UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of Registrant as specified in charter)

c/o: State Street Bank and Trust Company

1 Iron Street, Boston, MA 02210

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-670-2000

Date of fiscal year end: October 31, 2014

Date of reporting period: October 31, 2014

Item 1. Reports to Stockholders.

OCTOBER 31, 2014

2014 ANNUAL REPORT

iShares Trust

➢	iShares 0-5 Year TIPS Bond ETF | STIP | NYSE Arca
➢	iShares TIPS Bond ETF | TIP | NYSE Arca
➢	iShares Global Inflation-Linked Bond ETF | GTIP | NYSE Arca
➢	iShares International Inflation-Linked Bond ETF | ITIP | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL BOND MARKET OVERVIEW

Excluding currency effects, global bonds rallied for the 12-month period ended October 31, 2014 (the “reporting period”). Interest rates declined worldwide amid weaker economic growth in many global regions and a tumultuous series of geopolitical developments. However, for U.S. investors, a stronger U.S. dollar erased virtually all of the gains in the global bond markets, resulting in relatively flat overall returns. The Barclays Global Aggregate Bond Index, a broad measure of global bond market performance in U.S. dollar terms, returned 0.22% for the reporting period.

In general, global economic activity slowed during the reporting period. Although much of Europe emerged from recession in early 2014, economic growth remained subdued across the Continent — economic growth in the eurozone was just 0.8% for the 12 months ended September 30, 2014. China’s year-over-year economic growth rate as of September 30, 2014 fell to its lowest level in more than four years, while Japan’s economy slowed precipitously following implementation of a new consumption tax in April 2014. The primary exception to this global trend was the U.S., where the unemployment rate fell to its lowest level since July 2008 and the annualized economic growth rate exceeded 3% in four out of the past five quarters.

These economic developments led to a divergence in central bank policy. In the U.S., the Federal Reserve Bank (the “Fed”) began gradually paring back its quantitative easing program in December 2013 and fully eliminated these economic stimulus measures by the end of the reporting period. In contrast, the European Central Bank increased its stimulus efforts by cutting short-term interest rates in June 2014 and publicly considered the introduction of its own quantitative easing measures. Central banks in China and Japan also took more accommodative actions to stimulate their decelerating economies.

Geopolitical issues also had an impact on the global financial markets. Armed conflict between Russia and Ukraine, outbreaks of violence in the war-torn Middle East, and concerns about the spread of the Ebola virus in West Africa led to increased volatility in the global equity markets. Because of their relative stability, bonds attracted greater investor demand during these bouts of stock market volatility.

Overall, bond yields declined broadly around the globe during the reporting period, leading to rising bond prices and positive fixed-income returns. European bond markets posted the best returns, led by smaller markets such as Italy and Spain. Bond markets in the Asia/Pacific region also generated solid gains for the reporting period. The smallest yield declines occurred in the U.S., where economic growth improved notably, and Japan, where yields remained near historically low levels.

From a sector perspective, corporate bonds and other non-government securities outperformed government bonds for the reporting period. As yields fell around the world, strong investor demand for the relatively high yields of non-government securities fueled their outperformance.

The positive returns in the global bond markets were largely offset by a stronger U.S. dollar, which reduces returns on non-U.S. dollar denominated investments for U.S. investors. The U.S. dollar appreciated by approximately 0.5% versus the British pound, 8% against both the Canadian and Australian dollars, 8.5% versus the euro, and 14% against the Japanese yen. The U.S. dollar’s strength was driven by the divergence in economic growth and central bank policies between the U.S. and other regions.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® 0-5 YEAR TIPS BOND ETF

Performance as of October 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(0.18)%	(0.15)%	(0.07)%	(0.18)%	(0.15)%	(0.07)%
Since Inception	1.35%	1.36%	1.52%	5.38%	5.45%	6.07%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/1/10. The first day of secondary market trading was 12/3/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$996.00	$0.55	$1,000.00	$1,024.70	$0.56	0.11%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

6	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® 0-5 YEAR TIPS BOND ETF

The iShares 0-5 Year TIPS Bond ETF (the “Fund”) seeks to track the investment results of an index composed of inflation-protected U.S. Treasury bonds with remaining maturities of less than five years, as represented by the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2014, the total return for the Fund was -0.18%, net of fees, while the total return for the Index was -0.07%.

The Index declined slightly during the reporting period. The Index’s performance is largely determined by the level of interest rates, the inflation rate and inflation expectations. Short-term interest rates rose slightly during the reporting period, driving bond prices lower. Meanwhile, inflation and investors’ short-term expectations for inflation remained subdued. The Index’s relatively low yield was not enough to offset the decline in short-term bond prices during the reporting period.

The Consumer Price Index (“CPI”) increased at an annual rate of 1.7% for the year ending September 30, 2014. The energy portion of the CPI weighed on the overall CPI, as declining oil and gas prices restrained inflation. The services component of CPI, which represents over half of the index, increased at a faster pace than overall inflation, driven by rising shelter costs. Food prices also increased at a relatively fast pace, adding to the overall CPI rate of inflation. Nevertheless, tame inflation during the reporting period meant relatively low income from the inflation-linked portion of the Index’s yield.

Investors’ future expectations of inflation also fluctuated in a relatively low range during the reporting period, which limited the Index’s performance. The value of the Index rose during the Spring of 2014, and subsequently declined in the Summer of 2014, leading to a slight negative return for the reporting period overall.

PORTFOLIO ALLOCATION

As of 10/31/14

Maturity	Percentage of Total Investments*

0-1 Year	16.96%
1-2 Years	22.52
2-3 Years	20.46
3-4 Years	21.27
4-5 Years	18.79

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 10/31/14

Security	Percentage of Total Investments*

U.S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/18	20.45%
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/19	14.52
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/17	13.06
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/16	12.81
U.S. Treasury Inflation-Indexed Bonds, 2.38%, 01/15/17	6.68

TOTAL	67.52%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® TIPS BOND ETF

Performance as of October 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.80%	1.91%	1.90%	1.80%	1.91%	1.90%
5 Years	4.27%	4.24%	4.41%	23.24%	23.09%	24.06%
10 Years	4.48%	4.46%	4.62%	54.98%	54.70%	57.09%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,011.40	$1.01	$1,000.00	$1,024.20	$1.02	0.20%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

8	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® TIPS BOND ETF

The iShares TIPS Bond ETF (the “Fund”) seeks to track the investment results of an index composed of inflation-protected U.S. Treasury bonds, as represented by the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2014, the total return for the Fund was 1.80%, net of fees, while the total return for the Index was 1.90%.

The Index posted a modest return for the reporting period. Index performance is largely determined by the level of interest rates, the inflation rate and inflation expectations. Short-term interest rates rose slightly during the reporting period, driving bond prices lower. Meanwhile, long-term interest rates declined, as inflation and investors’ expectations for inflation remained subdued.

The Consumer Price Index (“CPI”) increased at an annual rate of 1.7% for the year ending September 30, 2014. The energy portion of the CPI weighed on the overall CPI, as declining oil and gas prices restrained inflation. The services component of CPI, which represents over half of the index, increased at a faster pace than overall inflation, driven by rising shelter costs. Food prices also increased at a relatively fast pace, adding to the overall CPI rate of inflation. Nevertheless, tame inflation during the reporting period meant relatively low income from the inflation-linked portion of the Index’s yield.

Investors’ future expectations of long-term inflation also fluctuated in a relatively low range during the reporting period, which limited the Index’s performance. Changes in long-term interest rates drove fluctuations in the Index during the reporting period, reflecting the Index’s relatively high sensitivity to changes in interest rates. Long-term TIPS were the main driver of positive returns for the Index during the reporting period.

PORTFOLIO ALLOCATION

As of 10/31/14

Maturity	Percentage of Total Investments*

0-1 Year	1.86%
1-5 Years	33.34
5-10 Years	44.49
10-15 Years	10.72
15-20 Years	0.66
More than 20 Years	8.93

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 10/31/14

Security	Percentage of Total Investments*

U.S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/18	10.73%
U.S. Treasury Inflation-Indexed Bonds, 0.38%, 07/15/23	9.51
U.S. Treasury Inflation-Indexed Bonds, 0.63%, 01/15/24	7.26
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/17	6.68
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 01/15/23	5.14

TOTAL	39.32%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® GLOBAL INFLATION-LINKED BOND ETF

Performance as of October 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.96%	1.94%	2.33%	1.96%	1.94%	2.33%
Since Inception	2.39%	2.37%	2.86%	8.53%	8.45%	10.22%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/18/11. The first day of secondary market trading was 5/20/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$991.50	$2.01	$1,000.00	$1,023.20	$2.04	0.40%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

10	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® GLOBAL INFLATION-LINKED BOND ETF

The iShares Global Inflation-Linked Bond ETF (the “Fund”) seeks to track the investment results of an index composed of inflation-linked sovereign debt, as represented by the BofA Merrill Lynch Global Diversified Inflation-Linked IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2014, the total return for the Fund was 1.96%, net of fees, while the total return for the Index was 2.33%.

The Index posted a modest positive return for the reporting period. Index performance is largely determined by the level of interest rates, the inflation rate, inflation expectations and currency rates in several countries. Long-term interest rates in the United States and the United Kingdom declined slightly during the reporting period, which meant generally higher bond prices. During the reporting period, the Index’s return was driven by a combination of the income from inflation-linked interest payments and higher long-term bond prices in the U.S. and the U.K.

Inflation-linked bonds issued by the U.S. and the U.K. represented approximately half of the Index during the reporting period, as these countries are the largest issuers of inflation-linked securities. In the U.S., inflation, as measured by the Consumer Price Index (“CPI”), increased at an annual rate of 1.7% for the year ending September 30, 2014. Declining oil and gas prices restrained inflation, while rising food and shelter costs contributed to the overall increase in prices. In the U.K., the annual inflation rate declined from 2.2% to 1.2% during the reporting period. Declining costs for housing and household services, as well as decreasing energy prices, contributed to the lower inflation rate.

Declining long-term interest rates in the U.S. and the U.K. contributed to the Index’s performance during the reporting period. Tame global inflation during the reporting period meant relatively low income from the inflation-linked portion of the Index’s yield.

BOND CREDIT QUALITY

As of 10/31/14

Moody’s Credit Rating[1]	Percentage of Total Investments[2]

Aaa	42.86%
Aa	33.14
A	4.26
Baa	17.97
Not Rated	1.77

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS

As of 10/31/14

Country	Percentage of Total Investments[2]

United States	36.06%
United Kingdom	22.86
Brazil	8.93
France	8.85
Italy	6.14
Mexico	2.56
Germany	2.55
Canada	1.94
Israel	1.84
Turkey	1.32

TOTAL	93.05%

[1]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® INTERNATIONAL INFLATION-LINKED BOND ETF

Performance as of October 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	0.07%	0.92%	0.58%	0.07%	0.92%	0.58%
Since Inception	0.62%	0.66%	1.08%	2.15%	2.30%	3.76%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/18/11. The first day of secondary market trading was 5/20/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$975.90	$1.99	$1,000.00	$1,023.20	$2.04	0.40%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

12	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® INTERNATIONAL INFLATION-LINKED BOND ETF

The iShares International Inflation-Linked Bond ETF (the “Fund”) seeks to track the investment results of an index composed of inflation-linked non-U.S. sovereign debt, as represented by the BofA Merrill Lynch Global ex-US Diversified Inflation-Linked IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2014, the total return for the Fund was 0.07%, net of fees, while the total return for the Index was 0.58%.

The Index posted a flat return for the reporting period. Index performance is largely determined by the level of interest rates, the inflation rate, inflation expectations and currency rates in several countries throughout the world, not including the United States. Declining energy prices dampened inflation throughout the world, which limited the income from inflation-linked interest payments during the reporting period.

Inflation-linked bonds issued by the U.K., France and Brazil represented approximately one- third of the Index during the reporting period, as these countries are the largest issuers of inflation-linked securities (other than the U.S.). In the U.K., the annual inflation rate declined from 2.2% to 1.2% during the reporting period. Declining costs for housing and household services, as well as decreasing energy prices, contributed to the lower inflation rate. France experienced extremely low inflation during the reporting period, largely due to slow economic growth. At the other end of the spectrum, Brazil experienced relatively high inflation, increasing at a 6.5% annualized pace during the reporting period. In broad terms, the developed international economies experienced relatively low inflation during the reporting period, while developing economies generated relatively higher rates of inflation.

The Index delivered strong performance during the first half of 2014, as international interest rates declined due to modest economic growth. During the last three months of the reporting period, the Index surrendered most of its gains, as the stronger U.S. dollar and low inflation expectations worked against performance.

BOND CREDIT QUALITY

As of 10/31/14

Moody’s Credit Rating[1]	Percentage of Total Investments[2]

Aaa	19.30%
Aa	32.13
A	9.35
Baa	32.94
Not Rated	6.28

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS

As of 10/31/14

Country	Percentage of Total Investments[2]

United Kingdom	13.69%
Brazil	13.14
France	12.48
Italy	9.31
Mexico	4.66
Canada	4.58
Israel	4.56
South Africa	4.47
Chile	4.42
Germany	4.39

TOTAL	75.70%

[1]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2014 and held through October 31, 2014, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® 0-5 YEAR TIPS BOND ETF

October 31, 2014

Security	Principal or Shares (000s)	Value

U.S. GOVERNMENT OBLIGATIONS — 99.77%
U.S. Treasury Inflation-Indexed Bonds
0.13%, 04/15/16	$63,501	$64,175,661
0.13%, 04/15/17	64,474	65,461,718
0.13%, 04/15/18	101,276	102,478,893
0.13%, 04/15/19	72,246	72,776,342
0.50%, 04/15/15	32,185	32,109,784
1.38%, 07/15/18	3,872	4,124,009
1.63%, 01/15/15	27,651	27,636,497
1.88%, 07/15/15	24,818	25,268,015
1.88%, 07/15/19	2,228	2,440,770
2.00%, 01/15/16	22,609	23,344,039
2.13%, 01/15/19	17,281	18,933,522
2.38%, 01/15/17	31,376	33,493,423
2.50%, 07/15/16	23,913	25,332,722
2.63%, 07/15/17	3,287	3,584,184

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost: $507,649,345)		501,159,579

SHORT-TERM INVESTMENTS — 0.04%

MONEY MARKET FUNDS — 0.04%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[a,b]	210	210,420

		210,420

TOTAL SHORT-TERM INVESTMENTS
(Cost: $210,420)		210,420

TOTAL INVESTMENTS IN SECURITIES — 99.81%
(Cost: $507,859,765)		501,369,999
Other Assets, Less Liabilities — 0.19%		946,825

NET ASSETS — 100.00%		$502,316,824

[a]	Affiliated issuer. See Note 2.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	15

Schedule of Investments

iSHARES® TIPS BOND ETF

October 31, 2014

Security	Principal (000s)	Value

U.S. GOVERNMENT OBLIGATIONS — 100.70%
U.S. Treasury Inflation-Indexed Bonds
0.13%, 04/15/16[a]	$452,880	$457,692,332
0.13%, 04/15/17[a]	813,343	825,797,486
0.13%, 04/15/18[a]	1,311,292	1,326,863,333
0.13%, 04/15/19[a]	388,459	391,311,731
0.13%, 01/15/22[a]	436,822	430,679,348
0.13%, 07/15/22[a]	571,170	563,405,222
0.13%, 01/15/23[a]	650,158	636,341,974
0.13%, 07/15/24[a]	209,234	203,643,436
0.38%, 07/15/23[a]	1,174,979	1,175,713,032
0.50%, 04/15/15[a]	132,840	132,529,102
0.63%, 07/15/21[a]	397,074	408,055,535
0.63%, 01/15/24[a]	883,579	898,489,683
0.63%, 02/15/43[a]	24,085	22,000,021
0.75%, 02/15/42[a]	282,327	267,019,271
1.13%, 01/15/21[a]	580,107	612,737,676
1.25%, 07/15/20[a]	229,301	244,814,790
1.38%, 07/15/18	6,554	6,981,559
1.38%, 01/15/20[a]	308,523	329,637,421
1.38%, 02/15/44	397,439	438,238,953
1.63%, 01/15/18	25,414	27,049,901
1.75%, 01/15/28	199,745	226,679,707
1.88%, 07/15/15[a]	96,204	97,947,222
1.88%, 07/15/19[a]	313,418	343,339,472
2.00%, 01/15/16[a]	372,080	384,172,247
2.00%, 01/15/26[a]	214	247,320
2.13%, 01/15/19[a]	6,210	6,803,590
2.13%, 02/15/40	158,894	201,894,497
2.13%, 02/15/41[a]	137,090	175,282,551
2.38%, 01/15/17[a]	69,092	73,755,878
2.38%, 01/15/25[a]	48,226	57,215,067
2.38%, 01/15/27	199,682	240,366,736
2.50%, 07/15/16[a]	263,488	279,132,216
2.50%, 01/15/29	220,301	274,068,678
2.63%, 07/15/17	1,033	1,126,197
3.38%, 04/15/32[a]	57,296	81,262,496
3.63%, 04/15/28	106,581	147,198,265
3.88%, 04/15/29[a]	264,468	379,924,583

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost: $12,364,197,177)		12,369,418,528

Security	Shares (000s)	Value

SHORT-TERM INVESTMENTS — 26.45%

MONEY MARKET FUNDS — 26.45%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[b,c,d]	2,959,178	$2,959,177,937
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[b,c,d]	283,743	283,743,157
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	6,647	6,647,015

		3,249,568,109

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,249,568,109)		3,249,568,109

TOTAL INVESTMENTS IN SECURITIES — 127.15%
(Cost: $15,613,765,286)		15,618,986,637
Other Assets, Less Liabilities — (27.15)%		(3,335,261,968)

NET ASSETS — 100.00%		$12,283,724,669

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

16	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® GLOBAL INFLATION-LINKED BOND ETF

October 31, 2014

Security	Principal (000s)		Value

FOREIGN GOVERNMENT INFLATION-INDEXED BONDS & NOTES — 62.17%
AUSTRALIA — 0.82%
Australia Government Bond
2.00%, 08/21/35[a]	AUD	20	$19,954
2.50%, 09/20/30[a]	AUD	10	11,483
3.00%, 09/20/25[a]	AUD	56	67,407
4.00%, 08/20/20	AUD	65	108,023

			206,867
BRAZIL — 8.68%
Brazil Notas do Tesouro Nacional Serie B
5.86%, 05/15/15	BRL	219	224,796
5.86%, 05/15/17	BRL	100	102,796
5.86%, 05/15/35	BRL	254	259,709
6.00%, 08/15/16	BRL	100	102,265
6.00%, 08/15/18	BRL	270	275,313
6.00%, 08/15/20	BRL	306	312,323
6.00%, 08/15/22	BRL	106	108,571
6.00%, 08/15/24	BRL	150	153,353
6.00%, 08/15/40	BRL	481	487,878
6.00%, 08/15/50	BRL	170	173,232

			2,200,236
CANADA — 1.89%
Canadian Government Bond
1.50%, 12/01/44	CAD	22	23,319
2.00%, 12/01/41	CAD	173	202,671
4.00%, 12/01/31	CAD	28	38,471
4.25%, 12/01/26	CAD	166	213,317

			477,778
CHILE — 1.23%
Bonos de la Tesoreria de la Republica
4.45%, 10/15/23	CLP	121,635	263,070
Bonos del Banco Central de Chile en UF
3.00%, 05/01/28	CLP	24,327	49,326

			312,396
COLOMBIA — 0.63%
Colombian TES
3.50%, 03/10/21	COP	321,601	160,495

			160,495

Security	Principal (000s)		Value

DENMARK — 0.14%
Denmark I/L Government Bond
0.10%, 11/15/23	DKK	207	$36,002

			36,002
FRANCE — 8.61%
France Government Bond OAT
0.10%, 07/25/21	EUR	1	1,319
0.25%, 07/25/18	EUR	1	1,346
0.25%, 07/25/24	EUR	20	26,394
1.00%, 07/25/17	EUR	1	1,488
1.10%, 07/25/22	EUR	411	576,283
1.30%, 07/25/19	EUR	11	14,643
1.60%, 07/25/15	EUR	60	76,165
1.80%, 07/25/40	EUR	6	9,386
1.85%, 07/25/27	EUR	1	1,634
2.10%, 07/25/23	EUR	108	164,460
2.25%, 07/25/20	EUR	61	88,978
3.15%, 07/25/32	EUR	309	576,889
3.40%, 07/25/29	EUR	56	103,474
French Treasury Note BTAN
0.45%, 07/25/16	EUR	422	538,509

			2,180,968
GERMANY — 2.48%
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond
0.75%, 04/15/18	EUR	132	173,230
Deutsche Bundesrepublik Inflation Linked Bond
0.10%, 04/15/23	EUR	100	131,755
0.50%, 04/15/30	EUR	15	20,717
1.75%, 04/15/20	EUR	213	301,844

			627,546
ISRAEL — 1.79%
Israel Government Bond – CPI Linked
2.75%, 09/30/22	ILS	200	65,577
2.75%, 08/30/41	ILS	50	18,612
3.50%, 04/30/18	ILS	578	203,031
4.00%, 05/30/36	ILS	272	131,629
Israel Government Bond – Galil
5.00%, 04/30/15	ILS	100	35,839

			454,688

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® GLOBAL INFLATION-LINKED BOND ETF

October 31, 2014

Security	Principal (000s)		Value

ITALY — 5.97%
Italy Buoni Poliennali Del Tesoro
2.10%, 09/15/17[a]	EUR	464	$610,965
2.10%, 09/15/21[a]	EUR	76	102,515
2.35%, 09/15/19[a]	EUR	231	315,143
2.35%, 09/15/24[b]	EUR	25	34,417
2.35%, 09/15/35[a]	EUR	163	218,845
2.55%, 09/15/41[a]	EUR	60	78,861
3.10%, 09/15/26[a]	EUR	105	152,845

			1,513,591
JAPAN — 0.91%
Japanese Government CPI Linked Bond
0.10%, 09/10/23	JPY	5,072	48,358
0.10%, 03/10/24	JPY	4,939	47,119
1.10%, 09/10/16	JPY	4,747	46,261
1.20%, 12/10/17	JPY	8,970	90,169

			231,907
MEXICO — 2.49%
Mexican Udibonos
2.50%, 12/10/20	MXN	3,136	238,540
4.00%, 11/15/40	MXN	1,912	155,360
4.50%, 12/18/14	MXN	1,300	97,448
4.50%, 12/04/25	MXN	468	40,952
4.50%, 11/22/35	MXN	858	74,839
United Mexican States
4.00%, 11/08/46	MXN	299	24,438

			631,577
NEW ZEALAND — 0.28%
New Zealand Government Bond
2.00%, 09/20/25[a]	NZD	45	34,890
3.00%, 09/20/30[a]	NZD	25	20,887
4.50%, 02/15/16[a]	NZD	12	14,501

			70,278
POLAND — 0.10%
Poland Government Bond
2.75%, 08/25/23	PLN	46	15,457
3.00%, 08/24/16	PLN	33	10,239

			25,696

Security	Principal (000s)		Value

SOUTH AFRICA — 0.95%
South Africa Government Bond – CPI Linked
2.50%, 01/31/17	ZAR	28	$2,621
2.50%, 12/31/50	ZAR	171	17,785
2.60%, 03/31/28	ZAR	118	11,732
3.45%, 12/07/33	ZAR	850	97,782
5.50%, 12/07/23	ZAR	915	109,597

			239,517
SOUTH KOREA — 0.28%
Inflation Linked Korea Treasury Bond
2.75%, 06/10/20	KRW	69,662	70,362

			70,362
SPAIN — 0.27%
Spain Government Inflation Linked Bond
1.80%, 11/30/24[b]	EUR	50	67,794

			67,794
SWEDEN — 1.02%
Sweden Inflation Linked Bond
0.25%, 06/01/22	SEK	120	17,073
1.00%, 06/01/25	SEK	25	3,782
3.50%, 12/01/15	SEK	600	103,071
3.50%, 12/01/28	SEK	485	119,499
4.00%, 12/01/20	SEK	65	14,315

			257,740
THAILAND — 0.13%
Thailand Government Bond
1.20%, 07/14/21[a]	THB	1,075	31,980

			31,980
TURKEY — 1.28%
Turkey Government Bond
1.00%, 05/03/23	TRY	56	23,480
2.00%, 10/26/22	TRY	197	90,047
2.40%, 05/08/24	TRY	36	16,903
2.80%, 11/08/23	TRY	22	10,600
3.00%, 07/21/21	TRY	64	30,866
3.00%, 02/23/22	TRY	67	32,371
3.00%, 08/02/23	TRY	55	27,149
4.00%, 04/01/20	TRY	185	93,353

			324,769

18	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL INFLATION-LINKED BOND ETF

October 31, 2014

Security	Principal (000s)		Value

UNITED KINGDOM — 22.22%
United Kingdom Gilt Inflation Linked
0.13%, 11/22/19[a]	GBP	226	$383,564
0.13%, 03/22/24[a]	GBP	370	631,212
0.13%, 03/22/29[a]	GBP	163	282,697
0.13%, 03/22/44[a]	GBP	169	311,143
0.13%, 03/22/58[a]	GBP	40	79,251
0.13%, 03/22/68[a]	GBP	80	166,480
0.25%, 03/22/52[a]	GBP	84	167,178
0.38%, 03/22/62[a]	GBP	114	255,516
0.50%, 03/22/50[a]	GBP	169	360,314
0.63%, 03/22/40[a]	GBP	264	537,742
0.63%, 11/22/42[a]	GBP	10	20,274
0.75%, 03/22/34[a]	GBP	2	4,138
0.75%, 11/22/47[a]	GBP	41	91,535
1.25%, 11/22/17[a]	GBP	119	206,845
1.25%, 11/22/32[a]	GBP	259	548,423
1.25%, 11/22/55[a]	GBP	134	372,611
1.88%, 11/22/22[a]	GBP	122	238,922
2.00%, 01/26/35[a]	GBP	128	450,763
2.50%, 07/26/16[a]	GBP	60	320,202
4.13%, 07/22/30[a]	GBP	39	202,214

			5,631,024

TOTAL FOREIGN GOVERNMENT INFLATION-INDEXED BONDS & NOTES
(Cost: $16,453,824)			15,753,211

U.S. GOVERNMENT OBLIGATIONS — 35.06%
U.S. Treasury Inflation-Indexed Bonds
0.13%, 04/15/16	USD	129	130,690
0.13%, 04/15/18[c]	USD	456	461,260
0.13%, 07/15/22	USD	257	253,442
0.13%, 01/15/23	USD	598	584,995
0.38%, 07/15/23	USD	894	894,914
0.63%, 01/15/24[c]	USD	262	266,415
0.63%, 02/15/43[c]	USD	145	132,306
0.75%, 02/15/42	USD	253	238,945
1.13%, 01/15/21	USD	1,336	1,410,630
1.38%, 07/15/18	USD	295	313,707
1.38%, 01/15/20	USD	258	276,184
1.38%, 02/15/44	USD	128	140,674

Security	Principal or Shares (000s)		Value

1.63%, 01/15/18[c]	USD	863	$919,066
2.00%, 01/15/16	USD	1,000	1,031,991
2.00%, 01/15/26[c]	USD	211	243,858
2.13%, 02/15/41[c]	USD	376	480,662
2.38%, 01/15/27	USD	59	70,992
3.88%, 04/15/29	USD	719	1,032,859

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost: $8,842,377)			8,883,590

SHORT-TERM INVESTMENTS — 6.34%

MONEY MARKET FUNDS — 6.34%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[d,e,f]		1,462	1,462,297
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[d,e,f]		140	140,213
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]		3	2,969

			1,605,479

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,605,479)			1,605,479

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® GLOBAL INFLATION-LINKED BOND ETF

October 31, 2014

Value
TOTAL INVESTMENTS IN SECURITIES — 103.57%
(Cost: $26,901,680)	$26,242,280
Other Assets, Less Liabilities — (3.57)%	(903,584)

NET ASSETS — 100.00%	$25,338,696

AUD   —  Australian Dollar

BRL   —  Brazilian Real

CAD   —  Canadian Dollar

CLP  —  Chilean Peso

COP  —  Colombian Peso

DKK  —  Danish Krone

EUR  —  Euro

GBP  —  British Pound

ILS  —  Israeli Shekel

JPY  —  Japanese Yen

KRW  —  South Korean Won

MXN  —  Mexican Peso

NZD  —  New Zealand Dollar

PLN  —  Polish Zloty

SEK  —  Swedish Krona

THB  —  Thai Baht

TRY  —  Turkish Lira

USD  —  United States Dollar

ZAR  —  South African Rand

[a]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

20	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® INTERNATIONAL INFLATION-LINKED BOND ETF

October 31, 2014

Security		Principal (000s)	Value

FOREIGN GOVERNMENT INFLATION-INDEXED BONDS & NOTES — 97.53%

AUSTRALIA — 3.88%
Australia Government Bond
1.00%, 11/21/18	AUD	300	$272,118
1.25%, 02/21/22[a]	AUD	582	556,561
2.00%, 08/21/35[a]	AUD	280	279,351
2.50%, 09/20/30[a]	AUD	394	452,420
3.00%, 09/20/25[a]	AUD	1,067	1,284,351
4.00%, 08/20/15	AUD	75	116,939
4.00%, 08/20/20	AUD	1,134	1,884,594

			4,846,334
BRAZIL — 12.81%
Brazil Notas do Tesouro Nacional
Serie B
5.84%, 05/15/15	BRL	404	414,693
5.84%, 05/15/35	BRL	1,078	1,102,231
5.86%, 05/15/17	BRL	836	859,370
5.86%, 05/15/19	BRL	300	306,329
5.86%, 05/15/45	BRL	1,499	1,522,057
5.89%, 08/15/50	BRL	2,320	2,364,101
5.95%, 08/15/16	BRL	2,370	2,423,687
5.95%, 08/15/18	BRL	600	611,806
5.95%, 08/15/20	BRL	2,925	2,985,441
5.95%, 08/15/22	BRL	1,250	1,280,323
5.95%, 08/15/24	BRL	937	957,944
5.95%, 08/15/30	BRL	350	356,997
6.01%, 08/15/40	BRL	790	801,297

			15,986,276
CANADA — 4.47%
Canadian Government Bond
1.25%, 12/01/47	CAD	162	165,013
1.50%, 12/01/44	CAD	744	797,519
2.00%, 12/01/41	CAD	1,024	1,200,128
3.00%, 12/01/36	CAD	359	474,662
4.00%, 12/01/31	CAD	622	869,454
4.25%, 12/01/21	CAD	468	537,531
4.25%, 12/01/26	CAD	1,192	1,531,834

			5,576,141

Security		Principal (000s)	Value

CHILE — 4.31%
Bonos de la Tesoreria de la Republica
2.98%, 03/01/27	CLP	121,635	$242,441
2.99%, 08/01/24	CLP	194,615	430,878
2.99%, 01/01/30	CLP	194,615	397,635
2.99%, 01/01/40	CLP	316,250	695,889
3.03%, 03/01/38	CLP	121,635	258,369
4.75%, 09/01/15	CLP	97,308	170,146
Bonos del Banco Central de Chile en UF
2.98%, 03/01/18	CLP	121,635	223,419
2.99%, 02/01/16	CLP	170,289	303,949
2.99%, 07/01/17	CLP	97,308	178,415
2.99%, 02/01/21	CLP	1,155,529	2,186,446
3.58%, 05/01/28	CLP	145,962	295,953

			5,383,540
COLOMBIA — 2.37%
Colombian TES
3.00%, 03/25/33	COP	300,161	128,285
3.50%, 03/10/21	COP	3,216,012	1,604,955
4.75%, 02/23/23	COP	321,601	173,680
7.00%, 02/25/15	COP	2,144,008	1,054,988

			2,961,908
DENMARK — 0.80%
Denmark I/L Government Bond
0.10%, 11/15/23	DKK	5,719	995,467

			995,467
FRANCE — 12.17%
France Government Bond OAT
0.10%, 07/25/21	EUR	1	1,319
0.25%, 07/25/18	EUR	337	437,654
0.25%, 07/25/24	EUR	51	65,984
0.70%, 07/25/30[a]	EUR	201	267,057
1.00%, 07/25/17	EUR	1,319	1,727,586
1.10%, 07/25/22	EUR	2,347	3,290,121
1.30%, 07/25/19	EUR	883	1,209,514
1.60%, 07/25/15	EUR	677	865,230
1.80%, 07/25/40	EUR	474	779,083
1.85%, 07/25/27	EUR	119	183,034
2.10%, 07/25/23	EUR	309	468,237
2.25%, 07/25/20	EUR	515	752,754

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL INFLATION-LINKED BOND ETF

October 31, 2014

Security		Principal (000s)	Value

3.15%, 07/25/32	EUR	1,415	$2,638,520
3.40%, 07/25/29	EUR	585	1,085,010
French Treasury Note BTAN
0.45%, 07/25/16	EUR	1,114	1,421,007

			15,192,110
GERMANY — 4.28%
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond
0.75%, 04/15/18	EUR	946	1,237,555
Deutsche Bundesrepublik Inflation Linked Bond
0.10%, 04/15/23	EUR	930	1,223,594
0.50%, 04/15/30	EUR	126	172,643
1.50%, 04/15/16	EUR	1,029	1,320,527
1.75%, 04/15/20	EUR	982	1,391,766

			5,346,085
ISRAEL — 4.44%
Israel Government Bond –CPI Linked
1.00%, 05/30/17	ILS	300	84,460
1.75%, 09/29/23	ILS	750	225,789
2.75%, 09/30/22	ILS	700	229,519
2.75%, 08/30/41	ILS	1,548	576,220
3.50%, 04/30/18	ILS	3,518	1,235,747
4.00%, 05/30/36	ILS	1,914	926,245
Israel Government Bond – Galil
4.00%, 07/30/21	ILS	1,100	481,363
4.00%, 07/31/24	ILS	1,951	851,092
5.00%, 04/30/15	ILS	2,222	796,342
Israel Government Bond CPI Linked
3.00%, 10/31/19	ILS	400	135,278

			5,542,055
ITALY — 9.08%
Italy Buoni Poliennali Del Tesoro
1.70%, 09/15/18	EUR	626	823,725
2.10%, 09/15/16	EUR	495	643,395
2.10%, 09/15/17[a]	EUR	2,568	3,384,748
2.10%, 09/15/21[a]	EUR	938	1,271,182
2.35%, 09/15/19[a]	EUR	919	1,256,048
2.35%, 09/15/24[b]	EUR	276	378,591
2.35%, 09/15/35[a]	EUR	925	1,239,590

Security		Principal (000s)	Value

2.55%, 09/15/41[a]	EUR	443	$586,436
2.60%, 09/15/23[a]	EUR	1,003	1,410,083
3.10%, 09/15/26[a]	EUR	228	333,480

			11,327,278
JAPAN — 4.03%
Japanese Government CPI Linked Bond
0.10%, 09/10/23	JPY	95,531	910,908
0.10%, 03/10/24	JPY	142,619	1,360,549
1.10%, 09/10/16	JPY	41,899	408,303
1.20%, 12/10/17	JPY	188,054	1,890,441
1.40%, 03/10/18	JPY	12,095	123,205
1.40%, 06/10/18	JPY	32,524	331,450

			5,024,856
MEXICO — 4.55%
Mexican Udibonos
2.50%, 12/10/20	MXN	21,669	1,648,338
3.50%, 12/14/17	MXN	1,122	89,872
4.00%, 11/15/40	MXN	16,246	1,320,308
4.50%, 12/18/14	MXN	5,922	443,896
4.50%, 12/04/25	MXN	2,080	182,007
4.50%, 11/22/35	MXN	8,514	742,581
5.00%, 06/16/16	MXN	10,661	854,327
United Mexican States
4.00%, 06/13/19	MXN	2,080	170,427
4.00%, 11/08/46	MXN	2,697	220,456

			5,672,212
NEW ZEALAND — 1.14%
New Zealand Government Bond
2.00%, 09/20/25[a]	NZD	942	730,371
3.00%, 09/20/30[a]	NZD	560	467,860
4.50%, 02/15/16[a]	NZD	190	229,602

			1,427,833
POLAND — 0.32%
Poland Government Bond
2.75%, 08/25/23	PLN	830	277,452
3.00%, 08/24/16	PLN	375	115,390

			392,842
SOUTH AFRICA — 4.36%
South Africa Government Bond – CPI Linked
2.00%, 01/31/25	ZAR	3,427	318,007

22	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL INFLATION-LINKED BOND ETF

October 31, 2014

Security		Principal (000s)	Value

2.25%, 01/31/38	ZAR	3,904	$380,694
2.50%, 01/31/17	ZAR	3,267	306,919
2.50%, 03/31/46	ZAR	2,153	219,869
2.50%, 12/31/50	ZAR	3,562	370,055
2.60%, 03/31/28	ZAR	4,904	488,824
2.75%, 01/31/22	ZAR	6,910	677,116
3.45%, 12/07/33	ZAR	13,104	1,507,859
5.50%, 12/07/23	ZAR	9,775	1,170,494

			5,439,837
SOUTH KOREA — 1.34%
Inflation Linked Korea Treasury Bond
1.50%, 06/10/21	KRW	1,131,750	1,073,304
2.75%, 03/10/17	KRW	281,125	272,581
2.75%, 06/10/20	KRW	322,562	325,804

			1,671,689
SPAIN — 1.03%
Spain Government Inflation Linked Bond
1.80%, 11/30/24[b]	EUR	948	1,288,091

			1,288,091
SWEDEN — 4.25%
Sweden Inflation Linked Bond
0.25%, 06/01/22	SEK	5,310	755,473
0.50%, 06/01/17	SEK	3,000	430,263
1.00%, 06/01/25	SEK	2,300	347,925
3.50%, 12/01/15	SEK	6,500	1,116,601
3.50%, 12/01/28	SEK	7,610	1,875,030
4.00%, 12/01/20	SEK	3,515	774,105

			5,299,397
THAILAND — 0.69%
Thailand Government Bond
1.20%, 07/14/21[a]	THB	29,029	863,452

			863,452
TURKEY — 3.85%
Turkey Government Bond
1.00%, 05/03/23	TRY	714	300,542
2.00%, 10/26/22	TRY	2,189	998,061
2.40%, 05/08/24	TRY	748	353,262
2.80%, 11/08/23	TRY	382	185,500
3.00%, 01/06/21	TRY	3,101	1,492,626
3.00%, 02/23/22	TRY	73	35,314

Security		Principal or Shares (000s)	Value

3.00%, 08/02/23	TRY	937	$461,534
4.00%, 04/01/20	TRY	1,560	786,124
4.50%, 02/11/15	TRY	428	194,985

			4,807,948
UNITED KINGDOM — 13.36%
United Kingdom Gilt Inflation Linked
0.13%, 11/22/19[a]	GBP	129	217,934
0.13%, 03/22/24[a]	GBP	314	535,355
0.13%, 03/22/29[a]	GBP	361	625,304
0.13%, 03/22/44[a]	GBP	38	70,381
0.13%, 03/22/58[a]	GBP	45	89,157
0.13%, 03/22/68[a]	GBP	185	385,177
0.25%, 03/22/52[a]	GBP	54	107,925
0.38%, 03/22/62[a]	GBP	360	803,050
0.50%, 03/22/50[a]	GBP	889	1,894,580
0.63%, 03/22/40[a]	GBP	244	496,656
0.63%, 11/22/42[a]	GBP	155	323,853
0.75%, 11/22/47[a]	GBP	180	403,032
1.13%, 11/22/37[a]	GBP	653	1,434,662
1.25%, 11/22/17[a]	GBP	185	320,750
1.25%, 11/22/27[a]	GBP	106	209,789
1.25%, 11/22/32[a]	GBP	237	500,835
1.25%, 11/22/55[a]	GBP	685	1,900,331
1.88%, 11/22/22[a]	GBP	509	993,203
2.00%, 01/26/35[a]	GBP	426	1,505,391
2.50%, 07/26/16[a]	GBP	166	883,885
2.50%, 04/16/20[a]	GBP	154	897,506
2.50%, 07/17/24[a]	GBP	165	894,371
4.13%, 07/22/30[a]	GBP	224	1,172,946

			16,666,073

TOTAL FOREIGN GOVERNMENT INFLATION- INDEXED BONDS & NOTES
(Cost: $129,568,161)			121,711,424

SHORT-TERM INVESTMENTS — 0.06%

MONEY MARKET FUNDS — 0.06%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]		73	73,132

			73,132

TOTAL SHORT-TERM INVESTMENTS
(Cost: $73,132)			73,132

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL INFLATION-LINKED BOND ETF

October 31, 2014

Value

TOTAL INVESTMENTS IN SECURITIES — 97.59%
(Cost: $129,641,293)	$121,784,556
Other Assets, Less Liabilities — 2.41%	3,003,136

NET ASSETS — 100.00%	$124,787,692

AUD  —  Australian Dollar

BRL  —  Brazilian Real

CAD  —  Canadian Dollar

CLP  —  Chilean Peso

COP  —  Colombian Peso

DKK  —  Danish Krone

EUR  —  Euro

GBP  —  British Pound

ILS  —  Israeli Shekel

JPY  —  Japanese Yen

KRW  —  South Korean Won

MXN  —  Mexican Peso

NZD  —  New Zealand Dollar

PLN  —  Polish Zloty

SEK  —  Swedish Krona

THB  —  Thai Baht

TRY  —  Turkish Lira

ZAR  —  South African Rand

[a]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

24	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

October 31, 2014

	iShares 0-5 Year TIPS Bond ETF	iShares TIPS Bond ETF	iShares Global Inflation-Linked Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$507,649,345	$12,364,197,177	$25,296,201
Affiliated (Note 2)	210,420	3,249,568,109	1,605,479

Total cost of investments	$507,859,765	$15,613,765,286	$26,901,680

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$501,159,579	$12,369,418,528	$24,636,801
Affiliated (Note 2)	210,420	3,249,568,109	1,605,479

Total fair value of investments	501,369,999	15,618,986,637	26,242,280
Foreign currency, at value[b]	—	—	1,112,384
Receivables:
Interest	990,234	24,028,277	125,403

Total Assets	502,360,233	15,643,014,914	27,480,067

LIABILITIES
Payables:
Investment securities purchased	—	114,252,208	530,214
Collateral for securities on loan (Note 1)	—	3,242,921,094	1,602,510
Capital shares redeemed	—	25,518	—
Investment advisory fees (Note 2)	43,409	2,091,425	8,647

Total Liabilities	43,409	3,359,290,245	2,141,371

NET ASSETS	$502,316,824	$12,283,724,669	$25,338,696

Net assets consist of:
Paid-in capital	$510,655,683	$12,372,376,633	$26,564,948
Distributions in excess of net investment income	(175,105)	(1,685,734)	(2,992)
Accumulated net realized loss	(1,673,988)	(92,187,581)	(542,956)
Net unrealized appreciation (depreciation)	(6,489,766)	5,221,351	(680,304)

NET ASSETS	$502,316,824	$12,283,724,669	$25,338,696

Shares outstanding[c]	5,000,000	108,700,000	500,000

Net asset value per share	$100.46	$113.01	$50.68

[a]	Securities on loan with values of $ —, $2,958,885,681 and $1,449,361, respectively. See Note 1.
[b]	Cost of foreign currency: $ —, $ — and $1,128,675, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	25

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

October 31, 2014

iShares International Inflation-Linked Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$129,568,161
Affiliated (Note 2)	73,132

Total cost of investments	$129,641,293

Investments in securities, at fair value (Note 1):
Unaffiliated	$121,711,424
Affiliated (Note 2)	73,132

Total fair value of investments	121,784,556
Foreign currency, at value[a]	2,276,015
Receivables:
Interest	997,113

Total Assets	125,057,684

LIABILITIES
Payables:
Investment securities purchased	222,242
Foreign taxes (Note 1)	5,169
Investment advisory fees (Note 2)	42,581

Total Liabilities	269,992

NET ASSETS	$124,787,692

Net assets consist of:
Paid-in capital	$133,890,009
Distributions in excess of net investment income	(58,366)
Accumulated net realized loss	(1,145,510)
Net unrealized depreciation	(7,898,441)

NET ASSETS	$124,787,692

Shares outstanding[b]	2,700,000

Net asset value per share	$46.22

[a]	Cost of foreign currency: $2,271,203.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

26	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended October 31, 2014

	iShares 0-5 Year TIPS Bond ETF	iShares TIPS Bond ETF	iShares Global Inflation-Linked Bond ETF

NET INVESTMENT INCOME
Interest — unaffiliated[a,b]	$2,671,150	$211,475,810	$734,148
Interest — affiliated (Note 2)	64	9,266	4
Securities lending income — affiliated (Note 2)	87,420	4,213,671	1,305

Total investment income	2,758,634	215,698,747	735,457

EXPENSES
Investment advisory fees (Note 2)	1,117,210	25,636,932	102,269

Total expenses	1,117,210	25,636,932	102,269
Less investment advisory fees waived (Note 2)	(230,696)	—	—

Net expenses	886,514	25,636,932	102,269

Net investment income	1,872,120	190,061,815	633,188

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,016,469)	(7,546,457)	(97,885)
In-kind redemptions — unaffiliated	879,359	97,987,145	—
Foreign currency transactions	—	—	(8,218)

Net realized gain (loss)	(137,110)	90,440,688	(106,103)

Net change in unrealized appreciation/depreciation on:
Investments	(2,407,553)	(84,275,037)	(2,715)
Translation of assets and liabilities in foreign currencies	—	—	(18,308)

Net change in unrealized appreciation/depreciation	(2,407,553)	(84,275,037)	(21,023)

Net realized and unrealized gain (loss)	(2,544,663)	6,165,651	(127,126)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(672,543)	$196,227,466	$506,062

[a]	Includes monthly inflationary and deflationary adjustments to income. See Note 1.
[b]	Net of foreign withholding tax of $ —, $ — and $735, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	27

Statements of Operations (Continued)

iSHARES® TRUST

Year ended October 31, 2014

iShares International Inflation-Linked Bond ETF

NET INVESTMENT INCOME
Interest — unaffiliated[a,b]	$3,727,613
Interest — affiliated (Note 2)	11

3,727,624
Less: Other foreign taxes (Note 1)	(6)

Total investment income	3,727,618

EXPENSES
Investment advisory fees (Note 2)	452,685

Total expenses	452,685

Net investment income	3,274,933

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(422,412)
Foreign currency transactions	(78,124)

Net realized loss	(500,536)

Net change in unrealized appreciation/depreciation on:
Investments	(3,471,540)
Translation of assets and liabilities in foreign currencies	(61,042)

Net change in unrealized appreciation/depreciation	(3,532,582)

Net realized and unrealized loss	(4,033,118)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(758,185)

[a]	Includes monthly inflationary and deflationary adjustments to income. See Note 1.
[b]	Net of foreign withholding tax of $14,465.

See notes to financial statements.

28	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares 0-5 Year TIPS Bond ETF		iShares TIPS Bond ETF
	Year ended October 31, 2014	Year ended October 31, 2013	Year ended October 31, 2014	Year ended October 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,872,120	$686,047	$190,061,815	$269,182,162
Net realized gain (loss)	(137,110)	(374,511)	90,440,688	890,181,786
Net change in unrealized appreciation/depreciation	(2,407,553)	(7,012,622)	(84,275,037)	(2,469,522,159)

Net increase (decrease) in net assets resulting from operations	(672,543)	(6,701,086)	196,227,466	(1,310,158,211)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,715,283)	(1,020,969)	(229,892,008)	(308,771,783)
Return of capital	(1,047,620)	(1,989,864)	—	—

Total distributions to shareholders	(3,762,903)	(3,010,833)	(229,892,008)	(308,771,783)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	50,700,255	276,703,689	1,589,073,704	3,402,443,980
Cost of shares redeemed	(177,536,537)	(50,664,504)	(3,078,209,256)	(10,800,945,158)

Net increase (decrease) in net assets from capital share transactions	(126,836,282)	226,039,185	(1,489,135,552)	(7,398,501,178)

INCREASE (DECREASE) IN NET ASSETS	(131,271,728)	216,327,266	(1,522,800,094)	(9,017,431,172)

NET ASSETS
Beginning of year	633,588,552	417,261,286	13,806,524,763	22,823,955,935

End of year	$502,316,824	$633,588,552	$12,283,724,669	$13,806,524,763

Undistributed (distribution in excess of) net investment income included in net assets at end of year	$(175,105)	$(123,387)	$(1,685,734)	$14,358,936

SHARES ISSUED AND REDEEMED
Shares sold	500,000	2,700,000	14,000,000	28,200,000
Shares redeemed	(1,750,000)	(500,000)	(27,500,000)	(92,100,000)

Net increase (decrease) in shares outstanding	(1,250,000)	2,200,000	(13,500,000)	(63,900,000)

See notes to financial statements.

FINANCIAL STATEMENTS	29

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Global Inflation-Linked Bond ETF		iShares International Inflation-Linked Bond ETF
	Year ended October 31, 2014	Year ended October 31, 2013	Year ended October 31, 2014	Year ended October 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$633,188	$612,412	$3,274,933	$3,683,656
Net realized loss	(106,103)	(881,287)	(500,536)	(1,996,110)
Net change in unrealized appreciation/depreciation	(21,023)	(1,263,272)	(3,532,582)	(7,205,904)

Net increase (decrease) in net assets resulting from operations	506,062	(1,532,147)	(758,185)	(5,518,358)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(493,900)	(221,439)	(2,686,802)	(2,015,059)
Return of capital	(96,739)	(56,448)	(189,255)	—

Total distributions to shareholders	(590,639)	(277,887)	(2,876,057)	(2,015,059)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	—	21,246,094	19,432,620	71,083,737
Cost of shares redeemed	—	(9,795,081)	(4,680,310)	(9,234,774)

Net increase in net assets from capital share transactions	—	11,451,013	14,752,310	61,848,963

INCREASE (DECREASE) IN NET ASSETS	(84,577)	9,640,979	11,118,068	54,315,546

NET ASSETS
Beginning of year	25,423,273	15,782,294	113,669,624	59,354,078

End of year	$25,338,696	$25,423,273	$124,787,692	$113,669,624

Undistributed (distribution in excess of) net investment income included in net assets at end of year	$(2,992)	$(110)	$(58,366)	$65,552

SHARES ISSUED AND REDEEMED
Shares sold	—	400,000	400,000	1,400,000
Shares redeemed	—	(200,000)	(100,000)	(200,000)

Net increase in shares outstanding	—	200,000	300,000	1,200,000

See notes to financial statements.

30	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares 0-5 Year TIPS Bond ETF
	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Year ended Oct. 31, 2012	Period from Dec. 1, 2010[a] to Oct. 31, 2011
Net asset value, beginning of period	$101.37	$103.03	$102.63	$99.83

Income from investment operations:
Net investment income[b]	0.34	0.13	0.58	2.58
Net realized and unrealized gain (loss)[c]	(0.51)	(1.16)	0.71	2.68

Total from investment operations	(0.17)	(1.03)	1.29	5.26

Less distributions from:
Net investment income	(0.53)	(0.21)	(0.87)	(2.33)
Return of capital	(0.21)	(0.42)	(0.02)	(0.13)

Total distributions	(0.74)	(0.63)	(0.89)	(2.46)

Net asset value, end of period	$100.46	$101.37	$103.03	$102.63

Total return	(0.18)%	(1.01)%	1.27%	5.30%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$502,317	$633,589	$417,261	$220,656
Ratio of expenses to average net assets[e]	0.16%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to waived fees[e]	0.20%	n/a	n/a	n/a
Ratio of net investment income to average net assets[e]	0.34%	0.13%	0.57%	2.76%
Portfolio turnover rate[f]	25%	23%	31%	34%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	31

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares TIPS Bond ETF
	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Year ended Oct. 31, 2012	Period from Mar. 1, 2011 to Oct. 31, 2011[a]	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010
Net asset value, beginning of period	$112.98	$122.64	$116.13	$108.16	$103.88	$96.71

Income from investment operations:
Net investment income[b]	1.67	1.69	2.46	4.12	2.92	4.04
Net realized and unrealized gain (loss)[c]	0.37	(9.51)	6.56	7.87	4.01	7.38

Total from investment operations	2.04	(7.82)	9.02	11.99	6.93	11.42

Less distributions from:
Net investment income	(2.01)	(1.84)	(2.51)	(4.02)	(2.65)	(4.25)

Total distributions	(2.01)	(1.84)	(2.51)	(4.02)	(2.65)	(4.25)

Net asset value, end of period	$113.01	$112.98	$122.64	$116.13	$108.16	$103.88

Total return	1.80%	(6.44)%	7.85%	11.33%[d]	6.74%	12.00%

Ratios/Supplemental data:
Net assets, end of period (000s)	$12,283,725	$13,806,525	$22,823,956	$21,322,214	$19,448,004	$20,100,833
Ratio of expenses to average net assets[e]	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets[e]	1.48%	1.43%	2.06%	5.48%	2.74%	3.95%
Portfolio turnover rate[f]	47%	47%	10%	15%	13%	15%

[a]	The Fund’s fiscal year-end was changed from February 28 to October 31.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

32	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Global Inflation-Linked Bond ETF
	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Year ended Oct. 31, 2012	Period from May 18, 2011[a] to Oct. 31, 2011
Net asset value, beginning of period	$50.85	$52.61	$50.78	$49.75

Income from investment operations:
Net investment income[b]	1.27	1.16	1.45	0.78
Net realized and unrealized gain (loss)[c]	(0.26)	(2.29)	1.48	0.59

Total from investment operations	1.01	(1.13)	2.93	1.37

Less distributions from:
Net investment income	(0.99)	(0.50)	(1.10)	(0.34)
Return of capital	(0.19)	(0.13)	—	—

Total distributions	(1.18)	(0.63)	(1.10)	(0.34)

Net asset value, end of period	$50.68	$50.85	$52.61	$50.78

Total return	1.96%	(2.16)%[d]	5.87%	2.76%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$25,339	$25,423	$15,782	$15,233
Ratio of expenses to average net assets[f]	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets[f]	2.48%	2.26%	2.83%	3.42%
Portfolio turnover rate[g]	19%	64%	18%	38%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Includes a payment from an affiliate to compensate the Fund for forgone securities lending revenue. Not including these proceeds, the Fund’s total return would have been -2.18%.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include Portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rates for the years ended October 31, 2014 and October 31, 2013 were 19% and 64%, respectively. See note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	33

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares International Inflation-Linked Bond ETF
	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Year ended Oct. 31, 2012	Period from May 18, 2011[a] to Oct. 31, 2011
Net asset value, beginning of period	$47.36	$49.46	$48.38	$49.35

Income from investment operations:
Net investment income[b]	1.36	1.71	1.89	1.02
Net realized and unrealized gain (loss)[c]	(1.30)	(2.74)	0.63	(1.54)

Total from investment operations	0.06	(1.03)	2.52	(0.52)

Less distributions from:
Net investment income	(1.12)	(1.07)	(1.35)	(0.12)
Return of capital	(0.08)	—	(0.09)	(0.33)

Total distributions	(1.20)	(1.07)	(1.44)	(0.45)

Net asset value, end of period	$46.22	$47.36	$49.46	$48.38

Total return	0.07%	(2.11)%	5.42%	(1.08)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$124,788	$113,670	$59,354	$43,545
Ratio of expenses to average net assets[e]	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets[e]	2.89%	3.53%	3.97%	4.66%
Portfolio turnover rate[f]	20%	28%	38%	28%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended October 31, 2014, October 31, 2013 and October 31, 2012, were 20%, 28% and 36%, respectively. See Note 4.

See notes to financial statements.

34	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
0-5 Year TIPS Bond	Diversified
TIPS Bond	Diversified
Global Inflation-Linked Bond	Non-diversified
International Inflation-Linked Bond	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946).

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Fixed income investments are valued at the last available bid price received from independent pricing services. In determining the value of a fixed income investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

36	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of October 31, 2014. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
0-5 Year TIPS Bond
Assets:
U.S. Government Obligations	$—	$501,159,579	$—	$501,159,579
Money Market Funds	210,420	—	—	210,420

	$210,420	$501,159,579	$—	$501,369,999

TIPS Bond
Assets:
U.S. Government Obligations	$—	$12,369,418,528	$—	$12,369,418,528
Money Market Funds	3,249,568,109	—	—	3,249,568,109

	$3,249,568,109	$12,369,418,528	$—	$15,618,986,637

Global Inflation-Linked Bond
Assets:
Foreign Government Inflation-Indexed Bonds & Notes	$—	$15,753,211	$—	$15,753,211
U.S. Government Obligations	—	8,883,590	—	8,883,590
Money Market Funds	1,605,479	—	—	1,605,479

	$1,605,479	$24,636,801	$—	$26,242,280

International Inflation-Linked Bond
Assets:
Foreign Government Inflation-Indexed Bonds & Notes	$—	$121,711,424	$—	$121,711,424
Money Market Funds	73,132	—	—	73,132

	$73,132	$121,711,424	$—	$121,784,556

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis.

Inflation-indexed public obligations are income-generating instruments whose interest and principal payments are periodically adjusted for inflation (or deflation). The inflation (deflation) adjustment is applied to the principal of each bond and is accounted for as interest income in the statements of operations.

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements (Continued)

iSHARES® TRUST

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2014, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of October 31, 2014, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of October 31, 2014 and the value of the related collateral are disclosed in the

38	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of each Fund’s securities lending agreements which are subject to offset under an MSLA as of October 31, 2014:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
TIPS Bond	$2,958,885,681	$2,958,885,681	$—
Global Inflation-Linked Bond	1,449,361	1,449,361	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
0-5 Year TIPS Bond	0.20%
Global Inflation-Linked Bond	0.40
International Inflation-Linked Bond	0.40

Effective May 23, 2014, BFA has contractually agreed to waive a portion of its investment advisory fees for the iShares 0-5 Year TIPS Bond ETF through February 29, 2016 in order to limit total annual operating expenses to 0.10% of average daily net assets.

For its investment advisory services to the iShares TIPS Bond ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.2000%		First $121 billion
0.1900	[a]	Over $121 billion, up to and including $211 billion
0.1805	[a]	Over $211 billion

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Effective January 1, 2014, each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2014, (i) each Fund retains 75% of securities lending income and (ii) the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in calendar year 2013 and pursuant to a securities lending agreement, (i) each Fund will receive for the remainder of that calendar year 80% of securities lending income and (ii) the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

40	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended October 31, 2014, each Fund paid to BTC the following amounts in total for securities lending agent services and collateral investment fees:

iShares ETF	Fees Paid to BTC
0-5 Year TIPS Bond	$41,668
TIPS Bond	1,919,839
Global Inflation-Linked Bond	581

Prior to January 1, 2014, each Fund retained 65% of securities lending income and paid no collateral investment fees.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended October 31, 2014, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2014 were as follows:

	U.S. Government Obligations		Other Securities
iShares ETF	Purchases	Sales	Purchases	Sales
0-5 Year TIPS Bond	$159,822,430	$136,577,627	$—	$—
TIPS Bond	6,185,983,432	6,041,570,864	—	—
Global Inflation-Linked Bond	1,850,602	1,571,339	3,214,843	3,232,724
International Inflation-Linked Bond	251,451	263,078	27,004,455	21,503,699

In-kind transactions (see Note 4) for the year ended October 31, 2014 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
0-5 Year TIPS Bond	$50,112,435	$176,503,635
TIPS Bond	1,577,748,582	3,045,651,181
International Inflation-Linked Bond	7,780,990	—

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements (Continued)

iSHARES® TRUST

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	MARKET AND CREDIT RISK

In the normal course of business, each Fund’s investment activities exposes it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in fixed income instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

The iShares Global Inflation-Linked Bond ETF and iShares International Inflation-Linked Bond ETF each invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater

42	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

Each Fund invests a substantial amount of its assets in fixed-income securities. Changes in market interest rates or economic conditions, including the decision in December 2013 by the Federal Reserve Bank to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Given the environment of historically low interest rates, each Fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of October 31, 2014, attributable to distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
0-5 Year TIPS Bond	$—	$791,445	$(791,445)
TIPS Bond	57,021,592	23,785,523	(80,807,115)
Global Inflation-Linked Bond	3,719	(142,170)	138,451
International Inflation-Linked Bond	—	(712,049)	712,049

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 was as follows:

iShares ETF	2014	2013
0-5 Year TIPS Bond
Ordinary income	$2,715,283	$1,020,969
Return of capital	1,047,620	1,989,864

	$3,762,903	$3,010,833

TIPS Bond
Ordinary income	$229,892,008	$308,771,783

Global Inflation-Linked Bond
Ordinary income	$493,900	$221,439
Return of capital	96,739	56,448

	$590,639	277,887

International Inflation-Linked Bond
Ordinary income	$2,686,802	$2,015,059
Return of capital	189,255	—

	$2,876,057	$2,015,059

As of October 31, 2014, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains(Losses) [a]	Total
0-5 Year TIPS Bond	$—	$(1,356,189)	$(6,982,670)	$(8,338,859)
TIPS Bond	—	(54,831,282)	(33,820,682)	(88,651,964)
Global Inflation-Linked Bond	—	(537,192)	(689,060)	(1,226,252)
International Inflation-Linked Bond	—	(1,047,015)	(8,055,302)	(9,102,317)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and amortization methods for premiums and discounts on fixed income securities.

As of October 31, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2016	Expiring 2017	Expiring 2019	Total
0-5 Year TIPS Bond	$1,334,586	$—	$—	$21,603	$1,356,189
TIPS Bond	53,841,754	460,813	528,715	—	54,831,282
Global Inflation-Linked Bond	537,192	—	—	—	537,192
International Inflation-Linked Bond	1,047,015	—	—	—	1,047,015

[a]	Must be utilized prior to losses subject to expiration.

44	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended October 31, 2014, the Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
TIPS Bond	$2,127,900
Global Inflation-Linked Bond	34,090
International Inflation-Linked Bond	104,983

As of October 31, 2014, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
0-5 Year TIPS Bond	$508,352,669	$—	$(6,982,670)	$(6,982,670)
TIPS Bond	15,652,807,319	192,036,344	(225,857,026)	(33,820,682)
Global Inflation-Linked Bond	26,910,436	671,110	(1,339,266)	(668,156)
International Inflation-Linked Bond	129,798,154	2,354,987	(10,368,585)	(8,013,598)

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2014, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	45

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares 0-5 Year TIPS Bond ETF, iShares TIPS Bond ETF, iShares Global Inflation-Linked Bond ETF and iShares International Inflation-Linked Bond ETF (the “Funds”) at October 31, 2014, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 19, 2014

46	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended October 31, 2014, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Global Inflation-Linked Bond	$492,654	$735
International Inflation-Linked Bond	3,737,227	19,640

Under Section 871(k)(1)(C) of the Code, the Funds hereby designate the following maximum amounts allowable as interest-related dividends for the fiscal year ended October 31, 2014:

iShares ETF	Interest- Related Dividends
0-5 Year TIPS Bond	$2,413,304
TIPS Bond	201,124,447
Global Inflation-Linked Bond	118,537

The Funds hereby designate the following amounts of distributions from direct Federal Obligation Interest for the fiscal year ended October 31, 2014:

iShares ETF	Federal Obligation Interest[a]
0-5 Year TIPS Bond	$2,413,304
TIPS Bond	201,124,447
Global Inflation-Linked Bond	118,537

[a]	The law varies in each state as to whether and what percentage of ordinary income dividends attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

TAX INFORMATION	47

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares 0-5 Year TIPS Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine the Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine the Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund were within range of the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group.

48	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its respective performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	49

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board further noted management’s assertion that future economies of scale for the Fund had been taken into consideration by fixing the investment advisory fee rate at the low end of the market place, effectively giving Fund shareholders, from inception, the benefits of a lower fee. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in

50	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares TIPS Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine the Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	51

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine the Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund were within range of the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its respective performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and

52	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rate reflects appropriate sharing of potential economies of scale with the Fund’s shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	53

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III. iShares Global Inflation-Linked Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Fund. The Advisory Contract and the Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements”. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Agreements, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the

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Contract (Continued)

iSHARES® TRUST

extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Agreements for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine the Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine the Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund were higher than the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group, and in the 5th Lipper quintile. The Board further noted that the Fund invests in international/global instruments, while several of the comparison funds chosen by Lipper invest primarily in U.S. inflation-linked instruments. The Board also noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its respective performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

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Board Review and Approval of Investment Advisory

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Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided by BFA and BIL or their Affiliates — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA (and any services provided by BIL on BFA’s behalf or at BFA’s direction) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA and BIL during prior years. In reviewing the scope of these services, the Board considered the investment philosophy and experience of BFA and BIL, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered the compliance program of BFA and BIL and their compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s and BIL’s portfolio compliance policies and procedures, and BFA’s oversight of the services provided by BIL. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA and BIL to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA and BIL generally do not use soft dollars or consider the value of research or other services that may be provided to BFA and BIL (including their affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Agreements for the coming year.

IV. iShares International Inflation-Linked Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Fund. The Advisory Contract and the Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements”. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Agreements, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Agreements for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine the Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine the Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further

58	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund were higher than the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group, and in the 5th Lipper quintile. The Board further noted that the Fund tracks international/global exposures, while several of the comparison funds chosen by Lipper invest primarily in U.S. inflation-linked exposures. The Board also noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its respective performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided by BFA and BIL or their Affiliates — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA (and any services provided by BIL on BFA’s behalf or at BFA’s direction) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA and BIL during prior years. In reviewing the scope of these services, the Board considered the investment philosophy and experience of BFA and BIL, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered the compliance program of BFA and BIL and their compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s and BIL’s portfolio compliance policies and procedures, and BFA’s oversight of the services provided by BIL. The Board noted that the Fund had met its investment objective consistently since its inception date.

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA and BIL to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the

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iSHARES® TRUST

Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA and BIL generally do not use soft dollars or consider the value of research or other services that may be provided to BFA and BIL (including their affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Agreements for the coming year.

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Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
0-5 Year TIPS Bond	$0.617607	$—	$0.119516	$0.737123	84%	—%	16%	100%
TIPS Bond	1.969536	—	0.044374	2.013910	98	—	2	100
Global Inflation-Linked Bond	0.812258	—	0.369020	1.181278	69	—	31	100
International Inflation-Linked Bond	1.007007	—	0.192919	1.199926	84	—	16	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

62	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares 0-5 Year TIPS Bond ETF

Period Covered: January 1, 2011 through September 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.11%
Between 0.5% and –0.5%	941	99.89

	942	100.00%

iShares TIPS Bond ETF

Period Covered: January 1, 2009 through September 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.07%
Greater than 1.5% and Less than 2.0%	6	0.41
Greater than 1.0% and Less than 1.5%	5	0.35
Greater than 0.5% and Less than 1.0%	36	2.49
Between 0.5% and –0.5%	1,396	96.54
Less than –0.5% and Greater than –1.0%	2	0.14

	1,446	100.00%

iShares Global Inflation-Linked Bond ETF

Period Covered: July 1, 2011 through September 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	6	0.73%
Greater than 2.0% and Less than 2.5%	34	4.16
Greater than 1.5% and Less than 2.0%	48	5.88
Greater than 1.0% and Less than 1.5%	37	4.53
Greater than 0.5% and Less than 1.0%	43	5.26
Between 0.5% and –0.5%	421	51.53
Less than –0.5% and Greater than –1.0%	59	7.22
Less than –1.0% and Greater than –1.5%	70	8.57
Less than –1.5% and Greater than –2.0%	81	9.91
Less than –2.0% and Greater than –2.5%	15	1.84
Less than –2.5% and Greater than –3.0%	3	0.37

	817	100.00%

SUPPLEMENTAL INFORMATION	63

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares International Inflation-Linked Bond ETF

Period Covered: July 1, 2011 through September 30, 2014

Premium / Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	1	0.12%
Greater than 4.0% and Less than 4.5%	1	0.12
Greater than 3.5% and Less than 4.0%	14	1.71
Greater than 3.0% and Less than 3.5%	14	1.71
Greater than 2.5% and Less than 3.0%	9	1.10
Greater than 2.0% and Less than 2.5%	25	3.06
Greater than 1.5% and Less than 2.0%	74	9.06
Greater than 1.0% and Less than 1.5%	102	12.48
Greater than 0.5% and Less than 1.0%	127	15.55
Between 0.5% and –0.5%	317	38.81
Less than –0.5% and Greater than –1.0%	62	7.59
Less than –1.0% and Greater than –1.5%	66	8.08
Less than –1.5% and Greater than –2.0%	5	0.61

	817	100.00%

64	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 294 funds (as of October 31, 2014) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (57)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (43)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Director of iShares MSCI Russia Capped ETF, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS	65

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (59)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (65)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (71)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (59)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

66	TRUSTEE AND OFFICER INFORMATION

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (53)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (75)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (50)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS	67

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Manish Mehta (43)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI

(2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Edward B. Baer (46)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock, Inc. (since 2006); Director of Legal & Compliance, BlackRock, Inc. (2004-2006).

Eilleen M. Clavere (62)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock, Inc. (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Scott Radell (45)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (51)	Vice President (since 2007).	Managing Director, BlackRock, Inc. (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

68	TRUSTEE AND OFFICER INFORMATION

Notes:

NOTES	69

Notes:

70	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, or issued by Barclays Capital Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2014 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-101-1014

OCTOBER 31, 2014

2014 ANNUAL REPORT

iShares Trust

➢	iShares J.P. Morgan USD Emerging Markets Bond ETF | EMB | NYSE Arca
➢	iShares 1-3 Year International Treasury Bond ETF | ISHG | NASDAQ
➢	iShares International Treasury Bond ETF | IGOV | NASDAQ

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL BOND MARKET OVERVIEW

Excluding currency effects, global bonds rallied for the 12-month period ended October 31, 2014 (the “reporting period”). Interest rates declined worldwide amid weaker economic growth in many global regions and a tumultuous series of geopolitical developments. However, for U.S. investors, a stronger U.S. dollar erased virtually all of the gains in the global bond markets, resulting in relatively flat overall returns. The Barclays Global Aggregate Bond Index, a broad measure of global bond market performance in U.S. dollar terms, returned 0.22% for the reporting period.

In general, global economic activity slowed during the reporting period. Although much of Europe emerged from recession in early 2014, economic growth remained subdued across the Continent — economic growth in the eurozone was just 0.8% for the 12 months ended September 30, 2014. China’s year-over-year economic growth rate as of September 30, 2014 fell to its lowest level in more than four years, while Japan’s economy slowed precipitously following implementation of a new consumption tax in April 2014. The primary exception to this global trend was the U.S., where the unemployment rate fell to its lowest level since July 2008 and the annualized economic growth rate exceeded 3% in four out of the past five quarters.

These economic developments led to a divergence in central bank policy. In the U.S., the Federal Reserve Bank (the “Fed”) began gradually paring back its quantitative easing program in December 2013 and fully eliminated these economic stimulus measures by the end of the reporting period. In contrast, the European Central Bank increased its stimulus efforts by cutting short-term interest rates in June 2014 and publicly considered the introduction of its own quantitative easing measures. Central banks in China and Japan also took more accommodative actions to stimulate their decelerating economies.

Geopolitical issues also had an impact on the global financial markets. Armed conflict between Russia and Ukraine, outbreaks of violence in the war-torn Middle East, and concerns about the spread of the Ebola virus in West Africa led to increased volatility in the global equity markets. Because of their relative stability, bonds attracted greater investor demand during these bouts of stock market volatility.

Overall, bond yields declined broadly around the globe during the reporting period, leading to rising bond prices and positive fixed-income returns. European bond markets posted the best returns, led by smaller markets such as Italy and Spain. Bond markets in the Asia/Pacific region also generated solid gains for the reporting period. The smallest yield declines occurred in the U.S., where economic growth improved notably, and Japan, where yields remained near historically low levels.

From a sector perspective, corporate bonds and other non-government securities outperformed government bonds for the reporting period. As yields fell around the world, strong investor demand for the relatively high yields of non-government securities fueled their outperformance.

The positive returns in the global bond markets were largely offset by a stronger U.S. dollar, which reduces returns on non-U.S. dollar denominated investments for U.S. investors. The U.S. dollar appreciated by approximately 0.5% versus the British pound, 8% against both the Canadian and Australian dollars, 8.5% versus the euro, and 14% against the Japanese yen. The U.S. dollar’s strength was driven by the divergence in economic growth and central bank policies between the U.S. and other regions.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

Performance as of October 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	7.45%	7.56%	8.45%	7.45%	7.56%	8.45%
5 Years	7.53%	7.31%	8.50%	43.79%	42.29%	50.37%
Since Inception	7.13%	7.17%	8.01%	60.53%	60.97%	69.78%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/17/07. The first day of secondary market trading was 12/19/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,041.90	$2.93	$1,000.00	$1,022.30	$2.91	0.57%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

6	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

The iShares J.P. Morgan USD Emerging Markets Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, emerging market bonds, as represented by the J.P. Morgan EMBISM Global Core Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2014, the total return for the Fund was 7.45%, net of fees, while the total return for the Index was 8.45%.

As represented by the Index, emerging markets bonds posted solid gains for the reporting period as interest rates declined globally, leading to higher bond prices. Emerging markets bonds declined slightly during the first four months of the reporting period as improving economic growth, especially in the U.S., led to concerns about rising interest rates, putting downward pressure on global bond markets. However, evidence of slowing growth in Europe and many emerging economies in early 2014 eased the concerns about higher rates, allowing emerging markets bonds to rally steadily over the ensuing four months. Emerging markets bonds were volatile over the last four months of the reporting period, buffeted by geopolitical developments in Ukraine and the Middle East, but finished the period on an upbeat note.

Yield was an important component of the Index’s total return for the reporting period. As of October 31, 2014, the Index’s 12-month trailing yield was 4.26% — approximately half of the Index’s total return — and well above the 2.35% yield of the 10-year U.S. Treasury bond. The relatively high yields of emerging markets bonds not only contributed meaningfully to Index performance, but also attracted demand from yield-hungry investors.

All of the bonds represented in the Index are denominated in U.S. dollars, so they are unaffected by currency fluctuations.

BOND CREDIT QUALITY

As of 10/31/14

Moody’s Credit Rating[1]	Percentage of Total Investments [2]
Aa	4.78%
A	15.81
Baa	46.75
Ba	9.22
B	6.28
Caa	8.20
Not Rated	8.96

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS

As of 10/31/14

Country	Percentage of Total Investments [2]
Turkey	5.84%
Mexico	5.59
Philippines	5.33
Brazil	5.24
Indonesia	5.11
Colombia	4.47
Russia	4.24
Hungary	4.08
South Africa	3.82
Poland	3.73

TOTAL	47.45%

[1]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® 1-3 YEAR INTERNATIONAL TREASURY BOND ETF

Performance as of October 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(7.57)%	(7.57)%	(7.18)%	(7.57)%	(7.57)%	(7.18)%
5 Years	(2.32)%	(2.43)%	(1.90)%	(11.08)%	(11.56)%	(9.17)%
Since Inception	0.07%	0.06%	0.52%	0.38%	0.33%	3.05%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/21/09. The first day of secondary market trading was 1/23/09.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$915.60	$1.69	$1,000.00	$1,023.40	$1.79	0.35%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

8	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® 1-3 YEAR INTERNATIONAL TREASURY BOND ETF

The iShares 1-3 Year International Treasury Bond ETF (the “Fund”) seeks to track the investment results of an index composed of non-U.S. developed market government bonds with remaining maturities between one and three years, as represented by the S&P/Citigroup International Treasury Bond Index Ex-US 1-3 Year (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2014, the total return for the Fund was -7.57%, net of fees, while the total return for the Index was -7.18%.

As represented by the Index, short-term government bonds in developed countries outside of the U.S. declined for the reporting period. The decline was primarily the result of a stronger U.S. dollar, which decreases returns on non-U.S. dollar-denominated investments for U.S. investors. As of October 31, 2014, approximately half of the Index was denominated in euros, and the U.S. dollar appreciated by 8.5% against the euro for the reporting period. Furthermore, Japanese bonds comprised more than 20% of the Index as of the end of the reporting period, and the U.S. dollar appreciated by 14% against the Japanese yen. Among other currencies represented in the Index, the U.S. dollar appreciated by 0.5% versus the British pound, 8% against both the Canadian and Australian dollars, and 14% versus the Swedish krona.

Excluding the currency effects, short-term government bonds advanced for the reporting period as evidence of slowing growth in Europe and other regions of the world eased concerns about the possibility of rising global interest rates. In addition, many of the world’s central banks lowered short-term interest rates as part of a concerted effort to stimulate economic growth, creating a favorable backdrop for short-term government bond performance. The notable exception was the U.S., where the Fed scaled back some of its economic stimulus measures.

BOND CREDIT QUALITY

As of 10/31/14

Moody’s Credit Rating[1]	Percentage of Total Investments [2]
Aaa	37.41%
Aa	35.46
Baa	15.40
Ba	5.11
Not Rated	6.62

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS

As of 10/31/14

Country	Percentage of Total Investments [2]
Japan	23.12%
Italy	6.63
France	6.38
Germany	5.35
Portugal	5.11
Spain	5.01
Canada	4.76
United Kingdom	4.71
Australia	4.58
Belgium	4.39

TOTAL	70.04%

[1]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® INTERNATIONAL TREASURY BOND ETF

Performance as of October 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(1.65)%	(1.66)%	(1.36)%	(1.65)%	(1.66)%	(1.36)%
5 Years	0.74%	0.66%	1.14%	3.74%	3.33%	5.83%
Since Inception	2.99%	3.01%	3.46%	18.59%	18.70%	21.75%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/21/09. The first day of secondary market trading was 1/23/09.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$950.20	$1.72	$1,000.00	$1,023.40	$1.79	0.35%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

10	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® INTERNATIONAL TREASURY BOND ETF

The iShares International Treasury Bond ETF (the “Fund”) seeks to track the investment results of an index composed of non-U.S. developed market government bonds, as represented by the S&P/Citigroup International Treasury Bond Index Ex-US (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2014, the total return for the Fund was -1.65%, net of fees, while the total return for the Index was -1.36%.

As represented by the Index, government bonds in developed countries outside of the U.S. posted modest negative returns for the reporting period. In local currency terms, international government bonds advanced as evidence of slowing growth in Europe and other regions of the world eased concerns about the possibility of rising global interest rates. In addition, many of the world’s central banks lowered short-term interest rates as part of a concerted effort to stimulate economic growth, creating a favorable backdrop for government bond performance. Longer-term interest rates in developed markets also declined as inflation and growth expectations decreased over the reporting period. The decline in bond yields contributed positively to performance.

Despite the positive returns in local currencies, Index performance turned negative when converted to U.S. dollar terms. A stronger U.S. dollar decreases returns on non-U.S. dollar-denominated investments for U.S. investors, and the dollar strengthened against many of the world’s currencies during the reporting period. As of October 31, 2014, slightly more than half of the Index was denominated in euros, and the U.S. dollar appreciated by 8.5% against the euro for the reporting period. Furthermore, Japanese bonds comprised more than 20% of the Index as of the end of the reporting period, and the U.S. dollar appreciated by 14% against the Japanese yen. Among other currencies represented in the Index, the U.S. dollar appreciated by 0.5% versus the British pound, 8% against both the Canadian and Australian dollars, and 14% versus the Swedish krona.

BOND CREDIT QUALITY

As of 10/31/14

Moody’s Credit Rating[1]	Percentage of Total Investments [2]
Aaa	37.15%
Aa	37.49
Baa	16.56
Ba	4.62
Not Rated	4.18

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS

As of 10/31/14

Country	Percentage of Total Investments [2]
Japan	22.47%
Italy	7.21
France	7.05
United Kingdom	5.63
Germany	5.62
Spain	4.82
Canada	4.77
Australia	4.72
Denmark	4.69
Portugal	4.62

TOTAL	71.60%

[1]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2014 and held through October 31, 2014, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2014

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES[a] — 18.76%

AUSTRALIA — 0.25%
CNOOC Curtis Funding No. 1 Pty Ltd.
4.50%, 10/03/23[b]	$12,000	$12,657,479

		12,657,479
AZERBAIJAN — 0.24%
State Oil Co. of the Azerbaijan Republic
4.75%, 03/13/23[b]	12,200	12,139,000

		12,139,000
BRAZIL — 0.46%
Caixa Economica Federal
2.38%, 11/06/17[b]	7,950	7,781,062
4.25%, 05/13/19[b]	7,400	7,462,900
4.50%, 10/03/18[b]	8,400	8,600,760

		23,844,722
BRITISH VIRGIN ISLANDS — 3.24%
Sinochem Overseas Capital Co. Ltd.
4.50%, 11/12/20[b]	17,697	18,872,258
Sinopec Group Overseas Development 2012 Ltd.
2.75%, 05/17/17[b]	10,248	10,477,899
3.90%, 05/17/22[b]	19,792	20,156,828
4.88%, 05/17/42[b]	11,744	12,440,889
Sinopec Group Overseas Development 2013 Ltd.
4.38%, 10/17/23[b]	22,100	23,065,387
Sinopec Group Overseas Development 2014 Ltd.
1.01%, 04/10/17[b,c]	14,080	14,100,219
1.75%, 04/10/17[b]	29,500	29,462,240
State Grid Overseas Investment 2013 Ltd.
3.13%, 05/22/23[b]	34,025	32,880,372
State Grid Overseas Investment 2014 Ltd.
2.75%, 05/07/19[b]	5,000	5,040,960
4.13%, 05/07/24[b]	500	519,293

		167,016,345

Security	Principal (000s)	Value

CAYMAN ISLANDS — 0.20%
Amber Circle Funding Ltd.
3.25%, 12/04/22[b]	$10,800	$10,459,109

		10,459,109
CHILE — 1.07%
Corporacion Nacional del Cobre de Chile
3.00%, 07/17/22[b]	18,428	17,792,197
3.75%, 11/04/20[b]	17,661	18,068,916
3.88%, 11/03/21[b]	18,492	19,099,148

		54,960,261
CHINA — 0.31%
Export-Import Bank of China (The)
3.63%, 07/31/24[b]	15,800	15,890,013

		15,890,013
INDONESIA — 1.21%
Pertamina Persero PT
6.45%, 05/30/44[d]	7,500	7,987,500
6.45%, 05/30/44[b]	1,000	1,065,000
Pertamina Persero PT
4.30%, 05/20/23[b]	10,090	9,837,750
4.88%, 05/03/22[b]	7,096	7,237,920
5.25%, 05/23/21[b]	5,000	5,250,000
5.63%, 05/20/43[b]	12,720	12,169,478
6.00%, 05/03/42[b]	8,838	8,860,758
Perusahaan Listrik Negara PT
5.25%, 10/24/42[b]	7,660	6,903,575
5.50%, 11/22/21[b]	3,000	3,180,000

		62,491,981
IRELAND — 0.75%
Russian Railways OJSC via RZD Capital PLC
5.74%, 04/03/17[b]	9,342	9,598,905
Russian Railways via RZD Capital PLC
5.70%, 04/05/22[b]	6,800	6,757,500
Vnesheconombank Via VEB Finance PLC
5.94%, 11/21/23[b]	3,400	3,209,430
6.03%, 07/05/22[b]	2,700	2,605,500
6.80%, 11/22/25[b]	7,200	7,131,888
6.90%, 07/09/20[b]	9,178	9,367,985

		38,671,208

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2014

Security	Principal (000s)	Value

KAZAKHSTAN — 2.38%
Development Bank of Kazakhstan JSC
4.13%, 12/10/22[b]	$18,534	$17,570,232
KazMunaiGaz Finance Sub BV
9.13%, 07/02/18[b]	23,283	27,421,553
KazMunayGas National Co. JSC
4.40%, 04/30/23[b]	16,176	15,771,600
5.75%, 04/30/43[b]	30,698	29,735,771
6.38%, 04/09/21[b]	10,130	11,130,338
7.00%, 05/05/20[b]	18,520	20,765,550

		122,395,044
LUXEMBOURG — 0.34%
Russian Agricultural Bank OJSC Via RSHB Capital SA
5.10%, 07/25/18[b]	7,600	7,269,248
5.30%, 12/27/17[b]	3,600	3,495,816
6.30%, 05/15/17[b]	6,555	6,537,957

		17,303,021
MALAYSIA — 2.27%
1MDB Global Investments Ltd.
4.40%, 03/09/23[b]	38,500	38,670,994
Petronas Capital Ltd.
5.25%, 08/12/19[b]	42,976	48,455,440
7.88%, 05/22/22[b]	22,786	29,814,809

		116,941,243
MEXICO — 2.52%
Comision Federal de Electricidad
4.88%, 05/26/21[b]	4,086	4,351,590
4.88%, 01/15/24[b]	4,800	5,064,000
Petroleos Mexicanos
5.50%, 01/21/21	22,664	24,975,728
5.50%, 06/27/44	12,129	12,458,060
5.75%, 03/01/18	12,503	13,788,308
6.38%, 01/23/45	12,700	14,763,750
6.50%, 06/02/41	10,671	12,511,001
6.63%, 06/15/35	10,760	12,655,159
8.00%, 05/03/19	24,027	29,135,140

		129,702,736
NETHERLANDS — 0.55%
Kazakhstan Temir Zholy Finance BV
6.95%, 07/10/42[b]	14,517	16,095,723

Security	Principal (000s)	Value

Majapahit Holding BV
7.75%, 01/20/20[b]	$10,315	$12,029,869

		28,125,592
PHILIPPINES — 0.50%
Power Sector Assets & Liabilities Management Corp.
7.25%, 05/27/19[b]	10,398	12,373,620
7.39%, 12/02/24[b]	10,366	13,408,421

		25,782,041
SOUTH AFRICA — 0.98%
Eskom Holdings Ltd.
5.75%, 01/26/21[b]	23,047	23,738,410
6.75%, 08/06/23[b]	12,948	13,863,424
Transnet SOC Ltd.
4.00%, 07/26/22[b]	13,498	12,974,952

		50,576,786
VENEZUELA — 1.49%
Petroleos de Venezuela SA
5.25%, 04/12/17[b]	5,000	3,335,000
5.38%, 04/12/27[b]	13,893	6,599,270
5.50%, 04/12/37[b]	8,148	3,778,635
6.00%, 11/15/26[b]	23,054	11,316,056
8.50%, 11/02/17[b]	32,753	24,679,084
9.00%, 11/17/21[b]	11,320	7,121,412
9.75%, 05/17/35[b]	16,011	9,742,835
12.75%, 02/17/22[b]	13,073	10,334,206

		76,906,498

TOTAL CORPORATE BONDS & NOTES
(Cost: $980,380,142)		965,863,079

FOREIGN GOVERNMENT OBLIGATIONS[a] — 79.34%

ARGENTINA — 2.18%
Argentine Republic Government International Bond
2.50%, 12/31/38[e]	73,309	39,586,860
8.28%, 12/31/33[e]	82,700	72,809,341

		112,396,201
AZERBAIJAN — 0.43%
Republic of Azerbaijan International Bond
4.75%, 03/18/24[b]	21,200	21,995,000

		21,995,000

14	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2014

Security	Principal (000s)	Value

BRAZIL — 4.68%
Banco Nacional de Desenvolvimento Economico e Social
5.50%, 07/12/20[b]	$8,500	$9,073,750
5.75%, 09/26/23[b]	10,661	11,444,050
6.37%, 06/16/18[b]	8,800	9,647,000
6.50%, 06/10/19[b]	8,915	9,913,480
Brazilian Government International Bond
2.63%, 01/05/23	28,764	26,390,970
4.25%, 01/07/25	23,081	23,450,296
4.88%, 01/22/21	18,400	19,872,000
5.00%, 01/27/45	20,548	20,137,040
5.63%, 01/07/41	22,622	24,318,650
5.88%, 01/15/19	15,684	17,738,604
6.00%, 01/17/17	12,946	14,162,924
7.13%, 01/20/37	12,409	15,666,363
8.25%, 01/20/34	11,602	16,010,760
10.13%, 05/15/27	9,696	15,222,720
11.00%, 08/17/40 (Call 08/17/15)	7,217	7,794,360

		240,842,967
CAYMAN ISLANDS — 0.17%
Brazil Minas SPE
5.33%, 02/15/28[b]	8,946	8,990,730

		8,990,730
CHILE — 0.76%
Chile Government International Bond
3.25%, 09/14/21	14,400	14,904,000
3.88%, 08/05/20	22,449	24,076,553

		38,980,553
CHINA — 0.30%
Export-Import Bank of China (The)
2.50%, 07/31/19[b]	15,300	15,306,273

		15,306,273
COLOMBIA — 4.39%
Colombia Government International Bond
2.63%, 03/15/23 (Call 12/15/22)	12,600	11,812,500
4.00%, 02/26/24 (Call 11/26/23)	26,930	27,670,575
4.38%, 07/12/21	24,515	26,145,248
5.63%, 02/26/44 (Call 08/26/43)	27,480	30,777,600

Security	Principal (000s)	Value

6.13%, 01/18/41	$30,020	$35,873,900
7.38%, 01/27/17	18,155	20,515,150
7.38%, 03/18/19	25,411	30,455,083
7.38%, 09/18/37	21,982	29,620,745
8.13%, 05/21/24	9,670	12,909,450

		225,780,251
COSTA RICA — 0.63%
Costa Rica Government International Bond
4.25%, 01/26/23[b]	15,170	14,335,650
7.00%, 04/04/44[b]	17,510	17,991,525

		32,327,175
CROATIA — 2.79%
Croatia Government International Bond
5.50%, 04/04/23[b]	21,058	21,979,288
6.00%, 01/26/24[b]	25,417	27,386,817
6.25%, 04/27/17[b]	18,354	19,569,953
6.38%, 03/24/21[b]	25,498	27,920,310
6.63%, 07/14/20[b]	20,333	22,493,381
6.75%, 11/05/19[b]	22,158	24,539,985

		143,889,734
DOMINICAN REPUBLIC — 1.41%
Dominican Republic International Bond
5.88%, 04/18/24[b]	16,200	17,091,000
7.45%, 04/30/44[b]	25,900	28,943,250
7.50%, 05/06/21[b]	23,257	26,454,838

		72,489,088
ECUADOR — 0.67%
Ecuador Government International Bond
7.95%, 06/20/24[b]	32,811	34,287,495
9.38%, 12/15/15[b]	100	104,000

		34,391,495
EGYPT — 0.31%
Egypt Government International Bond
5.75%, 04/29/20[b]	15,174	16,085,957

		16,085,957

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2014

Security	Principal (000s)	Value

EL SALVADOR — 0.32%
El Salvador Government International Bond
7.65%, 06/15/35[b]	$15,352	$16,733,680

		16,733,680
GABON — 0.53%
Gabonese Republic
6.38%, 12/12/24[b]	25,570	27,104,200

		27,104,200
GHANA — 0.65%
Republic of Ghana
7.88%, 08/07/23[b]	19,900	19,949,750
8.13%, 01/18/26[d]	13,380	13,446,900

		33,396,650
HUNGARY — 4.01%
Hungary Government International Bond
4.00%, 03/25/19	12,524	12,831,840
4.13%, 02/19/18	18,954	19,634,593
5.38%, 02/21/23	23,438	25,163,974
5.38%, 03/25/24	30,558	32,698,282
5.75%, 11/22/23	31,074	34,181,400
6.25%, 01/29/20	20,751	23,289,885
6.38%, 03/29/21	34,188	38,680,084
7.63%, 03/29/41	15,306	19,792,954

		206,273,012
INDONESIA — 3.80%
Indonesia Government International Bond
3.38%, 04/15/23[b]	8,900	8,499,500
3.75%, 04/25/22[b]	4,236	4,204,230
4.63%, 04/15/43[b]	8,875	8,253,750
4.88%, 05/05/21[b]	20,660	22,054,550
5.25%, 01/17/42[b]	14,448	14,448,000
5.38%, 10/17/23[b]	4,613	5,051,235
5.88%, 03/13/20[b]	11,354	12,688,095
5.88%, 01/15/24[b]	16,700	18,996,250
6.63%, 02/17/37[b]	9,317	10,900,890
6.75%, 01/15/44[b]	16,500	20,191,875
6.88%, 03/09/17[b]	5,873	6,511,689
6.88%, 01/17/18[b]	13,341	15,041,977
7.75%, 01/17/38[b]	13,128	17,263,320

Security	Principal (000s)	Value

8.50%, 10/12/35[b]	$9,520	$13,280,400
11.63%, 03/04/19[b]	13,549	18,155,660

		195,541,421
IRAQ — 0.76%
Republic of Iraq
5.80%, 01/15/28[b] (Call 12/14/14)	44,319	39,277,714

		39,277,714
IVORY COAST — 0.80%
Ivory Coast Government International Bond
7.77%, 12/31/32[b,f]	42,581	40,984,213

		40,984,213
KAZAKHSTAN — 0.66%
KazAgro National Management Holding JSC
4.63%, 05/24/23[b]	12,100	11,570,020
Kazakhstan Government International Bond
3.88%, 10/14/24[d]	10,000	9,825,000
4.88%, 10/14/44[d]	12,840	12,390,600

		33,785,620
KENYA — 0.48%
Kenya Government International Bond
6.88%, 06/24/24[b]	23,500	24,968,750

		24,968,750
LATVIA — 0.80%
Republic of Latvia
2.75%, 01/12/20[b]	21,029	20,700,544
5.25%, 02/22/17[b]	18,732	20,304,259

		41,004,803
LEBANON — 3.05%
Lebanon Government International Bond
5.15%, 11/12/18[b]	17,535	17,535,000
6.00%, 01/27/23[b]	13,422	13,489,110
6.10%, 10/04/22[b]	20,790	21,153,825
6.38%, 03/09/20	15,931	16,687,722
6.60%, 11/27/26[b]	22,116	22,558,320
6.75%, 11/29/27[b]	18,092	18,634,760

16	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2014

Security	Principal (000s)	Value

8.25%, 04/12/21[b]	$22,012	$25,313,800
9.00%, 03/20/17	19,710	21,848,535

		157,221,072
LITHUANIA — 1.91%
Lithuania Government International Bond
6.13%, 03/09/21[b]	21,914	25,505,119
6.63%, 02/01/22[b]	26,782	32,370,737
7.38%, 02/11/20[b]	33,317	40,357,548

		98,233,404
MEXICO — 2.96%
Mexico Government International Bond
3.63%, 03/15/22	17,782	18,288,787
4.00%, 10/02/23	28,308	29,553,552
4.75%, 03/08/44	18,722	19,002,830
5.55%, 01/21/45	10,850	12,314,750
5.63%, 01/15/17	10,486	11,482,170
5.75%, 10/12/49	9,914	10,533,625
5.95%, 03/19/19	7,414	8,537,221
6.05%, 01/11/40	14,866	17,913,530
6.75%, 09/27/34	9,132	11,848,770
8.30%, 08/15/31	2,000	2,980,000
United Mexican States
5.13%, 01/15/20	8,800	9,869,200

		152,324,435
MONGOLIA — 0.29%
Mongolia Government International Bond
5.13%, 12/05/22[b]	17,065	15,187,850

		15,187,850
MOROCCO — 0.44%
Morocco Government International Bond
4.25%, 12/11/22[b]	22,209	22,486,613

		22,486,613
NETHERLANDS — 0.37%
Republic of Angola Via Northern Lights III BV
7.00%, 08/16/19[b]	17,944	19,146,248

		19,146,248

Security	Principal (000s)	Value

PAKISTAN — 0.67%
Pakistan Government International Bond
7.25%, 04/15/19[b]	$17,800	$18,378,500
8.25%, 04/15/24[b]	15,520	16,218,400

		34,596,900
PANAMA — 1.77%
Panama Government International Bond
4.00%, 09/22/24 (Call 06/24/24)	17,900	18,302,750
5.20%, 01/30/20	27,585	30,481,425
6.70%, 01/26/36	33,852	42,484,260

		91,268,435
PARAGUAY — 0.35%
Republic of Paraguay
6.10%, 08/11/44[b]	16,700	17,889,875

		17,889,875
PERU — 2.84%
Peruvian Government International Bond
5.63%, 11/18/50	25,004	28,317,030
6.55%, 03/14/37	18,130	23,161,075
7.35%, 07/21/25	31,994	42,312,065
8.75%, 11/21/33	34,378	52,598,340

		146,388,510
PHILIPPINES — 4.72%
Philippine Government International Bond
4.00%, 01/15/21	21,121	22,652,272
4.20%, 01/21/24	21,117	22,779,964
5.00%, 01/13/37	18,084	20,819,205
5.50%, 03/30/26	14,000	16,397,500
6.38%, 01/15/32	12,615	16,115,662
6.38%, 10/23/34	27,452	36,030,750
7.75%, 01/14/31	21,349	30,288,894
8.38%, 06/17/19	12,540	15,831,750
9.50%, 02/02/30	24,192	38,616,480
10.63%, 03/16/25	14,853	23,616,270

		243,148,747

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2014

Security	Principal (000s)	Value

POLAND — 3.66%
Poland Government International Bond
3.00%, 03/17/23	$28,540	$28,075,069
4.00%, 01/22/24	24,734	25,885,237
5.00%, 03/23/22	42,342	47,504,760
5.13%, 04/21/21	23,888	26,971,224
6.38%, 07/15/19	50,484	60,035,573

		188,471,863
ROMANIA — 2.16%
Romanian Government International Bond
4.38%, 08/22/23[b]	27,544	28,576,900
4.88%, 01/22/24[b]	13,422	14,395,095
6.13%, 01/22/44[b]	17,116	20,004,325
6.75%, 02/07/22[b]	40,443	48,228,278

		111,204,598
RUSSIA — 4.16%
Russian Foreign Bond – Eurobond
3.25%, 04/04/17[b]	9,600	9,600,000
3.50%, 01/16/19[b]	7,000	6,886,250
4.50%, 04/04/22[b]	11,400	11,300,250
4.88%, 09/16/23[b]	14,200	14,217,750
5.00%, 04/29/20[b]	12,800	13,232,000
5.63%, 04/04/42[b]	17,200	17,329,000
5.88%, 09/16/43[b]	7,800	8,092,500
7.50%, 03/31/30[b,f]	79,695	90,453,263
11.00%, 07/24/18[b]	15,559	19,394,294
12.75%, 06/24/28[b]	14,295	23,622,487

		214,127,794
SERBIA — 1.57%
Republic of Serbia
4.88%, 02/25/20[b]	25,488	25,997,760
5.88%, 12/03/18[b]	18,241	19,359,173
7.25%, 09/28/21[b]	30,934	35,458,098

		80,815,031
SLOVAKIA — 0.50%
Slovakia Government International Bond
4.38%, 05/21/22[b]	23,709	25,696,727

		25,696,727

Security	Principal (000s)	Value

SOUTH AFRICA — 2.77%
South Africa Government International Bond
4.67%, 01/17/24	$20,152	$20,932,890
5.38%, 07/24/44	12,950	13,403,250
5.50%, 03/09/20	26,145	28,661,456
5.88%, 05/30/22	13,587	15,353,310
5.88%, 09/16/25	25,324	28,584,465
6.88%, 05/27/19	30,889	35,522,350

		142,457,721
SRI LANKA — 1.35%
Sri Lanka Government International Bond
5.88%, 07/25/22[b]	16,884	17,601,570
6.00%, 01/14/19[b]	14,128	14,975,680
6.25%, 10/04/20[b]	16,856	17,972,710
6.25%, 07/27/21[b]	17,821	19,001,641

		69,551,601
TURKEY — 5.73%
Turkey Government International Bond
3.25%, 03/23/23	11,966	11,173,253
4.88%, 04/16/43	9,422	9,104,008
5.63%, 03/30/21	15,600	17,082,000
5.75%, 03/22/24	16,818	18,583,890
6.00%, 01/14/41	23,741	26,293,157
6.25%, 09/26/22	16,289	18,488,015
6.63%, 02/17/45	9,486	11,359,485
6.75%, 04/03/18	16,439	18,432,229
6.75%, 05/30/40	11,701	14,070,452
6.88%, 03/17/36	16,764	20,284,440
7.00%, 03/11/19	19,998	22,947,705
7.00%, 06/05/20	13,298	15,492,170
7.25%, 03/05/38	7,132	9,057,640
7.38%, 02/05/25	28,105	34,639,412
7.50%, 07/14/17	13,030	14,675,037
8.00%, 02/14/34	8,259	11,118,679
11.88%, 01/15/30	12,600	21,971,250

		294,772,822
UKRAINE — 2.42%
Ukraine Government International Bond
6.58%, 11/21/16[b]	8,000	7,000,000

18	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2014

Security	Principal (000s)	Value

7.50%, 04/17/23[b]	$20,031	$16,876,118
7.75%, 09/23/20[b]	23,037	20,042,190
7.80%, 11/28/22[b]	31,988	27,509,680
7.95%, 02/23/21[b]	21,611	18,936,639
9.25%, 07/24/17[b]	37,870	34,130,337

		124,494,964
URUGUAY — 1.80%
Uruguay Government International Bond
4.50%, 08/14/24	36,269	38,173,122
5.10%, 06/18/50	30,323	30,059,150
7.63%, 03/21/36	18,045	24,586,313

		92,818,585
VENEZUELA — 1.59%
Venezuela Government International Bond
6.00%, 12/09/20[b]	6,000	3,585,000
7.00%, 12/01/18[b]	1,200	804,000
7.00%, 03/31/38[b]	5,194	3,012,520
7.65%, 04/21/25	5,547	3,314,333
7.75%, 10/13/19[b]	9,147	5,922,683
8.25%, 10/13/24[b]	10,330	6,301,300
9.00%, 05/07/23[b]	8,035	5,142,400
9.25%, 09/15/27	15,693	10,435,845
9.25%, 05/07/28[b]	8,998	5,758,720
9.38%, 01/13/34	5,990	3,803,650
11.75%, 10/21/26[b]	11,696	8,538,080
11.95%, 08/05/31[b]	17,672	12,856,525
12.75%, 08/23/22[b]	15,625	12,460,937

		81,935,993
VIETNAM — 0.40%
Vietnam Government International Bond
6.75%, 01/29/20[b]	18,512	20,779,720

		20,779,720
ZAMBIA — 0.33%
Zambia Government International Bond
8.50%, 04/14/24[b]	14,800	16,909,000

		16,909,000

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $4,064,771,405)		4,084,473,995

Security	Shares (000s)	Value

SHORT-TERM INVESTMENTS — 0.40%

MONEY MARKET FUNDS — 0.40%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[g,h]	20,259	$20,259,161

		20,259,161

TOTAL SHORT-TERM INVESTMENTS
(Cost: $20,259,161)		20,259,161

TOTAL INVESTMENTS IN SECURITIES — 98.50%
(Cost: $5,065,410,708)		5,070,596,235
Other Assets, Less Liabilities — 1.50%		77,371,689

NET ASSETS — 100.00%		$5,147,967,924

[a]	Investments are denominated in U.S. dollars.
[b]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[c]	Variable rate security. Rate shown is as of report date.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Issuer is in default of interest payments.
[f]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[g]	Affiliated issuer. See Note 2.
[h]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments

iSHARES® 1-3 YEAR INTERNATIONAL TREASURY BOND ETF

October 31, 2014

Security		Principal (000s)	Value

FOREIGN GOVERNMENT OBLIGATIONS — 98.76%

AUSTRALIA — 4.52%
Australia Government Bond
4.25%, 07/21/17	AUD	1,875	$1,720,445
4.75%, 06/15/16	AUD	4,564	4,152,851
6.00%, 02/15/17	AUD	1,800	1,703,065

			7,576,361

AUSTRIA — 3.66%
Austria Government Bond
3.20%, 02/20/17[a]	EUR	1,700	2,287,055
4.00%, 09/15/16[a]	EUR	1,675	2,255,701
4.30%, 09/15/17[a]	EUR	1,125	1,583,105

			6,125,861

BELGIUM — 4.33%
Belgium Government Bond
2.75%, 03/28/16[a]	EUR	995	1,294,191
3.25%, 09/28/16[a]	EUR	1,300	1,729,305
3.50%, 06/28/17[a]	EUR	975	1,334,363
3.75%, 09/28/15[a]	EUR	72	93,430
4.00%, 03/28/17[a]	EUR	1,380	1,894,400
5.50%, 09/28/17[a]	EUR	625	907,465

			7,253,154

CANADA — 4.70%
Canadian Government Bond
1.00%, 11/01/15	CAD	750	665,262
1.00%, 05/01/16	CAD	250	221,705
1.00%, 08/01/16	CAD	800	709,499
1.25%, 02/01/16	CAD	929	826,462
1.25%, 08/01/17	CAD	625	555,952
1.50%, 02/01/17	CAD	150	134,324
1.50%, 03/01/17	CAD	1,075	963,509
1.50%, 09/01/17	CAD	750	671,473
2.00%, 06/01/16	CAD	875	788,023
2.75%, 09/01/16	CAD	925	846,194
4.00%, 06/01/16	CAD	1,060	983,945
4.00%, 06/01/17	CAD	525	500,585

			7,866,933

DENMARK — 4.23%
Denmark Government Bond
2.50%, 11/15/16	DKK	19,025	3,366,231
4.00%, 11/15/15	DKK	21,193	3,715,490

			7,081,721

Security		Principal (000s)	Value

FINLAND — 3.36%
Finland Government Bond
1.75%, 04/15/16[a]	EUR	2,053	$2,637,879
1.88%, 04/15/17[a]	EUR	875	1,146,806
3.88%, 09/15/17[a]	EUR	1,325	1,844,135

			5,628,820

FRANCE — 6.31%
France Government Bond OAT
0.25%, 11/25/15	EUR	500	628,097
0.25%, 11/25/16	EUR	175	220,403
3.00%, 10/25/15	EUR	265	342,068
3.25%, 04/25/16	EUR	1,090	1,430,623
3.75%, 04/25/17	EUR	1,000	1,368,728
5.00%, 10/25/16	EUR	875	1,204,733
French Treasury Note BTAN
1.00%, 07/25/17	EUR	650	836,328
1.75%, 02/25/17	EUR	1,950	2,541,678
2.25%, 02/25/16	EUR	853	1,100,840
2.50%, 07/25/16	EUR	676	883,188

			10,556,686

GERMANY — 5.28%
Bundesobligation
0.50%, 04/07/17	EUR	250	317,311
0.75%, 02/24/17	EUR	2,525	3,221,258
1.25%, 10/14/16	EUR	450	577,998
1.75%, 10/09/15	EUR	760	968,639
Bundesrepublik Deutschland
3.25%, 07/04/15	EUR	285	364,673
3.50%, 01/04/16	EUR	1,749	2,282,198
3.75%, 01/04/17	EUR	75	101,693
4.00%, 07/04/16	EUR	649	868,234
6.00%, 06/20/16	EUR	100	137,611

			8,839,615

IRELAND — 3.71%
Ireland Government Bond
4.60%, 04/18/16	EUR	4,652	6,214,639

			6,214,639

ITALY — 6.55%
Italy Buoni Poliennali Del Tesoro
1.15%, 05/15/17	EUR	475	600,782
1.50%, 12/15/16	EUR	325	414,056
2.25%, 05/15/16	EUR	343	440,567

20	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 1-3 YEAR INTERNATIONAL TREASURY BOND ETF

October 31, 2014

Security		Principal (000s)	Value

2.75%, 12/01/15	EUR	487	$624,920
2.75%, 11/15/16	EUR	250	326,158
3.00%, 11/01/15	EUR	1,306	1,677,291
3.75%, 04/15/16	EUR	358	469,110
3.75%, 08/01/16	EUR	826	1,090,623
4.00%, 02/01/17	EUR	1,750	2,352,625
4.75%, 09/15/16	EUR	500	673,606
4.75%, 05/01/17	EUR	300	412,726
4.75%, 06/01/17	EUR	550	758,662
5.25%, 08/01/17[b]	EUR	800	1,123,221

			10,964,347

JAPAN — 22.83%
Japan Government Five Year Bond
0.20%, 03/20/17	JPY	40,000	358,200
0.20%, 06/20/17	JPY	702,500	6,291,826
0.20%, 09/20/17	JPY	268,000	2,401,230
0.30%, 06/20/15	JPY	22,500	201,085
0.30%, 09/20/15	JPY	61,650	551,312
0.30%, 06/20/16	JPY	72,450	649,145
0.30%, 09/20/16	JPY	104,000	932,479
0.30%, 12/20/16	JPY	715,000	6,414,431
0.30%, 03/20/17	JPY	110,700	993,659
0.40%, 06/20/15	JPY	130,500	1,167,023
0.40%, 09/20/15	JPY	1,450	12,978
0.40%, 06/20/16	JPY	311,850	2,798,653
0.40%, 09/20/16	JPY	136,700	1,227,953
0.40%, 12/20/16	JPY	100,000	899,023
0.50%, 12/20/15	JPY	86,400	774,860
0.50%, 03/20/16	JPY	111,650	1,002,415
0.60%, 03/20/16	JPY	1,450	13,036
Japan Government Ten Year Bond
1.70%, 09/20/16	JPY	95,000	874,003
Japan Government Two Year Bond
0.10%, 08/15/15	JPY	179,750	1,604,583
0.10%, 09/15/15	JPY	186,400	1,663,992
0.10%, 10/15/15	JPY	25,650	228,975
0.10%, 01/15/16	JPY	95,000	848,225
0.10%, 08/15/16	JPY	100,000	893,207
0.10%, 09/15/16	JPY	432,500	3,863,353
0.20%, 07/15/15	JPY	174,050	1,554,714

			38,220,360

Security		Principal (000s)	Value

NETHERLANDS — 4.05%
Netherlands Government Bond
0.00%, 04/15/16[a]	EUR	1,090	$1,365,443
0.50%, 04/15/17	EUR	700	887,681
2.50%, 01/15/17[a]	EUR	925	1,222,648
4.00%, 07/15/16[a]	EUR	1,234	1,651,768
4.50%, 07/15/17[a]	EUR	1,175	1,650,294

			6,777,834

NORWAY — 2.90%
Norway Government Bond Series 472
4.25%, 05/19/17	NOK	30,475	4,853,265

			4,853,265

PORTUGAL — 5.05%
Portugal Obrigacoes do Tesouro OT
3.35%, 10/15/15[a]	EUR	2,567	3,308,957
4.20%, 10/15/16[a]	EUR	1,950	2,599,689
4.35%, 10/16/17[a]	EUR	800	1,091,933
6.40%, 02/15/16[a]	EUR	1,077	1,447,427

			8,448,006

SPAIN — 4.95%
Spain Government Bond
2.10%, 04/30/17	EUR	1,000	1,297,197
3.15%, 01/31/16	EUR	833	1,079,020
3.25%, 04/30/16	EUR	849	1,107,468
3.30%, 07/30/16	EUR	693	910,015
3.75%, 10/31/15	EUR	622	805,278
3.80%, 01/31/17	EUR	850	1,141,228
5.50%, 07/30/17	EUR	1,375	1,946,186

			8,286,392

SWEDEN — 4.27%
Sweden Government Bond
3.00%, 07/12/16	SEK	18,960	2,693,174
3.75%, 08/12/17	SEK	29,975	4,462,433

			7,155,607

SWITZERLAND — 3.41%
Switzerland Government Bond
2.50%, 03/12/16[b]	CHF	3,184	3,424,012
4.25%, 06/05/17[b]	CHF	1,975	2,280,448

			5,704,460

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® 1-3 YEAR INTERNATIONAL TREASURY BOND ETF

October 31, 2014

Security		Principal or Shares (000s)	Value

UNITED KINGDOM — 4.65%
United Kingdom Gilt
1.00%, 09/07/17[b]	GBP	1,500	$2,398,450
1.75%, 01/22/17[b]	GBP	1,220	1,992,824
2.00%, 01/22/16[b]	GBP	527	857,339
4.00%, 09/07/16[b]	GBP	1,125	1,909,685
8.75%, 08/25/17[b]	GBP	325	632,662

			7,790,960

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $175,548,913)			165,345,021

SHORT-TERM INVESTMENTS — 0.01%

MONEY MARKET FUNDS — 0.01%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]		24	24,187

			24,187

TOTAL SHORT-TERM INVESTMENTS
(Cost: $24,187)			24,187

TOTAL INVESTMENTS IN SECURITIES — 98.77%
(Cost: $175,573,100)			165,369,208
Other Assets, Less Liabilities — 1.23%			2,052,007

NET ASSETS — 100.00%			$167,421,215

AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
NOK	— Norwegian Krone
SEK	— Swedish Krona

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

22	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® INTERNATIONAL TREASURY BOND ETF

October 31, 2014

Security	Principal (000s)		Value

FOREIGN GOVERNMENT OBLIGATIONS — 98.13%

AUSTRALIA — 4.63%
Australia Government Bond
2.75%, 10/21/19	AUD	200	$175,153
2.75%, 04/21/24	AUD	1,675	1,407,793
3.25%, 10/21/18	AUD	250	224,132
3.25%, 04/21/25[a]	AUD	900	783,609
3.25%, 04/21/29[a]	AUD	1,196	1,010,305
4.25%, 07/21/17	AUD	1,079	990,059
4.50%, 04/15/20	AUD	1,660	1,577,024
4.50%, 04/21/33[a]	AUD	1,250	1,208,570
4.75%, 10/21/15	AUD	1,810	1,624,529
4.75%, 06/15/16	AUD	2,234	2,032,750
4.75%, 04/21/27[a]	AUD	1,171	1,162,986
5.25%, 03/15/19	AUD	2,072	2,008,098
5.50%, 01/21/18	AUD	3,084	2,949,364
5.50%, 04/21/23	AUD	2,325	2,389,077
5.75%, 05/15/21	AUD	1,987	2,027,894
5.75%, 07/15/22	AUD	2,061	2,133,400
6.00%, 02/15/17	AUD	1,209	1,143,892

			24,848,635
AUSTRIA — 4.46%
Austria Government Bond
1.15%, 10/19/18[b]	EUR	675	881,509
1.65%, 10/21/24[b]	EUR	475	629,443
1.75%, 10/20/23[b]	EUR	1,515	2,040,064
1.95%, 06/18/19[b]	EUR	675	915,075
2.40%, 05/23/34[b]	EUR	350	491,516
3.15%, 06/20/44[b]	EUR	600	967,858
3.20%, 02/20/17[b]	EUR	965	1,298,240
3.40%, 11/22/22[b]	EUR	1,359	2,056,093
3.50%, 09/15/21[b]	EUR	1,135	1,707,720
3.65%, 04/20/22[b]	EUR	674	1,029,178
3.80%, 01/26/62[b]	EUR	307	607,361
3.90%, 07/15/20[b]	EUR	812	1,221,435
4.00%, 09/15/16[b]	EUR	520	700,277
4.15%, 03/15/37[b]	EUR	1,195	2,158,342
4.30%, 09/15/17[b]	EUR	795	1,118,728
4.35%, 03/15/19[b]	EUR	1,123	1,665,074
4.65%, 01/15/18[b]	EUR	1,455	2,093,046
4.85%, 03/15/26[b]	EUR	800	1,397,841
6.25%, 07/15/27	EUR	473	939,215

			23,918,015

Security	Principal (000s)		Value

BELGIUM — 4.47%
Belgium Government Bond
1.25%, 06/22/18[a]	EUR	675	$881,144
2.25%, 06/22/23[a]	EUR	850	1,180,584
2.60%, 06/22/24[b]	EUR	875	1,243,907
2.75%, 03/28/16[b]	EUR	850	1,105,878
3.00%, 09/28/19[a]	EUR	305	433,539
3.00%, 06/22/34[b]	EUR	300	437,455
3.25%, 09/28/16[b]	EUR	1,037	1,378,993
3.50%, 06/28/17[b]	EUR	1,000	1,368,578
3.75%, 09/28/20[b]	EUR	1,147	1,717,005
3.75%, 06/22/45	EUR	325	538,404
4.00%, 03/28/17[b]	EUR	175	240,232
4.00%, 03/28/18[b]	EUR	917	1,302,744
4.00%, 03/28/19	EUR	497	726,790
4.00%, 03/28/22	EUR	894	1,387,712
4.00%, 03/28/32[a]	EUR	525	866,914
4.25%, 09/28/21[b]	EUR	840	1,314,135
4.25%, 09/28/22[a]	EUR	895	1,417,632
4.25%, 03/28/41[b]	EUR	806	1,428,938
4.50%, 03/28/26[b]	EUR	525	875,247
5.00%, 03/28/35[b]	EUR	1,166	2,193,955
5.50%, 09/28/17[b]	EUR	100	145,194
5.50%, 03/28/28	EUR	969	1,792,923

			23,977,903
CANADA — 4.68%
Canada Government International Bond
2.75%, 12/01/64	CAD	181	168,595
Canadian Government Bond
1.00%, 11/01/15	CAD	375	332,631
1.00%, 05/01/16	CAD	325	288,217
1.00%, 08/01/16	CAD	1,275	1,130,763
1.00%, 11/01/16	CAD	1,500	1,329,904
1.25%, 02/01/16	CAD	275	244,647
1.25%, 03/01/18	CAD	825	731,503
1.25%, 09/01/18	CAD	800	706,539
1.50%, 02/01/17	CAD	900	805,942
1.50%, 03/01/17	CAD	725	649,809
1.50%, 09/01/17	CAD	500	447,648
1.50%, 03/01/20	CAD	500	440,955
1.50%, 06/01/23	CAD	1,325	1,134,491
1.75%, 03/01/19	CAD	1,025	920,475
1.75%, 09/01/19	CAD	375	335,935

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL TREASURY BOND ETF

October 31, 2014

Security	Principal (000s)		Value

2.00%, 06/01/16	CAD	825	$742,993
2.50%, 06/01/24	CAD	1,000	922,436
2.75%, 09/01/16	CAD	550	503,143
2.75%, 06/01/22	CAD	988	933,014
3.00%, 12/01/15	CAD	1,035	937,504
3.25%, 06/01/21	CAD	425	413,115
3.50%, 06/01/20	CAD	1,125	1,099,221
3.50%, 12/01/45	CAD	1,170	1,240,618
3.75%, 06/01/19	CAD	991	968,036
4.00%, 06/01/16	CAD	700	649,775
4.00%, 06/01/17	CAD	819	780,913
4.00%, 06/01/41	CAD	1,195	1,347,772
4.25%, 06/01/18	CAD	825	806,500
5.00%, 06/01/37	CAD	1,028	1,293,496
5.75%, 06/01/29	CAD	859	1,082,513
5.75%, 06/01/33	CAD	820	1,083,642
8.00%, 06/01/27	CAD	400	579,387
9.00%, 06/01/25	CAD	45	65,940

			25,118,072
DENMARK — 4.60%
Denmark Government Bond
1.50%, 11/15/23	DKK	13,832	2,465,532
1.75%, 11/15/25	DKK	8,000	1,436,870
2.00%, 11/15/14	DKK	—	29
2.50%, 11/15/16	DKK	10,566	1,869,433
3.00%, 11/15/21	DKK	18,464	3,646,604
4.00%, 11/15/15	DKK	13,105	2,297,553
4.00%, 11/15/17	DKK	10,348	1,951,724
4.00%, 11/15/19	DKK	18,417	3,690,095
4.50%, 11/15/39	DKK	23,243	6,089,592
7.00%, 11/10/24	DKK	4,639	1,246,449

			24,693,881
FINLAND — 3.67%
Finland Government Bond
0.38%, 09/15/20[a]	EUR	400	501,100
1.13%, 09/15/18[b]	EUR	825	1,074,763
1.50%, 04/15/23[b]	EUR	988	1,307,489
1.63%, 09/15/22[b]	EUR	1,070	1,432,638
1.75%, 04/15/16[b]	EUR	838	1,076,738
1.88%, 04/15/17[b]	EUR	1,450	1,900,422
2.00%, 04/15/24[b]	EUR	1,000	1,369,597
2.63%, 07/04/42[b]	EUR	695	1,027,658
2.75%, 07/04/28[b]	EUR	768	1,125,860

Security	Principal (000s)		Value

3.38%, 04/15/20[b]	EUR	1,275	$1,859,631
3.50%, 04/15/21[b]	EUR	1,189	1,773,956
3.88%, 09/15/17[b]	EUR	1,404	1,954,087
4.00%, 07/04/25[b]	EUR	1,212	1,959,469
4.38%, 07/04/19[b]	EUR	890	1,330,899

			19,694,307
FRANCE — 6.91%
France Government Bond OAT
0.50%, 11/25/19	EUR	400	506,265
1.00%, 05/25/18	EUR	100	129,347
1.00%, 11/25/18	EUR	500	648,094
1.00%, 05/25/19	EUR	75	97,338
1.75%, 05/25/23	EUR	630	844,038
1.75%, 11/25/24	EUR	475	626,573
2.25%, 10/25/22	EUR	463	644,110
2.25%, 05/25/24	EUR	650	899,949
2.50%, 10/25/20	EUR	295	414,503
2.50%, 05/25/30	EUR	250	342,949
2.75%, 10/25/27	EUR	652	930,491
3.00%, 10/25/15	EUR	750	967,015
3.00%, 04/25/22	EUR	1,025	1,497,496
3.25%, 04/25/16	EUR	425	557,963
3.25%, 10/25/21	EUR	550	812,492
3.50%, 04/25/15	EUR	1,225	1,560,204
3.50%, 04/25/20	EUR	1,630	2,391,832
3.50%, 04/25/26	EUR	680	1,042,691
3.75%, 04/25/17	EUR	525	718,582
3.75%, 10/25/19	EUR	1,160	1,704,661
3.75%, 04/25/21	EUR	550	830,055
4.00%, 04/25/18	EUR	825	1,175,048
4.00%, 10/25/38	EUR	736	1,246,576
4.00%, 04/25/55	EUR	309	556,076
4.00%, 04/25/60	EUR	347	631,131
4.25%, 10/25/18	EUR	2,049	2,988,308
4.25%, 10/25/23	EUR	1,100	1,766,909
4.50%, 04/25/41	EUR	625	1,149,285
4.75%, 04/25/35	EUR	680	1,247,197
5.00%, 10/25/16	EUR	2,131	2,933,805
5.50%, 04/25/29	EUR	650	1,216,213
5.75%, 10/25/32	EUR	391	780,626
6.00%, 10/25/25	EUR	275	510,981
8.50%, 10/25/19	EUR	250	441,173
8.50%, 04/25/23	EUR	335	681,963

24	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL TREASURY BOND ETF

October 31, 2014

Security	Principal (000s)		Value

French Treasury Note BTAN
1.00%, 07/25/17	EUR	325	$418,164
1.75%, 02/25/17	EUR	275	358,442
2.00%, 07/12/15	EUR	325	412,771
2.25%, 02/25/16	EUR	75	96,736
2.50%, 07/25/16	EUR	250	326,708

			37,104,760
GERMANY — 5.52%
Bundesobligation
0.25%, 04/13/18	EUR	660	834,281
0.50%, 04/07/17	EUR	328	416,185
0.50%, 02/23/18	EUR	325	414,279
1.00%, 10/12/18	EUR	340	442,486
1.25%, 10/14/16	EUR	375	481,665
1.75%, 10/09/15	EUR	1,125	1,432,985
2.00%, 02/26/16	EUR	100	128,655
2.75%, 04/08/16	EUR	300	390,803
Bundesrepublik Deutschland
1.50%, 09/04/22	EUR	575	772,698
1.50%, 02/15/23	EUR	355	476,586
1.50%, 05/15/23	EUR	375	502,930
1.50%, 05/15/24	EUR	425	566,216
1.75%, 07/04/22	EUR	820	1,122,750
1.75%, 02/15/24	EUR	325	442,790
2.00%, 01/04/22	EUR	575	800,015
2.00%, 08/15/23	EUR	700	974,814
2.25%, 09/04/20	EUR	221	308,827
2.25%, 09/04/21	EUR	498	703,288
2.50%, 01/04/21	EUR	800	1,138,925
2.50%, 07/04/44	EUR	362	532,836
2.50%, 08/15/46	EUR	380	560,325
3.00%, 07/04/20	EUR	75	108,736
3.25%, 01/04/20	EUR	390	566,234
3.25%, 07/04/21	EUR	375	560,015
3.25%, 07/04/42	EUR	233	390,095
3.50%, 01/04/16	EUR	800	1,043,923
3.50%, 07/04/19	EUR	721	1,046,966
3.75%, 01/04/19	EUR	1,123	1,625,643
4.00%, 07/04/16	EUR	550	735,517
4.00%, 01/04/37	EUR	439	791,086
4.25%, 07/04/17	EUR	1,631	2,277,117
4.25%, 07/04/18	EUR	1,110	1,607,751
4.25%, 07/04/39	EUR	350	663,376
4.75%, 07/04/28	EUR	264	478,764

Security	Principal (000s)		Value

4.75%, 07/04/34	EUR	681	$1,315,577
4.75%, 07/04/40	EUR	307	627,270
5.50%, 01/04/31	EUR	212	424,440
5.63%, 01/04/28	EUR	325	628,790
6.25%, 01/04/24	EUR	125	234,122
6.25%, 01/04/30	EUR	225	474,792
6.50%, 07/04/27	EUR	250	514,137
Bundesschatzanweisungen
0.25%, 09/11/15	EUR	50	62,807

			29,621,497
IRELAND — 4.44%
Ireland Government Bond
3.40%, 03/18/24[a]	EUR	1,425	2,046,136
3.90%, 03/20/23	EUR	1,083	1,610,505
4.40%, 06/18/19	EUR	1,384	2,038,359
4.50%, 10/18/18	EUR	1,711	2,481,333
4.50%, 04/18/20	EUR	2,256	3,386,384
4.60%, 04/18/16	EUR	1,166	1,557,607
5.00%, 10/18/20	EUR	1,832	2,843,677
5.40%, 03/13/25	EUR	2,345	3,885,071
5.50%, 10/18/17	EUR	1,271	1,833,311
5.90%, 10/18/19	EUR	1,380	2,172,749

			23,855,132
ITALY — 7.08%
Italy Buoni Poliennali Del Tesoro
1.50%, 08/01/19	EUR	450	572,282
2.15%, 12/15/21	EUR	500	640,512
2.25%, 05/15/16	EUR	200	256,890
2.50%, 05/01/19	EUR	575	763,870
2.50%, 12/01/24	EUR	175	221,967
2.75%, 12/01/15	EUR	730	936,739
2.75%, 11/15/16	EUR	450	587,085
3.00%, 06/15/15	EUR	501	637,633
3.00%, 11/01/15	EUR	601	771,862
3.50%, 11/01/17	EUR	291	393,324
3.50%, 06/01/18	EUR	297	405,032
3.50%, 12/01/18	EUR	525	722,686
3.50%, 03/01/30[b]	EUR	280	371,581
3.75%, 08/01/15	EUR	471	604,515
3.75%, 04/15/16	EUR	329	431,109
3.75%, 08/01/16	EUR	532	702,435
3.75%, 03/01/21	EUR	693	982,984
3.75%, 05/01/21	EUR	200	282,697
3.75%, 08/01/21[a]	EUR	671	949,270

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL TREASURY BOND ETF

October 31, 2014

Security	Principal (000s)		Value

3.75%, 09/01/24	EUR	350	$491,710
4.00%, 02/01/17	EUR	749	1,006,923
4.00%, 09/01/20	EUR	466	668,397
4.00%, 02/01/37[a]	EUR	612	836,099
4.25%, 02/01/19[a]	EUR	570	808,912
4.25%, 09/01/19	EUR	564	808,621
4.25%, 03/01/20	EUR	550	794,932
4.50%, 07/15/15	EUR	150	193,237
4.50%, 02/01/18	EUR	347	484,428
4.50%, 08/01/18	EUR	640	905,018
4.50%, 03/01/19	EUR	780	1,119,307
4.50%, 02/01/20[a]	EUR	339	494,578
4.50%, 05/01/23	EUR	397	588,695
4.50%, 03/01/24	EUR	525	780,717
4.50%, 03/01/26[a]	EUR	459	680,114
4.75%, 09/15/16	EUR	509	685,731
4.75%, 05/01/17	EUR	219	301,290
4.75%, 06/01/17	EUR	418	576,583
4.75%, 09/01/21	EUR	694	1,037,860
4.75%, 08/01/23[b]	EUR	620	937,276
4.75%, 09/01/28[b]	EUR	372	560,010
4.75%, 09/01/44[b]	EUR	320	475,608
5.00%, 03/01/22	EUR	554	842,039
5.00%, 03/01/25[b]	EUR	618	952,070
5.00%, 08/01/34[a]	EUR	477	741,075
5.00%, 08/01/39[a]	EUR	447	690,991
5.00%, 09/01/40[a]	EUR	492	754,648
5.25%, 08/01/17[a]	EUR	461	647,256
5.25%, 11/01/29	EUR	664	1,053,850
5.50%, 09/01/22	EUR	646	1,013,428
5.50%, 11/01/22	EUR	457	717,232
5.75%, 02/01/33	EUR	387	653,627
6.00%, 05/01/31	EUR	710	1,222,566
6.50%, 11/01/27	EUR	624	1,087,624
7.25%, 11/01/26	EUR	309	568,901
9.00%, 11/01/23	EUR	251	491,151
Italy Government International Bond
5.75%, 07/25/16[a]	EUR	50	67,873

			37,974,850

Security	Principal (000s)		Value

JAPAN — 22.05%
Japan Government Five Year Bond
0.10%, 12/20/17	JPY	83,900	$749,566
0.10%, 03/20/18	JPY	57,500	513,687
0.10%, 06/20/19	JPY	111,900	997,483
0.20%, 03/20/17	JPY	9,750	87,311
0.20%, 06/20/17	JPY	353,150	3,162,930
0.20%, 09/20/17	JPY	306,000	2,741,703
0.20%, 12/20/17	JPY	100,000	896,187
0.20%, 09/20/18	JPY	102,700	920,521
0.20%, 12/20/18	JPY	181,000	1,621,839
0.20%, 03/20/19	JPY	152,200	1,363,263
0.20%, 06/20/19	JPY	280,000	2,507,399
0.30%, 09/20/15	JPY	135,000	1,207,252
0.30%, 06/20/16	JPY	135,200	1,211,379
0.30%, 12/20/16	JPY	167,750	1,504,924
0.30%, 03/20/17	JPY	45,300	406,619
0.30%, 06/20/18	JPY	75,000	674,696
0.30%, 09/20/18	JPY	48,000	431,891
0.40%, 09/20/16	JPY	125,000	1,122,854
0.40%, 12/20/16	JPY	84,800	762,372
0.40%, 06/20/18	JPY	30,500	275,358
0.50%, 12/20/15	JPY	68,300	612,534
0.50%, 03/20/16	JPY	63,150	566,973
Japan Government Forty Year Bond
1.70%, 03/20/54	JPY	15,000	132,552
1.90%, 03/20/53	JPY	25,900	242,608
2.00%, 03/20/52	JPY	45,300	436,271
2.20%, 03/20/49	JPY	30,200	306,933
2.20%, 03/20/50	JPY	32,850	333,115
2.20%, 03/20/51	JPY	47,050	477,039
2.40%, 03/20/48	JPY	22,750	241,937
Japan Government Ten Year Bond
0.60%, 03/20/23	JPY	105,450	960,926
0.60%, 09/20/23	JPY	66,850	608,099
0.60%, 12/20/23	JPY	145,550	1,322,356
0.60%, 03/20/24	JPY	110,300	1,000,763
0.60%, 06/20/24	JPY	99,000	896,965
0.70%, 12/20/22	JPY	28,550	262,541
0.80%, 09/20/20	JPY	100,000	925,775

26	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL TREASURY BOND ETF

October 31, 2014

Security	Principal (000s)		Value

0.80%, 06/20/22	JPY	35,050	$325,028
0.80%, 09/20/22	JPY	280,850	2,603,596
0.80%, 12/20/22	JPY	239,850	2,222,568
0.80%, 06/20/23	JPY	170,600	1,579,098
0.80%, 09/20/23	JPY	51,250	474,254
1.00%, 09/20/20	JPY	86,550	810,253
1.00%, 09/20/21	JPY	87,750	824,923
1.00%, 12/20/21	JPY	106,250	999,265
1.00%, 03/20/22	JPY	234,550	2,205,781
1.10%, 06/20/20	JPY	75,000	704,835
1.10%, 03/20/21	JPY	28,950	273,288
1.10%, 06/20/21	JPY	26,950	254,706
1.10%, 09/20/21	JPY	9,000	85,152
1.10%, 12/20/21	JPY	173,350	1,641,169
1.20%, 12/20/20	JPY	176,500	1,673,700
1.20%, 06/20/21	JPY	123,400	1,173,459
1.30%, 03/20/18	JPY	100,000	929,370
1.30%, 12/20/18	JPY	168,800	1,580,566
1.30%, 03/20/19	JPY	108,050	1,014,150
1.30%, 12/20/19	JPY	126,300	1,193,701
1.30%, 03/20/20	JPY	15,650	148,271
1.30%, 06/20/20	JPY	25,100	238,383
1.30%, 03/20/21	JPY	92,850	886,939
1.40%, 12/20/15	JPY	19,600	177,544
1.40%, 12/20/18	JPY	141,100	1,326,369
1.40%, 09/20/19	JPY	33,700	319,255
1.40%, 03/20/20	JPY	49,600	472,276
1.50%, 09/20/15	JPY	61,550	556,166
1.50%, 12/20/15	JPY	22,250	201,773
1.50%, 12/20/17	JPY	292,150	2,723,858
1.50%, 06/20/18	JPY	35,150	329,803
1.50%, 09/20/18	JPY	75,000	705,704
1.50%, 06/20/19	JPY	46,100	437,503
1.60%, 12/20/15	JPY	23,400	212,436
1.60%, 03/20/16	JPY	34,900	318,027
1.70%, 12/20/16	JPY	138,000	1,274,603
1.70%, 03/20/17	JPY	163,900	1,519,655
1.80%, 06/20/17	JPY	100,000	933,134
1.90%, 06/20/17	JPY	118,150	1,105,259
Japan Government Thirty Year Bond
1.10%, 03/20/33	JPY	28,800	254,759
1.70%, 12/20/43	JPY	29,650	272,170

Security	Principal (000s)		Value

1.70%, 03/20/44	JPY	42,900	$393,465
1.70%, 06/20/44	JPY	34,000	311,573
1.70%, 09/20/44	JPY	17,550	160,687
1.80%, 11/22/32	JPY	84,300	834,999
1.80%, 03/20/43	JPY	48,750	458,538
1.80%, 09/20/43	JPY	29,450	276,626
1.90%, 09/20/42	JPY	82,400	792,813
1.90%, 06/20/43	JPY	42,100	404,405
2.00%, 09/20/40	JPY	101,550	1,002,411
2.00%, 09/20/41	JPY	84,100	827,579
2.00%, 03/20/42	JPY	73,350	721,271
2.20%, 09/20/39	JPY	30,700	315,139
2.20%, 03/20/41	JPY	100,050	1,025,034
2.30%, 03/20/39	JPY	23,100	241,068
2.30%, 03/20/40	JPY	93,200	974,167
2.40%, 11/20/31	JPY	77,150	833,327
2.40%, 03/20/34	JPY	5,700	60,961
2.40%, 03/20/37	JPY	60,100	637,750
2.40%, 09/20/38	JPY	57,050	605,919
2.50%, 06/20/34	JPY	9,800	106,226
2.50%, 09/20/34	JPY	113,500	1,229,562
2.50%, 09/20/35	JPY	48,350	523,136
2.50%, 09/20/36	JPY	68,200	735,821
2.50%, 09/20/37	JPY	79,600	859,514
2.50%, 03/20/38	JPY	40,000	432,006
2.90%, 11/20/30	JPY	25,000	286,217
Japan Government Twenty Year Bond
1.50%, 03/20/33	JPY	46,400	437,192
1.50%, 03/20/34	JPY	164,500	1,531,733
1.50%, 06/20/34	JPY	30,000	278,586
1.60%, 06/20/30	JPY	90,700	887,841
1.60%, 03/20/33	JPY	33,700	322,592
1.60%, 12/20/33	JPY	121,450	1,152,554
1.70%, 12/20/31	JPY	1,600	15,721
1.70%, 09/20/32	JPY	158,700	1,550,604
1.70%, 12/20/32	JPY	65,950	642,593
1.70%, 06/20/33	JPY	58,600	568,123
1.70%, 09/20/33	JPY	64,000	618,626
1.80%, 06/20/30	JPY	9,500	95,449
1.80%, 09/20/30	JPY	1,300	13,046
1.80%, 09/20/31	JPY	118,150	1,179,055
1.80%, 12/20/31	JPY	129,200	1,288,220

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL TREASURY BOND ETF

October 31, 2014

Security	Principal (000s)		Value

1.80%, 03/20/32	JPY	4,750	$47,282
1.80%, 12/20/32	JPY	12,400	122,680
1.90%, 06/20/22	JPY	15,000	150,203
1.90%, 03/20/24	JPY	18,050	182,986
1.90%, 12/20/28	JPY	63,050	644,600
1.90%, 03/20/29	JPY	47,350	483,810
1.90%, 09/20/30	JPY	11,850	120,469
1.90%, 06/20/31	JPY	24,400	247,334
2.00%, 03/20/27	JPY	1,350	13,967
2.00%, 06/20/30	JPY	43,700	450,390
2.10%, 12/20/21	JPY	69,050	697,152
2.10%, 03/20/24	JPY	36,900	380,204
2.10%, 03/20/25	JPY	47,750	495,079
2.10%, 12/20/26	JPY	117,450	1,226,664
2.10%, 03/20/27	JPY	51,350	536,861
2.10%, 09/20/27	JPY	11,450	119,801
2.10%, 12/20/27	JPY	105,500	1,104,077
2.10%, 06/20/28	JPY	18,450	193,111
2.10%, 09/20/28	JPY	78,150	817,945
2.10%, 12/20/28	JPY	43,000	449,984
2.10%, 03/20/29	JPY	46,500	486,478
2.10%, 06/20/29	JPY	54,000	564,773
2.10%, 09/20/29	JPY	74,900	783,054
2.10%, 12/20/29	JPY	54,100	565,313
2.10%, 03/20/30	JPY	59,400	620,313
2.10%, 12/20/30	JPY	38,350	399,890
2.20%, 09/21/20	JPY	72,000	719,159
2.20%, 03/20/24	JPY	14,750	153,169
2.20%, 06/20/24	JPY	50,000	520,151
2.20%, 09/20/27	JPY	17,200	181,787
2.20%, 03/20/28	JPY	50,000	529,093
2.20%, 09/20/28	JPY	59,100	625,599
2.20%, 06/20/29	JPY	14,500	153,449
2.20%, 12/20/29	JPY	56,650	599,154
2.20%, 03/20/30	JPY	67,200	710,406
2.20%, 03/20/31	JPY	84,850	895,343
2.30%, 06/20/27	JPY	24,000	256,185
2.30%, 06/20/28	JPY	16,100	172,298
2.40%, 06/20/24	JPY	50,000	528,656
2.40%, 03/20/28	JPY	15,000	162,107
2.40%, 06/20/28	JPY	50,000	540,636
2.60%, 03/20/18	JPY	40,000	387,351

Security	Principal (000s)		Value

Japan Government Two Year Bond
0.10%, 10/15/15	JPY	12,500	$111,586
0.10%, 11/15/15	JPY	14,150	126,324
0.10%, 12/15/15	JPY	34,550	308,464
0.10%, 01/15/16	JPY	36,650	327,236
0.10%, 02/15/16	JPY	75,150	671,037
0.10%, 09/15/16	JPY	300,000	2,679,782

			118,364,911
NETHERLANDS — 4.35%
Netherlands Government Bond
0.00%, 04/15/16[b]	EUR	660	827,006
1.25%, 01/15/18[b]	EUR	676	879,951
1.25%, 01/15/19[b]	EUR	625	820,240
1.75%, 07/15/23[b]	EUR	1,000	1,348,422
2.00%, 07/15/24	EUR	800	1,095,835
2.25%, 07/15/22[b]	EUR	950	1,331,263
2.50%, 01/15/17[b]	EUR	1,325	1,751,361
2.50%, 01/15/33[b]	EUR	239	342,831
2.75%, 01/15/47	EUR	350	537,945
3.25%, 07/15/15[b]	EUR	8	10,604
3.25%, 07/15/21[b]	EUR	1,075	1,589,785
3.50%, 07/15/20[b]	EUR	2,016	2,977,749
3.75%, 01/15/23	EUR	681	1,057,391
3.75%, 01/15/42[b]	EUR	916	1,645,453
4.00%, 07/15/16[b]	EUR	725	970,093
4.00%, 07/15/18[b]	EUR	725	1,040,418
4.00%, 07/15/19[b]	EUR	292	431,056
4.00%, 01/15/37[b]	EUR	852	1,529,241
4.50%, 07/15/17[b]	EUR	680	955,598
5.50%, 01/15/28	EUR	825	1,560,509
7.50%, 01/15/23	EUR	320	617,293

			23,320,044
NORWAY — 1.51%
Norway Government Bond
2.00%, 05/24/23	NOK	8,646	1,289,159
3.00%, 03/14/24	NOK	6,375	1,021,639
3.75%, 05/25/21	NOK	12,053	2,012,117
4.25%, 05/19/17	NOK	11,899	1,894,963
4.50%, 05/22/19	NOK	11,343	1,905,448

			8,123,326

28	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL TREASURY BOND ETF

October 31, 2014

Security	Principal (000s)		Value

PORTUGAL — 4.54%
Portugal Obrigacoes do Tesouro OT
3.35%, 10/15/15[b]	EUR	1,169	$1,506,814
3.85%, 04/15/21[b]	EUR	1,385	1,892,101
3.88%, 02/15/30[b]	EUR	675	837,652
4.10%, 04/15/37[b]	EUR	1,981	2,444,276
4.20%, 10/15/16[b]	EUR	1,231	1,641,414
4.35%, 10/16/17[b]	EUR	2,058	2,808,384
4.45%, 06/15/18[b]	EUR	2,088	2,884,275
4.75%, 06/14/19[b]	EUR	1,929	2,730,420
4.80%, 06/15/20[b]	EUR	1,613	2,308,813
4.95%, 10/25/23[b]	EUR	1,485	2,128,352
5.65%, 02/15/24[b]	EUR	1,573	2,352,989
6.40%, 02/15/16[b]	EUR	602	809,500

			24,344,990
SPAIN — 4.73%
Spain Government Bond
2.10%, 04/30/17	EUR	825	1,070,187
2.75%, 04/30/19	EUR	890	1,204,455
2.75%, 10/31/24[b]	EUR	275	364,756
3.00%, 04/30/15	EUR	875	1,110,505
3.15%, 01/31/16	EUR	304	393,784
3.25%, 04/30/16	EUR	736	960,067
3.30%, 07/30/16	EUR	600	787,892
3.75%, 10/31/15	EUR	538	696,527
3.75%, 10/31/18	EUR	655	913,863
3.80%, 01/31/17	EUR	481	645,801
3.80%, 04/30/24[b]	EUR	425	615,334
4.00%, 04/30/20	EUR	681	982,250
4.10%, 07/30/18	EUR	680	954,307
4.20%, 01/31/37	EUR	488	706,912
4.25%, 10/31/16	EUR	420	564,687
4.30%, 10/31/19	EUR	652	947,336
4.40%, 10/31/23[b]	EUR	670	1,013,019
4.50%, 01/31/18	EUR	572	801,443
4.60%, 07/30/19	EUR	341	498,930
4.65%, 07/30/25	EUR	320	493,298
4.70%, 07/30/41	EUR	393	607,383
4.80%, 01/31/24	EUR	406	631,846
4.85%, 10/31/20	EUR	494	747,953
4.90%, 07/30/40	EUR	479	764,965
5.15%, 10/31/28[b]	EUR	150	239,776

Security	Principal (000s)		Value

5.15%, 10/31/44[b]	EUR	125	$205,336
5.40%, 01/31/23[b]	EUR	550	881,835
5.50%, 07/30/17	EUR	582	823,767
5.50%, 04/30/21	EUR	726	1,145,962
5.75%, 07/30/32	EUR	451	784,750
5.85%, 01/31/22	EUR	556	904,252
5.90%, 07/30/26	EUR	525	888,819
6.00%, 01/31/29	EUR	593	1,024,619

			25,376,616
SWEDEN — 3.05%
Sweden Government Bond
1.50%, 11/13/23	SEK	13,075	1,834,626
2.50%, 05/12/25	SEK	9,725	1,484,519
3.00%, 07/12/16	SEK	12,010	1,705,961
3.50%, 06/01/22	SEK	14,190	2,289,849
3.50%, 03/30/39	SEK	9,285	1,676,545
3.75%, 08/12/17	SEK	12,985	1,933,101
4.25%, 03/12/19	SEK	24,380	3,861,833
5.00%, 12/01/20	SEK	9,215	1,572,265

			16,358,699
SWITZERLAND — 1.92%
Switzerland Government Bond
2.00%, 04/28/21[a]	CHF	825	954,478
2.25%, 07/06/20[a]	CHF	837	972,536
2.50%, 03/12/16[a]	CHF	1,231	1,323,794
3.00%, 01/08/18[a]	CHF	1,375	1,565,081
3.00%, 05/12/19[a]	CHF	792	932,263
3.75%, 06/10/15[a]	CHF	433	460,286
4.00%, 02/11/23[a]	CHF	918	1,236,622
4.00%, 04/08/28[a]	CHF	1,161	1,706,065
4.25%, 06/05/17[a]	CHF	1,013	1,169,668

			10,320,793
UNITED KINGDOM — 5.52%
United Kingdom Gilt
1.00%, 09/07/17[a]	GBP	675	1,079,302
1.25%, 07/22/18[a]	GBP	875	1,397,186
1.75%, 01/22/17[a]	GBP	758	1,237,825
1.75%, 07/22/19[a]	GBP	400	645,932
1.75%, 09/07/22[a]	GBP	550	863,388
2.00%, 01/22/16[a]	GBP	800	1,301,957
2.25%, 09/07/23[a]	GBP	650	1,049,495
2.75%, 09/07/24[a]	GBP	425	709,749
3.25%, 01/22/44[a]	GBP	523	880,596

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL TREASURY BOND ETF

October 31, 2014

Security	Principal or Shares (000s)		Value

3.50%, 01/22/45[a]	GBP	1,494	$2,631,700
3.50%, 07/22/68[a]	GBP	300	548,879
3.75%, 09/07/19[a]	GBP	325	573,991
3.75%, 09/07/20[a]	GBP	772	1,374,293
3.75%, 09/07/21[a]	GBP	314	564,389
3.75%, 07/22/52[a]	GBP	127	239,207
4.00%, 09/07/16[a]	GBP	197	334,290
4.00%, 03/07/22[a]	GBP	325	594,676
4.00%, 01/22/60[a]	GBP	286	577,348
4.25%, 12/07/27[a]	GBP	374	716,615
4.25%, 06/07/32[a]	GBP	511	991,325
4.25%, 03/07/36[a]	GBP	575	1,123,653
4.25%, 09/07/39[a]	GBP	325	642,441
4.25%, 12/07/40[a]	GBP	450	891,658
4.25%, 12/07/49[a]	GBP	250	512,832
4.25%, 12/07/55[a]	GBP	169	354,725
4.50%, 03/07/19[a]	GBP	241	436,441
4.50%, 09/07/34[a]	GBP	472	949,475
4.50%, 12/07/42[a]	GBP	253	525,724
4.75%, 09/07/15[a]	GBP	120	198,972
4.75%, 03/07/20[a]	GBP	675	1,252,445
4.75%, 12/07/30[a]	GBP	331	674,995
4.75%, 12/07/38[a]	GBP	416	881,479
5.00%, 03/07/25[a]	GBP	383	767,784
6.00%, 12/07/28[a]	GBP	280	634,308
8.00%, 06/07/21[a]	GBP	556	1,232,379
8.75%, 08/25/17[a]	GBP	125	243,332

			29,634,786

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $534,811,252)			526,651,217

SHORT-TERM INVESTMENTS — 0.10%

MONEY MARKET FUNDS — 0.10%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]		566	566,255

			566,255

TOTAL SHORT-TERM INVESTMENTS
(Cost: $566,255)			566,255

Value

TOTAL INVESTMENTS IN SECURITIES — 98.23%
(Cost: $535,377,507)	$527,217,472
Other Assets, Less Liabilities — 1.77%	9,485,545

NET ASSETS — 100.00%	$536,703,017

AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
NOK	— Norwegian Krone
SEK	— Swedish Krona

[a]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

30	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

October 31, 2014

	iShares J.P. Morgan USD Emerging Markets Bond ETF	iShares 1-3 Year International Treasury Bond ETF	iShares International Treasury Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$5,045,151,547	$175,548,913	$534,811,252
Affiliated (Note 2)	20,259,161	24,187	566,255

Total cost of investments	$5,065,410,708	$175,573,100	$535,377,507

Investments in securities, at fair value (Note 1):
Unaffiliated	$5,050,337,074	$165,345,021	$526,651,217
Affiliated (Note 2)	20,259,161	24,187	566,255

Total fair value of investments	5,070,596,235	165,369,208	527,217,472
Foreign currency, at value[a]	—	2,922,925	9,549,550
Receivables:
Investment securities sold	44,565,689	—	—
Due from custodian (Note 4)	37,552,327	—	—
Interest	69,529,049	1,793,971	5,830,152
Capital shares sold	2,480,709	—	—

Total Assets	5,224,724,009	170,086,104	542,597,174

LIABILITIES
Payables:
Investment securities purchased	74,948,576	2,611,864	5,734,091
Investment advisory fees (Note 2)	1,807,509	53,025	160,066

Total Liabilities	76,756,085	2,664,889	5,894,157

NET ASSETS	$5,147,967,924	$167,421,215	$536,703,017

Net assets consist of:
Paid-in capital	$5,199,577,379	$186,059,879	$556,825,383
Undistributed net investment income	17,087,364	368,363	—
Accumulated net realized loss	(73,882,346)	(8,650,312)	(11,361,736)
Net unrealized appreciation (depreciation)	5,185,527	(10,356,715)	(8,760,630)

NET ASSETS	$5,147,967,924	$167,421,215	$536,703,017

Shares outstanding[b]	45,100,000	1,900,000	5,450,000

Net asset value per share	$114.15	$88.12	$98.48

[a]	Cost of foreign currency: $ —, $2,974,143 and $9,811,157, respectively.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Operations

iSHARES® TRUST

Year ended October 31, 2014

	iShares J.P. Morgan USD Emerging Markets Bond ETF	iShares 1-3 Year International Treasury Bond ETF	iShares International Treasury Bond ETF

NET INVESTMENT INCOME
Interest — unaffiliated	$207,921,557	$1,657,915	$11,303,736
Interest — affiliated (Note 2)	2,447	15	584

Total investment income	207,924,004	1,657,930	11,304,320

EXPENSES
Investment advisory fees (Note 2)	25,278,958	622,188	1,977,695

Total expenses	25,278,958	622,188	1,977,695
Less investment advisory fees waived (Note 2)	(606,818)	—	—

Net expenses	24,672,140	622,188	1,977,695

Net investment income	183,251,864	1,035,742	9,326,625

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(63,912,761)	459,548	446,714
In-kind redemptions — unaffiliated	43,953,176	(454,617)	561,062
Foreign currency transactions	—	(157,667)	(259,511)

Net realized gain (loss)	(19,959,585)	(152,736)	748,265

Net change in unrealized appreciation/depreciation on:
Investments	130,812,937	(14,413,934)	(17,671,465)
Translation of assets and liabilities in foreign currencies	—	(191,638)	(707,764)

Net change in unrealized appreciation/depreciation	130,812,937	(14,605,572)	(18,379,229)

Net realized and unrealized gain (loss)	110,853,352	(14,758,308)	(17,630,964)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$294,105,216	$(13,722,566)	$(8,304,339)

See notes to financial statements.

32	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares J.P. Morgan USD Emerging Markets Bond ETF		iShares 1-3 Year International Treasury Bond ETF
	Year ended October 31, 2014	Year ended October 31, 2013	Year ended October 31, 2014	Year ended October 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$183,251,864	$233,870,944	$1,035,742	$1,823,007
Net realized gain (loss)	(19,959,585)	119,203,491	(152,736)	(12,023,752)
Net change in unrealized appreciation/depreciation	130,812,937	(628,587,584)	(14,605,572)	6,064,133

Net increase (decrease) in net assets resulting from operations	294,105,216	(275,513,149)	(13,722,566)	(4,136,612)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(180,077,963)	(237,762,498)	(596,521)	(685,397)
Return of capital	—	—	—	(625,551)

Total distributions to shareholders	(180,077,963)	(237,762,498)	(596,521)	(1,310,948)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,123,729,026	2,026,204,329	37,582,052	47,589,553
Cost of shares redeemed	(3,940,061,398)	(3,848,088,175)	(23,254,533)	(60,074,547)

Net increase (decrease) in net assets from capital share transactions	1,183,667,628	(1,821,883,846)	14,327,519	(12,484,994)

INCREASE (DECREASE) IN NET ASSETS	1,297,694,881	(2,335,159,493)	8,432	(17,932,554)

NET ASSETS
Beginning of year	3,850,273,043	6,185,432,536	167,412,783	185,345,337

End of year	$5,147,967,924	$3,850,273,043	$167,421,215	$167,412,783

Undistributed net investment income included in net assets at end of year	$17,087,364	$13,913,463	$368,363	$—

SHARES ISSUED AND REDEEMED
Shares sold	45,800,000	17,500,000	400,000	500,000
Shares redeemed	(35,400,000)	(34,000,000)	(250,000)	(650,000)

Net increase (decrease) in shares outstanding	10,400,000	(16,500,000)	150,000	(150,000)

See notes to financial statements.

FINANCIAL STATEMENTS	33

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares International Treasury Bond ETF
	Year ended October 31, 2014	Year ended October 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$9,326,625	$8,339,902
Net realized gain (loss)	748,265	(19,489)
Net change in unrealized appreciation/depreciation	(18,379,229)	(5,956,342)

Net increase (decrease) in net assets resulting from operations	(8,304,339)	2,364,071

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(9,062,420)	(5,781,062)

Total distributions to shareholders	(9,062,420)	(5,781,062)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	410,880,003	211,894,148
Cost of shares redeemed	(314,970,378)	(99,567,920)

Net increase in net assets from capital share transactions	95,909,625	112,326,228

INCREASE IN NET ASSETS	78,542,866	108,909,237

NET ASSETS
Beginning of year	458,160,151	349,250,914

End of year	$536,703,017	$458,160,151

Undistributed net investment income included in net assets at end of year	$—	$1,709,849

SHARES ISSUED AND REDEEMED
Shares sold	4,050,000	2,100,000
Shares redeemed	(3,100,000)	(1,000,000)

Net increase in shares outstanding	950,000	1,100,000

See notes to financial statements.

34	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares J.P. Morgan USD Emerging Markets Bond ETF
	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Year ended Oct. 31, 2012	Period from Mar. 1, 2011 to Oct. 31, 2011[a]	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010
Net asset value, beginning of period	$110.96	$120.81	$109.56	$105.20	$101.51	$82.17

Income from investment operations:
Net investment income[b]	4.86	5.00	5.25	3.56	5.55	5.89
Net realized and unrealized gain (loss)[c]	3.17	(9.77)	11.23	4.35	3.63	19.17

Total from investment operations	8.03	(4.77)	16.48	7.91	9.18	25.06

Less distributions from:
Net investment income	(4.84)	(5.08)	(5.23)	(3.55)	(5.49)	(5.72)

Total distributions	(4.84)	(5.08)	(5.23)	(3.55)	(5.49)	(5.72)

Net asset value, end of period	$114.15	$110.96	$120.81	$109.56	$105.20	$101.51

Total return	7.45%	(4.01)%	15.50%	7.63%[d]	9.21%	31.34%

Ratios/Supplemental data:
Net assets, end of period (000s)	$5,147,968	$3,850,273	$6,185,433	$3,144,253	$2,240,859	$1,167,339
Ratio of expenses to average net assets[e]	0.59%	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of expenses to average net assets prior to waived fees[e]	0.60%	n/a	n/a	n/a	n/a	n/a
Ratio of net investment income to average net assets[e]	4.35%	4.30%	4.61%	4.92%	5.21%	5.97%
Portfolio turnover rate[f]	52%	32%	30%	14%	24%	43%

[a]	The Fund’s fiscal year-end was changed from February 28 to October 31.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	35

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares 1-3 Year International Treasury Bond ETF
	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Year ended Oct. 31, 2012	Period from Mar. 1, 2011 to Oct. 31, 2011[a]	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010
Net asset value, beginning of period	$95.66	$97.55	$104.25	$106.02	$102.17	$92.38

Income from investment operations:
Net investment income[b]	0.55	0.98	2.28	1.75	1.24	0.99
Net realized and unrealized gain (loss)[c]	(7.77)	(2.23)	(6.05)	(1.23)	3.65	10.09

Total from investment operations	(7.22)	(1.25)	(3.77)	0.52	4.89	11.08

Less distributions from:
Net investment income	(0.32)	(0.33)	(2.93)	(2.29)	(1.04)	(1.29)
Return of capital	—	(0.31)	—	—	—	—

Total distributions	(0.32)	(0.64)	(2.93)	(2.29)	(1.04)	(1.29)

Net asset value, end of period	$88.12	$95.66	$97.55	$104.25	$106.02	$102.17

Total return	(7.57)%	(1.29)%	(3.62)%	0.48%[d]	4.82%	11.84%

Ratios/Supplemental data:
Net assets, end of period (000s)	$167,421	$167,413	$185,345	$166,794	$127,225	$122,608
Ratio of expenses to average net assets[e]	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets[e]	0.58%	1.04%	2.36%	2.44%	1.22%	0.94%
Portfolio turnover rate[f]	51%	74%	100%	57%	136%	115%

[a]	The Fund’s fiscal year-end was changed from February 28 to October 31.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

36	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares International Treasury Bond ETF
	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Year ended Oct. 31, 2012	Period from Mar. 1, 2011 to Oct. 31, 2011[a]	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010
Net asset value, beginning of period	$101.81	$102.72	$104.49	$103.38	$101.75	$91.34

Income from investment operations:
Net investment income[b]	1.69	2.01	2.91	2.08	2.37	2.18
Net realized and unrealized gain (loss)[c]	(3.32)	(1.43)	(1.63)	1.22	1.59	10.42

Total from investment operations	(1.63)	0.58	1.28	3.30	3.96	12.60

Less distributions from:
Net investment income	(1.70)	(1.49)	(3.05)	(2.19)	(2.33)	(2.19)

Total distributions	(1.70)	(1.49)	(3.05)	(2.19)	(2.33)	(2.19)

Net asset value, end of period	$98.48	$101.81	$102.72	$104.49	$103.38	$101.75

Total return	(1.65)%	0.58%	1.35%	3.19%[d]	3.98%	13.85%

Ratios/Supplemental data:
Net assets, end of period (000s)	$536,703	$458,160	$349,251	$282,130	$186,079	$122,101
Ratio of expenses to average net assets[e]	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets[e]	1.65%	2.01%	2.93%	2.94%	2.35%	2.10%
Portfolio turnover rate[f]	28%	13%	48%	27%	72%	108%

[a]	The Fund’s fiscal year-end was changed from February 28 to October 31.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
J.P. Morgan USD Emerging Markets Bond	Non-diversified
1-3 Year International Treasury Bond	Non-diversified
International Treasury Bond	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946).

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Fixed income investments are valued at the last available bid price received from independent pricing services. In determining the value of a fixed income investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

38	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of October 31, 2014. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
J.P. Morgan USD Emerging Markets Bond
Assets:
Corporate Bonds & Notes	$—	$965,863,079	$—	$965,863,079
Foreign Government Obligations	—	4,084,473,995	—	4,084,473,995
Money Market Funds	20,259,161	—	—	20,259,161

	$20,259,161	$5,050,337,074	$—	$5,070,596,235

1-3 Year International Treasury Bond
Assets:
Foreign Government Obligations	$—	$165,345,021	$—	$165,345,021
Money Market Funds	24,187	—	—	24,187

	$24,187	$165,345,021	$—	$165,369,208

International Treasury Bond
Assets:
Foreign Government Obligations	$—	$526,651,217	$—	$526,651,217
Money Market Funds	566,255	—	—	566,255

	$566,255	$526,651,217	$—	$527,217,472

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax

40	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2014, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

BFA has entered into a sub-advisory agreement with BlackRock International Limited, (the “Sub-Advisor”), an affiliate of BFA, under which BFA pays the Sub-Advisor for services it provides to the iShares 1-3 Year International Treasury Bond ETF and iShares International Treasury Bond ETF.

For its investment advisory services to the iShares J.P. Morgan USD Emerging Markets Bond ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.6000%		First $19 billion
0.5700	[a]	Over $19 billion, up to and including $33 billion
0.5415	[a]	Over $33 billion, up to and including $58 billion
0.5145	[a]	Over $58 billion

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

For the year ended October 31, 2014, BFA has voluntarily waived a portion of its investment advisory fees for the iShares J.P. Morgan USD Emerging Markets Bond ETF in the amount of $606,818.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to each of the iShares 1-3 Year International Treasury Bond ETF and iShares International Treasury Bond ETF, BFA is entitled to an annual investment advisory fee of 0.35% based on the average daily net assets of each Fund.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended October 31, 2014, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BlackRock Institutional Trust Company, N.A. and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2014 were as follows:

iShares ETF	Purchases	Sales
J.P. Morgan USD Emerging Markets Bond	$2,480,201,579	$2,147,132,221
1-3 Year International Treasury Bond	104,557,030	88,173,882
International Treasury Bond	256,284,352	151,595,203

In-kind transactions (see Note 4) for the year ended October 31, 2014 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
J.P. Morgan USD Emerging Markets Bond	$4,687,043,485	$3,807,214,446
1-3 Year International Treasury Bond	24,068,787	22,692,169
International Treasury Bond	189,904,938	191,802,703

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee

42	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	MARKET AND CREDIT RISK

In the normal course of business, each Fund’s investment activities exposes it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in fixed income instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia and Canada (collectively, “Sanctioning Bodies”), have imposed sectorial economic sanctions on certain Russian individuals and Russian corporate entities which include prohibitions on transacting in or dealing in new debt of longer than 30 or 90 days

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements (Continued)

iSHARES® TRUST

maturity or new equity of such issuers. Securities held by the iShares J.P. Morgan USD Emerging Markets Bond ETF issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of a Fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a Fund.

Each Fund invests a substantial amount of its assets in fixed-income securities. Changes in market interest rates or economic conditions, including the decision in December 2013 by the Federal Reserve Bank to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Given the environment of historically low interest rates, each Fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

The iShares J.P. Morgan USD Emerging Markets Bond ETF invests a substantial portion of its assets in high yield securities that are rated below investment-grade (including those bonds rated lower than “BBB-“by Standard & Poor’s Ratings Services and Fitch or “Baa3” by Moody’s), or are unrated which may be more volatile than higher-rated securities of similar maturity. High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities. In particular, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

44	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of October 31, 2014, attributable to distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
J.P. Morgan USD Emerging Markets Bond	$(1,731,602)	$—	$1,731,602
1-3 Year International Treasury Bond	(551,346)	$(70,858)	622,204
International Treasury Bond	18,652	(1,974,054)	1,955,402

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 was as follows:

iShares ETF	2014	2013
J.P. Morgan USD Emerging Markets Bond
Ordinary income	$180,077,963	$237,762,498

1-3 Year International Treasury Bond
Ordinary income	$596,521	$685,397
Return of capital	—	625,551

	$596,521	$1,310,948

International Treasury Bond
Ordinary income	$9,062,420	$5,781,062

As of October 31, 2014, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses)[a]	Total
J.P. Morgan USD Emerging Markets ETF	$23,574,731	$(54,943,916)	$(20,240,270)	$(51,609,455)
1-3 Year International Treasury ETF	368,363	(8,392,603)	(10,614,424)	(18,638,664)
International Treasury ETF	—	(10,786,088)	(9,336,278)	(20,122,366)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and interest accruals on defaulted bonds.

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of October 31, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring[a]	Expiring 2017	Expiring 2018	Total
J.P. Morgan USD Emerging Markets Bond	$54,847,886	$—	$96,030	$54,943,916
1-3 Year International Treasury Bond	8,273,693	1,262	117,648	8,392,603
International Treasury Bond	10,664,191	66,505	55,392	10,786,088

[a]	Must be utilized prior to losses subject to expiration.

For the year ended October 31, 2014, the Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
1-3 Year International Treasury Bond	$336,053
International Treasury Bond	2,594,153

As of October 31, 2014, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
J.P. Morgan USD Emerging Markets Bond	$5,084,349,138	$82,082,882	$(95,835,785)	$(13,752,903)
1-3 Year International Treasury Bond	175,830,809	53,305	(10,514,906)	(10,461,601)
International Treasury Bond	535,953,155	14,960,686	(23,696,369)	(8,735,683)

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2014, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

46	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares J.P. Morgan USD Emerging Markets Bond ETF, iShares 1-3 Year International Treasury Bond ETF and iShares International Treasury Bond ETF (the “Funds”) at October 31, 2014, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 19, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	47

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended October 31, 2014, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
J.P. Morgan USD Emerging Markets Bond	$207,921,557	$—
1-3 Year International Treasury Bond	1,657,915	—
International Treasury Bond	11,303,736	—

48	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares J.P. Morgan USD Emerging Markets Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine the Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine the Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund were at the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group.

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Board Review and Approval of Investment Advisory

Contract (Continued)

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In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its respective performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential

50	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rate reflects appropriate sharing of potential economies of scale with the Fund’s shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares 1-3 Year International Treasury Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Fund. The Advisory Contract and the Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements”. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Agreements, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Agreements for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s

52	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine the Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine the Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund were lower than the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group. The Board also noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its respective performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided by BFA and BIL or their Affiliates — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA (and any services provided by BIL on BFA’s behalf or at BFA’s direction) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA and BIL during prior years. In reviewing the scope of these services, the Board considered the investment philosophy and experience of BFA and BIL, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered the compliance program of BFA and BIL and their compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board,

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s and BIL’s portfolio compliance policies and procedures, and BFA’s oversight of the services provided by BIL. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA and BIL to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are

54	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA and BIL generally do not use soft dollars or consider the value of research or other services that may be provided to BFA and BIL (including their affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Agreements for the coming year.

III. iShares International Treasury Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Fund. The Advisory Contract and the Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements”. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Agreements, and the Board, including

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Board Review and Approval of Investment Advisory

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iSHARES® TRUST

the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Agreements for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine the Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine the Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund were lower than the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group. The Board also noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its respective performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in

56	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided by BFA and BIL or their Affiliates — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA (and any services provided by BIL on BFA’s behalf or at BFA’s direction) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA and BIL during prior years. In reviewing the scope of these services, the Board considered the investment philosophy and experience of BFA and BIL, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered the compliance program of BFA and BIL and their compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s and BIL’s portfolio compliance policies and procedures, and BFA’s oversight of the services provided by BIL. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA and BIL to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	57

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA and BIL generally do not use soft dollars or consider the value of research or other services that may be provided to BFA and BIL (including their affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

58	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Agreements for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	59

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
J.P. Morgan USD Emerging Markets Bond	$4.843762	$—	$—	$4.843762	100%	—%	—%	100%
International Treasury Bond	1.698318	—	—	1.698318	100	—	—	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

60	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares J.P. Morgan USD Emerging Markets Bond ETF

Period Covered: January 1, 2009 through September 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	3	0.21%
Greater than 4.5% and Less than 5.0%	2	0.14
Greater than 4.0% and Less than 4.5%	2	0.14
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	3	0.21
Greater than 2.5% and Less than 3.0%	15	1.04
Greater than 2.0% and Less than 2.5%	27	1.87
Greater than 1.5% and Less than 2.0%	69	4.77
Greater than 1.0% and Less than 1.5%	114	7.88
Greater than 0.5% and Less than 1.0%	596	41.21
Between 0.5% and –0.5%	591	40.87
Less than –0.5% and Greater than –1.0%	9	0.62
Less than –1.0% and Greater than –1.5%	7	0.48
Less than –1.5% and Greater than –2.0%	3	0.21
Less than –2.0% and Greater than –2.5%	2	0.14
Less than –2.5% and Greater than –3.0%	2	0.14

	1,446	100.00%

iShares 1-3 Year International Treasury Bond ETF

Period Covered: April 1, 2009 through September 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	13	0.94%
Greater than 1.5% and Less than 2.0%	55	3.97
Greater than 1.0% and Less than 1.5%	106	7.65
Greater than 0.5% and Less than 1.0%	118	8.52
Between 0.5% and –0.5%	1,033	74.59
Less than –0.5% and Greater than –1.0%	52	3.75
Less than –1.0% and Greater than –1.5%	7	0.51
Less than –1.5% and Greater than –2.0%	1	0.07

	1,385	100.00%

SUPPLEMENTAL INFORMATION	61

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares International Treasury Bond ETF

Period Covered: April 1, 2009 through September 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	1	0.07%
Greater than 2.5% and Less than 3.0%	2	0.14
Greater than 2.0% and Less than 2.5%	10	0.72
Greater than 1.5% and Less than 2.0%	17	1.23
Greater than 1.0% and Less than 1.5%	107	7.73
Greater than 0.5% and Less than 1.0%	193	13.94
Between 0.5% and –0.5%	1,014	73.22
Less than –0.5% and Greater than –1.0%	33	2.38
Less than –1.0% and Greater than –1.5%	6	0.43
Less than –1.5% and Greater than –2.0%	1	0.07
Less than –2.0%	1	0.07

	1,385	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares J.P. Morgan USD Emerging Markets Bond ETF (the “Fund”) for marketing to EU investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; and (b) staff who are senior management or who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

62	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Compensation decisions for employees are made based on full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

The figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares J.P. Morgan USD Emerging Markets Bond ETF in respect of BFA’s financial year ending December 31, 2013 was USD 1,012,461. This figure is comprised of fixed remuneration of USD 398,095 and variable remuneration of USD 614,366. There were a total of 436 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA to its senior management and members of its staff whose actions have a material impact on the risk profile of the iShares J.P. Morgan USD Emerging Markets Bond ETF which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2013 was USD 162,660.

SUPPLEMENTAL INFORMATION	63

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 294 funds (as of October 31, 2014) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (57)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (43)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Director of iShares MSCI Russia Capped ETF, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

64	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (59)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (65)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (71)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (59)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	65

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (53)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (75)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (50)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

66	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Manish Mehta (43)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI

(2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Edward B. Baer (46)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock, Inc. (since 2006); Director of Legal & Compliance, BlackRock, Inc. (2004-2006).

Eilleen M. Clavere (62)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock, Inc. (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Scott Radell (45)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (51)	Vice President (since 2007).	Managing Director, BlackRock, Inc. (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

TRUSTEE AND OFFICER INFORMATION	67

Notes:

68	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	69

Notes:

70	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by J.P. Morgan or S&P Dow Jones Indices LLC, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2014 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-103-1014

OCTOBER 31, 2014

2014 ANNUAL REPORT

iShares Trust

➢	iShares Floating Rate Bond ETF | FLOT | NYSE Arca
➢	iShares 0-5 Year High Yield Corporate Bond ETF | SHYG | NYSE Arca
➢	iShares 0-5 Year Investment Grade Corporate Bond ETF | SLQD | NYSE Arca
➢	iShares Aaa - A Rated Corporate Bond ETF | QLTA | NYSE Arca
➢	iShares Baa - Ba Rated Corporate Bond ETF | QLTB | BATS
➢	iShares B - Ca Rated Corporate Bond ETF | QLTC | BATS
➢	iShares Financials Bond ETF | MONY | NYSE Arca
➢	iShares Industrials Bond ETF | ENGN | NYSE Arca
➢	iShares Utilities Bond ETF | AMPS | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. BOND MARKET OVERVIEW

Domestic bond markets delivered modestly positive performance for the 12-month period ended October 31, 2014 (the “reporting period”), as uneven global economic conditions and actions by the U.S. Federal Reserve Bank (the “Fed”) largely drove bond market performance.

The reporting period began in an uncertain environment for fixed-income instruments, spurred by concerns of a change in Fed policy. Since the financial crisis of 2008, the Fed’s bond-buying program (known as quantitative easing or “QE”) had created an environment of low yields on longer-term Treasury bonds and other “safe haven” securities and generated gains for fixed-income investors. Generally improving economic data and unclear Fed announcements regarding tapering QE drove up uncertainty about when — and by how much — the Fed would begin to scale back its bond purchases.

In December 2013, the Fed removed these uncertainties. Citing improving jobless data, the Fed announced that it would begin cutting its bond-buying program by $10 billion per month in January 2014. The tapering program continued through October 2014, when the Fed made a final $15 billion bond purchase. The Fed assured markets that its benchmark interest rate would remain near zero for a considerable time after the taper concluded, keeping short-term interest rates low. In October 2014, though, the Fed signaled that the short-term interest rate hike might occur sooner than had been expected should inflation and employment data improve further.

During the reporting period, economic conditions generally improved. The unemployment rate declined steadily, reaching a six-year low of 5.8% by October 2014. Gross domestic product (“GDP”) levels declined in the first quarter of 2014, but grew by 4.6% and 3.5% for the second and third quarters of 2014, respectively. Inflation rates hovered near the Fed’s target 2.0% rate, edging up to 2.1% in May and June 2014 before dipping to 1.7% in August and September 2014.

Because bond markets had priced in the Fed’s tapering of QE before it was announced, the taper’s effect on bond yields was muted. During the course of the reporting period, weak first-quarter 2014 economic data in the U.S., geopolitical concerns in emerging markets, and declining fixed-income yields in the eurozone drove up demand for U.S. bonds, benefiting bond prices. As measured by the 10-year U.S. Treasury bond yield, longer-term yields climbed early in the reporting period, before drifting downward throughout the remainder of the reporting period to finish lower than they began (bond yields and bond prices move in opposite directions).

For the reporting period, bond performance was positive. In general, shorter-term bonds lagged longer-term bonds, as market participants anticipated a rise in short-term rates. Long-term Treasury bonds generated particularly strong results. Late in the reporting period, fears related to potential spread of the Ebola virus, weak economic conditions in Europe, and tension in emerging markets drove up demand for more secure U.S. bonds, particularly Treasury bonds. Treasury inflation-protected securities (TIPS) achieved relatively weak overall returns, as inflation levels remained low.

Investment grade corporate bonds outperformed high yield during the reporting period. Although high-yield bonds performed in line with the broader bond market, high yield began to underperform late in the reporting period as their spreads (the difference in yield compared with Treasury bonds) widened and investors shifted away from riskier investments.

Mortgage-backed securities delivered modestly positive results for the reporting period. Asset-backed bond prices were softened by the Fed’s reduced purchases of Treasury and agency mortgage-backed bonds. However, the rising demand that benefited Treasury bonds near the end of the reporting period also pushed down 30-year mortgage rates to their lowest levels since June 2013, because the rate is tied to the 10-year U.S. Treasury bond.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® FLOATING RATE BOND ETF

Performance as of October 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	0.61%	0.49%	0.86%	0.61%	0.49%	0.86%
Since Inception	1.08%	1.08%	1.25%	3.72%	3.69%	4.28%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/14/11. The first day of secondary market trading was 6/17/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,002.40	$1.01	$1,000.00	$1,024.20	$1.02	0.20%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

6	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FLOATING RATE BOND ETF

The iShares Floating Rate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade floating rate bonds with remaining maturities between one month and five years, as represented by the Barclays US Floating Rate Note < 5 Years Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2014, the total return for the Fund was 0.61%, net of fees, while the total return for the Index was 0.86%.

Floating rate notes, as measured by the Index, delivered only slightly positive returns for the reporting period. Several factors, including an uneven economic recovery in the U.S., weak economic conditions and lower interest rates in the eurozone, and geopolitical tension among emerging markets, continued to create an uncertain atmosphere and impact bond market performance during the period.

Early in the reporting period, the Fed began to taper its purchase of bonds, which had kept long-term rates low for the past several years. As the reporting period progressed, economic conditions in the U.S. generally improved, increasing the expectation that the Fed would raise its benchmark short-term interest rate, which would cause short-term interest rates to also rise. Because floating rate notes have a variable coupon, their coupon rates adjust as short-term interest rates change, making them attractive in an environment of rising interest rates. However, later in the reporting period, the Fed reassured markets by continuing to state that its near zero interest rate policy would remain in place “for a considerable time.” As a result, yield remained low, limiting bond performance. During the course of the reporting period, investors’ fluctuating appetite for risk affected performance for floating rate notes, which are subject to credit rate risk.

PORTFOLIO ALLOCATION As of 10/31/14

Investment Type	Percentage of Total Investments[1]

Corporate Bonds & Notes	90.23%
Foreign Government Obligations	9.77

TOTAL	100.00%

BOND CREDIT QUALITY As of 10/31/14

Moody’s Credit Rating[2]	Percentage of Total Investments[1]

Aaa	12.17%
Aa	31.53
A	37.00
Baa	19.30

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

Performance as of October 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.99%	3.06%	2.98%	2.99%	3.06%	2.98%
Since Inception	3.52%	3.69%	3.66%	3.69%	3.87%	3.82%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/15/13. The first day of secondary market trading was 10/17/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,001.40	$1.61	$1,000.00	$1,023.60	$1.63	0.32%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

8	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

The iShares 0-5 Year High Yield Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds with remaining maturities of less than five years, as represented by the Markit iBoxx® USD Liquid High Yield 0-5 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2014, the total return for the Fund was 2.99%, net of fees, while the total return for the Index was 2.98%.

Shorter-term, high yield corporate bonds, as measured by the Index, delivered positive returns for the reporting period.

During the reporting period, improving GDP growth in the U.S., geopolitical concerns among emerging markets, and lower rates in the eurozone all contributed to positive U.S. bond performance.

Countering those benefits was the possibility of rising rates in the United States. Early in the reporting period, the Fed began to taper its purchase of bonds, which had kept long-term rates low for the past several years. As the reporting period progressed, economic conditions in the U.S. improved, increasing the expectation that the Fed would also raise its benchmark short-term interest rate, which has remained near zero since 2009. As market participants speculated about the likelihood and timing of an increase in short-term rates, shorter-term bonds, as represented by the Index, experienced increased volatility levels. High-yield bonds experienced additional levels of volatility as yield spreads (the difference in yield compared with Treasury bonds) widened. Despite the uneven conditions, Index results remained positive overall for the reporting period.

PORTFOLIO ALLOCATION

As of 10/31/14

Sector	Percentage of Total Investments[1]

Financial	19.06%
Communications	16.74
Consumer Non-Cyclical	16.23
Consumer Cyclical	13.47
Industrial	9.61
Energy	9.42
Basic Materials	8.13
Utilities	3.55
Technology	3.53
Diversified	0.26

TOTAL	100.00%

BOND CREDIT QUALITY

As of 10/31/14

Moody’s Credit Rating[2]	Percentage of Total Investments[1]

Baa	0.77%
Ba	44.08
B	40.76
Caa	13.90
Ca	0.18
Not Rated	0.31

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

Performance as of October 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.51%	1.65%	1.72%	1.51%	1.65%	1.72%
Since Inception	1.85%	2.06%	2.13%	1.93%	2.16%	2.22%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/15/13. The first day of secondary market trading was 10/17/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,005.60	$0.76	$1,000.00	$1,024.40	$0.77	0.15%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

10	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

The iShares 0-5 Year Investment Grade Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds with remaining maturities of less than five years, as represented by the Markit iBoxx® USD Liquid Investment Grade 0-5 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2014, the total return for the Fund was 1.51%, net of fees, while the total return for the Index was 1.72%.

Shorter-term, investment grade corporate bonds, as measured by the Index, delivered positive returns for the reporting period.

During the reporting period, improving GDP growth in the U.S., geopolitical concerns among emerging markets, and lower rates in the eurozone all contributed to positive U.S. bond performance.

Countering those benefits was the possibility of rising rates in the United States. Early in the reporting period, the Fed began to taper its purchase of bonds, which had kept long-term rates low for the past several years. As the reporting period progressed, economic conditions in the U.S. improved, increasing the expectation that the Fed would also raise its benchmark short-term interest rate, which has remained near zero since 2009. As market participants speculated about the likelihood and timing of an increase in short-term rates, volatility levels increased and the returns were partially trimmed for shorter-term bonds. However, the Index finished the reporting period with positive results overall.

PORTFOLIO ALLOCATION

As of 10/31/14

Sector	Percentage of Total Investments[1]

Financial	46.67%
Consumer Non-Cyclical	14.65
Communications	10.22
Energy	8.42
Industrial	5.20
Technology	5.18
Basic Materials	4.17
Consumer Cyclical	3.71
Utilities	1.78

TOTAL	100.00%

BOND CREDIT QUALITY

As of 10/31/14

Moody’s Credit Rating[2]	Percentage of Total Investments[1]

Aaa	1.02%
Aa	14.73
A	42.62
Baa	40.58
Ba	0.32
Not Rated	0.73

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® Aaa - A RATED CORPORATE BOND ETF

Performance as of October 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	4.99%	5.15%	5.22%	4.99%	5.15%	5.22%
Since Inception	3.26%	3.34%	3.61%	9.10%	9.31%	10.09%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/14/12. The first day of secondary market trading was 2/16/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,021.60	$0.76	$1,000.00	$1,024.40	$0.77	0.15%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

12	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

The iShares Aaa - A Rated Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of Aaa to A, or equivalently rated, fixed rate U.S. dollar-denominated bonds issued by U.S. and non-U.S. corporations, as represented by the Barclays U.S. Corporate Aaa - A Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2014, the total return for the Fund was 4.99%, net of fees, while the total return for the Index was 5.22%.

Corporate bonds rated Aaa to A, as measured by the Index, delivered positive returns for the reporting period, performing in line with broader bond market returns.

The reporting period began in an environment of uncertainty. Market participants speculated about when the Fed would begin to scale back its bond-buying program, which had kept interest rates low, boosting demand for higher-yielding choices such as corporate bonds. The Fed’s announcement early in the reporting period that it would begin to taper its purchase of bonds caused a brief disruption in the bond market. However, because the tapering had already been largely factored into bond prices ahead of the announcement, bond markets quickly recovered.

Other factors boosting corporate bond returns included weak economic data reflecting a decline in first quarter 2014 GDP growth. During the course of the reporting period, geopolitical turmoil among emerging markets also led many investors to the relatively safer environment of U.S. bonds. In addition, weak economic conditions in Europe and subsequent declining yields in the eurozone drove up demand for the higher rates offered by U.S. corporate bonds, benefiting Index performance. Bonds represented by the Index outperformed high-yield issues, which were hurt by widening yield credit spreads (the difference in yield compared with Treasury bonds) late in the reporting period.

PORTFOLIO ALLOCATION As of 10/31/14

Sector	Percentage of Total Investments*

Financial	42.81%
Consumer Non-Cyclical	15.61
Energy	8.14
Communications	8.09
Consumer Cyclical	6.37
Technology	6.15
Industrial	6.15
Utilities	3.64
Basic Materials	3.04

TOTAL	100.00%

PORTFOLIO ALLOCATION As of 10/31/14

Maturity	Percentage of Total Investments*

0-1 Year	0.01%
1-5 Years	48.53
5-10 Years	27.35
10-15 Years	0.65
15-20 Years	2.06
More than 20 Years	21.40

TOTAL	100.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

Performance as of October 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	6.97%	8.58%	7.44%	6.97%	8.58%	7.44%
Since Inception	5.74%	5.78%	6.16%	15.14%	15.24%	16.22%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/24/12. The first day of secondary market trading was 4/26/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,021.90	$1.53	$1,000.00	$1,023.70	$1.53	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

14	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

The iShares Baa - Ba Rated Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of Baa1 to Ba3 or equivalently rated, fixed rate U.S. dollar-denominated bonds issued by U.S. and non-U.S. corporations, as represented by the Barclays U.S. Corporate Baa - Ba Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2014, the total return for the Fund was 6.97%, net of fees, while the total return for the Index was 7.44%.

Corporate bonds rated Baa to Ba, as measured by the Index, delivered positive returns for the reporting period, outperforming the broader bond market.

The reporting period began in an environment of uncertainty. Market participants speculated about when the Fed would begin to scale back its bond-buying program, which had kept interest rates low, boosting demand for higher-yielding choices such as corporate bonds. The Fed’s announcement early in the reporting period that it would begin to taper its purchase of bonds caused a brief disruption in the bond market. However, because the tapering had already been largely factored into bond prices ahead of the announcement, bond markets quickly recovered.

Other factors boosting corporate bond returns included weak economic data reflecting a decline in first quarter 2014 GDP growth. During the course of the reporting period, geopolitical turmoil among emerging markets also led many investors to the relatively safer environment of U.S. bonds. In addition, weak economic conditions in Europe and subsequent declining yields in the eurozone drove up demand for the higher rates offered by U.S. corporate bonds, benefiting Index performance. Bonds represented by the Index outperformed high-yield issues, which were hurt by widening yield credit spreads (the difference in yield compared with Treasury bonds) late in the reporting period.

PORTFOLIO ALLOCATION As of 10/31/14

Sector	Percentage of Total Investments*

Communications	20.99%
Financial	20.27
Energy	16.70
Consumer Non-Cyclical	14.98
Basic Materials	8.19
Industrial	6.97
Consumer Cyclical	4.63
Utilities	4.28
Technology	2.99

TOTAL	100.00%

PORTFOLIO ALLOCATION As of 10/31/14

Maturity	Percentage of Total Investments*

0-1 Year	0.79%
1-5 Years	28.15
5-10 Years	43.67
10-15 Years	1.08
15-20 Years	5.58
More than 20 Years	20.73

TOTAL	100.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® B - Ca RATED CORPORATE BOND ETF

Performance as of October 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	4.51%	6.23%	4.97%	4.51%	6.23%	4.97%
Since Inception	7.88%	8.41%	8.70%	21.09%	22.61%	23.37%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/24/12. The first day of secondary market trading was 4/26/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,000.30	$2.77	$1,000.00	$1,022.40	$2.80	0.55%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

16	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® B - Ca RATED CORPORATE BOND ETF

The iShares B - Ca Rated Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of B1 to Ca, or equivalently rated, fixed rate U.S. dollar-denominated bonds issued by U.S. and non-U.S. corporations, as represented by the Barclays U.S. Corporate B - Ca Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2014, the total return for the Fund was 4.51%, net of fees, while the total return for the Index was 4.97%.

Corporate bonds rated B to Ca, as measured by the Index, delivered positive returns for the reporting period, performing in line with broader bond market returns.

The reporting period began in an environment of uncertainty. Market participants speculated about when the Fed would begin to scale back its bond-buying program, which had kept interest rates low, boosting demand for higher-yielding choices such as corporate bonds. The Fed’s announcement early in the reporting period that it would begin to taper its purchase of bonds caused a brief disruption in the bond market. However, because the tapering had already been largely factored into bond prices ahead of the announcement, bond markets quickly recovered.

Other factors boosting corporate bond returns included weak economic data reflecting a decline in first quarter 2014 GDP growth. During the course of the reporting period, geopolitical turmoil among emerging markets also led many investors to the relatively safer environment of U.S. bonds. In addition, weak economic conditions in Europe and subsequent declining yields in the eurozone drove up demand for the higher rates offered by U.S. corporate bonds, benefiting Index performance. Late in the reporting period, performance was trimmed modestly as yield credit spreads (the difference in yield compared with Treasury bonds) on high-yield bonds widened.

PORTFOLIO ALLOCATION

As of 10/31/14

Sector	Percentage of Total Investments*

Communications	24.65%
Consumer Non-Cyclical	20.93
Energy	15.45
Consumer Cyclical	14.10
Industrial	6.43
Technology	5.94
Basic Materials	4.25
Utilities	4.18
Financial	3.69
Diversified	0.38

TOTAL	100.00%

PORTFOLIO ALLOCATION

As of 10/31/14

Maturity	Percentage of Total Investments*

1-5 Years	26.69%
5-10 Years	70.71
10-15 Years	1.85
More than 20 Years	0.75

TOTAL	100.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® FINANCIALS BOND ETF

Performance as of October 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	4.82%	6.52%	5.21%	4.82%	6.52%	5.21%
Since Inception	5.07%	5.62%	5.80%	14.36%	15.98%	16.50%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/14/12. The first day of secondary market trading was 2/16/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,019.50	$1.53	$1,000.00	$1,023.70	$1.53	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

18	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FINANCIALS BOND ETF

The iShares Financials Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated investment-grade bonds issued by U.S. and non-U.S. corporations in the financials sector, as represented by the Barclays U.S. Financial Institutions Capped Bond Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2014, the total return for the Fund was 4.82%, net of fees, while the total return for the Index was 5.21%.

Corporate financials sector bonds, as measured by the Index, delivered positive results that were in line with that of the broader bond market for the reporting period.

Several factors, including an uneven economic recovery in the U.S., weak economic conditions and subsequent lower interest rates in the eurozone, and geopolitical tension among emerging markets, benefited bond market performance during the reporting period.

Countering those benefits was the possibility of rising interest rates in the United States. Early in the reporting period, the Fed began to taper its purchase of bonds, which had kept long-term rates low for the past several years. As the reporting period progressed, economic conditions in the U.S. generally improved, increasing the expectation that the Fed would raise its benchmark short-term interest rate, which would cause short-term rates to also rise.

Corporate bonds in general had benefited from the low-interest-rate environment of the last several years, as investors sought out higher-yielding instruments, including corporate bonds. The prospect of rising interest rates removed those supportive conditions. For financials sector bonds in particular, the prospect of higher interest rates also meant challenges that included higher potential borrowing costs, which would crimp margins, and rising mortgage rates, which would reduce mortgage demand. As market participants speculated about the timing and extent of higher interest rates, the environment for financial sector bonds became volatile. Despite this volatility, performance remained positive for the reporting period.

PORTFOLIO ALLOCATION

As of 10/31/14

Maturity	Percentage of Total Investments[1]

0-1 Year	0.49%
1-5 Years	48.20
5-10 Years	34.76
10-15 Years	0.49
15-20 Years	2.29
More than 20 Years	13.77

TOTAL	100.00%

BOND CREDIT QUALITY As of 10/31/14

Moody’s Credit Rating[2]	Percentage of Total Investments[1]

Aa	14.02%
A	37.65
Baa	46.71
Ba	1.08
Not Rated	0.54

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® INDUSTRIALS BOND ETF

Performance as of October 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	6.19%	6.89%	6.56%	6.19%	6.89%	6.56%
Since Inception	3.03%	2.78%	3.54%	8.44%	7.73%	9.90%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/14/12. The first day of secondary market trading was 2/16/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,019.90	$1.53	$1,000.00	$1,023.70	$1.53	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

20	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® INDUSTRIALS BOND ETF

The iShares Industrials Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated investment-grade bonds issued by U.S. and non-U.S. corporations in the industrials sector, as represented by the Barclays U.S. Industrial Bond Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2014, the total return for the Fund was 6.19%, net of fees, while the total return for the Index was 6.56%.

Corporate industrials sector bonds, as measured by the Index, delivered solid returns for the reporting period, outpacing broader bond market performance.

During the reporting period, uneven GDP growth in the U.S., geopolitical concerns among emerging markets, and lower interest rates in the eurozone all contributed to positive U.S. bond performance. Countering those benefits was the possibility of rising interest rates in the United States. Early in the reporting period, the Fed began to taper its purchase of bonds, which had kept long-term rates low for the past several years. Although the tapering triggered a temporary disruption in bond markets, bonds quickly resumed their positive course.

For bonds issued by companies in the industrials sector, economic improvement during the course of the reporting period resulted in renewed industrial production. As a result, the sector generally outperformed as it benefited from increased industrial activity and a benign environment for bonds.

PORTFOLIO ALLOCATION

As of 10/31/14

Maturity	Percentage of Total Investments[1]

1-5 Years	26.13%
5-10 Years	40.17
10-15 Years	1.20
15-20 Years	6.26
More than 20 Years	26.24

TOTAL	100.00%

BOND CREDIT QUALITY As of 10/31/14

Moody’s Credit Rating[2]	Percentage of Total Investments[1]

Aaa	1.41%
Aa	10.98
A	33.74
Baa	52.36
Ba	0.81
Not Rated	0.70

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® UTILITIES BOND ETF

Performance as of October 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	8.19%	10.38%	8.50%	8.19%	10.38%	8.50%
Since Inception	3.90%	4.28%	4.39%	10.93%	12.03%	12.34%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/14/12. The first day of secondary market trading was 2/16/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,035.70	$1.54	$1,000.00	$1,023.70	$1.53	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

22	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® UTILITIES BOND ETF

The iShares Utilities Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated investment-grade bonds issued by U.S. and non-U.S. corporations in the utilities sector, as represented by the Barclays U.S. Utility Bond Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2014, the total return for the Fund was 8.19%, net of fees, while the total return for the Index was 8.50%.

Corporate utilities sector bonds, as measured by the Index, delivered solid returns for the reporting period, outpacing broader bond market performance.

During the reporting period, uneven GDP growth in the U.S., geopolitical concerns among emerging markets, and lower interest rates in the eurozone all contributed to positive U.S. bond performance. Countering those benefits was the possibility of rising interest rates in the U.S. Early in the reporting period, the Fed began to taper its purchase of bonds, which had kept long-term rates low for the past several years. Although the tapering triggered a temporary disruption in bond markets, bonds quickly resumed their positive course.

Bonds issued by companies in the utilities sector performed well during the reporting period, in part because of their relatively longer maturities. The prices of the bonds increased as longer-term interest rates fell over the period. Utilities bonds also benefited from improvement in economic activity during the course of the reporting period. A decline in energy costs further aided companies in the sector. As a result, utilities sector bonds collectively achieved one of the highest sector returns for the reporting period.

PORTFOLIO ALLOCATION

As of 10/31/14

Maturity	Percentage of Total Investments[1]

1-5 Years	25.54%
5-10 Years	27.03
10-15 Years	1.99
15-20 Years	3.65
More than 20 Years	41.79

TOTAL	100.00%

BOND CREDIT QUALITY As of 10/31/14

Moody’s Credit Rating[2]	Percentage of Total Investments[1]

Aaa	0.71%
Aa	19.66
A	45.23
Baa	34.40

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2014 and held through October 31, 2014, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® FLOATING RATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES[a] — 89.82%

AEROSPACE & DEFENSE — 0.32%
Boeing Co. (The)
1.00%, 10/30/17	$2,390	$2,390,373
Rockwell Collins Inc.
0.58%, 12/15/16	4,000	4,004,232
United Technologies Corp.
0.73%, 06/01/15	6,600	6,618,110

		13,012,715
AGRICULTURE — 0.17%
Philip Morris International Inc.
0.28%, 02/26/15	7,000	7,000,329

		7,000,329
AUTO MANUFACTURERS — 3.83%
American Honda Finance Corp.
0.33%, 11/13/14[b]	4,000	4,000,168
0.36%, 09/02/16	4,000	4,000,336
0.40%, 07/14/17	6,500	6,489,548
0.46%, 11/03/14[b]	2,600	2,600,000
0.61%, 05/26/16[b]	19,000	19,078,736
0.73%, 10/07/16	4,000	4,027,624
Daimler Finance North America LLC
0.58%, 03/10/17[b]	5,000	5,004,650
0.58%, 08/01/17[b,c]	7,000	6,990,501
0.83%, 01/09/15[b]	11,600	11,609,999
0.92%, 08/01/16[b]	7,850	7,912,510
Nissan Motor Acceptance Corp.
0.78%, 03/03/17[b]	5,000	5,010,390
0.94%, 09/26/16[b]	5,200	5,233,218
Toyota Motor Credit Corp.
0.33%, 09/23/16	4,000	3,995,488
0.38%, 03/10/15	3,746	3,746,970
0.38%, 04/08/15	4,900	4,903,557
0.38%, 09/18/15	3,500	3,504,029
0.38%, 01/07/16	3,645	3,648,466
0.40%, 11/21/14	2,000	2,000,220
0.40%, 01/23/15	9,500	9,504,484
0.43%, 05/16/17	4,000	4,003,004
0.52%, 05/17/16	10,000	10,023,030
Volkswagen Group of America Finance LLC
0.40%, 11/23/15[b]	1,000	1,000,203
0.60%, 05/23/17[b]	15,800	15,815,895

Security	Principal (000s)	Value

Volkswagen International Finance NV
0.56%, 11/18/15[b]	$1,500	$1,503,417
0.67%, 11/18/16[c]	5,000	5,022,300
0.83%, 11/20/14[b]	7,000	7,001,694

		157,630,437
BANKS — 55.95%
Abbey National Treasury Services PLC/London
0.74%, 03/13/17	3,000	3,010,503
ABN AMRO Bank NV
1.03%, 10/28/16[b]	20,000	20,156,000
Achmea Bank NV
0.59%, 11/03/14[b]	8,000	8,000,000
American Express Bank FSB
0.45%, 06/12/17	8,400	8,376,203
American Express Centurion Bank
0.68%, 11/13/15	7,475	7,498,763
Australia & New Zealand Banking Group Ltd.
0.41%, 07/15/16[b]	3,000	2,997,927
0.44%, 05/07/15[b]	11,750	11,760,810
0.61%, 01/10/17[b]	5,000	5,015,250
1.38%, 03/16/15[b]	6,000	6,025,074
Australia & New Zealand Banking Group Ltd./New York NY
0.79%, 05/15/18	13,000	13,054,470
Banco Santander Chile
1.13%, 04/11/17[b]	10,000	9,952,140
1.83%, 01/19/16[b]	2,000	2,015,000
Bank Nederlandse Gemeenten NV
0.29%, 05/07/15[b]	10,000	10,001,600
0.40%, 07/18/16[b]	26,000	26,054,600
Bank of America Corp.
0.49%, 10/14/16	5,450	5,430,418
0.56%, 08/15/16	1,300	1,290,858
0.79%, 05/02/17	2,500	2,475,483
0.84%, 08/25/17	2,000	1,998,336
1.05%, 03/22/16	15,025	15,102,259
1.11%, 04/01/19	8,000	8,041,312
1.27%, 01/15/19[c]	12,000	12,147,984
1.30%, 03/22/18	21,800	22,113,288
Series C
0.69%, 01/15/15[c]	1,000	1,000,398

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

Bank of America N.A.
0.51%, 06/15/16	$10,400	$10,358,577
0.53%, 06/15/17	11,525	11,439,266
0.70%, 11/14/16	28,000	28,011,312
0.70%, 02/14/17	5,500	5,500,011
Bank of Montreal
0.49%, 09/24/15[c]	16,000	16,030,160
0.70%, 09/11/15	12,000	12,045,804
0.75%, 07/15/16	6,750	6,788,090
0.83%, 04/09/18	10,500	10,561,320
Bank of New York Mellon Corp. (The)
0.46%, 10/23/15	10,731	10,754,608
0.46%, 03/04/16	3,000	3,001,194
0.80%, 08/01/18	3,000	3,016,611
Series 1
0.67%, 03/06/18	2,000	2,004,702
Bank of Nova Scotia (The)
0.54%, 04/11/17	11,000	10,994,643
0.63%, 03/15/16	7,750	7,774,599
0.65%, 12/13/16[c]	9,000	9,035,883
0.67%, 09/11/15	4,700	4,715,049
0.75%, 07/15/16	10,750	10,807,040
1.27%, 01/12/15	2,500	2,504,830
Bank of Tokyo-Mitsubishi UFJ Ltd. (The)
0.54%, 09/08/17[b]	10,000	9,963,420
0.64%, 03/10/17[b]	11,000	11,000,077
0.68%, 02/26/16[b]	5,935	5,945,992
0.84%, 09/09/16[b]	5,000	5,020,240
Banque Federative du Credit Mutuel SA
1.08%, 10/28/16[b]	6,500	6,556,362
1.08%, 01/20/17[b,c]	12,000	12,094,764
Barclays Bank PLC
0.77%, 12/09/16	1,180	1,182,460
0.81%, 02/17/17	11,200	11,227,922
BB&T Corp.
0.90%, 02/01/19 (Call 01/02/19)	3,000	3,025,041
1.09%, 06/15/18 (Call 05/15/18)	3,500	3,551,289
BNP Paribas SA
0.71%, 03/17/17	12,650	12,661,840
0.82%, 12/12/16	6,500	6,523,179
2.98%, 12/22/14	19,300	19,367,511

Security	Principal (000s)	Value

BPCE SA
1.08%, 02/10/17	$6,000	$6,053,868
1.48%, 04/25/16[c]	30,250	30,667,087
Branch Banking & Trust Co.
0.55%, 09/13/16	13,000	12,972,310
Canadian Imperial Bank of Commerce/Canada
0.75%, 07/18/16	9,845	9,900,851
Citigroup Inc.
0.50%, 06/09/16	11,990	11,888,301
0.52%, 11/05/14	30,500	30,500,000
0.72%, 08/14/17	10,000	10,008,260
0.77%, 03/10/17	24,500	24,500,171
0.91%, 11/15/16	19,000	19,075,259
1.00%, 04/08/19	10,000	10,038,950
1.03%, 04/01/16	9,000	9,053,487
1.19%, 07/25/16	10,300	10,399,364
1.93%, 05/15/18[c]	14,250	14,814,628
Commonwealth Bank of Australia
0.43%, 06/03/16[b]	5,000	4,999,220
0.44%, 12/04/15[b,c]	14,500	14,504,944
0.50%, 09/08/17[b]	5,000	4,997,170
0.51%, 01/29/15[b,c]	10,500	10,508,274
0.73%, 09/20/16[b,c]	28,275	28,444,537
1.03%, 09/18/15[b]	14,150	14,249,899
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/NY
0.56%, 04/28/17	2,100	2,098,956
0.71%, 03/18/16	29,850	29,985,191
Credit Agricole SA/London
1.03%, 04/15/19[b]	19,650	19,762,968
1.39%, 04/15/16[b]	8,105	8,198,961
Credit Suisse/New York NY
0.53%, 03/11/16	10,000	9,994,600
0.72%, 05/26/17	14,870	14,903,918
DBS Group Holdings Ltd.
0.73%, 07/16/19[b]	5,000	4,997,675
Deutsche Bank AG/London
0.70%, 05/30/17	9,900	9,907,544
0.84%, 02/13/17	13,950	14,003,428
Dexia Credit Local SA/New York NY
0.53%, 11/13/15[b]	25,000	25,048,500
0.62%, 11/07/16[b]	4,000	4,016,772
0.63%, 01/11/17[b]	575	577,753

26	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

Fifth Third Bank/Cincinnati OH
0.64%, 02/26/16 (Call 01/26/16)	$6,000	$6,014,214
0.74%, 11/18/16 (Call 10/18/16)	1,000	1,004,686
Goldman Sachs Group Inc. (The)
0.68%, 03/22/16	33,365	33,330,634
0.73%, 01/12/15	7,500	7,501,485
0.86%, 06/04/17	1,250	1,252,394
1.23%, 11/21/14	13,700	13,705,576
1.25%, 10/23/19[c]	10,000	10,033,670
1.33%, 11/15/18	26,350	26,619,771
1.43%, 04/30/18	42,900	43,550,450
Series B
0.63%, 07/22/15	22,925	22,927,063
HSBC Bank PLC
0.87%, 05/15/18[b]	3,500	3,529,320
HSBC USA Inc.
1.12%, 09/24/18	10,000	10,153,420
ING Bank NV
0.93%, 10/01/19[b]	7,000	7,010,045
1.18%, 03/07/16[b]	11,750	11,846,021
1.87%, 09/25/15[b]	11,500	11,651,087
JPMorgan Chase & Co.
0.68%, 04/23/15	17,900	17,929,392
0.75%, 02/15/17	32,000	32,094,112
0.78%, 04/25/18	2,500	2,500,845
0.85%, 02/26/16	38,850	38,977,778
0.86%, 01/28/19[c]	18,000	18,022,752
0.89%, 10/15/15[c]	15,900	15,983,745
1.13%, 01/25/18[c]	45,112	45,692,907
1.28%, 03/20/15	5,600	5,618,878
JPMorgan Chase Bank N.A.
0.48%, 07/30/15	13,000	13,014,326
0.65%, 06/02/17 (Call 06/02/16)	1,100	1,100,278
KfW
0.16%, 10/30/15	5,000	4,999,270
0.20%, 01/23/15	16,800	16,800,823
0.21%, 07/09/15	5,000	5,000,695
0.30%, 03/13/15	23,500	23,508,507
Kookmin Bank
1.11%, 01/27/17[d]	1,000	1,007,200
1.48%, 10/11/16[b]	10,100	10,225,917
Korea Development Bank (The)
0.86%, 01/22/17	12,000	12,027,972

Security	Principal (000s)	Value

Landwirtschaftliche Rentenbank
0.43%, 03/15/16[b]	$6,000	$6,012,732
Macquarie Bank Ltd.
0.68%, 06/15/16[b]	6,955	6,953,873
0.86%, 10/27/17[b]	5,000	4,997,040
1.03%, 03/24/17[b]	2,500	2,514,163
Manufacturers & Traders Trust Co.
0.53%, 03/07/16	6,000	6,000,204
0.53%, 07/25/17	3,500	3,496,206
Mizuho Bank Ltd.
0.66%, 04/16/17[b]	5,000	5,008,475
0.68%, 09/25/17[b]	9,000	8,994,825
Morgan Stanley
0.68%, 10/18/16	29,500	29,548,645
0.71%, 10/15/15	14,254	14,298,301
0.97%, 07/23/19	7,000	6,977,446
1.08%, 01/24/19[c]	11,332	11,411,845
1.48%, 02/25/16	12,000	12,148,596
1.51%, 04/25/18	14,031	14,344,130
MUFG Union Bank N.A.
0.99%, 09/26/16	10,000	10,077,340
National Australia Bank Ltd.
0.44%, 05/28/15[b]	2,400	2,402,357
0.51%, 06/30/17[b]	5,000	4,993,390
0.53%, 01/22/15[b]	16,100	16,112,671
0.60%, 03/17/17[b]	3,000	3,008,460
0.66%, 12/02/16[b]	7,000	7,031,829
National Australia Bank Ltd./New York
0.78%, 07/25/16	17,350	17,452,226
1.37%, 08/07/15[c]	14,100	14,213,829
National City Bank/Cleveland OH
0.60%, 06/07/17	6,550	6,498,504
Nederlandse Waterschapsbank NV
0.33%, 11/04/15[b]	12,000	12,004,776
0.43%, 10/18/16[b]	24,565	24,637,123
0.46%, 02/14/18[b]	9,000	9,049,842
Nordea Bank AB
0.69%, 05/13/16[b]	13,000	13,053,404
PNC Bank N.A.
0.55%, 04/29/16 (Call 04/29/15)[e]	9,000	9,003,663
Royal Bank of Canada
0.44%, 04/29/15	13,582	13,596,315
0.46%, 01/06/15	14,000	14,007,070

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

0.47%, 06/16/17	$3,250	$3,250,835
0.56%, 01/23/17	28,000	28,074,564
0.60%, 03/08/16	20,675	20,735,991
0.69%, 09/09/16	20,500	20,598,441
0.76%, 03/15/19	9,250	9,305,657
Royal Bank of Scotland Group PLC
1.17%, 03/31/17	4,000	4,013,256
Shinhan Bank
0.88%, 04/08/17[d]	5,000	5,013,180
Standard Chartered PLC
1.00%, 09/08/17[b]	5,000	4,994,360
Sumitomo Mitsui Banking Corp.
0.55%, 07/11/17	3,000	2,993,607
0.66%, 01/10/17	10,000	10,008,800
0.90%, 07/19/16	7,000	7,034,958
Sumitomo Mitsui Trust Bank Ltd.
1.01%, 09/16/16[b]	8,750	8,801,984
Suncorp-Metway Ltd.
0.93%, 03/28/17[b]	8,000	8,028,440
SunTrust Bank/Atlanta GA
0.52%, 08/24/15	1,000	999,702
0.67%, 02/15/17 (Call 01/15/17)	5,000	5,004,605
Svenska Handelsbanken AB
0.68%, 03/21/16	14,465	14,525,493
0.70%, 09/23/16	15,250	15,324,618
Toronto-Dominion Bank (The)
0.40%, 07/13/16	15,250	15,249,939
0.42%, 05/01/15	33,500	33,531,188
0.44%, 11/06/15[c]	17,000	17,018,717
0.48%, 05/02/17	14,750	14,742,699
0.68%, 07/02/19	4,000	3,985,352
0.69%, 09/09/16	28,850	28,993,817
1.00%, 11/05/19	5,000	4,995,105
Series 1
0.78%, 04/30/18	7,000	7,039,389
U.S. Bancorp/MN
0.72%, 11/15/18 (Call 10/15/18)	11,500	11,587,032
U.S. Bank N.A./Cincinnati OH
0.35%, 04/22/16 (Call 03/22/16)	29,000	28,999,884
0.46%, 01/30/17 (Call 12/30/16)	9,000	9,005,742
UBS AG/Stamford CT
0.61%, 08/14/17	3,750	3,763,429
0.87%, 08/14/19	6,000	6,030,918

Security	Principal (000s)	Value

Wachovia Corp.
0.50%, 06/15/17	$27,850	$27,757,789
0.57%, 10/28/15	6,250	6,259,206
0.60%, 10/15/16	27,560	27,531,861
Wells Fargo & Co.
0.43%, 10/28/15	14,500	14,509,497
0.49%, 09/08/17[c]	5,750	5,743,508
0.53%, 06/02/17	3,500	3,493,739
0.69%, 04/22/19	8,000	7,968,408
0.76%, 07/20/16	18,450	18,530,036
0.86%, 04/23/18[c]	25,840	25,957,572
1.16%, 06/26/15	8,000	8,043,232
Wells Fargo Bank N.A.
0.38%, 06/02/16	25,740	25,723,784
0.44%, 05/16/16	15,200	15,182,566
0.49%, 06/15/17 (Call 06/15/16)	5,000	5,001,285
0.51%, 07/20/15	8,000	8,013,072
0.56%, 03/15/16	3,375	3,367,602
0.62%, 11/03/14	14,000	14,000,000
Westpac Banking Corp.
0.56%, 05/19/17	10,000	9,997,470
0.66%, 11/25/16	21,650	21,742,943
0.97%, 07/30/18[c]	6,750	6,830,109
0.99%, 09/25/15	13,100	13,185,163

		2,305,030,375
BEVERAGES — 1.00%
Anheuser-Busch InBev Finance Inc.
0.42%, 01/27/17	6,000	5,993,466
0.64%, 02/01/19	1,450	1,448,815
Coca-Cola Co. (The)
0.21%, 03/05/15	4,000	4,000,428
0.34%, 11/01/16	5,400	5,403,213
PepsiCo Inc.
0.43%, 07/30/15[c]	8,100	8,111,445
0.44%, 02/26/16	9,200	9,203,754
SABMiller Holdings Inc.
0.93%, 08/01/18[b]	7,000	7,051,639

		41,212,760
BIOTECHNOLOGY — 0.38%
Amgen Inc.
0.61%, 05/22/17	10,000	10,017,690
0.83%, 05/22/19	5,650	5,665,125

		15,682,815

28	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

CHEMICALS — 0.17%
Monsanto Co.
0.44%, 11/07/16	$7,000	$6,994,414

		6,994,414
COMPUTERS — 2.69%
Apple Inc.
0.29%, 05/03/16[c]	9,700	9,700,000
0.31%, 05/05/17	14,500	14,492,779
0.49%, 05/03/18	26,300	26,336,452
0.54%, 05/06/19	13,000	13,011,570
Hewlett-Packard Co.
1.17%, 01/14/19	10,000	9,963,460
International Business Machines Corp.
0.22%, 02/04/15	19,100	19,097,727
0.26%, 07/29/15	8,650	8,650,000
0.31%, 02/05/16	3,500	3,501,309
0.61%, 02/12/19[c]	6,000	6,032,946

		110,786,243
COSMETICS & PERSONAL CARE — 0.23%
Procter & Gamble Co. (The)
0.32%, 11/04/16	7,700	7,703,065
1.00%, 11/01/19	2,000	2,003,944

		9,707,009
DIVERSIFIED FINANCIAL SERVICES — 6.81%
American Express Co.
0.82%, 05/22/18	11,700	11,757,365
American Express Credit Corp.
0.50%, 06/05/17	3,000	2,996,157
0.53%, 09/22/17	5,000	4,994,275
0.72%, 08/15/19	7,000	6,980,316
0.74%, 07/29/16	7,000	7,030,639
0.78%, 03/18/19	12,000	12,030,912
1.33%, 06/12/15	12,500	12,577,500
Bear Stearns Companies Inc. (The)
0.62%, 11/21/16	25,500	25,520,782
Caisse Centrale Desjardins
0.51%, 10/29/15[b]	6,835	6,845,861
0.58%, 09/12/17[b]	4,000	3,999,992
Ford Motor Credit Co. LLC
0.80%, 12/06/17	7,000	6,985,083
1.00%, 11/04/19	3,000	3,002,910

Security	Principal (000s)	Value

1.01%, 01/17/17	$7,000	$7,041,216
1.48%, 05/09/16	8,000	8,098,592
Series 1
1.06%, 03/12/19	6,250	6,252,700
General Electric Capital Corp.
0.40%, 02/15/17	240	239,741
0.43%, 01/08/16[c]	7,500	7,507,792
0.43%, 05/11/16[c]	8,792	8,792,404
0.46%, 01/14/16[c]	10,000	10,013,230
0.51%, 05/15/17 (Call 04/13/17)	12,500	12,506,237
0.51%, 08/07/18	2,000	1,984,474
0.61%, 01/09/15	7,500	7,505,835
0.61%, 07/10/15	8,000	8,021,232
0.74%, 01/14/19	10,000	10,029,060
0.83%, 12/11/15	12,900	12,976,084
0.83%, 01/08/16	13,850	13,929,804
0.88%, 07/12/16	17,900	18,045,563
0.95%, 04/02/18	4,000	4,040,724
1.10%, 05/09/16	2,750	2,777,748
1.27%, 07/02/15	8,500	8,558,633
HSBC Finance Corp.
0.66%, 06/01/16	15,750	15,743,259
Hyundai Capital Services Inc.
1.03%, 03/18/17[d]	1,700	1,702,382
Macquarie Group Ltd.
1.23%, 01/31/17[b]	3,075	3,106,328
Nomura Holdings Inc.
1.68%, 09/13/16	7,000	7,124,096

		280,718,926
ELECTRIC — 0.32%
Electricite de France SA
0.69%, 01/20/17[b]	10,000	10,029,160
Georgia Power Co.
0.55%, 03/15/16 (Call 12/01/14)	3,000	2,997,315

		13,026,475
ELECTRONICS — 0.27%
Honeywell International Inc.
0.28%, 11/17/15	11,100	11,106,860

		11,106,860
FOOD — 0.79%
ConAgra Foods Inc.
0.60%, 07/21/16	8,000	7,995,880

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

General Mills Inc.
0.43%, 01/28/16	$5,000	$5,000,090
0.53%, 01/29/16	1,500	1,501,474
Kellogg Co.
0.46%, 02/13/15	2,000	2,001,088
Kroger Co. (The)
0.76%, 10/17/16	7,000	7,010,913
Mondelez International Inc.
0.76%, 02/01/19 (Call 01/01/19)	9,000	9,011,259

		32,520,704
HEALTH CARE — PRODUCTS — 0.07%
Baxter International Inc.
0.40%, 12/11/14	2,950	2,950,466

		2,950,466
HEALTH CARE — SERVICES — 0.31%
Roche Holdings Inc.
0.32%, 09/29/17[b]	4,000	4,002,296
0.57%, 09/30/19[b]	9,000	8,995,626

		12,997,922
HOUSEHOLD PRODUCTS & WARES — 0.12%
Kimberly-Clark Corp.
0.28%, 05/19/16	5,000	4,998,460

		4,998,460
INSURANCE — 1.98%
Berkshire Hathaway Finance Corp.
0.36%, 08/14/17	2,000	1,996,972
0.38%, 01/10/17	11,500	11,500,161
Jackson National Life Global Funding
0.58%, 09/30/15[b]	6,750	6,763,460
MetLife Institutional Funding II
0.60%, 01/06/15[b]	12,500	12,509,487
Metropolitan Life Global Funding I
0.36%, 06/23/16[b]	17,000	17,008,245
0.61%, 04/10/17[b]	5,950	5,975,859
0.76%, 07/15/16[c]	3,000	3,023,031
New York Life Global Funding
0.58%, 05/23/16[b,c]	9,500	9,544,640
Principal Life Global Funding II
0.61%, 05/27/16[b,c]	3,000	3,008,949
Prudential Financial Inc.
1.01%, 08/15/18[c]	10,000	10,089,350

		81,420,154

Security	Principal (000s)	Value

INTERNET — 0.24%
eBay Inc.
0.72%, 08/01/19	$10,000	$9,788,210

		9,788,210
IRON & STEEL — 0.12%
Glencore Funding LLC
1.40%, 05/27/16[b]	5,000	5,027,925

		5,027,925
MACHINERY — 1.50%
Caterpillar Financial Services Corp.
0.33%, 11/19/14	3,000	3,000,243
0.47%, 02/26/16[c]	12,250	12,272,834
0.58%, 02/09/15	7,500	7,506,900
John Deere Capital Corp.
0.30%, 01/12/15	9,995	9,996,969
0.33%, 02/25/16	2,750	2,751,070
0.35%, 06/15/15	10,680	10,688,501
0.35%, 12/10/15	5,000	5,004,425
0.45%, 12/15/17	5,000	4,995,915
0.52%, 10/11/16	5,500	5,515,004

		61,731,861
MANUFACTURING — 0.12%
Tyco Electronics Group SA
0.43%, 01/29/16	5,000	4,997,805

		4,997,805
MEDIA — 0.73%
NBCUniversal Enterprise Inc.
0.77%, 04/15/16[b]	13,000	13,054,613
0.92%, 04/15/18[b,c]	5,700	5,753,722
Walt Disney Co. (The)
0.22%, 02/11/15	11,350	11,350,772

		30,159,107
MINING — 0.36%
BHP Billiton Finance USA Ltd.
0.48%, 09/30/16	8,700	8,711,771
Rio Tinto Finance USA PLC
1.07%, 06/17/16	6,000	6,047,550

		14,759,321
OIL & GAS — 5.36%
BP Capital Markets PLC
0.57%, 11/06/15	5,400	5,412,431
0.66%, 11/07/16[c]	5,100	5,116,274

30	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

0.74%, 05/10/18	$3,400	$3,405,919
0.87%, 09/26/18	11,800	11,872,712
Canadian Natural Resources Ltd.
0.61%, 03/30/16	8,400	8,405,317
CNPC General Capital Ltd.
1.13%, 05/14/17[d]	11,000	11,019,118
Devon Energy Corp.
0.77%, 12/15/16	9,750	9,786,884
Exxon Mobil Corp.
0.27%, 03/15/17	8,000	8,001,864
0.38%, 03/15/19	6,000	6,007,770
Petrobras Global Finance BV
1.85%, 05/20/16	8,000	8,000,000
2.37%, 01/15/19	16,981	16,944,491
2.59%, 03/17/17	24,200	24,284,700
Petroleos Mexicanos
2.25%, 07/18/18[c]	8,000	8,280,000
Shell International Finance BV
0.30%, 11/10/15	3,000	3,003,651
0.44%, 11/15/16	18,102	18,142,259
Sinopec Group Overseas Development 2014 Ltd.
1.01%, 04/10/17[b]	22,691	22,723,584
1.15%, 04/10/19[b]	10,000	10,008,590
Statoil ASA
0.52%, 05/15/18	8,000	7,991,728
0.69%, 11/08/18	9,250	9,301,310
Total Capital Canada Ltd.
0.61%, 01/15/16	16,950	17,012,902
Total Capital International SA
0.80%, 08/10/18	6,000	6,058,128

		220,779,632
PHARMACEUTICALS — 1.05%
AbbVie Inc.
1.00%, 11/06/15	5,200	5,229,125
Johnson & Johnson
0.31%, 11/28/16	5,443	5,450,876
Merck & Co. Inc.
0.42%, 05/18/16	7,200	7,215,257
0.59%, 05/18/18	11,500	11,544,505
Pfizer Inc.
0.38%, 05/15/17	4,000	3,995,964
0.53%, 06/15/18	10,000	10,021,840

		43,457,567

Security	Principal (000s)	Value

PIPELINES — 0.24%
Enbridge Inc.
0.68%, 06/02/17	$6,920	$6,921,751
TransCanada PipeLines Ltd.
0.91%, 06/30/16	3,000	3,017,940

		9,939,691
SOFTWARE — 0.51%
Oracle Corp.
0.43%, 07/07/17	13,750	13,749,945
0.81%, 01/15/19	7,250	7,307,529

		21,057,474
TELECOMMUNICATIONS — 4.00%
America Movil SAB de CV
1.23%, 09/12/16[c]	12,349	12,469,390
AT&T Inc.
0.62%, 02/12/16	21,375	21,419,887
0.90%, 03/11/19	7,250	7,290,332
1.15%, 11/27/18	1,840	1,871,641
Cisco Systems Inc.
0.28%, 09/03/15	2,000	2,000,988
0.51%, 03/03/17	16,250	16,268,769
0.73%, 03/01/19	11,000	11,065,670
Telefonica Emisiones SAU
0.88%, 06/23/17	5,100	5,093,360
Verizon Communications Inc.
0.43%, 03/06/15[b]	5,500	5,501,480
0.63%, 06/09/17	7,500	7,501,912
1.00%, 06/17/19	10,000	10,072,340
1.76%, 09/15/16	34,400	35,176,649
1.98%, 09/14/18	20,000	20,927,320
Vodafone Group PLC
0.62%, 02/19/16	8,200	8,216,523

		164,876,261
TRANSPORTATION — 0.18%
Canadian National Railway Co.
0.44%, 11/06/15	4,250	4,252,129
Network Rail Infrastructure Finance PLC
0.24%, 02/13/17[b]	3,000	2,998,641

		7,250,770

TOTAL CORPORATE BONDS & NOTES (Cost: $3,693,118,877)		3,700,622,688

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

FOREIGN GOVERNMENT OBLIGATIONS[a,f] — 9.72%

CANADA — 0.39%
Province of Ontario Canada
0.28%, 08/13/15	$13,400	$13,403,149
0.39%, 04/01/15	2,700	2,701,534

		16,104,683
JAPAN — 0.11%
Japan Bank for International Cooperation/Japan
0.59%, 11/13/18	4,500	4,501,795

		4,501,795
NORWAY — 2.61%
Kommunalbanken AS
0.25%, 01/26/15[b]	8,900	8,900,374
0.31%, 03/18/16[b,c]	7,600	7,604,590
0.36%, 10/31/16[b]	13,500	13,508,019
0.36%, 05/02/17[b]	5,000	5,004,960
0.37%, 05/02/19[b]	10,000	9,991,100
0.41%, 02/20/18[b]	23,200	23,230,369
0.44%, 04/01/15[b]	6,500	6,505,850
0.61%, 03/27/17[b]	32,500	32,767,150

		107,512,412
SOUTH KOREA — 0.45%
Export-Import Bank of Korea (The)
0.98%, 01/14/17	18,450	18,546,457

		18,546,457
SUPRANATIONAL — 5.01%
Asian Development Bank
0.15%, 05/29/15	19,000	18,995,687
0.16%, 05/13/16	5,000	4,998,495
0.23%, 06/25/19	10,000	9,990,750
0.26%, 02/28/18	5,000	4,996,690
Inter-American Development Bank
0.15%, 07/29/15	11,600	11,601,728
0.16%, 10/15/17	7,000	6,995,800
0.17%, 06/12/17	5,500	5,499,995
0.19%, 02/11/16	29,000	29,001,363
0.21%, 10/15/15	9,600	9,602,870
0.22%, 12/12/16	13,000	13,009,139
0.26%, 09/12/18	7,000	7,032,396

Security	Principal or Shares (000s)	Value

International Bank for Reconstruction & Development
0.15%, 01/14/15	$32,400	$32,405,443
0.15%, 08/07/15	6,300	6,302,848
1.00%, 07/22/15	1,000	999,568
International Finance Corp.
0.15%, 01/28/15	5,958	5,957,208
0.15%, 08/27/15	14,000	14,006,608
0.17%, 08/01/16	15,000	14,992,185
International Finance Facility for Immunisation
0.42%, 07/05/16[b]	10,000	10,001,910

		206,390,683
SWEDEN — 1.15%
Kommuninvest I Sverige AB
0.19%, 01/15/16[b]	3,000	2,999,286
0.24%, 06/22/15[b]	9,700	9,700,058
0.26%, 03/26/15[b]	7,500	7,499,633
Svensk Exportkredit AB
0.41%, 06/12/17	17,000	17,057,919
0.53%, 01/23/17	10,100	10,163,983

		47,420,879

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $400,320,176)		400,476,909

SHORT-TERM INVESTMENTS — 4.33%

MONEY MARKET FUNDS — 4.33%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[e,g,h]	84,003	84,003,337
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[e,g,h]	8,055	8,054,728
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[e,g]	86,114	86,113,603

		178,171,668

TOTAL SHORT-TERM INVESTMENTS
(Cost: $178,171,668)		178,171,668

32	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2014

Value

TOTAL INVESTMENTS IN SECURITIES — 103.87%
(Cost: $4,271,610,721)	$4,279,271,265
Other Assets, Less Liabilities — (3.87)%	(159,426,658)

NET ASSETS — 100.00%	$4,119,844,607

[a]	Variable rates shown are as of report date.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	Investments are denominated in U.S. dollars.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES — 97.70%

ADVERTISING — 0.55%
Affinion Group Inc.
7.88%, 12/15/18 (Call 12/15/14)[a]	$100	$78,500
inVentiv Health Inc.
9.00%, 01/15/18 (Call 01/15/16)[b]	150	155,250
11.00%, 08/15/18 (Call 12/01/14)[b]	84	59,640
11.00%, 08/15/18 (Call 08/15/15)[a,b]	41	36,900
Visant Corp.
10.00%, 10/01/17 (Call 12/01/14)	150	132,000

		462,290
AEROSPACE & DEFENSE — 0.47%
Kratos Defense & Security Solutions Inc.
7.00%, 05/15/19 (Call 05/15/16)	150	147,000
Meccanica Holdings USA Inc.
6.25%, 07/15/19[b]	150	161,610
Sequa Corp.
7.00%, 12/15/17 (Call 12/01/14)[b]	100	85,250

		393,860
AIRLINES — 0.64%
Air Canada
6.75%, 10/01/19 (Call 10/01/16)[b]	100	105,250
American Airlines Group Inc.
5.50%, 10/01/19[b]	175	174,125
Continental Airlines Inc. 2012-3 Pass Through Trust
6.13%, 04/29/18	100	105,750
U.S. Airways Group Inc.
6.13%, 06/01/18	150	154,509

		539,634
APPAREL — 0.10%
Nine West Holdings Inc.
8.25%, 03/15/19[b]	100	86,500

		86,500
AUTO MANUFACTURERS — 1.75%
Chrysler Group LLC/CG Co-Issuer Inc.
8.00%, 06/15/19 (Call 06/15/15)	850	909,500
General Motors Co.
3.50%, 10/02/18	350	361,837

Security	Principal (000s)	Value

Jaguar Land Rover Automotive PLC
4.13%, 12/15/18[b]	$200	$202,500

		1,473,837
AUTO PARTS & EQUIPMENT — 0.83%
Allison Transmission Inc.
7.13%, 05/15/19 (Call 05/15/15)[b]	100	105,125
Chassix Inc.
9.25%, 08/01/18 (Call 08/01/15)[b]	100	97,000
Dana Holding Corp.
6.50%, 02/15/19 (Call 02/15/15)	100	103,791
Pittsburgh Glass Works LLC
8.00%, 11/15/18 (Call 11/15/15)[b]	67	70,350
Schaeffler Finance BV
7.75%, 02/15/17[a,b]	200	225,000
UCI International Inc.
8.63%, 02/15/19 (Call 02/15/15)	100	96,000

		697,266
BANKS — 3.74%
CIT Group Inc.
3.88%, 02/19/19	150	150,750
4.25%, 08/15/17	450	462,937
4.75%, 02/15/15[b]	350	352,188
5.00%, 05/15/17	300	314,250
5.25%, 03/15/18	500	527,500
5.50%, 02/15/19[b]	400	426,000
6.63%, 04/01/18[b]	200	218,897
Regions Bank/Birmingham AL
7.50%, 05/15/18	250	292,690
Royal Bank of Scotland Group PLC
4.70%, 07/03/18	150	155,598
5.05%, 01/08/15	100	100,709
Royal Bank of Scotland NV
4.65%, 06/04/18	100	105,375
Synovus Financial Corp.
5.13%, 06/15/17	50	51,250

		3,158,144
BEVERAGES — 0.66%
Constellation Brands Inc.
3.88%, 11/15/19	25	25,375
7.25%, 09/01/16	100	109,250
7.25%, 05/15/17	200	223,250
8.38%, 12/15/14	100	100,750

34	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

Innovation Ventures LLC/Innovation Ventures Finance Corp.
9.50%, 08/15/19 (Call 08/15/15)[b]	$100	$98,250

		556,875
BIOTECHNOLOGY — 0.12%
STHI Holding Corp.
8.00%, 03/15/18 (Call 12/01/14)[b]	100	105,375

		105,375
BUILDING MATERIALS — 2.10%
Associated Materials LLC/AMH New Finance Inc.
9.13%, 11/01/17 (Call 12/01/14)	200	196,500
Building Materials Corp. of America
6.88%, 08/15/18 (Call 12/01/14)[b]	100	103,500
Euramax International Inc.
9.50%, 04/01/16 (Call 12/01/14)	75	73,125
Hanson Ltd.
6.13%, 08/15/16[a]	150	160,875
Headwaters Inc.
7.63%, 04/01/19 (Call 04/01/15)	100	104,750
Lafarge SA
6.20%, 07/09/15[b]	100	103,226
6.50%, 07/15/16	150	160,598
Masco Corp.
4.80%, 06/15/15	100	101,500
6.13%, 10/03/16	200	214,500
USG Corp.
6.30%, 11/15/16	100	105,250
8.38%, 10/15/18 (Call 12/01/14)[b]	100	104,000
9.75%, 01/15/18	200	231,000
Vulcan Materials Co.
7.00%, 06/15/18	100	111,250

		1,770,074
CHEMICALS — 2.01%
Ashland Inc.
3.00%, 03/15/16 (Call 02/15/16)	200	201,994
3.88%, 04/15/18 (Call 03/15/18)	100	101,474
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC
8.88%, 02/01/18 (Call 12/01/14)	250	247,587
Ineos Finance PLC
8.38%, 02/15/19 (Call 02/15/15)[b]	200	214,500

Security	Principal (000s)	Value

Ineos Group Holdings SA
5.88%, 02/15/19 (Call 02/15/16)[a,b]	$200	$200,500
6.13%, 08/15/18 (Call 05/15/15)[a,b]	200	201,750
Kraton Polymers LLC/Kraton Polymers Capital Corp.
6.75%, 03/01/19 (Call 03/01/15)	64	66,560
Perstorp Holding AB
8.75%, 05/15/17 (Call 05/15/15)[a,b]	200	204,000
PQ Corp.
8.75%, 05/01/18 (Call 12/01/14)[b]	150	157,875
Rain CII Carbon LLC/CII Carbon Corp.
8.00%, 12/01/18 (Call 12/01/14)[b]	100	103,500

		1,699,740
COAL — 0.96%
Alpha Natural Resources Inc.
9.75%, 04/15/18	100	65,000
Arch Coal Inc.
8.00%, 01/15/19 (Call 01/15/16)[a,b]	50	33,000
Peabody Energy Corp.
6.00%, 11/15/18	350	339,500
7.38%, 11/01/16	100	103,250
Walter Energy Inc.
9.50%, 10/15/19 (Call 10/15/16)[b]	225	194,625
Westmoreland Coal Co./Westmoreland Partners
10.75%, 02/01/18 (Call 02/01/15)	75	78,750

		814,125
COMMERCIAL SERVICES — 3.62%
ACE Cash Express Inc.
11.00%, 02/01/19 (Call 02/01/15)[b]	75	54,000
ADT Corp. (The)
2.25%, 07/15/17	100	98,151
4.13%, 04/15/19[a]	175	173,457
Ahern Rentals Inc.
9.50%, 06/15/18 (Call 06/15/15)[a,b]	50	53,625
Altegrity Inc.
9.50%, 07/01/19 (Call 07/01/17)[a,b]	140	133,350
Cenveo Corp.
6.00%, 08/01/19 (Call 02/01/19)[b]	125	119,974
Ceridian LLC
8.88%, 07/15/19 (Call 07/15/15)[b]	200	221,500
Ceridian LLC/Comdata Inc.
8.13%, 11/15/17 (Call 11/12/14)[b]	100	100,125

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

DynCorp International Inc.
10.38%, 07/01/17 (Call 12/01/14)[a]	$100	$85,750
Global A&T Electronics Ltd.
10.00%, 02/01/19 (Call 02/01/16)[b]	200	176,500
Hertz Corp. (The)
6.75%, 04/15/19 (Call 04/15/15)	350	364,271
7.50%, 10/15/18 (Call 12/01/14)[a]	100	103,776
Interactive Data Corp.
5.88%, 04/15/19 (Call 04/15/15)[b]	75	75,188
iPayment Inc.
10.25%, 05/15/18 (Call 05/15/15)[a]	75	59,250
Iron Mountain Inc.
7.75%, 10/01/19 (Call 10/01/15)	100	107,500
Laureate Education Inc.
9.75%, 09/01/19 (Call 09/01/15)[b]	325	334,750
Modular Space Corp.
10.25%, 01/31/19 (Call 01/31/16)[b]	75	76,692
Prospect Medical Holdings Inc.
8.38%, 05/01/19 (Call 05/01/15)[b]	90	96,412
Safway Group Holding LLC/Safway Finance Corp.
7.00%, 05/15/18 (Call 05/15/15)[b]	200	206,000
Speedy Cash Intermediate Holdings Corp.
10.75%, 05/15/18 (Call 05/15/15)[a,b]	100	98,500
United Rentals North America Inc.
5.75%, 07/15/18 (Call 07/15/15)	300	314,250

		3,053,021
COMPUTERS — 0.74%
Dell Inc.
2.30%, 09/10/15	150	150,375
3.10%, 04/01/16	100	100,500
5.65%, 04/15/18	150	158,250
5.88%, 06/15/19[a]	200	212,250

		621,375
COSMETICS & PERSONAL CARE — 0.12%
Avon Products Inc.
6.50%, 03/01/19	100	104,250

		104,250
DISTRIBUTION & WHOLESALE — 0.86%
HD Supply Inc.
8.13%, 04/15/19 (Call 04/15/15)	450	488,250

Security	Principal (000s)	Value

VWR Funding Inc.
7.25%, 09/15/17 (Call 12/01/14)	$225	$235,406

		723,656
DIVERSIFIED FINANCIAL SERVICES — 13.76%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
2.75%, 05/15/17[a,b]	300	297,000
3.75%, 05/15/19[b]	225	223,594
Affinion Investments LLC
13.50%, 08/15/18 (Call 12/12/16)[b]	100	83,000
Aircastle Ltd.
4.63%, 12/15/18	100	101,500
6.75%, 04/15/17	100	107,250
Ally Financial Inc.
2.75%, 01/30/17	250	250,312
3.13%, 01/15/16[a]	150	152,250
3.50%, 07/18/16	200	202,750
3.50%, 01/27/19	100	100,500
4.63%, 06/26/15[a]	200	203,400
4.75%, 09/10/18	150	157,688
5.50%, 02/15/17	400	424,000
6.25%, 12/01/17	250	272,858
6.75%, 12/01/14	100	100,300
8.00%, 12/31/18[a]	100	116,375
8.30%, 02/12/15	450	457,306
Community Choice Financial Inc.
10.75%, 05/01/19 (Call 05/01/15)	85	62,263
E*TRADE Financial Corp.
6.00%, 11/15/17 (Call 12/01/14)	150	154,688
6.75%, 06/01/16	100	106,250
General Motors Financial Co. Inc.
2.63%, 07/10/17[a]	150	151,688
2.75%, 05/15/16	200	203,000
3.00%, 09/25/17	250	255,312
3.25%, 05/15/18	100	102,375
3.50%, 07/10/19	200	206,438
4.75%, 08/15/17	250	266,875
6.75%, 06/01/18	150	170,625
Globe Luxembourg SCA
9.63%, 05/01/18 (Call 05/01/17)[b]	200	201,290
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.88%, 03/15/19 (Call 07/15/16)	300	307,080

36	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

Series WI
3.50%, 03/15/17 (Call 02/15/17)	$425	$430,312
International Lease Finance Corp.
3.88%, 04/15/18	200	200,500
4.88%, 04/01/15	100	101,124
5.75%, 05/15/16	200	208,795
5.88%, 04/01/19[a]	100	107,751
6.25%, 05/15/19	400	437,696
8.63%, 09/15/15	250	263,784
8.75%, 03/15/17	250	281,160
8.88%, 09/01/17	150	171,707
Nationstar Mortgage LLC/Nationstar Capital Corp.
6.50%, 08/01/18 (Call 08/01/15)	100	97,500
9.63%, 05/01/19 (Call 05/01/15)[a]	100	108,500
Navient Corp.
3.88%, 09/10/15	150	152,250
4.63%, 09/25/17	100	102,000
4.88%, 06/17/19	200	203,000
5.05%, 11/14/14	50	50,088
5.50%, 01/15/19	300	310,500
6.00%, 01/25/17	300	317,250
6.25%, 01/25/16	400	415,890
8.45%, 06/15/18	700	800,625
Series A
5.00%, 04/15/15	150	151,686
Nuveen Investments Inc.
9.13%, 10/15/17 (Call 11/07/14)[b]	100	106,750
Ocwen Financial Corp.
6.63%, 05/15/19 (Call 05/15/16)[b]	75	69,750
Outerwall Inc.
6.00%, 03/15/19 (Call 03/15/16)	100	99,000
ROC Finance LLC/ROC Finance 1 Corp.
12.13%, 09/01/18 (Call 12/01/14)[a,b]	75	79,875
Springleaf Finance Corp.
5.75%, 09/15/16	100	104,250
6.90%, 12/15/17[a]	600	651,000
TMX Finance LLC/TitleMax Finance Corp.
8.50%, 09/15/18 (Call 09/15/15)[b]	150	146,250

		11,606,960

Security	Principal (000s)	Value

ELECTRIC — 2.78%
AES Corp./VA
8.00%, 10/15/17	$250	$284,733
9.75%, 04/15/16	57	62,985
DPL Inc.
6.50%, 10/15/16 (Call 09/15/16)[a]	18	19,214
EDP Finance BV
4.90%, 10/01/19[b]	200	208,500
6.00%, 02/02/18[b]	250	270,625
FirstEnergy Corp.
Series A
2.75%, 03/15/18 (Call 02/15/18)	100	100,946
GenOn Energy Inc.
9.50%, 10/15/18	100	104,002
IPALCO Enterprises Inc.
5.00%, 05/01/18 (Call 04/01/18)	100	105,993
NRG Energy Inc.
7.63%, 01/15/18	400	446,924
PPL Energy Supply LLC
6.50%, 05/01/18[a]	150	163,151
RJS Power Holdings LLC
5.13%, 07/15/19 (Call 07/15/16)[b]	375	373,629
RRI Energy Inc.
7.88%, 06/15/17	200	202,774

		2,343,476
ELECTRICAL COMPONENTS & EQUIPMENT — 0.25%
Anixter Inc.
5.63%, 05/01/19	100	105,500
WireCo WorldGroup Inc.
9.50%, 05/15/17 (Call 12/01/14)	100	102,250

		207,750
ELECTRONICS — 0.37%
Kemet Corp.
10.50%, 05/01/18 (Call 12/01/14)	50	52,250
Sanmina Corp.
4.38%, 06/01/19[b]	100	99,750
Viasystems Inc.
7.88%, 05/01/19 (Call 05/01/15)[b]	150	157,875

		309,875
ENGINEERING & CONSTRUCTION — 0.43%
Abengoa Finance SAU
8.88%, 11/01/17[a,b]	150	163,125

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

Aguila 3 SA
7.88%, 01/31/18 (Call 12/01/14)[b]	$150	$150,375
Michael Baker International LLC/CDL Acquisition Co. Inc.
8.25%, 10/15/18 (Call 04/15/16)[b]	50	50,750

		364,250
ENTERTAINMENT — 0.69%
Gibson Brands Inc.
8.88%, 08/01/18 (Call 02/01/16)[b]	95	91,200
GLP Capital LP/GLP Financing II Inc.
4.38%, 11/01/18 (Call 08/01/18)	100	102,750
Greektown Holdings LLC/Greektown Mothership Corp.
8.88%, 03/15/19 (Call 03/15/16)[b]	100	100,130
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp.
8.88%, 04/15/17 (Call 12/01/14)[b]	100	102,500
Peninsula Gaming LLC/Peninsula Gaming Corp.
8.38%, 02/15/18 (Call 12/01/14)[b]	100	105,750
Production Resource Group Inc.
8.88%, 05/01/19 (Call 12/01/14)	100	76,000

		578,330
ENVIRONMENTAL CONTROL — 0.28%
Nuverra Environmental Solutions Inc.
9.88%, 04/15/18 (Call 04/15/15)[a]	100	92,000
Tervita Corp.
8.00%, 11/15/18 (Call 11/15/15)[b]	150	142,500

		234,500
FOOD — 1.79%
BI-LO LLC/BI-LO Finance Corp.
9.25%, 02/15/19 (Call 02/15/15)[b]	100	99,500
Big Heart Pet Brands
7.63%, 02/15/19 (Call 12/01/14)[a]	200	199,500
Bumble Bee Holdings Inc.
9.00%, 12/15/17 (Call 12/15/14)[b]	146	152,935
Dean Foods Co.
7.00%, 06/01/16[a]	100	106,250
Pilgrim’s Pride Corp.
7.88%, 12/15/18 (Call 12/15/14)	100	104,250

Security	Principal (000s)	Value

Smithfield Foods Inc.
5.25%, 08/01/18 (Call 08/01/15)[b]	$200	$206,000
7.75%, 07/01/17	100	111,250
SUPERVALU Inc.
8.00%, 05/01/16	200	215,000
U.S. Foods Inc.
8.50%, 06/30/19 (Call 12/01/14)	300	319,125

		1,513,810
FOREST PRODUCTS & PAPER — 0.09%
Verso Paper Holdings LLC/Verso Paper Inc.
11.75%, 01/15/19 (Call 01/15/15)	75	76,500

		76,500
GAS — 0.69%
NGL Energy Partners LP/NGL Energy Finance Corp.
5.13%, 07/15/19 (Call 06/15/19)[b]	100	100,750
Sabine Pass LNG LP
7.50%, 11/30/16	450	482,799

		583,549
HEALTH CARE — PRODUCTS — 1.53%
Alere Inc.
7.25%, 07/01/18 (Call 12/15/15)	200	212,752
ConvaTec Healthcare E SA
10.50%, 12/15/18 (Call 12/15/14)[b]	200	212,000
DJO Finance LLC/DJO Finance Corp.
9.88%, 04/15/18 (Call 04/15/15)	100	105,500
Fresenius U.S.Finance II Inc.
9.00%, 07/15/15[b]	100	104,375
Hospira Inc.
6.05%, 03/30/17	100	109,095
Immucor Inc.
11.13%, 08/15/19 (Call 08/15/15)	100	109,000
Kinetic Concepts Inc./KCI USA Inc.
10.50%, 11/01/18 (Call 11/01/15)	400	441,000

		1,293,722
HEALTH CARE — SERVICES — 4.21%
21st Century Oncology Inc.
8.88%, 01/15/17 (Call 12/01/14)	100	102,125
9.88%, 04/15/17 (Call 12/01/14)	50	47,750
Capella Healthcare Inc.
9.25%, 07/01/17 (Call 12/01/14)	100	104,500

38	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

Centene Corp.
5.75%, 06/01/17	$100	$106,480
CHS/Community Health Systems Inc.
5.13%, 08/15/18 (Call 08/15/15)	550	571,312
Fresenius Medical Care U.S.Finance II Inc.
5.63%, 07/31/19[b]	200	214,000
Fresenius Medical Care U.S.Finance Inc.
6.50%, 09/15/18[b]	100	110,000
6.88%, 07/15/17	100	109,750
HCA Inc.
3.75%, 03/15/19	450	450,562
6.38%, 01/15/15	200	201,750
6.50%, 02/15/16	200	211,000
8.00%, 10/01/18	150	172,313
Health Net Inc./CA
6.38%, 06/01/17	100	108,250
IASIS Healthcare LLC/IASIS Capital Corp.
8.38%, 05/15/19 (Call 12/01/14)	150	158,438
MedImpact Holdings Inc.
10.50%, 02/01/18 (Call 02/01/15)[b]	100	106,500
Tenet Healthcare Corp.
5.00%, 03/01/19[b]	300	300,375
5.50%, 03/01/19[b]	150	153,375
6.25%, 11/01/18	300	325,875

		3,554,355
HOLDING COMPANIES — DIVERSIFIED — 0.26%
Harbinger Group Inc.
7.88%, 07/15/19 (Call 01/15/16)	200	216,500

		216,500
HOME BUILDERS — 1.90%
DR Horton Inc.
3.63%, 02/15/18 (Call 11/15/17)	150	152,250
3.75%, 03/01/19 (Call 12/01/18)	125	125,312
4.75%, 05/15/17	100	104,750
KB Home
4.75%, 05/15/19 (Call 02/15/19)	100	99,375
Lennar Corp.
4.50%, 06/15/19 (Call 04/16/19)	100	102,000
4.75%, 12/15/17 (Call 09/15/17)	200	209,000
5.60%, 05/31/15	100	102,125

Security	Principal (000s)	Value

Shea Homes LP/Shea Homes Funding Corp.
8.63%, 05/15/19 (Call 05/15/15)	$200	$213,000
Standard Pacific Corp.
8.38%, 05/15/18	150	173,250
Toll Brothers Finance Corp.
4.00%, 12/31/18 (Call 11/30/18)	100	101,250
8.91%, 10/15/17	100	116,750
TRI Pointe Holdings Inc.
4.38%, 06/15/19[b]	100	100,000

		1,599,062
HOUSEHOLD PRODUCTS & WARES — 2.67%
American Achievement Corp.
10.88%, 04/15/16 (Call 12/01/14)[b]	75	73,500
Central Garden and Pet Co.
8.25%, 03/01/18 (Call 12/01/14)[a]	100	99,500
Jarden Corp.
7.50%, 05/01/17	150	164,625
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC
7.13%, 04/15/19 (Call 12/01/14)	300	311,625
7.88%, 08/15/19 (Call 08/15/15)	250	268,625
8.50%, 05/15/18 (Call 12/01/14)	200	207,500
9.00%, 04/15/19 (Call 12/01/14)	400	418,000
9.88%, 08/15/19 (Call 08/15/15)	650	709,715

		2,253,090
HOUSEWARES — 0.12%
RSI Home Products Inc.
6.88%, 03/01/18 (Call 03/01/15)[b]	100	104,500

		104,500
INTERNET — 0.15%
IAC/InterActiveCorp
4.88%, 11/30/18 (Call 12/01/14)	125	128,750

		128,750
INVESTMENT COMPANIES — 0.12%
American Capital Ltd.
6.50%, 09/15/18 (Call 09/15/15)[b]	100	103,500

		103,500
IRON & STEEL — 3.47%
AK Steel Corp.
8.75%, 12/01/18 (Call 12/01/15)	200	219,000

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

ArcelorMittal
4.25%, 08/05/15[a]	$300	$306,750
4.25%, 03/01/16	200	204,500
5.00%, 02/25/17	300	313,500
6.13%, 06/01/18	450	483,750
10.35%, 06/01/19	400	493,000
Commercial Metals Co.
6.50%, 07/15/17	100	107,219
7.35%, 08/15/18	100	110,931
Essar Steel Algoma Inc.
9.38%, 03/15/15 (Call 12/01/14)[a,b]	150	150,006
Ryerson Inc./Joseph T Ryerson & Son Inc.
9.00%, 10/15/17 (Call 04/15/15)	150	157,500
Steel Dynamics Inc.
6.13%, 08/15/19 (Call 08/15/16)	100	107,500
United States Steel Corp.
6.05%, 06/01/17[a]	150	160,707
7.00%, 02/01/18	100	110,250

		2,924,613
LEISURE TIME — 0.25%
Sabre GLBL Inc.
8.50%, 05/15/19 (Call 05/15/15)[b]	100	107,500
Sabre Holdings Corp.
8.35%, 03/15/16[a]	100	107,250

		214,750
LODGING — 2.52%
Boyd Gaming Corp.
9.13%, 12/01/18 (Call 12/01/14)	100	104,955
Caesars Entertainment Operating Co. Inc.
11.25%, 06/01/17 (Call 12/01/14)	500	378,202
Felcor Lodging LP
6.75%, 06/01/19 (Call 06/01/15)	250	260,641
Marina District Finance Co. Inc.
9.88%, 08/15/18 (Call 12/01/14)[a]	100	105,000
MGM Resorts International
6.63%, 07/15/15	100	102,750
7.50%, 06/01/16	250	268,750
7.63%, 01/15/17	150	163,688
8.63%, 02/01/19	300	349,500
10.00%, 11/01/16	100	113,250
11.38%, 03/01/18	100	122,000

Security	Principal (000s)	Value

MTR Gaming Group Inc.
11.50%, 08/01/19 (Call 08/01/15)[a]	$150	$160,330

		2,129,066
MACHINERY — 1.64%
BlueLine Rental Finance Corp.
7.00%, 02/01/19 (Call 02/01/16)[b]	150	158,250
Case New Holland Industrial Inc.
7.88%, 12/01/17	500	563,750
CNH Industrial Capital LLC
3.25%, 02/01/17	100	100,000
3.38%, 07/15/19[b]	100	97,375
3.63%, 04/15/18	100	100,500
3.88%, 11/01/15	200	202,750
6.25%, 11/01/16	150	159,750

		1,382,375
MANUFACTURING — 1.66%
Bombardier Inc.
4.25%, 01/15/16[a,b]	150	153,563
4.75%, 04/15/19[b]	200	206,560
7.50%, 03/15/18[b]	200	221,000
Harsco Corp.
5.75%, 05/15/18	100	106,837
LSB Industries Inc.
7.75%, 08/01/19 (Call 08/01/16)	100	106,500
Polymer Group Inc.
7.75%, 02/01/19 (Call 02/01/15)	90	93,600
SPX Corp.
6.88%, 09/01/17	150	164,437
Trinseo Materials Operating SCA/Trinseo Materials Finance Inc.
8.75%, 02/01/19 (Call 08/01/15)	325	344,500

		1,396,997
MEDIA — 5.86%
American Media Inc.
11.50%, 12/15/17 (Call 12/01/14)	50	52,125
Cablevision Systems Corp.
7.75%, 04/15/18[a]	200	222,000
8.63%, 09/15/17	200	226,000
CCO Holdings LLC/CCO Holdings Capital Corp.
7.00%, 01/15/19 (Call 12/01/14)	400	417,000
7.25%, 10/30/17 (Call 12/01/14)	305	317,581

40	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

CSC Holdings LLC
8.63%, 02/15/19	$100	$117,375
Cumulus Media Holdings Inc.
7.75%, 05/01/19 (Call 05/01/15)[a]	150	155,250
DISH DBS Corp.
4.25%, 04/01/18[a]	300	307,748
4.63%, 07/15/17	200	209,000
7.13%, 02/01/16[a]	300	318,150
7.75%, 05/31/15	150	155,252
7.88%, 09/01/19	400	464,049
Gannett Co. Inc.
5.13%, 10/15/19 (Call 10/15/16)	150	154,875
iHeartCommunications Inc.
10.00%, 01/15/18 (Call 07/15/16)[a]	175	146,016
Nara Cable Funding Ltd.
8.88%, 12/01/18 (Call 12/01/14)[b]	200	209,666
Numericable Group SA
4.88%, 05/15/19 (Call 05/15/16)[b]	700	701,750
Starz LLC/Starz Finance Corp.
5.00%, 09/15/19 (Call 09/15/15)	150	154,500
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
7.50%, 03/15/19 (Call 03/15/15)[b]	150	157,875
Univision Communications Inc.
6.88%, 05/15/19 (Call 05/15/15)[b]	250	263,125
WideOpenWest Finance LLC/WideOpenWest Capital Corp.
10.25%, 07/15/19 (Call 07/15/15)	175	192,062

		4,941,399
METAL FABRICATE & HARDWARE — 0.54%
JMC Steel Group Inc.
8.25%, 03/15/18 (Call 12/01/14)[a,b]	200	203,000
Mueller Water Products Inc.
7.38%, 06/01/17 (Call 12/01/14)	86	87,290
Wise Metals Group LLC/Wise Alloys Finance Corp.
8.75%, 12/15/18 (Call 06/15/16)[b]	150	162,000

		452,290
MINING — 2.37%
Alcoa Inc.
5.55%, 02/01/17	120	128,748
5.72%, 02/23/19	200	223,125
6.75%, 07/15/18	300	340,875

Security	Principal (000s)	Value

Aleris International Inc.
7.63%, 02/15/18 (Call 12/01/14)	$100	$102,750
Barminco Finance Pty Ltd.
9.00%, 06/01/18[b]	100	86,000
FMG Resources August 2006 Pty Ltd.
6.00%, 04/01/17 (Call 04/01/15)[a,b]	350	356,125
6.88%, 02/01/18 (Call 12/01/14)[a,b]	89	90,889
Global Brass & Copper Inc.
9.50%, 06/01/19 (Call 06/01/16)	100	109,750
Magnetation LLC/Mag Finance Corp
11.00%, 05/15/18[b]	100	89,000
Novelis Inc.
8.38%, 12/15/17 (Call 12/01/14)	350	365,750
Thompson Creek Metals Co. Inc.
9.75%, 12/01/17 (Call 12/01/15)	100	107,000

		2,000,012
OFFICE & BUSINESS EQUIPMENT — 0.36%
CDW LLC/CDW Finance Corp.
8.50%, 04/01/19 (Call 04/01/15)	286	304,590

		304,590
OIL & GAS — 4.93%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.
9.63%, 10/15/18 (Call 12/01/14)	100	99,000
Bill Barrett Corp.
7.63%, 10/01/19 (Call 10/01/15)	100	101,000
Carrizo Oil & Gas Inc.
8.63%, 10/15/18 (Call 12/01/14)	100	102,839
Chesapeake Energy Corp.
3.25%, 03/15/16 (Call 12/01/14)	100	100,349
6.50%, 08/15/17[a]	300	326,142
7.25%, 12/15/18	150	171,522
Clayton Williams Energy Inc.
7.75%, 04/01/19 (Call 04/01/15)	150	148,500
Comstock Resources Inc.
7.75%, 04/01/19 (Call 04/01/15)	100	98,575
Connacher Oil and Gas Ltd.
8.50%, 08/01/19 (Call 08/01/15)[b]	125	81,250
Energy XXI Gulf Coast Inc.
9.25%, 12/15/17 (Call 12/15/14)[a]	150	146,764
EP Energy LLC/Everest Acquisition Finance Inc.
Series WI
6.88%, 05/01/19 (Call 05/01/15)	200	208,942

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

EPL Oil & Gas Inc.
8.25%, 02/15/18 (Call 02/15/15)	$100	$97,250
EV Energy Partners LP/EV Energy Finance Corp.
8.00%, 04/15/19 (Call 04/15/15)	125	122,502
EXCO Resources Inc.
7.50%, 09/15/18 (Call 12/01/14)[a]	150	132,588
Forest Oil Corp.
7.25%, 06/15/19 (Call 12/01/14)[a]	125	120,773
Laredo Petroleum Inc.
9.50%, 02/15/19 (Call 02/15/15)	100	106,200
Linn Energy LLC/Linn Energy Finance Corp.
6.50%, 05/15/19 (Call 05/15/15)	350	329,799
Oasis Petroleum Inc.
7.25%, 02/01/19 (Call 02/01/15)	100	103,000
Pacific Drilling V Ltd.
7.25%, 12/01/17 (Call 12/01/15)[b]	200	196,000
PetroQuest Energy Inc.
10.00%, 09/01/17 (Call 12/01/14)	100	100,500
Sabine Oil & Gas LLC/Sabine Oil & Gas Finance Corp.
9.75%, 02/15/17 (Call 12/01/14)	100	94,305
SM Energy Co.
6.63%, 02/15/19 (Call 02/15/15)	50	51,408
Tesoro Corp.
4.25%, 10/01/17 (Call 09/01/17)	100	102,765
Ultra Petroleum Corp.
5.75%, 12/15/18 (Call 12/15/15)[b]	100	99,250
Venoco Inc.
8.88%, 02/15/19 (Call 02/15/15)[a]	100	84,000
W&T Offshore Inc.
8.50%, 06/15/19 (Call 06/15/15)	275	266,750
Whiting Petroleum Corp.
5.00%, 03/15/19 (Call 12/15/18)	350	362,250
6.50%, 10/01/18 (Call 12/01/14)	100	103,000
WPX Energy Inc.
5.25%, 01/15/17	100	104,385

		4,161,608
OIL & GAS SERVICES — 0.71%
Basic Energy Services Inc.
7.75%, 02/15/19 (Call 02/15/15)[a]	100	98,523
Petroleum Geo-Services ASA
7.38%, 12/15/18 (Call 12/15/15)[b]	200	194,000

Security	Principal (000s)	Value

PHI Inc.
5.25%, 03/15/19 (Call 03/15/16)	$125	$123,437
SESI LLC
6.38%, 05/01/19 (Call 05/01/15)	100	104,669
Trinidad Drilling Ltd.
7.88%, 01/15/19 (Call 01/15/15)[b]	75	76,500

		597,129
PACKAGING & CONTAINERS — 0.78%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
6.25%, 01/31/19 (Call 01/31/16)[b]	200	201,000
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer Inc.
5.63%, 12/15/16 (Call 12/15/15)[b]	225	225,562
6.00%, 06/15/17 (Call 06/15/16)[b]	125	125,313
Owens-Brockway Glass Container Inc.
7.38%, 05/15/16	100	107,250

		659,125
PHARMACEUTICALS — 1.12%
Endo Finance LLC & Endo Finco Inc.
7.00%, 07/15/19 (Call 07/15/15)[b]	150	157,875
Lantheus Medical Imaging Inc.
9.75%, 05/15/17 (Call 12/01/14)	50	47,125
NBTY Inc.
9.00%, 10/01/18 (Call 12/01/14)	150	155,812
Valeant Pharmaceuticals International Inc.
6.75%, 08/15/18 (Call 08/15/15)[b]	400	425,500
6.88%, 12/01/18 (Call 12/01/14)[b]	150	155,438

		941,750
PIPELINES — 2.59%
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
7.75%, 04/01/19 (Call 04/01/15)	100	104,541
Genesis Energy LP/Genesis Energy Finance Corp.
7.88%, 12/15/18 (Call 12/15/14)	100	104,250
Kinder Morgan Finance Co. LLC
5.70%, 01/05/16	150	156,423
6.00%, 01/15/18[b]	150	163,872
Kinder Morgan Inc./DE
7.00%, 06/15/17	250	277,500
7.25%, 06/01/18	100	113,676

42	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

NGPL PipeCo LLC
7.12%, 12/15/17[a,b]	$250	$250,833
9.63%, 06/01/19 (Call 06/01/15)[a,b]	150	159,814
Niska Gas Storage Canada ULC/Niska Gas Storage Canada Finance Corp.
6.50%, 04/01/19 (Call 10/01/16)[a,b]	125	90,798
NuStar Logistics LP
8.15%, 04/15/18	100	113,112
Regency Energy Partners LP/Regency Energy Finance Corp.
6.88%, 12/01/18 (Call 12/02/14)[a]	100	103,750
8.38%, 06/01/19 (Call 06/01/15)[b]	125	133,117
Rockies Express Pipeline LLC
3.90%, 04/15/15[b]	100	100,000
6.00%, 01/15/19[b]	100	105,000
6.85%, 07/15/18[b]	150	160,500
Tesoro Logistics LP/Tesoro Logistics Finance Corp.
5.50%, 10/15/19 (Call 09/15/19)[b]	50	51,375

		2,188,561
REAL ESTATE — 0.58%
Crescent Resources LLC/Crescent Ventures Inc.
10.25%, 08/15/17 (Call 08/15/15)[b]	100	109,500
Kennedy-Wilson Inc.
8.75%, 04/01/19 (Call 04/01/15)	75	79,688
Realogy Group LLC/Realogy Co-Issuer Corp.
4.50%, 04/15/19[b]	125	125,156
Realogy Group LLC/Sunshine Group Florida Ltd. (The)
3.38%, 05/01/16[b]	100	101,000
Rialto Holdings LLC/Rialto Corp.
7.00%, 12/01/18 (Call 12/01/15)[b]	75	76,875

		492,219
REAL ESTATE INVESTMENT TRUSTS — 0.42%
CNL Lifestyle Properties Inc.
7.25%, 04/15/19 (Call 04/15/15)	75	76,687
iStar Financial Inc.
4.00%, 11/01/17 (Call 08/01/17)	75	74,438
5.00%, 07/01/19 (Call 07/01/16)	200	199,500

		350,625

Security	Principal (000s)	Value

RETAIL — 3.02%
Academy Ltd./Academy Finance Corp.
9.25%, 08/01/19 (Call 12/01/14)[b]	$100	$106,500
AmeriGas Partners LP/AmeriGas Finance Corp.
6.25%, 08/20/19 (Call 08/20/15)	150	158,073
Best Buy Co. Inc.
3.75%, 03/15/16	50	50,875
5.00%, 08/01/18	100	103,000
Burger King Corp.
9.88%, 10/15/18 (Call 12/01/14)	175	184,406
Claire’s Stores Inc.
8.88%, 03/15/19 (Call 03/15/15)[a]	125	107,188
9.00%, 03/15/19 (Call 03/15/15)[b]	250	255,000
GameStop Corp.
5.50%, 10/01/19 (Call 10/01/16)[b]	50	50,500
GRD Holdings III Corp.
10.75%, 06/01/19 (Call 06/01/15)[b]	50	55,000
Guitar Center Inc.
6.50%, 04/15/19 (Call 04/15/16)[a,b]	150	137,625
J.C. Penney Corp. Inc.
8.13%, 10/01/19[a]	100	96,000
Jo-Ann Stores LLC
8.13%, 03/15/19 (Call 12/01/14)[b]	100	96,250
L Brands Inc.
6.90%, 07/15/17	200	223,000
8.50%, 06/15/19	100	119,250
Logan’s Roadhouse Inc.
10.75%, 10/15/17 (Call 12/01/14)[a]	60	45,000
Petco Animal Supplies Inc.
9.25%, 12/01/18 (Call 12/01/14)[b]	120	125,250
QVC Inc.
3.13%, 04/01/19	75	75,362
Sears Holdings Corp.
6.63%, 10/15/18[a]	250	231,875
Tops Holding Corp./Tops Markets LLC
8.88%, 12/15/17 (Call 06/15/15)	100	102,500
Toys R Us Inc.
10.38%, 08/15/17 (Call 02/15/15)[a]	100	77,938
Toys R Us Property Co. II LLC
8.50%, 12/01/17 (Call 12/01/14)[a]	150	150,375

		2,550,967

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

SEMICONDUCTORS — 0.89%
Advanced Micro Devices Inc.
6.75%, 03/01/19	$200	$189,000
NXP BV/NXP Funding LLC
3.75%, 06/01/18[b]	200	201,000
Sensata Technologies BV
6.50%, 05/15/19 (Call 05/15/15)[a,b]	150	156,938
STATS ChipPAC Ltd.
4.50%, 03/20/18 (Call 03/20/16)[b]	200	200,760

		747,698
SHIPBUILDING — 0.12%
Huntington Ingalls Industries Inc.
6.88%, 03/15/18 (Call 03/15/15)	100	104,500

		104,500
SOFTWARE — 1.46%
Epicor Software Corp.
8.63%, 05/01/19 (Call 05/01/15)	100	106,000
First Data Corp.
7.38%, 06/15/19 (Call 06/15/15)[b]	500	528,750
Infor U.S. Inc.
9.38%, 04/01/19 (Call 04/01/15)	350	381,500
11.50%, 07/15/18 (Call 07/15/15)	100	110,625
Sophia LP/Sophia Finance Inc.
9.75%, 01/15/19 (Call 01/15/15)[a,b]	100	107,750

		1,234,625
STORAGE & WAREHOUSING — 0.48%
Algeco Scotsman Global Finance PLC
8.50%, 10/15/18 (Call 10/15/15)[a,b]	200	207,500
10.75%, 10/15/19 (Call 10/15/16)[b]	200	197,000

		404,500
TELECOMMUNICATIONS — 9.80%
Alcatel-Lucent USA Inc.
4.63%, 07/01/17[b]	200	202,500
Avaya Inc.
7.00%, 04/01/19 (Call 04/01/15)[b]	250	245,625
CenturyLink Inc.
6.00%, 04/01/17	200	215,500
Series R
5.15%, 06/15/17	100	106,000
Cincinnati Bell Inc.
8.75%, 03/15/18 (Call 12/01/14)[a]	72	74,520
Embarq Corp.
7.08%, 06/01/16	150	162,201

Security	Principal (000s)	Value

Frontier Communications Corp.
7.13%, 03/15/19	$100	$110,500
8.13%, 10/01/18	150	169,875
8.25%, 04/15/17	250	280,625
Hughes Satellite Systems Corp.
6.50%, 06/15/19	250	271,875
Intelsat Jackson Holdings SA
7.25%, 04/01/19 (Call 04/01/15)	400	420,000
Intelsat Luxembourg SA
6.75%, 06/01/18 (Call 06/01/15)	100	103,500
Level 3 Communications Inc.
11.88%, 02/01/19 (Call 02/01/15)	175	188,781
Level 3 Financing Inc.
8.13%, 07/01/19 (Call 07/01/15)	450	481,500
9.38%, 04/01/19 (Call 04/01/15)	100	106,875
Nokia OYJ
5.38%, 05/15/19	350	376,904
PAETEC Holding Corp.
9.88%, 12/01/18 (Call 12/01/14)	100	105,625
SBA Communications Corp.
5.63%, 10/01/19 (Call 10/01/16)	100	104,500
Sprint Communications Inc.
6.00%, 12/01/16	450	477,000
8.38%, 08/15/17	250	282,188
9.00%, 11/15/18[b]	850	998,750
9.13%, 03/01/17	250	282,500
Syniverse Holdings Inc.
9.13%, 01/15/19 (Call 01/15/15)	130	136,500
T-Mobile USA Inc.
5.25%, 09/01/18 (Call 09/01/15)	250	260,000
6.46%, 04/28/19 (Call 04/28/15)[a]	300	313,500
Telecom Italia Capital SA
5.25%, 10/01/15	150	154,125
7.00%, 06/04/18	350	392,000
7.18%, 06/18/19	250	284,523
Telesat Canada/Telesat LLC
6.00%, 05/15/17 (Call 12/01/14)[b]	300	308,625
Trilogy International Partners LLC/Trilogy International Finance Inc.
10.25%, 08/15/16 (Call 12/01/14)[b]	50	50,750
West Corp.
7.88%, 01/15/19 (Call 11/15/14)	100	104,063

44	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal or Shares (000s)	Value

Windstream Corp.
7.88%, 11/01/17	$350	$390,250
8.13%, 09/01/18 (Call 12/01/14)[a]	100	104,375

		8,266,055
TRANSPORTATION — 0.77%
CMA CGM SA
8.50%, 04/15/17 (Call 12/01/14)[a,b]	150	151,125
Florida East Coast Holdings Corp.
6.75%, 05/01/19 (Call 05/01/16)[a,b]	175	180,688
Kenan Advantage Group Inc. (The)
8.38%, 12/15/18 (Call 12/15/14)[b]	100	104,500
Swift Services Holdings Inc.
10.00%, 11/15/18 (Call 11/15/14)[a]	100	105,165
XPO Logistics Inc.
7.88%, 09/01/19 (Call 09/01/16)[b]	100	104,500

		645,978

TOTAL CORPORATE BONDS & NOTES
(Cost: $83,558,923)		82,423,933

SHORT-TERM INVESTMENTS — 14.13%

MONEY MARKET FUNDS — 14.13%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[c,d,e]	10,163	10,162,655
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	974	974,454
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	786	786,251

		11,923,360

TOTAL SHORT-TERM INVESTMENTS
(Cost: $11,923,360)		11,923,360

TOTAL INVESTMENTS IN SECURITIES — 111.83%
(Cost: $95,482,283)		94,347,293
Other Assets, Less Liabilities — (11.83)%		(9,980,485)

NET ASSETS — 100.00%		$84,366,808

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES — 98.84%

ADVERTISING — 0.11%
Omnicom Group Inc.
5.90%, 04/15/16	$25	$26,714

		26,714
AEROSPACE & DEFENSE — 0.82%
Boeing Co. (The)
6.00%, 03/15/19	25	29,066
General Dynamics Corp.
1.00%, 11/15/17	75	74,454
United Technologies Corp.
1.80%, 06/01/17	100	101,715

		205,235
AGRICULTURE — 0.88%
Altria Group Inc.
4.13%, 09/11/15	50	51,488
9.25%, 08/06/19	25	32,522
Lorillard Tobacco Co.
8.13%, 06/23/19	25	30,613
Philip Morris International Inc.
1.88%, 01/15/19	50	49,867
5.65%, 05/16/18	50	56,517

		221,007
AUTO MANUFACTURERS — 1.20%
American Honda Finance Corp.
2.13%, 10/10/18	50	50,345
Toyota Motor Credit Corp.
1.25%, 10/05/17	75	74,814
2.00%, 10/24/18	50	50,360
2.05%, 01/12/17	75	76,720
2.13%, 07/18/19	50	50,030

		302,269
BANKS — 34.89%
Abbey National Treasury Services PLC/London
3.05%, 08/23/18	25	26,032
4.00%, 04/27/16	75	78,341
Australia & New Zealand Banking Group Ltd./New York NY
1.25%, 06/13/17	100	100,030
Bank of America Corp.
1.50%, 10/09/15	50	50,367

Security	Principal (000s)	Value

2.00%, 01/11/18	$50	$50,086
2.60%, 01/15/19	100	101,067
2.65%, 04/01/19[a]	100	101,009
3.70%, 09/01/15	125	128,246
4.50%, 04/01/15	50	50,785
5.25%, 12/01/15	50	52,272
5.75%, 12/01/17	100	111,412
Series 1
3.75%, 07/12/16	100	104,382
Bank of Montreal
1.30%, 07/15/16	125	125,895
Bank of New York Mellon Corp. (The)
0.70%, 10/23/15 (Call 09/23/15)	100	100,294
2.10%, 08/01/18	50	50,467
2.20%, 05/15/19 (Call 04/15/19)	25	25,093
Bank of Nova Scotia (The)
0.75%, 10/09/15	50	50,169
1.30%, 07/21/17	175	174,808
1.38%, 07/15/16	100	100,958
2.05%, 10/30/18	50	50,126
Barclays Bank PLC
5.00%, 09/22/16	100	107,205
BB&T Corp.
1.60%, 08/15/17 (Call 07/14/17)	100	100,494
2.05%, 06/19/18 (Call 05/15/18)	175	176,143
BNP Paribas SA
1.25%, 12/12/16	50	50,043
2.40%, 12/12/18	100	100,781
2.45%, 03/17/19	50	50,523
3.60%, 02/23/16	75	77,593
Canadian Imperial Bank of Commerce/Canada
1.55%, 01/23/18 (Call 12/23/17)	50	49,820
Capital One Financial Corp.
3.15%, 07/15/16	100	103,460
6.75%, 09/15/17	50	56,945
Citigroup Inc.
1.35%, 03/10/17	200	199,899
1.55%, 08/14/17	100	99,844
1.70%, 07/25/16	175	176,820
2.25%, 08/07/15	100	101,116
2.50%, 09/26/18	100	101,163
2.55%, 04/08/19	50	50,463
5.30%, 01/07/16	50	52,618

46	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands
2.13%, 10/13/15	$50	$50,787
3.38%, 01/19/17	75	78,732
Credit Suisse/New York NY
6.00%, 02/15/18	200	224,000
Deutsche Bank AG/London
2.50%, 02/13/19	50	50,523
3.45%, 03/30/15	50	50,596
Series 3FXD
1.40%, 02/13/17	100	100,107
Fifth Third Bancorp
2.30%, 03/01/19 (Call 01/30/19)	100	100,199
3.63%, 01/25/16	75	77,517
Goldman Sachs Group Inc. (The)
2.55%, 10/23/19	25	24,871
2.90%, 07/19/18	25	25,647
3.30%, 05/03/15	100	101,280
3.63%, 02/07/16	100	103,232
5.35%, 01/15/16	150	157,976
5.95%, 01/18/18	150	167,827
7.50%, 02/15/19	100	119,704
HSBC USA Inc.
1.30%, 06/23/17	100	100,217
2.38%, 02/13/15	100	100,586
JPMorgan Chase & Co.
1.35%, 02/15/17	200	200,144
1.63%, 05/15/18	150	148,560
2.00%, 08/15/17	75	76,049
2.20%, 10/22/19	100	98,966
3.70%, 01/20/15	100	100,707
5.15%, 10/01/15	75	77,930
6.30%, 04/23/19	50	58,223
KeyCorp
2.30%, 12/13/18 (Call 11/13/18)	25	25,072
3.75%, 08/13/15	75	76,758
Morgan Stanley
1.75%, 02/25/16	50	50,502
2.38%, 07/23/19	75	74,417
4.75%, 03/22/17	250	268,634
5.38%, 10/15/15	100	104,438
5.75%, 10/18/16	100	108,500
7.30%, 05/13/19	100	119,553

Security	Principal (000s)	Value

PNC Funding Corp.
2.70%, 09/19/16 (Call 08/19/16)[b]	$150	$154,633
5.25%, 11/15/15[b]	50	52,247
Royal Bank of Canada
0.85%, 03/08/16	150	150,469
2.15%, 03/15/19	75	75,458
2.20%, 07/27/18	50	50,755
Royal Bank of Scotland Group PLC
2.55%, 09/18/15	75	75,982
State Street Corp.
4.96%, 03/15/18	25	27,253
SunTrust Banks Inc.
2.35%, 11/01/18 (Call 10/01/18)	100	100,622
Toronto-Dominion Bank (The)
1.40%, 04/30/18	75	74,123
2.38%, 10/19/16	50	51,455
2.63%, 09/10/18	25	25,622
U.S. Bancorp/MN
2.20%, 11/15/16 (Call 10/14/16)	100	102,491
3.15%, 03/04/15	75	75,689
UBS AG/Stamford CT
5.88%, 12/20/17	200	225,277
Wells Fargo & Co.
1.25%, 07/20/16[a]	75	75,542
2.13%, 04/22/19[a]	100	99,939
2.63%, 12/15/16	100	103,284
3.63%, 04/15/15	100	101,365
3.68%, 06/15/16[c]	100	104,504
5.00%, 11/15/14	100	100,106
5.63%, 12/11/17	100	112,178
Westpac Banking Corp.
1.20%, 05/19/17	175	174,810
1.60%, 01/12/18	50	50,074
2.25%, 01/17/19	50	50,532
3.00%, 08/04/15	50	50,944

		8,774,377
BEVERAGES — 3.08%
Anheuser-Busch InBev Finance Inc.
2.15%, 02/01/19	50	50,041
Anheuser-Busch InBev Worldwide Inc.
0.80%, 07/15/15	150	150,317
1.38%, 07/15/17	50	50,026
Bottling Group LLC
5.13%, 01/15/19	50	56,134
5.50%, 04/01/16	50	53,494

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

Coca-Cola Co. (The)
1.15%, 04/01/18	$50	$49,496
1.65%, 11/01/18	50	49,959
1.80%, 09/01/16	50	51,006
Diageo Capital PLC
5.75%, 10/23/17	100	112,331
PepsiCo Inc.
0.75%, 03/05/15	75	75,118
2.25%, 01/07/19 (Call 12/07/18)	25	25,307
2.50%, 05/10/16	50	51,481

		774,710
BIOTECHNOLOGY — 1.20%
Amgen Inc.
1.25%, 05/22/17	75	74,564
2.13%, 05/15/17	75	76,233
2.20%, 05/22/19 (Call 04/22/19)	50	49,672
2.50%, 11/15/16	50	51,336
Gilead Sciences Inc.
2.05%, 04/01/19	50	50,047

		301,852
BUILDING MATERIALS — 0.32%
CRH America Inc.
6.00%, 09/30/16	75	81,443

		81,443
CHEMICALS — 2.21%
CF Industries Inc.
6.88%, 05/01/18	75	86,515
Dow Chemical Co. (The)
2.50%, 02/15/16	50	51,119
8.55%, 05/15/19	50	62,955
E.I. du Pont de Nemours & Co.
3.25%, 01/15/15	50	50,288
Eastman Chemical Co.
2.40%, 06/01/17	50	50,890
Ecolab Inc.
3.00%, 12/08/16	50	51,897
Monsanto Co.
2.13%, 07/15/19	25	24,967
Potash Corp. of Saskatchewan Inc.
3.75%, 09/30/15	100	102,612
Praxair Inc.
4.63%, 03/30/15	50	50,825
Sherwin-Williams Co. (The)
1.35%, 12/15/17	25	24,908

		556,976

Security	Principal (000s)	Value

COMMERCIAL SERVICES — 0.61%
Synchrony Financial
3.00%, 08/15/19 (Call 07/15/19)	$100	$100,965
Western Union Co. (The)
2.88%, 12/10/17	50	51,459

		152,424
COMPUTERS — 2.70%
Apple Inc.
1.00%, 05/03/18	50	49,048
1.05%, 05/05/17	75	75,049
EMC Corp./MA
1.88%, 06/01/18	75	74,417
Hewlett-Packard Co.
2.20%, 12/01/15	50	50,755
2.60%, 09/15/17	50	51,207
3.00%, 09/15/16	75	77,460
3.30%, 12/09/16	50	52,022
International Business Machines Corp.
0.45%, 05/06/16	150	149,516
1.95%, 02/12/19	100	100,161

		679,635
COSMETICS & PERSONAL CARE — 0.60%
Procter & Gamble Co. (The)
0.75%, 11/04/16	100	100,186
3.15%, 09/01/15	50	51,162

		151,348
DIVERSIFIED FINANCIAL SERVICES — 8.40%
Air Lease Corp.
3.38%, 01/15/19 (Call 12/15/18)[a]	25	25,375
5.63%, 04/01/17	50	53,875
American Express Co.
1.55%, 05/22/18	100	98,427
7.00%, 03/19/18	50	58,266
American Express Credit Corp.
1.13%, 06/05/17	100	99,509
1.75%, 06/12/15	100	100,774
2.13%, 03/18/19	50	50,006
2.38%, 03/24/17	50	51,309
Credit Suisse USA Inc.
4.88%, 01/15/15	75	75,664
Ford Motor Credit Co. LLC
4.21%, 04/15/16	100	104,370
6.63%, 08/15/17	200	225,361

48	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

8.00%, 12/15/16	$100	$113,350
General Electric Capital Corp.
1.25%, 05/15/17 (Call 04/13/17)	100	100,345
1.50%, 07/12/16	100	101,264
1.60%, 11/20/17	225	226,459
1.63%, 07/02/15	25	25,210
2.15%, 01/09/15	100	100,347
3.50%, 06/29/15	100	102,057
6.00%, 08/07/19	50	58,625
International Lease Finance Corp.
6.75%, 09/01/16[d]	75	80,337
Jefferies Group LLC
5.13%, 04/13/18	50	54,171
Nomura Holdings Inc.
2.75%, 03/19/19	50	50,482
NYSE Euronext
2.00%, 10/05/17	50	50,937
Vesey Street Investment Trust I
4.40%, 09/01/16[c]	100	105,762

		2,112,282
ELECTRIC — 1.53%
American Electric Power Co. Inc.
1.65%, 12/15/17 (Call 11/15/17)	50	50,091
Dominion Resources Inc./VA
6.40%, 06/15/18	75	86,268
Duke Energy Corp.
2.10%, 06/15/18 (Call 05/15/18)	50	50,492
Entergy Corp.
4.70%, 01/15/17 (Call 12/15/16)	25	26,376
Exelon Generation Co. LLC
6.20%, 10/01/17	25	28,142
Pacific Gas & Electric Co.
8.25%, 10/15/18	50	61,040
Southern Co. (The)
2.45%, 09/01/18	25	25,472
Virginia Electric and Power Co.
5.40%, 04/30/18	50	56,149

		384,030
ELECTRONICS — 0.52%
Honeywell International Inc.
5.30%, 03/01/18	25	27,998
Thermo Fisher Scientific Inc.
1.85%, 01/15/18	50	49,984
3.20%, 03/01/16	50	51,552

		129,534

Security	Principal (000s)	Value

ENTERTAINMENT — 0.22%
International Game Technology
7.50%, 06/15/19	$50	$55,832

		55,832
FOOD — 1.65%
ConAgra Foods Inc.
1.90%, 01/25/18	25	24,885
General Mills Inc.
5.20%, 03/17/15	75	76,215
Kraft Foods Group Inc.
6.13%, 08/23/18	50	57,523
Kroger Co. (The)
2.30%, 01/15/19 (Call 12/15/18)	50	50,063
Mondelez International Inc.
6.50%, 08/11/17	50	56,471
Tyson Foods Inc.
2.65%, 08/15/19 (Call 07/15/19)	50	50,529
Unilever Capital Corp.
0.85%, 08/02/17	100	99,064

		414,750
GAS — 0.24%
National Grid PLC
6.30%, 08/01/16	25	27,263
Sempra Energy
9.80%, 02/15/19	25	32,549

		59,812
HEALTH CARE — PRODUCTS — 0.50%
Baxter International Inc.
0.95%, 06/01/16	50	50,086
Medtronic Inc.
3.00%, 03/15/15	50	50,490
Stryker Corp.
2.00%, 09/30/16	25	25,508

		126,084
HEALTH CARE — SERVICES — 0.90%
UnitedHealth Group Inc.
0.85%, 10/15/15	50	50,204
1.40%, 10/15/17	50	50,332
WellPoint Inc.
1.25%, 09/10/15	50	50,278
2.25%, 08/15/19	25	24,759
2.30%, 07/15/18	50	50,455

		226,028

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

HOUSEHOLD PRODUCTS & WARES — 0.24%
Kimberly-Clark Corp.
7.50%, 11/01/18	$50	$60,445

		60,445
INSURANCE — 1.92%
Aflac Inc.
2.65%, 02/15/17	75	77,482
American International Group Inc.
2.30%, 07/16/19 (Call 06/16/19)	50	50,497
Berkshire Hathaway Finance Corp.
1.30%, 05/15/18	100	98,931
1.60%, 05/15/17	50	50,638
Berkshire Hathaway Inc.
2.20%, 08/15/16	100	102,542
MetLife Inc.
1.76%, 12/15/17	50	50,427
Prudential Financial Inc.
Series D
4.75%, 09/17/15	50	51,737

		482,254
INTERNET — 0.49%
eBay Inc.
1.35%, 07/15/17	50	49,713
2.20%, 08/01/19 (Call 07/01/19)[a]	75	74,279

		123,992
MACHINERY — 1.80%
Caterpillar Financial Services Corp.
1.00%, 11/25/16	75	75,028
5.45%, 04/15/18	25	28,079
Series G
1.25%, 11/06/17	50	49,796
John Deere Capital Corp.
0.95%, 06/29/15	25	25,108
1.13%, 06/12/17	100	99,785
1.55%, 12/15/17	100	100,170
1.95%, 12/13/18	50	49,968
2.25%, 06/07/16	25	25,613

		453,547
MANUFACTURING — 1.13%
3M Co.
1.38%, 09/29/16	50	50,728
Eaton Corp.
0.95%, 11/02/15	50	50,144
1.50%, 11/02/17	25	24,934

Security	Principal (000s)	Value

General Electric Co.
5.25%, 12/06/17	$75	$83,484
Illinois Tool Works Inc.
0.90%, 02/25/17	75	74,873

		284,163
MEDIA — 3.41%
21st Century Fox America Inc.
6.90%, 03/01/19	50	59,198
Comcast Corp.
5.70%, 05/15/18	50	56,702
5.85%, 11/15/15	50	52,755
6.50%, 01/15/17	50	55,864
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
3.50%, 03/01/16	175	180,800
Thomson Reuters Corp.
0.88%, 05/23/16	25	24,956
Time Warner Cable Inc.
5.85%, 05/01/17	50	55,281
6.75%, 07/01/18	50	58,194
8.25%, 04/01/19	50	62,103
Time Warner Inc.
2.10%, 06/01/19	50	49,199
5.88%, 11/15/16	25	27,299
Viacom Inc.
1.25%, 02/27/15	50	50,122
Walt Disney Co. (The)
0.45%, 12/01/15	50	49,962
1.10%, 12/01/17	50	49,752
1.85%, 05/30/19	25	24,883

		857,070
METAL FABRICATE & HARDWARE — 0.10%
Precision Castparts Corp.
0.70%, 12/20/15	25	25,063

		25,063
MINING — 1.90%
BHP Billiton Finance USA Ltd.
1.00%, 02/24/15	100	100,196
1.63%, 02/24/17	75	75,902
Freeport-McMoRan Inc.
2.15%, 03/01/17	50	50,648
Rio Tinto Finance USA Ltd.
2.50%, 05/20/16	50	51,181

50	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

Rio Tinto Finance USA PLC
1.38%, 06/17/16	$50	$50,314
1.63%, 08/21/17 (Call 07/21/17)	75	75,255
2.25%, 12/14/18 (Call 11/14/18)	50	50,273
Teck Resources Ltd.
3.00%, 03/01/19[a]	25	24,704

		478,473
OFFICE & BUSINESS EQUIPMENT — 0.40%
Xerox Corp.
2.75%, 03/15/19	50	50,431
4.25%, 02/15/15	50	50,497

		100,928
OIL & GAS — 7.13%
Anadarko Petroleum Corp.
5.95%, 09/15/16	50	54,358
6.38%, 09/15/17	50	56,445
BP Capital Markets PLC
2.24%, 09/26/18	50	50,418
2.24%, 05/10/19[a]	75	74,885
2.25%, 11/01/16	50	51,185
3.13%, 10/01/15	50	51,148
3.88%, 03/10/15	50	50,585
Chevron Corp.
1.72%, 06/24/18 (Call 05/24/18)	125	125,795
ConocoPhillips
5.75%, 02/01/19	50	57,428
ConocoPhillips Canada Funding Co. I
5.63%, 10/15/16	50	54,651
Devon Energy Corp.
2.40%, 07/15/16 (Call 06/15/16)	75	77,007
6.30%, 01/15/19	25	28,878
Encana Corp.
5.90%, 12/01/17	50	56,085
Ensco PLC
3.25%, 03/15/16	50	51,544
EQT Corp.
8.13%, 06/01/19	25	30,585
Exxon Mobil Corp.
0.92%, 03/15/17	50	49,994
1.82%, 03/15/19 (Call 02/15/19)	25	25,086
Hess Corp.
8.13%, 02/15/19	50	61,286
Marathon Oil Corp.
0.90%, 11/01/15	50	50,017

Security	Principal (000s)	Value

Occidental Petroleum Corp.
1.75%, 02/15/17	$50	$50,630
Petro-Canada
6.05%, 05/15/18	50	57,108
Phillips 66
2.95%, 05/01/17	25	25,961
Pride International Inc.
8.50%, 06/15/19	50	61,616
Shell International Finance BV
0.90%, 11/15/16	75	75,233
2.00%, 11/15/18	25	25,293
3.10%, 06/28/15	50	50,914
4.30%, 09/22/19	50	55,057
Statoil ASA
1.80%, 11/23/16	75	76,379
Total Capital International SA
1.00%, 08/12/16	75	75,232
Total Capital SA
2.13%, 08/10/18	100	101,210
Transocean Inc.
2.50%, 10/15/17	50	49,251
Valero Energy Corp.
9.38%, 03/15/19	25	31,897

		1,793,161
OIL & GAS SERVICES — 0.11%
Weatherford International Ltd./Bermuda
6.00%, 03/15/18	25	27,996

		27,996
PHARMACEUTICALS — 4.83%
AbbVie Inc.
1.20%, 11/06/15	50	50,285
1.75%, 11/06/17	25	25,084
2.00%, 11/06/18	50	49,773
Actavis Funding SCS
2.45%, 06/15/19[d]	25	24,246
AstraZeneca PLC
5.90%, 09/15/17	50	56,350
Express Scripts Holding Co.
2.25%, 06/15/19	50	49,767
3.13%, 05/15/16	25	25,867
GlaxoSmithKline Capital PLC
1.50%, 05/08/17	125	126,135

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

Johnson & Johnson
2.15%, 05/15/16	$50	$51,301
McKesson Corp.
2.28%, 03/15/19	25	24,945
3.25%, 03/01/16	75	77,289
Medco Health Solutions Inc.
7.13%, 03/15/18	125	145,701
Merck & Co. Inc.
1.10%, 01/31/18[a]	50	49,627
Merck Sharp & Dohme Corp.
4.75%, 03/01/15	75	76,014
Mylan Inc./PA
1.80%, 06/24/16	50	50,675
Novartis Capital Corp.
2.90%, 04/24/15	50	50,577
Novartis Securities Investment Ltd.
5.13%, 02/10/19	25	28,145
Pfizer Inc.
1.10%, 05/15/17[a]	100	100,000
1.50%, 06/15/18	50	49,873
2.10%, 05/15/19	50	50,308
Sanofi
2.63%, 03/29/16	50	51,424

		1,213,386
PIPELINES — 1.08%
Enterprise Products Operating LLC
1.25%, 08/13/15	50	50,116
Kinder Morgan Energy Partners LP
3.50%, 03/01/16	50	51,462
5.95%, 02/15/18	25	27,879
ONEOK Partners LP
8.63%, 03/01/19	75	92,738
TransCanada PipeLines Ltd.
0.75%, 01/15/16[a]	50	49,957

		272,152
REAL ESTATE INVESTMENT TRUSTS — 0.81%
American Tower Corp.
3.40%, 02/15/19	25	25,540
ARC Properties Operating Partnership LP/Clark Acquisition LLC
Series WI
2.00%, 02/06/17	50	48,900
Simon Property Group LP
2.15%, 09/15/17 (Call 06/15/17)	75	76,830

Security	Principal (000s)	Value

Ventas Realty LP/Ventas Capital Corp.
4.00%, 04/30/19 (Call 01/30/19)	$50	$53,385

		204,655
RETAIL — 2.24%
Costco Wholesale Corp.
0.65%, 12/07/15	50	50,127
CVS Health Corp.
2.25%, 12/05/18 (Call 11/05/18)	25	25,212
3.25%, 05/18/15	50	50,705
Home Depot Inc. (The)
2.00%, 06/15/19 (Call 05/15/19)	50	49,991
5.40%, 03/01/16	50	53,026
McDonald’s Corp.
5.80%, 10/15/17	25	28,142
Target Corp.
2.30%, 06/26/19	50	50,352
Wal-Mart Stores Inc.
0.60%, 04/11/16	100	100,019
1.95%, 12/15/18	50	50,321
Walgreen Co.
1.00%, 03/13/15	50	50,095
5.25%, 01/15/19	50	55,595

		563,585
SAVINGS & LOANS — 0.10%
Santander Holdings USA Inc./PA
3.45%, 08/27/18 (Call 07/27/18)	25	26,059

		26,059
SEMICONDUCTORS — 0.69%
Intel Corp.
1.35%, 12/15/17	50	49,866
Texas Instruments Inc.
1.00%, 05/01/18	125	122,566

		172,432
SOFTWARE — 1.33%
Microsoft Corp.
1.63%, 09/25/15	50	50,577
1.63%, 12/06/18	50	49,868
4.20%, 06/01/19	25	27,533
Oracle Corp.
1.20%, 10/15/17	75	74,785
2.38%, 01/15/19[a]	75	76,169
5.75%, 04/15/18	50	56,712

		335,644

52	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

TELECOMMUNICATIONS — 6.10%
AT&T Inc.
0.90%, 02/12/16	$75	$75,168
1.70%, 06/01/17[a]	100	100,866
2.30%, 03/11/19	50	50,314
5.50%, 02/01/18	100	111,793
5.80%, 02/15/19	75	85,852
British Telecommunications PLC
5.95%, 01/15/18	100	112,764
Cisco Systems Inc.
2.13%, 03/01/19	100	100,358
5.50%, 02/22/16	50	53,161
Deutsche Telekom International Finance BV
5.75%, 03/23/16	75	79,840
Orange SA
2.13%, 09/16/15	50	50,556
Rogers Communications Inc.
7.50%, 03/15/15	75	76,818
Telefonica Emisiones SAU
5.88%, 07/15/19	50	57,258
6.42%, 06/20/16	50	54,062
Verizon Communications Inc.
1.35%, 06/09/17	75	74,903
2.00%, 11/01/16	25	25,463
3.65%, 09/14/18	100	105,897
5.50%, 02/15/18	75	83,873
5.55%, 02/15/16	75	79,467
Vodafone Group PLC
1.50%, 02/19/18	50	49,394
1.63%, 03/20/17	50	50,273
5.63%, 02/27/17	50	54,768

		1,532,848
TRANSPORTATION — 0.45%
Burlington Northern Santa Fe LLC
5.65%, 05/01/17	50	55,287
Canadian National Railway Co.
5.55%, 03/01/19	50	57,328

		112,615

TOTAL CORPORATE BONDS & NOTES
(Cost: $24,837,079)		24,856,810

Security	Shares (000s)	Value

SHORT-TERM INVESTMENTS — 5.08%
MONEY MARKET FUNDS — 5.08%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[b,e,f]	782	$781,950
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[b,e,f]	75	74,978
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,e]	419	419,206

		1,276,134

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,276,134)		1,276,134

TOTAL INVESTMENTS IN SECURITIES — 103.92%
(Cost: $26,113,213)		26,132,944
Other Assets, Less Liabilities — (3.92)%		(984,645)

NET ASSETS — 100.00%		$25,148,299

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	53

Schedule of Investments

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES — 98.68%

AEROSPACE & DEFENSE — 1.72%
Boeing Capital Corp.
4.70%, 10/27/19	$250	$279,523
Boeing Co. (The)
4.88%, 02/15/20	600	676,240
General Dynamics Corp.
1.00%, 11/15/17	150	148,344
2.25%, 07/15/16	100	102,594
3.60%, 11/15/42 (Call 05/15/42)	150	138,779
3.88%, 07/15/21 (Call 04/15/21)	350	374,548
Lockheed Martin Corp.
3.35%, 09/15/21	550	569,324
4.07%, 12/15/42	200	195,124
4.85%, 09/15/41	400	436,273
Raytheon Co.
2.50%, 12/15/22 (Call 09/15/22)	650	626,972
3.13%, 10/15/20	150	153,664
United Technologies Corp.
1.80%, 06/01/17	900	915,027
3.10%, 06/01/22	875	888,353
4.50%, 06/01/42	1,550	1,657,506
5.70%, 04/15/40	75	92,504
6.13%, 02/01/19	25	29,149

		7,283,924
AGRICULTURE — 1.10%
Archer-Daniels-Midland Co.
4.02%, 04/16/43	150	146,447
4.48%, 03/01/21	250	275,198
5.45%, 03/15/18	300	336,101
5.77%, 03/01/41[a]	325	405,029
Philip Morris International Inc.
1.13%, 08/21/17	1,325	1,319,639
2.50%, 08/22/22	475	459,392
3.60%, 11/15/23	500	514,620
3.88%, 08/21/42	850	793,172
4.13%, 03/04/43	200	194,013
4.38%, 11/15/41	100	100,733
5.65%, 05/16/18	100	113,195

		4,657,539

Security	Principal (000s)	Value

AIRLINES — 0.18%
Continental Airlines Inc. 2012-2 Pass Through Trust Class A
4.00%, 04/29/26	$142	$143,432
United Airlines 2014-2 Class A Pass Through Trust Series A
3.75%, 03/03/28	600	597,000

		740,432
APPAREL — 0.06%
NIKE Inc.
2.25%, 05/01/23 (Call 02/01/23)	250	237,211

		237,211
AUTO MANUFACTURERS — 1.21%
American Honda Finance Corp.
2.13%, 10/10/18	500	504,092
2.25%, 08/15/19	200	200,647
Daimler Finance North America LLC
8.50%, 01/18/31	325	490,175
Toyota Motor Credit Corp.
1.75%, 05/22/17	1,575	1,597,072
2.00%, 09/15/16	750	766,310
2.00%, 10/24/18	300	302,198
2.10%, 01/17/19[b]	150	150,853
2.63%, 01/10/23	750	735,343
3.30%, 01/12/22	350	361,687

		5,108,377
BANKS — 33.50%
Abbey National Treasury Services PLC/London
1.38%, 03/13/17	500	501,310
4.00%, 04/27/16	350	365,921
4.00%, 03/13/24	500	514,787
Australia & New Zealand Banking Group Ltd./New York NY
1.25%, 06/13/17	150	150,030
1.45%, 05/15/18	500	494,392
1.88%, 10/06/17	250	252,446
2.25%, 06/13/19	200	200,537
Bank of America Corp.
1.25%, 01/11/16	200	200,860
2.60%, 01/15/19	500	504,401

54	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

3.30%, 01/11/23	$925	$908,368
4.13%, 01/22/24[b]	350	360,570
4.88%, 04/01/44	350	374,338
5.00%, 05/13/21	100	110,198
5.63%, 07/01/20	100	113,423
5.70%, 01/24/22	250	286,496
5.75%, 12/01/17	500	556,706
5.88%, 02/07/42	1,000	1,222,135
6.40%, 08/28/17	1,800	2,025,836
6.50%, 08/01/16	950	1,034,537
6.50%, 07/15/18	75	85,957
6.88%, 04/25/18	350	405,108
7.63%, 06/01/19	2,250	2,720,498
Series 1
3.75%, 07/12/16	1,000	1,042,067
Bank of Montreal
1.30%, 07/15/16	450	453,674
1.40%, 09/11/17	650	649,232
1.45%, 04/09/18 (Call 03/09/18)[b]	300	296,925
2.55%, 11/06/22 (Call 10/06/22)	300	288,073
Bank of New York Mellon Corp. (The)
1.35%, 03/06/18 (Call 02/06/18)	500	492,105
2.10%, 01/15/19 (Call 12/15/18)	350	347,783
2.30%, 07/28/16	915	936,491
3.25%, 09/11/24 (Call 08/11/24)	400	397,838
3.40%, 05/15/24 (Call 04/15/24)	250	251,322
3.55%, 09/23/21 (Call 08/23/21)	350	366,298
3.65%, 02/04/24 (Call 01/05/24)	100	102,476
Bank of Nova Scotia (The)
1.45%, 04/25/18[b]	550	544,478
2.05%, 06/05/19	1,200	1,191,731
2.55%, 01/12/17	1,250	1,289,448
Bank One Corp.
8.00%, 04/29/27	25	33,481
Barclays Bank PLC
2.50%, 02/20/19	600	604,674
3.75%, 05/15/24	500	505,022
5.00%, 09/22/16	650	697,871
5.13%, 01/08/20	400	450,173
6.75%, 05/22/19	250	296,944
BB&T Corp.
1.60%, 08/15/17 (Call 07/14/17)	1,200	1,200,246
2.25%, 02/01/19 (Call 01/02/19)	400	402,566
5.20%, 12/23/15	500	524,614

Security	Principal (000s)	Value

BNP Paribas SA
2.38%, 09/14/17[b]	$250	$254,972
2.40%, 12/12/18[b]	500	502,762
2.45%, 03/17/19[b]	200	201,753
3.25%, 03/03/23	500	500,553
3.60%, 02/23/16	825	853,776
5.00%, 01/15/21	600	668,381
BPCE SA
2.50%, 12/10/18	250	252,649
2.50%, 07/15/19	250	250,566
4.00%, 04/15/24[b]	500	514,915
Branch Banking & Trust Co.
2.30%, 10/15/18 (Call 09/15/18)	250	253,171
2.85%, 04/01/21 (Call 03/01/21)	350	351,784
Canadian Imperial Bank of Commerce/Canada
1.35%, 07/18/16	350	352,989
Capital One N.A./Mclean VA
1.50%, 09/05/17 (Call 08/05/17)	250	248,808
2.95%, 07/23/21	250	248,006
Citigroup Inc.
1.25%, 01/15/16[b]	25	25,121
1.70%, 07/25/16	1,000	1,008,772
1.75%, 05/01/18	550	544,301
2.50%, 09/26/18	1,000	1,010,464
2.50%, 07/29/19	250	250,905
3.38%, 03/01/23	500	497,131
4.45%, 01/10/17	1,200	1,278,110
4.50%, 01/14/22	1,500	1,619,047
5.38%, 08/09/20	125	141,411
5.85%, 08/02/16	1,000	1,078,813
5.88%, 01/30/42	250	305,061
6.13%, 11/21/17	750	845,481
6.13%, 05/15/18	1,000	1,134,440
6.88%, 03/05/38[b]	17	22,621
8.13%, 07/15/39	850	1,279,636
8.50%, 05/22/19	350	439,446
Comerica Bank
5.75%, 11/21/16	250	273,375
Commonwealth Bank of Australia/New York NY
1.13%, 03/13/17	250	249,609
1.90%, 09/18/17	700	708,611

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

2.25%, 03/13/19	$500	$502,102
2.50%, 09/20/18	100	101,979
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands
3.38%, 01/19/17	1,250	1,310,626
3.88%, 02/08/22	975	1,030,683
3.95%, 11/09/22	500	507,758
5.25%, 05/24/41	300	347,027
5.75%, 12/01/43	500	581,992
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/NY
2.25%, 01/14/19	400	404,356
Credit Suisse/New York NY
2.30%, 05/28/19	1,750	1,744,828
3.00%, 10/29/21	250	247,636
3.63%, 09/09/24	750	750,631
4.38%, 08/05/20	800	870,651
Deutsche Bank AG/London
3.25%, 01/11/16	425	437,263
3.70%, 05/30/24	515	518,117
6.00%, 09/01/17	1,200	1,341,684
Series 3FXD
1.40%, 02/13/17	250	250,323
Fifth Third Bank/Cincinnati OH
1.15%, 11/18/16 (Call 10/18/16)	500	500,806
2.38%, 04/25/19 (Call 03/25/19)	350	352,435
Goldman Sachs Group Inc. (The)
1.60%, 11/23/15	1,450	1,460,434
2.38%, 01/22/18	1,000	1,010,754
2.90%, 07/19/18	300	306,820
3.63%, 02/07/16	1,125	1,161,822
3.63%, 01/22/23	800	799,439
4.00%, 03/03/24	150	152,400
4.80%, 07/08/44 (Call 01/08/44)	200	206,095
5.25%, 07/27/21	200	223,198
5.35%, 01/15/16	250	263,409
5.75%, 01/24/22	1,850	2,115,755
6.13%, 02/15/33	700	847,729
6.15%, 04/01/18	1,575	1,777,082
6.25%, 09/01/17	50	56,129
6.25%, 02/01/41	750	923,084
7.50%, 02/15/19	150	179,111
HSBC Bank USA N.A./New York NY
4.88%, 08/24/20	1,150	1,267,540

Security	Principal (000s)	Value

HSBC Holdings PLC
4.00%, 03/30/22	$450	$478,031
4.25%, 03/14/24[b]	500	511,460
4.88%, 01/14/22	100	111,482
5.10%, 04/05/21	625	705,703
5.25%, 03/14/44	500	540,292
6.50%, 05/02/36	950	1,186,003
6.50%, 09/15/37	900	1,118,402
HSBC USA Inc.
2.25%, 06/23/19	500	501,568
Huntington National Bank (The)
2.20%, 04/01/19 (Call 03/01/19)	500	498,776
JPMorgan Chase & Co.
1.13%, 02/26/16	250	250,844
1.63%, 05/15/18	100	98,967
1.80%, 01/25/18	250	249,854
2.00%, 08/15/17	600	606,973
2.35%, 01/28/19[b]	1,500	1,509,748
3.15%, 07/05/16	1,350	1,396,628
3.20%, 01/25/23[b]	600	594,217
3.25%, 09/23/22	1,275	1,273,706
3.38%, 05/01/23	100	96,977
3.88%, 02/01/24[b]	850	876,028
3.88%, 09/10/24	600	594,670
4.35%, 08/15/21	175	188,466
4.63%, 05/10/21	250	273,378
5.40%, 01/06/42	800	927,655
5.60%, 07/15/41	50	59,292
6.00%, 01/15/18	600	675,966
6.30%, 04/23/19	700	814,006
6.40%, 05/15/38[b]	425	548,183
JPMorgan Chase Bank N.A.
6.00%, 10/01/17	1,400	1,565,809
KeyBank N.A./Cleveland OH
1.65%, 02/01/18	250	248,441
Lloyds Bank PLC
2.35%, 09/05/19	300	299,064
4.20%, 03/28/17	750	801,729
Manufacturers & Traders Trust Co.
1.45%, 03/07/18 (Call 02/05/18)	250	246,698
2.25%, 07/25/19 (Call 06/25/19)	250	249,680
2.30%, 01/30/19 (Call 12/30/18)	250	251,401

56	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

Morgan Stanley
1.75%, 02/25/16	$500	$504,780
2.13%, 04/25/18	500	500,612
2.50%, 01/24/19[b]	600	603,392
3.75%, 02/25/23	850	859,404
3.80%, 04/29/16	1,750	1,819,397
4.75%, 03/22/17	1,850	1,989,703
5.50%, 01/26/20	650	731,913
5.50%, 07/28/21	800	907,403
5.63%, 09/23/19	850	962,903
5.75%, 01/25/21	150	171,686
6.38%, 07/24/42	875	1,128,618
6.63%, 04/01/18	1,200	1,374,322
Series F
3.88%, 04/29/24	1,000	1,007,170
MUFG Union Bank N.A.
2.13%, 06/16/17	350	356,314
2.63%, 09/26/18 (Call 08/26/18)	500	510,725
National Australia Bank Ltd./New York
1.60%, 08/07/15	25	25,238
2.75%, 03/09/17	700	725,582
3.00%, 01/20/23	250	246,682
National Bank of Canada
1.45%, 11/07/17 (Call 10/07/17)	250	248,373
Northern Trust Corp.
2.38%, 08/02/22	375	363,588
3.95%, 10/30/25	250	259,863
PNC Bank N.A.
1.13%, 01/27/17 (Call 12/28/16)[c]	750	750,204
2.20%, 01/28/19 (Call 12/29/18)[c]	250	251,205
2.70%, 11/01/22 (Call 10/01/22)[c]	250	240,649
2.95%, 01/30/23 (Call 12/30/22)[c]	400	390,394
4.20%, 11/01/25 (Call 10/02/25)[c]	350	369,335
PNC Funding Corp.
2.70%, 09/19/16 (Call 08/19/16)[c]	650	669,582
5.13%, 02/08/20[c]	675	762,716
Royal Bank of Canada
0.85%, 03/08/16	500	500,894
1.20%, 01/23/17	900	902,722
1.45%, 09/09/16	100	101,034
2.15%, 03/15/19	500	502,946
2.20%, 07/27/18	700	710,877
2.30%, 07/20/16	250	256,230

Security	Principal (000s)	Value

Royal Bank of Scotland PLC (The)
4.38%, 03/16/16	$700	$732,009
6.13%, 01/11/21	500	585,410
Societe Generale SA
2.75%, 10/12/17	500	516,602
State Street Corp.
2.88%, 03/07/16	500	515,702
3.10%, 05/15/23	300	293,935
3.70%, 11/20/23	250	259,667
Sumitomo Mitsui Banking Corp.
1.45%, 07/19/16	250	251,581
1.50%, 01/18/18	500	492,891
1.80%, 07/18/17	700	702,730
2.45%, 01/10/19	500	503,006
3.00%, 01/18/23	250	247,577
3.40%, 07/11/24	250	251,341
Svenska Handelsbanken AB
1.63%, 03/21/18[b]	500	498,303
2.88%, 04/04/17	350	363,609
3.13%, 07/12/16	500	518,978
Toronto-Dominion Bank (The)
1.40%, 04/30/18	750	740,923
1.50%, 09/09/16	100	101,181
2.13%, 07/02/19	100	99,631
2.25%, 11/05/19	300	299,600
2.38%, 10/19/16	725	745,557
2.63%, 09/10/18	500	513,450
U.S. Bancorp/MN
1.65%, 05/15/17 (Call 04/15/17)	700	707,735
2.20%, 11/15/16 (Call 10/14/16)	250	256,146
2.20%, 04/25/19 (Call 03/25/19)	1,000	1,003,838
2.95%, 07/15/22 (Call 06/15/22)	500	491,362
3.00%, 03/15/22 (Call 02/15/22)	500	503,116
3.60%, 09/11/24 (Call 08/11/24)	250	251,342
UBS AG/Stamford CT
2.38%, 08/14/19	500	500,141
4.88%, 08/04/20	700	784,299
5.75%, 04/25/18	100	112,887
5.88%, 12/20/17	900	1,013,609
Wachovia Corp.
5.50%, 08/01/35	350	392,874
5.63%, 10/15/16	850	922,877
5.75%, 06/15/17	700	778,077

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

Wells Fargo & Co.
1.40%, 09/08/17	$250	$250,193
1.50%, 01/16/18	500	497,998
2.10%, 05/08/17	500	510,231
2.15%, 01/15/19	2,500	2,502,133
3.00%, 01/22/21	650	659,532
3.50%, 03/08/22	975	1,004,043
3.68%, 06/15/16[a]	775	810,125
4.10%, 06/03/26	500	506,238
4.13%, 08/15/23	100	103,811
4.48%, 01/16/24	350	369,601
4.60%, 04/01/21	500	552,069
5.61%, 01/15/44	1,372	1,570,990
5.63%, 12/11/17	250	280,237
Series M
3.45%, 02/13/23	925	920,719
Westpac Banking Corp.
0.95%, 01/12/16	500	502,282
1.60%, 01/12/18	500	500,333
2.00%, 08/14/17	700	710,814
2.25%, 01/17/19[b]	350	353,677
4.88%, 11/19/19	425	474,348

		141,561,437
BEVERAGES — 3.88%
Anheuser-Busch InBev Finance Inc.
2.15%, 02/01/19[b]	1,250	1,251,077
2.63%, 01/17/23[b]	700	669,926
3.70%, 02/01/24[b]	250	257,014
4.63%, 02/01/44	300	313,121
Anheuser-Busch InBev Worldwide Inc.
1.38%, 07/15/17	1,700	1,700,121
2.50%, 07/15/22	200	191,502
3.75%, 07/15/42	950	868,903
8.20%, 01/15/39	250	378,655
Coca-Cola Co. (The)
0.75%, 11/01/16	200	199,933
1.15%, 04/01/18	350	345,492
1.65%, 03/14/18	700	704,392
1.65%, 11/01/18	350	350,157
1.80%, 09/01/16	600	612,366
2.45%, 11/01/20[b]	500	503,948
2.50%, 04/01/23	400	387,994
3.30%, 09/01/21	450	467,180

Security	Principal (000s)	Value

Coca-Cola FEMSA SAB de CV
2.38%, 11/26/18	$400	$403,824
3.88%, 11/26/23	250	260,101
Diageo Capital PLC
1.50%, 05/11/17	1,225	1,231,922
2.63%, 04/29/23 (Call 01/29/23)[b]	700	670,553
Diageo Investment Corp.
4.25%, 05/11/42	350	346,706
PepsiCo Inc.
0.95%, 02/22/17	100	99,699
2.25%, 01/07/19 (Call 12/07/18)	700	708,278
2.50%, 05/10/16	250	256,711
2.75%, 03/05/22	1,700	1,673,859
2.75%, 03/01/23	750	726,837
3.60%, 08/13/42[b]	350	312,641
4.00%, 03/05/42	350	332,728
7.90%, 11/01/18	125	153,603

		16,379,243
CHEMICALS — 1.15%
E.I. du Pont de Nemours & Co.
3.63%, 01/15/21	700	739,440
4.15%, 02/15/43	400	380,242
6.00%, 07/15/18	500	573,806
Lubrizol Corp.
8.88%, 02/01/19	250	314,345
Monsanto Co.
2.13%, 07/15/19	250	249,402
4.20%, 07/15/34 (Call 01/15/34)	750	767,025
Potash Corp. of Saskatchewan Inc.
3.63%, 03/15/24 (Call 12/15/23)	500	511,400
5.63%, 12/01/40	150	179,422
6.50%, 05/15/19	100	118,200
Praxair Inc.
2.20%, 08/15/22 (Call 05/15/22)	375	355,942
4.50%, 08/15/19	400	442,387
Sherwin-Williams Co. (The)
1.35%, 12/15/17	250	248,313

		4,879,924
COMMERCIAL SERVICES — 0.38%
Catholic Health Initiatives
2.95%, 11/01/22	500	484,890
Massachusetts Institute of Technology
5.60%, 07/01/11	350	450,127

58	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

MasterCard Inc.
2.00%, 04/01/19	$250	$249,700
3.38%, 04/01/24	250	254,868
Princeton University
5.70%, 03/01/39	100	127,956
Series A
4.95%, 03/01/19	50	56,406

		1,623,947
COMPUTERS — 2.78%
Apple Inc.
0.45%, 05/03/16	350	349,597
1.00%, 05/03/18	1,000	980,352
2.10%, 05/06/19	500	502,398
2.40%, 05/03/23	1,350	1,296,045
2.85%, 05/06/21	750	760,190
3.45%, 05/06/24	500	513,309
3.85%, 05/04/43	650	617,722
4.45%, 05/06/44[b]	250	262,316
EMC Corp./MA
1.88%, 06/01/18	500	494,455
2.65%, 06/01/20	500	492,619
3.38%, 06/01/23 (Call 03/01/23)	250	243,448
International Business Machines Corp.
0.45%, 05/06/16	250	249,485
1.25%, 02/08/18	500	495,417
1.63%, 05/15/20	500	481,064
1.88%, 05/15/19	300	298,272
3.63%, 02/12/24[b]	500	516,345
4.00%, 06/20/42	810	769,807
5.70%, 09/14/17	1,500	1,681,570
7.63%, 10/15/18	600	731,101

		11,735,512
COSMETICS & PERSONAL CARE — 0.82%
Colgate-Palmolive Co.
1.75%, 03/15/19	250	248,657
1.95%, 02/01/23	350	327,366
Procter & Gamble Co. (The)
0.75%, 11/04/16	250	249,817
1.45%, 08/15/16	1,610	1,632,092
5.55%, 03/05/37	810	1,006,872

		3,464,804

Security	Principal (000s)	Value

DIVERSIFIED FINANCIAL SERVICES — 5.45%
American Express Co.
2.65%, 12/02/22	$143	$139,083
4.05%, 12/03/42	337	325,534
7.00%, 03/19/18	550	640,922
American Express Credit Corp.
1.30%, 07/29/16	600	603,759
1.55%, 09/22/17	185	185,406
2.13%, 07/27/18	600	604,013
2.13%, 03/18/19	500	498,264
2.25%, 08/15/19	200	200,193
2.38%, 03/24/17	825	846,411
2.80%, 09/19/16	1,000	1,033,173
Ameriprise Financial Inc.
4.00%, 10/15/23	50	52,360
5.30%, 03/15/20[b]	500	569,731
Capital One Bank USA N.A.
2.25%, 02/13/19 (Call 01/13/19)	1,000	994,787
Charles Schwab Corp. (The)
4.45%, 07/22/20	300	331,717
CME Group Inc./IL
3.00%, 09/15/22	350	349,156
5.30%, 09/15/43 (Call 03/15/43)	100	117,050
Credit Suisse USA Inc.
5.38%, 03/02/16	75	79,481
General Electric Capital Corp.
1.00%, 01/08/16	800	804,089
1.63%, 04/02/18[b]	500	500,274
2.25%, 11/09/15	50	50,857
2.30%, 04/27/17	850	873,448
2.30%, 01/14/19	1,300	1,322,036
3.10%, 01/09/23	450	450,493
4.63%, 01/07/21	1,250	1,389,576
4.65%, 10/17/21	950	1,059,533
5.63%, 09/15/17	150	167,768
5.63%, 05/01/18	700	791,997
5.88%, 01/14/38	2,025	2,483,830
6.15%, 08/07/37	100	126,197
Series GMTN
6.38%, 11/15/67 (Call 11/15/17)[d]	1,000	1,070,000
HSBC Finance Corp.
6.68%, 01/15/21	800	940,356

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

Intercontinental Exchange Inc.
2.50%, 10/15/18	$250	$253,887
4.00%, 10/15/23	250	260,819
Invesco Finance PLC
3.13%, 11/30/22	300	297,257
Murray Street Investment Trust I
4.65%, 03/09/17[a]	1,150	1,229,812
National Rural Utilities Cooperative Finance Corp.
10.38%, 11/01/18	350	461,537
Series C
8.00%, 03/01/32	250	362,637
NYSE Euronext
2.00%, 10/05/17	250	252,546
TD Ameritrade Holding Corp.
5.60%, 12/01/19	250	287,311

		23,007,300
ELECTRIC — 3.49%
CenterPoint Energy Houston Electric LLC
3.55%, 08/01/42 (Call 02/01/42)	200	184,715
Commonwealth Edison Co.
5.80%, 03/15/18	600	679,680
Consolidated Edison Co. of New York Inc.
3.95%, 03/01/43 (Call 09/01/42)	250	241,354
4.45%, 03/15/44 (Call 09/15/43)	225	234,788
7.13%, 12/01/18	250	296,983
Series 08-B
6.75%, 04/01/38	350	477,127
Consumers Energy Co.
6.70%, 09/15/19	250	301,336
Duke Energy Carolinas LLC
4.00%, 09/30/42 (Call 03/30/42)	1,150	1,150,228
5.30%, 02/15/40	75	89,364
7.00%, 11/15/18	700	836,398
Duke Energy Florida Inc.
6.40%, 06/15/38	300	403,275
Duke Energy Progress Inc.
2.80%, 05/15/22 (Call 02/15/22)	275	274,925
5.30%, 01/15/19	50	56,539
Florida Power & Light Co.
2.75%, 06/01/23 (Call 12/01/22)	100	98,609
4.05%, 06/01/42 (Call 12/01/41)	650	658,712

Security	Principal (000s)	Value

4.05%, 10/01/44 (Call 04/01/44)	$105	$106,286
5.69%, 03/01/40	150	188,496
Georgia Power Co.
4.25%, 12/01/19	250	275,044
4.30%, 03/15/42	650	664,907
Series 10-C
4.75%, 09/01/40	100	108,472
Kentucky Utilities Co.
3.25%, 11/01/20 (Call 08/01/20)	50	52,112
5.13%, 11/01/40 (Call 05/01/40)	250	292,989
Pacific Gas & Electric Co.
3.50%, 10/01/20 (Call 07/01/20)	500	522,812
5.40%, 01/15/40[b]	150	174,500
5.80%, 03/01/37	150	181,384
6.05%, 03/01/34	1,250	1,556,160
PacifiCorp
6.00%, 01/15/39	500	639,606
Potomac Electric Power Co.
3.60%, 03/15/24 (Call 12/15/23)	200	207,823
Public Service Co. of Colorado
3.60%, 09/15/42 (Call 03/15/42)	275	259,320
Public Service Electric & Gas Co.
2.38%, 05/15/23 (Call 02/15/23)	100	95,801
San Diego Gas & Electric Co.
4.50%, 08/15/40	250	270,886
South Carolina Electric & Gas Co.
4.35%, 02/01/42 (Call 08/01/41)	300	310,678
Southern California Edison Co.
3.88%, 06/01/21 (Call 03/01/21)	350	376,238
4.65%, 10/01/43 (Call 04/01/43)	450	496,238
5.50%, 03/15/40	350	424,391
Series 08-A
5.95%, 02/01/38	50	63,262
Southern Co. (The)
2.45%, 09/01/18	100	101,806
Virginia Electric and Power Co.
5.40%, 04/30/18	550	618,046
8.88%, 11/15/38	475	787,516

		14,758,806
ELECTRICAL COMPONENTS & EQUIPMENT — 0.06%
Emerson Electric Co.
2.63%, 02/15/23 (Call 11/15/22)	250	243,620

		243,620

60	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

ELECTRONICS — 0.46%
Honeywell International Inc.
4.25%, 03/01/21	$300	$330,856
5.30%, 03/01/18	100	111,312
5.38%, 03/01/41	475	572,940
Koninklijke Philips NV
3.75%, 03/15/22	550	570,283
5.00%, 03/15/42	100	108,505
6.88%, 03/11/38	200	266,154

		1,960,050
ENGINEERING & CONSTRUCTION — 0.15%
ABB Finance USA Inc.
1.63%, 05/08/17	350	352,184
2.88%, 05/08/22	25	24,900
4.38%, 05/08/42	250	258,815

		635,899
FOOD — 0.52%
Sysco Corp.
4.35%, 10/02/34 (Call 04/02/34)	500	513,995
5.25%, 02/12/18	300	332,431
Unilever Capital Corp.
0.85%, 08/02/17	500	494,977
2.20%, 03/06/19[b]	650	656,508
5.90%, 11/15/32	150	197,643

		2,195,554
GAS — 0.10%
Atmos Energy Corp.
4.13%, 10/15/44 (Call 04/15/44)	200	202,266
ONE Gas Inc.
4.66%, 02/01/44 (Call 08/01/43)	200	220,220

		422,486
HAND & MACHINE TOOLS — 0.05%
Stanley Black & Decker Inc.
2.90%, 11/01/22	200	196,706

		196,706
HEALTH CARE — PRODUCTS — 1.54%
Baxter International Inc.
1.85%, 01/15/17	500	507,903
2.40%, 08/15/22	550	527,427
3.20%, 06/15/23 (Call 03/15/23)	700	698,186
5.90%, 09/01/16	30	32,711

Security	Principal (000s)	Value

Becton, Dickinson and Co.
3.13%, 11/08/21	$400	$399,764
3.25%, 11/12/20	200	201,326
Covidien International Finance SA
2.95%, 06/15/23 (Call 03/15/23)	250	242,845
6.55%, 10/15/37	275	357,109
CR Bard Inc.
1.38%, 01/15/18	250	247,255
Medtronic Inc.
1.38%, 04/01/18	50	49,449
2.63%, 03/15/16	850	871,515
3.63%, 03/15/24 (Call 12/15/23)	300	304,446
4.00%, 04/01/43 (Call 10/01/42)	450	418,977
4.63%, 03/15/44 (Call 09/15/43)	250	256,705
St. Jude Medical Inc.
2.50%, 01/15/16	350	357,263
3.25%, 04/15/23 (Call 01/15/23)	250	247,545
4.75%, 04/15/43 (Call 10/15/42)	150	155,718
Stryker Corp.
2.00%, 09/30/16	600	612,645

		6,488,789
HEALTH CARE — SERVICES — 1.28%
Aetna Inc.
1.50%, 11/15/17 (Call 10/15/17)	450	447,714
2.75%, 11/15/22 (Call 08/15/22)	300	288,752
4.50%, 05/15/42 (Call 11/15/41)	525	524,287
Coventry Health Care Inc.
5.45%, 06/15/21 (Call 03/15/21)	250	284,753
Howard Hughes Medical Institute
3.50%, 09/01/23	500	517,907
Kaiser Foundation Hospitals
4.88%, 04/01/42	250	276,939
UnitedHealth Group Inc.
1.40%, 10/15/17	500	501,124
2.75%, 02/15/23 (Call 11/15/22)	250	243,027
2.88%, 03/15/22 (Call 12/15/21)[b]	650	649,611
2.88%, 03/15/23	350	343,353
4.25%, 03/15/43 (Call 09/15/42)[b]	600	594,246
6.00%, 02/15/18	50	56,661
6.88%, 02/15/38[b]	500	673,895

		5,402,269

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

HOUSEHOLD PRODUCTS & WARES — 0.11%
Kimberly-Clark Corp.
6.63%, 08/01/37	$25	$34,240
7.50%, 11/01/18	350	423,522

		457,762
INSURANCE — 2.68%
ACE INA Holdings Inc.
2.60%, 11/23/15	700	713,908
3.35%, 05/15/24	200	201,066
AEGON Funding Co. LLC
5.75%, 12/15/20	250	287,302
Aflac Inc.
2.65%, 02/15/17	600	618,999
Allstate Corp. (The)
3.15%, 06/15/23	250	249,725
4.50%, 06/15/43	250	261,189
Arch Capital Group U.S. Inc.
5.14%, 11/01/43	100	109,026
Axis Specialty Finance LLC
5.88%, 06/01/20	100	114,354
Berkshire Hathaway Finance Corp.
0.95%, 08/15/16	350	351,447
1.30%, 05/15/18	500	493,017
1.60%, 05/15/17	600	606,855
3.00%, 05/15/22	450	451,981
4.40%, 05/15/42	250	254,470
5.75%, 01/15/40	50	61,011
Berkshire Hathaway Inc.
1.55%, 02/09/18	100	100,036
1.90%, 01/31/17	50	51,006
3.00%, 02/11/23	500	499,827
4.50%, 02/11/43	450	466,223
Chubb Corp. (The)
5.75%, 05/15/18	300	340,357
6.00%, 05/11/37	100	126,758
6.38%, 03/29/67 (Call 04/15/17)[d]	550	596,750
Loews Corp.
2.63%, 05/15/23 (Call 02/15/23)	250	236,914
4.13%, 05/15/43 (Call 11/15/42)	100	95,106
MetLife Inc.
1.76%, 12/15/17	450	453,242
4.13%, 08/13/42	610	587,138
4.88%, 11/13/43	500	533,705

Security	Principal (000s)	Value

6.75%, 06/01/16	$150	$163,671
7.72%, 02/15/19	750	916,419
Series D
4.37%, 09/15/23	500	538,117
Travelers Companies Inc. (The)
5.35%, 11/01/40	550	646,715
Travelers Property Casualty Corp.
6.38%, 03/15/33[b]	150	192,405

		11,318,739
INTERNET — 0.72%
Baidu Inc.
2.25%, 11/28/17	200	201,548
3.50%, 11/28/22	500	490,859
eBay Inc.
1.35%, 07/15/17	350	347,487
2.20%, 08/01/19 (Call 07/01/19)	500	490,705
2.60%, 07/15/22 (Call 04/15/22)	425	398,406
3.45%, 08/01/24 (Call 05/01/24)[b]	150	145,578
4.00%, 07/15/42 (Call 01/15/42)	100	85,638
Google Inc.
2.13%, 05/19/16[b]	600	614,594
3.38%, 02/25/24	250	257,679
3.63%, 05/19/21	25	26,792

		3,059,286
MACHINERY — 1.78%
Caterpillar Financial Services Corp.
2.10%, 06/09/19	1,050	1,051,444
2.85%, 06/01/22	350	347,059
Caterpillar Inc.
1.50%, 06/26/17	700	703,962
3.80%, 08/15/42	550	522,275
3.90%, 05/27/21	650	697,308
5.20%, 05/27/41	200	230,474
7.90%, 12/15/18	250	305,983
Cummins Inc.
3.65%, 10/01/23 (Call 07/01/23)	300	315,856
Deere & Co.
2.60%, 06/08/22 (Call 03/08/22)	600	588,015
3.90%, 06/09/42 (Call 12/09/41)	500	483,658
John Deere Capital Corp.
1.20%, 10/10/17	900	896,321
2.25%, 06/07/16	150	153,724
2.25%, 04/17/19	725	730,273

62	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

Series FIX
1.05%, 10/11/16	$500	$502,244

		7,528,596
MANUFACTURING — 0.97%
3M Co.
1.38%, 09/29/16	500	506,521
2.00%, 06/26/22	575	549,860
Danaher Corp.
3.90%, 06/23/21 (Call 03/23/21)	350	376,339
General Electric Co.
2.70%, 10/09/22	400	394,517
3.38%, 03/11/24	100	102,755
4.13%, 10/09/42	200	200,868
4.50%, 03/11/44	350	372,602
5.25%, 12/06/17	700	779,095
Illinois Tool Works Inc.
3.50%, 03/01/24 (Call 12/01/23)[b]	250	257,176
3.90%, 09/01/42 (Call 03/01/42)	475	458,635
6.25%, 04/01/19	100	117,377

		4,115,745
MEDIA — 2.92%
Comcast Corp.
2.85%, 01/15/23	750	742,694
3.60%, 03/01/24	200	205,844
4.25%, 01/15/33[b]	1,500	1,532,728
4.50%, 01/15/43[b]	1,000	1,029,354
4.65%, 07/15/42	950	1,002,107
4.75%, 03/01/44	250	267,827
5.70%, 05/15/18	250	283,572
5.85%, 11/15/15	850	896,265
6.45%, 03/15/37	100	128,842
6.50%, 01/15/17	875	977,210
6.95%, 08/15/37	550	747,682
NBCUniversal Media LLC
2.88%, 01/15/23	700	689,928
4.38%, 04/01/21	350	383,578
5.15%, 04/30/20	1,000	1,138,718
Walt Disney Co. (The)
1.10%, 12/01/17	500	496,355
1.13%, 02/15/17	500	501,385
1.35%, 08/16/16	300	303,482
2.35%, 12/01/22	500	485,432

Security	Principal (000s)	Value

Series E
4.13%, 12/01/41[b]	$500	$515,418

		12,328,421
METAL FABRICATE & HARDWARE — 0.19%
Precision Castparts Corp.
1.25%, 01/15/18	500	495,350
2.50%, 01/15/23 (Call 10/15/22)	300	289,699

		785,049
MINING — 1.85%
BHP Billiton Finance USA Ltd.
1.63%, 02/24/17	900	910,718
1.88%, 11/21/16	500	509,219
3.25%, 11/21/21	100	102,189
3.85%, 09/30/23	100	104,496
4.13%, 02/24/42	300	295,455
5.00%, 09/30/43	750	836,565
6.50%, 04/01/19	350	414,816
Rio Tinto Finance USA Ltd.
1.88%, 11/02/15	200	202,109
6.50%, 07/15/18	400	463,370
7.13%, 07/15/28	250	323,019
Rio Tinto Finance USA PLC
1.38%, 06/17/16	750	755,173
1.63%, 08/21/17 (Call 07/21/17)	1,000	1,004,595
2.88%, 08/21/22 (Call 05/21/22)[b]	740	720,765
3.50%, 03/22/22 (Call 12/22/21)	475	484,207
4.13%, 08/21/42 (Call 02/21/42)[b]	725	683,321

		7,810,017
OIL & GAS — 6.60%
Apache Corp.
3.25%, 04/15/22 (Call 01/15/22)	200	200,842
4.25%, 01/15/44 (Call 07/15/43)	475	439,171
4.75%, 04/15/43 (Call 10/15/42)	735	730,596
5.63%, 01/15/17	500	546,374
BP Capital Markets PLC
1.38%, 11/06/17	300	298,529
1.85%, 05/05/17	2,475	2,508,149
2.24%, 09/26/18	300	302,492
2.24%, 05/10/19	200	199,817
2.50%, 11/06/22	650	615,212
2.75%, 05/10/23	900	859,955
4.50%, 10/01/20	300	326,798
4.74%, 03/11/21	50	54,813

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

Chevron Corp.
0.89%, 06/24/16	$250	$250,949
1.72%, 06/24/18 (Call 05/24/18)	950	954,907
2.36%, 12/05/22 (Call 09/05/22)	500	481,007
3.19%, 06/24/23 (Call 03/24/23)	250	254,744
4.95%, 03/03/19	675	758,590
Conoco Funding Co.
7.25%, 10/15/31	400	565,171
ConocoPhillips
5.75%, 02/01/19	300	343,915
6.00%, 01/15/20	150	176,043
6.50%, 02/01/39	1,200	1,588,767
ConocoPhillips Canada Funding Co. I
5.63%, 10/15/16	900	981,934
ConocoPhillips Holding Co.
6.95%, 04/15/29	350	468,749
Diamond Offshore Drilling Inc.
5.70%, 10/15/39	150	151,824
5.88%, 05/01/19	250	282,197
EOG Resources Inc.
2.45%, 04/01/20 (Call 03/01/20)	250	249,263
2.63%, 03/15/23 (Call 12/15/22)	350	338,713
5.63%, 06/01/19	50	57,055
5.88%, 09/15/17	100	111,736
Exxon Mobil Corp.
0.92%, 03/15/17	500	498,234
3.18%, 03/15/24 (Call 12/15/23)	500	515,679
Occidental Petroleum Corp.
1.50%, 02/15/18 (Call 01/15/18)	540	536,927
2.70%, 02/15/23 (Call 11/15/22)	950	916,683
Shell International Finance BV
0.63%, 12/04/15	500	500,751
0.90%, 11/15/16	500	501,041
1.13%, 08/21/17	1,625	1,622,441
1.90%, 08/10/18	100	100,807
2.38%, 08/21/22	490	470,993
4.55%, 08/12/43	500	535,261
5.50%, 03/25/40	300	362,202
6.38%, 12/15/38	675	892,713
Suncor Energy Inc.
6.50%, 06/15/38	1,000	1,294,480
Total Capital Canada Ltd.
2.75%, 07/15/23	450	433,897

Security	Principal (000s)	Value

Total Capital International SA
0.75%, 01/25/16	$1,400	$1,402,801
2.13%, 01/10/19	100	100,626
2.70%, 01/25/23[b]	410	396,574
3.70%, 01/15/24	200	206,229
3.75%, 04/10/24	500	516,707
Total Capital SA
2.13%, 08/10/18	850	858,837
2.30%, 03/15/16	125	127,870

		27,890,065
OIL & GAS SERVICES — 0.81%
Baker Hughes Inc.
3.20%, 08/15/21 (Call 05/15/21)	350	358,640
5.13%, 09/15/40	400	447,261
Halliburton Co.
1.00%, 08/01/16	300	300,952
3.25%, 11/15/21 (Call 08/15/21)	450	465,708
3.50%, 08/01/23 (Call 05/01/23)	100	102,709
4.50%, 11/15/41 (Call 05/15/41)	350	359,403
4.75%, 08/01/43 (Call 02/01/43)	200	213,310
7.45%, 09/15/39	175	249,806
National Oilwell Varco Inc.
2.60%, 12/01/22 (Call 09/01/22)	500	475,188
3.95%, 12/01/42 (Call 06/01/42)	250	233,537
Schlumberger Investment SA
3.65%, 12/01/23	200	207,905

		3,414,419
PHARMACEUTICALS — 5.77%
Abbott Laboratories
5.30%, 05/27/40	650	768,393
Allergan Inc./United States
3.38%, 09/15/20	20	19,342
5.75%, 04/01/16	400	425,270
AstraZeneca PLC
1.95%, 09/18/19	850	845,346
4.00%, 09/18/42	700	670,592
6.45%, 09/15/37	150	196,421
Bristol-Myers Squibb Co.
0.88%, 08/01/17	250	247,392
2.00%, 08/01/22	450	417,172
4.50%, 03/01/44 (Call 09/01/43)	315	332,949

64	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

Eli Lilly & Co.
1.95%, 03/15/19	$500	$501,493
5.20%, 03/15/17	500	548,829
5.55%, 03/15/37	150	178,971
GlaxoSmithKline Capital Inc.
0.70%, 03/18/16	600	600,684
2.80%, 03/18/23	300	293,736
5.65%, 05/15/18	125	141,757
6.38%, 05/15/38	900	1,173,364
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	800	792,804
Johnson & Johnson
1.65%, 12/05/18	250	250,212
2.15%, 05/15/16	75	76,875
2.95%, 09/01/20[b]	350	364,518
4.50%, 12/05/43 (Call 06/05/43)	250	279,944
5.55%, 08/15/17	500	562,083
5.95%, 08/15/37	525	695,206
Merck & Co. Inc.
1.10%, 01/31/18[b]	1,000	990,242
1.30%, 05/18/18	100	99,112
2.25%, 01/15/16	500	510,399
2.40%, 09/15/22 (Call 06/15/22)	750	721,999
2.80%, 05/18/23	250	246,543
3.60%, 09/15/42 (Call 03/15/42)	250	232,937
4.15%, 05/18/43	500	516,268
Merck Sharp & Dohme Corp.
5.00%, 06/30/19	125	140,381
Novartis Capital Corp.
2.40%, 09/21/22	500	486,465
3.40%, 05/06/24	450	461,632
3.70%, 09/21/42	375	357,479
4.40%, 05/06/44	250	266,842
Novartis Securities Investment Ltd.
5.13%, 02/10/19	725	817,419
Pfizer Inc.
0.90%, 01/15/17	200	199,990
1.10%, 05/15/17	1,000	999,946
3.00%, 06/15/23	350	348,560
4.30%, 06/15/43	350	353,527
6.20%, 03/15/19	1,200	1,406,757
7.20%, 03/15/39	1,300	1,838,641

Security	Principal (000s)	Value

Sanofi
2.63%, 03/29/16	$1,000	$1,028,168
4.00%, 03/29/21	300	324,017
Teva Pharmaceutical Finance Co. BV
2.40%, 11/10/16	50	51,311
Teva Pharmaceutical Finance IV BV
3.65%, 11/10/21	1,100	1,124,348
Teva Pharmaceutical Finance IV LLC
2.25%, 03/18/20[b]	500	491,053

		24,397,389
PIPELINES — 0.63%
TransCanada PipeLines Ltd.
2.50%, 08/01/22	250	237,497
3.75%, 10/16/23 (Call 07/16/23)	250	257,230
3.80%, 10/01/20	300	313,607
4.63%, 03/01/34 (Call 12/01/33)[b]	450	470,777
5.00%, 10/16/43 (Call 04/16/43)	250	265,420
6.10%, 06/01/40	500	602,804
6.50%, 08/15/18	100	115,513
7.63%, 01/15/39	275	385,045

		2,647,893
REAL ESTATE INVESTMENT TRUSTS — 0.61%
Simon Property Group LP
2.15%, 09/15/17 (Call 06/15/17)	975	994,471
2.20%, 02/01/19 (Call 11/01/18)	200	201,466
3.38%, 03/15/22 (Call 12/15/21)	850	873,916
4.75%, 03/15/42 (Call 09/15/41)	375	396,856
5.65%, 02/01/20 (Call 11/01/19)	100	115,694

		2,582,403
RETAIL — 4.85%
Costco Wholesale Corp.
0.65%, 12/07/15	500	500,894
1.70%, 12/15/19	500	489,177
5.50%, 03/15/17	250	276,168
Home Depot Inc. (The)
2.00%, 06/15/19 (Call 05/15/19)	250	249,687
2.25%, 09/10/18 (Call 08/10/18)	150	152,627
3.75%, 02/15/24 (Call 11/15/23)[b]	550	580,016
4.20%, 04/01/43 (Call 10/01/42)	350	355,272
4.88%, 02/15/44 (Call 08/15/43)	50	55,976
5.40%, 03/01/16	1,075	1,143,163
5.88%, 12/16/36	1,125	1,415,719
5.95%, 04/01/41 (Call 10/01/40)	250	315,507

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

Lowe’s Companies Inc.
1.63%, 04/15/17 (Call 03/15/17)	$650	$655,801
3.12%, 04/15/22 (Call 01/15/22)	300	305,946
3.80%, 11/15/21 (Call 08/15/21)	75	79,875
4.65%, 04/15/42 (Call 10/15/41)	450	482,584
5.00%, 09/15/43 (Call 03/15/43)[b]	100	112,851
6.65%, 09/15/37	250	332,389
McDonald’s Corp.
2.63%, 01/15/22	325	321,004
3.25%, 06/10/24[b]	100	100,126
3.70%, 02/15/42	500	466,640
5.35%, 03/01/18	75	83,811
6.30%, 10/15/37	150	194,568
Nordstrom Inc.
5.00%, 01/15/44 (Call 07/15/43)	150	165,661
6.25%, 01/15/18	400	455,078
Starbucks Corp.
3.85%, 10/01/23 (Call 07/01/23)	400	420,030
Target Corp.
2.90%, 01/15/22	850	848,093
4.00%, 07/01/42	775	742,566
5.38%, 05/01/17[b]	500	550,322
6.00%, 01/15/18	100	113,732
7.00%, 01/15/38	300	410,587
Wal-Mart Stores Inc.
1.00%, 04/21/17	850	849,956
2.55%, 04/11/23 (Call 01/11/23)	500	486,079
3.25%, 10/25/20	950	993,224
3.30%, 04/22/24 (Call 01/22/24)	350	357,721
4.30%, 04/22/44 (Call 10/22/43)	300	312,269
4.75%, 10/02/43 (Call 04/02/43)	50	55,526
5.63%, 04/15/41	1,750	2,169,074
5.80%, 02/15/18	700	790,483
6.50%, 08/15/37	1,550	2,092,143

		20,482,345
SEMICONDUCTORS — 0.94%
Applied Materials Inc.
4.30%, 06/15/21	250	271,660
5.85%, 06/15/41	150	179,684
Intel Corp.
1.35%, 12/15/17	1,000	997,497
3.30%, 10/01/21	775	803,435
4.00%, 12/15/32[b]	300	300,426
4.25%, 12/15/42	500	492,021

Security	Principal (000s)	Value

Texas Instruments Inc.
1.65%, 08/03/19[b]	$650	$635,135
Xilinx Inc.
2.13%, 03/15/19	300	300,205

		3,980,063
SOFTWARE — 2.35%
Microsoft Corp.
0.88%, 11/15/17	500	495,281
1.63%, 12/06/18	100	99,710
2.38%, 05/01/23 (Call 02/01/23)[b]	500	482,758
3.00%, 10/01/20[b]	550	573,709
3.50%, 11/15/42	500	451,151
3.63%, 12/15/23 (Call 09/15/23)	300	316,082
4.88%, 12/15/43 (Call 06/15/43)	300	338,473
5.30%, 02/08/41	275	325,842
Oracle Corp.
1.20%, 10/15/17	950	946,373
2.25%, 10/08/19[b]	1,000	1,001,931
2.38%, 01/15/19	600	609,794
2.50%, 10/15/22	1,100	1,060,991
3.63%, 07/15/23	500	519,321
4.30%, 07/08/34 (Call 01/08/34)	750	769,892
5.00%, 07/08/19	50	56,251
5.25%, 01/15/16	550	581,241
5.38%, 07/15/40	1,025	1,181,564
5.75%, 04/15/18	100	113,433

		9,923,797
TELECOMMUNICATIONS — 4.34%
America Movil SAB de CV
2.38%, 09/08/16[b]	750	767,390
3.13%, 07/16/22	1,200	1,183,811
4.38%, 07/16/42	900	859,098
5.00%, 03/30/20	100	110,458
5.63%, 11/15/17[b]	100	111,853
6.38%, 03/01/35[b]	50	61,270
AT&T Inc.
1.40%, 12/01/17	650	646,838
1.70%, 06/01/17	1,500	1,512,054
2.30%, 03/11/19	1,500	1,505,668
2.95%, 05/15/16	200	206,199
3.00%, 02/15/22	1,250	1,232,674
4.30%, 12/15/42 (Call 06/15/42)	417	388,723
4.35%, 06/15/45 (Call 12/15/44)	350	327,048

66	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2014

Security	Principal or Shares (000s)	Value

4.45%, 05/15/21	$150	$163,156
5.35%, 09/01/40	725	778,170
5.50%, 02/01/18	300	335,097
5.55%, 08/15/41	1,000	1,102,889
5.80%, 02/15/19	300	343,453
6.30%, 01/15/38[b]	600	723,303
6.50%, 09/01/37	1,050	1,294,436
6.55%, 02/15/39[b]	50	62,143
Cisco Systems Inc.
1.10%, 03/03/17	400	400,717
2.13%, 03/01/19	200	200,548
3.63%, 03/04/24	500	516,031
4.45%, 01/15/20	925	1,021,139
4.95%, 02/15/19	800	894,823
5.50%, 02/22/16	350	372,376
5.50%, 01/15/40	775	909,438
New Cingular Wireless Services Inc.
8.75%, 03/01/31	25	37,464
Nippon Telegraph & Telephone Corp.
1.40%, 07/18/17	275	274,473

		18,342,740
TRANSPORTATION — 0.68%
Canadian National Railway Co.
5.55%, 03/01/19	250	285,446
Union Pacific Corp.
4.16%, 07/15/22 (Call 04/15/22)	500	545,414
4.82%, 02/01/44 (Call 08/01/43)	300	331,519
United Parcel Service Inc.
2.45%, 10/01/22	700	681,031
3.13%, 01/15/21	50	51,831
4.88%, 11/15/40 (Call 05/15/40)	350	392,172
5.13%, 04/01/19	500	566,671
6.20%, 01/15/38	25	32,771

		2,886,855

TOTAL CORPORATE BONDS & NOTES
(Cost: $420,077,550)		416,935,413

SHORT-TERM INVESTMENTS — 5.87%

MONEY MARKET FUNDS — 5.87%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[c,e,f]	20,440	20,439,660

Security	Shares (000s)	Value

BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,e,f]	1,960	$1,959,873
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,e]	2,421	2,421,133

		24,820,666

TOTAL SHORT-TERM INVESTMENTS
(Cost: $24,820,666)		24,820,666

TOTAL INVESTMENTS IN SECURITIES — 104.55%
(Cost: $444,898,216)		441,756,079
Other Assets, Less Liabilities — (4.55)%		(19,232,587)

NET ASSETS — 100.00%		$422,523,492

[a]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	Variable rate security. Rate shown is as of report date.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	67

Schedule of Investments

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES — 97.85%

ADVERTISING — 0.49%
Omnicom Group Inc.
3.63%, 05/01/22	$50	$50,957
WPP Finance 2010
3.63%, 09/07/22	50	50,650
4.75%, 11/21/21	25	27,208

		128,815
AEROSPACE & DEFENSE — 0.62%
B/E Aerospace Inc.
5.25%, 04/01/22 (Call 04/01/17)	25	27,812
L-3 Communications Corp.
4.95%, 02/15/21 (Call 11/15/20)	50	54,357
Northrop Grumman Corp.
3.25%, 08/01/23	25	24,934
5.05%, 08/01/19	50	55,561

		162,664
AGRICULTURE — 1.74%
Altria Group Inc.
2.85%, 08/09/22	75	72,579
4.00%, 01/31/24	100	103,322
5.38%, 01/31/44[a]	25	27,587
9.70%, 11/10/18	50	64,350
10.20%, 02/06/39[a]	17	29,134
Bunge Ltd. Finance Corp.
4.10%, 03/15/16	50	51,990
Lorillard Tobacco Co.
3.50%, 08/04/16	50	51,891
Reynolds American Inc.
6.15%, 09/15/43	25	28,990
6.75%, 06/15/17	25	28,174

		458,017
AUTO MANUFACTURERS — 0.66%
Ford Motor Co.
4.75%, 01/15/43[a]	25	25,513
7.45%, 07/16/31	50	66,916
General Motors Co.
3.50%, 10/02/18	25	25,750
4.88%, 10/02/23	25	26,781
6.25%, 10/02/43	25	29,750

		174,710

Security	Principal (000s)	Value

AUTO PARTS & EQUIPMENT — 0.50%
Delphi Corp.
6.13%, 05/15/21 (Call 05/15/16)	$50	$54,500
Johnson Controls Inc.
5.50%, 01/15/16	50	52,846
Lear Corp.
4.75%, 01/15/23 (Call 01/15/18)	25	25,063

		132,409
BANKS — 6.74%
Bank of America Corp.
4.20%, 08/26/24	25	25,150
4.25%, 10/22/26	25	24,897
5.75%, 08/15/16	25	26,906
6.05%, 05/16/16	100	107,072
6.11%, 01/29/37	100	116,293
Capital One Financial Corp.
3.75%, 04/24/24 (Call 03/24/24)	50	50,656
4.75%, 07/15/21	50	54,786
CIT Group Inc.
4.25%, 08/15/17	75	77,063
5.00%, 08/15/22	25	26,156
5.50%, 02/15/19[b]	100	106,687
Citigroup Inc.
5.30%, 05/06/44	25	26,638
5.50%, 02/15/17[a]	25	27,122
5.50%, 09/13/25	50	55,463
5.88%, 02/22/33	100	112,877
Credit Suisse/New York NY
5.40%, 01/14/20	25	28,115
Fifth Third Bancorp
3.50%, 03/15/22 (Call 02/15/22)	75	76,872
Goldman Sachs Group Inc. (The)
5.63%, 01/15/17	25	27,102
6.45%, 05/01/36	50	58,401
6.75%, 10/01/37	100	122,632
Morgan Stanley
4.10%, 05/22/23	50	50,415
4.35%, 09/08/26	25	25,012
4.88%, 11/01/22	25	26,689
5.00%, 11/24/25	25	26,563
National City Corp.
6.88%, 05/15/19	50	59,382
Regions Financial Corp.
2.00%, 05/15/18 (Call 04/15/18)	50	49,681

68	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

Royal Bank of Scotland Group PLC
6.00%, 12/19/23	$25	$26,907
6.13%, 12/15/22	75	81,189
7.65%, 12/31/49 (Call 09/30/31)[c]	25	29,406
SMFG Preferred Capital USD 3 Ltd.
9.50%, 07/29/49 (Call 07/25/18)[b,c]	100	121,500
SunTrust Banks Inc.
3.60%, 04/15/16 (Call 03/15/16)	50	51,825
UBS Preferred Funding Trust V Series 1
6.24%, 05/29/49 (Call 05/15/16)[c]	75	77,947

		1,777,404
BEVERAGES — 0.31%
Constellation Brands Inc.
6.00%, 05/01/22	50	55,875
Molson Coors Brewing Co.
3.50%, 05/01/22[a]	25	25,141

		81,016
BIOTECHNOLOGY — 2.51%
Amgen Inc.
2.50%, 11/15/16	75	77,116
3.88%, 11/15/21 (Call 08/15/21)	100	104,500
5.15%, 11/15/41 (Call 05/15/41)	100	106,646
6.40%, 02/01/39	50	61,728
Celgene Corp.
1.90%, 08/15/17	50	50,377
3.25%, 08/15/22	50	50,052
3.63%, 05/15/24 (Call 02/15/24)	50	50,357
Gilead Sciences Inc.
2.05%, 04/01/19	50	49,731
3.05%, 12/01/16	25	26,029
4.40%, 12/01/21 (Call 09/01/21)	25	27,416
4.80%, 04/01/44 (Call 10/01/43)	25	27,150
5.65%, 12/01/41 (Call 06/01/41)	25	30,141

		661,243
BUILDING MATERIALS — 0.81%
CRH America Inc.
6.00%, 09/30/16	25	27,180
Lafarge SA
6.50%, 07/15/16	75	80,250
Masco Corp.
7.13%, 03/15/20	50	57,125
Owens Corning
4.20%, 12/15/22 (Call 09/15/22)	50	50,219

		214,774

Security	Principal (000s)	Value

CHEMICALS — 3.00%
Agrium Inc.
3.50%, 06/01/23 (Call 03/01/23)	$50	$49,690
Ashland Inc.
4.75%, 08/15/22 (Call 05/15/22)	50	50,375
CF Industries Inc.
3.45%, 06/01/23	75	73,987
5.15%, 03/15/34	25	26,489
Dow Chemical Co. (The)
4.25%, 10/01/34 (Call 04/01/34)	25	24,250
4.38%, 11/15/42 (Call 05/15/42)	25	23,709
7.38%, 11/01/29	75	100,656
8.55%, 05/15/19	75	94,324
Eastman Chemical Co.
4.65%, 10/15/44 (Call 04/15/44)	50	48,902
Ecolab Inc.
3.00%, 12/08/16	25	25,912
4.35%, 12/08/21	50	54,273
LyondellBasell Industries NV
5.00%, 04/15/19 (Call 01/15/19)	100	109,679
Mosaic Co. (The)
5.45%, 11/15/33 (Call 05/15/33)[a]	50	55,670
Rockwood Specialties Group Inc.
4.63%, 10/15/20 (Call 10/15/15)	50	52,200

		790,116
COAL — 0.18%
Peabody Energy Corp.
6.00%, 11/15/18	25	24,187
6.25%, 11/15/21[a]	25	23,672

		47,859
COMMERCIAL SERVICES — 0.58%
ADT Corp. (The)
4.88%, 07/15/42	25	21,000
CDK Global Inc.
4.50%, 10/15/24 (Call 07/15/24)[b]	25	25,101
Synchrony Financial
4.25%, 08/15/24 (Call 05/15/24)	25	25,383
United Rentals North America Inc.
5.75%, 07/15/18 (Call 07/15/15)	25	26,187
Western Union Co. (The)
5.93%, 10/01/16	50	54,152

		151,823

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

COMPUTERS — 1.66%
Hewlett-Packard Co.
2.13%, 09/13/15	$100	$101,131
2.60%, 09/15/17	100	102,307
3.75%, 12/01/20	50	51,207
4.65%, 12/09/21[a]	100	106,629
NCR Corp.
5.00%, 07/15/22 (Call 07/15/17)	25	24,875
Seagate HDD Cayman
4.75%, 06/01/23	50	51,500

		437,649
COSMETICS & PERSONAL CARE — 0.12%
Avon Products Inc.
5.00%, 03/15/23[a]	35	32,550

		32,550
DIVERSIFIED FINANCIAL SERVICES — 7.42%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
3.75%, 05/15/19[b]	150	148,875
Air Lease Corp.
4.25%, 09/15/24 (Call 06/15/24)	25	24,902
Aircastle Ltd.
5.13%, 03/15/21	25	25,313
Ally Financial Inc.
4.75%, 09/10/18	50	52,500
5.50%, 02/15/17	75	79,777
8.00%, 03/15/20	50	60,125
8.00%, 11/01/31	50	63,625
American Express Co.
6.80%, 09/01/66 (Call 09/01/16)[c]	25	26,563
Denali Borrower LLC/Denali Finance Corp.
5.63%, 10/15/20 (Call 10/15/16)[b]	25	26,516
Discover Financial Services
3.85%, 11/21/22	50	50,502
Ford Motor Credit Co. LLC
5.00%, 05/15/18	200	218,761
6.63%, 08/15/17	100	112,707
8.13%, 01/15/20	100	125,135
General Motors Financial Co. Inc.
3.25%, 05/15/18	50	51,125
Goldman Sachs Capital I
6.35%, 02/15/34	25	28,762

Security	Principal (000s)	Value

Icahn Enterprises LP/Icahn Enterprises Finance Corp.
6.00%, 08/01/20 (Call 02/01/17)[a]	$100	$105,000
International Lease Finance Corp.
4.63%, 04/15/21	50	50,625
5.88%, 04/01/19	20	21,550
8.75%, 03/15/17	75	84,375
Jefferies Group LLC
5.13%, 04/13/18	45	48,992
5.13%, 01/20/23	25	26,265
Legg Mason Inc.
5.63%, 01/15/44	25	27,761
MUFG Capital Finance 1 Ltd.
6.35%, 07/29/49 (Call 07/25/16)[c]	100	106,250
Navient Corp.
5.50%, 01/25/23	35	35,000
5.63%, 08/01/33	25	21,063
8.45%, 06/15/18	150	171,375
Nomura Holdings Inc.
2.00%, 09/13/16	50	50,553
6.70%, 03/04/20	50	59,505
ORIX Corp.
5.00%, 01/12/16	50	52,247

		1,955,749
ELECTRIC — 3.75%
AES Corp./VA
4.88%, 05/15/23 (Call 05/15/18)[a]	50	49,875
7.38%, 07/01/21 (Call 06/01/21)	25	28,523
8.00%, 10/15/17	75	85,125
American Electric Power Co. Inc.
1.65%, 12/15/17 (Call 11/15/17)	50	50,071
Berkshire Hathaway Energy Co.
6.13%, 04/01/36	60	74,849
6.50%, 09/15/37	25	32,483
Dominion Resources Inc./VA
4.45%, 03/15/21	50	54,434
5.75%, 10/01/54 (Call 10/01/24)[c]	25	26,000
Duke Energy Corp.
3.05%, 08/15/22 (Call 05/15/22)	75	74,718
EDP Finance BV
4.90%, 10/01/19[b]	100	103,540
Exelon Generation Co. LLC
5.60%, 06/15/42 (Call 12/15/41)	25	26,984
6.20%, 10/01/17[a]	75	83,943

70	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

FirstEnergy Corp.
Series A
2.75%, 03/15/18 (Call 02/15/18)	$50	$50,516
Series C
7.38%, 11/15/31	25	29,705
Nisource Finance Corp.
5.25%, 02/15/43 (Call 08/15/42)	25	27,791
6.40%, 03/15/18	50	56,966
Oncor Electric Delivery Co. LLC
5.30%, 06/01/42 (Call 12/01/41)	25	29,839
Progress Energy Inc.
4.40%, 01/15/21 (Call 10/15/20)	50	54,548
6.00%, 12/01/39	20	25,048
RJS Power Holdings LLC
5.13%, 07/15/19 (Call 07/15/16)[b]	25	24,875

		989,833
ELECTRONICS — 0.98%
Agilent Technologies Inc.
5.00%, 07/15/20	75	82,362
Keysight Technologies Inc.
3.30%, 10/30/19 (Call 09/30/19)[b]	25	25,092
Thermo Fisher Scientific Inc.
1.85%, 01/15/18	100	99,942
2.25%, 08/15/16	25	25,491
3.15%, 01/15/23 (Call 10/15/22)	25	24,495

		257,382
ENTERTAINMENT — 0.10%
GLP Capital LP/GLP Financing II Inc.
5.38%, 11/01/23 (Call 08/01/23)	25	26,313

		26,313
ENVIRONMENTAL CONTROL — 0.96%
Clean Harbors Inc.
5.25%, 08/01/20 (Call 08/01/16)	35	35,963
Republic Services Inc.
5.25%, 11/15/21	75	85,053
Waste Management Inc.
2.60%, 09/01/16	50	51,342
2.90%, 09/15/22 (Call 06/15/22)	50	48,947
6.13%, 11/30/39	25	31,032

		252,337
FOOD — 3.24%
ConAgra Foods Inc.
1.90%, 01/25/18	35	34,849
3.20%, 01/25/23 (Call 10/25/22)	35	33,804

Security	Principal (000s)	Value

Delhaize Group SA
5.70%, 10/01/40	$25	$26,587
General Mills Inc.
4.15%, 02/15/43 (Call 08/15/42)	25	23,959
5.65%, 02/15/19	50	56,893
H.J. Heinz Co.
4.25%, 10/15/20 (Call 04/15/15)	25	25,245
H.J. Heinz Finance Co.
7.13%, 08/01/39[b]	25	27,688
JBS USA LLC/JBS USA Finance Inc.
7.25%, 06/01/21 (Call 06/01/15)[b]	50	53,250
8.25%, 02/01/20 (Call 02/01/15)[b]	25	26,750
Kellogg Co.
4.00%, 12/15/20	50	53,474
Series B
7.45%, 04/01/31	25	32,945
Kraft Foods Group Inc.
3.50%, 06/06/22	50	51,158
5.00%, 06/04/42	75	79,554
Kroger Co. (The)
6.15%, 01/15/20	50	58,248
Mondelez International Inc.
5.38%, 02/10/20[a]	50	56,721
6.50%, 08/11/17	75	85,005
6.50%, 02/09/40	50	63,150
Safeway Inc.
6.35%, 08/15/17	10	10,578
Tyson Foods Inc.
4.50%, 06/15/22 (Call 03/15/22)	25	26,722
5.15%, 08/15/44 (Call 02/15/44)	25	26,618

		853,198
FOREST PRODUCTS & PAPER — 0.31%
International Paper Co.
6.00%, 11/15/41 (Call 05/15/41)	50	57,637
Resolute Forest Products Inc.
5.88%, 05/15/23 (Call 05/15/17)	25	23,938

		81,575
GAS — 0.43%
AGL Capital Corp.
5.88%, 03/15/41 (Call 09/15/40)	25	30,980
Sempra Energy
2.30%, 04/01/17	50	51,063
6.00%, 10/15/39	25	31,293

		113,336

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

HEALTH CARE — PRODUCTS — 0.21%
Hospira Inc.
6.05%, 03/30/17	$25	$27,287
Life Technologies Corp.
6.00%, 03/01/20	25	28,859

		56,146
HEALTH CARE — SERVICES — 2.86%
CHS/Community Health Systems Inc.
5.13%, 08/15/18 (Call 08/15/15)	50	52,000
Cigna Corp.
4.00%, 02/15/22 (Call 11/15/21)	25	26,196
6.15%, 11/15/36	25	30,298
Fresenius Medical Care U.S.Finance II Inc.
5.63%, 07/31/19[b]	50	53,562
HCA Inc.
4.75%, 05/01/23	50	50,812
5.00%, 03/15/24	25	25,782
6.50%, 02/15/20	75	83,719
Humana Inc.
3.15%, 12/01/22 (Call 09/01/22)	50	49,003
Laboratory Corp. of America Holdings
2.20%, 08/23/17	25	25,381
Quest Diagnostics Inc.
4.70%, 04/01/21	25	26,808
Tenet Healthcare Corp.
4.38%, 10/01/21	50	49,688
6.00%, 10/01/20	50	53,750
6.25%, 11/01/18	25	27,156
WellPoint Inc.
2.30%, 07/15/18	50	50,357
3.13%, 05/15/22	50	49,471
3.30%, 01/15/23	75	74,282
4.65%, 01/15/43	25	25,359

		753,624
HOME BUILDERS — 0.09%
Lennar Corp.
4.75%, 11/15/22 (Call 08/15/22)	25	24,625

		24,625
HOUSEHOLD PRODUCTS & WARES — 0.09%
Clorox Co. (The)
3.05%, 09/15/22 (Call 06/15/22)	25	24,681

		24,681

Security	Principal (000s)	Value

INSURANCE — 3.29%
Allstate Corp. (The)
5.75%, 08/15/53 (Call 08/15/23)[c]	$25	$26,375
American International Group Inc.
4.88%, 06/01/22	50	55,547
8.18%, 05/15/68 (Call 05/15/38)[c]	100	135,500
Aon Corp.
5.00%, 09/30/20	100	111,575
Aon PLC
4.60%, 06/14/44 (Call 03/14/44)	25	24,884
AXA SA
8.60%, 12/15/30	25	33,500
Genworth Holdings Inc.
7.63%, 09/24/21	75	91,321
Lincoln National Corp.
6.15%, 04/07/36	25	30,405
Marsh & McLennan Companies Inc.
4.80%, 07/15/21 (Call 04/15/21)	25	27,616
MetLife Inc.
6.40%, 12/15/66 (Call 12/15/31)	25	28,000
Prudential Financial Inc.
4.60%, 05/15/44[a]	25	25,370
5.38%, 06/21/20	25	28,324
5.88%, 09/15/42 (Call 09/15/22)[c]	50	52,875
7.38%, 06/15/19	75	91,383
Series D
4.75%, 09/17/15	50	51,724
Voya Financial Inc.
5.50%, 07/15/22	25	28,198
XL Group PLC
6.50%, 12/31/49 (Call 04/15/17)[c]	25	23,875

		866,472
INTERNET — 0.86%
Equinix Inc.
4.88%, 04/01/20 (Call 04/01/17)	50	51,125
5.38%, 04/01/23 (Call 04/01/18)	50	51,562
Expedia Inc.
4.50%, 08/15/24 (Call 05/15/24)	25	24,659
IAC/InterActiveCorp
4.75%, 12/15/22 (Call 12/15/17)	25	24,438
Symantec Corp.
2.75%, 06/15/17 (Call 05/15/17)	50	50,648
VeriSign Inc.
4.63%, 05/01/23 (Call 05/01/18)	25	24,906

		227,338

72	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

IRON & STEEL — 1.99%
ArcelorMittal
5.00%, 02/25/17	$75	$78,375
6.75%, 02/25/22	50	55,505
7.50%, 10/15/39[a]	50	53,375
Cliffs Natural Resources Inc.
4.88%, 04/01/21 (Call 01/01/21)	25	20,500
5.20%, 01/15/18	25	22,000
Nucor Corp.
4.00%, 08/01/23 (Call 05/01/23)	50	51,808
United States Steel Corp.
7.38%, 04/01/20	25	28,000
Vale Overseas Ltd.
4.38%, 01/11/22[a]	75	76,109
6.25%, 01/23/17	25	27,463
6.88%, 11/21/36	100	112,891

		526,026
LEISURE TIME — 0.20%
Royal Caribbean Cruises Ltd.
5.25%, 11/15/22	50	52,250

		52,250
LODGING — 0.30%
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.38%, 03/15/22 (Call 03/15/17)	25	26,312
7.75%, 08/15/20 (Call 08/15/15)	50	53,750

		80,062
MACHINERY — 0.32%
Case New Holland Industrial Inc.
7.88%, 12/01/17	75	84,187

		84,187
MANUFACTURING — 0.99%
Bombardier Inc.
5.75%, 03/15/22[a,b]	50	51,250
6.00%, 10/15/22 (Call 04/15/17)[b]	25	25,672
6.13%, 01/15/23[a,b]	50	51,500
Eaton Corp.
2.75%, 11/02/22	25	24,238
4.15%, 11/02/42	25	24,438
Ingersoll-Rand Global Holding Co. Ltd.
5.75%, 06/15/43	25	28,765
SPX Corp.
6.88%, 09/01/17	50	54,625

		260,488

Security	Principal (000s)	Value

MEDIA — 8.18%
21st Century Fox America Inc.
4.50%, 02/15/21	$25	$27,307
6.15%, 02/15/41	100	122,464
6.40%, 12/15/35	50	62,793
CBS Corp.
4.85%, 07/01/42 (Call 01/01/42)[a]	25	25,118
4.90%, 08/15/44 (Call 02/15/44)	25	25,159
CCO Holdings LLC/CCO Holdings Capital Corp.
6.50%, 04/30/21 (Call 04/30/15)	75	79,125
CSC Holdings LLC
6.75%, 11/15/21[a]	25	27,812
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
3.50%, 03/01/16	50	51,694
4.45%, 04/01/24 (Call 01/01/24)	50	52,361
5.00%, 03/01/21	50	55,470
5.15%, 03/15/42	50	50,819
6.00%, 08/15/40 (Call 05/15/40)	25	28,119
Discovery Communications LLC
4.88%, 04/01/43	25	25,100
5.05%, 06/01/20	50	55,399
DISH DBS Corp.
4.63%, 07/15/17	25	26,063
5.00%, 03/15/23	75	74,719
6.75%, 06/01/21	50	55,500
Gannett Co. Inc.
5.13%, 07/15/20 (Call 07/15/16)	25	25,875
Grupo Televisa SAB
6.63%, 01/15/40	25	30,135
Numericable Group SA
6.00%, 05/15/22 (Call 05/15/17)[b]	200	204,500
Thomson Reuters Corp.
4.30%, 11/23/23 (Call 08/23/23)	50	52,299
Time Warner Cable Inc.
4.00%, 09/01/21 (Call 06/01/21)	100	106,214
4.50%, 09/15/42 (Call 03/15/42)	125	124,825
6.75%, 06/15/39	50	65,220
8.25%, 04/01/19	100	124,239
Time Warner Inc.
3.40%, 06/15/22[a]	50	50,656
4.70%, 01/15/21	50	54,973
4.88%, 03/15/20	25	27,520

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

6.10%, 07/15/40	$50	$58,805
7.63%, 04/15/31	75	101,947
7.70%, 05/01/32	75	103,758
Viacom Inc.
3.88%, 12/15/21	75	77,453
4.38%, 03/15/43	25	23,039
5.85%, 09/01/43 (Call 03/01/43)	25	28,164
6.25%, 04/30/16	25	26,978
Videotron Ltd.
5.38%, 06/15/24 (Call 03/15/24)[b]	25	25,750

		2,157,372
MINING — 2.71%
Alcoa Inc.
5.40%, 04/15/21 (Call 01/15/21)	75	82,115
5.95%, 02/01/37	25	25,939
Barrick Gold Corp.
3.85%, 04/01/22	50	47,772
4.10%, 05/01/23	50	47,802
Barrick North America Finance LLC
5.75%, 05/01/43	50	48,246
FMG Resources August 2006 Pty Ltd.
6.88%, 04/01/22 (Call 04/01/17)[b]	50	51,625
Freeport-McMoRan Inc.
2.38%, 03/15/18	50	50,188
3.10%, 03/15/20	50	49,807
5.45%, 03/15/43 (Call 09/15/42)	50	50,800
Kinross Gold Corp.
5.95%, 03/15/24 (Call 12/15/23)[b]	25	23,404
Newmont Mining Corp.
3.50%, 03/15/22 (Call 12/15/21)[a]	25	23,097
4.88%, 03/15/42 (Call 09/15/41)	50	42,135
Southern Copper Corp.
6.75%, 04/16/40	50	55,643
Teck Resources Ltd.
3.00%, 03/01/19[a]	50	49,580
5.20%, 03/01/42 (Call 09/01/41)	75	67,736

		715,889
OFFICE & BUSINESS EQUIPMENT — 0.31%
Pitney Bowes Inc.
4.63%, 03/15/24 (Call 12/15/23)[a]	25	25,448
Xerox Corp.
6.35%, 05/15/18	50	57,012

		82,460

Security	Principal (000s)	Value

OIL & GAS — 8.62%
Anadarko Finance Co.
7.50%, 05/01/31	$50	$66,370
Anadarko Petroleum Corp.
3.45%, 07/15/24 (Call 04/15/24)	25	24,625
5.95%, 09/15/16	50	54,308
6.20%, 03/15/40	25	30,065
6.45%, 09/15/36	25	30,825
California Resources Corp.
6.00%, 11/15/24 (Call 08/15/24)[b]	25	25,500
Canadian Natural Resources Ltd.
3.80%, 04/15/24	25	25,129
5.70%, 05/15/17	50	55,051
Cenovus Energy Inc.
4.45%, 09/15/42 (Call 03/15/42)	25	24,114
5.70%, 10/15/19	50	56,892
6.75%, 11/15/39	25	31,508
Chesapeake Energy Corp.
5.75%, 03/15/23[a]	50	54,750
6.63%, 08/15/20	50	56,375
Concho Resources Inc.
5.50%, 10/01/22 (Call 10/01/17)	50	52,750
5.50%, 04/01/23 (Call 10/01/17)	50	52,875
Continental Resources Inc./OK
4.50%, 04/15/23 (Call 01/15/23)	50	52,182
5.00%, 09/15/22 (Call 03/15/17)	35	36,662
Devon Energy Corp.
2.25%, 12/15/18 (Call 11/15/18)	50	50,080
3.25%, 05/15/22 (Call 02/15/22)[a]	25	24,827
4.75%, 05/15/42 (Call 11/15/41)	50	50,930
Devon Financing Corp. LLC
7.88%, 09/30/31	25	34,884
Encana Corp.
3.90%, 11/15/21 (Call 08/15/21)	75	78,023
5.90%, 12/01/17	25	27,947
6.50%, 02/01/38	25	30,677
Ensco PLC
4.70%, 03/15/21	50	52,627
EQT Corp.
8.13%, 06/01/19	50	61,163
Hess Corp.
5.60%, 02/15/41	50	56,513
7.13%, 03/15/33	25	32,481
8.13%, 02/15/19	50	61,235

74	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

Husky Energy Inc.
7.25%, 12/15/19	$50	$60,339
Marathon Oil Corp.
5.90%, 03/15/18	75	84,600
Marathon Petroleum Corp.
4.75%, 09/15/44 (Call 03/15/44)	25	24,847
5.13%, 03/01/21[a]	50	55,827
Nabors Industries Inc.
4.63%, 09/15/21	50	52,521
Newfield Exploration Co.
5.63%, 07/01/24	25	26,875
Noble Energy Inc.
6.00%, 03/01/41 (Call 09/01/40)	25	28,887
8.25%, 03/01/19	25	30,742
Phillips 66
2.95%, 05/01/17	25	25,966
4.30%, 04/01/22	25	26,710
5.88%, 05/01/42	50	59,638
QEP Resources Inc.
5.25%, 05/01/23 (Call 02/01/23)	25	24,313
Range Resources Corp.
5.00%, 03/15/23 (Call 03/15/18)	50	52,250
Southwestern Energy Co.
4.10%, 03/15/22 (Call 12/15/21)	25	25,379
Suncor Energy Inc.
6.50%, 06/15/38	50	64,724
7.15%, 02/01/32	25	33,325
Talisman Energy Inc.
5.50%, 05/15/42 (Call 11/15/41)	25	24,212
Transocean Inc.
6.38%, 12/15/21	75	78,216
6.80%, 03/15/38[a]	25	23,136
Valero Energy Corp.
6.13%, 02/01/20	50	57,513
6.63%, 06/15/37	35	42,767
Whiting Petroleum Corp.
5.00%, 03/15/19 (Call 12/15/18)	50	51,750
WPX Energy Inc.
6.00%, 01/15/22 (Call 10/15/21)	25	26,187

		2,272,092
OIL & GAS SERVICES — 0.54%
SESI LLC
6.38%, 05/01/19 (Call 05/01/15)	25	26,000

Security	Principal (000s)	Value

Weatherford International Ltd./Bermuda
5.95%, 04/15/42 (Call 10/17/41)	$50	$52,357
9.63%, 03/01/19	50	63,694

		142,051
PACKAGING & CONTAINERS — 0.29%
Ball Corp.
5.00%, 03/15/22	25	26,187
Crown Americas LLC/Crown Americas Capital Corp. IV
4.50%, 01/15/23	50	49,125

		75,312
PHARMACEUTICALS — 3.01%
AbbVie Inc.
1.20%, 11/06/15	50	50,259
1.75%, 11/06/17	150	150,342
2.90%, 11/06/22	75	72,983
4.40%, 11/06/42	25	24,570
Actavis Funding SCS
2.45%, 06/15/19[b]	25	24,244
4.85%, 06/15/44 (Call 12/15/43)[b]	35	32,863
Actavis Inc.
3.25%, 10/01/22 (Call 07/01/22)	25	23,927
Cardinal Health Inc.
3.20%, 03/15/23	25	24,666
Express Scripts Holding Co.
2.65%, 02/15/17	125	128,586
3.13%, 05/15/16	75	77,466
6.13%, 11/15/41	25	30,825
McKesson Corp.
1.40%, 03/15/18	25	24,563
3.80%, 03/15/24 (Call 12/15/23)	25	25,467
4.88%, 03/15/44 (Call 09/15/43)	25	26,585
Mylan Inc./PA
5.40%, 11/29/43 (Call 05/29/43)	25	26,876
Zoetis Inc.
3.25%, 02/01/23 (Call 11/01/22)	50	49,518

		793,740
PIPELINES — 7.00%
Access Midstream Partners LP/ACMP Finance Corp.
4.88%, 05/15/23 (Call 12/15/17)	50	52,250
DCP Midstream LLC
5.85%, 05/21/43 (Call 05/21/23)[b,c]	25	24,687

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

El Paso Pipeline Partners Operating Co. LLC
4.30%, 05/01/24 (Call 02/01/24)	$50	$49,484
Enable Midstream Partners LP
3.90%, 05/15/24 (Call 02/15/24)[b]	50	49,982
Enbridge Energy Partners LP
4.20%, 09/15/21 (Call 06/15/21)	50	52,492
Energy Transfer Equity LP
7.50%, 10/15/20	25	28,750
Energy Transfer Partners LP
5.20%, 02/01/22 (Call 11/01/21)	25	27,238
6.50%, 02/01/42 (Call 08/01/41)	50	57,820
Enterprise Products Operating LLC
3.35%, 03/15/23 (Call 12/15/22)	50	49,586
3.75%, 02/15/25 (Call 11/15/24)	50	50,401
4.85%, 08/15/42 (Call 02/15/42)	75	77,199
5.10%, 02/15/45 (Call 08/15/44)	25	26,474
5.20%, 09/01/20	75	84,243
Kinder Morgan Energy Partners LP
3.45%, 02/15/23 (Call 11/15/22)	50	47,888
5.00%, 03/01/43 (Call 09/01/42)	50	46,302
5.95%, 02/15/18	100	111,803
6.95%, 01/15/38	25	28,714
7.30%, 08/15/33	25	30,265
Kinder Morgan Inc./DE
5.63%, 11/15/23 (Call 08/15/23)[b]	50	55,000
7.00%, 06/15/17	100	111,250
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.
5.50%, 02/15/23 (Call 08/15/17)	25	26,625
ONEOK Inc.
4.25%, 02/01/22 (Call 11/02/21)	25	24,692
ONEOK Partners LP
6.13%, 02/01/41 (Call 08/01/40)	50	56,683
Plains All American Pipeline LP/PAA Finance Corp.
5.00%, 02/01/21 (Call 11/01/20)	25	27,793
5.15%, 06/01/42 (Call 12/01/41)	25	26,559
6.50%, 05/01/18	75	86,386
Regency Energy Partners LP/Regency Energy Finance Corp.
5.50%, 04/15/23 (Call 10/15/17)	35	36,225
Rockies Express Pipeline LLC
5.63%, 04/15/20[b]	50	52,250

Security	Principal (000s)	Value

Sabine Pass Liquefaction LLC
5.63%, 04/15/23	$50	$51,750
5.75%, 05/15/24[b]	100	103,375
Spectra Energy Capital LLC
6.20%, 04/15/18	50	56,338
Sunoco Logistics Partners Operations LP
5.30%, 04/01/44 (Call 10/01/43)	25	25,718
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
5.25%, 05/01/23 (Call 11/01/17)	25	26,250
Williams Companies Inc. (The)
5.75%, 06/24/44 (Call 12/24/43)	25	23,777
Williams Partners LP
3.35%, 08/15/22 (Call 05/15/22)	50	49,041
4.30%, 03/04/24 (Call 12/04/23)	25	25,751
5.25%, 03/15/20	50	55,651
6.30%, 04/15/40	25	28,939

		1,845,631
REAL ESTATE INVESTMENT TRUSTS — 2.39%
American Tower Corp.
3.50%, 01/31/23	50	48,310
4.50%, 01/15/18	50	53,334
ARC Properties Operating Partnership LP/Clark Acquisition LLC
Series WI
4.60%, 02/06/24 (Call 11/06/23)	25	24,023
Boston Properties LP
3.70%, 11/15/18 (Call 08/15/18)	50	52,978
3.85%, 02/01/23 (Call 11/01/22)	50	51,619
Crown Castle International Corp.
4.88%, 04/15/22	25	25,250
ERP Operating LP
4.63%, 12/15/21 (Call 09/15/21)	50	54,576
HCP Inc.
3.75%, 02/01/16	50	51,788
3.88%, 08/15/24 (Call 05/15/24)	25	24,879
4.25%, 11/15/23 (Call 08/15/23)	25	25,959
Health Care REIT Inc.
4.13%, 04/01/19 (Call 01/01/19)	50	53,425
Host Hotels & Resorts LP
5.88%, 06/15/19 (Call 06/15/15)	50	52,950
Prologis LP
3.35%, 02/01/21 (Call 11/01/20)	50	50,456

76	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

Ventas Realty LP/Ventas Capital Corp.
4.75%, 06/01/21 (Call 03/01/21)	$25	$27,154
Weyerhaeuser Co.
7.38%, 03/15/32	25	32,601

		629,302
RETAIL — 2.37%
AmeriGas Finance LLC/AmeriGas Finance Corp.
7.00%, 05/20/22 (Call 05/20/17)	35	37,800
AutoZone Inc.
3.70%, 04/15/22 (Call 01/15/22)	25	25,662
Bed Bath & Beyond Inc.
5.17%, 08/01/44 (Call 02/01/44)	25	24,833
CVS Health Corp.
2.25%, 12/05/18 (Call 11/05/18)	25	25,184
2.75%, 12/01/22 (Call 09/01/22)	75	72,641
4.00%, 12/05/23 (Call 09/05/23)	25	26,403
5.75%, 06/01/17	25	27,721
Dollar General Corp.
3.25%, 04/15/23 (Call 01/15/23)[a]	10	8,982
Gap Inc. (The)
5.95%, 04/12/21 (Call 01/12/21)	50	56,227
L Brands Inc.
5.63%, 02/15/22	50	53,625
Macy’s Retail Holdings Inc.
3.63%, 06/01/24 (Call 03/01/24)	25	24,880
5.90%, 12/01/16	50	54,878
PVH Corp.
4.50%, 12/15/22 (Call 12/15/17)	50	49,625
QVC Inc.
4.85%, 04/01/24	25	25,603
Sally Holdings LLC/Sally Capital Inc.
6.88%, 11/15/19 (Call 11/15/15)	35	37,538
Suburban Propane Partners LP/Suburban Energy Finance Corp.
5.50%, 06/01/24 (Call 06/01/19)	25	24,813
Walgreen Co.
3.10%, 09/15/22[a]	50	48,685

		625,100
SEMICONDUCTORS — 0.26%
Micron Technology Inc.
5.50%, 02/01/25 (Call 08/01/19)[b]	20	20,250

Security	Principal (000s)	Value

Sensata Technologies BV
4.88%, 10/15/23[b]	$50	$49,375

		69,625
SOFTWARE — 0.69%
Activision Blizzard Inc.
6.13%, 09/15/23 (Call 09/15/18)[b]	25	27,062
Audatex North America Inc.
6.00%, 06/15/21 (Call 06/15/17)[b]	25	26,438
Fidelity National Information Services Inc.
3.50%, 04/15/23 (Call 01/15/23)	50	49,514
First Data Corp.
6.75%, 11/01/20 (Call 11/01/15)[b]	50	53,500
Fiserv Inc.
3.50%, 10/01/22 (Call 07/01/22)	25	25,194

		181,708
TELECOMMUNICATIONS — 11.01%
British Telecommunications PLC
5.95%, 01/15/18	100	112,673
9.63%, 12/15/30	50	78,388
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%, 04/15/23	50	50,412
CenturyLink Inc.
5.80%, 03/15/22	50	53,000
7.65%, 03/15/42	50	49,875
Series V
5.63%, 04/01/20	50	53,000
Deutsche Telekom International Finance BV
8.75%, 06/15/30	50	72,379
Frontier Communications Corp.
7.13%, 01/15/23	50	53,250
8.25%, 04/15/17	50	56,063
8.50%, 04/15/20	50	57,625
Motorola Solutions Inc.
3.50%, 03/01/23	25	24,234
Nokia OYJ
5.38%, 05/15/19	25	26,875
Orange SA
2.75%, 09/14/16	50	51,412
5.38%, 07/08/19	25	28,208
5.50%, 02/06/44 (Call 08/06/43)	25	27,634
9.00%, 03/01/31	50	73,887

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

Rogers Communications Inc.
3.00%, 03/15/23 (Call 12/15/22)[a]	$25	$24,074
5.00%, 03/15/44 (Call 09/15/43)	25	25,941
6.80%, 08/15/18	25	29,169
Sprint Communications Inc.
7.00%, 03/01/20[b]	50	55,775
9.00%, 11/15/18[b]	50	58,812
T-Mobile USA Inc.
6.13%, 01/15/22 (Call 01/15/18)	50	51,813
6.46%, 04/28/19 (Call 04/28/15)	50	52,125
6.50%, 01/15/24 (Call 01/15/19)	50	52,375
6.63%, 04/01/23 (Call 04/01/18)	50	52,750
Telecom Italia Capital SA
5.25%, 10/01/15	50	51,500
7.18%, 06/18/19	50	57,000
7.72%, 06/04/38	50	56,500
Telefonica Emisiones SAU
5.13%, 04/27/20	75	82,891
5.46%, 02/16/21	100	111,980
6.42%, 06/20/16[a]	75	81,302
Telefonica Europe BV
8.25%, 09/15/30	25	33,999
Verizon Communications Inc.
1.35%, 06/09/17[a]	25	24,941
2.50%, 09/15/16	50	51,268
3.50%, 11/01/24 (Call 08/01/24)	50	49,235
3.65%, 09/14/18	100	105,813
4.50%, 09/15/20	100	108,476
5.15%, 09/15/23	100	111,002
6.40%, 09/15/33	100	121,698
6.55%, 09/15/43	150	189,148
6.90%, 04/15/38	50	64,526
Vodafone Group PLC
2.95%, 02/19/23	50	47,635
5.45%, 06/10/19	25	28,239
6.15%, 02/27/37	50	58,132
Wind Acquisition Finance SA
4.75%, 07/15/20 (Call 07/15/16)[b]	200	195,500

		2,902,534
TEXTILES — 0.19%
Mohawk Industries Inc.
3.85%, 02/01/23 (Call 11/01/22)	50	50,224

		50,224

Security	Principal or Shares (000s)	Value

TOYS, GAMES & HOBBIES — 0.11%
Hasbro Inc.
6.35%, 03/15/40	$25	$29,785

		29,785
TRANSPORTATION — 1.86%
Burlington Northern Santa Fe LLC
3.00%, 03/15/23 (Call 12/15/22)	50	49,254
3.75%, 04/01/24 (Call 01/01/24)	25	25,775
4.38%, 09/01/42 (Call 03/01/42)	25	24,706
4.40%, 03/15/42 (Call 09/15/41)	50	49,619
4.70%, 10/01/19	25	27,764
4.90%, 04/01/44 (Call 10/01/43)	25	26,740
5.75%, 05/01/40 (Call 11/01/39)	25	29,752
CSX Corp.
3.40%, 08/01/24 (Call 05/01/24)[a]	25	25,132
4.10%, 03/15/44 (Call 09/15/43)	25	23,894
4.75%, 05/30/42 (Call 11/30/41)	50	52,600
FedEx Corp.
4.10%, 04/15/43	25	23,600
4.90%, 01/15/34	25	27,329
Norfolk Southern Corp.
3.00%, 04/01/22 (Call 01/01/22)	50	49,954
4.84%, 10/01/41	50	54,267

		490,386

TOTAL CORPORATE BONDS & NOTES
(Cost: $25,435,724)		25,799,882

SHORT-TERM INVESTMENTS — 7.27%

MONEY MARKET FUNDS — 7.27%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[d,e,f]	1,390	1,390,492
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[d,e,f]	133	133,328
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	391	391,415

		1,915,235

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,915,235)		1,915,235

78	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2014

Value
TOTAL INVESTMENTS IN SECURITIES — 105.12%
(Cost: $27,350,959)	$27,715,117
Other Assets, Less Liabilities — (5.12)%	(1,349,168)

NET ASSETS — 100.00%	$26,365,949

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Variable rate security. Rate shown is as of report date.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	79

Schedule of Investments

iSHARES® B - Ca RATED CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES — 98.27%

ADVERTISING — 0.57%
Getty Images Inc.
7.00%, 10/15/20 (Call 10/15/15)[a]	$25	$19,250
inVentiv Health Inc.
9.00%, 01/15/18 (Call 01/15/16)[a]	25	25,937
Lamar Media Corp.
5.00%, 05/01/23 (Call 05/01/18)	25	25,003
MDC Partners Inc.
6.75%, 04/01/20 (Call 04/01/16)[a]	25	25,938
Visant Corp.
10.00%, 10/01/17 (Call 12/01/14)	25	22,000

		118,128
AEROSPACE & DEFENSE — 0.85%
Kratos Defense & Security Solutions Inc.
7.00%, 05/15/19 (Call 05/15/16)	25	24,500
TransDigm Inc.
5.50%, 10/15/20 (Call 10/15/15)	50	50,000
6.00%, 07/15/22 (Call 07/15/17)	100	101,125

		175,625
AGRICULTURE — 0.12%
Alliance One International Inc.
9.88%, 07/15/21 (Call 07/15/17)	25	23,875

		23,875
AIRLINES — 0.13%
U.S. Airways Group Inc.
6.13%, 06/01/18	25	25,813

		25,813
AUTO MANUFACTURERS — 1.46%
Chrysler Group LLC/CG Co-Issuer Inc.
8.25%, 06/15/21 (Call 06/15/16)	200	223,500
Navistar International Corp.
8.25%, 11/01/21 (Call 12/01/14)[b]	75	77,100

		300,600
AUTO PARTS & EQUIPMENT — 0.53%
American Axle & Manufacturing Inc.
6.63%, 10/15/22 (Call 10/15/17)	25	26,688
Goodyear Tire & Rubber Co. (The)
7.00%, 05/15/22 (Call 05/15/17)[b]	75	81,562

		108,250

Security	Principal (000s)	Value

BANKS — 0.76%
Provident Funding Associates LP/PFG Finance Corp.
6.75%, 06/15/21 (Call 06/15/16)[a]	$50	$49,875
Royal Bank of Scotland Group PLC
7.64%, 12/31/49 (Call 09/30/17)[c]	100	105,750

		155,625
BUILDING MATERIALS — 0.74%
Associated Materials LLC/AMH New Finance Inc.
9.13%, 11/01/17 (Call 12/01/14)	25	24,438
Griffon Corp.
5.25%, 03/01/22 (Call 03/01/17)	50	48,125
Nortek Inc.
8.50%, 04/15/21 (Call 04/15/16)	25	26,875
Ply Gem Industries Inc.
6.50%, 02/01/22 (Call 02/01/17)	25	24,594
USG Corp.
9.75%, 01/15/18	25	28,812

		152,844
CHEMICALS — 1.97%
Hexion U.S. Finance Corp.
6.63%, 04/15/20 (Call 04/15/15)[b]	100	100,000
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC
8.88%, 02/01/18 (Call 12/01/14)	50	49,438
9.00%, 11/15/20 (Call 11/15/15)[b]	25	23,063
Huntsman International LLC
4.88%, 11/15/20 (Call 08/15/20)	50	50,375
8.63%, 03/15/21 (Call 09/15/15)[b]	25	27,250
PQ Corp.
8.75%, 05/01/18 (Call 12/01/14)[a]	50	53,000
TPC Group Inc.
8.75%, 12/15/20 (Call 12/15/16)[a]	25	26,156
Tronox Finance LLC
6.38%, 08/15/20 (Call 08/15/15)	75	77,062

		406,344
COAL — 1.23%
Alpha Natural Resources Inc.
6.25%, 06/01/21 (Call 06/01/16)[b]	50	23,750
7.50%, 08/01/20 (Call 08/01/16)[a,b]	25	20,000
9.75%, 04/15/18	25	16,313

80	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® B - Ca RATED CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

Arch Coal Inc.
7.25%, 10/01/20 (Call 10/01/15)[b]	$50	$24,000
7.25%, 06/15/21 (Call 06/15/16)	50	18,500
CONSOL Energy Inc.
5.88%, 04/15/22 (Call 04/15/17)[a]	25	25,375
8.25%, 04/01/20 (Call 04/01/15)	50	52,750
Foresight Energy LLC/Foresight Energy Corp.
7.88%, 08/15/21 (Call 08/15/16)[a,b]	50	52,000
Walter Energy Inc.
9.50%, 10/15/19 (Call 10/15/16)[a,b]	25	21,687

		254,375
COMMERCIAL SERVICES — 4.41%
Altegrity Inc.
9.50%, 07/01/19 (Call 07/01/17)[a]	25	24,000
Anna Merger Sub Inc.
7.75%, 10/01/22 (Call 10/01/17)[a]	25	25,469
APX Group Inc.
6.38%, 12/01/19 (Call 12/01/15)	50	49,125
8.75%, 12/01/20 (Call 12/01/15)[b]	30	25,950
Brand Energy & Infrastructure Services Inc.
8.50%, 12/01/21 (Call 12/01/16)[a]	25	24,906
Cenveo Corp.
6.00%, 08/01/19 (Call 02/01/19)[a]	25	24,063
Envision Healthcare Corp.
5.13%, 07/01/22 (Call 07/01/17)[a]	25	25,313
H&E Equipment Services Inc.
7.00%, 09/01/22 (Call 09/01/17)	25	26,688
Harland Clarke Holdings Corp.
9.25%, 03/01/21 (Call 03/01/17)[a]	25	25,313
Hertz Corp. (The)
5.88%, 10/15/20 (Call 10/15/15)	50	50,375
6.75%, 04/15/19 (Call 04/15/15)	75	78,187
Iron Mountain Inc.
5.75%, 08/15/24 (Call 08/15/17)	75	76,500
Jaguar Holding Co. I
9.38%, 10/15/17 (Call 12/01/14)[a,d]	50	51,187
Laureate Education Inc.
9.75%, 09/01/19 (Call 09/01/15)[a]	50	51,500
Monitronics International Inc.
9.13%, 04/01/20 (Call 04/01/16)	25	25,750
ServiceMaster Co. (The)
7.00%, 08/15/20 (Call 08/15/15)	49	51,817

Security	Principal (000s)	Value

United Rentals North America Inc.
5.75%, 11/15/24 (Call 05/15/19)	$50	$52,437
7.38%, 05/15/20 (Call 05/15/16)	100	108,500
7.63%, 04/15/22 (Call 04/15/17)	100	111,500

		908,580
COMPUTERS — 0.51%
SunGard Data Systems Inc.
6.63%, 11/01/19 (Call 11/01/15)	25	25,875
7.38%, 11/15/18 (Call 12/01/14)	25	26,063
7.63%, 11/15/20 (Call 11/15/15)	50	53,312

		105,250
COSMETICS & PERSONAL CARE — 0.23%
First Quality Finance Co. Inc.
4.63%, 05/15/21 (Call 05/15/16)[a]	25	23,125
Revlon Consumer Products Corp.
5.75%, 02/15/21 (Call 02/15/16)	25	25,000

		48,125
DISTRIBUTION & WHOLESALE — 1.47%
HD Supply Inc.
7.50%, 07/15/20 (Call 10/15/16)[b]	75	79,875
8.13%, 04/15/19 (Call 04/15/15)	75	81,000
11.00%, 04/15/20 (Call 04/15/16)	50	57,375
11.50%, 07/15/20 (Call 10/15/16)	50	58,250
VWR Funding Inc.
7.25%, 09/15/17 (Call 12/01/14)	25	26,250

		302,750
DIVERSIFIED FINANCIAL SERVICES — 2.13%
DFC Finance Corp.
10.50%, 06/15/20 (Call 06/15/17)[a]	25	24,438
E*TRADE Financial Corp.
6.38%, 11/15/19 (Call 11/15/15)	50	53,312
Nationstar Mortgage LLC/Nationstar Capital Corp.
6.50%, 07/01/21 (Call 01/01/17)	50	46,500
Nuveen Investments Inc.
9.50%, 10/15/20 (Call 11/10/14)[a]	40	48,800
Springleaf Finance Corp.
6.90%, 12/15/17	200	218,000
TMX Finance LLC/TitleMax Finance Corp.
8.50%, 09/15/18 (Call 09/15/15)[a]	25	24,375
Walter Investment Management Corp.
7.88%, 12/15/21 (Call 12/15/16)[a]	25	23,500

		438,925

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (Continued)

iSHARES® B - Ca RATED CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

ELECTRIC — 3.59%
Calpine Corp.
5.75%, 01/15/25 (Call 10/15/19)	$100	$101,250
Dynegy Finance I Inc./Dynegy Finance II Inc.
6.75%, 11/01/19 (Call 05/01/17)[a]	75	77,625
7.38%, 11/01/22 (Call 11/01/18)[a]	75	79,312
7.63%, 11/01/24 (Call 11/01/19)[a]	50	53,000
GenOn Energy Inc.
9.50%, 10/15/18[b]	75	78,187
NRG Energy Inc.
6.25%, 07/15/22 (Call 07/15/18)	100	104,500
6.25%, 05/01/24 (Call 05/01/19)[a]	25	25,813
6.63%, 03/15/23 (Call 09/15/17)	50	52,750
7.63%, 01/15/18	100	112,250
8.25%, 09/01/20 (Call 09/01/15)	50	54,063

		738,750
ELECTRICAL COMPONENTS & EQUIPMENT — 0.35%
Belden Inc.
5.50%, 09/01/22 (Call 09/01/17)[a]	50	50,875
General Cable Corp.
5.75%, 10/01/22 (Call 10/01/17)	25	22,000

		72,875
ELECTRONICS — 0.26%
Viasystems Inc.
7.88%, 05/01/19 (Call 05/01/15)[a]	50	53,000

		53,000
ENTERTAINMENT — 1.62%
AMC Entertainment Inc.
9.75%, 12/01/20 (Call 12/01/15)	50	55,500
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
5.25%, 03/15/21 (Call 03/15/16)	25	25,125
Cinemark USA Inc.
4.88%, 06/01/23 (Call 06/01/18)	25	24,625
Mohegan Tribal Gaming Authority
9.75%, 09/01/21 (Call 09/01/16)	25	25,750
Pinnacle Entertainment Inc.
6.38%, 08/01/21 (Call 08/01/16)	25	26,750
7.50%, 04/15/21 (Call 04/15/15)	50	53,375
Regal Entertainment Group
5.75%, 03/15/22 (Call 03/15/17)	50	48,875
Six Flags Entertainment Corp.
5.25%, 01/15/21 (Call 01/15/16)[a]	25	25,125

Security	Principal (000s)	Value

WMG Acquisition Corp.
6.75%, 04/15/22 (Call 04/15/17)[a]	$50	$49,250

		334,375
ENVIRONMENTAL CONTROL — 0.24%
ADS Waste Holdings Inc.
8.25%, 10/01/20 (Call 10/01/16)	25	26,188
Tervita Corp.
8.00%, 11/15/18 (Call 11/15/15)[a]	25	24,000

		50,188
FOOD — 2.34%
Albertsons Holdings LLC/Saturn Acquisition Merger Sub Inc.
7.75%, 10/15/22 (Call 10/15/17)[a]	25	24,625
Aramark Services Inc.
5.75%, 03/15/20 (Call 03/15/15)[b]	35	36,575
B&G Foods Inc.
4.63%, 06/01/21 (Call 06/01/16)	50	49,125
Big Heart Pet Brands
7.63%, 02/15/19 (Call 12/01/14)[b]	35	35,087
Ingles Markets Inc.
5.75%, 06/15/23 (Call 06/15/18)	50	51,000
Post Holdings Inc.
6.00%, 12/15/22 (Call 06/15/18)[a]	25	24,125
7.38%, 02/15/22 (Call 02/15/17)[b]	100	102,500
Smithfield Foods Inc.
5.25%, 08/01/18 (Call 08/01/15)[a]	50	51,500
6.63%, 08/15/22 (Call 08/15/17)	25	27,250
SUPERVALU Inc.
8.00%, 05/01/16	50	53,750
U.S. Foods Inc.
8.50%, 06/30/19 (Call 12/01/14)	25	26,344

		481,881
GAS — 0.52%
Sabine Pass LNG LP
7.50%, 11/30/16	100	107,250

		107,250
HEALTH CARE — PRODUCTS — 1.89%
Biomet Inc.
6.50%, 08/01/20 (Call 08/01/15)	100	107,000
Crimson Merger Sub Inc.
6.63%, 05/15/22 (Call 05/15/17)[a]	50	46,750
Hologic Inc.
6.25%, 08/01/20 (Call 08/01/15)	25	26,281

82	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® B - Ca RATED CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

Kinetic Concepts Inc./KCI USA Inc.
10.50%, 11/01/18 (Call 11/01/15)	$75	$82,687
12.50%, 11/01/19 (Call 11/01/15)	25	27,563
Mallinckrodt International Finance SA/Mallinckrodt CB LLC
5.75%, 08/01/22 (Call 08/01/17)[a]	50	52,375
Universal Hospital Services Inc.
7.63%, 08/15/20 (Call 08/15/15)	50	46,630

		389,286
HEALTH CARE — SERVICES — 5.61%
CHS/Community Health Systems Inc.
6.88%, 02/01/22 (Call 02/01/18)[b]	150	161,625
7.13%, 07/15/20 (Call 07/15/16)	25	27,063
8.00%, 11/15/19 (Call 11/15/15)	75	81,000
DaVita HealthCare Partners Inc.
5.13%, 07/15/24 (Call 07/15/19)	25	25,500
5.75%, 08/15/22 (Call 08/15/17)	25	26,500
6.63%, 11/01/20 (Call 12/01/14)	50	52,313
HCA Holdings Inc.
6.25%, 02/15/21	50	53,812
7.75%, 05/15/21 (Call 11/15/15)	100	107,750
HCA Inc.
5.88%, 05/01/23	125	134,375
6.50%, 02/15/16	50	52,812
7.50%, 02/15/22	50	58,062
IASIS Healthcare LLC/IASIS Capital Corp.
8.38%, 05/15/19 (Call 12/01/14)	25	26,375
Kindred Healthcare Inc.
6.38%, 04/15/22 (Call 04/15/17)[a]	25	24,625
MPH Acquisition Holdings LLC
6.63%, 04/01/22 (Call 04/01/17)[a]	50	52,313
Select Medical Corp.
6.38%, 06/01/21 (Call 06/01/16)	50	51,125
Tenet Healthcare Corp.
5.00%, 03/01/19[a]	50	50,063
8.00%, 08/01/20 (Call 08/01/15)	25	26,625
8.13%, 04/01/22	125	143,281

		1,155,219
HOLDING COMPANIES — DIVERSIFIED — 0.38%
Alphabet Holding Co. Inc.
7.75%, 11/01/17 (Call 12/01/14)[d]	25	24,250
Harbinger Group Inc.
7.88%, 07/15/19 (Call 01/15/16)	25	27,062

Security	Principal (000s)	Value

Opal Acquisition Inc.
8.88%, 12/15/21 (Call 12/15/16)[a]	$25	$26,094

		77,406
HOME BUILDERS — 0.77%
Brookfield Residential Properties Inc.
6.50%, 12/15/20 (Call 12/15/15)[a,b]	25	26,625
K. Hovnanian Enterprises Inc.
7.25%, 10/15/20 (Call 10/15/15)[a]	50	52,625
Shea Homes LP/Shea Homes Funding Corp.
8.63%, 05/15/19 (Call 05/15/15)	50	53,250
Taylor Morrison Communities Inc./Monarch Communities Inc.
5.25%, 04/15/21 (Call 04/15/16)[a]	25	25,178

		157,678
HOUSEHOLD PRODUCTS & WARES — 3.19%
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC
5.75%, 10/15/20 (Call 10/15/15)	100	104,000
8.25%, 02/15/21 (Call 02/15/16)[b]	150	161,250
9.00%, 04/15/19 (Call 12/01/14)	150	156,750
9.88%, 08/15/19 (Call 08/15/15)	175	190,094
Spectrum Brands Inc.
6.63%, 11/15/22 (Call 11/15/17)	25	26,812
Sun Products Corp. (The)
7.75%, 03/15/21 (Call 03/15/16)[a,b]	25	18,500

		657,406
HOUSEWARES — 0.13%
RSI Home Products Inc.
6.88%, 03/01/18 (Call 03/01/15)[a]	25	26,125

		26,125
INSURANCE — 0.38%
Hockey Merger Sub 2 Inc.
7.88%, 10/01/21 (Call 10/01/16)[a]	50	52,125
USI Inc./NY
7.75%, 01/15/21 (Call 01/15/16)[a]	25	25,313

		77,438
INTERNET — 0.26%
CyrusOne LP/CyrusOne Finance Corp.
6.38%, 11/15/22 (Call 11/15/17)	25	26,313
Zayo Group LLC/Zayo Capital Inc.
8.13%, 01/01/20 (Call 07/01/15)	25	26,687

		53,000

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (Continued)

iSHARES® B - Ca RATED CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

IRON & STEEL — 0.50%
AK Steel Corp.
7.63%, 05/15/20 (Call 05/15/15)[b]	$25	$25,188
Ryerson Inc./Joseph T Ryerson & Son Inc.
9.00%, 10/15/17 (Call 04/15/15)	50	52,625
Signode Industrial Group Lux SA/Signode Industrial Group U.S. Inc.
6.38%, 05/01/22 (Call 05/01/17)[a]	25	24,250

		102,063
LODGING — 3.38%
Boyd Gaming Corp.
9.13%, 12/01/18 (Call 12/01/14)	25	26,188
Caesars Entertainment Operating Co. Inc.
8.50%, 02/15/20 (Call 02/15/16)	25	18,750
9.00%, 02/15/20 (Call 02/15/16)	125	93,875
11.25%, 06/01/17 (Call 12/01/14)	75	56,250
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties Finance Inc.
8.00%, 10/01/20 (Call 10/01/16)[a]	25	24,250
11.00%, 10/01/21 (Call 10/01/16)[a,b]	75	69,656
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance Inc.
9.38%, 05/01/22 (Call 05/01/17)[a]	25	23,250
Felcor Lodging LP
5.63%, 03/01/23 (Call 03/01/18)	25	24,938
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.
5.63%, 10/15/21 (Call 10/15/16)[a]	50	52,688
MGM Resorts International
5.25%, 03/31/20	25	25,625
6.63%, 12/15/21	25	27,375
6.75%, 10/01/20	75	82,312
7.75%, 03/15/22	50	57,625
8.63%, 02/01/19	75	86,812
Station Casinos LLC
7.50%, 03/01/21 (Call 03/01/16)	25	26,125

		695,719

Security	Principal (000s)	Value

MACHINERY — 1.02%
BlueLine Rental Finance Corp.
7.00%, 02/01/19 (Call 02/01/16)[a]	$75	$78,937
Gardner Denver Inc.
6.88%, 08/15/21 (Call 08/15/16)[a]	25	26,063
Manitowoc Co. Inc. (The)
8.50%, 11/01/20 (Call 11/01/15)	25	27,062
Terex Corp.
6.00%, 05/15/21 (Call 11/15/16)	25	26,000
Zebra Technologies Corp.
7.25%, 10/15/22 (Call 10/15/17)[a]	50	52,625

		210,687
MANUFACTURING — 0.58%
Gates Global LLC/Gates Global Co.
6.00%, 07/15/22 (Call 07/15/17)[a]	50	48,500
Polymer Group Inc.
7.75%, 02/01/19 (Call 02/01/15)	22	22,880
Trinseo Materials Operating SCA/Trinseo Materials Finance Inc.
8.75%, 02/01/19 (Call 08/01/15)	45	47,588

		118,968
MEDIA — 9.50%
AMC Networks Inc.
4.75%, 12/15/22 (Call 12/15/17)	25	24,813
7.75%, 07/15/21 (Call 07/15/16)	50	54,500
Cablevision Systems Corp.
5.88%, 09/15/22	50	50,875
8.63%, 09/15/17	75	84,750
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13%, 02/15/23 (Call 02/15/18)	100	99,750
6.50%, 04/30/21 (Call 04/30/15)	150	158,250
Cequel Communications Holdings I LLC/Cequel Capital Corp.
5.13%, 12/15/21 (Call 06/15/16)[a]	25	24,406
6.38%, 09/15/20 (Call 09/15/15)[a]	75	78,187
Clear Channel Worldwide Holdings Inc.
6.50%, 11/15/22 (Call 11/15/17)	125	129,125
Series B
7.63%, 03/15/20 (Call 03/15/15)	75	79,781
Cumulus Media Holdings Inc.
7.75%, 05/01/19 (Call 05/01/15)[b]	25	25,625

84	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® B - Ca RATED CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

iHeartCommunications Inc.
9.00%, 12/15/19 (Call 07/15/15)	$25	$25,266
9.00%, 03/01/21 (Call 03/01/16)	100	100,000
9.00%, 09/15/22 (Call 09/15/17)[a,b]	15	15,075
10.00%, 01/15/18 (Call 07/15/16)[b]	25	20,891
11.25%, 03/01/21 (Call 03/01/16)	25	26,437
McClatchy Co. (The)
9.00%, 12/15/22 (Call 12/15/17)	25	28,250
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance
9.75%, 04/01/21 (Call 04/01/16)	25	28,250
Nexstar Broadcasting Inc.
6.88%, 11/15/20 (Call 11/15/15)	25	25,937
Nielsen Finance LLC/Nielsen Finance Co.
5.00%, 04/15/22 (Call 04/15/17)[a]	75	76,125
Numericable Group SA
6.00%, 05/15/22 (Call 05/15/17)[a]	200	204,500
Quebecor Media Inc.
5.75%, 01/15/23	75	77,250
Sinclair Television Group Inc.
5.38%, 04/01/21 (Call 04/01/16)	25	25,063
5.63%, 08/01/24 (Call 08/01/19)[a]	25	24,688
Sirius XM Radio Inc.
4.63%, 05/15/23 (Call 05/15/18)[a]	50	48,250
5.88%, 10/01/20 (Call 10/01/16)[a]	50	52,750
6.00%, 07/15/24 (Call 07/15/19)[a]	50	52,125
Univision Communications Inc.
5.13%, 05/15/23 (Call 05/15/18)[a]	75	79,125
6.75%, 09/15/22 (Call 09/15/17)[a]	23	25,530
6.88%, 05/15/19 (Call 05/15/15)[a]	175	183,969
WideOpenWest Finance LLC/WideOpenWest Capital Corp.
10.25%, 07/15/19 (Call 07/15/15)	25	27,437

		1,956,980
METAL FABRICATE & HARDWARE — 0.39%
JMC Steel Group Inc.
8.25%, 03/15/18 (Call 12/01/14)[a,b]	25	25,375
Wise Metals Group LLC/Wise Alloys Finance Corp.
8.75%, 12/15/18 (Call 06/15/16)[a]	50	54,000

		79,375

Security	Principal (000s)	Value

MINING — 1.70%
Aleris International Inc.
7.63%, 02/15/18 (Call 12/01/14)	$25	$25,750
7.88%, 11/01/20 (Call 11/01/15)	50	52,000
First Quantum Minerals Ltd.
6.75%, 02/15/20 (Call 02/15/17)[a]	78	75,465
7.00%, 02/15/21 (Call 02/15/18)[a,b]	53	52,006
HudBay Minerals Inc.
9.50%, 10/01/20 (Call 10/01/16)	25	26,250
IAMGOLD Corp.
6.75%, 10/01/20 (Call 10/01/16)[a]	25	20,625
Lundin Mining Corp.
7.50%, 11/01/20 (Call 11/01/17)[a]	25	26,063
Molycorp Inc.
10.00%, 06/01/20 (Call 06/01/16)[b]	25	17,875
Novelis Inc.
8.75%, 12/15/20 (Call 12/15/15)	50	54,562

		350,596
OFFICE & BUSINESS EQUIPMENT — 0.21%
CDW LLC/CDW Finance Corp.
8.50%, 04/01/19 (Call 04/01/15)	41	43,460

		43,460
OIL & GAS — 12.06%
American Energy-Permian Basin LLC/AEPB Finance Corp.
7.13%, 11/01/20 (Call 01/31/17)[a]	25	21,625
7.38%, 11/01/21 (Call 07/31/17)[a]	25	21,875
Antero Resources Finance Corp.
5.38%, 11/01/21 (Call 11/01/16)	50	50,750
6.00%, 12/01/20 (Call 12/01/15)	50	52,000
Athlon Holdings LP/Athlon Finance Corp.
6.00%, 05/01/22 (Call 05/01/17)[a]	50	53,844
BreitBurn Energy Partners LP/BreitBurn Finance Corp.
7.88%, 04/15/22 (Call 01/15/17)	25	23,984
Calumet Specialty Products Partners LP/Calumet Finance Corp.
6.50%, 04/15/21 (Call 04/15/17)[a]	50	48,500
Carrizo Oil & Gas Inc.
8.63%, 10/15/18 (Call 12/01/14)	35	36,400
Chaparral Energy Inc.
7.63%, 11/15/22 (Call 05/15/17)[b]	25	24,375

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (Continued)

iSHARES® B - Ca RATED CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

Connacher Oil and Gas Ltd.
8.50%, 08/01/19 (Call 08/01/15)[a]	$25	$16,000
Denbury Resources Inc.
4.63%, 07/15/23 (Call 01/15/18)	75	69,281
5.50%, 05/01/22 (Call 05/01/17)	25	24,625
Drill Rigs Holdings Inc.
6.50%, 10/01/17 (Call 10/01/15)[a]	50	47,000
Energy XXI Gulf Coast Inc.
9.25%, 12/15/17 (Call 12/15/14)[b]	50	49,000
EP Energy LLC/Everest Acquisition Finance Inc.
Series WI
9.38%, 05/01/20 (Call 05/01/16)	100	109,250
EPL Oil & Gas Inc.
8.25%, 02/15/18 (Call 02/15/15)	25	24,250
EV Energy Partners LP/EV Energy Finance Corp.
8.00%, 04/15/19 (Call 04/15/15)	25	24,625
EXCO Resources Inc.
7.50%, 09/15/18 (Call 12/01/14)	25	22,063
8.50%, 04/15/22 (Call 04/15/17)[b]	25	21,750
Forest Oil Corp.
7.25%, 06/15/19 (Call 12/01/14)[b]	27	26,055
Halcon Resources Corp.
8.88%, 05/15/21 (Call 11/15/16)	125	102,500
Jones Energy Holdings LLC/Jones Energy Finance Corp.
6.75%, 04/01/22 (Call 04/01/17)[a]	50	47,750
Jupiter Resources Inc.
8.50%, 10/01/22 (Call 10/01/17)[a]	50	44,125
Kodiak Oil & Gas Corp.
8.13%, 12/01/19 (Call 12/01/15)	50	53,750
Laredo Petroleum Inc.
7.38%, 05/01/22 (Call 05/01/17)	25	26,000
Lightstream Resources Ltd.
8.63%, 02/01/20 (Call 02/01/16)[a]	25	23,000
Linn Energy LLC/Linn Energy Finance Corp.
6.25%, 11/01/19 (Call 11/01/15)	125	115,000
7.75%, 02/01/21 (Call 09/15/15)	50	49,000
8.63%, 04/15/20 (Call 04/15/15)	100	100,250
Magnum Hunter Resources Corp.
9.75%, 05/15/20 (Call 05/15/16)	25	24,875

Security	Principal (000s)	Value

MEG Energy Corp.
6.50%, 03/15/21 (Call 03/15/15)[a]	$150	$148,500
7.00%, 03/31/24 (Call 09/30/18)[a]	50	50,250
Memorial Production Partners LP/Memorial Production Finance Corp.
7.63%, 05/01/21 (Call 05/01/17)	50	48,437
Midstates Petroleum Co. Inc./Midstates Petroleum Co. LLC
9.25%, 06/01/21 (Call 06/01/16)	50	42,500
Northern Oil and Gas Inc.
8.00%, 06/01/20 (Call 06/01/16)	50	46,625
Oasis Petroleum Inc.
6.88%, 03/15/22 (Call 09/15/17)	50	52,000
Ocean Rig UDW Inc.
7.25%, 04/01/19 (Call 04/01/17)[a,b]	25	21,375
Offshore Group Investments Ltd.
7.13%, 04/01/23 (Call 04/01/18)	25	20,625
7.50%, 11/01/19 (Call 11/01/15)[b]	75	63,937
Pacific Drilling SA
5.38%, 06/01/20 (Call 06/01/16)[a]	50	44,719
Paragon Offshore PLC
7.25%, 08/15/24 (Call 08/15/19)[a,b]	50	38,250
Parsley Energy LLC/Parsley Finance Corp.
7.50%, 02/15/22 (Call 02/15/17)[a]	25	24,500
Penn Virginia Corp.
8.50%, 05/01/20 (Call 05/01/17)	25	24,438
Rosetta Resources Inc.
5.63%, 05/01/21 (Call 05/01/17)	75	72,750
Samson Investment Co.
9.75%, 02/15/20 (Call 02/15/16)	100	74,000
Sanchez Energy Corp.
7.75%, 06/15/21 (Call 06/15/17)	50	51,000
SandRidge Energy Inc.
7.50%, 03/15/21 (Call 03/15/16)	50	45,000
7.50%, 02/15/23 (Call 08/15/17)	75	66,750
Seven Generations Energy Ltd.
8.25%, 05/15/20 (Call 05/15/16)[a]	50	52,500
Stone Energy Corp.
7.50%, 11/15/22 (Call 11/15/17)	25	23,313
Ultra Petroleum Corp.
6.13%, 10/01/24 (Call 10/01/19)[a]	25	23,656

86	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® B - Ca RATED CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

Vanguard Natural Resources LLC/VNR Finance Corp.
7.88%, 04/01/20 (Call 04/01/16)	$50	$49,375
Venoco Inc.
8.88%, 02/15/19 (Call 02/15/15)[b]	25	20,750
W&T Offshore Inc.
8.50%, 06/15/19 (Call 06/15/15)	25	24,375

		2,483,127
OIL & GAS SERVICES — 0.57%
Gulfmark Offshore Inc.
6.38%, 03/15/22 (Call 03/15/17)	25	22,750
Key Energy Services Inc.
6.75%, 03/01/21 (Call 03/01/16)	25	22,250
McDermott International Inc.
8.00%, 05/01/21 (Call 05/01/17)[a]	25	22,000
PHI Inc.
5.25%, 03/15/19 (Call 03/15/16)	50	49,393

		116,393
PACKAGING & CONTAINERS — 0.91%
Berry Plastics Corp.
5.50%, 05/15/22 (Call 05/15/17)	25	25,094
9.75%, 01/15/21 (Call 01/15/16)[b]	50	55,812
BWAY Holding Co.
9.13%, 08/15/21 (Call 08/15/17)[a]	25	25,938
Sealed Air Corp.
8.13%, 09/15/19 (Call 09/15/15)[a]	75	81,281

		188,125
PHARMACEUTICALS — 2.78%
Endo Finance LLC
5.75%, 01/15/22 (Call 01/15/17)[a,b]	75	75,375
Salix Pharmaceuticals Ltd.
6.00%, 01/15/21 (Call 01/15/17)[a]	50	54,125
Valeant Pharmaceuticals International Inc.
5.63%, 12/01/21 (Call 12/01/16)[a]	100	99,000
6.38%, 10/15/20 (Call 10/15/16)[a]	25	25,656
6.75%, 08/15/18 (Call 08/15/15)[a]	50	53,188
7.00%, 10/01/20 (Call 10/01/15)[a]	125	130,937
7.50%, 07/15/21 (Call 07/15/16)[a]	125	133,750

		572,031
PIPELINES — 1.32%
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.
5.88%, 08/01/23 (Call 02/01/18)	75	77,812

Security	Principal (000s)	Value

Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
6.13%, 03/01/22 (Call 11/01/16)	$25	$25,250
NGPL PipeCo LLC
7.12%, 12/15/17[a]	150	150,375
Niska Gas Storage Canada ULC/Niska Gas Storage Canada Finance Corp.
6.50%, 04/01/19 (Call 10/01/16)[a,b]	25	18,625

		272,062
REAL ESTATE — 0.12%
CBRE Services Inc.
5.00%, 03/15/23 (Call 03/15/18)	25	25,500

		25,500
REAL ESTATE INVESTMENT TRUSTS — 0.24%
iStar Financial Inc.
4.00%, 11/01/17 (Call 08/01/17)	25	24,763
5.00%, 07/01/19 (Call 07/01/16)	25	24,875

		49,638
RETAIL — 3.37%
1011778 BC ULC/New Red Finance Inc.
6.00%, 04/01/22 (Call 10/01/17)[a]	50	50,687
Burger King Corp.
9.88%, 10/15/18 (Call 12/01/14)	25	26,375
Chinos Intermediate Holdings A Inc.
7.75%, 05/01/19 (Call 12/01/14)[a,d]	25	24,000
Claire’s Stores Inc.
9.00%, 03/15/19 (Call 03/15/15)[a]	50	51,000
Guitar Center Inc.
6.50%, 04/15/19 (Call 04/15/16)[a,b]	25	22,797
J.C. Penney Corp. Inc.
7.63%, 03/01/97	25	18,500
Landry’s Inc.
9.38%, 05/01/20 (Call 05/01/15)[a]	25	26,719
Michaels Stores Inc.
5.88%, 12/15/20 (Call 12/15/16)[a]	25	25,313
Neiman Marcus Group Ltd. LLC
8.00%, 10/15/21 (Call 10/15/16)[a]	85	90,668
New Albertsons Inc.
7.45%, 08/01/29	25	23,000
Party City Holdings Inc.
Series WI
8.88%, 08/01/20 (Call 08/01/15)	25	27,125
Penske Automotive Group Inc.
5.75%, 10/01/22 (Call 10/01/17)	50	52,000

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (Continued)

iSHARES® B - Ca RATED CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

Petco Holdings Inc.
8.50%, 10/15/17 (Call 12/01/14)[a,d]	$25	$25,125
Rite Aid Corp.
6.75%, 06/15/21 (Call 06/15/16)	50	53,375
9.25%, 03/15/20 (Call 03/15/16)	50	55,240
Sears Holdings Corp.
6.63%, 10/15/18[b]	50	46,000
Serta Simmons Holdings LLC
8.13%, 10/01/20 (Call 10/01/15)[a]	25	26,812
Toys R Us Property Co. II LLC
8.50%, 12/01/17 (Call 12/01/14)[b]	50	50,000

		694,736
SEMICONDUCTORS — 1.53%
Advanced Micro Devices Inc.
7.50%, 08/15/22	25	22,875
Amkor Technology Inc.
6.38%, 10/01/22 (Call 10/01/16)	25	25,031
Freescale Semiconductor Inc.
6.00%, 01/15/22 (Call 11/15/16)[a,b]	50	51,250
8.05%, 02/01/20 (Call 06/01/15)[b]	13	13,715
NXP BV/NXP Funding LLC
3.50%, 09/15/16[a]	200	203,000

		315,871
SOFTWARE — 3.58%
BMC Software Inc.
8.13%, 07/15/21 (Call 07/15/16)[a]	100	95,750
First Data Corp.
7.38%, 06/15/19 (Call 06/15/15)[a,b]	75	79,500
8.25%, 01/15/21 (Call 01/15/16)[a]	50	54,250
11.25%, 01/15/21 (Call 01/15/16)	97	111,792
11.75%, 08/15/21 (Call 05/15/16)	49	57,452
12.63%, 01/15/21 (Call 01/15/16)	150	181,125
Infor Software Parent LLC/Infor Software Parent Inc.
7.13%, 05/01/21 (Call 05/01/17)[a,d]	25	25,313
Infor U.S. Inc.
9.38%, 04/01/19 (Call 04/01/15)	25	27,188
11.50%, 07/15/18 (Call 07/15/15)	50	55,250
Nuance Communications Inc.
5.38%, 08/15/20 (Call 08/15/16)[a]	50	50,250

		737,870

Security	Principal (000s)	Value

STORAGE & WAREHOUSING — 1.01%
Algeco Scotsman Global Finance PLC
8.50%, 10/15/18 (Call 10/15/15)[a,b]	$200	$208,000

		208,000
TELECOMMUNICATIONS — 13.89%
Alcatel-Lucent USA Inc.
4.63%, 07/01/17[a]	200	203,250
6.45%, 03/15/29	50	48,125
Altice SA
7.75%, 05/15/22 (Call 05/15/17)[a]	200	210,000
Avaya Inc.
10.50%, 03/01/21 (Call 03/01/17)[a,b]	75	65,719
Cincinnati Bell Inc.
8.38%, 10/15/20 (Call 10/15/15)	50	53,625
CommScope Inc.
5.00%, 06/15/21 (Call 06/15/17)[a]	25	24,938
5.50%, 06/15/24 (Call 06/15/19)[a]	25	25,281
DigitalGlobe Inc.
5.25%, 02/01/21 (Call 02/01/17)[a]	25	24,313
Hughes Satellite Systems Corp.
6.50%, 06/15/19	50	54,125
7.63%, 06/15/21	51	56,737
Intelsat Jackson Holdings SA
5.50%, 08/01/23 (Call 08/01/18)	50	50,125
6.63%, 12/15/22 (Call 12/15/17)	100	105,250
7.25%, 04/01/19 (Call 04/01/15)	50	52,500
7.25%, 10/15/20 (Call 10/15/15)	50	53,375
7.50%, 04/01/21 (Call 04/01/16)	125	135,312
Intelsat Luxembourg SA
6.75%, 06/01/18 (Call 06/01/15)	50	51,750
7.75%, 06/01/21 (Call 06/01/17)	100	104,500
8.13%, 06/01/23 (Call 06/01/18)	50	53,125
Level 3 Escrow II Inc.
5.38%, 08/15/22 (Call 08/15/17)[a]	25	25,438
Level 3 Financing Inc.
6.13%, 01/15/21 (Call 11/15/16)[a]	50	52,437
8.13%, 07/01/19 (Call 07/01/15)	175	187,250
9.38%, 04/01/19 (Call 04/01/15)	25	26,719
Nokia OYJ
5.38%, 05/15/19	25	26,875
6.63%, 05/15/39	25	27,063
SBA Communications Corp.
4.88%, 07/15/22 (Call 07/15/17)[a]	25	24,622

88	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® B - Ca RATED CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

SBA Telecommunications Inc.
5.75%, 07/15/20 (Call 07/15/16)	$25	$26,125
Sprint Capital Corp.
6.88%, 11/15/28	100	97,250
6.90%, 05/01/19	50	53,000
Sprint Communications Inc.
6.00%, 12/01/16	50	52,937
6.00%, 11/15/22	25	24,938
7.00%, 08/15/20	25	26,500
8.38%, 08/15/17	50	56,437
Sprint Corp.
7.13%, 06/15/24[a]	100	102,750
7.25%, 09/15/21[a]	50	52,875
7.88%, 09/15/23[a,b]	150	162,375
Telesat Canada/Telesat LLC
6.00%, 05/15/17 (Call 12/01/14)[a]	25	25,769
West Corp.
5.38%, 07/15/22 (Call 07/15/17)[a]	50	48,500
7.88%, 01/15/19 (Call 11/15/14)	10	10,409
Wind Acquisition Finance SA
7.38%, 04/23/21 (Call 04/23/17)[a,b]	200	195,500
Windstream Corp.
6.38%, 08/01/23 (Call 02/01/18)	75	75,562
7.75%, 10/15/20 (Call 10/15/15)	50	53,250
7.75%, 10/01/21 (Call 10/01/16)	50	53,500

		2,860,131
TRANSPORTATION — 0.85%
CHC Helicopter SA
9.25%, 10/15/20 (Call 10/15/15)	90	96,300
Florida East Coast Holdings Corp.
6.75%, 05/01/19 (Call 05/01/16)[a]	50	51,594
XPO Logistics Inc.
7.88%, 09/01/19 (Call 09/01/16)[a]	25	26,187

		174,081
TRUCKING & LEASING — 0.12%
Jurassic Holdings III Inc.
6.88%, 02/15/21 (Call 02/15/17)[a]	25	25,188

		25,188

TOTAL CORPORATE BONDS & NOTES
(Cost: $20,429,941)		20,237,587

Security	Shares (000s)	Value

SHORT-TERM INVESTMENTS — 14.27%

MONEY MARKET FUNDS — 14.27%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[e,f,g]	2,559	$2,559,122
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[e,f,g]	245	245,383
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[e,f]	133	133,381

		2,937,886

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,937,886)		2,937,886

TOTAL INVESTMENTS IN SECURITIES — 112.54%
(Cost: $23,367,827)		23,175,473
Other Assets, Less Liabilities — (12.54)%		(2,581,763)

NET ASSETS — 100.00%		$20,593,710

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Variable rate security. Rate shown is as of report date.
[d]	Payment-in-kind (PIK) security. Income may be paid in cash or additional securities at the issuer’s discretion.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	89

Schedule of Investments

iSHARES® FINANCIALS BOND ETF

October 31, 2014

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES — 97.05%

BANKS — 59.17%
Abbey National Treasury Services PLC/London
4.00%, 04/27/16	$75	$78,412
Bank of America Corp.
3.63%, 03/17/16	50	51,779
4.88%, 04/01/44	25	26,738
5.70%, 01/24/22	100	114,598
7.63%, 06/01/19	50	60,456
Bank of Montreal
2.55%, 11/06/22 (Call 10/06/22)	25	24,006
Bank of New York Mellon Corp. (The)
3.25%, 09/11/24 (Call 08/11/24)	25	24,865
3.65%, 02/04/24 (Call 01/05/24)	25	25,619
Bank of Nova Scotia (The)
2.55%, 01/12/17	100	103,156
2.90%, 03/29/16	38	39,163
BB&T Corp.
2.25%, 02/01/19 (Call 01/02/19)	25	25,160
3.20%, 03/15/16 (Call 02/16/16)[a]	63	64,925
BNP Paribas SA
1.38%, 03/17/17	50	49,968
3.25%, 03/03/23	25	25,028
Canadian Imperial Bank of Commerce/Canada
1.55%, 01/23/18 (Call 12/23/17)[a]	25	24,915
Capital One Financial Corp.
3.75%, 04/24/24 (Call 03/24/24)	50	50,656
Citigroup Inc.
1.35%, 03/10/17	100	99,833
4.45%, 01/10/17	38	40,474
5.88%, 01/30/42	50	61,012
6.88%, 03/05/38	25	33,266
Commonwealth Bank of Australia/New York NY
2.50%, 09/20/18	50	50,989
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands
3.38%, 01/19/17	50	52,425
3.88%, 02/08/22	50	52,856
5.25%, 05/24/41	13	15,038

Security	Principal (000s)	Value

Credit Suisse/New York NY
5.40%, 01/14/20	$25	$28,115
Deutsche Bank AG/London
3.70%, 05/30/24	50	50,303
Fifth Third Bancorp
3.50%, 03/15/22 (Call 02/15/22)	13	13,325
3.63%, 01/25/16	50	51,719
4.30%, 01/16/24 (Call 12/16/23)	13	13,543
Goldman Sachs Group Inc. (The)
4.00%, 03/03/24	100	101,600
5.38%, 03/15/20	100	111,919
6.75%, 10/01/37	25	30,658
HSBC Holdings PLC
4.00%, 03/30/22	25	26,557
6.10%, 01/14/42	75	95,403
JPMorgan Chase & Co.
3.15%, 07/05/16	100	103,454
3.38%, 05/01/23	25	24,244
4.85%, 02/01/44	10	10,790
5.60%, 07/15/41	25	29,646
6.40%, 05/15/38	25	32,246
KeyCorp
5.10%, 03/24/21	13	14,591
Lloyds Bank PLC
4.20%, 03/28/17	25	26,724
Morgan Stanley
4.75%, 03/22/17	75	80,664
7.30%, 05/13/19	250	299,012
National Australia Bank Ltd./New York
1.60%, 08/07/15	25	25,238
Northern Trust Corp.
2.38%, 08/02/22	13	12,604
PNC Financial Services Group Inc. (The)
3.90%, 04/29/24 (Call 03/29/24)[b]	25	25,366
PNC Funding Corp.
2.70%, 09/19/16 (Call 08/19/16)[b]	25	25,753
Royal Bank of Canada
1.50%, 01/16/18	75	74,887
Royal Bank of Scotland PLC (The)
5.63%, 08/24/20	13	14,779
State Street Corp.
2.88%, 03/07/16	50	51,570

90	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FINANCIALS BOND ETF

October 31, 2014

Security	Principal (000s)	Value

SunTrust Banks Inc.
3.60%, 04/15/16 (Call 03/15/16)	$38	$39,387
Toronto-Dominion Bank (The)
2.38%, 10/19/16[a]	25	25,709
U.S. Bancorp/MN
2.20%, 04/25/19 (Call 03/25/19)	75	75,288
UBS AG/Stamford CT
5.75%, 04/25/18	100	112,887
Wachovia Corp.
5.50%, 08/01/35	25	28,062
5.63%, 10/15/16	50	54,287
Wells Fargo & Co.
3.50%, 03/08/22	25	25,745
4.10%, 06/03/26	25	25,312
4.13%, 08/15/23	100	103,811
4.60%, 04/01/21	30	33,124
Westpac Banking Corp.
0.95%, 01/12/16	25	25,114
Zions BanCorp.
4.50%, 06/13/23 (Call 05/11/23)	1	1,044

		3,119,817

DIVERSIFIED FINANCIAL SERVICES — 11.69%
Air Lease Corp.
4.75%, 03/01/20	25	26,534
American Express Co.
2.65%, 12/02/22	50	48,630
American Express Credit Corp.
2.38%, 03/24/17	100	102,595
Ameriprise Financial Inc.
4.00%, 10/15/23	5	5,236
CME Group Inc./IL
5.30%, 09/15/43 (Call 03/15/43)	13	15,216
Credit Suisse USA Inc.
5.85%, 08/16/16	38	41,223
Discover Financial Services
3.85%, 11/21/22	13	13,131
General Electric Capital Corp.
1.60%, 11/20/17	13	13,077
2.25%, 11/09/15	50	50,857
4.65%, 10/17/21[a]	13	14,499
5.63%, 05/01/18	75	84,857
Series A
6.75%, 03/15/32	75	99,759

Security	Principal (000s)	Value

International Lease Finance Corp.
7.13%, 09/01/18[c]	$25	$28,219
Invesco Finance PLC
4.00%, 01/30/24	13	13,630
Jefferies Group LLC
6.88%, 04/15/21	25	29,263
Nomura Holdings Inc.
6.70%, 03/04/20	25	29,753

		616,479
HEALTH CARE — SERVICES — 3.44%
Aetna Inc.
4.13%, 11/15/42 (Call 05/15/42)	25	23,672
Cigna Corp.
4.00%, 02/15/22 (Call 11/15/21)	35	36,675
Humana Inc.
4.95%, 10/01/44 (Call 04/01/44)	10	10,269
7.20%, 06/15/18	13	15,296
UnitedHealth Group Inc.
4.25%, 03/15/43 (Call 09/15/42)	10	9,904
6.88%, 02/15/38	25	33,695
Ventas Realty LP
3.75%, 05/01/24 (Call 02/01/24)	25	24,735
WellPoint Inc.
5.10%, 01/15/44	25	27,086

		181,332
HOLDING COMPANIES — DIVERSIFIED — 0.26%
Leucadia National Corp.
5.50%, 10/18/23 (Call 01/18/23)	13	13,626

		13,626
INSURANCE — 14.03%
ACE INA Holdings Inc.
4.15%, 03/13/43	13	12,981
Aflac Inc.
2.65%, 02/15/17[a]	25	25,792
3.63%, 06/15/23	13	13,164
Alleghany Corp.
4.95%, 06/27/22	30	32,825
Allstate Corp. (The)
5.75%, 08/15/53 (Call 08/15/23)[d]	25	26,375
American International Group Inc.
4.88%, 06/01/22	75	83,321
8.18%, 05/15/68 (Call 05/15/38)[d]	15	20,325

SCHEDULES OF INVESTMENTS	91

Schedule of Investments (Continued)

iSHARES® FINANCIALS BOND ETF

October 31, 2014

Security	Principal (000s)	Value

Aon Corp.
6.25%, 09/30/40	$15	$18,570
Assurant Inc.
4.00%, 03/15/23	13	13,106
AXA SA
8.60%, 12/15/30	13	17,420
Berkshire Hathaway Finance Corp.
5.75%, 01/15/40	13	15,863
Berkshire Hathaway Inc.
3.00%, 02/11/23	25	24,991
3.40%, 01/31/22	25	25,887
Chubb Corp. (The)
6.50%, 05/15/38	13	17,493
Fidelity National Financial Inc.
5.50%, 09/01/22	8	8,641
Genworth Holdings Inc.
6.52%, 05/22/18	25	28,117
Hartford Financial Services Group Inc. (The)
5.50%, 03/30/20	25	28,223
Infinity Property & Casualty Corp.
5.00%, 09/19/22	5	5,306
Lincoln National Corp.
8.75%, 07/01/19	25	31,767
Marsh & McLennan Companies Inc.
4.80%, 07/15/21 (Call 04/15/21)	35	38,663
MetLife Inc.
3.05%, 12/15/22	25	24,867
4.72%, 12/15/44	10	10,787
6.40%, 12/15/66 (Call 12/15/31)	25	28,000
Principal Financial Group Inc.
3.30%, 09/15/22	13	12,951
Progressive Corp. (The)
3.75%, 08/23/21	25	26,599
Prudential Financial Inc.
5.63%, 06/15/43 (Call 06/15/23)[d]	25	25,812
5.80%, 11/16/41	25	29,577
Reinsurance Group of America Inc.
4.70%, 09/15/23	13	13,839
Travelers Companies Inc. (The)
4.60%, 08/01/43	10	10,649
6.25%, 06/20/16	25	27,173
Voya Financial Inc.
2.90%, 02/15/18	25	25,706

Security	Principal (000s)	Value

XLIT Ltd.
5.75%, 10/01/21	$13	$14,994

		739,784
REAL ESTATE INVESTMENT TRUSTS — 8.36%
AvalonBay Communities Inc.
2.95%, 09/15/22 (Call 06/15/22)	13	12,656
Boston Properties LP
3.85%, 02/01/23 (Call 11/01/22)	50	51,619
DDR Corp.
3.38%, 05/15/23 (Call 02/15/23)	13	12,523
Digital Realty Trust LP
3.63%, 10/01/22 (Call 07/01/22)	13	12,685
Duke Realty LP
4.38%, 06/15/22 (Call 03/15/22)	13	13,644
EPR Properties
5.25%, 07/15/23 (Call 04/15/23)	13	13,788
ERP Operating LP
4.63%, 12/15/21 (Call 09/15/21)	25	27,288
HCP Inc.
3.75%, 02/01/16	75	77,682
5.38%, 02/01/21 (Call 11/03/20)	13	14,508
Health Care REIT Inc.
4.50%, 01/15/24 (Call 10/15/23)	25	26,058
Hospitality Properties Trust
5.00%, 08/15/22 (Call 02/15/22)	13	13,701
Kimco Realty Corp.
3.13%, 06/01/23 (Call 03/01/23)	13	12,609
Liberty Property LP
4.13%, 06/15/22 (Call 03/15/22)	13	13,537
Realty Income Corp.
3.25%, 10/15/22 (Call 07/15/22)	13	12,772
Simon Property Group LP
2.20%, 02/01/19 (Call 11/01/18)	125	125,916

		440,986
TRUCKING & LEASING — 0.10%
GATX Corp.
5.20%, 03/15/44 (Call 09/15/43)	5	5,385

		5,385

TOTAL CORPORATE BONDS & NOTES
(Cost: $5,014,637)		5,117,409

92	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FINANCIALS BOND ETF

October 31, 2014

Security	Shares (000s)	Value

SHORT-TERM INVESTMENTS — 5.83%

MONEY MARKET FUNDS — 5.83%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[b,e,f]	131	$131,469
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[b,e,f]	13	12,606
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,e]	163	163,258

		307,333

TOTAL SHORT-TERM INVESTMENTS
(Cost: $307,333)		307,333

TOTAL INVESTMENTS IN SECURITIES — 102.88%
(Cost: $5,321,970)		5,424,742
Other Assets, Less Liabilities — (2.88)%		(151,891)

NET ASSETS — 100.00%		$5,272,851

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Variable rate security. Rate shown is as of report date.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	93

Schedule of Investments

iSHARES® INDUSTRIALS BOND ETF

October 31, 2014

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES — 95.09%

ADVERTISING — 0.18%
Interpublic Group of Companies Inc. (The)
3.75%, 02/15/23	$9	$8,959

		8,959
AEROSPACE & DEFENSE — 3.05%
Boeing Co. (The)
6.00%, 03/15/19	25	29,099
General Dynamics Corp.
1.00%, 11/15/17	17	16,812
L-3 Communications Corp.
3.95%, 05/28/24 (Call 02/28/24)	13	13,016
Lockheed Martin Corp.
3.35%, 09/15/21	9	9,316
4.07%, 12/15/42	9	8,781
Northrop Grumman Corp.
3.25%, 08/01/23	13	12,966
3.50%, 03/15/21	7	7,249
Raytheon Co.
3.13%, 10/15/20	13	13,318
United Technologies Corp.
1.80%, 06/01/17	13	13,217
4.50%, 06/01/42	13	13,902
5.70%, 04/15/40	13	16,034

		153,710
AGRICULTURE — 2.29%
Altria Group Inc.
4.50%, 05/02/43	9	8,734
9.70%, 11/10/18	19	24,453
10.20%, 02/06/39[a]	3	5,141
Archer-Daniels-Midland Co.
4.48%, 03/01/21	13	14,310
Lorillard Tobacco Co.
8.13%, 05/01/40[a]	7	9,639
Philip Morris International Inc.
2.90%, 11/15/21	38	38,303
Reynolds American Inc.
6.75%, 06/15/17	13	14,651

		115,231
AIRLINES — 0.82%
Delta Air Lines Inc. 2012-1A Pass Through Trust Class A
4.75%, 11/07/21	15	16,160

Security	Principal (000s)	Value

United Airlines 2014-2 Class A Pass Through Trust Series A
3.75%, 03/03/28	$25	$24,875

		41,035
AUTO MANUFACTURERS — 1.32%
Daimler Finance North America LLC
8.50%, 01/18/31	9	13,574
Ford Motor Co.
7.45%, 07/16/31[a]	7	9,368
Toyota Motor Credit Corp.
2.00%, 09/15/16	25	25,544
3.40%, 09/15/21	17	17,758

		66,244
AUTO PARTS & EQUIPMENT — 0.90%
Johnson Controls Inc.
3.63%, 07/02/24 (Call 04/02/24)[a]	25	25,080
5.50%, 01/15/16	19	20,082

		45,162
BEVERAGES — 3.32%
Anheuser-Busch InBev Finance Inc.
1.25%, 01/17/18	13	12,835
Anheuser-Busch InBev Worldwide Inc.
2.50%, 07/15/22	13	12,448
3.75%, 07/15/42	13	11,890
8.20%, 01/15/39	13	19,690
Coca-Cola Co. (The)
3.20%, 11/01/23	17	17,247
3.30%, 09/01/21	13	13,496
Diageo Capital PLC
4.83%, 07/15/20[a]	25	27,994
PepsiCo Inc.
2.50%, 05/10/16	38	39,020
4.00%, 03/05/42[a]	13	12,358

		166,978
BIOTECHNOLOGY — 1.75%
Amgen Inc.
5.15%, 11/15/41 (Call 05/15/41)	25	26,661
5.85%, 06/01/17	25	27,744
Celgene Corp.
4.63%, 05/15/44 (Call 11/15/43)	10	10,187

94	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INDUSTRIALS BOND ETF

October 31, 2014

Security	Principal (000s)	Value

Gilead Sciences Inc.
3.70%, 04/01/24 (Call 01/01/24)	$9	$9,273
4.40%, 12/01/21 (Call 09/01/21)	13	14,256

		88,121
BUILDING MATERIALS — 0.37%
CRH America Inc.
6.00%, 09/30/16	17	18,483

		18,483
CHEMICALS — 2.71%
Agrium Inc.
3.15%, 10/01/22 (Call 07/01/22)	13	12,701
Airgas Inc.
2.38%, 02/15/20 (Call 01/15/20)	7	6,869
CF Industries Inc.
6.88%, 05/01/18	13	15,018
Dow Chemical Co. (The)
4.38%, 11/15/42 (Call 05/15/42)	19	18,019
8.55%, 05/15/19	7	8,804
E.I. du Pont de Nemours & Co.
2.80%, 02/15/23	7	6,830
Eastman Chemical Co.
4.80%, 09/01/42 (Call 03/01/42)	7	6,969
Ecolab Inc.
5.50%, 12/08/41	13	15,231
LYB International Finance BV
4.88%, 03/15/44 (Call 09/15/43)	9	9,292
Mosaic Co. (The)
4.25%, 11/15/23 (Call 08/15/23)	9	9,414
Potash Corp. of Saskatchewan Inc.
3.63%, 03/15/24 (Call 12/15/23)	9	9,205
Praxair Inc.
2.20%, 08/15/22 (Call 05/15/22)	19	18,034

		136,386
COMMERCIAL SERVICES — 0.78%
President and Fellows of Harvard College
6.30%, 10/01/37 (Call 04/01/16)	25	26,875
Princeton University Series A
4.95%, 03/01/19	4	4,512
Western Union Co. (The)
5.25%, 04/01/20	7	7,670

		39,057

Security	Principal (000s)	Value

COMPUTERS — 3.89%
Apple Inc.
1.00%, 05/03/18	$17	$16,666
2.40%, 05/03/23[a]	25	24,001
3.45%, 05/06/24	13	13,346
Computer Sciences Corp.
4.45%, 09/15/22	9	9,159
EMC Corp./MA
3.38%, 06/01/23 (Call 03/01/23)	13	12,659
Hewlett-Packard Co.
4.30%, 06/01/21	25	26,190
4.65%, 12/09/21[a]	9	9,597
International Business Machines Corp.
1.95%, 07/22/16	50	51,081
4.00%, 06/20/42	14	13,305
5.60%, 11/30/39	2	2,376
Seagate HDD Cayman
3.75%, 11/15/18[b]	17	17,510

		195,890
COSMETICS & PERSONAL CARE — 1.18%
Avon Products Inc.
5.00%, 03/15/23	13	12,090
Colgate-Palmolive Co.
2.10%, 05/01/23	9	8,491
Procter & Gamble Co. (The)
1.45%, 08/15/16	13	13,179
1.60%, 11/15/18	17	16,902
5.55%, 03/05/37	7	8,701

		59,363
DIVERSIFIED FINANCIAL SERVICES — 1.24%
Ford Motor Credit Co. LLC
8.13%, 01/15/20	50	62,567

		62,567
ELECTRICAL COMPONENTS & EQUIPMENT — 0.27%
Energizer Holdings Inc.
4.70%, 05/24/22	13	13,346

		13,346
ELECTRONICS — 1.25%
Agilent Technologies Inc.
3.88%, 07/15/23 (Call 04/15/23)	7	7,096
Amphenol Corp.
4.00%, 02/01/22 (Call 11/01/21)	9	9,457

SCHEDULES OF INVESTMENTS	95

Schedule of Investments (Continued)

iSHARES® INDUSTRIALS BOND ETF

October 31, 2014

Security	Principal (000s)	Value

Honeywell International Inc.
4.25%, 03/01/21	$7	$7,720
Koninklijke Philips NV
5.75%, 03/11/18	17	19,057
Thermo Fisher Scientific Inc.
3.60%, 08/15/21 (Call 05/15/21)[a]	19	19,576

		62,906
ENGINEERING & CONSTRUCTION — 0.14%
ABB Finance USA Inc.
4.38%, 05/08/42	7	7,247

		7,247
ENVIRONMENTAL CONTROL — 1.01%
Republic Services Inc.
3.80%, 05/15/18	17	18,047
5.00%, 03/01/20	15	16,617
Waste Management Inc.
6.13%, 11/30/39	13	16,137

		50,801
FOOD — 2.72%
ConAgra Foods Inc.
4.65%, 01/25/43 (Call 07/25/42)	12	11,798
Delhaize Group SA
4.13%, 04/10/19	13	13,710
General Mills Inc.
3.15%, 12/15/21 (Call 09/15/21)	13	13,296
Kraft Foods Group Inc.
3.50%, 06/06/22	13	13,301
5.00%, 06/04/42	13	13,789
Kroger Co. (The)
6.15%, 01/15/20	15	17,474
Mondelez International Inc.
6.50%, 02/09/40	13	16,419
Safeway Inc.
3.95%, 08/15/20	13	13,081
Sysco Corp.
4.35%, 10/02/34 (Call 04/02/34)	10	10,280
Tyson Foods Inc.
4.50%, 06/15/22 (Call 03/15/22)	13	13,896

		137,044
FOREST PRODUCTS & PAPER — 0.56%
Celulosa Arauco y Constitucion SA
4.75%, 01/11/22 (Call 10/11/21)	13	13,422

Security	Principal (000s)	Value

International Paper Co.
6.00%, 11/15/41 (Call 05/15/41)	$7	$8,069
Plum Creek Timberlands LP
3.25%, 03/15/23 (Call 12/15/22)	7	6,734

		28,225
HEALTH CARE — PRODUCTS — 2.11%
Baxter International Inc.
2.40%, 08/15/22	13	12,466

Becton, Dickinson and Co.
3.13%, 11/08/21	9	8,995
Boston Scientific Corp.
6.00%, 01/15/20	9	10,311
Covidien International Finance SA
6.00%, 10/15/17	13	14,588
Medtronic Inc.
3.13%, 03/15/22 (Call 12/15/21)	13	13,009
4.50%, 03/15/42 (Call 09/15/41)	13	13,144
St. Jude Medical Inc.
3.25%, 04/15/23 (Call 01/15/23)	25	24,754
Stryker Corp.
2.00%, 09/30/16	9	9,190

		106,457
HEALTH CARE — SERVICES — 0.40%
Laboratory Corp. of America Holdings
3.75%, 08/23/22 (Call 05/23/22)	7	7,123
Quest Diagnostics Inc.
4.25%, 04/01/24 (Call 01/01/24)	13	13,213

		20,336
HOME BUILDERS — 0.26%
NVR Inc.
3.95%, 09/15/22 (Call 06/15/22)	13	13,193

		13,193
HOME FURNISHINGS — 0.20%
Whirlpool Corp.
4.00%, 03/01/24	10	10,247

		10,247
HOUSEHOLD PRODUCTS & WARES — 0.56%
Kimberly-Clark Corp.
6.13%, 08/01/17	25	28,217

		28,217

96	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INDUSTRIALS BOND ETF

October 31, 2014

Security	Principal (000s)	Value
INTERNET — 0.80%
Amazon.com Inc.
2.50%, 11/29/22 (Call 08/29/22)	$7	$6,542
eBay Inc.
2.60%, 07/15/22 (Call 04/15/22)	7	6,562
Google Inc.
3.63%, 05/19/21	13	13,932
Symantec Corp.
2.75%, 06/15/17 (Call 05/15/17)	13	13,168

		40,204
IRON & STEEL — 0.89%
Vale Overseas Ltd.
5.63%, 09/15/19[a]	25	28,003
8.25%, 01/17/34[a]	13	16,590

		44,593
LODGING — 0.39%
Hyatt Hotels Corp.
3.38%, 07/15/23 (Call 04/15/23)	7	6,764
Wyndham Worldwide Corp.
4.25%, 03/01/22 (Call 12/01/21)	13	13,091

		19,855
MACHINERY — 1.13%
Caterpillar Financial Services Corp.
7.15%, 02/15/19	19	22,864
Caterpillar Inc.
3.80%, 08/15/42	9	8,547
Deere & Co.
3.90%, 06/09/42 (Call 12/09/41)	13	12,575
John Deere Capital Corp.
3.35%, 06/12/24	10	10,194
Roper Industries Inc.
3.13%, 11/15/22 (Call 08/15/22)	3	2,946

		57,126
MANUFACTURING — 2.04%
3M Co.
2.00%, 06/26/22	13	12,432
Carlisle Companies Inc.
3.75%, 11/15/22 (Call 08/15/22)	3	3,019
Eaton Corp.
2.75%, 11/02/22	13	12,604
General Electric Co.
4.13%, 10/09/42	7	7,030

Security	Principal (000s)	Value
5.25%, 12/06/17	$51	$56,763
Illinois Tool Works Inc.
3.90%, 09/01/42 (Call 03/01/42)	7	6,759
Pentair Finance SA
2.65%, 12/01/19	4	3,985

		102,592
MEDIA — 6.48%
21st Century Fox America Inc.
3.00%, 09/15/22	17	16,701
6.65%, 11/15/37	19	24,152
CBS Corp.
3.38%, 03/01/22 (Call 12/01/21)	15	15,038
Comcast Corp.
2.85%, 01/15/23	13	12,873
4.25%, 01/15/33[a]	14	14,305
4.65%, 07/15/42	13	13,713
6.95%, 08/15/37	13	17,673
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
2.40%, 03/15/17	25	25,568
6.00%, 08/15/40 (Call 05/15/40)	13	14,622
Discovery Communications LLC
3.25%, 04/01/23[a]	17	16,663
Grupo Televisa SAB
6.63%, 01/15/40	9	10,849
NBCUniversal Media LLC
5.15%, 04/30/20	13	14,803
Thomson Reuters Corp.
4.30%, 11/23/23 (Call 08/23/23)	9	9,414
Time Warner Cable Inc.
4.00%, 09/01/21 (Call 06/01/21)	25	26,554
7.30%, 07/01/38	19	25,979
Time Warner Inc.
7.70%, 05/01/32	32	44,270
Viacom Inc.
6.88%, 04/30/36	13	16,271
Walt Disney Co. (The)
3.70%, 12/01/42	7	6,752

		326,200
MINING — 3.55%
Barrick North America Finance LLC
4.40%, 05/30/21	13	13,272
5.75%, 05/01/43[a]	7	6,754

SCHEDULES OF INVESTMENTS	97

Schedule of Investments (Continued)

iSHARES® INDUSTRIALS BOND ETF

October 31, 2014

Security	Principal (000s)	Value
BHP Billiton Finance USA Ltd.
2.88%, 02/24/22	$19	$18,901
3.85%, 09/30/23	13	13,584
Freeport-McMoRan Inc.
3.88%, 03/15/23 (Call 12/15/22)[a]	19	18,813
5.45%, 03/15/43 (Call 09/15/42)[a]	7	7,112
Newmont Mining Corp.
3.50%, 03/15/22 (Call 12/15/21)	13	12,011
4.88%, 03/15/42 (Call 09/15/41)	7	5,899
Rio Tinto Finance USA Ltd.
3.75%, 09/20/21	34	35,329
Rio Tinto Finance USA PLC
4.13%, 08/21/42 (Call 02/21/42)[a]	9	8,483
Southern Copper Corp.
5.38%, 04/16/20	13	14,310
Teck Resources Ltd.
3.75%, 02/01/23 (Call 11/01/22)[a]	19	17,833
5.20%, 03/01/42 (Call 09/01/41)	7	6,322

		178,623
OFFICE & BUSINESS EQUIPMENT — 0.26%
Pitney Bowes Inc.
5.75%, 09/15/17	3	3,316
Xerox Corp.
4.50%, 05/15/21[a]	9	9,639

		12,955
OIL & GAS — 9.52%
Anadarko Finance Co.
7.50%, 05/01/31	13	17,256
Anadarko Petroleum Corp.
6.38%, 09/15/17	19	21,409
Apache Corp.
5.10%, 09/01/40 (Call 03/01/40)	13	13,377
BP Capital Markets PLC
1.38%, 11/06/17	25	24,877
4.74%, 03/11/21	25	27,406
Canadian Natural Resources Ltd.
3.80%, 04/15/24	9	9,046
Cenovus Energy Inc.
6.75%, 11/15/39	9	11,343
Chevron Corp.
1.10%, 12/05/17 (Call 11/05/17)	19	18,875
ConocoPhillips
6.50%, 02/01/39	25	33,099

Security	Principal (000s)	Value
Devon Energy Corp.
2.40%, 07/15/16 (Call 06/15/16)	$13	$13,278
5.60%, 07/15/41 (Call 01/15/41)	13	14,691
Encana Corp.
6.50%, 02/01/38	13	15,952
Ensco PLC
4.70%, 03/15/21	13	13,683
Hess Corp.
5.60%, 02/15/41	13	14,693
Husky Energy Inc.
7.25%, 12/15/19	13	15,688
Marathon Oil Corp.
6.60%, 10/01/37	7	8,730
Marathon Petroleum Corp.
4.75%, 09/15/44 (Call 03/15/44)	10	9,939
Noble Holding International Ltd.
5.25%, 03/15/42	5	4,325
Occidental Petroleum Corp.
1.75%, 02/15/17	19	19,247
Phillips 66
4.30%, 04/01/22	25	26,710
Shell International Finance BV
6.38%, 12/15/38	13	17,193
Suncor Energy Inc.
6.50%, 06/15/38	19	24,595
Talisman Energy Inc.
3.75%, 02/01/21 (Call 11/01/20)	19	18,755
Total Capital Canada Ltd.
2.75%, 07/15/23	13	12,535
Total Capital International SA
1.50%, 02/17/17	13	13,129
3.75%, 04/10/24	17	17,568
Transocean Inc.
6.38%, 12/15/21	25	26,072
Valero Energy Corp.
6.63%, 06/15/37	13	15,885

		479,356
OIL & GAS SERVICES — 0.92%
Halliburton Co.
7.45%, 09/15/39	7	9,992
National Oilwell Varco Inc.
2.60%, 12/01/22 (Call 09/01/22)	13	12,355

98	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INDUSTRIALS BOND ETF

October 31, 2014

Security	Principal (000s)	Value
Weatherford International Ltd./Bermuda
4.50%, 04/15/22 (Call 01/15/22)	$7	$7,180
9.63%, 03/01/19	13	16,561

		46,088
PHARMACEUTICALS — 6.89%
Abbott Laboratories
5.30%, 05/27/40	13	15,368
AbbVie Inc.
1.75%, 11/06/17	13	13,030
4.40%, 11/06/42	13	12,776
Actavis Inc.
4.63%, 10/01/42 (Call 04/01/42)	7	6,402
Allergan Inc./United States
3.38%, 09/15/20	5	4,836
AstraZeneca PLC
4.00%, 09/18/42	7	6,706
5.90%, 09/15/17	13	14,672
Bristol-Myers Squibb Co.
3.25%, 08/01/42	7	5,958
Cardinal Health Inc.
3.20%, 03/15/23	9	8,880
Eli Lilly & Co.
5.20%, 03/15/17	25	27,441
Express Scripts Holding Co.
3.13%, 05/15/16	25	25,822
GlaxoSmithKline Capital Inc.
6.38%, 05/15/38	13	16,948
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	7	6,937
Johnson & Johnson
5.95%, 08/15/37	13	17,215
McKesson Corp.
2.28%, 03/15/19	25	24,902
2.70%, 12/15/22 (Call 09/15/22)	13	12,525
Mylan Inc./PA
4.20%, 11/29/23 (Call 08/29/23)	9	9,279
Novartis Capital Corp.
4.40%, 05/06/44	9	9,606
Novartis Securities Investment Ltd.
5.13%, 02/10/19	25	28,187
Pfizer Inc.
7.20%, 03/15/39	19	26,872

Security	Principal (000s)	Value
Sanofi
4.00%, 03/29/21	$13	$14,041
Teva Pharmaceutical Finance Co. BV
2.40%, 11/10/16	25	25,656
Zoetis Inc.
3.25%, 02/01/23 (Call 11/01/22)	13	12,875

		346,934
PIPELINES — 6.14%
Energy Transfer Partners LP
5.15%, 02/01/43 (Call 08/01/42)	18	17,976
Enterprise Products Operating LLC
3.35%, 03/15/23 (Call 12/15/22)	13	12,892
4.85%, 03/15/44 (Call 09/15/43)	25	25,674
Kinder Morgan Energy Partners LP
5.00%, 08/15/42 (Call 02/15/42)	13	12,064
5.50%, 03/01/44 (Call 09/01/43)	13	12,889
Plains All American Pipeline LP/PAA Finance Corp.
5.00%, 02/01/21 (Call 11/01/20)	38	42,245
Southern Natural Gas Co. LLC
5.90%, 04/01/17[b]	63	69,203
TransCanada PipeLines Ltd.
2.50%, 08/01/22[a]	63	59,849
4.63%, 03/01/34 (Call 12/01/33)	13	13,600
Williams Companies Inc. (The)
7.88%, 09/01/21	25	30,021
Williams Partners LP
4.90%, 01/15/45 (Call 10/15/44)	13	12,740

		309,153
REAL ESTATE INVESTMENT TRUSTS — 0.60%
American Tower Corp.
3.50%, 01/31/23	19	18,358
Weyerhaeuser Co.
7.38%, 03/15/32	9	11,736

		30,094
RETAIL — 5.49%
Costco Wholesale Corp.
1.70%, 12/15/19	9	8,805
CVS Health Corp.
5.75%, 06/01/17	25	27,721
6.13%, 09/15/39	13	16,350

SCHEDULES OF INVESTMENTS	99

Schedule of Investments (Continued)

iSHARES® INDUSTRIALS BOND ETF

October 31, 2014

Security	Principal (000s)	Value
Home Depot Inc. (The)
3.75%, 02/15/24 (Call 11/15/23)	$9	$9,491
4.40%, 04/01/21 (Call 01/01/21)	13	14,377
5.88%, 12/16/36	13	16,359
Kohl’s Corp.
4.75%, 12/15/23 (Call 09/15/23)	9	9,580
Lowe’s Companies Inc.
3.80%, 11/15/21 (Call 08/15/21)	10	10,650
3.88%, 09/15/23 (Call 06/15/23)	9	9,556
Macy’s Retail Holdings Inc.
2.88%, 02/15/23 (Call 11/15/22)	7	6,734
4.38%, 09/01/23 (Call 06/01/23)	9	9,590
McDonald’s Corp.
3.63%, 05/01/43	9	8,133
5.35%, 03/01/18	25	27,937
QVC Inc.
4.85%, 04/01/24	9	9,217
Target Corp.
4.00%, 07/01/42[a]	17	16,289
Wal-Mart Stores Inc.
5.63%, 04/15/41	13	16,113
6.50%, 08/15/37	32	43,193
Walgreen Co.
3.10%, 09/15/22	13	12,658
Yum! Brands Inc.
6.88%, 11/15/37	3	3,794

		276,547
SEMICONDUCTORS — 0.97%
Intel Corp.
3.30%, 10/01/21	30	31,101
KLA-Tencor Corp.
4.13%, 11/01/21	5	5,042
Texas Instruments Inc.
1.65%, 08/03/19	13	12,703

		48,846
SOFTWARE — 1.42%
Fidelity National Information Services Inc.
5.00%, 03/15/22 (Call 03/15/17)	7	7,411
Fiserv Inc.
3.50%, 10/01/22 (Call 07/01/22)	7	7,054
Microsoft Corp.
2.13%, 11/15/22	13	12,523
3.75%, 05/01/43 (Call 11/01/42)	7	6,614

Security	Principal (000s)	Value
Oracle Corp.
2.50%, 10/15/22	$13	$12,539
5.38%, 07/15/40	13	14,986
5.75%, 04/15/18	9	10,209

		71,336
TELECOMMUNICATIONS — 10.97%
America Movil SAB de CV
6.38%, 03/01/35[a]	13	15,930
AT&T Inc.
2.30%, 03/11/19	17	17,064
2.40%, 08/15/16	42	43,027
3.88%, 08/15/21	13	13,625
4.35%, 06/15/45 (Call 12/15/44)	19	17,754
5.55%, 08/15/41	13	14,338
6.30%, 01/15/38	13	15,672
British Telecommunications PLC
9.63%, 12/15/30	13	20,381
Cisco Systems Inc.
5.50%, 01/15/40	7	8,214
5.90%, 02/15/39	13	15,872
Corning Inc.
4.75%, 03/15/42	7	7,320
Deutsche Telekom International Finance BV
8.75%, 06/15/30	13	18,819
Juniper Networks Inc.
3.10%, 03/15/16	17	17,423
Motorola Solutions Inc.
3.50%, 03/01/23	9	8,724
Orange SA
2.75%, 09/14/16	19	19,537
9.00%, 03/01/31	5	7,389
Qwest Corp.
6.75%, 12/01/21	13	14,950
Rogers Communications Inc.
4.10%, 10/01/23 (Call 07/01/23)[a]	17	17,674
Telefonaktiebolaget LM Ericsson
4.13%, 05/15/22	9	9,379
Telefonica Emisiones SAU
5.46%, 02/16/21[a]	30	33,594
Verizon Communications Inc.
2.00%, 11/01/16	13	13,224
2.50%, 09/15/16	34	34,862

100	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INDUSTRIALS BOND ETF

October 31, 2014

Security	Principal or Shares (000s)	Value
3.85%, 11/01/42 (Call 05/01/42)	$25	$21,998
6.40%, 09/15/33	50	60,849
6.40%, 02/15/38	13	15,899
7.75%, 12/01/30	30	41,037
Vodafone Group PLC
2.95%, 02/19/23	13	12,385
6.15%, 02/27/37	13	15,114

		552,054
TRANSPORTATION — 3.35%
Burlington Northern Santa Fe LLC
3.75%, 04/01/24 (Call 01/01/24)	13	13,403
7.00%, 12/15/25	25	32,374
Canadian National Railway Co.
2.85%, 12/15/21 (Call 09/15/21)	15	15,221
CSX Corp.
4.75%, 05/30/42 (Call 11/30/41)	13	13,676
7.38%, 02/01/19	13	15,681
FedEx Corp.
4.10%, 04/15/43	9	8,496
Norfolk Southern Corp.
3.00%, 04/01/22 (Call 01/01/22)	13	12,988
4.84%, 10/01/41	13	14,110
Union Pacific Corp.
4.16%, 07/15/22 (Call 04/15/22)	17	18,544
4.25%, 04/15/43 (Call 10/15/42)[a]	7	7,093
United Parcel Service Inc.
5.13%, 04/01/19	15	17,000

		168,586

TOTAL CORPORATE BONDS & NOTES
(Cost: $4,780,423)		4,786,347

SHORT-TERM INVESTMENTS — 11.95%

MONEY MARKET FUNDS — 11.95%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[c,d,e]	414	414,243
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	40	39,720

Security	Shares (000s)	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	147	$147,379

		601,342

TOTAL SHORT-TERM INVESTMENTS
(Cost: $601,342)		601,342

TOTAL INVESTMENTS IN SECURITIES — 107.04%
(Cost: $5,381,765)		5,387,689
Other Assets, Less Liabilities — (7.04)%		(354,377)

NET ASSETS — 100.00%		$5,033,312

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	101

Schedule of Investments

iSHARES® UTILITIES BOND ETF

October 31, 2014

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES — 96.21%

DIVERSIFIED FINANCIAL SERVICES — 3.14%
National Rural Utilities Cooperative Finance Corp.
4.75%, 04/30/43 (Call 04/30/23)[a]	$50	$49,375
5.45%, 02/01/18	150	167,565
10.38%, 11/01/18	200	263,735

		480,675
ELECTRIC — 85.57%
Alabama Power Co.
6.00%, 03/01/39[b]	150	192,012
6.13%, 05/15/38	50	65,569
Ameren Illinois Co.
4.30%, 07/01/44 (Call 01/01/44)	100	102,542
Appalachian Power Co.
4.40%, 05/15/44 (Call 11/15/43)	125	127,297
7.00%, 04/01/38	75	101,850
Arizona Public Service Co.
4.70%, 01/15/44 (Call 07/15/43)	75	81,897
8.75%, 03/01/19	100	127,745
Berkshire Hathaway Energy Co.
5.15%, 11/15/43 (Call 05/15/43)	25	27,992
6.13%, 04/01/36	225	280,684
CenterPoint Energy Houston Electric LLC
3.55%, 08/01/42 (Call 02/01/42)	50	46,179
4.50%, 04/01/44 (Call 10/01/43)	75	80,602
CMS Energy Corp.
4.88%, 03/01/44 (Call 09/01/43)	50	53,104
Commonwealth Edison Co.
3.40%, 09/01/21 (Call 06/01/21)	100	104,292
Consolidated Edison Co. of New York Inc.
3.95%, 03/01/43 (Call 09/01/42)	50	48,271
4.45%, 03/15/44 (Call 09/15/43)	100	104,350
5.50%, 09/15/16	200	217,169
Series 08-B
6.75%, 04/01/38	100	136,322
Constellation Energy Group Inc.
5.15%, 12/01/20 (Call 09/01/20)	50	55,409
Consumers Energy Co.
3.13%, 08/31/24 (Call 05/31/24)	100	100,333

Security	Principal (000s)	Value

Delmarva Power & Light Co.
3.50%, 11/15/23 (Call 08/15/23)	$100	$103,570
Dominion Resources Inc./VA
Series 07-A
6.00%, 11/30/17	150	169,218
Series A
1.40%, 09/15/17	100	99,574
Series F
5.25%, 08/01/33	100	112,431
DTE Electric Co.
3.38%, 03/01/25 (Call 12/01/24)	75	76,224
4.30%, 07/01/44 (Call 01/01/44)	50	52,225
DTE Energy Co.
6.35%, 06/01/16	200	217,206
Duke Energy Carolinas LLC
4.00%, 09/30/42 (Call 03/30/42)	75	75,015
6.05%, 04/15/38	150	193,570
7.00%, 11/15/18	150	179,228
Duke Energy Corp.
3.75%, 04/15/24 (Call 01/15/24)	150	155,150
3.95%, 10/15/23 (Call 07/15/23)	50	52,619
Duke Energy Florida Inc.
3.85%, 11/15/42 (Call 05/15/42)	50	48,753
6.40%, 06/15/38	50	67,213
Duke Energy Progress Inc.
4.38%, 03/30/44 (Call 09/30/43)	325	343,540
Entergy Corp.
4.70%, 01/15/17 (Call 12/15/16)	100	105,321
Entergy Louisiana LLC
5.40%, 11/01/24	100	116,058
Entergy Texas Inc.
7.13%, 02/01/19	150	179,417
Exelon Generation Co. LLC
4.25%, 06/15/22 (Call 03/15/22)	175	181,569
5.20%, 10/01/19[b]	100	111,250
5.60%, 06/15/42 (Call 12/15/41)[b]	90	97,141
6.25%, 10/01/39	125	144,974
FirstEnergy Solutions Corp.
6.05%, 08/15/21[b]	125	136,336
6.80%, 08/15/39	50	53,910
Florida Power & Light Co.
3.80%, 12/15/42 (Call 06/15/42)	75	72,990
4.05%, 06/01/42 (Call 12/01/41)	50	50,670
5.69%, 03/01/40	150	188,496

102	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® UTILITIES BOND ETF

October 31, 2014

Security	Principal (000s)	Value

Georgia Power Co.
2.85%, 05/15/22	$50	$49,716
4.30%, 03/15/42	150	153,440
4.30%, 03/15/43	25	25,542
Indiana Michigan Power Co.
7.00%, 03/15/19	150	179,448
Series J
3.20%, 03/15/23 (Call 12/15/22)	100	99,893
ITC Holdings Corp.
3.65%, 06/15/24 (Call 03/15/24)	75	75,388
John Sevier Combined Cycle Generation LLC
4.63%, 01/15/42	97	105,129
Kansas City Power & Light Co.
5.30%, 10/01/41 (Call 04/01/41)	50	56,490
Kentucky Utilities Co.
5.13%, 11/01/40 (Call 05/01/40)	75	87,897
MidAmerican Energy Co.
2.40%, 03/15/19 (Call 02/15/19)	50	50,698
4.40%, 10/15/44 (Call 04/15/44)	100	104,950
4.80%, 09/15/43 (Call 03/15/43)	150	166,734
Nevada Power Co.
6.50%, 08/01/18	100	116,893
7.13%, 03/15/19	100	120,845
NextEra Energy Capital Holdings Inc.
2.40%, 09/15/19 (Call 08/15/19)	400	400,749
Northern States Power Co./MN
3.40%, 08/15/42 (Call 02/15/42)	50	45,473
NSTAR Electric Co.
4.40%, 03/01/44 (Call 09/01/43)	50	53,147
5.63%, 11/15/17	150	168,208
NV Energy Inc.
6.25%, 11/15/20	150	177,120
Oglethorpe Power Corp.
4.20%, 12/01/42	50	47,939
4.55%, 06/01/44	35	35,234
Oklahoma Gas & Electric Co.
4.55%, 03/15/44 (Call 09/15/43)	75	80,829
Oncor Electric Delivery Co. LLC
4.55%, 12/01/41 (Call 06/01/41)	100	107,943
7.00%, 05/01/32	100	138,139
Pacific Gas & Electric Co.
3.25%, 06/15/23 (Call 03/15/23)	300	300,342
3.85%, 11/15/23 (Call 08/15/23)	50	52,145

Security	Principal (000s)	Value

4.75%, 02/15/44 (Call 08/15/43)	$100	$107,408
5.80%, 03/01/37	100	120,923
6.05%, 03/01/34	125	155,616
PacifiCorp
3.60%, 04/01/24 (Call 01/01/24)	150	155,528
Potomac Electric Power Co.
3.60%, 03/15/24 (Call 12/15/23)	35	36,369
4.15%, 03/15/43 (Call 09/15/42)	25	25,378
PPL Capital Funding Inc.
3.40%, 06/01/23 (Call 03/01/23)	150	149,506
3.95%, 03/15/24 (Call 12/15/23)[b]	150	155,181
4.70%, 06/01/43 (Call 12/01/42)	35	36,230
Progress Energy Inc.
3.15%, 04/01/22 (Call 01/01/22)	100	100,740
PSEG Power LLC
5.32%, 09/15/16	150	161,793
Public Service Co. of Colorado
2.25%, 09/15/22 (Call 03/15/22)	75	72,029
3.60%, 09/15/42 (Call 03/15/42)	50	47,149
3.95%, 03/15/43 (Call 09/15/42)	50	49,926
4.30%, 03/15/44 (Call 09/15/43)[b]	125	131,212
Public Service Electric & Gas Co.
2.38%, 05/15/23 (Call 02/15/23)	100	95,801
3.95%, 05/01/42 (Call 11/01/41)	50	49,929
Series I
1.80%, 06/01/19 (Call 05/01/19)	150	148,312
4.00%, 06/01/44 (Call 12/01/43)	150	150,545
Puget Energy Inc.
6.00%, 09/01/21	150	174,944
Puget Sound Energy Inc.
5.76%, 10/01/39	100	125,916
San Diego Gas & Electric Co.
3.00%, 08/15/21	150	153,573
South Carolina Electric & Gas Co.
4.50%, 06/01/64 (Call 12/01/63)	25	25,456
4.60%, 06/15/43 (Call 12/15/42)	75	80,455
6.63%, 02/01/32	100	131,312
Southern California Edison Co.
4.05%, 03/15/42 (Call 09/15/41)	25	24,883
4.65%, 10/01/43 (Call 04/01/43)	100	110,275
Series 08-A
5.95%, 02/01/38	100	126,525
Series C
3.50%, 10/01/23 (Call 07/01/23)	300	311,738

SCHEDULES OF INVESTMENTS	103

Schedule of Investments (Continued)

iSHARES® UTILITIES BOND ETF

October 31, 2014

Security	Principal (000s)	Value

Tampa Electric Co.
4.35%, 05/15/44 (Call 11/15/43)	$75	$78,575
TECO Finance Inc.
6.57%, 11/01/17	175	199,051
Toledo Edison Co. (The)
6.15%, 05/15/37	35	42,070
TransAlta Corp.
1.90%, 06/03/17	100	99,818
4.50%, 11/15/22 (Call 08/15/22)[b]	50	50,709
Virginia Electric and Power Co.
2.75%, 03/15/23 (Call 12/15/22)	50	48,918
3.45%, 02/15/24 (Call 11/15/23)	200	204,459
4.00%, 01/15/43 (Call 07/15/42)	50	49,260
4.45%, 02/15/44 (Call 08/15/43)	50	52,863
8.88%, 11/15/38	75	124,345
Series D
4.65%, 08/15/43 (Call 02/15/43)	50	54,412
Westar Energy Inc.
4.13%, 03/01/42 (Call 09/01/41)	50	50,701
Wisconsin Electric Power Co.
4.25%, 06/01/44 (Call 12/01/43)	125	130,149
Wisconsin Power & Light Co.
4.10%, 10/15/44 (Call 04/15/44)	75	75,658
Xcel Energy Inc.
4.70%, 05/15/20 (Call 11/15/19)	175	193,047

		13,106,305
GAS — 6.41%
AGL Capital Corp.
4.40%, 06/01/43 (Call 12/01/42)[b]	75	77,098
5.88%, 03/15/41 (Call 09/15/40)	25	30,980
Atmos Energy Corp.
8.50%, 03/15/19	50	62,803
National Fuel Gas Co.
3.75%, 03/01/23 (Call 12/01/22)	50	49,209
4.90%, 12/01/21 (Call 09/01/21)	100	107,536
National Grid PLC
6.30%, 08/01/16	100	109,139
Sempra Energy
2.88%, 10/01/22 (Call 07/01/22)	25	24,514
3.55%, 06/15/24 (Call 03/15/24)	250	254,712
6.00%, 10/15/39	25	31,293
6.50%, 06/01/16	100	108,606

Security	Principal or Shares (000s)	Value

Southern California Gas Co. Series KK
5.75%, 11/15/35	$100	$125,413

		981,303
WATER — 1.09%
American Water Capital Corp.
3.40%, 03/01/25 (Call 12/01/24)	100	100,727
6.59%, 10/15/37	50	66,104

		166,831

TOTAL CORPORATE BONDS & NOTES
(Cost: $14,562,625)		14,735,114

SHORT-TERM INVESTMENTS — 8.45%

MONEY MARKET FUNDS — 8.45%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[c,d,e]	732	731,977
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	70	70,186
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	491	490,998

		1,293,161

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,293,161)		1,293,161

TOTAL INVESTMENTS IN SECURITIES — 104.66%
(Cost: $15,855,786)		16,028,275
Other Assets, Less Liabilities — (4.66)%		(713,085)

NET ASSETS — 100.00%		$15,315,190

[a]	Variable rate security. Rate shown is as of report date.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

104	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

October 31, 2014

	iShares Floating Rate Bond ETF	iShares 0-5 Year High Yield Corporate Bond ETF	iShares 0-5 Year Investment Grade Corporate Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$4,084,440,261	$83,558,923	$24,629,913
Affiliated (Note 2)	187,170,460	11,923,360	1,483,300

Total cost of investments	$4,271,610,721	$95,482,283	$26,113,213

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$4,092,095,934	$82,423,933	$24,649,930
Affiliated (Note 2)	187,175,331	11,923,360	1,483,014

Total fair value of investments	4,279,271,265	94,347,293	26,132,944
Cash	17,345	276,434	—
Receivables:
Investment securities sold	—	80,325	—
Interest	3,479,375	1,517,473	182,913

Total Assets	4,282,767,985	96,221,525	26,315,857

LIABILITIES
Payables:
Investment securities purchased	70,163,205	696,883	307,505
Collateral for securities on loan (Note 1)	92,058,065	11,137,109	856,928
Investment advisory fees (Note 2)	702,108	20,725	3,125

Total Liabilities	162,923,378	11,854,717	1,167,558

NET ASSETS	$4,119,844,607	$84,366,808	$25,148,299

Net assets consist of:
Paid-in capital	$4,110,677,749	$85,509,877	$25,097,015
Undistributed net investment income	1,526,356	316,105	21,923
Undistributed net realized gain (accumulated net realized loss)	(20,042)	(324,184)	9,630
Net unrealized appreciation (depreciation)	7,660,544	(1,134,990)	19,731

NET ASSETS	$4,119,844,607	$84,366,808	$25,148,299

Shares outstanding[b]	81,200,000	1,700,000	500,000

Net asset value per share	$50.74	$49.63	$50.30

[a]	Securities on loan with values of $89,747,256, $10,624,153 and $832,599, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	105

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

October 31, 2014

	iShares Aaa - A Rated Corporate Bond ETF	iShares Baa - Ba Rated Corporate Bond ETF	iShares B - Ca Rated Corporate Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$416,628,207	$25,435,724	$20,429,941
Affiliated (Note 2)	28,270,009	1,915,235	2,937,886

Total cost of investments	$444,898,216	$27,350,959	$23,367,827

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$413,501,328	$25,799,882	$20,237,587
Affiliated (Note 2)	28,254,751	1,915,235	2,937,886

Total fair value of investments	441,756,079	27,715,117	23,175,473
Receivables:
Investment securities sold	7,072,058	112,267	78,740
Interest	3,592,287	320,293	369,647

Total Assets	452,420,424	28,147,677	23,623,860

LIABILITIES
Payables:
Investment securities purchased	7,443,450	251,197	216,088
Collateral for securities on loan (Note 1)	22,399,533	1,523,820	2,804,505
Investment advisory fees (Note 2)	53,949	6,711	9,557

Total Liabilities	29,896,932	1,781,728	3,030,150

NET ASSETS	$422,523,492	$26,365,949	$20,593,710

Net assets consist of:
Paid-in capital	$427,063,695	$25,921,654	$20,638,361
Undistributed net investment income	848,905	74,301	100,400
Undistributed net realized gain (accumulated net realized loss)	(2,246,971)	5,836	47,303
Net unrealized appreciation (depreciation)	(3,142,137)	364,158	(192,354)

NET ASSETS	$422,523,492	$26,365,949	$20,593,710

Shares outstanding[b]	8,200,000	500,000	400,000

Net asset value per share	$51.53	$52.73	$51.48

[a]	Securities on loan with values of $21,633,180, $1,467,956 and $2,698,855, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

106	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

October 31, 2014

	iShares Financials Bond ETF	iShares Industrials Bond ETF	iShares Utilities Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$4,963,841	$4,780,423	$14,562,625
Affiliated (Note 2)	358,129	601,342	1,293,161

Total cost of investments	$5,321,970	$5,381,765	$15,855,786

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$5,066,290	$4,786,347	$14,735,114
Affiliated (Note 2)	358,452	601,342	1,293,161

Total fair value of investments	5,424,742	5,387,689	16,028,275
Receivables:
Investment securities sold	—	63,625	—
Interest	51,407	52,392	168,979

Total Assets	5,476,149	5,503,706	16,197,254

LIABILITIES
Payables:
Investment securities purchased	57,877	15,144	75,987
Collateral for securities on loan (Note 1)	144,075	453,963	802,163
Investment advisory fees (Note 2)	1,346	1,287	3,914

Total Liabilities	203,298	470,394	882,064

NET ASSETS	$5,272,851	$5,033,312	$15,315,190

Net assets consist of:
Paid-in capital	$5,115,598	$5,025,851	$15,074,068
Undistributed net investment income	15,243	17,031	35,227
Undistributed net realized gain (accumulated net realized loss)	39,238	(15,494)	33,406
Net unrealized appreciation	102,772	5,924	172,489

NET ASSETS	$5,272,851	$5,033,312	$15,315,190

Shares outstanding[b]	100,000	100,000	300,000

Net asset value per share	$52.73	$50.33	$51.05

[a]	Securities on loan with values of $140,430, $437,378 and $771,728, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	107

Statements of Operations

iSHARES® TRUST

Year ended October 31, 2014

	iShares Floating Rate Bond ETF	iShares 0-5 Year High Yield Corporate Bond ETF	iShares 0-5 Year Investment Grade Corporate Bond ETF

NET INVESTMENT INCOME
Interest — unaffiliated	$23,810,888	$2,800,192	$188,054
Interest — affiliated (Note 2)	57,517	332	951
Securities lending income — affiliated (Note 2)	139,661	24,757	1,042

Total investment income	24,008,066	2,825,281	190,047

EXPENSES
Investment advisory fees (Note 2)	7,537,223	296,058	20,314

Total expenses	7,537,223	296,058	20,314
Less investment advisory fees waived (Note 2)	—	(70,697)	—

Net expenses	7,537,223	225,361	20,314

Net investment income	16,470,843	2,599,920	169,733

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	111,723	(324,184)	9,647
In-kind redemptions — unaffiliated	2,926,353	(97,891)	—

Net realized gain (loss)	3,038,076	(422,075)	9,647

Net change in unrealized appreciation/depreciation	1,954,681	(1,174,195)	(9,184)

Net realized and unrealized gain (loss)	4,992,757	(1,596,270)	463

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,463,600	$1,003,650	$170,196

See notes to financial statements.

108	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended October 31, 2014

	iShares Aaa - A Rated Corporate Bond ETF	iShares Baa - Ba Rated Corporate Bond ETF	iShares B - Ca Rated Corporate Bond ETF

NET INVESTMENT INCOME
Interest — unaffiliated	$10,086,689	$868,564	$1,093,524
Interest — affiliated (Note 2)	65,437	29	18
Securities lending income — affiliated (Note 2)	46,287	3,689	6,802

Total investment income	10,198,413	872,282	1,100,344

EXPENSES
Investment advisory fees (Note 2)	617,717	65,400	91,736

Total expenses	617,717	65,400	91,736

Net investment income	9,580,696	806,882	1,008,608

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(841,171)	9,398	47,303
Investments — affiliated (Note 2)	1,590	—	—
In-kind redemptions — unaffiliated	(218,936)	—	—
In-kind redemptions — affiliated (Note 2)	(460)	—	—

Net realized gain (loss)	(1,058,977)	9,398	47,303

Net change in unrealized appreciation/depreciation	11,526,140	572,356	(588,376)

Net realized and unrealized gain (loss)	10,467,163	581,754	(541,073)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,047,859	$1,388,636	$467,535

See notes to financial statements.

FINANCIAL STATEMENTS	109

Statements of Operations (Continued)

iSHARES® TRUST

Year ended October 31, 2014

	iShares Financials Bond ETF	iShares Industrials Bond ETF	iShares Utilities Bond ETF

NET INVESTMENT INCOME
Interest — unaffiliated	$266,253	$359,069	$391,339
Interest — affiliated (Note 2)	2,469	40	21
Securities lending income — affiliated (Note 2)	593	2,476	867

Total investment income	269,315	361,585	392,227

EXPENSES
Investment advisory fees (Note 2)	25,344	33,628	33,367

Total expenses	25,344	33,628	33,367

Net investment income	243,971	327,957	358,860

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	70,999	779	99,577
In-kind redemptions — unaffiliated	337,708	14,016	—
In-kind redemptions — affiliated (Note 2)	2,698	—	—

Net realized gain	411,405	14,795	99,577

Net change in unrealized appreciation/depreciation	(217,987)	436,471	397,899

Net realized and unrealized gain	193,418	451,266	497,476

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$437,389	$779,223	$856,336

See notes to financial statements.

110	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Floating Rate Bond ETF		iShares 0-5 Year High Yield Corporate Bond ETF
	Year ended October 31, 2014	Year ended October 31, 2013	Year ended October 31, 2014	Period from October 15, 2013[a] to October 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$16,470,843	$7,883,181	$2,599,920	$34,657
Net realized gain (loss)	3,038,076	130,772	(422,075)	21
Net change in unrealized appreciation/depreciation	1,954,681	3,266,678	(1,174,195)	39,205

Net increase in net assets resulting from operations	21,463,600	11,280,631	1,003,650	73,883

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(16,185,902)	(6,924,015)	(2,318,472)	—

Total distributions to shareholders	(16,185,902)	(6,924,015)	(2,318,472)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,147,049,383	3,446,983,671	70,523,375	24,987,500
Cost of shares redeemed	(811,192,108)	(35,247,552)	(9,903,128)	—

Net increase in net assets from capital share transactions	335,857,275	3,411,736,119	60,620,247	24,987,500

INCREASE IN NET ASSETS	341,134,973	3,416,092,735	59,305,425	25,061,383

NET ASSETS
Beginning of period	3,778,709,634	362,616,899	25,061,383	—

End of period	$4,119,844,607	$3,778,709,634	$84,366,808	$25,061,383

Undistributed net investment income included in net assets at end of period	$1,526,356	$1,241,415	$316,105	$34,657

SHARES ISSUED AND REDEEMED
Shares sold	22,600,000	68,100,000	1,400,000	500,000
Shares redeemed	(16,000,000)	(700,000)	(200,000)	—

Net increase in shares outstanding	6,600,000	67,400,000	1,200,000	500,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	111

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares 0-5 Year Investment Grade Corporate Bond ETF		iShares Aaa - A Rated Corporate Bond ETF
	Year ended October 31, 2014	Period from October 15, 2013[a] to October 31, 2013	Year ended October 31, 2014	Year ended October 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$169,733	$3,554	$9,580,696	$7,561,163
Net realized gain (loss)	9,647	(17)	(1,058,977)	(1,588,414)
Net change in unrealized appreciation/depreciation	(9,184)	28,915	11,526,140	(14,652,947)

Net increase (decrease) in net assets resulting from operations	170,196	32,452	20,047,859	(8,680,198)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(151,364)	—	(9,444,855)	(7,197,912)

Total distributions to shareholders	(151,364)	—	(9,444,855)	(7,197,912)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	15,102,645	9,994,370	40,530,864	109,187,047
Cost of shares redeemed	—	—	(20,333,313)	(4,985,111)

Net increase in net assets from capital share transactions	15,102,645	9,994,370	20,197,551	104,201,936

INCREASE IN NET ASSETS	15,121,477	10,026,822	30,800,555	88,323,826

NET ASSETS
Beginning of period	10,026,822	—	391,722,937	303,399,111

End of period	$25,148,299	$10,026,822	$422,523,492	$391,722,937

Undistributed net investment income included in net assets at end of period	$21,923	$3,554	$848,905	$713,064

SHARES ISSUED AND REDEEMED
Shares sold	300,000	200,000	800,000	2,100,000
Shares redeemed	—	—	(400,000)	(100,000)

Net increase in shares outstanding	300,000	200,000	400,000	2,000,000

[a]	Commencement of operations.

See notes to financial statements.

112	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Baa - Ba Rated Corporate Bond ETF		iShares B - Ca Rated Corporate Bond ETF
	Year ended October 31, 2014	Year ended October 31, 2013	Year ended October 31, 2014	Year ended October 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$806,882	$641,276	$1,008,608	$722,452
Net realized gain (loss)	9,398	(3,562)	47,303	19,347
Net change in unrealized appreciation/depreciation	572,356	(713,683)	(588,376)	138,473

Net increase (decrease) in net assets resulting from operations	1,388,636	(75,969)	467,535	880,272

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(801,235)	(605,437)	(978,007)	(718,230)

Total distributions to shareholders	(801,235)	(605,437)	(978,007)	(718,230)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,319,140	5,261,352	10,620,829	—

Net increase in net assets from capital share transactions	5,319,140	5,261,352	10,620,829	—

INCREASE IN NET ASSETS	5,906,541	4,579,946	10,110,357	162,042

NET ASSETS
Beginning of year	20,459,408	15,879,462	10,483,353	10,321,311

End of year	$26,365,949	$20,459,408	$20,593,710	$10,483,353

Undistributed net investment income included in net assets at end of year	$74,301	$68,654	$100,400	$69,799

SHARES ISSUED
Shares sold	100,000	100,000	200,000	—

Net increase in shares outstanding	100,000	100,000	200,000	—

See notes to financial statements.

FINANCIAL STATEMENTS	113

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Financials Bond ETF		iShares Industrials Bond ETF
	Year ended October 31, 2014	Year ended October 31, 2013	Year ended October 31, 2014	Year ended October 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$243,971	$307,313	$327,957	$439,741
Net realized gain (loss)	411,405	(3,691)	14,795	(168,022)
Net change in unrealized appreciation/depreciation	(217,987)	(194,935)	436,471	(994,435)

Net increase (decrease) in net assets resulting from operations	437,389	108,687	779,223	(722,716)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(255,075)	(307,240)	(345,969)	(436,799)
From net realized gain	—	(52,804)	—	—

Total distributions to shareholders	(255,075)	(360,044)	(345,969)	(436,799)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,280,541	—	—	5,081,206
Cost of shares redeemed	(10,549,796)	—	(10,057,212)	(4,868,592)

Net increase (decrease) in net assets from capital share transactions	(5,269,255)	—	(10,057,212)	212,614

DECREASE IN NET ASSETS	(5,086,941)	(251,357)	(9,623,958)	(946,901)

NET ASSETS
Beginning of year	10,359,792	10,611,149	14,657,270	15,604,171

End of year	$5,272,851	$10,359,792	$5,033,312	$14,657,270

Undistributed net investment income included in net assets at end of year	$15,243	$26,347	$17,031	$35,043

SHARES ISSUED AND REDEEMED
Shares sold	100,000	—	—	100,000
Shares redeemed	(200,000)	—	(200,000)	(100,000)

Net decrease in shares outstanding	(100,000)	—	(200,000)	—

See notes to financial statements.

114	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Utilities Bond ETF
	Year ended October 31, 2014	Year ended October 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$358,860	$324,614
Net realized gain (loss)	99,577	(65,245)
Net change in unrealized appreciation/depreciation	397,899	(657,443)

Net increase (decrease) in net assets resulting from operations	856,336	(398,074)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(350,467)	(324,996)

Total distributions to shareholders	(350,467)	(324,996)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,057,323	—

Net increase in net assets from capital share transactions	5,057,323	—

INCREASE (DECREASE) IN NET ASSETS	5,563,192	(723,070)

NET ASSETS
Beginning of year	9,751,998	10,475,068

End of year	$15,315,190	$9,751,998

Undistributed net investment income included in net assets at end of year	$35,227	$26,834

SHARES ISSUED
Shares sold	100,000	—

Net increase in shares outstanding	100,000	—

See notes to financial statements.

FINANCIAL STATEMENTS	115

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Floating Rate Bond ETF
	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Year ended Oct. 31, 2012	Period from Jun. 14, 2011[a] to Oct. 31, 2011
Net asset value, beginning of period	$50.65	$50.36	$49.28	$50.01

Income from investment operations:
Net investment income[b]	0.22	0.25	0.55	0.13
Net realized and unrealized gain (loss)[c]	0.09	0.34	1.03	(0.79)

Total from investment operations	0.31	0.59	1.58	(0.66)

Less distributions from:
Net investment income	(0.22)	(0.30)	(0.50)	(0.07)

Total distributions	(0.22)	(0.30)	(0.50)	(0.07)

Net asset value, end of period	$50.74	$50.65	$50.36	$49.28

Total return	0.61%	1.18%	3.23%	(1.31)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$4,119,845	$3,778,710	$362,617	$59,136
Ratio of expenses to average net assets[e]	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets[e]	0.44%	0.49%	1.09%	0.70%
Portfolio turnover rate[f]	13%	4%	20%	5%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

116	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares 0-5 Year High Yield Corporate Bond ETF

	Year ended Oct. 31, 2014	Period from Oct. 15, 2013[a] to Oct. 31, 2013
Net asset value, beginning of period	$50.12	$49.78

Income from investment operations:
Net investment income[b]	2.20	0.07
Net realized and unrealized gain (loss)[c]	(0.72)	0.27

Total from investment operations	1.48	0.34

Less distributions from:
Net investment income	(1.97)	—

Total distributions	(1.97)	—

Net asset value, end of period	$49.63	$50.12

Total return	2.99%	0.68%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$84,367	$25,061
Ratio of expenses to average net assets[e]	0.38%	0.50%
Ratio of expenses to average net assets prior to waived fees[e]	0.50%	n/a
Ratio of net investment income to average net assets[e]	4.39%	3.16%
Portfolio turnover rate[f]	22%	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	117

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares 0-5 Year Investment Grade Corporate Bond ETF

	Year ended Oct. 31, 2014	Period from Oct. 15, 2013[a] to Oct. 31, 2013
Net asset value, beginning of period	$50.13	$49.92

Income from investment operations:
Net investment income[b]	0.63	0.02
Net realized and unrealized gain[c]	0.12	0.19

Total from investment operations	0.75	0.21

Less distributions from:
Net investment income	(0.58)	—

Total distributions	(0.58)	—

Net asset value, end of period	$50.30	$50.13

Total return	1.51%	0.42%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$25,148	$10,027
Ratio of expenses to average net assets[e]	0.15%	0.15%
Ratio of net investment income to average net assets[e]	1.25%	0.81%
Portfolio turnover rate[f]	15%	0%[g]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[g]	Rounds to less than 1%.

See notes to financial statements.

118	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Aaa - A Rated Corporate Bond ETF

	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Period from Feb. 14, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$50.22	$52.31	$50.07

Income from investment operations:
Net investment income[b]	1.18	1.06	0.67
Net realized and unrealized gain (loss)[c]	1.30	(2.14)	2.36

Total from investment operations	2.48	(1.08)	3.03

Less distributions from:
Net investment income	(1.17)	(1.01)	(0.79)

Total distributions	(1.17)	(1.01)	(0.79)

Net asset value, end of period	$51.53	$50.22	$52.31

Total return	4.99%	(2.07)%	6.11%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$422,523	$391,723	$303,399
Ratio of expenses to average net assets[e]	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets[e]	2.33%	2.09%	1.83%
Portfolio turnover rate[f]	18%	15%	5%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	119

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Baa - Ba Rated Corporate Bond ETF

	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Period from Apr. 24, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$51.15	$52.93	$50.00

Income from investment operations:
Net investment income[b]	1.93	1.87	0.99
Net realized and unrealized gain (loss)[c]	1.57	(1.87)	2.78

Total from investment operations	3.50	0.00	3.77

Less distributions from:
Net investment income	(1.92)	(1.78)	(0.84)

Total distributions	(1.92)	(1.78)	(0.84)

Net asset value, end of period	$52.73	$51.15	$52.93

Total return	6.97%	(0.01)%[d]	7.64%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$26,366	$20,459	$15,879
Ratio of expenses to average net assets[f]	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets[f]	3.70%	3.63%	3.74%
Portfolio turnover rate[g]	15%	19%	14%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Includes a payment from an affiliate to compensate the Fund for forgone securities lending revenue. Not including these proceeds, the Fund’s total return would have been -0.03%.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

120	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares B - Ca Rated Corporate Bond ETF

	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Period from Apr. 24, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$52.42	$51.61	$50.00

Income from investment operations:
Net investment income[b]	3.17	3.61	1.89
Net realized and unrealized gain (loss)[c]	(0.85)	0.79	1.28

Total from investment operations	2.32	4.40	3.17

Less distributions from:
Net investment income	(3.26)	(3.59)	(1.56)

Total distributions	(3.26)	(3.59)	(1.56)

Net asset value, end of period	$51.48	$52.42	$51.61

Total return	4.51%	8.84%[d]	6.46%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$20,594	$10,483	$10,321
Ratio of expenses to average net assets[f]	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets[f]	6.05%	6.94%	7.18%
Portfolio turnover rate[g]	26%	38%	15%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Includes a payment from an affiliate to compensate the Fund for forgone securities lending revenue. Not including these proceeds, the Fund’s total return would have been 8.71%.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	121

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Financials Bond ETF
	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Period from Feb. 14, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$51.80	$53.06	$50.07

Income from investment operations:
Net investment income[b]	1.51	1.54	1.09
Net realized and unrealized gain (loss)[c]	0.95	(1.00)	2.86

Total from investment operations	2.46	0.54	3.95

Less distributions from:
Net investment income	(1.53)	(1.54)	(0.96)
Net realized gain	—	(0.26)	—

Total distributions	(1.53)	(1.80)	(0.96)

Net asset value, end of period	$52.73	$51.80	$53.06

Total return	4.82%	1.04%	7.97%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$5,273	$10,360	$10,611
Ratio of expenses to average net assets[e]	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets[e]	2.89%	2.94%	3.00%
Portfolio turnover rate[f]	19%	21%	18%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

122	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Industrials Bond ETF
	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Period from Feb. 14, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$48.86	$52.01	$50.03

Income from investment operations:
Net investment income[b]	1.45	1.38	0.99
Net realized and unrealized gain (loss)[c]	1.53	(3.15)	1.85

Total from investment operations	2.98	(1.77)	2.84

Less distributions from:
Net investment income	(1.51)	(1.38)	(0.86)

Total distributions	(1.51)	(1.38)	(0.86)

Net asset value, end of period	$50.33	$48.86	$52.01

Total return	6.19%	(3.44)%	5.76%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$5,033	$14,657	$15,604
Ratio of expenses to average net assets[e]	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets[e]	2.93%	2.78%	2.76%
Portfolio turnover rate[f]	24%	22%	13%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	123

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Utilities Bond ETF
	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Period from Feb. 14, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$48.76	$52.38	$50.07

Income from investment operations:
Net investment income[b]	1.61	1.62	1.11
Net realized and unrealized gain (loss)[c]	2.31	(3.61)	2.17

Total from investment operations	3.92	(1.99)	3.28

Less distributions from:
Net investment income	(1.63)	(1.63)	(0.97)

Total distributions	(1.63)	(1.63)	(0.97)

Net asset value, end of period	$51.05	$48.76	$52.38

Total return	8.19%	(3.85)%	6.64%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$15,315	$9,752	$10,475
Ratio of expenses to average net assets[e]	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets[e]	3.23%	3.24%	3.08%
Portfolio turnover rate[f]	37%	20%	8%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

124	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Floating Rate Bond	Non-diversified
0-5 Year High Yield Corporate Bond	Diversified
0-5 Year Investment Grade Corporate Bond	Diversified
Aaa - A Rated Corporate Bond	Non-diversified

iShares ETF	Diversification Classification
Baa - Ba Rated Corporate Bond	Non-diversified
B - Ca Rated Corporate Bond	Non-diversified
Financials Bond	Non-diversified
Industrials Bond	Non-diversified
Utilities Bond	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946).

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Fixed income investments are valued at the last available bid price received from independent pricing services. In determining the value of a fixed income investment, pricing services may use certain information with respect to

NOTES TO FINANCIAL STATEMENTS	125

Notes to Financial Statements (Continued)

iSHARES® TRUST

transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

126	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of October 31, 2014. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
Floating Rate Bond
Assets:
Corporate Bonds & Notes	$—	$3,700,622,688	$—	$3,700,622,688
Foreign Government Obligations	—	400,476,909	—	400,476,909
Money Market Funds	178,171,668	—	—	178,171,668

	$178,171,668	$4,101,099,597	$—	$4,279,271,265

0-5 Year High Yield Corporate Bond
Assets:
Corporate Bonds & Notes	$—	$82,423,933	$—	$82,423,933
Money Market Funds	11,923,360	—	—	11,923,360

	$11,923,360	$82,423,933	$—	$94,347,293

0-5 Year Investment Grade Corporate Bond
Assets:
Corporate Bonds & Notes	$—	$24,856,810	$—	$24,856,810
Money Market Funds	1,276,134	—	—	1,276,134

	$1,276,134	$24,856,810	$—	$26,132,944

Aaa - A Rated Corporate Bond
Assets:
Corporate Bonds & Notes	$—	$416,935,413	$—	$416,935,413
Money Market Funds	24,820,666	—	—	24,820,666

	$24,820,666	$416,935,413	$—	$441,756,079

Baa - Ba Rated Corporate Bond
Assets:
Corporate Bonds & Notes	$—	$25,799,882	$—	$25,799,882
Money Market Funds	1,915,235	—	—	1,915,235

	$1,915,235	$25,799,882	$—	$27,715,117

B - Ca Rated Corporate Bond
Assets:
Corporate Bonds & Notes	$—	$20,237,587	$—	$20,237,587
Money Market Funds	2,937,886	—	—	2,937,886

	$2,937,886	$20,237,587	$—	$23,175,473

NOTES TO FINANCIAL STATEMENTS	127

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
Financials Bond
Assets:
Corporate Bonds & Notes	$—	$5,117,409	$—	$5,117,409
Money Market Funds	307,333	—	—	307,333

	$307,333	$5,117,409	$—	$5,424,742

Industrials Bond
Assets:
Corporate Bonds & Notes	$—	$4,786,347	$—	$4,786,347
Money Market Funds	601,342	—	—	601,342

	$601,342	$4,786,347	$—	$5,387,689

Utilities Bond
Assets:
Corporate Bonds & Notes	$—	$14,735,114	$—	$14,735,114
Money Market Funds	1,293,161	—	—	1,293,161

	$1,293,161	$14,735,114	$—	$16,028,275

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

128	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of October 31, 2014, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of October 31, 2014 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of each Fund’s securities lending agreements which are subject to offset under an MSLA as of October 31, 2014:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Floating Rate Bond	$89,747,256	$89,747,256	$—
0-5 Year High Yield Corporate Bond	10,624,153	10,624,153	—
0-5 Year Investment Grade Corporate Bond	832,599	832,599	—
Aaa - A Rated Corporate Bond	21,633,180	21,633,180	—
Baa - Ba Rated Corporate Bond	1,467,956	1,467,956	—
B - Ca Rated Corporate Bond	2,698,855	2,698,855	—
Financials Bond	140,430	140,430	—
Industrials Bond	437,378	437,378	—
Utilities Bond	771,728	771,728	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statements and disclosures.

NOTES TO FINANCIAL STATEMENTS	129

Notes to Financial Statements (Continued)

iSHARES® TRUST

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Floating Rate Bond	0.20%
0-5 Year High Yield Corporate Bond	0.50
0-5 Year Investment Grade Corporate Bond	0.15
Aaa - A Rated Corporate Bond	0.15
Baa - Ba Rated Corporate Bond	0.30

iShares ETF	Investment Advisory Fee
B - Ca Rated Corporate Bond	0.55%
Financials Bond	0.30
Industrials Bond	0.30
Utilities Bond	0.30

Effective May 23, 2014, BFA has contractually agreed to waive a portion of its investment advisory fee for the iShares 0-5 Year High Yield Corporate Bond ETF through February 29, 2016 in order to limit total annual operating expenses to 0.30% of average daily net assets.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Effective January 1, 2014, each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2014, (i) each Fund retains 75% of securities lending income and (ii) the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in calendar year 2013 and pursuant to a securities lending agreement, (i) each Fund will receive for the remainder of that calendar year 80% of securities lending income and (ii) the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

130	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended October 31, 2014, each Fund paid to BTC the following amounts in total for securities lending agent services and collateral investment fees:

iShares ETF	Fees Paid to BTC
Floating Rate Bond	$62,702
0-5 Year High Yield Corporate Bond	10,677
0-5 Year Investment Grade Corporate Bond	430
Aaa - A Rated Corporate Bond	20,681
Baa - Ba Rated Corporate Bond	1,586

iShares ETF	Fees Paid to BTC
B - Ca Rated Corporate Bond	$2,929
Financials Bond	275
Industrials Bond	1,096
Utilities Bond	390

Prior to January 1, 2014, each Fund retained 65% of securities lending income and paid no collateral investment fees.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended October 31, 2014, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended October 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Principal Held at Beginning of Year (000s)	Principal Purchased (000s)	Principal Sold (000s)	Principal Held at End of Year (000s)	Value at End of Year	Interest Income	Net Realized Gain (Loss)
Floating Rate
PNC Bank N.A.
0.55%, 04/29/16	$9,000	$—	$—	$9,000	$9,003,663	$51,300	$—
PNC Funding Corp.
0.51%, 01/31/14	5,255	—	(5,255)	—	—	3,532	—

					$9,003,663	$54,832	$—

0-5 Year Investment Grade Corporate Bond
PNC Funding Corp.
2.70%, 09/19/16	$—	$150	$—	$150	$154,633	$320	$—
5.25%, 11/15/15	50	—	—	50	52,247	616	—

					$206,880	$936	$—

NOTES TO FINANCIAL STATEMENTS	131

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Name of Affiliated Issuer	Principal Held at Beginning of Year (000s)	Principal Purchased (000s)	Principal Sold (000s)	Principal Held at End of Year (000s)	Value at End of Year	Interest Income	Net Realized Gain (Loss)
Aaa - A rated Corporate
PNC Bank N.A.
1.13%, 01/27/17	$—	$750	$—	$750	$750,204	$2,410	$—
2.20%, 01/28/19	—	250	—	250	251,205	3,043	—
2.70%, 11/01/22	250	—	—	250	240,649	6,814	—
2.95%, 01/30/23	400	—	—	400	390,394	12,306	—
4.20%, 11/01/25	350	—	—	350	369,335	14,179	—
PNC Funding Corp.
2.70%, 09/19/16	650	—	—	650	669,582	8,157	—
3.63%, 02/08/15	700	—	(700)	—	—	1,765	1,590
5.13%, 02/08/20	700	—	(25)	675	762,716	16,553	(460)

					$3,434,085	$65,227	$1,130

Financials Sector
PNC Financial Services Group Inc (The)
3.90%, 04/29/24	$—	$50	$(25)	$25	$25,366	$468	$236
PNC Funding Corp.
2.70%, 09/19/16	150	—	(125)	25	25,753	1,977	2,462

					$51,119	$2,445	$2,698

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2014 were as follows:

	U.S. Government Obligations		Other Securities
iShares ETF	Purchases	Sales	Purchases	Sales
Floating Rate Bond	$—	$—	$2,145,692,124	$462,880,060
0-5 Year High Yield Corporate Bond	—	—	66,580,610	12,076,734
0-5 Year Investment Grade Corporate Bond	124,493	124,101	8,303,975	1,726,005
Aaa - A Rated Corporate Bond	1,003,378	996,108	100,684,972	72,569,442
Baa - Ba Rated Corporate Bond	—	—	3,765,116	3,344,029
B - Ca Rated Corporate Bond	—	—	14,842,440	4,199,633
Financials Bond	—	—	1,543,814	1,501,619
Industrials Bond	62,711	62,476	2,471,951	2,927,678
Utilities Bond	—	—	4,076,120	3,932,585

132	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended October 31, 2014 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Floating Rate Bond	$99,604,285	$804,181,000
0-5 Year High Yield Corporate Bond	17,357,609	9,628,356
0-5 Year Investment Grade Corporate Bond	9,471,929	—
Aaa - A Rated Corporate Bond	14,977,616	19,286,871
Baa - Ba Rated Corporate Bond	4,979,541	—
Financials Bond	4,843,924	9,796,246
Industrials Bond	—	9,285,903
Utilities Bond	4,773,956	—

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	MARKET AND CREDIT RISK

In the normal course of business, each Fund’s investment activities exposes it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in fixed income instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that

NOTES TO FINANCIAL STATEMENTS	133

Notes to Financial Statements (Continued)

iSHARES® TRUST

affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The iShares Financials Bond ETF, iShares Industrials Bond ETF and iShares Utilities Bond ETF each invests all or substantially all of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions affecting those market sectors may have a significant impact on its investment performance.

Each Fund invests a substantial amount of its assets in fixed-income securities. Changes in market interest rates or economic conditions, including the decision in December 2013 by the Federal Reserve Bank to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Given the environment of historically low interest rates, each Fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

The iShares 0-5 Year High Yield Corporate Bond ETF, iShares Baa - Ba Rated Corporate Bond ETF and iShares B - Ca Rated Corporate Bond ETF each invests a substantial portion of its assets in high yield securities that are rated below investment-grade (including those bonds rated lower than “BBB-” by Standard & Poor’s Ratings Services and Fitch or “Baa3” by Moody’s), or are unrated which may be more volatile than higher-rated securities of similar maturity. High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities. In particular, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal.

134	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of October 31, 2014, attributable to the use of equalization and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Floating Rate Bond	$2,926,353	$—	$(2,926,353)
0-5 Year High Yield Corporate Bond	(97,870)	—	97,870
Aaa - A Rated Corporate Bond	(219,396)	—	219,396
B - Ca Rated Corporate Bond	2,113	—	(2,113)
Financials Bond	368,476	—	(368,476)
Industrials Bond	14,016	—	(14,016)

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 was as follows:

iShares ETF	2014	2013
Floating Rate Bond
Ordinary income	$16,185,902	$6,924,015

0-5 Year High Yield Corporate Bond
Ordinary income	$2,318,472	$—

0-5 Year Investment Grade Corporate Bond
Ordinary income	$151,364	$—

Aaa - A Rated Corporate
Ordinary income	$9,444,855	$7,197,912

Baa - Ba Rated Corporate
Ordinary income	$801,235	$605,437

B - Ca Rated Corporate
Ordinary income	$978,007	$718,230

NOTES TO FINANCIAL STATEMENTS	135

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF	2014	2013
Financials
Ordinary income	$255,075	$360,044

Industrials
Ordinary income	$345,969	$436,799

Utilities
Ordinary income	$350,467	$324,996

As of October 31, 2014, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
Floating Rate Bond	$1,526,356	$—	$(20,042)	$7,660,544	$9,166,858
0-5 Year High Yield Corporate Bond	316,105	—	(324,184)	(1,134,990)	(1,143,069)
0-5 Year Investment Grade Corporate Bond	31,553	—	—	19,731	51,284
Aaa - A Rated Corporate Bond	848,905	—	(2,214,771)	(3,174,337)	(4,540,203)
Baa - Ba Rated Corporate Bond	74,301	5,836	—	364,158	444,295
B - Ca Rated Corporate Bond	100,400	48,817	—	(193,868)	(44,651)
Financials Bond	15,243	39,238	—	102,772	157,253
Industrials Bond	17,031	—	(15,494)	5,924	7,461
Utilities Bond	43,731	24,902	—	172,489	241,122

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2014, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
Floating Rate Bond	$20,042
0-5 Year High Yield Corporate Bond	324,184
Aaa - A Rated Corporate Bond	2,214,771
Industrials Bond	15,494

For the year ended October 31, 2014, the Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
Floating Rate Bond	$111,723
0-5 Year Investment Grade Corporate Bond	17
Baa - Ba Rated Corporate Bond	3,562
Financials Bond	3,691
Industrials Bond	779
Utilities Bond	66,171

136	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of October 31, 2014, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Floating Rate Bond	$4,271,610,721	$8,835,959	$(1,175,415)	$7,660,544
0-5 Year High Yield Corporate Bond	95,482,283	281,582	(1,416,572)	(1,134,990)
0-5 Year Investment Grade Corporate Bond	26,113,213	53,684	(33,953)	19,731
Aaa - A Rated Corporate Bond	444,930,416	3,098,644	(6,272,981)	(3,174,337)
Baa - Ba Rated Corporate Bond	27,350,959	555,611	(191,453)	364,158
B - Ca Rated Corporate Bond	23,369,341	373,474	(567,342)	(193,868)
Financials Bond	5,321,970	114,466	(11,694)	102,772
Industrials Bond	5,381,765	62,850	(56,926)	5,924
Utilities Bond	15,855,786	214,013	(41,524)	172,489

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2014, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	137

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Floating Rate Bond ETF, iShares 0-5 Year High Yield Corporate Bond ETF, iShares 0-5 Year Investment Grade Corporate Bond ETF, iShares Aaa - A Rated Corporate Bond ETF, iShares Baa - Ba Rated Corporate Bond ETF, iShares B - Ca Rated Corporate Bond ETF, iShares Financials Bond ETF, iShares Industrials Bond ETF and iShares Utilities Bond ETF (the “Funds”) at October 31, 2014, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 19, 2014

138	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

Under Section 852(b)(3)(C) of the Internal Revenue Code (the “Code”), the iShares Financials Bond ETF designates $28,070 as long-term capital gain dividends for the fiscal year ended October 31, 2014.

Under Section 871(k)(1)(C) of the Code, the Funds hereby designate the following maximum amounts allowable as interest-related dividends for the fiscal year ended October 31, 2014:

iShares ETF	Interest- Related Dividends
Floating Rate Bond	$9,798,795
0-5 Year High Yield Corporate Bond	1,941,837
0-5 Year Investment Grade Corporate Bond	129,791
Aaa - A Rated Corporate Bond	7,625,053
Baa - Ba Rated Corporate Bond	646,349

iShares ETF	Interest- Related Dividends
B - Ca Rated Corporate Bond	837,444
Financials Bond	211,270
Industrials Bond	279,662
Utilities Bond	333,404

TAX INFORMATION	139

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares Floating Rate Bond ETF and iShares Aaa - A Rated Corporate Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine a Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine a Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds were lower than the median of the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	141

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board further noted management’s assertion that future economies of scale for each Fund had been taken into consideration by fixing the investment advisory fee rate at the low end of the market place, effectively giving Fund shareholders, from inception, the benefits of lower fees. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rates incorporate potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially similar investment objectives and strategies iShares Floating Rate Bond ETF, but do not manage Other Accounts with substantially similar investment objectives and strategies as iShares Aaa – A Rated Corporate Bond ETF. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’

142	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares 0-5 Year High Yield Corporate Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine the Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine the Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund were lower than the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its respective performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In

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addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other

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significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III. iShares 0-5 Year Investment Grade Corporate Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the

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extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine the Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine the Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund were within range of the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its respective performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

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Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board further noted management’s assertion that future economies of scale for the Fund had been taken into consideration by fixing the investment advisory fee rate at the low end of the market place, effectively giving Fund

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shareholders, from inception, the benefits of a lower fee. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

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IV. iShares B - Ca Rated Corporate Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine the Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine the Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund were higher than the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group, and were in the 99th percentile.

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In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its respective performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential

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economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services

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and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

V. iShares Baa - Ba Rated Corporate Bond ETF, iShares Financials Bond ETF, iShares Industrials Bond ETF and iShares Utilities Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine a Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with

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differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine a Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds were at the median of the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rates incorporate potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially similar investment objectives and strategies as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors

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beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

156	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Floating Rate Bond	$0.218846	$—	$0.000125	$0.218971	100%	—%	0%[a]		100%
0-5 Year High Yield Corporate Bond	1.972118	—	—	1.972118	100	—	—		100
0-5 Year Investment Grade Corporate Bond	0.572902	—	0.009101	0.582003	98	—	2		100
Aaa - A Rated Corporate Bond	1.166673	—	—	1.166673	100	—	—		100
Baa - Ba Rated Corporate Bond	1.911118	—	0.013229	1.924347	99	—	1		100
B - Ca Rated Corporate Bond	3.250585	—	0.011968	3.262553	100	—	0	[a]	100
Financials Bond	1.529906	—	—	1.529906	100	—	—		100
Industrials Bond	1.512075	—	—	1.512075	100	—	—		100
Utilities Bond	1.619397	—	0.010030	1.629427	99	—	1		100

[a]	Rounds to less than 1%.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calender quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

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Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Floating Rate Bond ETF

Period Covered: July 1, 2011 through September 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.12%
Greater than 1.0% and Less than 1.5%	1	0.12
Greater than 0.5% and Less than 1.0%	34	4.16
Between 0.5% and –0.5%	780	95.48
Less than –0.5%	1	0.12

	817	100.00%

iShares 0-5 Year High Yield Corporate Bond ETF

Period Covered: January 1, 2014 through September 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	29	15.43%
Between 0.5% and –0.5%	159	84.57

	188	100.00%

iShares 0-5 Year Investment Grade Corporate Bond ETF

Period Covered: January 1, 2014 through September 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	188	100.00%

iShares Aaa - A Rated Corporate Bond ETF

Period Covered: April 1, 2012 through September 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	1	0.16%
Greater than 0.5% and Less than 1.0%	167	26.59
Between 0.5% and –0.5%	457	72.77
Less than –0.5% and Greater than –1.0%	2	0.32
Less than –1.0%	1	0.16

	628	100.00%

158	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Baa - Ba Rated Corporate Bond ETF

Period Covered: July 1, 2012 through September 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	2	0.35%
Greater than 1.0% and Less than 1.5%	12	2.12
Greater than 0.5% and Less than 1.0%	47	8.32
Between 0.5% and –0.5%	295	52.21
Less than –0.5% and Greater than –1.0%	90	15.93
Less than –1.0% and Greater than –1.5%	67	11.86
Less than –1.5% and Greater than –2.0%	42	7.43
Less than –2.0% and Greater than –2.5%	8	1.42
Less than –2.5% and Greater than –3.0%	1	0.18
Less than –3.0%	1	0.18

	565	100.00%

iShares B - Ca Rated Corporate Bond ETF

Period Covered: July 1, 2012 through September 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	8	1.42%
Greater than 1.0% and Less than 1.5%	35	6.19
Greater than 0.5% and Less than 1.0%	72	12.74
Between 0.5% and –0.5%	261	46.20
Less than –0.5% and Greater than –1.0%	145	25.66
Less than –1.0% and Greater than –1.5%	38	6.73
Less than –1.5% and Greater than –2.0%	6	1.06

	565	100.00%

iShares Financials Bond ETF

Period Covered: April 1, 2012 through September 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	1	0.16%
Greater than 1.5% and Less than 2.0%	8	1.27
Greater than 1.0% and Less than 1.5%	51	8.12
Greater than 0.5% and Less than 1.0%	162	25.80
Between 0.5% and –0.5%	396	63.06
Less than –0.5% and Greater than –1.0%	10	1.59

	628	100.00%

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Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Industrials Bond ETF

Period Covered: April 1, 2012 through September 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	7	1.11%
Greater than 2.0% and Less than 2.5%	22	3.50
Greater than 1.5% and Less than 2.0%	24	3.82
Greater than 1.0% and Less than 1.5%	64	10.19
Greater than 0.5% and Less than 1.0%	139	22.14
Between 0.5% and –0.5%	135	21.50
Less than –0.5% and Greater than –1.0%	109	17.36
Less than –1.0% and Greater than –1.5%	50	7.96
Less than –1.5% and Greater than –2.0%	46	7.32
Less than –2.0% and Greater than –2.5%	25	3.98
Less than –2.5% and Greater than –3.0%	2	0.32
Less than –3.0% and Greater than –3.5%	4	0.64
Less than –3.5%	1	0.16

	628	100.00%

iShares Utilities Bond ETF

Period Covered: April 1, 2012 through September 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	2	0.32%
Greater than 3.0% and Less than 3.5%	3	0.48
Greater than 2.5% and Less than 3.0%	12	1.91
Greater than 2.0% and Less than 2.5%	25	3.98
Greater than 1.5% and Less than 2.0%	49	7.80
Greater than 1.0% and Less than 1.5%	109	17.36
Greater than 0.5% and Less than 1.0%	146	23.25
Between 0.5% and –0.5%	161	25.63
Less than –0.5% and Greater than –1.0%	90	14.33
Less than –1.0% and Greater than –1.5%	27	4.30
Less than –1.5% and Greater than –2.0%	3	0.48
Less than –2.0%	1	0.16

	628	100.00%

160	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 294 funds (as of October 31, 2014) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (57)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (43)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Director of iShares MSCI Russia Capped ETF, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	161

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (59)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (65)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (71)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

162	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (59)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (53)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).
George G.C. Parker (75)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (50)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	163

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Manish Mehta (43)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Edward B. Baer (46)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock, Inc. (since 2006); Director of Legal & Compliance, BlackRock, Inc. (2004-2006).

Eilleen M. Clavere (62)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock, Inc. (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Scott Radell (45)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (51)	Vice President (since 2007).	Managing Director, BlackRock, Inc. (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

164	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	165

Notes:

166	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed or issued by Barclays Capital Inc., nor are they sponsored, endorsed, issued, sold or promoted by Markit Indices Limited. None of these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2014 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-104-1014

OCTOBER 31, 2014

2014 ANNUAL REPORT

iShares Trust

➢	iShares CMBS ETF | CMBS | NYSE Arca
➢	iShares Core GNMA Bond ETF | GNMA | NASDAQ
➢	iShares Core U.S. Treasury Bond ETF | GOVT | NYSE Arca
➢	iShares Treasury Floating Rate Bond ETF | TFLO | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. BOND MARKET OVERVIEW

Domestic bond markets delivered modestly positive performance for the 12-month period ended October 31, 2014 (the “reporting period”), as uneven global economic conditions and actions by the U.S. Federal Reserve Bank (the “Fed”) largely drove bond market performance.

The reporting period began in an uncertain environment for fixed-income instruments, spurred by concerns of a change in Fed policy. Since the financial crisis of 2008, the Fed’s bond-buying program (known as quantitative easing or “QE”) had created an environment of low yields on longer-term Treasury bonds and other “safe haven” securities and generated gains for fixed-income investors. Generally improving economic data and unclear Fed announcements regarding tapering QE drove up uncertainty about when — and by how much — the Fed would begin to scale back its bond purchases.

In December 2013, the Fed removed these uncertainties. Citing improving jobless data, the Fed announced that it would begin cutting its bond-buying program by $10 billion per month in January 2014. The tapering program continued through October 2014, when the Fed made a final $15 billion bond purchase. The Fed assured markets that its benchmark interest rate would remain near zero for a considerable time after the taper concluded, keeping short-term interest rates low. In October 2014, though, the Fed signaled that the short-term interest rate hike might occur sooner than had been expected should inflation and employment data improve further.

During the reporting period, economic conditions generally improved. The unemployment rate declined steadily, reaching a six-year low of 5.8% by October 2014. Gross domestic product (“GDP”) levels declined in the first quarter of 2014, but grew by 4.6% and 3.5% for the second and third quarters of 2014, respectively. Inflation rates hovered near the Fed’s target 2.0% rate, edging up to 2.1% in May and June 2014 before dipping to 1.7% in August and September 2014.

Because bond markets had priced in the Fed’s tapering of QE before it was announced, the taper’s effect on bond yields was muted. During the course of the reporting period, weak first-quarter 2014 economic data in the U.S., geopolitical concerns in emerging markets, and declining fixed-income yields in the eurozone drove up demand for U.S. bonds, benefiting bond prices. As measured by the 10-year U.S. Treasury bond yield, longer-term yields climbed early in the reporting period, before drifting downward throughout the remainder of the reporting period to finish lower than they began (bond yields and bond prices move in opposite directions).

For the reporting period, bond performance was positive. In general, shorter-term bonds lagged longer-term bonds, as market participants anticipated a rise in short-term rates. Long-term Treasury bonds generated particularly strong results. Late in the reporting period, fears related to potential spread of the Ebola virus, weak economic conditions in Europe, and tension in emerging markets drove up demand for more secure U.S. bonds, particularly Treasury bonds. Treasury inflation-protected securities (TIPS) achieved relatively weak overall returns, as inflation levels remained low.

Investment grade corporate bonds outperformed high yield during the reporting period. Although high-yield bonds performed in line with the broader bond market, high yield began to underperform late in the reporting period as their spreads (the difference in yield compared with Treasury bonds) widened and investors shifted away from riskier investments.

Mortgage-backed securities delivered modestly positive results for the reporting period. Asset-backed bond prices were softened by the Fed’s reduced purchases of Treasury and agency mortgage-backed bonds. However, the rising demand that benefited Treasury bonds near the end of the reporting period also pushed down 30-year mortgage rates to their lowest levels since June 2013, because the rate is tied to the 10-year U.S. Treasury bond.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CMBS ETF

Performance as of October 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.80%	1.93%	3.13%	2.80%	1.93%	3.13%
Since Inception	3.43%	3.54%	3.92%	9.58%	9.89%	10.98%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/14/12. The first day of secondary market trading was 2/16/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,013.30	$1.27	$1,000.00	$1,023.90	$1.28	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

6	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CMBS ETF

The iShares CMBS ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade commercial mortgage-backed securities, as represented by the Barclays U.S. CMBS (ERISA Only) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2014, the total return for the Fund was 2.80%, net of fees, while the total return for the Index was 3.13%.

The Index delivered a positive return for the reporting period. The Index’s return was driven by a combination of income from periodic interest payments and rising bond prices. The 10-year U.S. Treasury’s price rose, as its yield declined from 2.65% at the beginning of the reporting period to 2.35% at the end of the reporting period. Prices of the underlying commercial mortgage-backed securities (“CMBS”) increased as rates declined driven by falling U.S. Treasury yields. Credit spreads on CMBS declined over the period as the fundamentals for commercial real estate improved.

During most of the reporting period, the Index traded in a narrow range as CMBS prices remained relatively stable and their higher yields generated a positive return. During the Spring and Summer of 2014, the Index steadily advanced, benefitting from declining U.S. Treasury rates. During the last three months of the reporting period, the Index experienced modest volatility in tandem with U.S. Treasury rates. The Fed wound down its unprecedented stimulus program, while investors speculated that recent economic strength could eventually lead to higher interest rates. As a result, investors shifted back and forth between lower- and higher-risk investments. With the addition of agency CMBS to the Index on June 30, 2014, the overall credit quality of the Index increased during the reporting period.

BOND CREDIT QUALITY

As of 10/31/14

Moody’s Credit Rating[1]	Percentage of Total Investments[2]

Aaa	69.54%
Aa	7.05
A	5.41
Baa	2.35
Not Rated	15.65

TOTAL	100.00%

PORTFOLIO ALLOCATION

As of 10/31/14

Maturity	Percentage of Total Investments[2]

1-5 Years	7.31%
5-10 Years	19.41
More than 20 Years	73.28

TOTAL	100.00%

[1]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® CORE GNMA BOND ETF

Performance as of October 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	3.84%	3.48%	4.00%	3.84%	3.48%	4.00%
Since Inception	1.31%	1.35%	1.79%	3.59%	3.70%	4.94%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/14/12. The first day of secondary market trading was 2/16/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,025.80	$0.66	$1,000.00	$1,024.60	$0.66	0.13%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

8	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE GNMA BOND ETF

The iShares Core GNMA Bond ETF (the “Fund”) seeks to track the investment results of an index composed of mortgage-backed pass-through securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), as represented by the Barclays U.S. GNMA Bond Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2014, the total return for the Fund was 3.84%, net of fees, while the total return for the Index was 4.00%.

The Index posted a steady return with price stability during the reporting period. The Index’s performance is largely determined by changes in interest rates, income from mortgage securities and mortgage refinancing activity. GNMA securities perform best in a relatively stable interest rate environment as refinancing activity moderates.

Interest rates declined slowly and steadily for most of the reporting period, which meant generally higher bond prices. Mortgages are priced relative to the benchmark 10-year U.S. Treasury. The 10-year Treasury’s yield declined from 2.65% to 2.35% from the beginning to the end of the reporting period, which helped the performance of the Index.

During the reporting period, the Index traded in a relatively narrow range, as Treasury yields and mortgage bond prices remained relatively stable. Modest economic growth and low inflation contributed to the relatively low yields of U.S. Treasuries. Mortgage rates rose sharply at the beginning of the reporting period, and steadily declined for the remainder of the reporting period.

In that environment, refinancing activity remained very low despite declining interest rates, as many home owners already took advantage of record low interest rates in prior years. Refinancing activity experienced a slight uptick at the end of the reporting period, however, as mortgage rates dipped to an attractive rate for home owners. As a result, mortgage prepayments remained low, which helped the performance of GNMA securities during the reporting period.

PORTFOLIO ALLOCATION

As of 10/31/14

Maturity	Percentage of Total Investments*

5-10 Years	0.14%
10-15 Years	1.13
15-20 Years	0.13
More than 20 Years	98.60

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 10/31/14

Security	Percentage of Total Investments*

Government National Mortgage Association, 4.50%, 11/01/44	12.95%
Government National Mortgage Association, 3.00%, 09/20/43	9.08
Government National Mortgage Association, 4.00%, 07/20/44	8.05
Government National Mortgage Association, 5.00%, 11/01/44	6.21
Government National Mortgage Association, 3.00%, 08/20/44	5.63

TOTAL	41.92%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® CORE U.S. TREASURY BOND ETF

Performance as of October 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.69%	2.69%	2.78%	2.69%	2.69%	2.78%
Since Inception	1.12%	1.12%	1.22%	3.08%	3.08%	3.35%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/14/12. The first day of secondary market trading was 2/16/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,020.60	$0.76	$1,000.00	$1,024.40	$0.77	0.15%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

10	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE U.S. TREASURY BOND ETF

The iShares Core U.S. Treasury Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury bonds, as represented by the Barclays U.S. Treasury Bond Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2014, the total return for the Fund was 2.69%, net of fees, while the total return for the Index was 2.78%.

The Index advanced during the reporting period. Index performance is largely determined by changes in interest rates, as well as income from Treasury securities. Intermediate and long-term interest rates declined steadily for most of the reporting period, which meant higher longer-term bond prices. At the other end of the spectrum, short-term Treasuries experienced slightly rising interest rates and lower bond prices.

During the reporting period, the Index traded in a relatively narrow range, as Treasury yields and bond prices remained relatively stable across the entire range of maturities. Modest economic growth and low inflation contributed to the relatively low yields of U.S. Treasuries. Tame inflation helped long-term Treasuries, as their yields are more sensitive to inflation expectations. At the other end of the spectrum, short-term Treasuries tend to be highly influenced by expectations about the Fed’s monetary policy, which controls short-term interest rates. During the reporting period, the Fed wound down its unprecedented stimulus program, while investors speculated that recent economic strength could eventually lead to higher short-term interest rates. As a result, short-term Treasury yields rose somewhat, and their prices fell.

Index allocations were concentrated in short and intermediate-term Treasuries with less emphasis on long-term Treasuries. During the reporting period, low and rising short-term bond yields worked against performance, while declining longer-term bond yields boosted performance. As a result, longer-term Treasuries accounted for most of the Index’s positive return during the reporting period.

PORTFOLIO ALLOCATION

As of 10/31/14

Maturity	Percentage of Total Investments*

0-1 Year	2.83%
1-5 Years	59.35
5-10 Years	25.22
10-15 Years	1.34
15-20 Years	0.46
More than 20 Years	10.80

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 10/31/14

Security	Percentage of Total Investments*

U.S. Treasury Notes, 1.25%, 11/30/18	9.90%
U.S. Treasury Notes, 3.25%, 03/31/17	8.56
U.S. Treasury Notes, 4.50%, 02/15/16	8.21
U.S. Treasury Notes, 0.88%, 11/30/16	5.84
U.S. Treasury Bonds, 7.13%, 02/15/23	3.17

TOTAL	35.68%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® TREASURY FLOATING RATE BOND ETF

Performance as of October 31, 2014

Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	0.08%	0.24%	0.09%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/3/14. The first day of secondary market trading was 2/4/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
	Actual		Hypothetical 5% Return
Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,000.70	$0.00	$1,000.00	$1,025.20	$0.00	0.00%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

12	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® TREASURY FLOATING RATE BOND ETF

The iShares Treasury Floating Rate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury floating rate bonds, as represented by the Barclays U.S. Treasury Floating Rate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from February 3, 2014 (inception date of the Fund) through October 31, 2014 (the “reporting period”), the total return for the Fund was 0.08%, net of fees, while the total return for the Index was 0.09%.

The Index posted a flat return for the reporting period. Floating rate Treasuries, a new type of security with variable interest rate payments, were first issued by the U.S. Treasury in January 2014 with a two-year maturity date.

Floating rate securities tend to perform best in a rising interest rate environment, as their yields adjust to reflect current market rates. However, short-term interest rates fluctuated in a relatively narrow range, finishing the abbreviated reporting period slightly higher. During the reporting period, the Fed continued to wind down its unprecedented stimulus program, while some investors speculated that recent economic strength could eventually lead to higher short-term interest rates. However, the Fed reassured markets by continuing to state that its near zero interest rate policy would remain in place “for a considerable time.” As a result, the Index maintained a relatively low yield and minimal change in price during the reporting period.

PORTFOLIO ALLOCATION

As of 10/31/14

Maturity	Percentage of Total Investments*

1-5 Years	100.00%

TOTAL	100.00%

LARGEST FUND HOLDINGS

As of 10/31/14

Security	Percentage of Total Investments*

U.S. Treasury Notes, 0.09%, 04/30/16	48.36%
U.S. Treasury Notes, 0.07%, 01/31/16	34.06
U.S. Treasury Notes, 0.09%, 07/31/16	17.48
U.S. Treasury Notes, 0.07%, 10/31/16	0.10

TOTAL	100.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2014 and held through October 31, 2014, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CMBS ETF

October 31, 2014

Security	Principal (000s)	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 99.63%

MORTGAGE-BACKED SECURITIES — 99.63%
Banc of America Commercial Mortgage Trust
Series 2006-4, Class A4
5.63%, 07/10/46	$745	$786,654
Banc of America Merrill Lynch Commercial Mortgage Inc.
Series 2006-3, Class A4
5.89%, 07/10/44[a]	774	822,291
Series 2006-5, Class A4
5.41%, 09/10/47	900	950,886
Series 2006-5, Class AM
5.45%, 09/10/47	250	264,141
Series 2007-2, Class A4
5.61%, 04/10/49[a]	700	760,343
Series 2007-3, Class A4
5.56%, 06/10/49[a]	550	596,061
Series 2007-5, Class A4
5.49%, 02/10/51	300	324,469
Series 2008-1, Class A4
6.24%, 02/10/51[a]	130	146,014
Series 2008-LS1, Class A4B
6.04%, 12/10/49[a]	467	509,314
Bear Stearns Commercial Mortgage Securities Inc.
Series 2005-PW10, Class AM
5.45%, 12/11/40[a]	240	249,628
Series 2006-PW13, Class A4
5.54%, 09/11/41	381	404,706
Series 2006-PW14, Class A4
5.20%, 12/11/38	500	535,735
Series 2006-T24, Class A4
5.54%, 10/12/41	861	919,945
Series 2007-PW15, Class A4
5.33%, 02/11/44	131	139,901
Series 2007-PW16, Class A4
5.71%, 06/11/40[a]	550	604,365
Series 2007-PW16, Class AM
5.71%, 06/11/40[a]	250	273,717
Series 2007-PW17, Class A4
5.69%, 06/11/50[a]	550	603,655

Security	Principal (000s)	Value

Series 2007-PW18, Class A4
5.70%, 06/11/50	$880	$968,365
Series 2007-PW18, Class AM
6.08%, 06/11/50[a]	400	446,519
Series 2007-T26, Class A4
5.47%, 01/12/45[a]	300	324,840
Series 2007-T28, Class AJ
5.96%, 09/11/42 (Call 10/07/17)[a]	140	152,053
CFCRE Commercial Mortgage Trust
Series 2011-C2, Class A2
3.06%, 12/15/47	145	149,523
Citigroup Commercial Mortgage Trust
Series 2007-C6, Class A4
5.71%, 12/10/49[a]	800	877,660
Series 2007-C6, Class ASB
5.71%, 12/10/49[a]	69	69,064
Series 2008-C7, Class A4
6.13%, 12/10/49[a]	200	221,729
Series 2012-GC8, Class A2
1.81%, 09/10/45	400	403,795
Series 2012-GC8, Class A4
3.02%, 09/10/45	300	301,830
Series 2013-GC11, Class AS
3.42%, 04/10/46	100	100,513
Series 2013-GC17, Class A4
4.13%, 11/10/46	400	429,302
Series 2014-GC19, Class A4
4.02%, 03/10/47	500	531,418
Series 2014-GC19, Class B
4.81%, 03/10/47[a]	250	266,350
Series 2014-GC21, Class A5
3.86%, 05/10/47	500	524,023
Series 2014-GC25, Class A4
3.64%, 10/10/47	800	821,770
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2005-CD1, Class AJ
5.23%, 07/15/44[a]	230	237,556
Series 2006-CD3, Class A5
5.62%, 10/15/48	625	658,611
Series 2007-CD, Class A4
5.32%, 12/11/49	650	695,484
Series 2007-CD5, Class A4
5.89%, 11/15/44[a]	695	764,788

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® CMBS ETF

October 31, 2014

Security	Principal (000s)	Value

COMM Mortgage Trust
Series 2006-C7, Class A4
5.76%, 06/10/46[a]	$490	$517,244
Series 2006-C8, Class A4
5.31%, 12/10/46	591	632,542
Series 2006-C8, Class AM
5.35%, 12/10/46	600	644,123
Series 2007-C9, Class A4
5.80%, 12/10/49[a]	650	716,340
Series 2012-CR1, Class A3
3.39%, 05/15/45	250	258,821
Series 2012-CR2, Class ASB
2.75%, 08/15/45	250	252,585
Series 2012-CR3, Class A3
2.82%, 10/15/45	150	148,611
Series 2012-CR4, Class A2
1.80%, 10/15/45	390	392,058
Series 2012-CR4, Class A3
2.85%, 10/15/45	200	197,989
Series 2012-LC4, Class AM
4.06%, 12/10/44	125	132,363
Series 2013-CR07, Class A4
3.21%, 03/10/46	500	506,875
Series 2013-CR09, Class A4
4.24%, 07/10/45[a]	600	653,989
Series 2013-CR10, Class A1
1.28%, 08/10/46	204	204,114
Series 2013-CR10, Class A2
2.97%, 08/10/46	150	155,316
Series 2013-CR11, Class AM
4.72%, 10/10/46[a]	250	274,961
Series 2013-CR11, Class B
5.16%, 10/10/46[a]	200	223,835
Series 2013-CR12, Class A4
4.05%, 10/10/46	300	320,262
Series 2013-CR13, Class A2
3.04%, 12/10/18	500	519,932
Series 2013-CR6, Class A4
3.10%, 03/10/46	500	502,078
Series 2013-CR6, Class ASB
2.62%, 03/10/46	500	499,304
Series 2013-LC6, Class AM
3.28%, 01/10/46	100	99,680

Security	Principal (000s)	Value

Series 2013-LC6, Class B
3.74%, 01/10/46	$130	$130,933
Series 2014-CR14, Class A4
4.24%, 02/10/47[a]	150	161,960
Series 2014-CR14, Class C
4.61%, 02/10/47[a]	200	207,181
Series 2014-CR15, Class A2
2.93%, 02/10/47	250	258,117
Series 2014-CR15, Class A4
4.07%, 02/10/47[a]	400	426,751
Series 2014-CR16, Class A4
4.05%, 04/10/47	500	532,384
Series 2014-CR17, Class A5
3.98%, 05/10/47	200	211,723
Series 2014-CR18, Class AM
4.10%, 07/15/47	300	314,858
Series 2014-LC15, Class A4
4.01%, 04/10/47	500	531,897
Series 2014-UBS2, Class A2
2.82%, 03/10/47	350	359,734
Series 2014-UBS3, Class A4
3.82%, 06/10/47	500	522,781
Series 2014-UBS3, Class C
4.79%, 06/10/47[a]	150	156,266
Series 2014-UBS4, Class A2
2.96%, 08/10/47	300	309,643
Series 2014-UBS4, Class B
4.35%, 08/10/47	250	255,837
Credit Suisse Commercial Mortgage Trust
Series 2006-C2, Class A3
5.67%, 03/15/39[a]	647	677,020
Series 2006-C3, Class A3
5.81%, 06/15/38[a]	611	645,429
Series 2006-C4, Class A3
5.47%, 09/15/39	345	366,524
Series 2006-C4, Class AM
5.51%, 09/15/39	300	320,444
Series 2006-C5, Class A3
5.31%, 12/15/39	374	396,564
Series 2007-C1, Class A3
5.38%, 02/15/40	614	656,636
Series 2007-C3, Class A4
5.70%, 06/15/39[a]	273	295,540

16	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CMBS ETF

October 31, 2014

Security	Principal (000s)	Value

Series 2007-C4, Class A4
5.90%, 09/15/39[a]	$504	$550,416
Series 2007-C5, Class AAB
5.62%, 09/15/40[a]	392	414,125
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-C6, Class AM
5.23%, 12/15/40[a]	375	388,628
DBUBS Mortgage Trust
Series 2011-LC3A, Class A2
3.64%, 08/10/44	150	155,499
Federal National Mortgage Association
Series 2011-M5, Class A2
2.94%, 07/25/21	750	769,215
Series 2011-M7, Class A2
2.58%, 09/25/18	400	411,108
Series 2012-M08, Class ASQ2
1.52%, 12/25/19	283	283,753
Series 2012-M13, Class ASQ2
1.25%, 08/25/17	946	948,295
Series 2012-M2, Class A2
2.72%, 02/25/22	500	504,340
Series 2013-M12, Class A
1.53%, 10/25/17	209	210,459
Series 2013-M13, Class A
1.60%, 05/25/18	454	456,117
Series 2013-M14, Class A2
3.33%, 10/25/23[a]	500	519,545
Series 2013-M14, Class APT
2.51%, 04/25/23[a]	474	469,450
Series 2013-M3, Class ASQ2
1.08%, 02/25/16	422	424,138
Series 2013-M6, Class 1AC
4.23%, 02/25/43[a]	200	207,266
Series 2013-M7, Class A2
2.28%, 12/27/22	250	241,695
Series 2013-M7, Class ASQ2
1.23%, 03/26/18	488	488,430
Series 2014-M3, Class A2
3.48%, 01/25/24[a]	250	262,570
Series 2014-M6, Class A2
2.68%, 05/25/21[a]	1,000	1,011,620

Security	Principal (000s)	Value

Series 2014-M9, Class A2
1.00%, 07/25/24[a]	$500	$508,055
FHLMC Multifamily Structured Pass Through Certificates
Series K003, Class A5
5.09%, 03/25/19	1,064	1,200,245
Series K006, Class A2
4.25%, 01/25/20	500	549,960
Series K007, Class A1
3.34%, 12/25/19	143	149,248
Series K007, Class A2
4.22%, 03/25/20	1,000	1,100,000
Series K008, Class A1
2.75%, 12/25/19	272	282,613
Series K009, Class A2
3.81%, 08/25/20	735	794,528
Series K010, Class A1
3.32%, 07/25/20	244	255,843
Series K011, Class A1
2.92%, 08/25/20	179	186,444
Series K013, Class A2
3.97%, 01/25/21 (Call 01/11/21)[a]	500	545,705
Series K014, Class A1
2.79%, 10/25/20	256	265,594
Series K015, Class A2
3.23%, 07/25/21	1,000	1,048,230
Series K016, Class A2
2.97%, 10/25/21	1,000	1,031,530
Series K019, Class A2
2.27%, 03/25/22	1,000	982,470
Series K020, Class A2
2.37%, 05/25/22	500	493,665
Series K021, Class A2
2.40%, 06/25/22	1,000	987,850
Series K022, Class A2
2.36%, 07/25/22	300	295,083
Series K023, Class A2
2.31%, 08/25/22	1,000	979,290
Series K026, Class A2
2.51%, 11/25/22	1,000	990,380
Series K029, Class A2
3.32%, 02/25/23	1,000	1,047,160
Series K030, Class A1
2.78%, 09/25/22	333	343,540

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® CMBS ETF

October 31, 2014

Security	Principal (000s)	Value

Series K030, Class A2
3.25%, 04/25/23[a]	$1,000	$1,041,820
Series K032, Class A2
3.31%, 05/25/23[a]	1,000	1,043,920
Series K034, Class A2
3.53%, 07/25/23[a]	200	212,066
Series K035, Class A2
3.46%, 08/25/23 (Call 08/11/23)[a]	500	524,965
Series K037, Class A2
3.49%, 01/25/24	550	579,953
Series K038, Class A1
2.60%, 10/25/23	984	1,004,474
Series K038, Class A2
3.39%, 03/25/24	1,000	1,044,950
Series K703, Class A2
2.70%, 05/25/18	1,000	1,036,980
Series K705, Class A2
2.30%, 09/25/18	900	918,999
Series K706, Class A2
2.32%, 10/25/18	200	204,250
Series K707, Class A2
2.22%, 12/25/18	315	320,267
Series K708, Class A2
2.13%, 01/25/19	175	177,198
Series K709, Class A2
2.09%, 03/25/19	840	850,349
Series K710, Class A2
1.88%, 05/25/19	1,010	1,010,525
Series K712, Class A2
1.87%, 11/25/19	1,000	992,830
Series K714, Class A2
1.00%, 10/25/20[a]	1,000	1,043,720
GE Capital Commercial Mortgage Corp.
Series 2005-C4, Class AM
5.31%, 11/10/45[a]	150	155,654
Series 2007-C1, Class A4
5.54%, 12/10/49	310	332,356
Greenwich Capital Commercial Funding Corp.
Series 2006-GG7, Class A4
5.82%, 07/10/38[a]	348	368,025
Series 2007-GG11, Class A4
5.74%, 12/10/49	800	877,737

Security	Principal (000s)	Value

Series 2007-GG9, Class A4
5.44%, 03/10/39	$950	$1,022,541
GS Mortgage Securities Corp. II
Series 2006-GG8, Class A4
5.56%, 11/10/39	340	363,079
Series 2012-GC6, Class AAB
3.31%, 01/10/45	150	156,087
Series 2012-GCJ9, Class AS
3.12%, 11/10/45	150	148,228
GS Mortgage Securities Trust
Series 2006-GG6, Class AM
5.55%, 04/10/38[a]	500	524,415
Series 2006-GG8, Class AM
5.59%, 11/10/39 (Call 10/06/16)	300	321,620
Series 2007-GG10, Class A4
5.80%, 08/10/45[a]	903	986,891
Series 2011-GC5, Class A2
3.00%, 08/10/44	245	252,267
Series 2011-GC5, Class A3
3.82%, 08/10/44	100	106,168
Series 2012-GCJ7, Class AS
4.09%, 05/10/45	100	105,995
Series 2013-GC12, Class A2
2.01%, 06/10/46	400	403,344
Series 2013-GC12, Class B
3.78%, 06/10/46[a]	115	115,200
Series 2013-GC14, Class A5
4.24%, 08/10/46	550	596,477
Series 2013-GC16, Class A4
4.27%, 11/10/46	500	542,475
Series 2013-GC16, Class AS
4.65%, 11/10/46	150	164,226
Series 2013-GC16, Class C
5.32%, 11/10/46[a]	100	109,342
Series 2014-GC18, Class A4
4.07%, 01/10/47	300	319,847
Series 2014-GC20, Class A5
4.00%, 04/10/47	400	424,280
Series 2014-GC22, Class AS
4.11%, 06/10/47	250	263,012
Series 2014-GC24, Class A5
3.93%, 09/10/47	500	525,746

18	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CMBS ETF

October 31, 2014

Security	Principal (000s)	Value

JPMBB Commercial Mortgage Securities Trust
Series 2013-C12, Class A1
1.08%, 07/15/45	$252	$251,602
Series 2013-C12, Class A2
2.42%, 07/15/45	400	408,195
Series 2013-C12, Class D
4.09%, 07/15/45[a]	50	46,198
Series 2013-C14, Class A2
3.02%, 08/15/46	250	259,694
Series 2013-C14, Class AS
4.41%, 08/15/46[a]	150	161,420
Series 2013-C15, Class A2
2.98%, 11/15/45	400	414,843
Series 2013-C15, Class B
4.93%, 11/15/45	200	219,254
Series 2014-C18, Class A1
1.25%, 02/15/47	270	269,098
Series 2014-C18, Class A5
4.08%, 02/15/47 (Call 02/11/24)	400	426,343
Series 2014-C18, Class AS
4.44%, 02/15/47 (Call 02/11/24)[a]	200	214,604
Series 2014-C18, Class B
4.81%, 02/15/47 (Call 02/11/24)[a]	200	217,262
Series 2014-C19, Class A2
3.05%, 04/15/47	300	311,199
Series 2014-C19, Class ASB
3.58%, 04/15/47	330	344,072
Series 2014-C19, Class C
4.68%, 04/15/47[a]	200	204,821
Series 2014-C21, Class ASB
3.43%, 08/15/47	200	206,801
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2005-LDP4, Class AM
5.00%, 10/15/42[a]	210	215,726
Series 2006-CB14, Class A4
5.48%, 12/12/44[a]	520	536,461
Series 2006-CB16, Class AM
5.59%, 05/12/45	150	159,874
Series 2013-LC11, Class A5
2.96%, 04/15/46	500	495,015
Series 2014-C20, Class A5
3.80%, 07/15/47	500	521,934

Security	Principal (000s)	Value

Series 2006-CB17, Class A4
5.43%, 12/12/43	$400	$424,594
Series 2006-LDP6, Class A4
5.48%, 04/15/43[a]	720	749,184
Series 2006-LDP7, Class A4
5.86%, 04/15/45[a]	800	841,949
Series 2006-LDP8, Class A4
5.40%, 05/15/45	583	617,415
Series 2006-LDP9, Class A3
5.34%, 05/15/47	296	316,367
Series 2007-CB18, Class A4
5.44%, 06/12/47	435	468,105
Series 2007-CB19, Class A4
5.70%, 02/12/49[a]	400	435,297
Series 2007-LD11, Class A4
5.79%, 06/15/49[a]	305	329,028
Series 2007-LDPX, Class A3
5.42%, 01/15/49	808	871,868
Series 2011-C5, Class A3
4.17%, 08/15/46	500	542,305
Series 2012-C6, Class A3
3.51%, 05/15/45	300	311,636
Series 2012-C8, Class A3
2.83%, 10/15/45	250	247,762
Series 2012-LC9, Class A3
2.48%, 12/15/47	200	200,423
Series 2012-LC9, Class A5
2.84%, 12/15/47	500	494,760
Series 2013-C10, Class A5
3.14%, 12/15/47	600	605,574
Series 2013-C10, Class AS
3.37%, 12/15/47	100	100,172
Series 2013-C10, Class ASB
2.70%, 12/15/47	100	100,581
Series 2013-C10, Class B
3.67%, 12/15/47[a]	100	99,714
Series 2013-C10, Class C
4.16%, 12/15/47[a]	200	202,732
Series 2013-C13, Class A4
3.99%, 01/15/46[a]	250	266,330
Series 2013-LC11, Class C
3.96%, 04/15/46[a]	100	98,819

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® CMBS ETF

October 31, 2014

Security	Principal (000s)	Value

LB Commercial Conduit Mortgage Trust
Series 2007-C3, Class A4
5.90%, 07/15/44[a]	$150	$164,226
LB-UBS Commercial Mortgage Trust
Series 2006-C4, Class A4
5.83%, 06/15/38[a]	771	817,250
Series 2006-C6, Class A4
5.37%, 09/15/39	700	745,595
Series 2006-C7, Class A3
5.35%, 11/15/38	400	428,477
Series 2006-C7, Class AM
5.38%, 11/15/38	250	267,053
Series 2007-C1, Class A4
5.42%, 02/15/40	985	1,061,148
Series 2007-C2, Class A3
5.43%, 02/15/40	368	398,421
Series 2007-C6, Class AM
6.11%, 07/15/40[a]	320	349,260
Series 2007-C7, Class A3
5.87%, 09/15/45[a]	263	291,597
Merrill Lynch Mortgage Trust
Series 2005-CKI1, Class AJ
5.29%, 11/12/37[a]	275	281,828
Series 2008-C1, Class A4
5.69%, 02/12/51	119	130,931
Series 2008-C1, Class AM
6.28%, 02/12/51[a]	290	328,690
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2006-4, Class A3
5.17%, 12/12/49	750	795,710
Series 2006-4, Class AM
5.20%, 12/12/49	190	203,818
Series 2007-7, Class A4
5.74%, 06/12/50[a]	700	762,434
Series 2007-9, Class AM
5.86%, 09/12/49[a]	250	276,336
ML-CFC Commercial Mortgage Trust
Series 2006-3, Class A4
5.41%, 07/12/46[a]	859	912,113

Morgan Stanley Capital I Inc.
Series 2005-HQ6, Class AJ
5.07%, 08/13/42[a]	275	280,855

Security	Principal (000s)	Value
Series 2006-HQ09, Class A4
5.73%, 07/12/44[a]	$544	$574,560
Series 2006-HQ09, Class AJ
5.79%, 07/12/44[a]	300	317,490
Series 2006-HQ10, Class A4
5.33%, 11/12/41	587	624,564
Series 2006-IQ11, Class A4
5.66%, 10/15/42[a]	275	284,886
Series 2006-IQ11, Class AJ
5.66%, 10/15/42[a]	200	209,212
Series 2006-T23, Class A4
5.81%, 08/12/41[a]	325	344,953
Series 2007-IQ14, Class A2
5.61%, 04/15/49	103	103,580
Series 2007-IQ14, Class A4
5.69%, 04/15/49[a]	300	326,300
Series 2007-IQ15, Class A4
5.91%, 06/11/49[a]	728	801,524
Series 2007-IQ16 Class A4
5.81%, 12/12/49	597	654,537
Series 2007-T25, Class A3
5.51%, 11/12/49[a]	236	254,290
Series 2007-T25, Class AM
5.54%, 11/12/49[a]	400	430,248
Series 2007-T27, Class A4
5.65%, 06/11/42[a]	550	604,170
Series 2011-C3, Class A3
4.05%, 07/15/49	250	265,836
Morgan Stanley/Bank of America Merrill Lynch Trust
Series 2012-C5, Class A1
0.92%, 08/15/45	314	313,292
Series 2012-C6, Class A4
2.86%, 11/15/45	300	297,521
Series 2013-C07, Class A1
0.74%, 02/15/46	175	173,772
Series 2013-C07, Class AAB
2.47%, 02/15/46	150	148,492

Series 2013-C07, Class AS
3.21%, 02/15/46 (Call 01/11/23)	121	119,925
Series 2013-C07, Class B
3.77%, 02/15/46 (Call 01/11/23)	200	199,919
Series 2013-C08, Class A2
1.69%, 12/15/48	200	199,866

20	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CMBS ETF

October 31, 2014

Security	Principal (000s)	Value
Series 2013-C09, Class A1
0.83%, 05/15/46	$155	$153,445
Series 2013-C09, Class AAB
2.66%, 05/15/46	300	299,686
Series 2013-C10, Class A4
4.08%, 07/15/46[a]	250	268,604
Series 2013-C11, Class A4
4.22%, 08/15/46[a]	500	540,188
Series 2013-C12, Class A1
1.31%, 10/15/46	84	84,445
Series 2013-C9, Class A4
3.10%, 05/15/46	500	500,547
Series 2014-C14, Class A3
3.67%, 02/15/47	250	262,629
Series 2014-C14, Class AS
4.38%, 02/15/47[a]	200	214,572
Series 2014-C14, Class B
4.64%, 02/15/47[a]	200	214,815
Series 2014-C15, Class ASB
3.65%, 04/15/47	250	262,063
UBS-Barclays Commercial Mortgage Trust
Series 2012-C1, Class A3
3.40%, 05/10/45	250	257,320
Series 2012-C1, Class B
4.82%, 05/10/45	150	161,890
Series 2012-C3, Class A4
3.09%, 08/10/49	650	652,120
Series 2012-C4, Class A5
2.85%, 12/10/45	250	246,094
Series 2013-C5, Class A4
3.18%, 03/10/46	400	402,076
Series 2013-C6, Class A4
3.24%, 04/10/46	677	682,231
UBS-Citigroup Commercial Mortgage Trust
Series 2011-C1, Class A3
3.60%, 01/10/45	365	381,726

Wachovia Bank Commercial Mortgage Trust
Series 2005-C22, Class AM
5.32%, 12/15/44[a]	500	519,016
Series 2006-C23, Class AM
5.47%, 01/15/45[a]	400	418,477

Security	Principal (000s)	Value
Series 2006-C25, Class A5
5.71%, 05/15/43[a]	$425	$450,788
Series 2006-C27, Class AM
5.80%, 07/15/45[a]	400	426,986
Series 2006-C28, Class A4
5.57%, 10/15/48	695	741,957
Series 2006-C28, Class AM
5.60%, 10/15/48[a]	180	193,594
Series 2006-C29, Class A4
5.31%, 11/15/48	586	624,941
Series 2006-C29, Class AM
5.34%, 11/15/48 (Call 12/11/16)	700	748,954
Series 2007-C30, Class A5
5.34%, 12/15/43	725	781,123
Series 2007-C31, Class A4
5.51%, 04/15/47	500	529,978
Series 2007-C32, Class A3
5.72%, 06/15/49[a]	350	380,363
Series 2007-C33, Class A4
5.94%, 02/15/51[a]	699	753,034
Series 2007-C34, Class A3
5.68%, 05/15/46	589	642,120
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5, Class A2
1.84%, 10/15/45	700	705,884
Series 2012-LC5, Class A3
2.92%, 10/15/45	260	259,198
Series 2012-LC5, Class AS
3.54%, 10/15/45	200	204,137
Series 2013-LC12, Class A4
4.22%, 07/15/46[a]	650	702,330
Series 2013-LC12, Class ASB
3.93%, 07/15/46[a]	300	319,792
Series 2013-LC12, Class C
4.30%, 07/15/46[a]	100	102,087

Series 2014-LC16, Class A2
2.82%, 08/15/50	250	256,541
WF-RBS Commercial Mortgage Trust
Series 2011-C5, Class A4
3.67%, 11/15/44	250	263,447
Series 2012-C08, Class A3
3.00%, 08/15/45	360	362,212
Series 2012-C09, Class A3
2.87%, 11/15/45	200	198,505

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® CMBS ETF

October 31, 2014

Security	Principal or Shares (000s)	Value
Series 2012-C09, Class C
4.54%, 11/15/45[a]	$150	$155,065
Series 2012-C10, Class A1
0.73%, 12/15/45	84	83,194
Series 2012-C10, Class A3
2.88%, 12/15/45	200	197,532
Series 2012-C6, Class AS
3.84%, 04/15/45	145	151,326
Series 2013-C14, Class A5
3.34%, 06/15/46	260	264,456
Series 2013-C17, Class A1
1.15%, 12/15/46	426	425,102
Series 2013-C18, Class A3
3.65%, 12/15/46	300	314,264
Series 2014-C20 Class A5
4.00%, 05/15/47	200	211,897
Series 2014-C22, Class A3
3.53%, 09/15/57	150	155,345
Series 2014-LC14, Class ASB
3.52%, 03/15/47	150	155,919

		125,612,367

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost: $124,625,549)		125,612,367

SHORT-TERM INVESTMENTS — 1.06%

MONEY MARKET FUNDS — 1.06%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	1,337	1,337,300

		1,337,300

TOTAL SHORT-TERM INVESTMENTS (Cost: $1,337,300)		1,337,300

TOTAL INVESTMENTS IN SECURITIES — 100.69% (Cost: $125,962,849)		126,949,667
Other Assets, Less Liabilities — (0.69)%		(864,213)

NET ASSETS — 100.00%		$126,085,454

[a]	Variable rate security. Rate shown is as of report date.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

22	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CORE GNMA BOND ETF

October 31, 2014

Security	Principal (000s)	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS — 99.12%

MORTGAGE-BACKED SECURITIES — 99.12%
Government National Mortgage Association
2.50%, 01/15/28	$21	$21,879
2.50%, 02/20/28	42	42,904
2.50%, 04/20/43	60	58,841
3.00%, 07/15/27	40	41,883
3.00%, 09/15/27	39	41,026
3.00%, 12/20/27	158	166,126
3.00%, 09/15/42	20	20,126
3.00%, 10/15/42	160	163,286
3.00%, 09/20/43	3,550	3,621,460
3.00%, 08/20/44	2,202	2,246,571
3.00%, 11/01/44[a]	1,150	1,171,282
3.50%, 02/15/26	27	28,525
3.50%, 11/15/26	18	18,960
3.50%, 02/20/27	49	52,689
3.50%, 11/20/33	50	52,273
3.50%, 09/15/41	29	29,856
3.50%, 11/15/41	519	543,250
3.50%, 01/15/42	46	47,611
3.50%, 08/20/42	1,328	1,392,136
3.50%, 09/15/42	95	99,755
3.50%, 10/15/42	33	33,999
3.50%, 10/20/42	772	808,923
3.50%, 11/15/42	200	209,188
3.50%, 03/15/43	116	121,909
3.50%, 05/15/43	137	144,028
3.50%, 06/15/43	115	120,758
3.50%, 12/20/43	1,980	2,074,123
3.50%, 06/20/44	1,220	1,277,743
3.50%, 08/20/44	1,000	1,047,460
3.50%, 09/20/44	1,011	1,058,565
3.50%, 10/20/44	1,434	1,502,056
4.00%, 03/20/26	19	20,077
4.00%, 07/20/26	15	16,486
4.00%, 02/15/41	37	39,730
4.00%, 03/15/41	40	42,726
4.00%, 04/15/41	174	187,854
4.00%, 05/15/41	31	33,925
4.00%, 12/15/41	55	58,727
4.00%, 01/15/42	35	37,566
4.00%, 02/15/42	118	127,777
4.00%, 03/15/42	216	232,245
4.00%, 05/15/42	46	49,541

Security	Principal or Shares (000s)	Value

4.00%, 08/15/42	$62	$66,929
4.00%, 09/20/42	1,056	1,130,539
4.00%, 04/15/44	430	460,335
4.00%, 04/20/44	2,000	2,141,776
4.00%, 05/15/44	500	535,273
4.00%, 07/20/44	3,000	3,212,664
4.00%, 08/20/44	170	182,063
4.00%, 11/01/44[a]	310	331,313
4.50%, 04/15/24	36	38,383
4.50%, 07/20/24	18	18,575
4.50%, 08/15/39	817	892,361
4.50%, 07/15/40	301	328,957
4.50%, 08/15/40	365	399,390
4.50%, 11/01/44[a]	4,737	5,168,521
5.00%, 07/15/39	156	172,694
5.00%, 07/20/42	776	863,391
5.00%, 11/01/44[a]	2,247	2,476,998
5.50%, 10/15/38	121	135,014
5.50%, 07/20/40	1,229	1,382,347
5.50%, 11/01/44[a]	430	478,778
6.00%, 09/20/38	134	150,898
6.00%, 11/01/44[a]	200	225,531

		39,898,575

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost: $39,529,062)		39,898,575

SHORT-TERM INVESTMENTS — 25.25%

MONEY MARKET FUNDS — 25.25%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	10,167	10,166,665

		10,166,665

TOTAL SHORT-TERM INVESTMENTS
(Cost: $10,166,665)		10,166,665

TOTAL INVESTMENTS IN SECURITIES — 124.37%
(Cost: $49,695,727)		50,065,240
Other Assets, Less Liabilities — (24.37)%		(9,810,965)

NET ASSETS — 100.00%		$40,254,275

[a]	To-be-announced (TBA). See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments

iSHARES® CORE U.S. TREASURY BOND ETF

October 31, 2014

Security	Principal (000s)	Value

U.S. GOVERNMENT OBLIGATIONS — 99.20%
U.S. Treasury Bonds
2.75%, 08/15/42	$1,160	$1,092,603
2.75%, 11/15/42[a]	390	367,206
3.00%, 05/15/42[a]	308	305,418
3.13%, 11/15/41	4,001	4,076,419
3.13%, 02/15/42	864	878,695
3.13%, 02/15/43	2,864	2,899,010
3.38%, 05/15/44	717	760,690
3.63%, 08/15/43	961	1,066,884
3.63%, 02/15/44[a]	1,756	1,949,260
3.75%, 11/15/43	1,854	2,103,855
4.38%, 02/15/38[a]	136	169,517
4.38%, 05/15/41	5,066	6,371,587
4.50%, 02/15/36[a]	389	493,642
4.50%, 05/15/38[a]	2,312	2,930,322
5.25%, 02/15/29[a]	638	836,074
6.25%, 05/15/30	739	1,075,346
6.63%, 02/15/27	480	689,011
6.75%, 08/15/26[a]	1,143	1,643,321
7.13%, 02/15/23[a]	5,428	7,479,270
U.S. Treasury Notes
0.25%, 09/30/15[a]	2,771	2,774,052
0.25%, 11/30/15[a]	1,349	1,350,160
0.25%, 04/15/16[a]	2,292	2,290,764
0.38%, 08/31/15	3,880	3,888,342
0.50%, 07/31/17[a]	384	380,233
0.63%, 02/15/17	1,261	1,260,445
0.63%, 08/31/17[a]	4,342	4,308,263
0.75%, 12/31/17	1,915	1,896,903
0.88%, 11/30/16[a]	13,680	13,771,520
0.88%, 07/31/19[a]	4,850	4,693,006
1.00%, 10/31/16	4,377	4,419,470
1.00%, 06/30/19[a]	868	845,927
1.00%, 08/31/19[a]	2,189	2,126,810
1.00%, 11/30/19	1,615	1,562,432
1.13%, 03/31/20	677	655,451
1.13%, 04/30/20	857	828,273
1.25%, 11/30/18	23,473	23,335,448
1.25%, 01/31/19	632	626,603
1.25%, 10/31/19[a]	1,441	1,414,831
1.25%, 02/29/20[a]	4,483	4,375,326
1.38%, 05/31/20[a]	1,258	1,230,072
1.50%, 06/30/16[a]	2,120	2,158,711

Security	Principal or Shares (000s)	Value

1.50%, 07/31/16[a]	$3,241	$3,301,773
1.50%, 08/31/18[a]	1,932	1,945,601
1.50%, 01/31/19	535	535,915
1.50%, 02/28/19[a]	2,681	2,683,427
1.63%, 11/15/22[a]	1,740	1,669,513
1.75%, 05/31/16[a]	1,265	1,292,501
1.75%, 10/31/18[a]	1,940	1,968,518
1.88%, 09/30/17	3,282	3,370,023
1.88%, 06/30/20	2,864	2,875,227
2.00%, 09/30/20	1,246	1,254,647
2.00%, 11/30/20	3,906	3,924,994
2.00%, 02/28/21[a]	1,553	1,556,842
2.00%, 05/31/21	1,273	1,272,669
2.00%, 08/31/21	1,818	1,814,309
2.00%, 11/15/21	572	570,639
2.00%, 02/15/23	1,456	1,434,080
2.13%, 08/31/20[a]	309	313,595
2.13%, 01/31/21	638	644,635
2.13%, 08/15/21	2,380	2,395,875
2.25%, 04/30/21[a]	3,164	3,214,606
2.38%, 07/31/17[a]	974	1,014,334
2.38%, 12/31/20	1,061	1,088,777
2.50%, 06/30/17[a]	5,611	5,859,213
2.50%, 08/15/23	4,875	4,973,763
2.50%, 05/15/24[a]	4,275	4,341,947
2.75%, 11/30/16	1,465	1,531,408
2.75%, 02/15/24[a]	1,498	1,555,610
3.13%, 04/30/17[a]	3,895	4,124,338
3.13%, 05/15/21[a]	4,655	4,981,827
3.25%, 03/31/17[a]	19,016	20,167,040
4.50%, 02/15/16	18,346	19,345,490
4.63%, 02/15/17[a]	1,937	2,111,654
5.13%, 05/15/16[a]	5,352	5,743,659
8.75%, 08/15/20	2,470	3,415,713

		235,675,334

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost: $233,892,910)		235,675,334

SHORT-TERM INVESTMENTS — 31.77%

MONEY MARKET FUNDS — 31.77%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[b,c,d]	68,047	68,047,337

24	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE U.S. TREASURY BOND ETF

October 31, 2014

Security	Shares (000s)	Value
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[b,c,d]	6,525	$6,524,774
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	919	918,550

		75,490,661

TOTAL SHORT-TERM INVESTMENTS
(Cost: $75,490,661)		75,490,661

TOTAL INVESTMENTS IN SECURITIES — 130.97%
(Cost: $309,383,571)		311,165,995
Other Assets, Less Liabilities — (30.97)%		(73,585,411)

NET ASSETS — 100.00%		$237,580,584

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments

iSHARES® TREASURY FLOATING RATE BOND ETF

October 31, 2014

Security	Principal or Shares (000s)	Value

U.S. GOVERNMENT OBLIGATIONS — 99.91%
U.S. Treasury Notes
0.07%, 01/31/16[a]	$1,705	$1,704,983
0.07%, 10/31/16[a]	5	5,000
0.09%, 04/30/16[a]	2,420	2,420,702
0.09%, 07/31/16[a]	875	875,306

		5,005,991

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost: $5,006,777)		5,005,991

SHORT-TERM INVESTMENTS — 0.09%

MONEY MARKET FUNDS — 0.09%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	4	4,404

		4,404

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,404)		4,404

TOTAL INVESTMENTS IN SECURITIES — 100.00%
(Cost: $5,011,181)		5,010,395
Other Assets, Less Liabilities — 0.00%		21

NET ASSETS — 100.00%		$5,010,416

[a]	Variable rate security. Rate shown is as of report date.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

26	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

October 31, 2014

	iShares CMBS ETF	iShares Core GNMA Bond ETF	iShares Core U.S. Treasury Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$124,625,549	$39,529,062	$233,892,910
Affiliated (Note 2)	1,337,300	10,166,665	75,490,661

Total cost of investments	$125,962,849	$49,695,727	$309,383,571

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$125,612,367	$39,898,575	$235,675,334
Affiliated (Note 2)	1,337,300	10,166,665	75,490,661

Total fair value of investments	126,949,667	50,065,240	311,165,995
Cash	14,733	—	5,516
Receivables:
Investment securities sold	1,990,085	—	—
Interest	408,822	110,043	1,509,089
Capital shares sold	—	—	39,721

Total Assets	129,363,307	50,175,283	312,720,321

LIABILITIES
Payables:
Investment securities purchased	3,251,373	9,916,479	538,494
Collateral for securities on loan (Note 1)	—	—	74,572,111
Investment advisory fees (Note 2)	26,480	4,529	29,132

Total Liabilities	3,277,853	9,921,008	75,139,737

NET ASSETS	$126,085,454	$40,254,275	$237,580,584

Net assets consist of:
Paid-in capital	$124,924,093	$39,770,943	$236,128,755
Undistributed net investment income	188,382	—	248,381
Undistributed net realized gain (accumulated net realized loss)	(13,839)	113,819	(578,976)
Net unrealized appreciation	986,818	369,513	1,782,424

NET ASSETS	$126,085,454	$40,254,275	$237,580,584

Shares outstanding[b]	2,450,000	800,000	9,500,000

Net asset value per share	$51.46	$50.32	$25.01

[a]	Securities on loan with values of $ —, $ — and $72,422,943, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	27

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

October 31, 2014

iShares Treasury Floating Rate Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$5,006,777
Affiliated (Note 2)	4,404

Total cost of investments	$5,011,181

Investments in securities, at fair value (Note 1):
Unaffiliated	$5,005,991
Affiliated (Note 2)	4,404

Total fair value of investments	5,010,395
Receivables:
Interest	21

Total Assets	5,010,416

NET ASSETS	$5,010,416

Net assets consist of:
Paid-in capital	$5,010,890
Undistributed net investment income	294
Undistributed net realized gain	18
Net unrealized depreciation	(786)

NET ASSETS	$5,010,416

Shares outstanding[a]	100,000

Net asset value per share	$50.10

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

28	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended October 31, 2014

	iShares CMBS ETF	iShares Core GNMA Bond ETF	iShares Core U.S. Treasury Bond ETF

NET INVESTMENT INCOME
Interest — unaffiliated	$2,259,022	$353,128	$1,923,133
Interest — affiliated (Note 2)	143	1,438	125
Securities lending income — affiliated (Note 2)	—	—	65,993

Total investment income	2,259,165	354,566	1,989,251

EXPENSES
Investment advisory fees (Note 2)	237,649	71,543	220,172

Total expenses	237,649	71,543	220,172
Less investment advisory fees waived (Note 2)	—	(21,320)	—

Net expenses	237,649	50,223	220,172

Net investment income	2,021,516	304,343	1,769,079

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(2,363)	466,084	(281,039)
In-kind redemptions — unaffiliated	—	—	166,656

Net realized gain (loss)	(2,363)	466,084	(114,383)

Net change in unrealized appreciation/depreciation	460,838	579,164	3,034,684

Net realized and unrealized gain	458,475	1,045,248	2,920,301

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,479,991	$1,349,591	$4,689,380

See notes to financial statements.

FINANCIAL STATEMENTS	29

Statements of Operations (Continued)

iSHARES® TRUST

Year ended October 31, 2014

iShares Treasury Floating Rate Bond ETF[a]

NET INVESTMENT INCOME
Interest — unaffiliated	$4,159

Total investment income	4,159

EXPENSES
Investment advisory fees (Note 2)	6,876

Total expenses	6,876
Less investment advisory fees waived (Note 2)	(6,876)

Net expenses	—

Net investment income	4,159

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	18
In-kind redemptions — unaffiliated	3,754

Net realized gain	3,772

Net change in unrealized appreciation/depreciation	(786)

Net realized and unrealized gain	2,986

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,145

[a]	For the period from February 3, 2014 (commencement of operations) to October 31, 2014.

See notes to financial statements.

30	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares CMBS ETF		iShares Core GNMA Bond ETF
	Year ended October 31, 2014	Year ended October 31, 2013	Year ended October 31, 2014	Year ended October 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,021,516	$1,309,048	$304,343	$148,932
Net realized gain (loss)	(2,363)	(11,476)	466,084	(338,263)
Net change in unrealized appreciation/depreciation	460,838	(799,285)	579,164	(175,689)

Net increase (decrease) in net assets resulting from operations	2,479,991	498,287	1,349,591	(365,020)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,873,511)	(1,326,473)	(309,319)	(151,801)
From net realized gain	—	—	—	(69,546)
Return of capital	—	—	—	(59,269)

Total distributions to shareholders	(1,873,511)	(1,326,473)	(309,319)	(280,616)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	48,891,709	30,807,552	14,759,632	24,697,110
Cost of shares redeemed	(5,137,174)	(2,591,709)	(4,891,710)	(4,762,531)

Net increase in net assets from capital share transactions	43,754,535	28,215,843	9,867,922	19,934,579

INCREASE IN NET ASSETS	44,361,015	27,387,657	10,908,194	19,288,943

NET ASSETS
Beginning of year	81,724,439	54,336,782	29,346,081	10,057,138

End of year	$126,085,454	$81,724,439	$40,254,275	$29,346,081

Undistributed net investment income included in net assets at end of year	$188,382	$40,377	$—	$—

SHARES ISSUED AND REDEEMED
Shares sold	950,000	600,000	300,000	500,000
Shares redeemed	(100,000)	(50,000)	(100,000)	(100,000)

Net increase in shares outstanding	850,000	550,000	200,000	400,000

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Core U.S. Treasury Bond ETF		iShares Treasury Floating Rate Bond ETF
	Year ended October 31, 2014	Year ended October 31, 2013	Period from February 3, 2014[a] to October 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,769,079	$903,837	$4,159
Net realized gain (loss)	(114,383)	1,701,611	3,772
Net change in unrealized appreciation/depreciation	3,034,684	(3,035,679)	(786)

Net increase (decrease) in net assets resulting from operations	4,689,380	(430,231)	7,145

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,601,916)	(1,126,098)	(3,865)

Total distributions to shareholders	(1,601,916)	(1,126,098)	(3,865)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	143,444,423	71,943,269	15,029,131
Cost of shares redeemed	(7,474,726)	(204,309,303)	(10,021,995)

Net increase (decrease) in net assets from capital share transactions	135,969,697	(132,366,034)	5,007,136

INCREASE (DECREASE) IN NET ASSETS	139,057,161	(133,922,363)	5,010,416

NET ASSETS
Beginning of year	98,523,423	232,445,786	—

End of year	$237,580,584	$98,523,423	$5,010,416

Undistributed net investment income included in net assets at end of year	$248,381	$81,218	$294

SHARES ISSUED AND REDEEMED
Shares sold	5,800,000	2,900,000	300,000
Shares redeemed	(300,000)	(8,100,000)	(200,000)

Net increase (decrease) in shares outstanding	5,500,000	(5,200,000)	100,000

[a]	Commencement of operations.

See notes to financial statements.

32	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares CMBS ETF
	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Period from Feb. 14, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$51.08	$51.75	$49.81

Income from investment operations:
Net investment income[b]	1.09	1.04	0.90
Net realized and unrealized gain (loss)[c]	0.32	(0.64)	1.94

Total from investment operations	1.41	0.40	2.84

Less distributions from:
Net investment income	(1.03)	(1.07)	(0.90)

Total distributions	(1.03)	(1.07)	(0.90)

Net asset value, end of period	$51.46	$51.08	$51.75

Total return	2.80%	0.78%	5.77%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$126,085	$81,724	$54,337
Ratio of expenses to average net assets[e]	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[e]	2.13%	2.03%	2.51%
Portfolio turnover rate[f]	45%	27%	8%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	33

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Core GNMA Bond ETF
	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Period from Feb. 14, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$48.91	$50.29	$50.03

Income from investment operations:
Net investment income[b]	0.43	0.31	0.02
Net realized and unrealized gain (loss)[c]	1.44	(1.03)	0.58

Total from investment operations	1.87	(0.72)	0.60

Less distributions from:
Net investment income	(0.46)	(0.36)	–
Net realized gain	–	(0.16)	(0.34)
Return of capital	–	(0.14)	–

Total distributions	(0.46)	(0.66)	(0.34)

Net asset value, end of period	$50.32	$48.91	$50.29

Total return	3.84%	(1.44)%	1.21%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$40,254	$29,346	$10,057
Ratio of expenses to average net assets[e]	0.15%	0.17%	0.25%
Ratio of expenses to average net assets prior to waived fees[e]	0.21%	0.25%	n/a %
Ratio of net investment income to average net assets[e]	0.88%	0.64%	0.06%
Portfolio turnover rate[f,g]	1,242%	1,335%	1,253%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[g]	Portfolio turnover rates include to-be-announced (TBA) transactions. See Note 1.

See notes to financial statements.

34	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Core U.S. Treasury Bond ETF

	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Period from Feb. 14, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$24.63	$25.27	$24.91

Income from investment operations:
Net investment income[b]	0.30	0.21	0.18
Net realized and unrealized gain (loss)[c]	0.36	(0.61)	0.31

Total from investment operations	0.66	(0.40)	0.49

Less distributions from:
Net investment income	(0.28)	(0.24)	(0.13)

Total distributions	(0.28)	(0.24)	(0.13)

Net asset value, end of period	$25.01	$24.63	$25.27

Total return	2.69%	(1.57)%	1.99%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$237,581	$98,523	$232,446
Ratio of expenses to average net assets[e]	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets[e]	1.21%	0.84%	1.00%
Portfolio turnover rate[f]	38%	37%	10%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	35

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Treasury Floating Rate Bond ETF

Period from Feb. 3, 2014[a] to Oct. 31, 2014
Net asset value, beginning of period	$50.09

Income from investment operations:
Net investment income[b]	0.03
Net realized and unrealized gain[c]	0.01

Total from investment operations	0.04

Less distributions from:
Net investment income	(0.03)

Total distributions	(0.03)

Net asset value, end of period	$50.10

Total return	0.08%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$5,010
Ratio of expenses to average net assets[e]	0.00%
Ratio of expenses to average net assets prior to waived fees[e]	0.15%
Ratio of net investment income to average net assets[e]	0.09%
Portfolio turnover rate[f]	57%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

36	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Former Name	Diversification Classification
CMBS	N/A	Non-diversified
Core GNMA Bond	iShares GNMA Bond ETF	Non-diversified
Core U.S. Treasury Bond	iShares U.S. Treasury Bond ETF	Non-diversified
Treasury Floating Rate Bond[a]	N/A	Non-diversified

[a]	The Fund commenced operations on February 3, 2014.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946).

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Fixed income investments are valued at the last available bid price received from independent pricing services. In determining the value of a fixed income investment, pricing services may use certain information with respect to

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements (Continued)

iSHARES® TRUST

transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

38	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of October 31, 2014. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
CMBS
Assets:
Collateralized Mortgage Obligations	$—	$125,612,367	$—	$125,612,367
Money Market Funds	1,337,300	—	—	1,337,300

	$1,337,300	$125,612,367	$—	$126,949,667

Core GNMA Bond
Assets:
U.S. Government Agency Obligations	$—	$39,898,575	$—	$39,898,575
Money Market Funds	10,166,665	—	—	10,166,665

	$10,166,665	$39,898,575	$—	$50,065,240

Core U.S. Treasury Bond
Assets:
U.S. Government Obligations	$—	$235,675,334	$—	$235,675,334
Money Market Funds	75,490,661	—	—	75,490,661

	$75,490,661	$235,675,334	$—	$311,165,995

Treasury Floating Rate Bond
Assets:
U.S. Government Obligations	$—	$5,005,991	$—	$5,005,991
Money Market Funds	4,404	—	—	4,404

	$4,404	$5,005,991	$—	$5,010,395

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis.

WHEN-ISSUED/TBA TRANSACTIONS

The iShares Core GNMA Bond ETF may purchase mortgage pass-through securities on a when-issued or to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund realizes a gain or loss. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there are adverse market actions, expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements (Continued)

iSHARES® TRUST

To mitigate counterparty risk, the Fund has entered into a two-way collateral agreement for TBA transactions with certain counterparties. Under such agreement, the “in-the-money” party of a TBA transaction may at any time require the other party to pledge collateral assets (in the form of cash or securities) to offset any loss the in-the-money party would incur upon cancellation of the TBA transaction. A party is in-the-money if they are the buyer and the market value of the TBA transaction increases or if they are the seller and the market value of the TBA transaction decreases. Such collateral, if any, is presented on the statement of assets and liabilities both as an asset (Investments in securities — affiliated) and a liability (Due to broker for TBA collateral).

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of October 31, 2014, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of October 31, 2014 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

40	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table is a summary of each Fund’s securities lending agreements which are subject to offset under an MSLA as of October 31, 2014:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Core U.S. Treasury Bond	$72,422,943	$72,422,943	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
CMBS	0.25%
Core U.S. Treasury Bond	0.15
Treasury Floating Rate Bond	0.15

Effective June 12, 2014, for its investment advisory services to the iShares Core GNMA Bond ETF, BFA is entitled to an annual investment advisory fee of 0.15% based on the average daily net assets of the Fund. Prior to June 12, 2014, for its investment advisory services to the Fund, BFA was entitled to an annual investment advisory fee of 0.25% based on the average daily net assets of the Fund.

BFA has contractually agreed to waive a portion of its investment advisory fees for the iShares Core GNMA Bond ETF through February 29, 2016 in an amount equal to the Fund’s pro rata share of the fees and expenses attributable to the Fund’s investment in other registered investment companies. In addition, BFA contractually agreed to waive a portion of its investment advisory fees for the Fund through December 31, 2013 in order to limit total annual operating expenses to 0.20% of average daily net assets. In association with these agreements, for the year ended October 31, 2014, BFA waived its investment advisory fees for the Fund in the amount of $13,861.

For the year ended October 31, 2014, BFA has voluntarily waived a portion of its investment advisory fees for the iShares Core GNMA Bond ETF in the amount of $7,459.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements (Continued)

iSHARES® TRUST

BFA has contractually agreed to waive a portion of its investment advisory fees for the iShares Treasury Floating Rate Bond ETF through February 29, 2016 in an amount equal to 0.15% of the average daily net assets of the Fund. After giving effect to the fee waiver, BFA received an investment advisory fee of 0.00% of the average daily net assets of the Fund.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Effective January 1, 2014, each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2014 (i) each Fund retains 75% of securities lending income and (ii) the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in calendar year 2013 and pursuant to a securities lending agreement, (i) each Fund will receive for the remainder of that calendar year 80% of securities lending income and (ii) the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended October 31, 2014, each Fund paid to BTC the following amounts in total for securities lending agent services and collateral investment fees:

iShares ETF	Fees Paid to BTC
Core U.S. Treasury Bond	$29,223

Prior to January 1, 2014, each Fund retained 65% of securities lending income and paid no collateral investment fees.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended October 31, 2014, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

42	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2014 were as follows:

	U.S. Government Obligations		Other Securities
iShares ETF	Purchases	Sales	Purchases	Sales
CMBS	$35,487,213	$2,169,513	$53,878,074	$40,478,809
Core GNMA Bond	432,061,795	421,979,936	—	—
Core U.S. Treasury Bond	62,022,970	55,743,644	—	—
Treasury Floating Rate Bond	3,450,148	3,444,412	—	—

In-kind transactions (see Note 4) for the year ended October 31, 2014 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Core U.S. Treasury Bond	$139,785,397	$7,282,962
Treasury Floating Rate Bond	15,000,654	10,003,633

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	MARKET AND CREDIT RISK

In the normal course of business, each Fund’s investment activities exposes it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements (Continued)

iSHARES® TRUST

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in fixed income instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets in fixed-income securities. Changes in market interest rates or economic conditions, including the decision in December 2013 by the Federal Reserve Bank to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Given the environment of historically low interest rates, each Fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in the statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences

44	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

as of October 31, 2014, attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Core GNMA Bond	$—	$4,976	$(4,976)
Core U.S. Treasury Bond	134,550	—	(134,550)
Treasury Floating Rate Bond	3,754	—	(3,754)

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 was as follows:

iShares ETF	2014	2013
CMBS
Ordinary income	$1,873,511	$1,326,473

Core GNMA Bond
Ordinary income	$309,319	$221,347
Return of capital	—	59,269

	$309,319	$280,616

Core U.S. Treasury Bond
Ordinary income	$1,601,916	$1,126,098

Treasury Floating Rate Bond
Ordinary income	$3,865	$—

As of October 31, 2014, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
CMBS	$188,382	$(13,839)	$986,818	$1,161,361
Core GNMA Bond	113,819	—	369,513	483,332
Core U.S. Treasury Bond	248,381	(430,937)	1,634,385	1,451,829
Treasury Floating Rate Bond	312	—	(786)	(474)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of October 31, 2014, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
CMBS	$13,839
Core U.S. Treasury Bond	430,937

For the year ended October 31, 2014, the iShares Core GNMA Bond ETF utilized $347,180 of its capital loss carryforwards.

As of October 31, 2014, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
CMBS	$125,962,849	$1,228,512	$(241,694)	$986,818
Core GNMA Bond	49,695,727	414,860	(45,347)	369,513
Core U.S. Treasury Bond	309,531,610	1,853,089	(218,704)	1,634,385
Treasury Floating Rate Bond	5,011,181	—	(786)	(786)

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2014, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

46	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares CMBS ETF, iShares Core GNMA Bond ETF, iShares Core U.S. Treasury Bond ETF and iShares Treasury Floating Rate Bond ETF (the “Funds”) at October 31, 2014, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 19, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	47

Tax Information (Unaudited)

iSHARES® TRUST

The Funds hereby designate the following amounts of distributions from direct Federal Obligation Interest for the fiscal year ended October 31, 2014:

iShares ETF	Federal Obligation Interest [a]
Core U.S. Treasury Bond	$1,165,197
Treasury Floating Rate Bond	2,537

[a]	The law varies in each state as to whether and what percentage of ordinary income dividends attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

Under Section 871(k)(1)(C) of the Internal Revenue Code, the Funds hereby designate the following maximum amounts allowable as interest-related dividends for the fiscal year ended October 31, 2014:

iShares ETF	Interest- Related Dividends
CMBS	$1,873,511
Core GNMA Bond	309,319
Core U.S. Treasury Bond	1,165,197

48	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract

iSHARES® TRUST

I. iShares CMBS ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine the Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine the Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund were at the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	49

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its respective performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential

50	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	51

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares Core GNMA Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine the Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds

52	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine the Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund were at the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group. The Board further noted that the Lipper Group contained only three funds, and that the median of the investment advisory fee rates and overall expenses of the funds in the Lipper Group was the same as the high of the investment advisory fee rates and overall expenses of the funds in the Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its respective performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In

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Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that, at a meeting held on May 16, 2014, the Board had approved a permanent reduction to the advisory fee rate charged to the Fund. The Board further noted management’s assertion that future economies of scale for the Fund had been taken into consideration by fixing the investment advisory fee rate at the low end of the market place, effectively giving Fund shareholders the benefits of a lower fee. In addition, the Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA

54	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III. iShares Core U.S. Treasury Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	55

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine the Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine the Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund were at the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its respective performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

56	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board further noted management’s assertion that future economies of scale for the Fund had been taken into consideration by fixing the investment advisory fee rate at the low end of the market place, effectively giving Fund

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	57

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

shareholders, from inception, the benefits of a lower fee. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

58	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Funds will send you a Form 1099-DIV each calendar year that will tell you how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
CMBS	$1.025390	$—	$—	$1.025390	100%	—%	—%		100%
Core GNMA Bond	0.455037	—	—	0.455037	100	—	—		100
Core U.S. Treasury Bond	0.276548	—	0.000284	0.276832	100	—	0	[a]	100
Treasury Floating Rate Bond	0.030755	—	0.000372	0.031127	99	—	1		100

[a]	Rounds to less than 1%.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	59

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares CMBS ETF

Period Covered: April 1, 2012 through September 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	57	9.08%
Greater than 0.5% and Less than 1.0%	218	34.71
Between 0.5% and –0.5%	353	56.21

	628	100.00%

iShares Core GNMA Bond ETF

Period Covered: April 1, 2012 through September 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.16%
Greater than 2.0% and Less than 2.5%	1	0.16
Greater than 1.5% and Less than 2.0%	3	0.48
Greater than 1.0% and Less than 1.5%	23	3.66
Greater than 0.5% and Less than 1.0%	95	15.13
Between 0.5% and –0.5%	502	79.93
Less than –0.5% and Greater than –1.0%	3	0.48

	628	100.00%

iShares Core U.S. Treasury Bond ETF

Period Covered: April 1, 2012 through September 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	627	99.84%
Less than –0.5%	1	0.16

	628	100.00%

iShares Treasury Floating Rate Bond ETF

Period Covered: April 1, 2014 through September 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	127	100.00%

	127	100.00%

60	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 294 funds (as of October 31, 2014) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (57)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (43)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Director of iShares MSCI Russia Capped ETF, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	61

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (59)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (65)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (71)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (59)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

62	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (53)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (75)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).

Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since

2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (50)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	63

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Manish Mehta (43)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI

(2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Edward B. Baer (46)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock, Inc. (since 2006); Director of Legal & Compliance, BlackRock, Inc. (2004-2006).

Eilleen M. Clavere (62)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock, Inc. (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Scott Radell (45)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (51)	Vice President (since 2007).	Managing Director, BlackRock, Inc. (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

64	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	65

Notes:

66	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed or issued by Barclays Capital Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2014 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-105-1014

OCTOBER 31, 2014

2014 ANNUAL REPORT

iShares Trust

➢	iShares Core Short-Term USD Bond ETF | ISTB | NYSE Arca
➢	iShares Core Total USD Bond Market ETF | IUSB | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. BOND MARKET OVERVIEW

Domestic bond markets delivered modestly positive performance for the 12-month period ended October 31, 2014 (the “reporting period”), as uneven global economic conditions and actions by the U.S. Federal Reserve Bank (the “Fed”) largely drove bond market performance.

The reporting period began in an uncertain environment for fixed-income instruments, spurred by concerns of a change in Fed policy. Since the financial crisis of 2008, the Fed’s bond-buying program (known as quantitative easing or “QE”) had created an environment of low yields on longer-term Treasury bonds and other “safe haven” securities and generated gains for fixed-income investors. Generally improving economic data and unclear Fed announcements regarding tapering QE drove up uncertainty about when — and by how much — the Fed would begin to scale back its bond purchases.

In December 2013, the Fed removed these uncertainties. Citing improving jobless data, the Fed announced that it would begin cutting its bond-buying program by $10 billion per month in January 2014. The tapering program continued through October 2014, when the Fed made a final $15 billion bond purchase. The Fed assured markets that its benchmark interest rate would remain near zero for a considerable time after the taper concluded, keeping short-term interest rates low. In October 2014, though, the Fed signaled that the short-term interest rate hike might occur sooner than had been expected should inflation and employment data improve further.

During the reporting period, economic conditions generally improved. The unemployment rate declined steadily, reaching a six-year low of 5.8% by October 2014. Gross domestic product (“GDP”) levels declined in the first quarter of 2014, but grew by 4.6% and 3.5% for the second and third quarters of 2014, respectively. Inflation rates hovered near the Fed’s target 2.0% rate, edging up to 2.1% in May and June 2014 before dipping to 1.7% in August and September 2014.

Because bond markets had priced in the Fed’s tapering of QE before it was announced, the taper’s effect on bond yields was muted. During the course of the reporting period, weak first-quarter 2014 economic data in the U.S., geopolitical concerns in emerging markets, and declining fixed-income yields in the eurozone drove up demand for U.S. bonds, benefiting bond prices. As measured by the 10-year U.S. Treasury bond yield, longer-term yields climbed early in the reporting period, before drifting downward throughout the remainder of the reporting period to finish lower than they began (bond yields and bond prices move in opposite directions).

For the reporting period, bond performance was positive. In general, shorter-term bonds lagged longer-term bonds, as market participants anticipated a rise in short-term rates. Long-term Treasury bonds generated particularly strong results. Late in the reporting period, fears related to potential spread of the Ebola virus, weak economic conditions in Europe, and tension in emerging markets drove up demand for more secure U.S. bonds, particularly Treasury bonds. Treasury inflation-protected securities (TIPS) achieved relatively weak overall returns, as inflation levels remained low.

Investment grade corporate bonds outperformed high yield during the reporting period. Although high-yield bonds performed in line with the broader bond market, high yield began to underperform late in the reporting period as their spreads (the difference in yield compared with Treasury bonds) widened and investors shifted away from riskier investments.

Mortgage-backed securities delivered modestly positive results for the reporting period. Asset-backed bond prices were softened by the Fed’s reduced purchases of Treasury and agency mortgage-backed bonds. However, the rising demand that benefited Treasury bonds near the end of the reporting period also pushed down 30-year mortgage rates to their lowest levels since June 2013, because the rate is tied to the 10-year U.S. Treasury bond.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CORE SHORT-TERM USD BOND ETF

Performance as of October 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.04%	0.82%	1.25%	1.04%	0.82%	1.25%
Since Inception	0.81%	0.92%	1.00%	1.67%	1.89%	2.05%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/12. The first day of secondary market trading was 10/22/12.

Index performance through June 2, 2014 reflects the performance of the Barclays U.S. Government/Credit 1-5 Year Bond Index. Index performance beginning on June 3, 2014 reflects the performance of the Barclays US Universal 1-5 Year Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,006.40	$0.61	$1,000.00	$1,024.60	$0.61	0.12%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

6	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE SHORT-TERM USD BOND ETF

The iShares Core Short-Term USD Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated bonds that are rated either investment grade or high yield with remaining maturities between one and five years, as represented by the Barclays US Universal 1-5 Year Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2014, the total return for the Fund was 1.04%, net of fees, while the total return for the Index was 1.25%.*

*	Index performance through June 2, 2014 reflects the performance of the Barclays U.S. Government/Credit 1-5 Year Bond Index. Index performance beginning on June 3, 2014 reflects the performance of the Barclays US Universal 1-5 Year Index.

As represented by the Index, short-term U.S. dollar-denominated bonds posted slightly positive returns for the reporting period. Short-term bonds declined slightly early in the reporting period as an improving U.S. economy — featuring robust job growth and a recovering housing market — led to concerns about rising interest rates. In particular, stronger economic activity increased the possibility that the Fed would raise short-term interest rates sooner than expected. However, in early 2014, a winter-related slowdown in the U.S. economy, coupled with evidence of slowing growth in Europe and many emerging economies, eased concerns about higher rates, leading to a rally in the short-term bond market. During the latter part of the reporting period, short-term bonds were buffeted by geopolitical developments in Ukraine and the Middle East, but generally maintained a positive trajectory.

From a sector perspective, corporate bonds were the best performers among short-term bonds, as they benefited the most from the improving economic environment. Mortgage-backed securities also fared well due to their relatively high yields, though they were also negatively impacted by the Fed’s gradual ending of its quantitative easing program, which had included buying mortgage-backed securities. Short-term Treasury securities, which carry the lowest yields and are typically the most stable sector of the bond market, posted the lowest returns for the reporting period.

PORTFOLIO ALLOCATION

As of 10/31/14

Investment Type	Percentage of Total Investments[1]

U.S. Government Obligations	44.27%
Corporate Bonds & Notes	31.86
Mortgage-Backed Securities	8.54
U.S. Government Agency Obligations	7.62
Foreign Government Obligations	7.00
Asset-Backed Securities	0.71

TOTAL	100.00%

BOND CREDIT QUALITY

As of 10/31/14

Moody’s Credit Rating[2]	Percentage of Total Investments[1]

Aaa	64.89%
Aa	9.97
A	5.97
Baa	11.07
Ba	2.60
B	2.53
Caa	0.93
Ca	0.02
Not Rated	2.02

TOTAL	100.00%

[1]	Excludes money market funds.
[2]

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® CORE TOTAL USD BOND MARKET ETF

Performance as of October 31, 2014

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	1.69%	1.87%	1.64%

The inception date of the Fund was 6/10/14. The first day of secondary market trading was 6/12/14.

For the fiscal period ended 10/31/14, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (6/10/14) [a]	Ending Account Value (10/31/14)	Expenses Paid During Period [b]	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,016.90	$0.16	$1,000.00	$1,025.00	$0.20	0.04%

[a]	The beginning of the period (commencement of operations) is June 10, 2014.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (143 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

8	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

The iShares Core Total USD Bond Market ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated bonds that are rated either investment-grade or high yield, as represented by the Barclays U.S. Universal Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from June 10, 2014 (inception date of the Fund) through October 31, 2014 (the “reporting period”), the total return for the Fund was 1.69%, net of fees, while the total return for the Index was 1.64%.

As represented by the Index, U.S. dollar-denominated bonds posted positive returns for the reporting period. Yields declined during the reporting period despite improving U.S. economic conditions, which sparked concerns that the Fed would raise short-term interest rates sooner than expected. However, evidence of slowing economic growth in Europe and other regions of the world, including many of the largest emerging economies, eased concerns about higher rates, leading to a bond market rally. Bonds were also buffeted by geopolitical developments in Ukraine and the Middle East, but generally maintained a positive trajectory.

Returns were similar across many sectors of the bond market during the reporting period. Mortgage-backed securities and investment-grade corporate bonds benefited from their relatively high yields, while U.S. Treasury bonds benefited the most from declining interest rates given that they have the greatest interest rate sensitivity. The most notable laggard was the high-yield corporate bond sector, which declined modestly for the reporting period. Heightened geopolitical turmoil led to bouts of risk aversion during the reporting period, which put downward pressure on high-yield bonds.

PORTFOLIO ALLOCATION As of 10/31/14

Investment Type	Percentage of Total Investments[1]

Corporate Bonds & Notes	33.70%
U.S. Government Obligations	30.66
Mortgage-Backed Securities	26.15
Foreign Government Obligations	5.77
U.S. Government Agency Obligations	3.04
Municipal Debt Obligations	0.68

TOTAL	100.00%

BOND CREDIT QUALITY As of 10/31/14

Moody’s Credit Rating[2]	Percentage of Total Investments[1]

Aaa	61.84%
Aa	5.23
A	10.14
Baa	13.47
Ba	4.34
B	2.43
Caa	1.36
Not Rated	1.19

TOTAL	100.00%

[1]	Excludes money market funds.
[2]

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2014 (or commencement of operations, as applicable) and held through October 31, 2014, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CORE SHORT-TERM USD BOND ETF

October 31, 2014

Security	Principal (000s)	Value

ASSET-BACKED SECURITIES — 0.70%
AmeriCredit Automobile Receivables Trust Series 2013-2, Class B
1.19%, 05/08/18 (Call 04/08/16)	$500	$500,775
Citibank Credit Card Issuance Trust Series 2014-A2, Class A2
1.02%, 02/22/19	550	549,449
Discover Card Execution Note Trust Series 2012-A6, Class A6
1.67%, 01/18/22	250	245,235
Volkswagen Auto Lease Trust Series 2014-A, Class A3
0.80%, 04/20/17 (Call 08/20/16)	250	250,024

TOTAL ASSET-BACKED SECURITIES (Cost: $1,546,115)		1,545,483

COLLATERALIZED MORTGAGE OBLIGATIONS — 2.21%

MORTGAGE-BACKED SECURITIES — 2.21%
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2006-CD3, Class A5
5.62%, 10/15/48	446	470,436
Series 2007-CD, Class A4
5.32%, 12/11/49	500	534,987
Series 2007-CD5, Class A4
5.89%, 11/15/44[a]	463	509,859
COMM Mortgage Trust Series 2007-C9, Class A4
1.00%, 12/10/49[a]	175	192,861
FHLMC Multifamily Structured Pass Through Certificates
Series K004, Class A1
3.41%, 05/25/19	60	63,037
Series K013, Class A2
3.97%, 01/25/21 (Call 01/11/21)[a]	50	54,571
Series K020, Class A2
2.37%, 05/25/22	100	98,733
Series K038, Class A1
2.60%, 10/25/23	98	100,447

Security	Principal (000s)	Value

JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2006-LDP7, Class A4
5.86%, 04/15/45[a]	$500	$526,218
Series 2006-LDP9, Class A3
5.34%, 05/15/47	493	527,278
Series 2007-CB18, Class A4
5.44%, 06/12/47	483	520,117
Series 2007-CB20, Class A4
5.79%, 02/12/51[a]	500	549,549
Series 2007-LDPX, Class A3
5.42%, 01/15/49	331	356,905
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-C20, Class A5
3.80%, 07/15/47	150	156,580
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class A3
1.00%, 09/15/45[a]	188	208,283

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost: $4,883,933)		4,869,861

CORPORATE BONDS & NOTES — 31.57%

ADVERTISING — 0.07%
Affinion Group Inc.
7.88%, 12/15/18 (Call 12/15/14)	25	19,500
inVentiv Health Inc.
9.00%, 01/15/18 (Call 01/15/16)[b]	100	103,750
Visant Corp.
10.00%, 10/01/17 (Call 12/01/14)	25	22,000

		145,250
AEROSPACE & DEFENSE — 0.25%
BAE Systems Holdings Inc.
6.38%, 06/01/19[b]	175	204,465
Boeing Co. (The)
0.95%, 05/15/18	50	48,872
General Dynamics Corp.
1.00%, 11/15/17	25	24,724
Kratos Defense & Security Solutions Inc.
7.00%, 05/15/19 (Call 05/15/16)	50	49,000

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (Continued)

iSHARES® CORE SHORT-TERM USD BOND ETF

October 31, 2014

Security	Principal (000s)	Value

L-3 Communications Corp.
3.95%, 11/15/16	$50	$52,464
Lockheed Martin Corp.
2.13%, 09/15/16	25	25,526
Northrop Grumman Corp.
1.75%, 06/01/18	25	24,829
United Technologies Corp.
1.80%, 06/01/17	125	127,087

		556,967
AGRICULTURE — 0.18%
Altria Group Inc.
9.25%, 08/06/19	50	65,175
9.70%, 11/10/18	50	64,350
Bunge Ltd. Finance Corp.
3.20%, 06/15/17	25	25,878
Lorillard Tobacco Co.
2.30%, 08/21/17	50	50,581
Philip Morris International Inc.
1.13%, 08/21/17	50	49,798
1.88%, 01/15/19	100	99,664
2.50%, 05/16/16	20	20,571
Reynolds American Inc.
1.05%, 10/30/15	25	25,045

		401,062
AIRLINES — 0.02%
American Airlines Group Inc.
5.50%, 10/01/19[b]	50	50,125

		50,125
APPAREL — 0.01%
Nine West Holdings Inc.
8.25%, 03/15/19[b]	25	21,250

		21,250
AUTO MANUFACTURERS — 0.73%
American Honda Finance Corp.
1.13%, 10/07/16	200	200,987
BMW US Capital LLC
1.38%, 04/05/17[c]	100	100,673
Chrysler Group LLC/CG Co-Issuer Inc.
8.00%, 06/15/19 (Call 06/15/15)	200	214,250
Daimler Finance North America LLC
2.38%, 08/01/18[b]	150	152,022

Security	Principal (000s)	Value

Hyundai Capital America
1.45%, 02/06/17[c]	$100	$100,078
2.13%, 10/02/17[b]	125	126,331
Nissan Motor Acceptance Corp.
1.95%, 09/12/17[b]	100	100,906
PACCAR Financial Corp.
0.80%, 02/08/16	15	15,031
Toyota Motor Credit Corp.
0.80%, 05/17/16	200	200,378
1.25%, 10/05/17[d]	25	24,941
2.10%, 01/17/19	125	125,711
2.80%, 01/11/16	50	51,321
Volkswagen Group of America Finance LLC
2.13%, 05/23/19[b]	200	198,936

		1,611,565
AUTO PARTS & EQUIPMENT — 0.09%
Schaeffler Holding Finance BV
6.88%, 08/15/18 (Call 12/01/14)[b]	200	209,500

		209,500
BANKS — 9.81%
Abbey National Treasury Services PLC/London
3.05%, 08/23/18	100	103,764
ABN AMRO Bank NV
4.25%, 02/02/17[b]	200	212,166
ADCB Finance (Cayman) Ltd.
2.50%, 03/06/18[c]	400	403,000
Australia & New Zealand Banking Group Ltd./New York NY
1.25%, 06/13/17	100	100,020
2.25%, 06/13/19	200	200,537
Bank Nederlandse Gemeenten NV
1.13%, 09/12/16[b]	150	151,271
1.88%, 06/11/19[b]	100	100,473
2.50%, 01/11/16[b]	250	256,301
Bank of America Corp.
2.65%, 04/01/19[d]	400	403,855
5.75%, 12/01/17	200	222,682
6.05%, 05/16/16	100	107,072
6.50%, 08/01/16	475	517,268
6.88%, 04/25/18	300	347,235

12	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE SHORT-TERM USD BOND ETF

October 31, 2014

Security	Principal (000s)	Value

Bank of Montreal
1.30%, 07/15/16	$150	$151,225
1.45%, 04/09/18 (Call 03/09/18)	25	24,744
Bank of New York Mellon Corp. (The)
2.10%, 08/01/18	25	25,218
2.10%, 01/15/19 (Call 12/15/18)	50	49,683
2.20%, 03/04/19 (Call 02/02/19)	50	50,124
2.30%, 07/28/16	200	204,698
Bank of Nova Scotia (The)
2.05%, 10/07/15	50	50,760
2.05%, 10/30/18	200	200,472
2.90%, 03/29/16	50	51,530
Bank of Tokyo-Mitsubishi UFJ Ltd. (The)
2.70%, 09/09/18[b]	200	204,790
Barclays Bank PLC
5.00%, 09/22/16	200	214,729
BB&T Corp.
1.45%, 01/12/18 (Call 12/12/17)	50	49,580
1.60%, 08/15/17 (Call 07/14/17)	200	200,041
3.20%, 03/15/16 (Call 02/16/16)[d]	100	103,056
BBVA Bancomer SA/Grand Cayman
6.01%, 05/17/22[c]	100	104,375
BNP Paribas SA
2.38%, 09/14/17	250	254,972
Caixa Economica Federal
4.50%, 10/03/18[c,d]	150	153,585
Canadian Imperial Bank of Commerce/Canada
0.90%, 10/01/15	100	100,442
1.55%, 01/23/18 (Call 12/23/17)[d]	25	24,915
Capital One Financial Corp.
1.00%, 11/06/15	100	100,144
2.45%, 04/24/19 (Call 03/24/19)	200	199,929
CIT Group Inc.
3.88%, 02/19/19	100	100,625
4.25%, 08/15/17	100	102,750
Citigroup Inc.
1.25%, 01/15/16[d]	15	15,072
1.70%, 07/25/16	200	201,754
1.75%, 05/01/18	325	321,633
2.50%, 07/29/19	250	250,905
2.55%, 04/08/19	50	50,254
5.50%, 02/15/17	25	27,122

Security	Principal (000s)	Value

Commonwealth Bank of Australia/New York NY
2.50%, 09/20/18	$150	$152,968
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands
2.13%, 10/13/15	75	76,213
3.38%, 01/19/17	275	288,338
Credit Agricole SA/London
2.50%, 04/15/19[b,d]	250	251,903
Credit Suisse/New York NY
6.00%, 02/15/18	250	280,325
Deutsche Bank AG/London
6.00%, 09/01/17	200	223,614
Fifth Third Bancorp
2.30%, 03/01/19 (Call 01/30/19)	50	49,982
3.63%, 01/25/16	100	103,438
First Gulf Bank PJSC
3.25%, 01/14/19[c]	200	205,320
Goldman Sachs Group Inc. (The)
2.38%, 01/22/18	100	101,075
3.63%, 02/07/16	200	206,546
5.63%, 01/15/17	140	151,772
6.15%, 04/01/18	325	366,700
7.50%, 02/15/19	150	179,111
HBOS PLC
6.75%, 05/21/18[b]	100	112,309
HSBC USA Inc.
1.63%, 01/16/18	100	100,082
2.25%, 06/23/19	100	100,314
Huntington Bancshares Inc/OH
2.60%, 08/02/18 (Call 07/02/18)	100	101,125
ICICI Bank Ltd./Dubai
4.80%, 05/22/19[c]	200	212,320
ING Bank NV
4.00%, 03/15/16[b]	200	208,159
Intesa Sanpaolo SpA
2.38%, 01/13/17	200	201,939
JPMorgan Chase & Co.
1.10%, 10/15/15	275	276,211
1.13%, 02/26/16	50	50,169
1.80%, 01/25/18	450	449,737
6.13%, 06/27/17	50	55,689
6.30%, 04/23/19	200	232,573

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® CORE SHORT-TERM USD BOND ETF

October 31, 2014

Security	Principal (000s)	Value

KeyCorp
2.30%, 12/13/18 (Call 11/13/18)	$50	$50,311
KfW
0.50%, 04/19/16	575	576,009
0.63%, 12/15/16	200	199,998
1.25%, 10/26/15	100	100,958
1.25%, 02/15/17	75	75,825
2.00%, 06/01/16	50	51,208
4.88%, 06/17/19	550	628,167
Series G
4.38%, 03/15/18	480	529,514
Korea Development Bank (The)
3.00%, 03/17/19	200	205,850
Korea Exchange Bank
2.50%, 06/12/19[c]	400	399,812
Landeskreditbank Baden-Wuerttemberg Foerderbank
1.63%, 04/25/17[c]	100	101,705
Landwirtschaftliche Rentenbank
0.88%, 09/12/17	120	119,538
2.13%, 07/15/16	250	256,865
Lloyds Bank PLC
4.88%, 01/21/16	50	52,462
Malayan Banking Bhd
3.25%, 09/20/22 (Call 09/20/17)[a,c]	200	202,105
Mizuho Bank Ltd.
2.45%, 04/16/19[b]	200	200,178
Morgan Stanley
1.75%, 02/25/16	200	201,912
2.38%, 07/23/19	400	397,276
3.80%, 04/29/16	300	311,897
4.75%, 03/22/17	200	215,103
5.38%, 10/15/15	100	104,457
National Australia Bank Ltd.
3.00%, 07/27/16[b]	300	310,590
Nordea Bank AB
1.63%, 05/15/18[b]	200	198,750
Oesterreichische Kontrollbank AG
0.75%, 12/15/16	100	100,083
1.13%, 05/29/18	100	99,246
PNC Funding Corp.
2.70%, 09/19/16 (Call 08/19/16)[e]	200	206,025
6.70%, 06/10/19[e]	75	89,355

Security	Principal (000s)	Value

QNB Finance Ltd.
2.75%, 10/31/18[c]	$200	$202,500
Regions Financial Corp.
2.00%, 05/15/18 (Call 04/15/18)	25	24,840
Royal Bank of Canada
1.50%, 01/16/18	150	149,773
2.30%, 07/20/16	200	204,984
Royal Bank of Scotland Group PLC
7.64%, 12/31/49 (Call 09/30/17)[a]	100	105,750
Royal Bank of Scotland NV
4.65%, 06/04/18	100	103,194
Russian Agricultural Bank OJSC Via RSHB Capital SA
6.30%, 05/15/17[c]	200	200,500
Sberbank of Russia Via SB Capital SA
4.95%, 02/07/17[c]	200	200,500
Societe Generale SA
3.50%, 01/15/16[b,d]	200	206,101
Standard Chartered Bank
6.40%, 09/26/17[b,d]	100	112,411
State Bank of India/London
3.62%, 04/17/19[c]	200	204,151
State Street Corp.
1.35%, 05/15/18	50	49,455
Sumitomo Mitsui Banking Corp.
2.90%, 07/22/16[b]	200	206,283
SunTrust Banks Inc.
2.50%, 05/01/19 (Call 04/01/19)	50	50,254
3.60%, 04/15/16 (Call 03/15/16)	50	51,825
Toronto-Dominion Bank (The)
2.13%, 07/02/19[d]	150	149,446
2.38%, 10/19/16	45	46,276
2.63%, 09/10/18	100	102,690
Turkiye Halk Bankasi AS
4.88%, 07/19/17[c]	200	205,760
U.S. Bancorp/MN
1.65%, 05/15/17 (Call 04/15/17)	50	50,553
1.95%, 11/15/18 (Call 10/15/18)	200	200,012
UBS AG/Stamford CT
5.88%, 12/20/17	200	225,246
VTB Bank OJSC Via VTB Capital SA
6.00%, 04/12/17[c]	200	200,500

14	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE SHORT-TERM USD BOND ETF

October 31, 2014

Security	Principal (000s)	Value

Wachovia Corp.
5.63%, 10/15/16	$50	$54,287
Wells Fargo & Co.
1.25%, 07/20/16	200	201,065
1.50%, 01/16/18	350	348,599
2.15%, 01/15/19	80	80,068
Westpac Banking Corp.
1.05%, 11/25/16	200	199,849
2.25%, 01/17/19	50	50,525

		21,625,299
BEVERAGES — 0.72%
Anheuser-Busch InBev Finance Inc.
1.25%, 01/17/18	25	24,682
Anheuser-Busch InBev Worldwide Inc.
1.38%, 07/15/17	150	150,011
7.75%, 01/15/19	200	242,475
Coca-Cola Co. (The)
1.65%, 11/01/18[d]	100	100,045
1.80%, 09/01/16	300	306,183
Constellation Brands Inc.
7.25%, 09/01/16	50	54,625
Diageo Capital PLC
1.50%, 05/11/17	75	75,424
Dr Pepper Snapple Group Inc.
2.60%, 01/15/19	100	101,362
PepsiCo Inc.
0.70%, 02/26/16	50	50,054
1.25%, 08/13/17[d]	200	199,606
SABMiller PLC
6.50%, 07/15/18[b]	250	288,043

		1,592,510
BIOTECHNOLOGY — 0.08%
Amgen Inc.
2.13%, 05/15/17	25	25,424
2.30%, 06/15/16	150	153,015

		178,439
BUILDING MATERIALS — 0.19%
Associated Materials LLC/AMH New Finance Inc.
9.13%, 11/01/17 (Call 12/01/14)	25	24,437
Cemex SAB de CV
4.98%, 10/15/18[a,c]	200	206,900

Security	Principal (000s)	Value

CRH America Inc.
6.00%, 09/30/16	$35	$38,053
Owens Corning
6.50%, 12/01/16	75	82,277
USG Corp.
9.75%, 01/15/18	50	57,625

		409,292
CHEMICALS — 0.53%
Dow Chemical Co. (The)
2.50%, 02/15/16	200	204,436
E.I. du Pont de Nemours & Co.
6.00%, 07/15/18	100	114,761
Eastman Chemical Co.
2.40%, 06/01/17	75	76,374
Ecolab Inc.
1.45%, 12/08/17	50	49,635
3.00%, 12/08/16	20	20,730
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC
8.88%, 02/01/18 (Call 12/01/14)	50	49,438
Ineos Group Holdings SA
6.13%, 08/15/18 (Call 05/15/15)[b]	200	201,750
Monsanto Co.
2.13%, 07/15/19	100	99,761
Praxair Inc.
0.75%, 02/21/16	50	50,086
4.50%, 08/15/19	100	110,597
SABIC Capital II BV
2.63%, 10/03/18[c]	200	201,500

		1,179,068
COAL — 0.03%
Alpha Natural Resources Inc.
6.00%, 06/01/19 (Call 12/01/14)[d]	25	12,500
Arch Coal Inc.
9.88%, 06/15/19 (Call 12/15/16)	25	11,250
Peabody Energy Corp.
6.00%, 11/15/18	50	48,375

		72,125
COMMERCIAL SERVICES — 0.18%
Cenveo Corp.
6.00%, 08/01/19 (Call 02/01/19)[b]	75	72,187
ERAC USA Finance LLC
6.38%, 10/15/17[b]	50	56,649

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® CORE SHORT-TERM USD BOND ETF

October 31, 2014

Security	Principal (000s)	Value

Hertz Corp. (The)
6.75%, 04/15/19 (Call 04/15/15)	$100	$104,250
Laureate Education Inc.
9.75%, 09/01/19 (Call 09/01/15)[b]	50	51,500
Safway Group Holding LLC/Safway Finance Corp.
7.00%, 05/15/18 (Call 05/15/15)[b]	50	51,625
Western Union Co. (The)
2.88%, 12/10/17	50	51,522

		387,733
COMPUTERS — 0.42%
Apple Inc.
0.45%, 05/03/16	200	199,770
1.00%, 05/03/18[d]	25	24,509
2.10%, 05/06/19	50	50,240
Dell Inc.
5.88%, 06/15/19	50	53,000
EMC Corp./MA
1.88%, 06/01/18	75	74,168
Hewlett-Packard Co.
2.60%, 09/15/17[d]	25	25,577
3.00%, 09/15/16	100	103,233
5.40%, 03/01/17	50	54,487
International Business Machines Corp.
1.25%, 02/08/18	200	198,167
5.70%, 09/14/17	100	112,105
NetApp Inc.
2.00%, 12/15/17	25	25,241

		920,497
COSMETICS & PERSONAL CARE — 0.12%
Avon Products Inc.
2.38%, 03/15/16	50	49,658
Colgate-Palmolive Co.
1.30%, 01/15/17	25	25,042
1.75%, 03/15/19	25	24,866
Procter & Gamble Co. (The)
1.45%, 08/15/16	50	50,686
1.80%, 11/15/15	50	50,732
4.70%, 02/15/19	50	55,874

		256,858

Security	Principal (000s)	Value

DISTRIBUTION & WHOLESALE — 0.05%
HD Supply Inc.
8.13%, 04/15/19 (Call 04/15/15)	$100	$108,000

		108,000
DIVERSIFIED FINANCIAL SERVICES — 2.05%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
3.75%, 05/15/19[b]	300	297,750
Air Lease Corp.
5.63%, 04/01/17	25	26,899
Ally Financial Inc.
2.75%, 01/30/17	150	150,180
American Express Co.
1.55%, 05/22/18	200	196,866
6.80%, 09/01/66 (Call 09/01/16)[a]	50	53,125
American Express Credit Corp.
1.30%, 07/29/16	150	150,940
2.38%, 03/24/17	75	76,946
Bear Stearns Companies Inc. (The)
6.40%, 10/02/17	184	208,008
CME Group Index Services LLC
4.40%, 03/15/18[b]	75	81,522
Credit Suisse USA Inc.
5.85%, 08/16/16	100	108,483
E*TRADE Financial Corp.
6.75%, 06/01/16	50	53,125
Ford Motor Credit Co. LLC
3.00%, 06/12/17	200	206,503
3.98%, 06/15/16	100	104,348
4.21%, 04/15/16	200	208,660
GE Capital Trust I
6.38%, 11/15/67 (Call 11/15/17)[a]	200	214,000
General Electric Capital Corp.
1.00%, 01/08/16	350	351,789
1.63%, 04/02/18[d]	275	275,151
2.30%, 04/27/17	170	174,690
General Motors Financial Co. Inc.
4.75%, 08/15/17	100	106,750
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.88%, 03/15/19 (Call 07/15/16)	150	152,625
Series WI
3.50%, 03/15/17 (Call 02/15/17)	50	49,750

16	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE SHORT-TERM USD BOND ETF

October 31, 2014

Security	Principal (000s)	Value

Intercontinental Exchange Inc.
2.50%, 10/15/18	$50	$50,777
International Lease Finance Corp.
6.25%, 05/15/19	100	109,375
6.75%, 09/01/16[b]	200	214,750
8.75%, 03/15/17	100	112,500
Jefferies Group LLC
3.88%, 11/09/15	20	20,528
5.13%, 04/13/18	50	54,436
Macquarie Group Ltd.
3.00%, 12/03/18[b]	200	205,905
National Rural Utilities Cooperative Finance Corp.
2.15%, 02/01/19 (Call 01/01/19)	100	100,165
Nationstar Mortgage LLC/Nationstar Capital Corp.
6.50%, 08/01/18 (Call 08/01/15)	50	49,000
Navient Corp.
4.88%, 06/17/19	50	50,750
8.45%, 06/15/18	150	171,375
Nomura Holdings Inc.
2.00%, 09/13/16	100	101,107
ROC Finance LLC/ROC Finance 1 Corp.
12.13%, 09/01/18 (Call 12/01/14)[b]	25	26,625

		4,515,403
ELECTRIC — 1.26%
Abu Dhabi National Energy Co.
2.50%, 01/12/18[b]	200	202,609
AES Corp./VA
8.00%, 10/15/17	100	113,500
American Electric Power Co. Inc.
1.65%, 12/15/17 (Call 11/15/17)	275	275,389
Berkshire Hathaway Energy Co.
5.75%, 04/01/18	25	28,268
Commonwealth Edison Co.
2.15%, 01/15/19 (Call 12/15/18)	50	50,200
Consolidated Edison Co. of New York Inc.
5.50%, 09/15/16	150	162,877
Dominion Resources Inc./VA Series A
1.40%, 09/15/17	200	199,148

Security	Principal (000s)	Value

DPL Inc.
6.50%, 10/15/16 (Call 09/15/16)[d]	$18	$19,260
Duke Energy Carolinas LLC
1.75%, 12/15/16	50	50,599
Duke Energy Corp.
1.63%, 08/15/17	90	90,374
E.ON International Finance BV
5.80%, 04/30/18[b]	100	113,011
Electricite de France SA
2.15%, 01/22/19[b]	100	100,044
Entergy Texas Inc.
7.13%, 02/01/19	50	59,806
Exelon Generation Co. LLC
6.20%, 10/01/17[d]	25	27,981
Florida Power & Light Co.
5.55%, 11/01/17	25	28,099
GenOn Energy Inc.
9.50%, 10/15/18	50	52,125
Hydro-Quebec
1.38%, 06/19/17	100	100,858
Jersey Central Power & Light Co.
5.63%, 05/01/16	50	53,228
Nevada Power Co.
6.50%, 08/01/18	100	116,893
NextEra Energy Capital Holdings Inc.
6.35%, 10/01/66 (Call 10/01/16)[a]	25	25,000
Nisource Finance Corp.
6.40%, 03/15/18	25	28,483
NRG Energy Inc.
7.63%, 01/15/18	50	56,125
Pacific Gas & Electric Co.
8.25%, 10/15/18	100	122,125
PG&E Corp.
2.40%, 03/01/19 (Call 02/01/19)	25	25,112
PPL Capital Funding Inc.
1.90%, 06/01/18 (Call 05/01/18)	75	74,591
Progress Energy Inc.
7.05%, 03/15/19	150	179,275
Public Service Electric & Gas Co.
2.30%, 09/15/18 (Call 08/15/18)	100	101,792
RJS Power Holdings LLC
5.13%, 07/15/19 (Call 07/15/16)[b]	50	49,750

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® CORE SHORT-TERM USD BOND ETF

October 31, 2014

Security	Principal (000s)	Value

Southern California Edison Co.
5.00%, 01/15/16	$50	$52,628
Southern Co. (The)
2.45%, 09/01/18	100	101,806
Wisconsin Electric Power Co.
1.70%, 06/15/18 (Call 05/15/18)[d]	25	25,018
Xcel Energy Inc.
0.75%, 05/09/16	100	99,944

		2,785,918
ELECTRONICS — 0.29%
Honeywell International Inc.
5.00%, 02/15/19	75	83,912
5.30%, 03/01/18	175	194,796
Jabil Circuit Inc.
8.25%, 03/15/18	25	29,031
Koninklijke Philips NV
5.75%, 03/11/18	20	22,420
Thermo Fisher Scientific Inc.
1.30%, 02/01/17	300	299,520
2.25%, 08/15/16	20	20,393

		650,072
ENTERTAINMENT — 0.07%
GLP Capital LP/GLP Financing II Inc.
4.38%, 11/01/18 (Call 08/01/18)	100	102,750
Greektown Holdings LLC/Greektown Mothership Corp.
8.88%, 03/15/19 (Call 03/15/16)[b]	50	50,250

		153,000
ENVIRONMENTAL CONTROL — 0.08%
Republic Services Inc.
5.50%, 09/15/19	100	113,391
Tervita Corp.
8.00%, 11/15/18 (Call 11/15/15)[b]	50	48,000
Waste Management Inc.
2.60%, 09/01/16	25	25,671

		187,062
FOOD — 0.52%
Big Heart Pet Brands
7.63%, 02/15/19 (Call 12/01/14)[d]	50	50,125
ConAgra Foods Inc.
1.90%, 01/25/18	75	74,676

Security	Principal (000s)	Value

General Mills Inc.
5.70%, 02/15/17	$25	$27,549
JBS Finance II Ltd.
8.25%, 01/29/18 (Call 01/29/15)[c]	100	105,250
Kellogg Co.
3.25%, 05/21/18	50	52,207
Kraft Foods Group Inc.
2.25%, 06/05/17	50	50,961
Kroger Co. (The)
2.20%, 01/15/17	20	20,350
2.30%, 01/15/19 (Call 12/15/18)	50	50,002
Marfrig Holding Europe BV
8.38%, 05/09/18[c]	200	210,500
Mondelez International Inc.
4.13%, 02/09/16	25	26,028
6.13%, 02/01/18	100	113,392
Smithfield Foods Inc.
5.25%, 08/01/18 (Call 08/01/15)[b]	100	103,000
Unilever Capital Corp.
2.20%, 03/06/19	100	101,001
Wesfarmers Ltd.
2.98%, 05/18/16[b]	150	154,697

		1,139,738
FOREST PRODUCTS & PAPER — 0.09%
International Paper Co.
7.95%, 06/15/18	125	149,221
Verso Paper Holdings LLC/Verso Paper Inc.
11.75%, 01/15/19 (Call 01/15/15)	50	50,750

		199,971
GAS — 0.18%
National Grid PLC
6.30%, 08/01/16	100	109,139
Sabine Pass LNG LP
7.50%, 11/30/16	150	160,875
Sempra Energy
2.30%, 04/01/17	25	25,531
6.15%, 06/15/18	25	28,599
9.80%, 02/15/19	50	65,138

		389,282
HEALTH CARE — PRODUCTS — 0.19%
Alere Inc.
7.25%, 07/01/18 (Call 12/15/15)	50	53,250

18	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE SHORT-TERM USD BOND ETF

October 31, 2014

Security	Principal (000s)	Value

Baxter International Inc.
1.85%, 01/15/17	$25	$25,395
1.85%, 06/15/18	100	99,935
Boston Scientific Corp.
2.65%, 10/01/18	50	50,355
DJO Finance LLC/DJO Finance Corp.
9.88%, 04/15/18 (Call 04/15/15)	50	52,625
Kinetic Concepts Inc./KCI USA Inc.
10.50%, 11/01/18 (Call 11/01/15)[d]	50	55,125
Medtronic Inc.
0.88%, 02/27/17	50	49,718
Stryker Corp.
2.00%, 09/30/16	25	25,527

		411,930
HEALTH CARE — SERVICES — 0.56%
Aetna Inc.
1.50%, 11/15/17 (Call 10/15/17)	50	49,746
Centene Corp.
5.75%, 06/01/17	50	52,625
CHS/Community Health Systems Inc.
5.13%, 08/15/18 (Call 08/15/15)	50	52,000
Fresenius Medical Care U.S.Finance Inc.
6.50%, 09/15/18[b]	50	55,375
HCA Inc.
3.75%, 03/15/19	100	100,250
Humana Inc.
6.30%, 08/01/18	25	28,661
Roche Holdings Inc.
2.25%, 09/30/19 (Call 08/30/19)[b]	200	200,422
6.00%, 03/01/19[b]	50	57,772
Tenet Healthcare Corp.
5.00%, 03/01/19[b]	50	50,062
5.50%, 03/01/19[b]	200	204,500
UnitedHealth Group Inc.
1.40%, 10/15/17[d]	50	50,112
1.88%, 11/15/16[d]	200	204,107
6.00%, 02/15/18	25	28,330
WellPoint Inc.
2.25%, 08/15/19	50	49,420
2.30%, 07/15/18	50	50,357

		1,233,739

Security	Principal (000s)	Value

HOLDING COMPANIES — DIVERSIFIED — 0.20%
Alphabet Holding Co. Inc.
7.75%, 11/01/17 (Call 12/01/14)	$25	$24,250
Hutchison Whampoa International 12 Ltd.
6.00%, 05/29/49 (Call 05/07/17)[a,b]	200	214,192
Wharf Finance Ltd.
3.50%, 01/23/19[c]	200	203,429

		441,871
HOME BUILDERS — 0.14%
DR Horton Inc.
3.75%, 03/01/19 (Call 12/01/18)	100	100,125
KB Home
4.75%, 05/15/19 (Call 02/15/19)	100	99,250
Lennar Corp.
4.50%, 06/15/19 (Call 04/16/19)	50	50,907
Shea Homes LP/Shea Homes Funding Corp.
8.63%, 05/15/19 (Call 05/15/15)	50	53,250

		303,532
HOUSEHOLD PRODUCTS & WARES — 0.20%
Jarden Corp.
7.50%, 05/01/17	100	109,500
Kimberly-Clark Corp.
6.13%, 08/01/17	100	112,868
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC
7.88%, 08/15/19 (Call 08/15/15)	200	214,250

		436,618
INSURANCE — 0.76%
ACE INA Holdings Inc.
5.70%, 02/15/17	250	275,786
Aflac Inc.
2.65%, 02/15/17	50	51,583
8.50%, 05/15/19	100	126,288
American International Group Inc.
5.85%, 01/16/18	100	112,607
Berkshire Hathaway Finance Corp.
1.60%, 05/15/17	40	40,457
Berkshire Hathaway Inc.
1.55%, 02/09/18	75	75,027
1.90%, 01/31/17[d]	100	102,012

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® CORE SHORT-TERM USD BOND ETF

October 31, 2014

Security	Principal (000s)	Value

Genworth Holdings Inc.
6.52%, 05/22/18	$50	$56,233
Hartford Financial Services Group Inc. (The)
5.38%, 03/15/17	50	54,532
Lincoln National Corp.
7.00%, 05/17/66 (Call 05/17/16)[a]	25	25,500
MetLife Inc.
1.76%, 12/15/17	200	201,441
6.75%, 06/01/16	40	43,646
New York Life Global Funding
2.15%, 06/18/19[b]	150	150,369
2.45%, 07/14/16[b]	50	51,498
Prudential Financial Inc. Series D
6.00%, 12/01/17	150	169,186
Travelers Companies Inc. (The)
5.80%, 05/15/18	50	56,904
XL Group PLC
6.50%, 12/31/49 (Call 04/15/17)[a]	50	47,750
XLIT Ltd.
2.30%, 12/15/18	25	24,972

		1,665,791
INTERNET — 0.31%
Amazon.com Inc.
1.20%, 11/29/17	50	49,488
eBay Inc.
1.35%, 07/15/17	125	124,102
2.20%, 08/01/19 (Call 07/01/19)	50	49,070
IAC/InterActiveCorp
4.88%, 11/30/18 (Call 12/01/14)	50	51,500
Tencent Holdings Ltd.
3.38%, 05/02/19[c]	400	406,713

		680,873
IRON & STEEL — 0.42%
ArcelorMittal
6.13%, 06/01/18	250	267,500
CITIC Ltd.
8.63%, 05/29/49 (Call 11/22/18)[a,c]	200	228,000
Cliffs Natural Resources Inc.
5.20%, 01/15/18	25	22,000
Commercial Metals Co.
7.35%, 08/15/18	50	55,500

Security	Principal (000s)	Value
Glencore Funding LLC
3.13%, 04/29/19[b]	$100	$100,950
United States Steel Corp.
7.00%, 02/01/18	100	110,250
Vale Overseas Ltd.
6.25%, 01/23/17	125	137,314

		921,514
LODGING — 0.15%
Caesars Entertainment Operating Co. Inc.
11.25%, 06/01/17 (Call 12/01/14)	50	37,500
Felcor Lodging LP
6.75%, 06/01/19 (Call 06/01/15)	50	52,000
Marriott International Inc./DE
6.20%, 06/15/16	100	107,979
MGM Resorts International
8.63%, 02/01/19	100	115,750
Wyndham Worldwide Corp.
2.50%, 03/01/18 (Call 02/01/18)	25	25,227

		338,456
MACHINERY — 0.38%
BlueLine Rental Finance Corp.
7.00%, 02/01/19 (Call 02/01/16)[b]	50	52,625
Caterpillar Financial Services Corp.
0.70%, 02/26/16	50	50,087
1.35%, 09/06/16	200	201,877
2.10%, 06/09/19	150	150,206
CNH Industrial Capital LLC
3.38%, 07/15/19[b]	100	97,250
3.63%, 04/15/18	100	100,000
John Deere Capital Corp.
1.95%, 12/13/18	100	99,927
2.25%, 06/07/16	50	51,241
5.75%, 09/10/18	25	28,586

		831,799
MANUFACTURING — 0.35%
3M Co.
1.00%, 06/26/17	100	99,681
Bombardier Inc.
4.75%, 04/15/19[b]	50	51,375
Danaher Corp.
2.30%, 06/23/16	100	102,335

20	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE SHORT-TERM USD BOND ETF

October 31, 2014

Security	Principal (000s)	Value

Eaton Corp.
1.50%, 11/02/17	$75	$74,689
General Electric Co.
0.85%, 10/09/15[d]	150	150,679
5.25%, 12/06/17	75	83,474
Illinois Tool Works Inc.
0.90%, 02/25/17	50	49,861
SPX Corp.
6.88%, 09/01/17	50	54,625
Trinseo Materials Operating SCA/Trinseo Materials Finance Inc.
8.75%, 02/01/19 (Call 08/01/15)	90	95,175
Tyco Electronics Group SA
2.38%, 12/17/18 (Call 11/17/18)	10	10,087

		771,981
MEDIA — 0.94%
21st Century Fox America Inc.
6.90%, 03/01/19	50	59,254
Cablevision Systems Corp.
7.75%, 04/15/18	75	83,550
CBS Corp.
1.95%, 07/01/17	100	101,166
CCO Holdings LLC/CCO Holdings Capital Corp.
7.00%, 01/15/19 (Call 12/01/14)	100	104,250
Comcast Corp.
5.70%, 05/15/18	100	113,429
5.90%, 03/15/16	40	42,825
6.30%, 11/15/17	50	57,068
Cox Communications Inc.
9.38%, 01/15/19[b]	50	63,883
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
2.40%, 03/15/17	50	51,136
3.50%, 03/01/16	115	118,896
DISH DBS Corp.
4.25%, 04/01/18	100	102,500
7.88%, 09/01/19	100	116,125
Historic TW Inc.
6.88%, 06/15/18	25	29,182
iHeartCommunications Inc.
10.00%, 01/15/18 (Call 07/15/16)[d]	50	41,781

Security	Principal (000s)	Value

NBCUniversal Media LLC
2.88%, 04/01/16	$50	$51,540
Numericable Group SA
4.88%, 05/15/19 (Call 05/15/16)[b]	200	199,500
Thomson Reuters Corp.
0.88%, 05/23/16	25	24,957
Time Warner Cable Inc.
5.85%, 05/01/17	50	55,275
8.25%, 04/01/19	100	124,239
8.75%, 02/14/19	50	62,906
Time Warner Inc.
2.10%, 06/01/19	200	196,995
Viacom Inc.
2.50%, 09/01/18	50	50,680
Walt Disney Co. (The)
1.10%, 12/01/17	75	74,453
1.35%, 08/16/16	150	151,741

		2,077,331
MINING — 0.51%
Alcoa Inc.
5.72%, 02/23/19	100	111,389
Barminco Finance Pty Ltd.
9.00%, 06/01/18[b]	25	21,500
Barrick Gold Corp.
6.95%, 04/01/19[d]	50	57,379
BHP Billiton Finance USA Ltd.
1.63%, 02/24/17	150	151,786
FMG Resources August 2006 Pty Ltd.
6.00%, 04/01/17 (Call 04/01/15)[b,d]	50	51,000
Freeport-McMoRan Inc.
2.38%, 03/15/18	50	50,188
Glencore Finance Canada Ltd.
2.70%, 10/25/17[b]	250	254,564
Rio Tinto Finance USA PLC
1.63%, 08/21/17 (Call 07/21/17)	75	75,345
2.25%, 12/14/18 (Call 11/14/18)	100	100,661
Teck Resources Ltd.
2.50%, 02/01/18	25	24,915
Thompson Creek Metals Co. Inc.
7.38%, 06/01/18 (Call 12/01/14)	25	23,000
Vedanta Resources PLC
6.00%, 01/31/19[c]	200	204,000

		1,125,727

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® CORE SHORT-TERM USD BOND ETF

October 31, 2014

Security	Principal (000s)	Value

OFFICE & BUSINESS EQUIPMENT — 0.17%
CDW LLC/CDW Finance Corp.
8.50%, 04/01/19 (Call 04/01/15)	$25	$26,500
Pitney Bowes Inc.
5.75%, 09/15/17	200	221,052
Xerox Corp.
2.75%, 03/15/19	50	50,331
2.95%, 03/15/17	20	20,677
6.40%, 03/15/16	50	53,694

		372,254
OIL & GAS — 2.49%
Anadarko Petroleum Corp.
6.38%, 09/15/17	75	84,511
8.70%, 03/15/19	50	62,624
Apache Corp.
1.75%, 04/15/17	50	50,310
BP Capital Markets PLC
1.38%, 05/10/18	25	24,606
1.85%, 05/05/17	25	25,335
2.24%, 05/10/19	100	99,908
3.13%, 10/01/15	175	179,250
Canadian Natural Resources Ltd.
5.70%, 05/15/17	20	22,020
Chesapeake Energy Corp.
7.25%, 12/15/18	100	114,625
Chevron Corp.
0.89%, 06/24/16	50	50,190
1.72%, 06/24/18 (Call 05/24/18)	100	100,516
CNOOC Finance 2013 Ltd.
1.75%, 05/09/18	200	198,283
CNPC General Capital Ltd.
1.95%, 04/16/18[c]	200	196,982
ConocoPhillips
5.75%, 02/01/19	50	57,319
ConocoPhillips Co.
1.05%, 12/15/17 (Call 11/15/17)	150	148,120
Devon Energy Corp.
2.25%, 12/15/18 (Call 11/15/18)	100	100,160
Energy XXI Gulf Coast Inc.
7.75%, 06/15/19 (Call 06/15/15)	25	22,500
EOG Resources Inc.
2.50%, 02/01/16	50	51,076

Security	Principal (000s)	Value
EP Energy LLC/Everest Acquisition Finance Inc. Series WI
6.88%, 05/01/19 (Call 05/01/15)	$50	$52,000
EPL Oil & Gas Inc.
8.25%, 02/15/18 (Call 02/15/15)	50	48,500
EQT Corp.
8.13%, 06/01/19	50	61,163
EXCO Resources Inc.
7.50%, 09/15/18 (Call 12/01/14)	50	44,125
Exxon Mobil Corp.
0.92%, 03/15/17	100	99,647
Forest Oil Corp.
7.25%, 06/15/19 (Call 12/01/14)[d]	25	24,125
Gazprom OAO Via Gaz Capital SA
9.25%, 04/23/19[c]	200	231,041
Hess Corp.
8.13%, 02/15/19	50	61,235
KazMunaiGaz Finance Sub BV
9.13%, 07/02/18[c]	100	118,250
Korea National Oil Corp.
2.75%, 01/23/19[c]	200	202,859
Linn Energy LLC/Linn Energy Finance Corp.
6.50%, 05/15/19 (Call 05/15/15)	50	46,750
Marathon Oil Corp.
0.90%, 11/01/15	25	25,008
Nabors Industries Inc.
6.15%, 02/15/18	25	27,965
Occidental Petroleum Corp.
1.75%, 02/15/17	70	70,910
Ocean Rig UDW Inc.
7.25%, 04/01/19 (Call 04/01/17)[b,d]	150	128,250
Pacific Rubiales Energy Corp.
5.38%, 01/26/19 (Call 01/26/17)[c]	100	100,250
Petrobras Global Finance BV
2.00%, 05/20/16	50	49,896
3.25%, 03/17/17	100	100,815
Petrobras International Finance Co. SA
3.50%, 02/06/17	40	40,528
5.88%, 03/01/18[d]	50	53,657

22	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE SHORT-TERM USD BOND ETF

October 31, 2014

Security	Principal (000s)	Value

6.13%, 10/06/16	$75	$80,184
7.88%, 03/15/19	100	114,000
Petroleos de Venezuela SA Series 2016
5.13%, 10/28/16[c]	200	149,000
Petroleos Mexicanos
3.50%, 07/18/18	150	154,875
5.75%, 03/01/18	25	27,594
Petronas Capital Ltd.
5.25%, 08/12/19[b]	100	112,324
Phillips 66
2.95%, 05/01/17[d]	20	20,773
Pride International Inc.
8.50%, 06/15/19	50	61,764
Shell International Finance BV
1.13%, 08/21/17	75	74,882
2.00%, 11/15/18	275	277,257
Sinopec Group Overseas Development 2014 Ltd.
1.75%, 04/10/17[c,d]	200	199,744
Statoil ASA
1.80%, 11/23/16	200	203,598
3.13%, 08/17/17	32	33,622
Suncor Energy Inc.
6.10%, 06/01/18	125	143,202
Total Capital International SA
0.75%, 01/25/16	40	40,080
1.00%, 08/12/16	200	200,858
Transocean Inc.
5.05%, 12/15/16	70	73,492
6.00%, 03/15/18	175	186,736
Ultra Petroleum Corp.
5.75%, 12/15/18 (Call 12/15/15)[b]	50	49,500
Valero Energy Corp.
9.38%, 03/15/19	50	63,773
Whiting Petroleum Corp.
5.00%, 03/15/19 (Call 12/15/18)	50	51,750

		5,494,317
OIL & GAS SERVICES — 0.13%
Basic Energy Services Inc.
7.75%, 02/15/19 (Call 02/15/15)	100	97,500
Cameron International Corp.
1.15%, 12/15/16	50	49,878

Security	Principal (000s)	Value

Halliburton Co.
2.00%, 08/01/18 (Call 07/01/18)	$50	$50,285
Weatherford International LLC
6.35%, 06/15/17	25	27,851
Weatherford International Ltd./Bermuda
9.63%, 03/01/19	50	63,694

		289,208
PACKAGING & CONTAINERS — 0.14%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
6.25%, 01/31/19 (Call 01/31/16)[b]	200	201,500
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer Inc.
6.00%, 06/15/17 (Call 06/15/16)[b]	100	99,750

		301,250
PHARMACEUTICALS — 0.98%
AbbVie Inc.
1.20%, 11/06/15	100	100,518
1.75%, 11/06/17	75	75,171
2.00%, 11/06/18	150	148,806
Actavis Inc.
1.88%, 10/01/17	25	24,721
Cardinal Health Inc.
1.70%, 03/15/18	25	24,790
Eli Lilly & Co.
1.95%, 03/15/19	25	25,075
Endo Finance LLC & Endo Finco Inc.
7.00%, 07/15/19 (Call 07/15/15)[b]	100	105,250
Express Scripts Holding Co.
2.65%, 02/15/17	25	25,717
3.13%, 05/15/16	250	258,221
Forest Laboratories Inc.
4.38%, 02/01/19[b]	50	52,373
GlaxoSmithKline Capital Inc.
0.70%, 03/18/16	25	25,028
GlaxoSmithKline Capital PLC
1.50%, 05/08/17	200	201,972
Johnson & Johnson
1.65%, 12/05/18	50	50,042

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® CORE SHORT-TERM USD BOND ETF

October 31, 2014

Security	Principal (000s)	Value

McKesson Corp.
1.29%, 03/10/17	$50	$49,930
1.40%, 03/15/18	100	98,250
Merck & Co. Inc.
1.30%, 05/18/18	175	173,445
Novartis Securities Investment Ltd.
5.13%, 02/10/19	50	56,374
Pfizer Inc.
0.90%, 01/15/17	400	399,981
2.10%, 05/15/19	50	50,198
Sanofi
2.63%, 03/29/16	100	102,817
Valeant Pharmaceuticals International Inc.
6.75%, 08/15/18 (Call 08/15/15)[b]	100	106,375

		2,155,054
PIPELINES — 0.56%
Buckeye Partners LP
2.65%, 11/15/18 (Call 10/15/18)	25	24,831
Energy Transfer Partners LP
6.70%, 07/01/18	50	57,391
9.70%, 03/15/19	100	127,926
Enterprise Products Operating LLC
3.20%, 02/01/16	25	25,739
6.50%, 01/31/19	100	116,861
Series L
6.30%, 09/15/17	25	28,231
Kinder Morgan Energy Partners LP
3.50%, 03/01/16	20	20,615
5.95%, 02/15/18	100	111,803
Kinder Morgan Finance Co. LLC
6.00%, 01/15/18[b]	50	54,812
NGPL PipeCo LLC
9.63%, 06/01/19 (Call 06/01/15)[b,d]	50	53,250
Niska Gas Storage Canada ULC/Niska Gas Storage Canada Finance Corp.
6.50%, 04/01/19 (Call 10/01/16)[b]	50	37,250
ONEOK Partners LP
2.00%, 10/01/17 (Call 09/01/17)	25	25,157
3.20%, 09/15/18 (Call 08/15/18)	25	25,804
8.63%, 03/01/19	50	62,016

Security	Principal (000s)	Value

Plains All American Pipeline LP/PAA Finance Corp.
6.13%, 01/15/17	$100	$110,335
Rockies Express Pipeline LLC
6.85%, 07/15/18[b]	50	53,500
Southern Natural Gas Co. LLC
5.90%, 04/01/17[b]	50	54,923
Tesoro Logistics LP/Tesoro Logistics Finance Corp.
5.50%, 10/15/19 (Call 09/15/19)[b]	50	51,375
TransCanada PipeLines Ltd.
0.75%, 01/15/16[d]	100	99,980
Williams Partners LP/Williams Partners Finance Corp.
7.25%, 02/01/17	75	84,286

		1,226,085
REAL ESTATE — 0.42%
Agile Property Holdings Ltd.
8.38%, 02/18/19 (Call 02/18/17)[c]	200	180,634
China Resources Land Ltd.
4.38%, 02/27/19[c]	200	204,970
Realogy Group LLC/Realogy Co-Issuer Corp.
4.50%, 04/15/19[b,d]	50	50,125
Shui On Development Holding Ltd.
8.70%, 05/19/18[c]	300	300,941
Sun Hung Kai Properties Capital Market Ltd.
3.38%, 02/25/24 (Call 02/25/19)[a],c	200	199,935

		936,605
REAL ESTATE INVESTMENT TRUSTS — 0.46%
American Tower Corp.
3.40%, 02/15/19	50	51,125
7.00%, 10/15/17	25	28,322
ARC Properties Operating Partnership LP/Clark Acquisition LLC Series WI
3.00%, 02/06/19 (Call 01/06/19)	50	48,268
Boston Properties LP
3.70%, 11/15/18 (Call 08/15/18)	50	52,978

24	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE SHORT-TERM USD BOND ETF

October 31, 2014

Security	Principal (000s)	Value
ERP Operating LP
5.38%, 08/01/16	$50	$53,769
HCP Inc.
3.75%, 02/01/16	20	20,715
6.00%, 01/30/17	50	55,102
Health Care REIT Inc.
3.63%, 03/15/16	50	51,786
4.13%, 04/01/19 (Call 01/01/19)	100	106,850
iStar Financial Inc.
5.00%, 07/01/19 (Call 07/01/16)	50	49,750
Kimco Realty Corp.
5.78%, 03/15/16	100	106,478
Mack-Cali Realty LP
7.75%, 08/15/19	100	119,027
Prologis LP
2.75%, 02/15/19 (Call 01/15/19)	100	101,358
Simon Property Group LP
2.15%, 09/15/17 (Call 06/15/17)	75	76,498
2.20%, 02/01/19 (Call 11/01/18)	50	50,367
Ventas Realty LP/Ventas Capital Corp.
2.00%, 02/15/18 (Call 01/15/18)	50	50,219

		1,022,612
RETAIL — 0.62%
AutoZone Inc.
1.30%, 01/13/17	25	24,988
Claire’s Stores Inc.
9.00%, 03/15/19 (Call 03/15/15)[b]	50	51,000
Costco Wholesale Corp.
1.13%, 12/15/17	25	24,827
CVS Health Corp.
2.25%, 12/05/18 (Call 11/05/18)	100	100,734
5.75%, 06/01/17	9	9,980
Darden Restaurants Inc.
6.45%, 10/15/17[d]	50	55,333
Home Depot Inc. (The)
2.25%, 09/10/18 (Call 08/10/18)	50	50,876
5.40%, 03/01/16	50	53,170
Jo-Ann Stores LLC
8.13%, 03/15/19 (Call 12/01/14)[b]	25	24,000
L Brands Inc.
6.90%, 07/15/17[d]	100	111,500

Security	Principal (000s)	Value
Lowe’s Companies Inc.
1.63%, 04/15/17 (Call 03/15/17)	$25	$25,223
Petco Holdings Inc.
8.50%, 10/15/17 (Call 12/01/14)[b]	100	100,500
Sears Holdings Corp.
6.63%, 10/15/18	50	46,000
Starbucks Corp.
2.00%, 12/05/18 (Call 11/05/18)	75	74,712
Target Corp.
5.38%, 05/01/17[d]	100	110,064
Toys R Us Property Co. II LLC
8.50%, 12/01/17 (Call 12/01/14)	50	50,000
Wal-Mart Stores Inc.
0.60%, 04/11/16[d]	250	250,227
1.95%, 12/15/18	75	75,449
5.80%, 02/15/18	50	56,463
Walgreen Co.
1.80%, 09/15/17	25	25,075
5.25%, 01/15/19	50	55,649

		1,375,770
SAVINGS & LOANS — 0.09%
Santander Holdings USA Inc./PA
3.45%, 08/27/18 (Call 07/27/18)	200	208,059

		208,059
SEMICONDUCTORS — 0.27%
Advanced Micro Devices Inc.
6.75%, 03/01/19	100	94,500
Altera Corp.
2.50%, 11/15/18	100	100,889
Intel Corp.
1.35%, 12/15/17	100	99,750
1.95%, 10/01/16	25	25,523
KLA-Tencor Corp.
6.90%, 05/01/18	25	28,975
Texas Instruments Inc.
1.65%, 08/03/19	200	195,426
2.38%, 05/16/16	50	51,308

		596,371
SHIPBUILDING — 0.02%
Huntington Ingalls Industries Inc.
6.88%, 03/15/18 (Call 03/15/15)	50	52,250

		52,250

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® CORE SHORT-TERM USD BOND ETF

October 31, 2014

Security	Principal (000s)	Value

SOFTWARE — 0.27%
BMC Software Inc.
7.25%, 06/01/18	$50	$49,500
First Data Corp.
7.38%, 06/15/19 (Call 06/15/15)[b]	50	53,000
Infor U.S. Inc.
9.38%, 04/01/19 (Call 04/01/15)	50	54,375
Microsoft Corp.
1.63%, 12/06/18	100	99,710
Oracle Corp.
1.20%, 10/15/17	75	74,714
5.00%, 07/08/19	125	140,628
5.75%, 04/15/18	100	113,433

		585,360
TELECOMMUNICATIONS — 1.44%
AT&T Inc.
0.90%, 02/12/16	50	50,116
1.60%, 02/15/17	50	50,380
1.70%, 06/01/17	25	25,201
2.30%, 03/11/19[d]	225	225,850
2.95%, 05/15/16	150	154,649
5.50%, 02/01/18	25	27,925
Avaya Inc.
7.00%, 04/01/19 (Call 04/01/15)[b]	50	49,125
British Telecommunications PLC
1.63%, 06/28/16	200	201,664
Cisco Systems Inc.
1.10%, 03/03/17	50	50,090
4.95%, 02/15/19	100	111,853
5.50%, 02/22/16	150	159,590
Deutsche Telekom International Finance BV
6.00%, 07/08/19	100	116,304
Embarq Corp.
7.08%, 06/01/16	25	27,090
Frontier Communications Corp.
8.25%, 04/15/17	50	56,062
Intelsat Jackson Holdings SA
7.25%, 04/01/19 (Call 04/01/15)	50	52,500
Level 3 Communications Inc.
11.88%, 02/01/19 (Call 02/01/15)	50	53,875
Level 3 Financing Inc.
8.13%, 07/01/19 (Call 07/01/15)	50	53,500

Security	Principal (000s)	Value

Orange SA
5.38%, 07/08/19	$50	$56,416
Rogers Communications Inc.
6.80%, 08/15/18	25	29,169
Sprint Capital Corp.
6.90%, 05/01/19	75	79,500
Sprint Communications Inc.
8.38%, 08/15/17	100	112,875
9.00%, 11/15/18[b]	150	176,437
T-Mobile USA Inc.
5.25%, 09/01/18 (Call 09/01/15)[d]	100	103,750
Telecom Italia Capital SA
7.00%, 06/04/18	50	55,938
Telefonica Emisiones SAU
3.99%, 02/16/16	50	51,903
6.22%, 07/03/17	75	83,669
Verizon Communications Inc.
3.00%, 04/01/16	200	205,993
3.65%, 09/14/18	125	132,266
6.35%, 04/01/19	100	116,647
VimpelCom Holdings BV
6.25%, 03/01/17[c]	200	202,010
Vodafone Group PLC
1.25%, 09/26/17[d]	45	44,527
1.50%, 02/19/18	200	197,146
Windstream Corp.
7.88%, 11/01/17	50	55,660

		3,169,680
TRANSPORTATION — 0.36%
Burlington Northern Santa Fe LLC
5.75%, 03/15/18	100	113,187
Canadian Pacific Railway Co.
7.25%, 05/15/19	100	121,082
CSX Corp.
6.25%, 03/15/18	100	114,465
Florida East Coast Holdings Corp.
6.75%, 05/01/19 (Call 05/01/16)[b]	50	51,594
Ryder System Inc.
2.45%, 11/15/18 (Call 10/15/18)	50	50,304
2.50%, 03/01/17 (Call 02/01/17)	120	122,961
United Parcel Service Inc.
5.50%, 01/15/18	100	112,510

26	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE SHORT-TERM USD BOND ETF

October 31, 2014

Security	Principal (000s)	Value

XPO Logistics Inc.
7.88%, 09/01/19 (Call 09/01/16)[b]	$100	$104,750

		790,853
TRUCKING & LEASING — 0.02%
GATX Corp.
2.50%, 03/15/19	50	50,147

		50,147

TOTAL CORPORATE BONDS & NOTES
(Cost: $69,812,552)		69,613,023

FOREIGN GOVERNMENT OBLIGATIONS[f] — 6.94%

ARGENTINA — 0.14%
Argentina Boden Bonds
7.00%, 10/03/15	300	280,367
Argentine Republic Government International Bond
8.75%, 06/02/17[g]	25	22,000

		302,367
BRAZIL — 0.15%
Banco Nacional de Desenvolvimento Economico e Social
4.00%, 04/14/19[c]	200	202,440
Brazilian Government International Bond
8.00%, 01/15/18	117	128,625

		331,065
CANADA — 0.90%
Canada Government International Bond
0.88%, 02/14/17	35	35,120
1.63%, 02/27/19	150	150,444
Export Development Canada
0.75%, 12/15/17	375	370,631
Province of British Columbia
1.20%, 04/25/17	25	25,200
Province of Manitoba
1.75%, 05/30/19	150	149,844
4.90%, 12/06/16	50	54,346
Province of Ontario
1.00%, 07/22/16	500	502,589
1.20%, 02/14/18	35	34,774
1.65%, 09/27/19	100	98,589

Security	Principal (000s)	Value

2.00%, 01/30/19	$50	$50,541
4.75%, 01/19/16	50	52,587
Province of Quebec
5.13%, 11/14/16	432	470,137

		1,994,802
CAYMAN ISLANDS — 0.10%
IPIC GMTN Ltd.
3.75%, 03/01/17[b]	200	211,000

		211,000
COLOMBIA — 0.10%
Colombia Government International Bond
7.38%, 01/27/17	200	226,300

		226,300
FINLAND — 0.09%
Finland Government International Bond
2.25%, 03/17/16[b]	200	204,956

		204,956
FRANCE — 0.23%
Caisse d’Amortissement Dette Sociale
2.13%, 04/12/17[b]	500	514,603

		514,603
GERMANY — 0.09%
FMS Wertmanagement AoeR
1.63%, 11/20/18	200	200,882

		200,882
INDONESIA — 0.16%
Indonesia Government International Bond
11.63%, 03/04/19[c]	100	134,000
Perusahaan Penerbit SBSN Indonesia III
6.13%, 03/15/19[c]	200	222,000

		356,000
ISRAEL — 0.05%
Israel Government International Bond
5.13%, 03/26/19	100	113,000

		113,000

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® CORE SHORT-TERM USD BOND ETF

October 31, 2014

Security	Principal (000s)	Value

ITALY — 0.07%
Italy Government International Bond
5.38%, 06/12/17	$150	$164,530

		164,530
JAPAN — 0.14%
Japan Bank for International Cooperation
1.75%, 07/31/18	200	201,757
2.50%, 05/18/16	100	103,056

		304,813
LEBANON — 0.05%
Lebanon Government International Bond
5.50%, 04/23/19	100	101,519

		101,519
MEXICO — 0.08%
Mexico Government International Bond
5.63%, 01/15/17	100	109,400
11.38%, 09/15/16	50	59,925

		169,325
NETHERLANDS — 0.18%
Nederlandse Waterschapsbank NV
1.88%, 03/13/19[b]	200	201,436
Netherlands Government Bond
1.00%, 02/24/17[b]	200	200,766

		402,202
NORWAY — 0.14%
Kommunalbanken AS
1.38%, 06/08/17[b,d]	200	202,050
2.13%, 03/15/19[b]	100	101,944

		303,994
PHILIPPINES — 0.12%
Philippine Government International Bond
8.38%, 06/17/19	100	126,000
9.38%, 01/18/17	125	146,562

		272,562
POLAND — 0.11%
Poland Government International Bond
6.38%, 07/15/19	200	237,426

		237,426

Security	Principal (000s)	Value

QATAR — 0.09%
SoQ Sukuk A Q.S.C
2.10%, 01/18/18[c]	$200	$203,000

		203,000
RUSSIA — 0.09%
Russian Foreign Bond – Eurobond
3.50%, 01/16/19[c]	200	196,626

		196,626
SOUTH AFRICA — 0.13%
South Africa Government International Bond
6.88%, 05/27/19	250	287,560

		287,560
SOUTH KOREA — 0.15%
Export-Import Bank of Korea (The)
2.88%, 09/17/18	200	205,338
Republic of Korea
7.13%, 04/16/19	100	121,595

		326,933
SRI LANKA — 0.10%
Sri Lanka Government International Bond
6.00%, 01/14/19[c]	200	212,000

		212,000
SUPRANATIONAL — 2.88%
African Development Bank
1.13%, 03/15/17	250	251,767
Asian Development Bank
0.50%, 06/20/16	200	200,096
1.13%, 03/15/17	85	85,660
1.88%, 04/12/19	250	253,000
Corp. Andina de Fomento
3.75%, 01/15/16	25	25,856
Council of Europe Development Bank
1.13%, 05/31/18	100	99,246
1.25%, 09/22/16	50	50,588
1.50%, 06/19/17	32	32,445
European Bank for Reconstruction & Development
0.75%, 09/01/17	250	248,250
1.63%, 11/15/18[d]	100	100,635

28	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE SHORT-TERM USD BOND ETF

October 31, 2014

Security	Principal (000s)	Value

European Investment Bank
0.50%, 08/15/16	$1,125	$1,124,395
0.63%, 04/15/16	150	150,585
1.00%, 12/15/17	320	319,149
1.00%, 03/15/18	100	99,205
1.00%, 06/15/18	425	420,113
1.13%, 09/15/17	150	150,582
1.63%, 06/15/17[d]	70	71,330
Inter-American Development Bank
0.88%, 11/15/16	300	301,507
1.38%, 10/18/16	400	406,045
4.25%, 09/10/18	75	82,942
International Bank for Reconstruction & Development
0.38%, 11/16/15	50	50,049
0.88%, 04/17/17	250	250,356
2.13%, 03/15/16	200	204,856
Series GDIF
1.88%, 03/15/19	475	480,826
International Finance Corp.
0.50%, 05/16/16	150	150,193
0.63%, 12/21/17	40	39,366
1.75%, 09/16/19	200	200,197
2.25%, 04/11/16	300	308,202
Nordic Investment Bank
0.50%, 04/14/16	200	200,307

		6,357,748
SWEDEN — 0.30%
Kommuninvest I Sverige AB
1.63%, 02/13/17[c]	250	254,570
Svensk Exportkredit AB
1.13%, 04/05/18	200	198,488
1.75%, 05/30/17	50	50,985
Sweden Government International Bond
1.00%, 02/27/18[b]	150	148,718

		652,761
TURKEY — 0.10%
Turkey Government International Bond
7.00%, 09/26/16	100	109,354
7.00%, 03/11/19	100	114,660

		224,014

Security	Principal (000s)	Value

UKRAINE — 0.12%
Financing of Infrastrucural Projects State Enterprise
9.00%, 12/07/17[c]	$200	$171,000
Ukraine Government International Bond
6.75%, 11/14/17[c]	100	87,250

		258,250
UNITED KINGDOM — 0.05%
Bank of England Euro Note
0.50%, 03/21/16[b]	100	100,165

		100,165
VENEZUELA — 0.03%
Venezuela Government International Bond
7.00%, 12/01/18[c]	100	66,500

		66,500

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $15,274,504)		15,296,903

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 57.65%

MORTGAGE-BACKED SECURITIES — 6.25%
Federal Home Loan Mortgage Corp.
2.50%, 11/01/29[h]	1,950	1,976,813
3.00%, 05/01/29	956	991,433
3.50%, 11/01/29[h]	520	549,331
4.00%, 11/01/29[h]	400	424,125
4.50%, 11/01/29[h]	380	400,603
Federal National Mortgage Association
2.50%, 11/01/29[h]	2,025	2,054,742
3.00%, 11/01/26	2,225	2,307,395
3.50%, 11/01/29[h]	2,630	2,778,348
4.00%, 11/01/29[h]	1,250	1,326,758
4.50%, 11/01/29[h]	930	979,406

		13,788,954
U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.55%
Federal Home Loan Banks
0.38%, 02/19/16[d]	1,000	1,000,662
0.38%, 06/24/16	600	599,755
0.50%, 11/20/15[d]	300	300,868

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® CORE SHORT-TERM USD BOND ETF

October 31, 2014

Security	Principal (000s)	Value

0.63%, 12/28/16[d]	$300	$300,008
1.00%, 06/21/17[d]	175	175,687
Federal Home Loan Mortgage Corp.
0.50%, 05/13/16[d]	1,450	1,452,888
0.88%, 10/14/16[d]	1,115	1,122,320
0.88%, 03/07/18	500	494,294
1.00%, 06/29/17	100	100,330
1.00%, 09/29/17	100	99,966
Federal National Mortgage Association
0.38%, 07/05/16	600	599,515
0.50%, 05/27/15	900	901,911
0.50%, 09/28/15	300	300,951
0.50%, 03/30/16	200	200,387
0.63%, 08/26/16[d]	200	200,554
0.88%, 02/08/18	250	247,394
0.88%, 05/21/18	370	364,643
1.75%, 06/20/19[d]	1,400	1,403,303
1.75%, 09/12/19[d]	700	699,770
1.88%, 09/18/18[d]	300	305,042
1.88%, 02/19/19	300	303,766
2.50%, 07/01/28	2,533	2,581,060
2.62%, 04/01/44[a]	921	951,913
3.00%, 10/01/28	943	983,002
3.00%, 11/01/28	916	954,072

		16,644,061
U.S. GOVERNMENT OBLIGATIONS — 43.85%
U.S. Treasury Bonds
7.25%, 05/15/16[d]	425	469,659
8.75%, 05/15/17	150	180,097
9.13%, 05/15/18	250	319,118
U.S. Treasury Notes
0.25%, 07/15/15	500	500,525
0.25%, 09/15/15[d]	500	500,545
0.25%, 09/30/15[d]	300	300,363
0.25%, 11/30/15[d]	1,000	1,000,860
0.25%, 12/15/15	1,500	1,501,230
0.38%, 06/30/15	600	601,104
0.38%, 11/15/15	450	450,963
0.38%, 01/15/16[d]	1,750	1,753,272
0.38%, 02/15/16	4,000	4,007,440
0.38%, 03/15/16[d]	400	400,548
0.38%, 05/31/16	2,300	2,301,265

Security	Principal (000s)	Value

0.50%, 06/15/16	$1,000	$1,002,360
0.50%, 06/30/16	4,400	4,409,064
0.50%, 07/31/17[d]	500	495,095
0.63%, 07/15/16[d]	500	501,915
0.63%, 08/15/16[d]	1,520	1,525,168
0.63%, 10/15/16	500	501,220
0.63%, 11/15/16	3,000	3,005,100
0.63%, 12/15/16	1,100	1,101,430
0.63%, 08/31/17[d]	2,000	1,984,460
0.63%, 09/30/17	1,000	991,180
0.63%, 04/30/18	150	147,119
0.75%, 06/30/17	800	798,536
0.75%, 10/31/17[d]	100	99,354
0.75%, 02/28/18[d]	1,810	1,787,447
0.75%, 03/31/18	225	221,909
0.88%, 09/15/16	1,300	1,309,867
0.88%, 11/30/16	700	704,683
0.88%, 05/15/17[d]	270	270,788
0.88%, 06/15/17[d]	2,900	2,906,496
0.88%, 07/31/19	700	677,341
1.00%, 09/30/16[d]	500	504,845
1.00%, 10/31/16	1,900	1,918,392
1.00%, 05/31/18[d]	300	297,690
1.00%, 06/30/19	1,500	1,461,855
1.00%, 08/31/19	1,000	971,590
1.00%, 09/30/19	1,600	1,552,208
1.25%, 09/30/15	1,200	1,212,132
1.25%, 10/31/15	1,500	1,516,290
1.25%, 10/31/18	520	517,540
1.25%, 11/30/18	2,000	1,988,280
1.38%, 11/30/15	1,200	1,215,420
1.38%, 06/30/18[d]	1,920	1,928,314
1.38%, 07/31/18[d]	500	501,695
1.38%, 11/30/18	800	799,600
1.38%, 12/31/18	500	498,930
1.38%, 02/28/19	730	726,678
1.50%, 06/30/16[d]	500	509,130
1.50%, 08/31/18[d]	1,180	1,188,307
1.50%, 12/31/18	500	501,410
1.50%, 01/31/19	500	500,855
1.50%, 02/28/19[d]	600	600,588
1.50%, 05/31/19	500	499,045
1.63%, 04/30/19[d]	90	90,407

30	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE SHORT-TERM USD BOND ETF

October 31, 2014

Security	Principal or Shares (000s)	Value
1.63%, 06/30/19[d]	$1,000	$1,003,220
1.63%, 07/31/19[d]	1,250	1,252,825
1.75%, 07/31/15	800	809,688
1.75%, 09/30/19	2,000	2,013,320
1.88%, 10/31/17	700	718,816
2.00%, 01/31/16	2,000	2,044,200
2.25%, 11/30/17	400	415,016
2.25%, 07/31/18	750	776,370
2.38%, 07/31/17[d]	1,400	1,457,526
2.38%, 06/30/18	2,050	2,131,939
2.75%, 05/31/17	750	787,883
2.75%, 12/31/17	1,500	1,579,575
3.00%, 02/28/17	150	158,104
3.13%, 04/30/17	1,000	1,058,880
3.13%, 05/15/19	130	139,032
3.25%, 06/30/16[d]	300	314,193
3.25%, 07/31/16[d]	1,000	1,049,210
3.25%, 12/31/16[d]	3,500	3,698,205
3.25%, 03/31/17	150	159,080
3.63%, 08/15/19	1,000	1,093,570
4.25%, 11/15/17	2,000	2,194,800
4.50%, 11/15/15[d]	300	313,410
4.63%, 02/15/17[d]	2,800	3,052,784
4.88%, 08/15/16[d]	1,430	1,542,427
8.88%, 08/15/17[d]	5,500	6,711,485

		96,704,280

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
(Cost: $126,761,563)		127,137,295

SHORT-TERM INVESTMENTS — 24.92%

MONEY MARKET FUNDS — 24.92%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[e,i,j]	37,287	37,287,364
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[e,i,j]	3,575	3,575,329

Security	Shares (000s)	Value

BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[e,i]	14,093	$14,092,954

		54,955,647

TOTAL SHORT-TERM INVESTMENTS (Cost: $54,955,647)		54,955,647

TOTAL INVESTMENTS IN SECURITIES — 123.99%
(Cost: $273,234,314)		273,418,212
Other Assets, Less Liabilities — (23.99)%		(52,909,830)

NET ASSETS — 100.00%		$220,508,382

[a]	Variable rate security. Rate shown is as of report date.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	All or a portion of this security represents a security on loan. See Note 1.
[e]	Affiliated issuer. See Note 2.
[f]	Investments are denominated in U.S. dollars.
[g]	Issuer is in default of interest payments.
[h]	To-be-announced (TBA). See Note 1.
[i]	The rate quoted is the annualized seven-day yield of the fund at period end.
[j]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2014

Security	Principal (000s)	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.87%

MORTGAGE-BACKED SECURITIES — 1.87%
Bear Stearns Commercial Mortgage Securities Inc. Series 2006-PW13, Class A4
5.54%, 09/11/41	$95	$101,177
FHLMC Multifamily Structured Pass Through Certificates
Series K008, Class A1
2.75%, 12/25/19	41	42,181
Series K020, Class A2
2.37%, 05/25/22	50	49,367
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2006-LDP8, Class A4
5.40%, 05/15/45	92	98,002
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class A3
5.87%, 09/15/45[a]	75	83,313
WF-RBS Commercial Mortgage Trust Series 2012-C10, Class A3
2.88%, 12/15/45	100	98,766

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost: $472,592)		472,806

CORPORATE BONDS & NOTES — 33.38%

AEROSPACE & DEFENSE — 0.40%
Lockheed Martin Corp.
3.35%, 09/15/21	25	25,879
Northrop Grumman Corp.
3.25%, 08/01/23	25	24,934
United Technologies Corp.
3.10%, 06/01/22	50	50,763

		101,576
AGRICULTURE — 0.33%
Altria Group Inc.
4.75%, 05/05/21	50	54,909
Philip Morris International Inc.
5.65%, 05/16/18	25	28,299

		83,208

Security	Principal (000s)	Value

AIRLINES — 0.10%
U.S. Airways 2013-1 Class A Pass Through Trust
3.95%, 05/15/27	$25	$25,250

		25,250
AUTO MANUFACTURERS — 0.33%
Ford Motor Co.
7.45%, 07/16/31	25	33,458
Toyota Motor Credit Corp.
2.10%, 01/17/19	50	50,284

		83,742
BANKS — 6.76%
Abbey National Treasury Services PLC/London
1.38%, 03/13/17	25	25,065
Australia & New Zealand Banking Group Ltd./New York NY
2.25%, 06/13/19	25	25,067
Bank Nederlandse Gemeenten NV
0.88%, 02/21/17[b]	50	49,958
Bank of America Corp.
3.88%, 03/22/17	75	79,165
4.00%, 04/01/24	50	51,607
Bank of Montreal
2.50%, 01/11/17	25	25,789
Bank of New York Mellon Corp. (The)
3.65%, 02/04/24 (Call 01/05/24)	25	25,619
Bank of Nova Scotia (The)
1.38%, 12/18/17 (Call 11/18/17)	25	24,873
BB&T Corp.
2.25%, 02/01/19 (Call 01/02/19)	25	25,160
BNP Paribas SA
1.38%, 03/17/17	50	49,968
Capital One Financial Corp.
6.15%, 09/01/16	25	27,205
CIT Group Inc.
3.88%, 02/19/19	50	50,312
Citigroup Inc.
1.35%, 03/10/17	50	49,916
1.70%, 07/25/16	25	25,219
6.00%, 10/31/33	25	28,514
Commonwealth Bank of Australia
3.25%, 03/17/16[b]	25	25,879

32	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2014

Security	Principal (000s)	Value

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands
3.88%, 02/08/22	$50	$52,856
Deutsche Bank AG/London
2.50%, 02/13/19	50	50,490
Fifth Third Bancorp
4.30%, 01/16/24 (Call 12/16/23)	25	26,045
Goldman Sachs Group Inc. (The)
6.25%, 09/01/17	50	56,129
6.25%, 02/01/41	25	30,769
HSBC Holdings PLC
5.10%, 04/05/21	75	84,684
JPMorgan Chase & Co.
1.35%, 02/15/17	75	74,996
6.40%, 05/15/38	25	32,246
KfW
0.63%, 12/15/16	75	74,999
1.88%, 04/01/19	50	50,575
2.13%, 01/17/23	25	24,604
Landwirtschaftliche Rentenbank
2.13%, 07/15/16	25	25,687
Lloyds Bank PLC
4.88%, 01/21/16	50	52,462
Macquarie Bank Ltd.
5.00%, 02/22/17[b]	50	53,873
Morgan Stanley
4.75%, 03/22/17	50	53,776
7.25%, 04/01/32	25	33,683
Oesterreichische Kontrollbank AG
2.00%, 06/03/16	25	25,604
PNC Financial Services Group Inc. (The)
2.85%, 11/09/22[c,d]	25	24,350
Royal Bank of Scotland Group PLC
6.00%, 12/19/23	50	53,813
Royal Bank of Scotland PLC (The)
6.13%, 01/11/21	25	29,271
State Street Corp.
1.35%, 05/15/18	25	24,728
SunTrust Banks Inc.
3.60%, 04/15/16 (Call 03/15/16)	25	25,913
U.S. Bancorp/MN
1.95%, 11/15/18 (Call 10/15/18)	25	25,002

Security	Principal (000s)	Value

Wells Fargo & Co.
2.63%, 12/15/16	$50	$51,620
5.61%, 01/15/44	25	28,626
Westpac Banking Corp.
2.00%, 08/14/17	50	50,772

		1,706,889
BEVERAGES — 0.60%
Anheuser-Busch InBev Finance Inc.
3.70%, 02/01/24	50	51,403
Diageo Capital PLC
1.13%, 04/29/18	50	48,931
PepsiCo Inc.
3.60%, 03/01/24 (Call 12/01/23)	50	51,429

		151,763
BIOTECHNOLOGY — 0.20%
Amgen Inc.
3.63%, 05/15/22 (Call 02/15/22)	50	51,032

		51,032
BUILDING MATERIALS — 0.11%
Holcim U.S. Finance Sarl & Cie SCS
6.00%, 12/30/19[b]	25	28,867

		28,867
CHEMICALS — 0.51%
Ashland Inc.
4.75%, 08/15/22 (Call 05/15/22)	25	25,187
CF Industries Inc.
3.45%, 06/01/23	25	24,662
Dow Chemical Co. (The)
4.38%, 11/15/42 (Call 05/15/42)	25	23,709
E.I. du Pont de Nemours & Co.
6.00%, 07/15/18	25	28,690
LYB International Finance BV
4.00%, 07/15/23	25	25,960

		128,208
COMMERCIAL SERVICES — 0.53%
ADT Corp. (The)
6.25%, 10/15/21	25	26,250
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
5.13%, 06/01/22 (Call 06/01/17)[b]	25	24,700
ERAC USA Finance LLC
6.38%, 10/15/17[b]	50	56,649

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2014

Security	Principal (000s)	Value

Harland Clarke Holdings Corp.
6.88%, 03/01/20 (Call 03/01/17)[b]	$25	$25,687

		133,286
COMPUTERS — 0.32%
Apple Inc.
3.85%, 05/04/43	25	23,759
Hewlett-Packard Co.
2.75%, 01/14/19	25	25,159
International Business Machines Corp.
8.38%, 11/01/19	25	32,356

		81,274
COSMETICS & PERSONAL CARE — 0.31%
Avon Products Inc.
5.00%, 03/15/23	25	23,250
Procter & Gamble Co. (The)
4.70%, 02/15/19	50	55,874

		79,124
DISTRIBUTION & WHOLESALE — 0.21%
HD Supply Inc.
7.50%, 07/15/20 (Call 10/15/16)	50	53,250

		53,250
DIVERSIFIED FINANCIAL SERVICES — 1.77%
Ally Financial Inc.
5.50%, 02/15/17	50	53,185
American Express Credit Corp.
1.30%, 07/29/16	50	50,313
CME Group Inc./IL
3.00%, 09/15/22	25	24,940
Credit Suisse USA Inc.
5.38%, 03/02/16	25	26,494
General Electric Capital Corp.
1.50%, 07/12/16	25	25,334
2.30%, 01/14/19	50	50,847
6.88%, 01/10/39	25	34,206
General Motors Financial Co. Inc.
4.75%, 08/15/17	50	53,375
Jefferies Group LLC
5.13%, 04/13/18	25	27,218
Navient Corp.
6.13%, 03/25/24	50	51,625
Nomura Holdings Inc.
2.75%, 03/19/19	50	50,415

		447,952

Security	Principal (000s)	Value

ELECTRIC — 2.36%
Abu Dhabi National Energy Co.
6.25%, 09/16/19[b]	$100	$117,313
American Electric Power Co. Inc.
2.95%, 12/15/22 (Call 09/15/22)	25	24,355
Berkshire Hathaway Energy Co.
5.15%, 11/15/43 (Call 05/15/43)	25	27,993
Commonwealth Edison Co.
2.15%, 01/15/19 (Call 12/15/18)	50	50,200
Consolidated Edison Co. of New York Inc.
4.45%, 03/15/44 (Call 09/15/43)	25	26,088
Duke Energy Carolinas LLC
4.00%, 09/30/42 (Call 03/30/42)	25	25,005
Duke Energy Corp.
1.63%, 08/15/17	25	25,104
Electricite de France SA
6.50%, 01/26/19[b]	50	58,498
Florida Power & Light Co.
5.95%, 02/01/38	25	32,071
NRG Energy Inc.
6.25%, 05/01/24 (Call 05/01/19)[b]	50	51,625
Pacific Gas & Electric Co.
6.05%, 03/01/34	25	31,123
PPL Capital Funding Inc.
3.40%, 06/01/23 (Call 03/01/23)	25	24,918
PPL Energy Supply LLC
4.60%, 12/15/21 (Call 09/15/21)	50	47,136
Southern Power Co.
5.15%, 09/15/41	25	27,606
Virginia Electric and Power Co.
4.45%, 02/15/44 (Call 08/15/43)	25	26,432

		595,467
ELECTRONICS — 0.20%
Thermo Fisher Scientific Inc.
1.30%, 02/01/17	50	49,920

		49,920
ENVIRONMENTAL CONTROL — 0.11%
Waste Management Inc.
4.75%, 06/30/20	25	27,456

		27,456

34	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2014

Security	Principal (000s)	Value

FOOD — 0.48%
ConAgra Foods Inc.
3.20%, 01/25/23 (Call 10/25/22)	$19	$18,351
Kraft Foods Group Inc.
5.00%, 06/04/42	25	26,518
Kroger Co. (The)
3.85%, 08/01/23 (Call 05/01/23)	25	25,630
Post Holdings Inc.
7.38%, 02/15/22 (Call 02/15/17)	50	51,250

		121,749
FOREST PRODUCTS & PAPER — 0.12%
International Paper Co.
7.50%, 08/15/21	25	31,192

		31,192
GAS — 0.20%
Sempra Energy
3.55%, 06/15/24 (Call 03/15/24)	50	50,943

		50,943
HEALTH CARE — PRODUCTS — 0.20%
Baxter International Inc.
3.20%, 06/15/23 (Call 03/15/23)	25	24,935
Medtronic Inc.
3.63%, 03/15/24 (Call 12/15/23)	25	25,371

		50,306
HEALTH CARE — SERVICES — 0.81%
Aetna Inc.
2.75%, 11/15/22 (Call 08/15/22)	25	24,063
HCA Inc.
5.00%, 03/15/24	50	51,563
Tenet Healthcare Corp.
6.00%, 10/01/20	50	53,750
UnitedHealth Group Inc.
4.25%, 03/15/43 (Call 09/15/42)	25	24,760

WellPoint Inc.
3.30%, 01/15/23	50	49,521

		203,657
HOLDING COMPANIES — DIVERSIFIED — 0.20%
Hutchison Whampoa International 10 Ltd.
6.00%, 04/29/49 (Call 10/28/15)[a,b]	50	51,790

		51,790

Security	Principal (000s)	Value

HOME BUILDERS — 0.30%
DR Horton Inc.
3.75%, 03/01/19 (Call 12/01/18)	$50	$50,062
KB Home
4.75%, 05/15/19 (Call 02/15/19)	25	24,813

		74,875
HOUSEHOLD PRODUCTS & WARES — 0.21%
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC
5.75%, 10/15/20 (Call 10/15/15)	50	52,000

		52,000
INSURANCE — 0.73%
American International Group Inc.
4.13%, 02/15/24	50	52,724
Berkshire Hathaway Finance Corp.
1.60%, 05/15/17	25	25,286
Berkshire Hathaway Inc.
4.50%, 02/11/43	25	25,901
MetLife Inc.
3.60%, 04/10/24	50	50,864
Prudential Financial Inc.
5.70%, 12/14/36	25	29,141

		183,916
IRON & STEEL — 0.66%
ArcelorMittal
10.35%, 06/01/19	50	61,750
Glencore Funding LLC
3.13%, 04/29/19[b]	25	25,238
United States Steel Corp.
7.38%, 04/01/20	25	28,000
Vale Overseas Ltd.
4.38%, 01/11/22	50	50,739

		165,727

LODGING — 0.20%
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance Inc.
9.38%, 05/01/22 (Call 05/01/17)[b]	25	23,250
MGM Resorts International
6.63%, 12/15/21	25	27,375

		50,625

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2014

Security	Principal (000s)	Value

MACHINERY — 0.34%
Caterpillar Financial Services Corp.
7.15%, 02/15/19	$50	$60,169
John Deere Capital Corp.
1.95%, 12/13/18	25	24,982

		85,151
MANUFACTURING — 0.20%
Bombardier Inc.
6.00%, 10/15/22 (Call 04/15/17)[b]	25	25,672
General Electric Co.
4.13%, 10/09/42	25	25,108

		50,780
MEDIA — 1.42%
21st Century Fox America Inc.
4.00%, 10/01/23	25	26,176
CBS Corp.
4.85%, 07/01/42 (Call 01/01/42)	15	15,071
Comcast Corp.
4.75%, 03/01/44	25	26,783
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
5.88%, 10/01/19	25	28,733
DISH DBS Corp.
5.13%, 05/01/20	50	52,000
iHeartCommunications Inc.
9.00%, 12/15/19 (Call 07/15/15)	50	50,531
NBCUniversal Media LLC
4.38%, 04/01/21	25	27,398
Time Warner Cable Inc.
4.00%, 09/01/21 (Call 06/01/21)	50	53,107
Time Warner Inc.
4.75%, 03/29/21	50	54,962
Viacom Inc.
4.38%, 03/15/43	25	23,039

		357,800
MINING — 1.32%
Alcoa Inc.
5.40%, 04/15/21 (Call 01/15/21)	50	54,743
Barrick Gold Corp.
4.10%, 05/01/23	25	23,901
BHP Billiton Finance USA Ltd.
3.25%, 11/21/21	25	25,547

Security	Principal (000s)	Value

First Quantum Minerals Ltd.
6.75%, 02/15/20 (Call 02/15/17)[b]	$25	$24,188
Freeport-McMoRan Inc.
3.88%, 03/15/23 (Call 12/15/22)	25	24,753
Rio Tinto Finance USA PLC
2.25%, 12/14/18 (Call 11/14/18)	50	50,331
Teck Resources Ltd.
6.25%, 07/15/41 (Call 01/15/41)	15	14,886
Vedanta Resources PLC
9.50%, 07/18/18[e]	100	113,750

		332,099
OFFICE & BUSINESS EQUIPMENT — 0.10%
Xerox Corp.
2.95%, 03/15/17	25	25,846

		25,846
OIL & GAS — 3.68%
Anadarko Petroleum Corp.
6.38%, 09/15/17	25	28,170
Apache Corp.
4.75%, 04/15/43 (Call 10/15/42)	25	24,850
BP Capital Markets PLC
2.24%, 05/10/19	50	49,954
Chesapeake Energy Corp.
4.88%, 04/15/22 (Call 04/15/17)	50	51,138
ConocoPhillips
5.75%, 02/01/19	50	57,319
Denbury Resources Inc.
5.50%, 05/01/22 (Call 05/01/17)	25	24,625
Devon Financing Corp. LLC
7.88%, 09/30/31	25	34,884
Gazprom OAO Via Gaz Capital SA
8.15%, 04/11/18[e]	100	110,464
Hercules Offshore Inc.
6.75%, 04/01/22 (Call 04/01/17)[b]	25	14,750
Linn Energy LLC/Linn Energy Finance Corp.
6.25%, 11/01/19 (Call 11/01/15)	50	46,000
Nexen Energy ULC
6.40%, 05/15/37	50	61,908
Petrobras Global Finance BV
4.38%, 05/20/23	100	94,993
Petroleos de Venezuela SA
8.50%, 11/02/17[e]	50	37,870

36	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2014

Security	Principal (000s)	Value

Petroleos Mexicanos
6.38%, 01/23/45	$50	$57,625
Shell International Finance BV
2.00%, 11/15/18	50	50,411
Statoil ASA
1.15%, 05/15/18	50	49,198
Suncor Energy Inc.
6.10%, 06/01/18	25	28,640
Total Capital International SA
3.75%, 04/10/24	25	25,835
Transocean Inc.
2.50%, 10/15/17	50	49,336
Valero Energy Corp.
6.63%, 06/15/37	25	30,548

		928,518
OIL & GAS SERVICES — 0.26%
National Oilwell Varco Inc.
3.95%, 12/01/42 (Call 06/01/42)	15	14,012
Schlumberger Investment SA
3.30%, 09/14/21 (Call 06/14/21)[b]	25	25,965
Weatherford International Ltd./Bermuda
4.50%, 04/15/22 (Call 01/15/22)	25	25,644

		65,621
PHARMACEUTICALS — 1.21%
AbbVie Inc.
4.40%, 11/06/42	25	24,570
AstraZeneca PLC
1.95%, 09/18/19	25	24,863
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23	25	24,478
Johnson & Johnson
4.38%, 12/05/33 (Call 06/05/33)	20	22,206
McKesson Corp.
2.28%, 03/15/19	50	49,805
Merck & Co. Inc.
2.80%, 05/18/23	50	49,309
Pfizer Inc.
6.20%, 03/15/19	50	58,615
Valeant Pharmaceuticals International Inc.
6.38%, 10/15/20 (Call 10/15/16)[b]	50	51,312

		305,158

Security	Principal (000s)	Value

PIPELINES — 1.04%
Energy Transfer Partners LP
5.20%, 02/01/22 (Call 11/01/21)	$25	$27,238
Enterprise Products Operating LLC
3.35%, 03/15/23 (Call 12/15/22)	50	49,586
Kinder Morgan Energy Partners LP
6.95%, 01/15/38	25	28,714
ONEOK Partners LP
3.25%, 02/01/16 (Call 01/01/16)	50	51,262
Regency Energy Partners LP/Regency Energy Finance Corp.
5.88%, 03/01/22 (Call 12/01/21)	50	53,250
TransCanada PipeLines Ltd.
4.63%, 03/01/34 (Call 12/01/33)	25	26,154
Williams Partners LP
4.30%, 03/04/24 (Call 12/04/23)	25	25,751

		261,955
REAL ESTATE INVESTMENT TRUSTS — 0.52%
Boston Properties LP
3.80%, 02/01/24 (Call 11/01/23)	25	25,219
HCP Inc.
5.38%, 02/01/21 (Call 11/03/20)	50	55,799
Simon Property Group LP
2.20%, 02/01/19 (Call 11/01/18)	50	50,367

		131,385
RETAIL — 0.92%
CVS Health Corp.
5.75%, 06/01/17	15	16,633
Home Depot Inc. (The)
5.88%, 12/16/36	25	31,460
Lowe’s Companies Inc.
4.65%, 04/15/42 (Call 10/15/41)	25	26,810

McDonald’s Corp.
2.63%, 01/15/22	25	24,693
QVC Inc.
4.85%, 04/01/24	25	25,602
Rite Aid Corp.
6.75%, 06/15/21 (Call 06/15/16)	50	53,375
Wal-Mart Stores Inc.
4.25%, 04/15/21	25	27,477
6.50%, 08/15/37	20	26,995

		233,045

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2014

Security	Principal (000s)	Value

SEMICONDUCTORS — 0.20%
Intel Corp.
1.35%, 12/15/17	$50	$49,875

		49,875
SOFTWARE — 0.72%
Boxer Parent Co. Inc.
9.00%, 10/15/19 (Call 04/15/15)[b,f]	25	22,422
First Data Corp.
8.25%, 01/15/21 (Call 01/15/16)[b]	75	81,375
Microsoft Corp.
3.63%, 12/15/23 (Call 09/15/23)	25	26,340
Oracle Corp.
3.63%, 07/15/23	50	51,932

		182,069
TELECOMMUNICATIONS — 1.92%
America Movil SAB de CV
6.38%, 03/01/35	25	30,635
AT&T Inc.
4.45%, 05/15/21	25	27,193
5.35%, 09/01/40	25	26,833
CenturyLink Inc.
5.80%, 03/15/22	50	53,000
Cisco Systems Inc.
5.50%, 01/15/40	15	17,602
Deutsche Telekom International Finance BV
8.75%, 06/15/30	25	36,190
Intelsat Jackson Holdings SA
7.25%, 10/15/20 (Call 10/15/15)	50	53,375
Sprint Corp.
7.88%, 09/15/23[b]	50	54,125
T-Mobile USA Inc.
6.25%, 04/01/21 (Call 04/01/17)	50	52,188
Telefonica Emisiones SAU
5.46%, 02/16/21	25	27,995
Verizon Communications Inc.
4.15%, 03/15/24 (Call 12/15/23)	50	51,868
5.05%, 03/15/34 (Call 12/15/33)	50	52,784

		483,788
TRANSPORTATION — 0.27%
Burlington Northern Santa Fe LLC
3.75%, 04/01/24 (Call 01/01/24)	25	25,775

Security	Principal (000s)	Value

CSX Corp.
4.10%, 03/15/44 (Call 09/15/43)	$10	$9,558
United Parcel Service Inc.
6.20%, 01/15/38	25	32,771

		68,104

TOTAL CORPORATE BONDS & NOTES
(Cost: $8,474,688)		8,426,238

FOREIGN GOVERNMENT OBLIGATIONS[g] — 5.71%

ARGENTINA — 0.07%
Argentine Republic Government International Bond
8.28%, 12/31/33[h]	21	18,559

		18,559
BRAZIL — 0.63%
Brazilian Government International Bond
10.13%, 05/15/27	100	158,000

		158,000
CANADA — 0.51%
Canada Government International Bond
0.88%, 02/14/17	25	25,086
Province of British Columbia
2.00%, 10/23/22	25	24,222
Province of Ontario
2.00%, 01/30/19	50	50,541
Province of Quebec
4.63%, 05/14/18	25	27,771

		127,620

COLOMBIA — 0.26%
Colombia Government International Bond
8.13%, 05/21/24	50	66,875

		66,875
FRANCE — 0.21%
Caisse d’Amortissement Dette Sociale
3.00%, 10/26/20	50	52,204

		52,204

38	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2014

Security	Principal (000s)	Value

HUNGARY — 0.22%
Hungary Government International Bond
6.38%, 03/29/21	$50	$56,744

		56,744
INDONESIA — 0.44%
Indonesia Government International Bond
5.88%, 03/13/20[e]	100	111,875

		111,875
ITALY — 0.13%
Italy Government International Bond
6.88%, 09/27/23	25	31,877

		31,877
LEBANON — 0.10%
Lebanon Government International Bond
6.75%, 11/29/27[e]	25	25,817

		25,817
MEXICO — 0.21%
Mexico Government International Bond
4.00%, 10/02/23	50	52,250

		52,250
PHILIPPINES — 0.32%
Philippine Government International Bond
9.50%, 02/02/30	50	80,000

		80,000
RUSSIA — 0.29%
Russian Foreign Bond – Eurobond
7.50%, 03/31/30[c,e]	66	74,309

		74,309
SOUTH KOREA — 0.42%
Export-Import Bank of Korea (The)
4.00%, 01/29/21	100	106,154

		106,154
SUPRANATIONAL — 1.51%
Asian Development Bank
2.25%, 08/18/17	50	51,703
European Bank for Reconstruction & Development
0.75%, 09/01/17	50	49,650

Security	Principal (000s)	Value

European Investment Bank
0.88%, 04/18/17	$75	$75,087
2.50%, 04/15/21	50	51,345
Inter-American Development Bank
2.38%, 08/15/17	75	77,918
International Bank for Reconstruction & Development
1.13%, 07/18/17	75	75,425

		381,128
TURKEY — 0.25%
Turkey Government International Bond
7.38%, 02/05/25	50	61,896

		61,896
VENEZUELA — 0.14%
Venezuela Government International Bond
11.95%, 08/05/31[e]	50	36,375

		36,375

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $1,444,294)		1,441,683

MUNICIPAL DEBT OBLIGATIONS — 0.68%

CALIFORNIA — 0.21%
State of California GO BAB
7.63%, 03/01/40	35	52,255

		52,255
NEW JERSEY — 0.27%
New Jersey Economic Development Authority RB Miscellaneous Revenue Series A
7.43%, 02/15/29 (NPFGC)	25	31,893
New Jersey State Turnpike Authority RB Miscellaneous Revenue BAB Series F
7.41%, 01/01/40	25	36,526

		68,419
NEW YORK — 0.20%
New York City Municipal Water Finance Authority RB Water Revenue
5.88%, 06/15/44	15	19,415

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2014

Security	Principal (000s)	Value

Port Authority of New York & New Jersey RB Port Airport & Marina Revenue
5.65%, 11/01/40 (GOI)	$25	$30,236

		49,651

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost: $166,414)		170,325

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 57.41%

MORTGAGE-BACKED SECURITIES — 24.03%
Federal Home Loan Mortgage Corp.
2.50%, 11/01/29[i]	130	131,788
3.00%, 05/01/29	105	109,058
3.00%, 11/01/44[i]	230	230,108
3.50%, 11/01/29[i]	60	63,384
3.50%, 11/01/44[i]	330	340,519
4.00%, 11/01/29[i]	50	53,016
4.00%, 07/01/44	101	108,275
4.00%, 11/01/44[i]	180	190,941
4.50%, 11/01/44[i]	180	194,963
Federal National Mortgage Association
2.50%, 11/01/29[i]	210	213,084
2.50%, 11/01/44[i]	30	28,959
3.00%, 11/01/29[i]	200	207,406
3.00%, 11/01/44[i]	385	385,060
3.50%, 11/01/29[i]	200	211,281
3.50%, 11/01/44[i]	420	434,175
4.00%, 11/01/29[i]	80	84,913
4.00%, 11/01/44[i]	490	520,166
4.50%, 11/01/29[i]	75	78,984
4.50%, 11/01/44[i]	240	260,137
5.00%, 11/01/44[i]	850	941,109
Government National Mortgage Association
3.00%, 03/15/43	50	51,025
3.00%, 11/20/43	100	102,013
3.00%, 12/20/43	140	142,808
3.50%, 11/15/41	50	52,312
3.50%, 11/20/43	120	125,696
3.50%, 07/20/44	200	209,491
4.00%, 07/15/41	70	74,938
4.00%, 11/20/43	120	128,507

Security	Principal or Shares (000s)	Value

4.00%, 04/20/44	$100	$107,089
4.50%, 11/01/44[i]	260	283,694

		6,064,899
U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.01%
Federal Home Loan Mortgage Corp.
0.88%, 10/14/16	500	503,282
Federal National Mortgage Association
1.88%, 09/18/18	150	152,521
6.25%, 05/15/29	35	47,868
6.63%, 11/15/30	40	57,500

		761,171
U.S. GOVERNMENT OBLIGATIONS — 30.37%
U.S. Treasury Bonds
3.13%, 08/15/44	30	30,370
3.38%, 05/15/44	120	127,348
3.63%, 02/15/44	450	499,639
4.25%, 05/15/39	275	337,103
5.00%, 05/15/37	150	203,273
6.38%, 08/15/27	100	141,826
U.S. Treasury Notes
0.25%, 12/15/15	750	750,615
0.38%, 11/15/15	150	150,321
0.50%, 07/31/17	500	495,095
0.63%, 12/15/16	750	750,975
0.63%, 05/31/17	750	746,902
1.63%, 04/30/19	950	954,294
1.63%, 06/30/19	100	100,322
2.00%, 01/31/16	600	613,260
2.50%, 05/15/24	150	152,349
3.25%, 05/31/16	750	783,870
8.13%, 05/15/21	600	828,786

		7,666,348

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
(Cost: $14,348,940)		14,492,418

SHORT-TERM INVESTMENTS — 19.56%

MONEY MARKET FUNDS — 19.56%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,j]	4,936	4,936,229

		4,936,229

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,936,229)		4,936,229

40	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2014

Value

TOTAL INVESTMENTS IN SECURITIES — 118.61% (Cost: $29,843,157)	$29,939,699
Other Assets, Less Liabilities — (18.61)%	(4,696,847)

NET ASSETS — 100.00%	$25,242,852

BAB  —  Build America Bond

GO  —  General Obligation

GOI  —  General Obligation of the Issuer

RB  —  Revenue Bond

Insured by:

NPFGC  —  National Public Finance Guarantee Corp.

[a]	Variable rate security. Rate shown is as of report date.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[d]	Affiliated issuer. See Note 2.
[e]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[f]	Payment-in-kind (PIK) security. Income may be paid in cash or additional securities at the issuer’s discretion.
[g]	Investments are denominated in U.S. dollars.
[h]	Issuer is in default of interest payments.
[i]	To-be-announced (TBA). See Note 1.
[j]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Statements of Assets and Liabilities

iSHARES® TRUST

October 31, 2014

	iShares Core Short-Term USD Bond ETF	iShares Core Total USD Bond Market ETF

ASSETS
Investments, at cost:
Unaffiliated	$217,983,193	$24,882,622
Affiliated (Note 2)	55,251,121	4,960,535

Total cost of investments	$273,234,314	$29,843,157

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$218,167,185	$24,979,120
Affiliated (Note 2)	55,251,027	4,960,579

Total fair value of investments	273,418,212	29,939,699
Cash	42,075	—
Receivables:
Investment securities sold	411,958	—
Interest	1,335,720	178,058
Capital shares sold	6,198,287	—

Total Assets	281,406,252	30,117,757

LIABILITIES
Payables:
Investment securities purchased	20,014,939	4,873,994
Collateral for securities on loan (Note 1)	40,862,693	—
Investment advisory fees (Note 2)	20,238	911

Total Liabilities	60,897,870	4,874,905

NET ASSETS	$220,508,382	$25,242,852

Net assets consist of:
Paid-in capital	$220,056,218	$25,019,746
Undistributed net investment income	230,629	38,048
Undistributed net realized gain	37,637	88,516
Net unrealized appreciation	183,898	96,542

NET ASSETS	$220,508,382	$25,242,852

Shares outstanding[b]	2,200,000	250,000

Net asset value per share	$100.23	$100.97

[a]	Securities on loan with values of $39,763,558 and $ —, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

42	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended October 31, 2014

	iShares Core Short-Term USD Bond ETF	iShares Core Total USD Bond Market ETF[a]

NET INVESTMENT INCOME
Interest — unaffiliated	$1,557,207	$176,173
Interest — affiliated (Note 2)	2,370	324
Securities lending income — affiliated (Note 2)	37,052	—

Total investment income	1,596,629	176,497

EXPENSES
Investment advisory fees (Note 2)	161,844	14,765

Total expenses	161,844	14,765
Less investment advisory fees waived (Note 2)	(2,617)	(11,160)

Net expenses	159,227	3,605

Net investment income	1,437,402	172,892

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	51,208	88,516

Net realized gain	51,208	88,516

Net change in unrealized appreciation/depreciation	9,022	96,542

Net realized and unrealized gain	60,230	185,058

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,497,632	$357,950

[a]	For the period from June 10, 2014 (commencement of operations) to October 31, 2014.

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Core Short-Term USD Bond ETF		iShares Core Total USD Bond Market ETF
	Year ended October 31, 2014	Year ended October 31, 2013	Period from June 10, 2014[a] to October 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,437,402	$212,094	$172,892
Net realized gain (loss)	51,208	(13,571)	88,516
Net change in unrealized appreciation/depreciation	9,022	168,760	96,542

Net increase in net assets resulting from operations	1,497,632	367,283	357,950

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,247,080)	(174,076)	(134,844)

Total distributions to shareholders	(1,247,080)	(174,076)	(134,844)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	155,184,498	44,876,133	25,019,746
Cost of shares redeemed	—	(5,026,913)	—

Net increase in net assets from capital share transactions	155,184,498	39,849,220	25,019,746

INCREASE IN NET ASSETS	155,435,050	40,042,427	25,242,852

NET ASSETS
Beginning of period	65,073,332	25,030,905	—

End of period	$220,508,382	$65,073,332	$25,242,852

Undistributed net investment income included in net assets at end of period	$230,629	$40,307	$38,048

SHARES ISSUED AND REDEEMED
Shares sold	1,550,000	450,000	250,000
Shares redeemed	—	(50,000)	—

Net increase in shares outstanding	1,550,000	400,000	250,000

[a]	Commencement of operations.

See notes to financial statements.

44	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Core Short-Term USD Bond ETF
	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Period from Oct. 18, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$100.11	$100.12	$100.00

Income from investment operations:
Net investment income[b]	1.07	0.61	0.01
Net realized and unrealized gain (loss)[c]	(0.04)	(0.11)	0.11

Total from investment operations	1.03	0.50	0.12

Less distributions from:
Net investment income	(0.91)	(0.51)	—

Total distributions	(0.91)	(0.51)	—

Net asset value, end of period	$100.23	$100.11	$100.12

Total return	1.04%	0.50%	0.12%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$220,508	$65,073	$25,031
Ratio of expenses to average net assets[e]	0.12%	0.12%	0.12%
Ratio of expenses to average net assets prior to waived fees[e]	0.12%	n/a	n/a
Ratio of net investment income to average net assets[e]	1.07%	0.61%	0.26%
Portfolio turnover rate[f]	116%	56%	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Core Total USD Bond Market ETF
Period from Jun. 10, 2014[a] to Oct. 31, 2014
Net asset value, beginning of period	$99.83

Income from investment operations:
Net investment income[b]	0.69
Net realized and unrealized gain[c]	0.99

Total from investment operations	1.68

Less distributions from:
Net investment income	(0.54)

Total distributions	(0.54)

Net asset value, end of period	$100.97

Total return	1.69%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$25,243
Ratio of expenses to average net assets[e]	0.04%
Ratio of expenses to average net assets prior to waived fees[e]	0.15%
Ratio of net investment income to average net assets[e]	1.76%
Portfolio turnover rate[f]	191%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

46	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Core Short-Term USD Bond[a]	Diversified
Core Total USD Bond Market[b]	Diversified

[a]	Formerly the iShares Core Short-Term U.S. Bond ETF.
[b]	The Fund commenced operations on June 10, 2014.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946).

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Fixed income investments are valued at the last available bid price received from independent pricing services. In determining the value of a fixed income investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

48	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of October 31, 2014. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
Core Short-Term USD Bond
Assets:
Asset-Backed Securities	$—	$1,545,483	$—	$1,545,483
Collateralized Mortgage Obligations	—	4,869,861	—	4,869,861
Corporate Bonds & Notes	—	69,613,023	—	69,613,023
Foreign Government Obligations	—	15,296,903	—	15,296,903
U.S. Government & Agency Obligations	—	127,137,295	—	127,137,295
Money Market Funds	54,955,647	—	—	54,955,647

	$54,955,647	$218,462,565	$—	$273,418,212

Core Total USD Bond Market
Assets:
Collateralized Mortgage Obligations	$—	$472,806	$—	$472,806
Corporate Bonds & Notes	—	8,426,238	—	8,426,238
Foreign Government Obligations	—	1,441,683	—	1,441,683
Municipal Debt Obligations	—	170,325	—	170,325
U.S. Government & Agency Obligations	—	14,492,418	—	14,492,418
Money Market Funds	4,936,229	—	—	4,936,229

	$4,936,229	$25,003,470	$—	$29,939,699

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis.

WHEN-ISSUED/TBA TRANSACTIONS

The Funds may purchase mortgage pass-through securities on a when-issued or to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Funds may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Funds as a purchase transaction and a sale transaction in which the Fund realizes a gain or loss. The Funds’ use of TBA rolls may cause the Funds to experience higher portfolio turnover and higher transaction costs. The Funds could be exposed to possible risk if there are adverse market actions, expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

To mitigate counterparty risk, the Funds have entered into a two-way collateral agreement for TBA transactions with certain counterparties. Under such agreement, the “in-the-money” party of a TBA transaction may at any time require the other party to pledge collateral assets (in the form of cash or securities) to offset any loss the in-the-money party would incur upon cancellation of the TBA transaction. A party is in-the-money if they are the buyer and the market value of the TBA transaction increases or if

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements (Continued)

iSHARES® TRUST

they are the seller and the market value of the TBA transaction decreases. Such collateral is presented on the statement of assets and liabilities both as an asset (Investments in securities — affiliated) and a liability (Due to broker for TBA collateral).

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of October 31, 2014, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of October 31, 2014 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

50	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table is a summary of each Fund’s securities lending agreements which are subject to offset under an MSLA as of October 31, 2014:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Core Short-Term USD Bond	$39,763,558	$39,763,558	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Core Short-Term USD Bond	0.12%
Core Total USD Bond Market	0.15

Effective June 3, 2014, BFA has contractually agreed to waive a portion of its investment advisory fees for the iShares Core Short-Term USD Bond ETF through February 29, 2016 in an amount equal to the Fund’s pro-rata share of the fees and expenses attributable to the Fund’s investments in other registered investment companies advised by BFA, or its affiliates.

BFA has contractually agreed to waive a portion of its investment advisory fees for the iShares Core Total USD Bond Market ETF through February 29, 2016 in an amount equal to the Fund’s pro-rata share of the fees and expenses attributable to the Fund’s investments in other registered investment companies advised by BFA, or its affiliates.

For the year ended October 31, 2014, BFA has voluntarily waived a portion of its investment advisory fees for the iShares Core Total USD Bond Market ETF in the amount of $9,844.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Effective January 1, 2014, each

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements (Continued)

iSHARES® TRUST

Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2014, (i) each Fund retains 75% of securities lending income and (ii) the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in calendar year 2013 and pursuant to a securities lending agreement, (i) each Fund will receive for the remainder of that calendar year 80% of securities lending income and (ii) the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended October 31, 2014, each Fund paid to BTC the following amounts in total for securities lending agent services and collateral investment fees:

iShares ETF	Fees Paid to BTC
Core Short-Term USD Bond	$16,255

Prior to January 1, 2014, the iShares Core Short-Term USD Bond ETF retained 65% of securities lending income and paid no collateral investment fees.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended October 31, 2014, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

52	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended October 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Principal Held at Beginning of Year (000s)	Principal Purchased (000s)	Principal Sold (000s)	Principal Held at End of Year (000s)	Value at End of Year	Interest Income	Net Realized Gain (Loss)
Core Short-Term USD Bond
PNC Funding Corp.
2.70%, 09/19/16	$50	$150	$—	$200	$206,025	$1,866	$—
6.70%, 06/10/19	—	75	—	75	89,355	408	—

					$295,380	$2,274	$—

Core Total USD Bond Market
PNC Financial Services Group Inc. (The)
2.85%, 11/09/22	$—	$25	$—	$25	$24,350	$302	$—

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

The iShares Core Short-Term USD Bond ETF received a voluntary payment from BlackRock to reimburse the Fund for certain transaction costs related to the change in index. The payment is reported as a cost basis adjustment and reflected in the statements of operations under “Net change in unrealized appreciation/depreciation”.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2014 were as follows:

	U.S. Government Obligations		Other Securities
iShares ETF	Purchases	Sales	Purchases	Sales
Core Short-Term USD Bond	$157,473,179	$142,968,698	$44,668,812	$12,763,058
Core Total USD Bond Market	60,924,331	46,633,921	10,706,596	110,900

In-kind transactions (see Note 4) for the year ended October 31, 2014 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Core Short-Term USD Bond	$108,710,037	$—

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements (Continued)

iSHARES® TRUST

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	MARKET AND CREDIT RISK

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in fixed income instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia and Canada (collectively, “Sanctioning Bodies”), have imposed sectorial economic sanctions on certain Russian individuals and Russian corporate entities which include prohibitions on transacting in or dealing in new debt of longer than 30 or 90 days maturity or new equity of such issuers. Securities held by the Funds issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of a Fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the

54	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a Fund.

Each Fund invests a substantial amount of its assets in fixed-income securities. Changes in market interest rates or economic conditions, including the decision in December 2013 by the Federal Reserve Bank to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Given the environment of historically low interest rates, each Fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 was as follows:

iShares ETF	2014	2013
Core Short-Term USD Bond
Ordinary income	$1,247,080	$174,076

Core Total USD Bond Market
Ordinary income	$134,844	$—

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of October 31, 2014, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Gains(Losses) [a]	Total
Core Short-Term USD Bond	$261,799	$9,428	$180,937	$452,164
Core Total USD Bond Market	127,546	—	95,560	223,106

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and interest accruals on defaulted bonds.

For the year ended October 31, 2014, the iShares Core Short-Term USD Bond ETF utilized $12,604 of its capital loss carryforwards.

As of October 31, 2014, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Short-Term USD Bond	$273,236,400	$610,797	$(428,985)	$181,812
Core Total USD Bond Market	29,842,702	196,472	(99,475)	96,997

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2014, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

56	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Core Short-Term USD Bond ETF and iShares Core Total USD Bond Market ETF (the “Funds”) at October 31, 2014, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 19, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	57

Tax Information (Unaudited)

iSHARES® TRUST

Under Section 871(k)(1)(C) of the Internal Revenue Code, the iShares Core Short-Term USD Bond ETF hereby designates $809,187 as the maximum amount allowable as interest-related dividends for the fiscal year ended October 31, 2014.

The Funds hereby designate the following amounts of distributions from direct Federal Obligation Interest for the fiscal year ended October 31, 2014:

iShares Bond ETF	Federal Obligation Interest [a]
Core Short-Term USD Bond	$337,139
Core Total USD Bond Market	38,013

[a]	The law varies in each state as to whether and what percentage of ordinary income dividends attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

58	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract

iSHARES® TRUST

I. iShares Core Short-Term USD Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine the Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine the Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund were lower than the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	59

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its respective performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential

60	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board further noted management’s assertion that future economies of scale for the Fund had been taken into consideration by fixing the investment advisory fee rate at the low end of the market place, effectively giving Fund shareholders, from inception, the benefits of a lower fee. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	61

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares Core Total USD Bond Market ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on May 15-16, 2014, the Board, including a majority of the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process.

In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Expenses of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including a fund sponsored by an “at cost” service provider) (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the proposed investment advisory fee rate and overall expenses for the Fund were within range of the median of the investment advisory fee rates and overall expenses of the funds in the Lipper Group.

Based on this review, the other factors considered at the meeting, and their general knowledge of fund pricing, the Board concluded that the proposed investment advisory fee and expense levels of the Fund supported the Board’s approval of the Advisory Contract.

62	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates — The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA on at least an annual basis following the Fund’s launch and will thus be in a position to evaluate whether, following the expiration of the Advisory Contract’s initial two-year term, any adjustments in the Fund’s fees would be appropriate.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board further noted management’s assertion that future economies of scale for the Fund had been taken into consideration by fixing the investment advisory fee rate at the low end of the market place, effectively giving Fund shareholders, from inception, the benefits of lower fees. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually following an initial two-year period, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	63

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services to be provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses to be borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that the existence of any such ancillary benefits would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Contract.

64	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Core Short-Term USD Bond	$0.914274	$—	$—	$0.914274	100%	—%	—%		100%
Core Total USD Bond Market	0.537135	—	0.002240	0.539375	100	—	0	[a]	100

[a]	Rounds to less than 1%.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	65

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Core Short-Term USD Bond ETF

Period Covered: January 1, 2013 through September 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	14	3.18%
Between 0.5% and –0.5%	426	96.82

	440	100.00%

iShares Core Total USD Bond Market ETF

Period Covered: July 1, 2014 through September 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	64	100.00%

66	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 294 funds (as of October 31, 2014) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (57)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (43)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Director of iShares MSCI Russia Capped ETF, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	67

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (59)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (65)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (71)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

68	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (59)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (53)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (75)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).

Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since

2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (50)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	69

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Manish Mehta (43)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Edward B. Baer (46)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock, Inc. (since 2006); Director of Legal & Compliance, BlackRock, Inc. (2004-2006).

Eilleen M. Clavere (62)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock, Inc. (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Scott Radell (45)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (51)	Vice President (since 2007).	Managing Director, BlackRock, Inc. (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

70	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders only. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling tollfree 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holding with SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2014 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-106-1014

OCTOBER 31, 2014

2014 ANNUAL REPORT

iShares Trust

➢	iShares Yield Optimized Bond ETF | BYLD | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® YIELD OPTIMIZED BOND ETF

U.S. BOND MARKET OVERVIEW

The U.S. bond market delivered a modest return with relatively low volatility for the period from April 22, 2014 to October 31, 2014 (the “reporting period”), as the bond market continued to defy many investors’ expectations for higher rates and lower bond prices.

U.S. economic growth increased at a moderate pace during the reporting period, as the total value of goods and services produced in the United States exceeded $17 trillion. At the beginning of the reporting period, the economy bounced back from a sharp contraction related to unusually cold winter weather, logging a relatively rapid 4.6% annualized growth rate during the second calendar quarter of 2014. Economic growth during the entire reporting period averaged approximately 4.0%.

Inflation remained subdued, as the Consumer Price Index increased at a 1.7% annualized pace for the year ending September 2014. The unemployment rate declined steadily, finishing the reporting period at 5.8% in October 2014. Consumer spending also increased, buoyed by the improving job market. Robust corporate profits led to rising business spending, providing additional fuel for the continuing economic recovery.

The U.S. Federal Reserve Bank (the “Fed”) made several influential policy shifts during the reporting period. The Fed continued to trim bond purchases by $10 billion each month, while noting improvement in labor markets and modestly rising inflation. As a result, investors began to speculate about the possibility of future rate hikes by the Fed. At its meeting in October 2014, the Fed officially ended its bond purchasing program, but maintained its commitment to a near zero interest rate policy “for a considerable time.”

In that environment, bond returns varied widely, as bond maturity became an important determinant of performance during the reporting period. The Treasury yield curve — yields of Treasuries with maturities varying from 3 months to 30-years — flattened, as short-term Treasury rates increased slightly, while longer-term Treasury yields declined. The 30-year Treasury bond experienced a substantial change in yield, declining from 3.5% at the beginning of the reporting period to 3.07% at the end of the reporting period. Small changes in yield mean large changes in price for long-term Treasuries. As a result, long-term Treasuries were one of the best-performing sectors of the bond market. At the other end of the maturity spectrum, short-term Treasuries were among the worst-performing sectors of the bond market. Short-term Treasuries delivered muted returns, as the combination of low yield and slightly higher interest rates meant low total returns. In other sectors of the bond market, mortgage-backed securities (“MBS”) — the largest sector of the bond market — posted modest returns, as the relatively stable interest rate environment restrained mortgage refinancing activity and reduced prepayment risk for MBS.

Meanwhile, corporate bonds lagged longer-term Treasuries, as investors preferred the relative safety of U.S. government debt. Within corporate bonds, higher-quality bonds generally outperformed riskier high-yield bonds, as investors favored lending to corporations with stronger balance sheets and lower credit risk. At the highest level, the broad bond market posted a positive and relatively stable return during the reporting period, as the combination of moderate economic growth, low inflation and accommodative monetary policy proved to be a positive environment for bond performance.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® YIELD OPTIMIZED BOND ETF

Performance as of October 31, 2014

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	2.55%	2.55%	2.47%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/22/14. The first day of secondary market trading was 4/24/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a,b]	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [b]
$1,000.00	$1,022.30	$0.05	$1,000.00	$1,025.20	$0.05	0.01%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.
[b]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the Underlying Funds in which the Fund invests.

6	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® YIELD OPTIMIZED BOND ETF

The iShares Yield Optimized Bond ETF (the “Fund”) seeks to track the investment results of an index composed of underlying fixed income funds that collectively seek to deliver current income, as represented by the Morningstar U.S. Bond Market Yield-Optimized Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from April 22, 2014 (inception date of the Fund) through October 31, 2014, the total return for the Fund was 2.55%, net of fees, while the total return for the Index was 2.47%.

PORTFOLIO ALLOCATION

As of 10/31/14

Asset Class	Percentage of Total Investments*

Mortgage-Backed Securities	30.25%
Investment Grade Bonds	26.80
Government Bonds	23.31
Non-Investment Grade Bonds	19.64

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 10/31/14

Security	Percentage of Total Investments*

iShares MBS ETF	30.25%
iShares iBoxx $ High Yield Corporate Bond ETF	19.64
iShares 3-7 Year Treasury Bond ETF	18.31
iShares Intermediate Credit Bond ETF	14.62
iShares 1-3 Year Credit Bond ETF	12.17

TOTAL	94.99%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2014 and held through October 31, 2014, is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® YIELD OPTIMIZED BOND ETF

October 31, 2014

Security	Shares	Value

INVESTMENT COMPANIES — 99.99%

GOVERNMENT BONDS — 23.31%
iShares 3-7 Year Treasury Bond ETF	13,261	$1,622,483
iShares 20+ Year Treasury Bond ETF	3,720	443,610

		2,066,093
INVESTMENT GRADE BONDS — 26.79%
iShares 1-3 Year Credit Bond ETF	10,226	1,078,536
iShares Intermediate Credit Bond ETF	11,793	1,296,169

		2,374,705
MORTGAGE-BACKED SECURITIES — 30.25%
iShares MBS ETF	24,576	2,681,242

		2,681,242
NON-INVESTMENT GRADE BONDS — 19.64%
iShares iBoxx $ High Yield Corporate Bond ETF	18,813	1,740,767

		1,740,767

TOTAL INVESTMENT COMPANIES
(Cost: $8,793,678)		8,862,807

SHORT-TERM INVESTMENTS — 0.00%

MONEY MARKET FUNDS — 0.00%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[a]	333	333

		333

TOTAL SHORT-TERM INVESTMENTS
(Cost: $333)		333

TOTAL INVESTMENTS IN SECURITIES — 99.99%
(Cost: $8,794,011)		8,863,140
Other Assets, Less Liabilities — 0.01%		552

NET ASSETS — 100.00%		$8,863,692

[a]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	9

Statement of Assets and Liabilities

iSHARES® YIELD OPTIMIZED BOND ETF

October 31, 2014

ASSETS
Investments in affiliates, at cost:	$8,794,011

Investments in affiliated securities, at fair value (Note 1):	$8,863,140
Receivables:
Interest	694

Total Assets	8,863,834

LIABILITIES
Payables:
Investment advisory fees (Note 2)	142

Total Liabilities	142

NET ASSETS	$8,863,692

Net assets consist of:
Paid-in capital	$8,778,254
Undistributed net investment income	930
Undistributed net realized gain	15,379
Net unrealized appreciation	69,129

NET ASSETS	$8,863,692

Shares outstanding[a]	350,000

Net asset value per share	$25.32

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

10	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

iSHARES® YIELD OPTIMIZED BOND ETF

Period from April 22, 2014 (commencement of operations) to October 31, 2014

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$90,977
Securities lending income — affiliated (Note 2)	7,735

Total investment income	98,712

EXPENSES
Investment advisory fees (Note 2)	11,403

Total expenses	11,403
Less investment advisory fees waived (Note 2)	(10,852)

Net expenses	551

Net investment income	98,161

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated (Note 2)	15,379

Net realized gain	15,379

Net change in unrealized appreciation/depreciation	69,129

Net realized and unrealized gain	84,508

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$182,669

See notes to financial statements.

FINANCIAL STATEMENTS	11

Statements of Changes in Net Assets

iSHARES® YIELD OPTIMIZED BOND ETF

Period from April 22, 2014[a] to October 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$98,161
Net realized gain	15,379
Net change in unrealized appreciation/depreciation	69,129

Net increase in net assets resulting from operations	182,669

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(97,231)

Total distributions to shareholders	(97,231)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	8,778,254

Net increase in net assets from capital share transactions	8,778,254

INCREASE IN NET ASSETS	8,863,692

NET ASSETS
Beginning of period	—

End of period	$8,863,692

Undistributed net investment income included in net assets at end of period	$930

SHARES ISSUED
Shares sold	350,000

Net increase in shares outstanding	350,000

[a]	Commencement of operations.

See notes to financial statements.

12	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® YIELD OPTIMIZED BOND ETF

(For a share outstanding throughout the period)

Period from Apr. 22, 2014[a] to Oct. 31, 2014
Net asset value, beginning of period	$25.00

Income from investment operations:
Net investment income[b]	0.32
Net realized and unrealized gain[c]	0.31

Total from investment operations	0.63

Less distributions from:
Net investment income	(0.31)

Total distributions	(0.31)

Net asset value, end of period	$25.32

Total return	2.55%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$8,864
Ratio of expenses to average net assets[e,f]	0.01%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.28%
Ratio of net investment income to average net assets[f]	2.41%
Portfolio turnover rate[g]	47%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.
[d]	Not annualized.
[e]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	13

Notes to Financial Statements

iSHARES® YIELD OPTIMIZED BOND ETF

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
Yield Optimized Bond[a]	Diversified

[a]	The Fund commenced operations on April 22, 2014.

The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The underlying index is comprised entirely of securities of iShares funds (each, an “Underlying Fund,” collectively, the “Underlying Funds”) that themselves seek investment results that correspond generally to the price and yield performance, before fees and expenses, of their own respective underlying indexes. The investment adviser uses a “passive” or index approach to try to achieve the Fund’s investment objective. The Fund is a fund of funds and seeks its investment objective by investing primarily in the affiliated Underlying Funds.

Pursuant to the Trust’s organizational documents, the Fund’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946).

SECURITY VALUATION

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Fund. The investments of the Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

14	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® YIELD OPTIMIZED BOND ETF

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

As of October 31, 2014, the value of each of the Fund’s investments was classified as Level 1. The breakdown of the Fund’s investments into major categories is disclosed in its schedule of investments.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements (Continued)

iSHARES® YIELD OPTIMIZED BOND ETF

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions from the Underlying Funds, if any, are recognized on the ex-dividend date. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, or its affiliates. As of October 31, 2014, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedule of investments. The value of any securities on loan as of October 31, 2014 and the value of the related collateral are disclosed in the statement of assets and liabilities. Income earned by the Fund from securities lending is disclosed in the statement of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

At October 31, 2014, the Fund had no securities on loan.

16	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® YIELD OPTIMIZED BOND ETF

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.28% based on the average daily net assets of the Fund.

BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through February 29, 2016 in an amount equal to the investment advisory fees payable on the amount of the Fund’s investment in other iShares funds.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, (i) the Fund retains 75% of securities lending income and (ii) the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in calendar year 2013 and pursuant to a securities lending agreement, (i) the Fund will receive for the remainder of that calendar year 80% of securities lending income and (ii) the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

For the period ended October 31, 2014, the Fund paid to BTC securities lending agent services and collateral investment fees in the amount of $2,739.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements (Continued)

iSHARES® YIELD OPTIMIZED BOND ETF

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statement of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Fund for 1940 Act purposes.

The Fund’s investments in Underlying Funds are considered to be investments in affiliates for purposes of Section 2(a)(3) of the 1940 Act. Dividend income and realized gains and losses from affiliated investments are presented in the statement of operations.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the period ended October 31, 2014, were $3,400,471 and $3,393,280, respectively.

In-kind purchases and sales (see Note 4) for the period ended October 31, 2014, were $8,771,107 and $  —, respectively.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statement of changes in net assets.

5.	MARKET AND CREDIT RISK

In the normal course of business, the Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks the Fund is exposed to include market risk and credit risk. The Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

18	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® YIELD OPTIMIZED BOND ETF

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss the Fund may suffer through holding market positions in the face of market movements. The Fund is exposed to market risk by virtue of its indirect investment in fixed income instruments. The fair value of securities held by the Fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of the Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

The Fund invests indirectly a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The Fund invests a substantial amount of its assets indirectly in fixed-income securities. Changes in market interest rates or economic conditions, including the decision in December 2013 by the Federal Reserve Bank to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Given the environment of historically low interest rates, the Fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

The Fund invests indirectly a substantial portion of its assets in high yield securities that are rated below investment-grade (including those bonds rated lower than “BBB-” by Standard & Poor’s Ratings Services and Fitch or “Baa3” by Moody’s), or are unrated which may be more volatile than higher-rated securities of similar maturity. High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities. In particular, high yield securities are often issued

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements (Continued)

iSHARES® YIELD OPTIMIZED BOND ETF

by smaller, less creditworthy companies or by highly leveraged (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal.

6.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

The tax character of distributions paid during the period ended October 31, 2014 was as follows:

2014
Ordinary income	$97,231

As of October 31, 2014, the tax components of accumulated net earnings (losses) were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses) [a]	Total
$16,392	$—	$69,046	$85,438

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2014, the cost of investments for federal income tax purposes was $8,794,094. Net unrealized appreciation was $69,046, of which $97,072 represented gross unrealized appreciation on securities and $28,026 represented gross unrealized depreciation on securities.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2014, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

20	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Yield Optimized Bond ETF (the “Fund”) at October 31, 2014, the results of its operations, the changes in its net assets and its financial highlights for the period April 22, 2014 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 19, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	21

Tax Information (Unaudited)

iSHARES® YIELD OPTIMIZED BOND ETF

The Fund hereby designates $5,740 as the amount of distributions from direct Federal obligation interest for the fiscal period ended October 31, 2014. The law varies in each state as to whether and what percentage of ordinary income dividends attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

22	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® YIELD OPTIMIZED BOND ETF

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
$0.314479	$—	$0.000356	$0.314835	100%	—%	0%[a]	100%

[a]	Rounds to less than 1%.

Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for the Fund included in this report. The information shown for the Fund is for each full calendar quarter completed after the inception date of the Fund through the date of the most recent calendar quarter-end.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Yield Optimized Bond ETF

Period Covered: July 1, 2014 through September 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	64	100.00%

SUPPLEMENTAL INFORMATION	23

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 294 funds (as of October 31, 2014) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (57)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (43)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).

Director of iShares, Inc. (since 2013); Director of iShares MSCI Russia Capped ETF, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

24	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (59)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (65)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (71)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

TRUSTEE AND OFFICER INFORMATION	25

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (59)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (53)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (75)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).

Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since

2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (50)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

26	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Manish Mehta (43)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI

(2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Edward B. Baer (46)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock, Inc. (since 2006); Director of Legal & Compliance, BlackRock, Inc. (2004-2006).

Eilleen M. Clavere (62)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock, Inc. (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Scott Radell (45)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (51)	Vice President (since 2007).	Managing Director, BlackRock, Inc. (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

TRUSTEE AND OFFICER INFORMATION	27

Notes:

28	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	29

Notes:

30	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Morningstar Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Fund’s website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on a daily and monthly basis on the Fund’s website.

©2014 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-109-1014

OCTOBER 31, 2014

2014 ANNUAL REPORT

iShares Trust

➢	iShares iBonds Mar 2016 Corporate ex-Financials ETF | IBCB | NYSE Arca
➢	iShares iBonds Mar 2018 Corporate ex-Financials ETF | IBCC | NYSE Arca
➢	iShares iBonds Mar 2020 Corporate ex-Financials ETF | IBCD | NYSE Arca
➢	iShares iBonds Mar 2023 Corporate ex-Financials ETF | IBCE | NYSE Arca
➢	iShares iBonds Mar 2016 Corporate ETF | IBDA | NYSE Arca
➢	iShares iBonds Dec 2016 Corporate ETF | IBDF | NYSE Arca
➢	iShares iBonds Mar 2018 Corporate ETF | IBDB | NYSE Arca
➢	iShares iBonds Dec 2018 Corporate ETF | IBDH | NYSE Arca
➢	iShares iBonds Mar 2020 Corporate ETF | IBDC | NYSE Arca
➢	iShares iBonds Mar 2023 Corporate ETF | IBDD | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. CORPORATE BOND MARKET OVERVIEW

Domestic bond markets delivered modestly positive performance for the 12-month period ended October 31, 2014 (the “reporting period”), as uneven global economic conditions and actions by the U.S. Federal Reserve Bank (the “Fed”) largely drove bond market performance.

The reporting period began in an unstable environment for fixed-income instruments, spurred by concerns of a change in Fed policy. Since the financial crisis of 2008, the Fed’s bond-buying program (known as quantitative easing or “QE”) had created an environment of low yields on longer-term Treasury bonds and other “safe haven” securities, and drove investors toward the higher-risk and higher-yield segments of the fixed-income market, including corporate bonds. This environment had generated gains for fixed-income investors, particularly high-yield investors. Generally improving economic data and unclear Fed announcements regarding “tapering” QE drove up uncertainty about when — and by how much — the Fed would begin to scale back its bond purchases.

In December 2013, the Fed removed these uncertainties. Citing improving jobless data, the Fed announced that it would begin cutting its bond-buying program by $10 billion per month in January 2014. The tapering program continued through October 2014, when the Fed made a final $15 billion bond purchase. The Fed assured markets that its benchmark interest rate would remain near zero for a considerable time after the taper concluded, keeping short-term interest rates low. In October 2014, though, the Fed signaled that the short-term interest rate hike might occur sooner than had been expected should inflation and employment data improve further.

During the reporting period, economic conditions generally improved. The unemployment rate declined steadily, reaching a six-year low of 5.8% by October 2014. Gross domestic product (“GDP”) levels declined in the first quarter of 2014, but grew by 4.6% and 3.5% for the second and third quarters of 2014, respectively. Inflation rates hovered near the Fed’s target 2.0% rate, edging up to 2.1% in May and June of 2014 before dipping to 1.7% in August and September of 2014.

Because bond markets had priced in the Fed’s tapering of QE before it was announced, the taper’s effect on bond yields was muted. During the course of the reporting period, weak first-quarter 2014 economic data in the U.S., geopolitical concerns in emerging markets, and declining fixed-income yields in the eurozone drove up demand for U.S. bonds, benefiting bond prices. As measured by the 10-year U.S. Treasury bond yield, longer-term yields climbed early in the reporting period, before drifting downward throughout the remainder of the reporting period to finish lower than they began (bond yields and bond prices move in opposite directions).

For the reporting period, corporate bond performance was positive. In general, shorter-term bonds lagged longer-term bonds, as market participants anticipated a rise in short-term rates. Investment grade corporate bonds outperformed high-yield corporate bonds. Although high-yield bonds performed in line with the broader bond market, high yield began to underperform late in the reporting period as credit spreads (the difference in yield compared with Treasury bonds) widened and investors shifted away from riskier investments. Among sectors, bonds issued by utilities companies generated the strongest returns, as the sector offered relatively higher yields and benefited from lower energy prices.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® iBONDS® MAR 2016 CORPORATE ex-FINANCIALS ETF

Performance as of October 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	0.97%	0.11%	1.05%	0.97%	0.11%	1.05%
Since Inception	0.78%	0.72%	0.95%	1.20%	1.12%	1.46%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/17/13. The first day of secondary market trading was 4/19/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,003.50	$0.50	$1,000.00	$1,024.70	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

6	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® MAR 2016 CORPORATE ex-FINANCIALS ETF

The iShares iBonds Mar 2016 Corporate ex-Financials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds, excluding financials, maturing after March 31, 2015 and before April 1, 2016, as represented by the Barclays 2016 Maturity High Quality Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2014, the total return for the Fund was 0.97%, net of fees, while the total return for the Index was 1.05%.

PORTFOLIO ALLOCATION

As of 10/31/14

Sector	Percentage of Total Investments[1]

Consumer Non-Cyclical	25.68%
Energy	14.15
Communications	14.07
Consumer Cyclical	12.14
Industrial	10.20
Utilities	10.80
Technology	7.59
Basic Materials	5.37

TOTAL	100.00%

BOND CREDIT QUALITY

As of 10/31/14

Moody’s Credit Rating[2]	Percentage of Total Investments[1]

Aaa	2.23%
Aa	21.10
A	59.26
Baa	17.29
Not Rated	0.12

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® iBONDS ® MAR 2018 CORPORATE ex-FINANCIALS ETF

Performance as of October 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.97%	1.38%	2.15%	1.97%	1.38%	2.15%
Since Inception	0.74%	0.89%	0.98%	1.14%	1.38%	1.51%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/17/13. The first day of secondary market trading was 4/19/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,007.20	$0.51	$1,000.00	$1,024.70	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

8	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® MAR 2018 CORPORATE ex-FINANCIALS ETF

The iShares iBonds Mar 2018 Corporate ex-Financials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds, excluding financials, maturing after March 31, 2017 and before April 1, 2018, as represented by the Barclays 2018 Maturity High Quality Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2014, the total return for the Fund was 1.97%, net of fees, while the total return for the Index was 2.15%.

PORTFOLIO ALLOCATION

As of 10/31/14

Sector	Percentage of Total Investments[1]

Consumer Non-Cyclical	23.78%
Industrial	16.38
Communications	13.08
Energy	12.60
Consumer Cyclical	12.30
Technology	9.84
Utilities	7.60
Basic Materials	4.42

TOTAL	100.00%

BOND CREDIT QUALITY

As of 10/31/14

Moody’s Credit Rating[2]	Percentage of Total Investments[1]

Aaa	1.74%
Aa	20.32
A	54.56
Baa	23.07
Not Rated	0.31

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® iBONDS ® MAR 2020 CORPORATE ex-FINANCIALS ETF

Performance as of October 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	3.96%	3.62%	3.72%	3.96%	3.62%	3.72%
Since Inception	1.06%	1.33%	1.14%	1.63%	2.07%	1.75%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/17/13. The first day of secondary market trading was 4/19/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,016.70	$0.51	$1,000.00	$1,024.70	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

10	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® MAR 2020 CORPORATE ex-FINANCIALS ETF

The iShares iBonds Mar 2020 Corporate ex-Financials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds, excluding financials, maturing after March 31, 2019 and before April 1, 2020, as represented by the Barclays 2020 Maturity High Quality Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2014, the total return for the Fund was 3.96%, net of fees, while the total return for the Index was 3.72%.

PORTFOLIO ALLOCATION

As of 10/31/14

Sector	Percentage of Total Investments[1]

Consumer Non-Cyclical	22.97%
Communications	13.91
Energy	13.43
Industrial	11.97
Basic Materials	11.59
Technology	10.00
Consumer Cyclical	8.78
Utilities	7.35

TOTAL	100.00%

BOND CREDIT QUALITY

As of 10/31/14

Moody’s Credit Rating[2]	Percentage of Total Investments[1]

Aaa	1.82%
Aa	9.85
A	65.21
Baa	22.63
Not Rated	0.49

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® iBONDS ® MAR 2023 CORPORATE ex-FINANCIALS ETF

Performance as of October 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	5.93%	6.49%	6.11%	5.93%	6.49%	6.11%
Since Inception	0.31%	0.59%	0.50%	0.48%	0.91%	0.77%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/17/13. The first day of secondary market trading was 4/19/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,026.40	$0.51	$1,000.00	$1,024.70	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

12	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® MAR 2023 CORPORATE ex-FINANCIALS ETF

The iShares iBonds Mar 2023 Corporate ex-Financials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds, excluding financials, maturing after March 31, 2022 and before April 1, 2023, as represented by the Barclays 2023 Maturity High Quality Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2014, the total return for the Fund was 5.93%, net of fees, while the total return for the Index was 6.11%.

PORTFOLIO ALLOCATION

As of 10/31/14

Sector	Percentage of Total Investments[1]

Consumer Non-Cyclical	21.98%
Industrial	19.26
Energy	18.86
Communications	12.85
Utilities	8.59
Technology	7.16
Basic Materials	6.98
Consumer Cyclical	4.32

TOTAL	100.00%

BOND CREDIT QUALITY

As of 10/31/14

Moody’s Credit Rating[2]	Percentage of Total Investments[1]

Aaa	0.74%
Aa	15.66
A	62.37
Baa	20.35
Not Rated	0.88

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® iBONDS ® MAR 2016 CORPORATE ETF

Performance as of October 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	0.91%	1.29%	1.32%	0.91%	1.29%	1.32%
Since Inception	1.62%	1.80%	1.84%	2.14%	2.37%	2.41%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/9/13. The first day of secondary market trading was 7/10/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,003.30	$0.40	$1,000.00	$1,024.80	$0.41	0.08%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

14	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® MAR 2016 CORPORATE ETF

The iShares iBonds Mar 2016 Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing after March 31, 2015 and before April 1, 2016, as represented by the Barclays 2016 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2014, the total return for the Fund was 0.91%, net of fees, while the total return for the Index was 1.32%.

PORTFOLIO ALLOCATION

As of 10/31/14

Sector/Investment Type	Percentage of Total Investments[1]

Financial	47.48%
Investment Companies	18.99
Consumer Non-Cyclical	9.98
Communications	5.52
Energy	4.26
Consumer Cyclical	4.02
Utilities	3.35
Industrial	2.74
Basic Materials	1.85
Technology	1.81

TOTAL	100.00%

BOND CREDIT QUALITY2

As of 10/31/14

Moody’s Credit Rating[3]	Percentage of Total Investments[1]

Aaa	0.45%
Aa	14.29
A	45.86
Baa	38.88
Not Rated	0.52

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Includes exposure to the investments of the underlying iShares ETF.
[3]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® iBONDS ® DEC 2016 CORPORATE ETF

Performance as of October 31, 2014

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	0.12%	0.52%	0.23%

The inception date of the Fund was 5/28/14. The first day of secondary market trading was 5/29/14.

For the fiscal period ended 10/31/14, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/28/14) [a]	Ending Account Value (10/31/14)	Expenses Paid During Period [b]	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,001.20	$0.43	$1,000.00	$1,024.70	$0.51	0.10%

[a]	The beginning of the period (commencement of operations) is May 28, 2014.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (156 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

16	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® DEC 2016 CORPORATE ETF

The iShares iBonds Dec 2016 Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2016, as represented by the Barclays December 2016 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from May 28, 2014 (inception date of the Fund) through October 31, 2014 (the “reporting period”), the total return for the Fund was 0.12%, net of fees, while the total return for the Index was 0.23%.

Shorter-term, investment-grade corporate bonds, as measured by the Index, delivered relatively flat returns for the reporting period.

During the reporting period, uneven GDP growth in the U.S., geopolitical concerns among emerging markets, and lower rates in the eurozone all contributed to positive U.S. bond performance.

Countering those benefits was the possibility of rising rates in the United States. During the reporting period, the Fed continued to taper its purchase of bonds, which had kept long-term rates low for the past several years. As the reporting period progressed, economic conditions in the U.S. generally improved, increasing the expectation that the Fed would raise its benchmark short-term interest rate, which would cause short-term interest rates to also rise. As market participants speculated about the likelihood and timing of an increase in short-term rates, volatility levels increased. Bonds represented by the Index finished the reporting period only slightly higher than where they began.

PORTFOLIO ALLOCATION

As of 10/31/14

Sector	Percentage of Total Investments[1]

Financial	44.54%
Consumer Non-Cyclical	14.73
Communications	10.12
Energy	7.60
Industrial	5.70
Technology	5.25
Consumer Cyclical	4.70
Utilities	4.27
Basic Materials	3.09

TOTAL	100.00%

BOND CREDIT QUALITY

As of 10/31/14

Moody’s Credit Rating[2]	Percentage of Total Investments[1]

Aaa	0.76%
Aa	15.46
A	43.00
Baa	40.23
Ba	0.55

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® iBONDS ® MAR 2018 CORPORATE ETF

Performance as of October 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.11%	2.08%	2.54%	2.11%	2.08%	2.54%
Since Inception	3.76%	3.91%	3.93%	4.97%	5.17%	5.17%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/9/13. The first day of secondary market trading was 7/10/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,007.80	$0.46	$1,000.00	$1,024.80	$0.46	0.09%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

18	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® MAR 2018 CORPORATE ETF

The iShares iBonds Mar 2018 Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing after March 31, 2017 and before April 1, 2018, as represented by the Barclays 2018 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2014, the total return for the Fund was 2.11%, net of fees, while the total return for the Index was 2.54%.

PORTFOLIO ALLOCATION

As of 10/31/14

Sector/Investment Type	Percentage of Total Investments[1]

Financial	43.13%
Investment Companies	10.88
Consumer Non-Cyclical	12.06
Communications	7.52
Energy	6.24
Industrial	5.76
Consumer Cyclical	4.63
Technology	3.91
Utilities	3.38
Basic Materials	2.49

TOTAL	100.00%

BOND CREDIT QUALITY2

As of 10/31/14

Moody’s Credit Rating[3]	Percentage of Total Investments[1]

Aaa	0.32%
Aa	12.90
A	46.27
Baa	39.40
Ba	0.39
Not Rated	0.72

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Includes exposure to the investments of the underlying iShares ETF.
[3]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® iBONDS ® DEC 2018 CORPORATE ETF

Performance as of October 31, 2014

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	0.04%	0.39%	0.21%

The inception date of the Fund was 5/28/14. The first day of secondary market trading was 5/29/14.

For the fiscal period ended 10/31/14, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/28/14) [a]	Ending Account Value (10/31/14)	Expenses Paid During Period [b]	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,000.40	$0.43	$1,000.00	$1,024.70	$0.51	0.10%

[a]	The beginning of the period (commencement of operations) is May 28, 2014.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (156 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

20	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® DEC 2018 CORPORATE ETF

The iShares iBonds Dec 2018 Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2018, as represented by the Barclays December 2018 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from May 28, 2014 (inception date of the Fund) through October 31, 2014 (the “reporting period”), the total return for the Fund was 0.04%, net of fees, while the total return for the Index was 0.21%.

Shorter-term, investment-grade corporate bonds, as measured by the Index, delivered relatively flat returns for the reporting period.

During the reporting period, uneven GDP growth in the U.S., geopolitical concerns among emerging markets, and lower rates in the eurozone all contributed to positive U.S. bond performance.

Countering those benefits was the possibility of rising rates in the United States. During the reporting period, the Fed continued to taper its purchase of bonds, which had kept long-term rates low for the past several years. As the reporting period progressed, economic conditions in the U.S. improved, increasing the expectation that the Fed would raise its benchmark short-term interest rate, which would cause short-term interest rates to also rise. As market participants speculated about the likelihood and timing of an increase in short-term rates, volatility levels increased. Bonds represented by the Index finished the reporting period only slightly higher than where they began.

PORTFOLIO ALLOCATION

As of 10/31/14

Sector	Percentage of Total Investments[1]

Financial	43.25%
Consumer Non-Cyclical	13.89
Energy	8.52
Communications	8.00
Technology	7.03
Utilities	5.64
Industrial	4.84
Basic Materials	4.75
Consumer Cyclical	4.08

TOTAL	100.00%

BOND CREDIT QUALITY

As of 10/31/14

Moody’s Credit Rating[2]	Percentage of Total Investments[1]

Aaa	1.30%
Aa	18.32
A	43.30
Baa	36.49
Ba	0.59

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® iBONDS ® MAR 2020 CORPORATE ETF

Performance as of October 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	4.36%	4.69%	4.54%	4.36%	4.69%	4.54%
Since Inception	5.92%	6.24%	5.95%	7.86%	8.28%	7.86%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/9/13. The first day of secondary market trading was 7/10/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,017.20	$0.46	$1,000.00	$1,024.80	$0.46	0.09%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

22	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® MAR 2020 CORPORATE ETF

The iShares iBonds Mar 2020 Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing after March 31, 2019 and before April 1, 2020, as represented by the Barclays 2020 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2014, the total return for the Fund was 4.36%, net of fees, while the total return for the Index was 4.54%.

PORTFOLIO ALLOCATION

As of 10/31/14

Sector/Investment Type	Percentage of Total Investments[1]

Financial	41.05%
Investment Companies	12.27
Communications	10.39
Consumer Non-Cyclical	9.62
Energy	7.29
Industrial	6.14
Basic Materials	6.09
Utilities	2.84
Technology	2.34
Consumer Cyclical	1.97

TOTAL	100.00%

BOND CREDIT QUALITY2

As of 10/31/14

Moody’s Credit Rating[3]	Percentage of Total Investments[1]

Aa	5.97%
A	44.14
Baa	48.77
Ba	0.09
Not Rated	1.03

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Includes exposure to the investments of the underlying iShares ETF.
[3]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance

iSHARES® iBONDS ® MAR 2023 CORPORATE ETF

Performance as of October 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	6.68%	7.31%	6.71%	6.68%	7.31%	6.71%
Since Inception	6.89%	7.19%	7.18%	9.16%	9.56%	9.50%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/9/13. The first day of secondary market trading was 7/10/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,026.70	$0.41	$1,000.00	$1,024.80	$0.41	0.08%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

24	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® MAR 2023 CORPORATE ETF

The iShares iBonds Mar 2023 Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing after March 31, 2022 and before April 1, 2023, as represented by the Barclays 2023 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2014, the total return for the Fund was 6.68%, net of fees, while the total return for the Index was 6.71%.

PORTFOLIO ALLOCATION

As of 10/31/14

Sector/Investment Type	Percentage of Total Investments[1]

Financial	25.84%
Investment Companies	12.18
Consumer Non-Cyclical	15.96
Energy	11.54
Industrial	10.03
Communications	8.31
Basic Materials	4.65
Utilities	4.51
Consumer Cyclical	3.97
Technology	3.01

TOTAL	100.00%

BOND CREDIT QUALITY2

As of 10/31/14

Moody’s Credit Rating[3]	Percentage of Total Investments[1]

Aaa	0.37%
Aa	7.74
A	42.23
Baa	48.68
Ba	0.98

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Includes exposure to the investments of the underlying iShares ETF.
[3]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2014 (or commencement of operations, as applicable) and held through October 31, 2014, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBONDS® MAR 2016 CORPORATE ex-FINANCIALS ETF

October 31, 2014

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES — 96.02%

AEROSPACE & DEFENSE — 1.10%
United Technologies Corp.
4.88%, 05/01/15	$376	$384,219

		384,219
AGRICULTURE — 0.61%
Altria Group Inc.
4.13%, 09/11/15	114	117,376
Bunge Ltd. Finance Corp.
4.10%, 03/15/16	57	59,269
Reynolds American Inc.
1.05%, 10/30/15	38	38,069

		214,714
AUTO MANUFACTURERS — 3.23%
PACCAR Financial Corp.
0.80%, 02/08/16	150	150,309
1.05%, 06/05/15	188	188,683
Toyota Motor Credit Corp.
0.88%, 07/17/15	300	301,163
2.80%, 01/11/16	264	270,975
3.20%, 06/17/15	214	217,766

		1,128,896
AUTO PARTS & EQUIPMENT — 0.35%
Johnson Controls Inc.
5.50%, 01/15/16	114	120,490

		120,490
BEVERAGES — 5.81%
Anheuser-Busch InBev Finance Inc.
0.80%, 01/15/16	150	150,329
Anheuser-Busch InBev Worldwide Inc.
0.80%, 07/15/15	283	283,813
3.63%, 04/15/15	476	482,647
Brown-Forman Corp.
2.50%, 01/15/16	38	38,858
Coca-Cola Co. (The)
1.50%, 11/15/15	300	303,271
Coca-Cola Enterprises Inc.
2.13%, 09/15/15	100	101,143
Diageo Finance BV
5.30%, 10/28/15	169	176,933
Dr Pepper Snapple Group Inc.
2.90%, 01/15/16	38	38,971

Security	Principal (000s)	Value

PepsiCo Inc.
0.70%, 08/13/15	$188	$188,470
0.70%, 02/26/16	264	264,288

		2,028,723
BIOTECHNOLOGY — 0.22%
Genzyme Corp.
3.63%, 06/15/15	76	77,482

		77,482
CHEMICALS — 2.40%
Dow Chemical Co. (The)
2.50%, 02/15/16	119	121,639
E.I. du Pont de Nemours & Co.
1.95%, 01/15/16[a]	114	115,919
Ecolab Inc.
1.00%, 08/09/15	114	114,367
Potash Corp. of Saskatchewan Inc.
3.75%, 09/30/15	188	193,288
Praxair Inc.
0.75%, 02/21/16	214	214,370
3.25%, 09/15/15	76	77,863

		837,446
COMPUTERS — 2.18%
Computer Sciences Corp.
2.50%, 09/15/15	38	38,535
Hewlett-Packard Co.
2.13%, 09/13/15	76	76,860
2.20%, 12/01/15	38	38,586
International Business Machines Corp.
0.75%, 05/11/15	300	300,750
2.00%, 01/05/16	300	305,467

		760,198
COSMETICS & PERSONAL CARE — 2.21%
Colgate-Palmolive Co.
3.15%, 08/05/15	76	77,572
Procter & Gamble Co. (The)
1.80%, 11/15/15	450	456,587
4.85%, 12/15/15	226	237,204

		771,363
DIVERSIFIED FINANCIAL SERVICES — 1.24%
Ford Motor Credit Co. LLC
2.75%, 05/15/15	200	201,991

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2016 CORPORATE ex-FINANCIALS ETF

October 31, 2014

Security	Principal (000s)	Value

National Rural Utilities Cooperative Finance Corp.
3.05%, 03/01/16	$150	$154,533
3.88%, 09/16/15	76	78,159

		434,683
ELECTRIC — 9.48%
Alabama Power Co.
0.55%, 10/15/15	207	207,065
Consolidated Edison Co. of New York Inc. Series 05-C
5.38%, 12/15/15	114	120,122
Constellation Energy Group Inc.
4.55%, 06/15/15	100	102,256
Dominion Resources Inc./VA Series C
5.15%, 07/15/15	245	252,575
Duke Energy Carolinas LLC
5.30%, 10/01/15	188	196,390
Duke Energy Corp.
3.35%, 04/01/15	538	544,324
Duke Energy Florida Inc.
0.65%, 11/15/15	188	188,356
Exelon Corp.
4.90%, 06/15/15	114	116,906
Georgia Power Co.
0.75%, 08/10/15	114	114,068
Series 12D
0.63%, 11/15/15	150	150,090
LG&E and KU Energy LLC
2.13%, 11/15/15	114	115,480
Louisville Gas & Electric Co.
1.63%, 11/15/15	188	190,058
NextEra Energy Capital Holdings Inc.
1.20%, 06/01/15	150	150,635
7.88%, 12/15/15	38	40,990
Northern States Power Co./MN
1.95%, 08/15/15 (Call 05/15/15)	114	114,918
Public Service Electric & Gas Co.
2.70%, 05/01/15	226	228,577
Southern California Edison Co.
5.00%, 01/15/16	133	139,990
Southern Co. (The)
2.38%, 09/15/15	114	115,740

Security	Principal (000s)	Value

Union Electric Co.
5.40%, 02/01/16	$95	$100,525
Wisconsin Electric Power Co.
6.25%, 12/01/15	114	120,858

		3,309,923
ELECTRICAL COMPONENTS & EQUIPMENT — 0.55%
Emerson Electric Co.
4.13%, 04/15/15	188	191,068

		191,068
ELECTRONICS — 0.90%
Honeywell International Inc.
5.40%, 03/15/16	150	159,788
Thermo Fisher Scientific Inc.
3.20%, 03/01/16	150	154,689

		314,477
FOOD — 2.37%
ConAgra Foods Inc.
1.30%, 01/25/16	38	38,131
Kraft Foods Group Inc.
1.63%, 06/04/15	95	95,582
Kroger Co. (The)
3.90%, 10/01/15	19	19,543
Mondelez International Inc.
4.13%, 02/09/16	150	156,169
Sysco Corp.
0.55%, 06/12/15	114	114,206
Unilever Capital Corp.
0.45%, 07/30/15	300	300,423
2.75%, 02/10/16	100	102,640

		826,694
FOREST PRODUCTS & PAPER — 0.34%
Plum Creek Timberlands LP
5.88%, 11/15/15	114	119,708

		119,708
GAS — 0.22%
Questar Corp.
2.75%, 02/01/16	76	77,727

		77,727
HEALTH CARE — PRODUCTS — 1.68%
Boston Scientific Corp.
6.25%, 11/15/15	76	80,140

28	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2016 CORPORATE ex-FINANCIALS ETF

October 31, 2014

Security	Principal (000s)	Value

Covidien International Finance SA
1.35%, 05/29/15	$38	$38,180
Life Technologies Corp.
3.50%, 01/15/16	38	39,151
Medtronic Inc.
2.63%, 03/15/16	76	77,924
Series B
4.75%, 09/15/15	264	273,482
St. Jude Medical Inc.
2.50%, 01/15/16	76	77,577

		586,454
HEALTH CARE — SERVICES — 0.11%
Quest Diagnostics Inc.
5.45%, 11/01/15	38	39,672

		39,672
HOUSEHOLD PRODUCTS & WARES — 0.34%
Kimberly-Clark Corp.
4.88%, 08/15/15	114	118,007

		118,007
HOUSEWARES — 0.22%
Newell Rubbermaid Inc.
2.00%, 06/15/15	76	76,509

		76,509
INTERNET — 0.87%
Amazon.com Inc.
0.65%, 11/27/15	38	38,009
eBay Inc.
0.70%, 07/15/15	76	76,047
1.63%, 10/15/15	188	189,659

		303,715
IRON & STEEL — 0.30%
Vale Overseas Ltd.
6.25%, 01/11/16	100	105,886

		105,886
LEISURE TIME — 0.11%
Carnival Corp.
1.20%, 02/05/16	38	38,063

		38,063
LODGING — 0.23%
Marriott International Inc./DE
5.81%, 11/10/15	76	80,059

		80,059

Security	Principal (000s)	Value

MACHINERY — 4.25%
Caterpillar Financial Services Corp.
0.70%, 11/06/15	$364	$364,857
0.70%, 02/26/16	300	300,524
Caterpillar Inc.
0.95%, 06/26/15	114	114,390
John Deere Capital Corp.
0.70%, 09/04/15	76	76,249
0.75%, 01/22/16	300	300,780
0.95%, 06/29/15	326	327,130

		1,483,930
MANUFACTURING — 2.23%
Eaton Corp.
0.95%, 11/02/15	188	188,531
General Electric Co.
0.85%, 10/09/15[a]	588	590,660

		779,191
MEDIA — 4.53%
Comcast Corp.
5.85%, 11/15/15	500	527,215
5.90%, 03/15/16	376	402,561
COX Communications Inc.
5.50%, 10/01/15	38	39,675
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
3.50%, 03/01/16	150	155,081
Discovery Communications LLC
3.70%, 06/01/15	76	77,350
NBCUniversal Media LLC
3.65%, 04/30/15	76	77,196
Time Warner Inc.
3.15%, 07/15/15	114	116,039
Walt Disney Co. (The)
0.45%, 12/01/15	188	188,067

		1,583,184
METAL FABRICATE & HARDWARE — 0.54%
Precision Castparts Corp.
0.70%, 12/20/15	188	188,389

		188,389
MINING — 2.12%
BHP Billiton Finance USA Ltd.
5.25%, 12/15/15	338	355,876

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2016 CORPORATE ex-FINANCIALS ETF

October 31, 2014

Security	Principal (000s)	Value

Glencore Canada Corp.
6.00%, 10/15/15	$76	$79,517
Rio Tinto Finance USA Ltd.
1.88%, 11/02/15	300	303,164

		738,557
OFFICE & BUSINESS EQUIPMENT — 0.12%
Xerox Corp.
6.40%, 03/15/16	38	40,807

		40,807
OIL & GAS — 10.99%
BP Capital Markets PLC
0.70%, 11/06/15	226	226,258
3.13%, 10/01/15	338	346,208
3.20%, 03/11/16	514	530,686
Ensco PLC
3.25%, 03/15/16[a]	76	78,148
EOG Resources Inc.
2.50%, 02/01/16	188	192,045
2.95%, 06/01/15	150	152,152
Marathon Oil Corp.
0.90%, 11/01/15	38	38,012
Marathon Petroleum Corp.
3.50%, 03/01/16	114	117,738
Noble Holding International Ltd.
3.45%, 08/01/15	38	38,647
Occidental Petroleum Corp.
2.50%, 02/01/16	226	231,062
Shell International Finance BV
0.63%, 12/04/15	114	114,171
3.10%, 06/28/15	338	344,151
3.25%, 09/22/15	438	448,945
Total Capital International SA
0.75%, 01/25/16	338	338,676
Total Capital SA
2.30%, 03/15/16	188	192,317
3.00%, 06/24/15	150	152,635
3.13%, 10/02/15	250	256,159
Transocean Inc.
4.95%, 11/15/15	38	39,420

		3,837,430
PHARMACEUTICALS — 11.30%
AbbVie Inc.
1.20%, 11/06/15	188	188,973

Security	Principal (000s)	Value

Cardinal Health Inc.
4.00%, 06/15/15	$57	$58,141
GlaxoSmithKline Capital Inc.
0.70%, 03/18/16	588	588,671
GlaxoSmithKline Capital PLC
0.75%, 05/08/15	264	264,596
McKesson Corp.
0.95%, 12/04/15[a]	76	76,192
Medco Health Solutions Inc.
2.75%, 09/15/15	38	38,651
Merck & Co. Inc.
2.25%, 01/15/16	264	269,491
Merck Sharp & Dohme Corp.
4.00%, 06/30/15	376	384,913
Novartis Capital Corp.
2.90%, 04/24/15	626	633,566
Sanofi
2.63%, 03/29/16	700	719,718
Teva Pharmaceutical Finance II BV/Teva Pharmaceutical Finance III LLC
3.00%, 06/15/15	338	343,092
Wyeth LLC
5.50%, 02/15/16	338	359,515
Zoetis Inc.
1.15%, 02/01/16	19	19,043

		3,944,562
PIPELINES — 2.59%
Colorado Interstate Gas Co. LLC
6.80%, 11/15/15	38	40,265
DCP Midstream Operating LP
3.25%, 10/01/15	38	38,843
Enterprise Products Operating LLC
1.25%, 08/13/15	114	114,416
3.20%, 02/01/16	76	78,247
Kinder Morgan Energy Partners LP
3.50%, 03/01/16	38	39,169
ONEOK Partners LP
3.25%, 02/01/16 (Call 01/01/16)	138	141,483
TransCanada PipeLines Ltd.
0.75%, 01/15/16[a]	376	375,924
3.40%, 06/01/15	76	77,229

		905,576

30	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2016 CORPORATE ex-FINANCIALS ETF

October 31, 2014

Security	Principal (000s)	Value

RETAIL — 6.95%
Costco Wholesale Corp.
0.65%, 12/07/15	$376	$376,672
CVS Health Corp.
3.25%, 05/18/15	38	38,557
Home Depot Inc. (The)
5.40%, 03/01/16	800	850,726
Lowe’s Companies Inc.
5.00%, 10/15/15[a]	150	156,357
McDonald’s Corp.
0.75%, 05/29/15	150	150,386
Wal-Mart Stores Inc.
1.50%, 10/25/15	414	418,805
2.25%, 07/08/15[a]	226	229,037
4.50%, 07/01/15	200	205,468

		2,426,008
SEMICONDUCTORS — 0.65%
National Semiconductor Corp.
3.95%, 04/15/15	76	77,193
Texas Instruments Inc.
0.45%, 08/03/15	150	150,173

		227,366
SOFTWARE — 4.34%
Microsoft Corp.
1.63%, 09/25/15	550	556,192
2.50%, 02/08/16	188	192,832
Oracle Corp.
5.25%, 01/15/16	726	767,238

		1,516,262
TELECOMMUNICATIONS — 8.11%
AT&T Inc.
0.80%, 12/01/15	226	226,202
0.90%, 02/12/16	683	684,590
Cisco Systems Inc.
5.50%, 02/22/16	1,038	1,104,361
Deutsche Telekom International Finance BV
5.75%, 03/23/16	150	159,912
Juniper Networks Inc.
3.10%, 03/15/16	76	77,889
Orange SA
2.13%, 09/16/15	38	38,416

Security	Principal or Shares (000s)	Value

Telefonica Emisiones SAU
3.99%, 02/16/16	$114	$118,340
Verizon Communications Inc.
0.70%, 11/02/15	300	300,399
5.55%, 02/15/16	114	121,024

		2,831,133
TRANSPORTATION — 0.23%
Norfolk Southern Corp.
5.75%, 01/15/16	38	40,220
Ryder System Inc.
3.60%, 03/01/16	38	39,399

		79,619

TOTAL CORPORATE BONDS & NOTES
(Cost: $33,469,372)		33,528,190

SHORT-TERM INVESTMENTS — 7.28%

MONEY MARKET FUNDS — 7.28%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[b,c,d]	1,251	1,251,059
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[b,c,d]	120	119,959
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	1,172	1,171,996

		2,543,014

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,543,014)		2,543,014

TOTAL INVESTMENTS IN SECURITIES — 103.30%
(Cost: $36,012,386)		36,071,204
Other Assets, Less Liabilities — (3.30)%		(1,153,338)

NET ASSETS — 100.00%		$34,917,866

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments

iSHARES® iBONDS® MAR 2018 CORPORATE ex-FINANCIALS ETF

October 31, 2014

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES — 97.07%

AEROSPACE & DEFENSE — 3.13%
General Dynamics Corp.
1.00%, 11/15/17	$1,449	$1,433,005
United Technologies Corp.
1.80%, 06/01/17	3,601	3,661,126

		5,094,131
AGRICULTURE — 1.78%
Archer-Daniels-Midland Co.
5.45%, 03/15/18	1,349	1,511,334
Bunge Ltd. Finance Corp.
3.20%, 06/15/17	208	215,304
Philip Morris International Inc.
1.13%, 08/21/17	1,025	1,020,853
Reynolds American Inc.
6.75%, 06/15/17	129	145,379

		2,892,870
AUTO MANUFACTURERS — 2.24%
Toyota Motor Credit Corp.
1.25%, 10/05/17	1,837	1,832,679
1.38%, 01/10/18	251	249,959
1.75%, 05/22/17	1,550	1,571,721

		3,654,359
BEVERAGES — 7.48%
Anheuser-Busch InBev Finance Inc.
1.25%, 01/17/18	1,593	1,572,730
Anheuser-Busch InBev Worldwide Inc.
1.38%, 07/15/17	2,124	2,124,151
Beam Suntory Inc.
1.88%, 05/15/17	409	413,602
Brown-Forman Corp.
1.00%, 01/15/18	574	564,368
Coca-Cola Co. (The)
1.65%, 03/14/18	1,593	1,602,994
5.35%, 11/15/17	904	1,012,679
Diageo Capital PLC
1.50%, 05/11/17	2,856	2,872,137
5.75%, 10/23/17	165	185,234
PepsiCo Inc.
1.25%, 08/13/17[a]	1,837	1,833,383

		12,181,278

Security	Principal (000s)	Value

BIOTECHNOLOGY — 0.56%
Amgen Inc.
2.13%, 05/15/17	$904	$919,333

		919,333
CHEMICALS — 2.13%
Eastman Chemical Co.
2.40%, 06/01/17	373	379,834
Ecolab Inc.
1.45%, 12/08/17	409	406,017
Monsanto Co.
1.15%, 06/30/17	450	448,095
Potash Corp. of Saskatchewan Inc.
3.25%, 12/01/17	86	90,326
PPG Industries Inc.
6.65%, 03/15/18	86	98,950
Praxair Inc.
1.05%, 11/07/17	940	931,082
Rohm & Haas Co.
6.00%, 09/15/17	109	121,945
Sherwin-Williams Co. (The)
1.35%, 12/15/17	1,003	996,233

		3,472,482
COMMERCIAL SERVICES — 0.37%
Catholic Health Initiatives
1.60%, 11/01/17	185	185,042
Western Union Co. (The)
2.88%, 12/10/17	409	421,451

		606,493
COMPUTERS — 4.05%
Apple Inc.
1.05%, 05/05/17	1,000	1,000,442
Computer Sciences Corp.
6.50%, 03/15/18	373	413,189
Hewlett-Packard Co.
2.60%, 09/15/17	861	880,866
International Business Machines Corp.
1.25%, 02/08/18	1,550	1,535,794
5.70%, 09/14/17	2,289	2,566,076
NetApp Inc.
2.00%, 12/15/17	208	210,001

		6,606,368

32	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2018 CORPORATE ex-FINANCIALS ETF

October 31, 2014

Security	Principal (000s)	Value

DIVERSIFIED FINANCIAL SERVICES — 1.12%
Ford Motor Credit Co. LLC
3.00%, 06/12/17	$800	$826,011
National Rural Utilities Cooperative Finance Corp.
5.45%, 04/10/17	409	450,574
5.45%, 02/01/18	495	552,964

		1,829,549
ELECTRIC — 6.77%
Alabama Power Co.
5.50%, 10/15/17	129	144,530
American Electric Power Co. Inc.
1.65%, 12/15/17 (Call 11/15/17)	495	495,700
Commonwealth Edison Co.
5.80%, 03/15/18	208	235,623
Dominion Resources Inc./VA Series A
1.40%, 09/15/17	409	407,257
Duke Energy Carolinas LLC
5.25%, 01/15/18	129	144,433
Duke Energy Corp.
1.63%, 08/15/17	1,604	1,610,666
Exelon Generation Co. LLC
6.20%, 10/01/17[a]	1,000	1,119,243
Georgia Power Co. Series B
5.70%, 06/01/17	208	231,612
MidAmerican Energy Co.
5.30%, 03/15/18	904	1,010,570
Nisource Finance Corp.
6.40%, 03/15/18	409	465,979
Northern States Power Co./MN
5.25%, 03/01/18	983	1,093,625
Pacific Gas & Electric Co.
5.63%, 11/30/17	86	96,357
PECO Energy Co.
5.35%, 03/01/18	1,227	1,373,272
Pennsylvania Electric Co.
6.05%, 09/01/17	86	95,994
Southern Co. (The)
1.30%, 08/15/17	500	498,470
Union Electric Co.
6.40%, 06/15/17	129	145,575

Security	Principal (000s)	Value

Virginia Electric and Power Co.
1.20%, 01/15/18 (Call 12/15/17)	$1,880	$1,860,751

		11,029,657
ELECTRONICS — 2.18%
Honeywell International Inc.
5.30%, 03/01/18	1,349	1,501,597
Koninklijke Philips NV
5.75%, 03/11/18	1,758	1,970,710
Thermo Fisher Scientific Inc.
1.85%, 01/15/18	86	85,950

		3,558,257
ENGINEERING & CONSTRUCTION — 0.18%
ABB Finance USA Inc.
1.63%, 05/08/17	287	288,791

		288,791
ENVIRONMENTAL CONTROL — 0.28%
Waste Management Inc.
6.10%, 03/15/18	409	464,006

		464,006
FOOD — 2.25%
ConAgra Foods Inc.
1.90%, 01/25/18	452	450,047
Delhaize Group SA
6.50%, 06/15/17	86	96,136
Kellogg Co.
1.75%, 05/17/17	409	412,339
Kraft Foods Group Inc.
2.25%, 06/05/17	373	380,166
Kroger Co. (The)
6.40%, 08/15/17	86	97,107
Mondelez International Inc.
6.13%, 02/01/18	409	463,775
6.50%, 08/11/17	452	512,295
Sysco Corp.
1.45%, 10/02/17	500	501,187
5.25%, 02/12/18	165	182,837
Unilever Capital Corp.
0.85%, 08/02/17[a]	574	568,234

		3,664,123
HEALTH CARE — PRODUCTS — 0.64%
Covidien International Finance SA
6.00%, 10/15/17	330	370,303

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2018 CORPORATE ex-FINANCIALS ETF

October 31, 2014

Security	Principal (000s)	Value

CR Bard Inc.
1.38%, 01/15/18	$674	$666,600

		1,036,903
HOUSEHOLD PRODUCTS & WARES — 0.51%
Kimberly-Clark Corp.
6.13%, 08/01/17	739	834,097

		834,097
HOUSEWARES — 0.13%
Newell Rubbermaid Inc.
2.05%, 12/01/17	208	208,481

		208,481
INTERNET — 1.93%
Amazon.com Inc.
1.20%, 11/29/17	495	489,928
Baidu Inc.
2.25%, 11/28/17	900	906,968
eBay Inc.
1.35%, 07/15/17	1,349	1,339,313
Symantec Corp.
2.75%, 06/15/17 (Call 05/15/17)	409	414,300

		3,150,509
IRON & STEEL — 0.31%
Nucor Corp.
5.75%, 12/01/17	452	504,269

		504,269
LEISURE TIME — 0.18%
Carnival Corp.
1.88%, 12/15/17[a]	287	285,554

		285,554
MACHINERY — 3.65%
Caterpillar Financial Services Corp.
1.30%, 03/01/18	1,471	1,455,383
1.63%, 06/01/17	1,104	1,113,866
Series G
1.25%, 11/06/17	287	284,122
John Deere Capital Corp.
1.20%, 10/10/17	208	207,150
1.30%, 03/12/18	1,471	1,455,721
1.55%, 12/15/17	500	500,192
2.80%, 09/18/17	617	643,397
Roper Industries Inc.
1.85%, 11/15/17	287	288,761

		5,948,592

Security	Principal (000s)	Value

MANUFACTURING — 3.85%
3M Co.
1.00%, 06/26/17	$1,161	$1,157,302
Danaher Corp.
5.63%, 01/15/18	86	96,232
Eaton Corp.
1.50%, 11/02/17	574	571,620
General Electric Co.
5.25%, 12/06/17	3,686	4,102,490
Pentair Finance SA
1.88%, 09/15/17	336	336,680

		6,264,324
MEDIA — 4.28%
CBS Corp.
1.95%, 07/01/17	287	290,346
Comcast Corp.
5.88%, 02/15/18	409	464,249
6.30%, 11/15/17	2,589	2,954,968
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
1.75%, 01/15/18	373	371,629
Time Warner Cable Inc.
5.85%, 05/01/17	287	317,281
Viacom Inc.
3.50%, 04/01/17	287	301,115
Walt Disney Co. (The)
1.10%, 12/01/17	2,289	2,272,311

		6,971,899
METAL FABRICATE & HARDWARE — 0.75%
Precision Castparts Corp.
1.25%, 01/15/18	1,227	1,215,588

		1,215,588
MINING — 1.84%
Freeport-McMoRan Inc.
2.38%, 03/15/18	653	655,452
Goldcorp Inc.
2.13%, 03/15/18	500	498,325
Rio Tinto Finance USA PLC
1.63%, 08/21/17 (Call 07/21/17)	1,715	1,722,881
Teck Resources Ltd.
2.50%, 02/01/18	129	128,565

		3,005,223

34	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2018 CORPORATE ex-FINANCIALS ETF

October 31, 2014

Security	Principal (000s)	Value

OFFICE & BUSINESS EQUIPMENT — 0.01%
Pitney Bowes Inc.
5.75%, 09/15/17	$16	$17,684

		17,684
OIL & GAS — 10.60%
Anadarko Petroleum Corp.
6.38%, 09/15/17	1,270	1,431,058
Apache Corp.
1.75%, 04/15/17	165	166,022
BP Capital Markets PLC
1.38%, 11/06/17	2,203	2,192,198
1.85%, 05/05/17	537	544,192
Canadian Natural Resources Ltd.
5.70%, 05/15/17	574	631,986
Chevron Corp.
1.10%, 12/05/17 (Call 11/05/17)	2,454	2,437,818
ConocoPhillips Co.
1.05%, 12/15/17 (Call 11/15/17)	1,270	1,254,079
Devon Energy Corp.
1.88%, 05/15/17 (Call 11/13/14)	409	419,348
Encana Corp.
5.90%, 12/01/17	409	457,212
EOG Resources Inc.
5.88%, 09/15/17	330	368,729
Marathon Oil Corp.
5.90%, 03/15/18[a]	287	323,735
Murphy Oil Corp.
2.50%, 12/01/17	409	413,586
Nabors Industries Inc.
6.15%, 02/15/18	208	232,668
Occidental Petroleum Corp.
1.50%, 02/15/18 (Call 01/15/18)	531	527,978
Phillips 66
2.95%, 05/01/17	452	469,469
Shell International Finance BV
1.13%, 08/21/17	1,306	1,303,943
Southwestern Energy Co.
7.50%, 02/01/18	129	150,067
Total Capital Canada Ltd.
1.45%, 01/15/18	1,636	1,630,468
Total Capital International SA
1.55%, 06/28/17	1,471	1,482,415

Security	Principal (000s)	Value

Transocean Inc.
2.50%, 10/15/17	$452	$446,001
Valero Energy Corp.
6.13%, 06/15/17	86	95,431
XTO Energy Inc.
6.25%, 08/01/17	250	284,981

		17,263,384
OIL & GAS SERVICES — 0.39%
National Oilwell Varco Inc.
1.35%, 12/01/17	452	448,988
Weatherford International Ltd./Bermuda
6.00%, 03/15/18	165	184,363

		633,351
PHARMACEUTICALS — 9.50%
AbbVie Inc.
1.75%, 11/06/17	1,068	1,070,434
Actavis Inc.
1.88%, 10/01/17	373	368,840
Allergan Inc./United States
1.35%, 03/15/18[a]	287	272,730
AstraZeneca PLC
5.90%, 09/15/17	2,309	2,605,908
Bristol-Myers Squibb Co.
0.88%, 08/01/17	1,025	1,014,305
Cardinal Health Inc.
1.70%, 03/15/18	409	405,565
GlaxoSmithKline Capital PLC
1.50%, 05/08/17	2,411	2,434,771
Johnson & Johnson
5.55%, 08/15/17	1,184	1,331,012
McKesson Corp.
1.40%, 03/15/18	409	401,843
Medco Health Solutions Inc.
7.13%, 03/15/18	531	618,198
Merck & Co. Inc.
1.10%, 01/31/18[a]	1,715	1,698,265
6.00%, 09/15/17	904	1,022,782
Pfizer Inc.
1.10%, 05/15/17	500	499,973
4.65%, 03/01/18	251	275,849
Wyeth LLC
5.45%, 04/01/17	983	1,084,638

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2018 CORPORATE ex-FINANCIALS ETF

October 31, 2014

Security	Principal (000s)	Value

Zoetis Inc.
1.88%, 02/01/18	$373	$370,624

		15,475,737
PIPELINES — 1.25%
DCP Midstream Operating LP
2.50%, 12/01/17 (Call 11/01/17)	409	416,818
Enterprise Products Operating LLC Series L
6.30%, 09/15/17	409	461,855
Kinder Morgan Energy Partners LP
5.95%, 02/15/18	904	1,010,699
Questar Pipeline Co.
5.83%, 02/01/18	129	143,919

		2,033,291
RETAIL — 8.88%
Costco Wholesale Corp.
1.13%, 12/15/17	1,428	1,418,113
CVS Health Corp.
5.75%, 06/01/17[a]	452	501,196
Dollar General Corp.
4.13%, 07/15/17[a]	409	424,940
Lowe’s Companies Inc.
1.63%, 04/15/17 (Call 03/15/17)	1,184	1,194,567
McDonald’s Corp.
5.35%, 03/01/18	1,184	1,323,102
5.80%, 10/15/17	983	1,107,726
Nordstrom Inc.
6.25%, 01/15/18	287	326,518
Staples Inc.
2.75%, 01/12/18 (Call 12/13/17)[a]	409	413,168
Starbucks Corp.
6.25%, 08/15/17	250	281,489
Target Corp.
5.38%, 05/01/17	100	110,064
6.00%, 01/15/18	2,490	2,831,924
Wal-Mart Stores Inc.
5.38%, 04/05/17	787	867,932
5.80%, 02/15/18	2,325	2,625,532
Walgreen Co.
1.80%, 09/15/17	983	985,954
Yum! Brands Inc.
6.25%, 03/15/18	48	53,937

		14,466,162

Security	Principal (000s)	Value

SEMICONDUCTORS — 2.70%
Altera Corp.
1.75%, 05/15/17	$574	$577,244
Intel Corp.
1.35%, 12/15/17	3,839	3,829,393

		4,406,637
SOFTWARE — 2.78%
Dun & Bradstreet Corp. (The)
3.25%, 12/01/17	287	296,609
Microsoft Corp.
0.88%, 11/15/17	1,148	1,137,166
Oracle Corp.
1.20%, 10/15/17	3,100	3,088,165

		4,521,940
TELECOMMUNICATIONS — 6.48%
America Movil SAB de CV
5.63%, 11/15/17	775	866,865
AT&T Inc.
1.40%, 12/01/17	1,392	1,385,228
1.70%, 06/01/17	1,062	1,070,534
5.50%, 02/01/18	1,550	1,731,335
Nippon Telegraph & Telephone Corp.
1.40%, 07/18/17	495	494,051
Telefonica Emisiones SAU
6.22%, 07/03/17	208	232,041
Verizon Communications Inc.
1.10%, 11/01/17	861	849,883
5.50%, 04/01/17	86	94,777
5.50%, 02/15/18	574	644,282
Vodafone Group PLC
1.25%, 09/26/17	1,636	1,618,800
1.50%, 02/19/18	1,593	1,570,266

		10,558,062
TRANSPORTATION — 1.89%
Burlington Northern Santa Fe LLC
5.65%, 05/01/17	251	277,824
5.75%, 03/15/18	904	1,023,213
CSX Corp.
6.25%, 03/15/18	452	517,380
Ryder System Inc.
2.50%, 03/01/18 (Call 02/01/18)	208	211,595

36	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2018 CORPORATE ex-FINANCIALS ETF

October 31, 2014

Security	Principal or Shares (000s)	Value

United Parcel Service Inc.
1.13%, 10/01/17	$904	$900,202
5.50%, 01/15/18	129	145,138

		3,075,352

TOTAL CORPORATE BONDS & NOTES
(Cost: $158,229,046)		158,138,736

SHORT-TERM INVESTMENTS — 5.17%

MONEY MARKET FUNDS — 5.17%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[b,c,d]	3,753	3,752,880
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[b,c,d]	360	359,848
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	4,315	4,314,591

		8,427,319

TOTAL SHORT-TERM INVESTMENTS
(Cost: $8,427,319)		8,427,319

TOTAL INVESTMENTS IN SECURITIES — 102.24%
(Cost: $166,656,365)		166,566,055
Other Assets, Less Liabilities — (2.24)%		(3,645,604)

NET ASSETS — 100.00%		$162,920,451

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments

iSHARES® iBONDS® MAR 2020 CORPORATE ex-FINANCIALS ETF

October 31, 2014

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES — 98.86%

AEROSPACE & DEFENSE — 3.73%
Boeing Capital Corp.
4.70%, 10/27/19	$225	$251,571
Boeing Co. (The)
4.88%, 02/15/20	855	963,642
L-3 Communications Corp.
5.20%, 10/15/19	115	127,359
Lockheed Martin Corp.
4.25%, 11/15/19	225	244,327
Northrop Grumman Corp.
5.05%, 08/01/19	100	111,121
Raytheon Co.
4.40%, 02/15/20	290	318,210

		2,016,230
AGRICULTURE — 2.30%
Altria Group Inc.
9.25%, 08/06/19	115	149,902
Bunge Ltd. Finance Corp.
8.50%, 06/15/19	165	204,625
Lorillard Tobacco Co.
8.13%, 06/23/19[a]	115	140,881
Philip Morris International Inc.
4.50%, 03/26/20	675	747,916

		1,243,324
AUTO MANUFACTURERS — 1.67%
American Honda Finance Corp.
2.25%, 08/15/19	400	401,295
Toyota Motor Credit Corp.
2.13%, 07/18/19	500	500,365

		901,660
BEVERAGES — 4.33%
Anheuser-Busch InBev Worldwide Inc.
5.38%, 01/15/20	975	1,106,486
6.88%, 11/15/19	130	156,370
Coca-Cola FEMSA SAB de CV
4.63%, 02/15/20	325	356,835
PepsiCo Inc.
4.50%, 01/15/20	645	716,285

		2,335,976

Security	Principal (000s)	Value

CHEMICALS — 5.86%
Air Products & Chemicals Inc.
4.38%, 08/21/19	$225	$246,030
Airgas Inc.
2.38%, 02/15/20 (Call 01/15/20)	115	112,842
Dow Chemical Co. (The)
8.55%, 05/15/19	200	251,530
E.I. du Pont de Nemours & Co.
4.63%, 01/15/20	615	681,937
LyondellBasell Industries NV
5.00%, 04/15/19 (Call 01/15/19)	300	329,038
Potash Corp. of Saskatchewan Inc.
4.88%, 03/30/20[a]	485	539,642
6.50%, 05/15/19	485	573,269
Praxair Inc.
4.50%, 08/15/19	390	431,327

		3,165,615
COMMERCIAL SERVICES — 1.59%
Board of Trustees of The Leland Stanford Junior University (The)
4.75%, 05/01/19	260	292,312
MasterCard Inc.
2.00%, 04/01/19	500	499,401
Western Union Co. (The)
3.35%, 05/22/19	65	66,974

		858,687
COMPUTERS — 4.67%
Apple Inc.
2.10%, 05/06/19[a]	1,250	1,255,996
International Business Machines Corp.
1.88%, 05/15/19	710	705,910
8.38%, 11/01/19	325	420,633
Lexmark International Inc.
5.13%, 03/15/20	130	137,915

		2,520,454
DIVERSIFIED FINANCIAL SERVICES — 0.23%
Ford Motor Credit Co. LLC
8.13%, 01/15/20	100	125,134

		125,134
ELECTRIC — 7.26%
Appalachian Power Co.
7.95%, 01/15/20	130	164,313

38	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2020 CORPORATE ex-FINANCIALS ETF

October 31, 2014

Security	Principal (000s)	Value

Consolidated Edison Co. of New York Inc.
6.65%, 04/01/19	$450	$536,797
Consumers Energy Co.
6.70%, 09/15/19[a]	450	542,404
Duke Energy Ohio Inc.
5.45%, 04/01/19	515	588,842
Exelon Generation Co. LLC
5.20%, 10/01/19	165	183,562
Georgia Power Co.
4.25%, 12/01/19	325	357,557
Kansas City Power & Light Co.
7.15%, 04/01/19	225	272,066
NextEra Energy Capital Holdings Inc.
2.40%, 09/15/19 (Call 08/15/19)	300	300,561
Public Service Co. of Colorado
5.13%, 06/01/19	325	369,136
Public Service Electric & Gas Co.
2.00%, 08/15/19 (Call 07/15/19)	100	99,962
Virginia Electric and Power Co.
5.00%, 06/30/19	450	507,286

		3,922,486
ELECTRICAL COMPONENTS & EQUIPMENT — 1.01%
Emerson Electric Co.
4.88%, 10/15/19	485	546,603

		546,603
ENTERTAINMENT — 0.20%
International Game Technology
7.50%, 06/15/19	100	110,580

		110,580
ENVIRONMENTAL CONTROL — 0.47%
Republic Services Inc.
5.50%, 09/15/19	225	255,131

		255,131
FOOD — 1.46%
Kellogg Co.
4.15%, 11/15/19	65	70,341
Kraft Foods Group Inc.
5.38%, 02/10/20	195	221,213
Kroger Co. (The)
6.15%, 01/15/20	130	151,444
Mondelez International Inc.
5.38%, 02/10/20	260	294,951

Security	Principal (000s)	Value

Tyson Foods Inc.
2.65%, 08/15/19 (Call 07/15/19)	$50	$50,467

		788,416
HAND & MACHINE TOOLS — 0.21%
Kennametal Inc.
2.65%, 11/01/19 (Call 10/01/19)	115	114,528

		114,528
HEALTH CARE — PRODUCTS — 5.44%
Baxter International Inc.
4.50%, 08/15/19	645	708,722
Becton, Dickinson and Co.
5.00%, 05/15/19	290	320,158
Boston Scientific Corp.
6.00%, 01/15/20	115	131,755
CareFusion Corp.
6.38%, 08/01/19	65	75,239
Life Technologies Corp.
6.00%, 03/01/20	225	259,727
Medtronic Inc.
4.45%, 03/15/20	925	1,018,631
Stryker Corp.
4.38%, 01/15/20	390	424,313

		2,938,545
HEALTH CARE — SERVICES — 0.47%
Quest Diagnostics Inc.
2.70%, 04/01/19	250	252,511

		252,511
INTERNET — 1.93%
Baidu Inc.
2.75%, 06/09/19	500	501,423
eBay Inc.
2.20%, 08/01/19 (Call 07/01/19)	550	539,776

		1,041,199
IRON & STEEL — 0.38%
Allegheny Technologies Inc.
9.38%, 06/01/19	65	78,411
Vale Overseas Ltd.
5.63%, 09/15/19[a]	115	128,815

		207,226
MACHINERY — 2.72%
Caterpillar Financial Services Corp.
2.10%, 06/09/19	350	350,481

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2020 CORPORATE ex-FINANCIALS ETF

October 31, 2014

Security	Principal (000s)	Value

John Deere Capital Corp.
1.70%, 01/15/20	$450	$436,208
2.25%, 04/17/19	675	679,910

		1,466,599
MANUFACTURING — 1.31%
3M Co.
1.63%, 06/15/19	250	247,097
Illinois Tool Works Inc.
6.25%, 04/01/19	390	457,770

		704,867
MEDIA — 5.12%
Comcast Corp.
5.15%, 03/01/20[a]	790	899,892
5.70%, 07/01/19	250	288,857
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
5.88%, 10/01/19	325	373,523
Thomson Reuters Corp.
4.70%, 10/15/19	130	141,930
Time Warner Cable Inc.
5.00%, 02/01/20	225	251,703
Time Warner Inc.
2.10%, 06/01/19	250	246,244
4.88%, 03/15/20	115	126,591
Viacom Inc.
5.63%, 09/15/19	165	187,226
Walt Disney Co. (The)
1.85%, 05/30/19	250	248,491

		2,764,457
MINING — 5.21%
Barrick Gold Corp.
6.95%, 04/01/19	130	149,185
BHP Billiton Finance USA Ltd.
6.50%, 04/01/19	1,125	1,333,336
Freeport-McMoRan Inc.
3.10%, 03/15/20	130	129,498
Newmont Mining Corp.
5.13%, 10/01/19[a]	115	125,222
Rio Tinto Finance USA Ltd.
9.00%, 05/01/19	840	1,076,871

		2,814,112

Security	Principal (000s)	Value

OFFICE & BUSINESS EQUIPMENT — 0.27%
Xerox Corp.
5.63%, 12/15/19	$130	$147,020

		147,020
OIL & GAS — 9.04%
Anadarko Petroleum Corp.
6.95%, 06/15/19	165	195,998
BP Capital Markets PLC
2.24%, 05/10/19	500	499,542
Cenovus Energy Inc.
5.70%, 10/15/19	165	187,745
ConocoPhillips
6.00%, 01/15/20	780	915,426
Diamond Offshore Drilling Inc.
5.88%, 05/01/19	325	366,857
Encana Corp.
6.50%, 05/15/19	165	192,547
EOG Resources Inc.
5.63%, 06/01/19	645	736,013
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc.
6.13%, 06/15/19 (Call 06/15/16)	42	45,833
Husky Energy Inc.
7.25%, 12/15/19	115	138,779
Pride International Inc.
8.50%, 06/15/19	100	123,527
Shell International Finance BV
4.30%, 09/22/19	565	623,087
4.38%, 03/25/20	390	431,946
Talisman Energy Inc.
7.75%, 06/01/19	165	195,538
Total Capital International SA
2.10%, 06/19/19	100	100,006
Valero Energy Corp.
6.13%, 02/01/20	115	132,280

		4,885,124
OIL & GAS SERVICES — 1.47%
Halliburton Co.
6.15%, 09/15/19[a]	675	792,467

		792,467
PACKAGING & CONTAINERS — 0.11%
Bemis Co. Inc.
6.80%, 08/01/19	50	58,766

		58,766

40	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2020 CORPORATE ex-FINANCIALS ETF

October 31, 2014

Security	Principal (000s)	Value

PHARMACEUTICALS — 7.13%
Abbott Laboratories
5.13%, 04/01/19	$565	$632,709
Actavis Funding SCS
2.45%, 06/15/19[b]	25	24,244
AstraZeneca PLC
1.95%, 09/18/19	740	735,948
Express Scripts Holding Co.
2.25%, 06/15/19	50	49,698
7.25%, 06/15/19	65	78,275
Mead Johnson Nutrition Co.
4.90%, 11/01/19	65	71,876
Merck Sharp & Dohme Corp.
5.00%, 06/30/19	1,170	1,313,963
Pfizer Inc.
2.10%, 05/15/19	500	501,977
Teva Pharmaceutical Finance IV LLC
2.25%, 03/18/20[a]	450	441,948

		3,850,638
PIPELINES — 2.77%
DCP Midstream Operating LP
2.70%, 04/01/19 (Call 03/01/19)	250	251,239
Enbridge Energy Partners LP
5.20%, 03/15/20	115	127,112
EnLink Midstream Partners LP
2.70%, 04/01/19 (Call 03/01/19)	250	250,933
Kinder Morgan Energy Partners LP
6.85%, 02/15/20	180	212,122
Plains All American Pipeline LP/PAA Finance Corp.
5.75%, 01/15/20	65	74,809
8.75%, 05/01/19	115	145,926
Spectra Energy Capital LLC
8.00%, 10/01/19	130	160,586
Williams Partners LP
5.25%, 03/15/20	245	272,691

		1,495,418
REAL ESTATE INVESTMENT TRUSTS — 1.20%
Host Hotels & Resorts LP
5.88%, 06/15/19 (Call 06/15/15)	500	529,500
Weyerhaeuser Co.
7.38%, 10/01/19	100	121,088

		650,588

Security	Principal (000s)	Value

RETAIL — 5.47%
AutoNation Inc.
5.50%, 02/01/20	$100	$108,968
Costco Wholesale Corp.
1.70%, 12/15/19	975	953,896
CVS Health Corp.
2.25%, 08/12/19 (Call 07/12/19)	100	99,601
Home Depot Inc. (The)
2.00%, 06/15/19 (Call 05/15/19)	500	499,373
McDonald’s Corp.
1.88%, 05/29/19	450	446,410
Target Corp.
2.30%, 06/26/19	500	502,451
TJX Companies Inc. (The)
6.95%, 04/15/19	225	269,292
Yum! Brands Inc.
5.30%, 09/15/19	65	71,857

		2,951,848
SEMICONDUCTORS — 1.19%
Texas Instruments Inc.
1.65%, 08/03/19	660	644,906

		644,906
SOFTWARE — 3.75%
Adobe Systems Inc.
4.75%, 02/01/20	65	71,585
Microsoft Corp.
4.20%, 06/01/19	615	678,270
Oracle Corp.
5.00%, 07/08/19	1,135	1,276,902

		2,026,757
TELECOMMUNICATIONS — 6.70%
America Movil SAB de CV
5.00%, 03/30/20	885	977,554
Cisco Systems Inc.
4.45%, 01/15/20	1,125	1,241,926
Deutsche Telekom International Finance BV
6.00%, 07/08/19	165	191,901
Orange SA
5.38%, 07/08/19	130	146,681
Telefonica Emisiones SAU
5.88%, 07/15/19[a]	115	131,869
Verizon Communications Inc.
6.35%, 04/01/19	130	151,641

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2020 CORPORATE ex-FINANCIALS ETF

October 31, 2014

Security	Principal or Shares (000s)	Value

Vodafone Group PLC
5.45%, 06/10/19	$690	$779,399

		3,620,971
TOYS, GAMES & HOBBIES — 0.14%
Mattel Inc.
2.35%, 05/06/19	75	74,623

		74,623
TRANSPORTATION — 2.05%
Burlington Northern Santa Fe LLC
4.70%, 10/01/19	65	72,186
Ryder System Inc.
2.45%, 09/03/19 (Call 08/03/19)	40	39,785
2.55%, 06/01/19 (Call 05/01/19)	115	115,251
United Parcel Service Inc.
5.13%, 04/01/19	775	878,340

		1,105,562

TOTAL CORPORATE BONDS & NOTES
(Cost: $53,658,019)		53,399,028

SHORT-TERM INVESTMENTS — 3.06%

MONEY MARKET FUNDS — 3.06%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[c,d,e]	1,457	1,456,528
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	140	139,660
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	59	58,821

		1,655,009

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,655,009)		1,655,009

TOTAL INVESTMENTS IN SECURITIES — 101.92%
(Cost: $55,313,028)		55,054,037
Other Assets, Less Liabilities — (1.92)%		(1,039,426)

NET ASSETS — 100.00%		$54,014,611

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

42	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBONDS® MAR 2023 CORPORATE ex-FINANCIALS ETF

October 31, 2014

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES — 97.91%

ADVERTISING — 0.58%
Omnicom Group Inc.
3.63%, 05/01/22	$300	$305,744

		305,744
AEROSPACE & DEFENSE — 4.95%
Embraer SA
5.15%, 06/15/22[a]	100	106,750
General Dynamics Corp.
2.25%, 11/15/22 (Call 08/15/22)	650	616,999
Raytheon Co.
2.50%, 12/15/22 (Call 09/15/22)	700	675,201
United Technologies Corp.
3.10%, 06/01/22	1,200	1,218,312

		2,617,262
AGRICULTURE — 1.92%
Altria Group Inc.
2.85%, 08/09/22	100	96,772
Philip Morris International Inc.
2.63%, 03/06/23	850	820,221
Reynolds American Inc.
3.25%, 11/01/22	100	97,352

		1,014,345
AIRLINES — 0.38%
American Airlines 2013-2 Pass Through Trust Class A
4.95%, 07/15/24	189	201,065

		201,065
AUTO MANUFACTURERS — 0.74%
Toyota Motor Credit Corp.
2.63%, 01/10/23	400	392,183

		392,183
AUTO PARTS & EQUIPMENT — 0.10%
Delphi Corp.
5.00%, 02/15/23 (Call 02/15/18)	50	53,500

		53,500
BEVERAGES — 5.68%
Anheuser-Busch InBev Finance Inc.
2.63%, 01/17/23	500	478,518
Anheuser-Busch InBev Worldwide Inc.
2.50%, 07/15/22	900	861,760

Security	Principal (000s)	Value

Brown-Forman Corp.
2.25%, 01/15/23 (Call 10/15/22)	$100	$94,199
Diageo Investment Corp.
2.88%, 05/11/22	650	645,235
8.00%, 09/15/22	150	196,880
PepsiCo Inc.
2.75%, 03/01/23	750	726,837

		3,003,429
BIOTECHNOLOGY — 0.38%
Amgen Inc.
3.63%, 05/15/22 (Call 02/15/22)	100	102,064
Celgene Corp.
3.25%, 08/15/22[a]	100	100,103

		202,167
CHEMICALS — 4.04%
Agrium Inc.
3.15%, 10/01/22 (Call 07/01/22)	50	48,851
Air Products & Chemicals Inc.
2.75%, 02/03/23	100	97,078
Cabot Corp.
3.70%, 07/15/22	100	101,105
Dow Chemical Co. (The)
3.00%, 11/15/22 (Call 08/15/22)	100	97,451
E.I. du Pont de Nemours & Co.
2.80%, 02/15/23	850	829,372
Eastman Chemical Co.
3.60%, 08/15/22 (Call 05/15/22)	100	101,224
Monsanto Co.
2.20%, 07/15/22 (Call 04/15/22)	500	469,869
Praxair Inc.
2.20%, 08/15/22 (Call 05/15/22)	100	94,918
2.70%, 02/21/23 (Call 11/21/22)	300	293,109

		2,132,977
COMMERCIAL SERVICES — 0.18%
Catholic Health Initiatives
2.95%, 11/01/22	100	96,978

		96,978
COMPUTERS — 1.25%
Computer Sciences Corp.
4.45%, 09/15/22	50	50,881
Hewlett-Packard Co.
4.05%, 09/15/22	50	51,066

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2023 CORPORATE ex-FINANCIALS ETF

October 31, 2014

Security	Principal (000s)	Value

International Business Machines Corp.
1.88%, 08/01/22	$600	$558,198

		660,145
COSMETICS & PERSONAL CARE — 1.62%
Colgate-Palmolive Co.
1.95%, 02/01/23	550	514,432
2.30%, 05/03/22	250	244,341
Estee Lauder Companies Inc. (The)
2.35%, 08/15/22	100	95,955

		854,728
DIVERSIFIED FINANCIAL SERVICES — 0.40%
Ford Motor Credit Co. LLC
4.25%, 09/20/22	200	210,191

		210,191
ELECTRIC — 7.95%
Ameren Illinois Co.
2.70%, 09/01/22 (Call 06/01/22)	100	98,921
CenterPoint Energy Houston Electric LLC
2.25%, 08/01/22 (Call 05/01/22)	100	95,958
Connecticut Light & Power Co. (The)
2.50%, 01/15/23 (Call 10/15/22)	400	387,402
Consumers Energy Co.
2.85%, 05/15/22 (Call 02/15/22)	100	100,169
Dominion Resources Inc./VA Series B
2.75%, 09/15/22 (Call 06/15/22)	100	97,471
DTE Electric Co.
2.65%, 06/15/22 (Call 03/15/22)	100	98,540
Duke Energy Corp.
3.05%, 08/15/22 (Call 05/15/22)	250	249,059
Duke Energy Progress Inc.
2.80%, 05/15/22 (Call 02/15/22)	200	199,945
Exelon Generation Co. LLC
4.25%, 06/15/22 (Call 03/15/22)	250	259,384
Georgia Power Co.
2.85%, 05/15/22[a]	300	298,297
NSTAR Electric Co.
2.38%, 10/15/22 (Call 07/15/22)	200	192,526
Oncor Electric Delivery Co. LLC
4.10%, 06/01/22 (Call 03/01/22)	50	53,821
Pacific Gas & Electric Co.
2.45%, 08/15/22 (Call 05/15/22)	100	95,568

Security	Principal (000s)	Value

PPL Capital Funding Inc.
3.50%, 12/01/22 (Call 09/01/22)	$100	$101,272
PPL Electric Utilities Corp.
2.50%, 09/01/22 (Call 06/01/22)	500	486,601
Progress Energy Inc.
3.15%, 04/01/22 (Call 01/01/22)	100	100,741
Public Service Co. of Colorado
2.50%, 03/15/23 (Call 09/15/22)[a]	500	484,698
Puget Energy Inc.
5.63%, 07/15/22 (Call 04/15/22)	100	114,654
Virginia Electric and Power Co.
2.75%, 03/15/23 (Call 12/15/22)	700	684,858

		4,199,885
ELECTRICAL COMPONENTS & EQUIPMENT — 0.83%
Emerson Electric Co.
2.63%, 02/15/23 (Call 11/15/22)	450	438,515

		438,515
ELECTRONICS — 0.19%
Thermo Fisher Scientific Inc.
3.15%, 01/15/23 (Call 10/15/22)	100	97,978

		97,978
ENGINEERING & CONSTRUCTION — 1.60%
ABB Finance USA Inc.
2.88%, 05/08/22	850	846,614

		846,614
ENVIRONMENTAL CONTROL — 0.19%
Waste Management Inc.
2.90%, 09/15/22 (Call 06/15/22)	100	97,895

		97,895
FOOD — 1.56%
ConAgra Foods Inc.
3.20%, 01/25/23 (Call 10/25/22)	73	70,506
Kraft Foods Group Inc.
3.50%, 06/06/22	250	255,791
Sysco Corp.
2.60%, 06/12/22	400	389,591
Tyson Foods Inc.
4.50%, 06/15/22 (Call 03/15/22)	100	106,889

		822,777
GAS — 0.46%
Sempra Energy
2.88%, 10/01/22 (Call 07/01/22)	250	245,137

		245,137

44	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2023 CORPORATE ex-FINANCIALS ETF

October 31, 2014

Security	Principal (000s)	Value

HAND & MACHINE TOOLS — 0.19%
Stanley Black & Decker Inc.
2.90%, 11/01/22	$100	$98,353

		98,353
HEALTH CARE — PRODUCTS — 1.10%
Baxter International Inc.
2.40%, 08/15/22	500	479,479
Covidien International Finance SA
3.20%, 06/15/22 (Call 03/15/22)	100	100,889

		580,368
HEALTH CARE — SERVICES — 0.67%
Kaiser Foundation Hospitals
3.50%, 04/01/22	250	253,518
Laboratory Corp. of America Holdings
3.75%, 08/23/22 (Call 05/23/22)	100	101,752

		355,270
HOME BUILDERS — 0.38%
NVR Inc.
3.95%, 09/15/22 (Call 06/15/22)	200	202,971

		202,971
HOME FURNISHINGS — 0.10%
Whirlpool Corp.
3.70%, 03/01/23	50	50,411

		50,411
HOUSEHOLD PRODUCTS & WARES — 0.09%
Clorox Co. (The)
3.05%, 09/15/22 (Call 06/15/22)	50	49,363

		49,363
INTERNET — 2.36%
Amazon.com Inc.
2.50%, 11/29/22 (Call 08/29/22)	100	93,456
Baidu Inc.
3.50%, 11/28/22	600	589,030
eBay Inc.
2.60%, 07/15/22 (Call 04/15/22)	600	562,455

		1,244,941
IRON & STEEL — 0.60%
Nucor Corp.
4.13%, 09/15/22 (Call 06/15/22)	300	317,922

		317,922

Security	Principal (000s)	Value

LODGING — 0.14%
Starwood Hotels & Resorts Worldwide Inc.
3.13%, 02/15/23 (Call 11/15/22)	$75	$73,072

		73,072
MACHINERY — 3.33%
Caterpillar Financial Services Corp.
2.63%, 03/01/23	300	291,010
2.85%, 06/01/22	150	148,740
Caterpillar Inc.
2.60%, 06/26/22 (Call 03/26/22)	350	341,318
Deere & Co.
2.60%, 06/08/22 (Call 03/08/22)	1,000	980,025

		1,761,093
MANUFACTURING — 3.62%
3M Co.
2.00%, 06/26/22	350	334,698
Eaton Corp.
2.75%, 11/02/22	200	193,905
General Electric Co.
2.70%, 10/09/22	1,200	1,183,550
Parker-Hannifin Corp.
3.50%, 09/15/22	100	103,378
Pentair Finance SA
3.15%, 09/15/22 (Call 06/15/22)	100	98,186

		1,913,717
MEDIA — 3.71%
21st Century Fox America Inc.
3.00%, 09/15/22	100	98,244
Comcast Corp.
2.85%, 01/15/23	750	742,694
3.13%, 07/15/22	200	203,854
Time Warner Entertainment Co. LP
8.38%, 03/15/23	100	133,522
Time Warner Inc.
3.40%, 06/15/22	100	101,311
Viacom Inc.
3.25%, 03/15/23 (Call 12/15/22)	100	97,244
Walt Disney Co. (The)
2.35%, 12/01/22	600	582,518

		1,959,387

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2023 CORPORATE ex-FINANCIALS ETF

October 31, 2014

Security	Principal (000s)	Value

METAL FABRICATE & HARDWARE — 1.37%
Precision Castparts Corp.
2.50%, 01/15/23 (Call 10/15/22)	$750	$724,248

		724,248
MINING — 2.20%
Barrick Gold Corp.
3.85%, 04/01/22	100	95,545
Freeport-McMoRan Inc.
3.88%, 03/15/23 (Call 12/15/22)	300	297,041
Goldcorp Inc.
3.70%, 03/15/23 (Call 12/15/22)	50	48,474
Rio Tinto Finance USA PLC
2.88%, 08/21/22 (Call 05/21/22)[a]	690	672,065
Teck Resources Ltd.
3.75%, 02/01/23 (Call 11/01/22)[a]	50	46,929

		1,160,054
OIL & GAS — 13.52%
Apache Corp.
3.25%, 04/15/22 (Call 01/15/22)	250	251,053
BP Capital Markets PLC
2.50%, 11/06/22	1,100	1,041,127
3.25%, 05/06/22	150	150,105
Chevron Corp.
2.36%, 12/05/22 (Call 09/05/22)	1,250	1,202,518
ConocoPhillips Co.
2.40%, 12/15/22 (Call 09/15/22)	500	480,105
Continental Resources Inc./OK
5.00%, 09/15/22 (Call 03/15/17)	250	261,875
Devon Energy Corp.
3.25%, 05/15/22 (Call 02/15/22)	100	99,309
EOG Resources Inc.
2.63%, 03/15/23 (Call 12/15/22)	750	725,814
Marathon Oil Corp.
2.80%, 11/01/22 (Call 08/01/22)	100	96,754
Murphy Oil Corp.
3.70%, 12/01/22 (Call 09/01/22)	100	95,381
Occidental Petroleum Corp.
2.70%, 02/15/23 (Call 11/15/22)	800	771,944
Phillips 66
4.30%, 04/01/22[a]	100	106,839
Shell International Finance BV
2.25%, 01/06/23	700	661,450
2.38%, 08/21/22	600	576,726

Security	Principal (000s)	Value

Total Capital International SA
2.70%, 01/25/23	$550	$531,989
Transocean Inc.
3.80%, 10/15/22 (Call 07/15/22)[a]	100	89,854

		7,142,843
OIL & GAS SERVICES — 2.09%
FMC Technologies Inc.
3.45%, 10/01/22 (Call 07/01/22)	100	98,266
National Oilwell Varco Inc.
2.60%, 12/01/22 (Call 09/01/22)	950	902,856
Weatherford International Ltd./Bermuda
4.50%, 04/15/22 (Call 01/15/22)	100	102,575

		1,103,697
PHARMACEUTICALS — 8.31%
AbbVie Inc.
2.90%, 11/06/22	350	340,587
Actavis Inc.
3.25%, 10/01/22 (Call 07/01/22)	100	95,710
Allergan Inc./United States
2.80%, 03/15/23 (Call 12/15/22)	250	216,884
Bristol-Myers Squibb Co.
2.00%, 08/01/22	400	370,820
Cardinal Health Inc.
3.20%, 03/15/23	300	295,989
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23	550	538,516
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	575	569,828
McKesson Corp.
2.85%, 03/15/23 (Call 12/15/22)	100	95,777
Merck & Co. Inc.
2.40%, 09/15/22 (Call 06/15/22)	500	481,332
Novartis Capital Corp.
2.40%, 09/21/22	1,000	972,931
Teva Pharmaceutical Finance Co. BV
2.95%, 12/18/22	300	289,760
Zoetis Inc.
3.25%, 02/01/23 (Call 11/01/22)	125	123,796

		4,391,930
PIPELINES — 2.86%
Energy Transfer Partners LP
3.60%, 02/01/23 (Call 11/01/22)	100	98,005

46	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2023 CORPORATE ex-FINANCIALS ETF

October 31, 2014

Security	Principal (000s)	Value

Enterprise Products Operating LLC
3.35%, 03/15/23 (Call 12/15/22)	$400	$396,689
Kinder Morgan Energy Partners LP
3.45%, 02/15/23 (Call 11/15/22)	100	95,777
ONEOK Partners LP
3.38%, 10/01/22 (Call 07/01/22)	100	97,688
Plains All American Pipeline LP/PAA Finance Corp.
2.85%, 01/31/23 (Call 10/31/22)	100	95,692
Sunoco Logistics Partners Operations LP
3.45%, 01/15/23 (Call 10/15/22)	100	97,312
TransCanada PipeLines Ltd.
2.50%, 08/01/22	500	474,994
Western Gas Partners LP
4.00%, 07/01/22 (Call 04/01/22)	150	154,521

		1,510,678
REAL ESTATE INVESTMENT TRUSTS — 0.27%
American Tower Corp.
3.50%, 01/31/23	150	144,929

		144,929
RETAIL — 1.80%
AutoZone Inc.
3.70%, 04/15/22 (Call 01/15/22)	50	51,325
CVS Health Corp.
2.75%, 12/01/22 (Call 09/01/22)	150	145,282
Lowe’s Companies Inc.
3.12%, 04/15/22 (Call 01/15/22)	550	560,901
Macy’s Retail Holdings Inc.
2.88%, 02/15/23 (Call 11/15/22)	50	48,101
Staples Inc.
4.38%, 01/12/23 (Call 10/12/22)[a]	50	49,965
Walgreen Co.
3.10%, 09/15/22	100	97,371

		952,945
SEMICONDUCTORS — 2.38%
Broadcom Corp.
2.50%, 08/15/22	400	379,907
Intel Corp.
2.70%, 12/15/22	800	781,986
Maxim Integrated Products Inc.
3.38%, 03/15/23 (Call 12/15/22)	100	97,083

		1,258,976

Security	Principal (000s)	Value

SOFTWARE — 3.38%
Autodesk Inc.
3.60%, 12/15/22 (Call 09/15/22)	$100	$99,409
Microsoft Corp.
2.13%, 11/15/22	400	385,324
Oracle Corp.
2.50%, 10/15/22	1,350	1,302,125

		1,786,858
TELECOMMUNICATIONS — 5.66%
America Movil SAB de CV
3.13%, 07/16/22	900	887,859
AT&T Inc.
2.63%, 12/01/22 (Call 09/01/22)[a]	850	808,733
Motorola Solutions Inc.
3.50%, 03/01/23	100	96,935
3.75%, 05/15/22	100	99,451
Telefonaktiebolaget LM Ericsson
4.13%, 05/15/22	100	104,214
Verizon Communications Inc.
2.45%, 11/01/22 (Call 08/01/22)	350	327,952
Vodafone Group PLC
2.95%, 02/19/23	700	666,885

		2,992,029
TEXTILES — 0.19%
Mohawk Industries Inc.
3.85%, 02/01/23 (Call 11/01/22)	100	100,448

		100,448
TRANSPORTATION — 2.59%
Burlington Northern Santa Fe LLC
3.00%, 03/15/23 (Call 12/15/22)	100	98,507
Canadian National Railway Co.
2.25%, 11/15/22 (Call 08/15/22)	125	119,259
FedEx Corp.
2.63%, 08/01/22	50	48,561
Norfolk Southern Corp.
2.90%, 02/15/23 (Call 11/15/22)	100	97,747
Union Pacific Corp.
2.95%, 01/15/23 (Call 10/15/22)	100	100,322
4.16%, 07/15/22 (Call 04/15/22)	250	272,707
United Parcel Service Inc.
2.45%, 10/01/22	650	632,386

		1,369,489

TOTAL CORPORATE BONDS & NOTES
(Cost: $52,582,558)		51,739,507

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2023 CORPORATE ex-FINANCIALS ETF

October 31, 2014

Security	Shares (000s)	Value

SHORT-TERM INVESTMENTS — 5.14%

MONEY MARKET FUNDS — 5.14%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[b,c,d]	2,264	$2,264,419
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[b,c,d]	217	217,126
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	235	234,688

		2,716,233

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,716,233)		2,716,233

TOTAL INVESTMENTS IN SECURITIES — 103.05%
(Cost: $55,298,791)		54,455,740
Other Assets, Less Liabilities — (3.05)%		(1,612,434)

NET ASSETS — 100.00%		$52,843,306

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

48	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBONDS® MAR 2016 CORPORATE ETF

October 31, 2014

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES — 79.63%

AEROSPACE & DEFENSE — 0.25%
United Technologies Corp.
4.88%, 05/01/15	$100	$102,186

		102,186
AGRICULTURE — 0.45%
Altria Group Inc.
4.13%, 09/11/15	100	102,962
Bunge Ltd. Finance Corp.
4.10%, 03/15/16	75	77,985

		180,947
AUTO MANUFACTURERS — 0.82%
Toyota Motor Credit Corp.
2.80%, 01/11/16	75	76,981
3.20%, 06/17/15	250	254,400

		331,381
AUTO PARTS & EQUIPMENT — 0.26%
Johnson Controls Inc.
5.50%, 01/15/16	100	105,693

		105,693
BANKS — 33.11%
Australia & New Zealand Banking Group Ltd./New York NY
0.90%, 02/12/16	250	250,901
Bank of America Corp.
3.63%, 03/17/16	525	543,683
3.70%, 09/01/15	200	204,700
4.50%, 04/01/15	400	406,464
Bank of Montreal
0.80%, 11/06/15	200	200,430
Bank of New York Mellon Corp. (The)
0.70%, 10/23/15 (Call 09/23/15)	350	350,884
Bank of Nova Scotia (The)
0.75%, 10/09/15	375	376,169
2.90%, 03/29/16	225	231,883
Barclays Bank PLC
3.90%, 04/07/15	200	202,885
BB&T Corp.
3.20%, 03/15/16 (Call 02/16/16)	200	206,111
5.20%, 12/23/15	50	52,461
BBVA U.S. Senior SAU
4.66%, 10/09/15	200	206,893

Security	Principal (000s)	Value

BNP Paribas SA
3.60%, 02/23/16	$250	$258,720
Canadian Imperial Bank of Commerce/Canada
0.90%, 10/01/15	225	225,993
Capital One Financial Corp.
1.00%, 11/06/15	150	150,216
Citigroup Inc.
1.25%, 01/15/16[a]	375	376,808
2.25%, 08/07/15	200	202,250
4.59%, 12/15/15	200	208,404
Commonwealth Bank of Australia/New York NY
1.25%, 09/18/15	250	251,895
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands
2.13%, 10/13/15	150	152,427
Deutsche Bank AG/London
3.25%, 01/11/16	250	257,214
Fifth Third Bancorp
3.63%, 01/25/16	150	155,157
Goldman Sachs Group Inc. (The)
3.30%, 05/03/15	250	253,346
3.63%, 02/07/16	450	464,729
3.70%, 08/01/15	250	255,572
5.35%, 01/15/16	200	210,727
Intesa Sanpaolo SpA
3.13%, 01/15/16	400	408,617
JPMorgan Chase & Co.
1.10%, 10/15/15	350	351,542
2.60%, 01/15/16	250	255,488
3.45%, 03/01/16	450	465,373
5.25%, 05/01/15	175	178,870
KeyCorp
3.75%, 08/13/15	250	255,919
Lloyds Bank PLC
4.88%, 01/21/16	100	104,924
Morgan Stanley
1.75%, 02/25/16	350	353,346
5.38%, 10/15/15	700	731,200
National Australia Bank Ltd./New York
1.60%, 08/07/15	250	252,381
PNC Funding Corp.
4.25%, 09/21/15[b]	200	206,389

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2016 CORPORATE ETF

October 31, 2014

Security	Principal (000s)	Value

Royal Bank of Canada
0.80%, 10/30/15	$100	$100,381
0.85%, 03/08/16	275	275,492
Royal Bank of Scotland Group PLC
2.55%, 09/18/15	400	405,715
Royal Bank of Scotland PLC (The)
4.38%, 03/16/16	250	261,432
State Street Corp.
2.88%, 03/07/16	250	257,851
Sumitomo Mitsui Banking Corp.
0.90%, 01/18/16	250	250,039
U.S. Bancorp/MN
3.44%, 02/01/16	225	231,758
Wells Fargo & Co.
1.50%, 07/01/15	500	503,744
3.63%, 04/15/15	100	101,455
Westpac Banking Corp.
0.95%, 01/12/16	200	200,913
3.00%, 12/09/15	550	564,726

		13,374,477
BEVERAGES — 1.83%
Anheuser-Busch InBev Worldwide Inc.
0.80%, 07/15/15	225	225,647
Coca-Cola HBC Finance BV
5.50%, 09/17/15	100	103,686
Diageo Finance BV
5.30%, 10/28/15	100	104,694
Dr Pepper Snapple Group Inc.
2.90%, 01/15/16	100	102,554
PepsiCo Inc.
0.70%, 08/13/15	200	200,500

		737,081
BIOTECHNOLOGY — 0.26%
Genentech Inc.
4.75%, 07/15/15	100	103,024

		103,024
CHEMICALS — 0.76%
Dow Chemical Co. (The)
2.50%, 02/15/16	105	107,329
Ecolab Inc.
1.00%, 08/09/15	200	200,644

		307,973

Security	Principal (000s)	Value

COMPUTERS — 0.70%
Hewlett-Packard Co.
2.13%, 09/13/15	$105	$106,188
2.20%, 12/01/15	75	76,157
International Business Machines Corp.
0.75%, 05/11/15	100	100,250

		282,595
COSMETICS & PERSONAL CARE — 0.19%
Procter & Gamble Co. (The)
1.80%, 11/15/15	75	76,098

		76,098
DIVERSIFIED FINANCIAL SERVICES — 9.39%
American Express Credit Corp.
1.75%, 06/12/15	150	151,081
2.75%, 09/15/15	550	560,785
Credit Suisse USA Inc.
5.13%, 08/15/15	400	414,163
Ford Motor Credit Co. LLC
2.75%, 05/15/15	200	201,991
7.00%, 04/15/15	300	308,254
12.00%, 05/15/15	200	211,733
General Electric Capital Corp.
1.00%, 12/11/15	200	201,113
1.00%, 01/08/16	500	502,556
1.63%, 07/02/15	300	302,602
5.00%, 01/08/16	100	105,171
HSBC Finance Corp.
5.00%, 06/30/15	100	102,675
5.50%, 01/19/16[a]	400	422,375
Jefferies Group LLC
3.88%, 11/09/15	150	153,961
Nomura Holdings Inc.
4.13%, 01/19/16	150	155,380

		3,793,840
ELECTRIC — 3.30%
Dominion Resources Inc./VA Series C
5.15%, 07/15/15	300	309,276
Duke Energy Carolinas LLC
5.30%, 10/01/15	250	261,157
Duke Energy Corp.
3.35%, 04/01/15	75	75,882
Exelon Corp.
4.90%, 06/15/15	150	153,824

50	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2016 CORPORATE ETF

October 31, 2014

Security	Principal (000s)	Value

Georgia Power Co. Series 12D
0.63%, 11/15/15	$75	$75,045
NextEra Energy Capital Holdings Inc.
1.20%, 06/01/15	350	351,481
TECO Finance Inc.
4.00%, 03/15/16	100	104,194

		1,330,859
ELECTRONICS — 0.63%
Thermo Fisher Scientific Inc.
3.20%, 05/01/15	100	101,181
3.20%, 03/01/16	150	154,689

		255,870
FOOD — 1.75%
ConAgra Foods Inc.
1.30%, 01/25/16	200	200,691
Kraft Foods Group Inc.
1.63%, 06/04/15	150	150,920
Mondelez International Inc.
4.13%, 02/09/16	150	156,169
Sysco Corp.
0.55%, 06/12/15	100	100,180
Unilever Capital Corp.
0.45%, 07/30/15	100	100,141

		708,101
HEALTH CARE — PRODUCTS — 0.51%
Covidien International Finance SA
2.80%, 06/15/15	100	101,409
Medtronic Inc. Series B
4.75%, 09/15/15	100	103,591

		205,000
HEALTH CARE — SERVICES — 0.87%
UnitedHealth Group Inc.
0.85%, 10/15/15	250	250,793
WellPoint Inc.
1.25%, 09/10/15	100	100,565

		351,358
HOUSEWARES — 0.25%
Newell Rubbermaid Inc.
2.00%, 06/15/15	100	100,669

		100,669

Security	Principal (000s)	Value

INSURANCE — 2.54%
ACE INA Holdings Inc.
5.60%, 05/15/15	$150	$153,964
Aegon NV
4.63%, 12/01/15	75	78,115
Aflac Inc.
3.45%, 08/15/15	100	102,259
American International Group Inc.
2.38%, 08/24/15	175	177,072
Manulife Financial Corp.
3.40%, 09/17/15	100	102,447
MetLife Inc.
5.00%, 06/15/15	150	154,117
Prudential Financial Inc.
Series C
4.75%, 06/13/15	150	153,832
Series D
4.75%, 09/17/15	100	103,448

		1,025,254
INTERNET — 0.50%
Amazon.com Inc.
0.65%, 11/27/15	100	100,025
eBay Inc.
0.70%, 07/15/15	100	100,062

		200,087
IRON & STEEL — 0.53%
Vale Overseas Ltd.
6.25%, 01/11/16	200	211,773

		211,773
LEISURE TIME — 0.25%
Carnival Corp.
1.20%, 02/05/16	100	100,166

		100,166
MACHINERY — 1.12%
Caterpillar Financial Services Corp.
1.10%, 05/29/15	350	351,553
John Deere Capital Corp.
0.88%, 04/17/15	100	100,263

		451,816
MANUFACTURING — 0.68%
Eaton Corp.
0.95%, 11/02/15	75	75,212

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2016 CORPORATE ETF

October 31, 2014

Security	Principal (000s)	Value

General Electric Co.
0.85%, 10/09/15[a]	$200	$200,905

		276,117
MEDIA — 1.56%
Comcast Corp.
5.90%, 03/15/16	300	321,192
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
3.13%, 02/15/16	75	77,097
3.50%, 03/01/16	150	155,081
Time Warner Inc.
3.15%, 07/15/15	75	76,341

		629,711
MINING — 0.53%
BHP Billiton Finance USA Ltd.
7.25%, 03/01/16	100	108,723
Rio Tinto Finance USA Ltd.
1.88%, 11/02/15	105	106,107

		214,830
OFFICE & BUSINESS EQUIPMENT — 0.13%
Xerox Corp.
6.40%, 03/15/16	50	53,693

		53,693
OIL & GAS — 3.04%
BP Capital Markets PLC
3.20%, 03/11/16	300	309,738
Ensco PLC
3.25%, 03/15/16	100	102,827
Marathon Oil Corp.
0.90%, 11/01/15	100	100,033
Shell International Finance BV
3.10%, 06/28/15	250	254,549
Total Capital SA
2.30%, 03/15/16	150	153,444
3.00%, 06/24/15	100	101,757
3.13%, 10/02/15	100	102,464
Transocean Inc.
4.95%, 11/15/15	100	103,736

		1,228,548
OIL & GAS SERVICES — 0.13%
Weatherford International Ltd./Bermuda
5.50%, 02/15/16	50	52,763

		52,763

Security	Principal (000s)	Value

PHARMACEUTICALS — 3.96%
AbbVie Inc.
1.20%, 11/06/15	$400	$402,070
Cardinal Health Inc.
4.00%, 06/15/15	100	102,001
GlaxoSmithKline Capital Inc.
0.70%, 03/18/16	75	75,086
McKesson Corp.
0.95%, 12/04/15	100	100,253
Medco Health Solutions Inc.
2.75%, 09/15/15	100	101,713
Merck Sharp & Dohme Corp.
4.00%, 06/30/15	100	102,371
Novartis Capital Corp.
2.90%, 04/24/15	200	202,417
Sanofi
2.63%, 03/29/16	100	102,817
Teva Pharmaceutical Finance II BV/Teva Pharmaceutical Finance III LLC
3.00%, 06/15/15	100	101,506
Wyeth LLC
5.50%, 02/15/16	150	159,548
Zoetis Inc.
1.15%, 02/01/16	150	150,340

		1,600,122
PIPELINES — 1.02%
Enterprise Products Operating LLC
3.20%, 02/01/16	150	154,436
Kinder Morgan Energy Partners LP
3.50%, 03/01/16	50	51,538
ONEOK Partners LP
3.25%, 02/01/16 (Call 01/01/16)	100	102,524
Plains All American Pipeline LP/PAA Finance Corp.
3.95%, 09/15/15	50	51,320
TransCanada PipeLines Ltd.
3.40%, 06/01/15	50	50,809

		410,627
REAL ESTATE INVESTMENT TRUSTS — 1.37%
ERP Operating LP
5.13%, 03/15/16	150	158,692

52	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2016 CORPORATE ETF

October 31, 2014

Security	Principal (000s)	Value

HCP Inc.
3.75%, 02/01/16	$100	$103,576
Health Care REIT Inc.
3.63%, 03/15/16	75	77,679
Kilroy Realty Corp.
5.00%, 11/03/15	105	109,120
Vornado Realty LP
4.25%, 04/01/15 (Call 01/01/15)	105	105,588

		554,655
RETAIL — 2.22%
Costco Wholesale Corp.
0.65%, 12/07/15	100	100,179
CVS Health Corp.
3.25%, 05/18/15	75	76,100
Home Depot Inc. (The)
5.40%, 03/01/16	150	159,511
Lowe’s Companies Inc.
5.00%, 10/15/15	100	104,238
Wal-Mart Stores Inc.
1.50%, 10/25/15	250	252,902
2.25%, 07/08/15[a]	100	101,343
Yum! Brands Inc.
4.25%, 09/15/15	100	102,831

		897,104
SAVINGS & LOANS — 0.25%
Santander Holdings USA Inc./PA
3.00%, 09/24/15 (Call 08/24/15)	100	101,688

		101,688
SEMICONDUCTORS — 0.25%
Texas Instruments Inc.
0.45%, 08/03/15	100	100,115

		100,115
SOFTWARE — 0.70%
Microsoft Corp.
1.63%, 09/25/15	175	176,970
Oracle Corp.
5.25%, 01/15/16	100	105,680

		282,650
TELECOMMUNICATIONS — 3.37%
AT&T Inc.
0.90%, 02/12/16	150	150,349
2.50%, 08/15/15	100	101,523

Security	Principal or Shares (000s)	Value

British Telecommunications PLC
2.00%, 06/22/15	$200	$201,808
Cisco Systems Inc.
5.50%, 02/22/16	175	186,188
Deutsche Telekom International Finance BV
5.75%, 03/23/16	150	159,912
Orange SA
2.13%, 09/16/15	150	151,643
Telefonica Emisiones SAU
3.99%, 02/16/16	225	233,566
Verizon Communications Inc.
0.70%, 11/02/15	150	150,199
5.55%, 02/15/16	25	26,540

		1,361,728
TEXTILES — 0.15%
Mohawk Industries Inc.
6.13%, 01/15/16	58	61,540

		61,540

TOTAL CORPORATE BONDS & NOTES
(Cost: $32,103,835)		32,162,139

INVESTMENT COMPANIES — 18.67%
iShares iBonds Mar 2016 Corporate ex-Financials ETF[b]	76	7,541,695

TOTAL INVESTMENT COMPANIES
(Cost: $7,504,435)		7,541,695

SHORT-TERM INVESTMENTS — 3.26%

MONEY MARKET FUNDS — 3.26%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[b,c,d]	772	771,750
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[b,c,d]	74	74,000
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	470	469,878

		1,315,628

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,315,628)		1,315,628

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2016 CORPORATE ETF

October 31, 2014

Value

TOTAL INVESTMENTS IN SECURITIES — 101.56%
(Cost: $40,923,898)	$41,019,462
Other Assets, Less Liabilities — (1.56)%	(629,650)

NET ASSETS — 100.00%	$40,389,812

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

54	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBONDS® DEC 2016 CORPORATE ETF

October 31, 2014

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES — 98.65%

AEROSPACE & DEFENSE — 1.55%
Boeing Capital Corp.
2.13%, 08/15/16 (Call 07/15/16)	$100	$102,383
L-3 Communications Corp.
3.95%, 11/15/16	50	52,464

		154,847
AGRICULTURE — 1.03%
Philip Morris International Inc.
2.50%, 05/16/16	100	102,854

		102,854
AUTO MANUFACTURERS — 1.53%
Toyota Motor Credit Corp.
2.00%, 09/15/16	150	153,262

		153,262
BANKS — 29.30%
Bank of America Corp.
3.63%, 03/17/16	300	310,676
Bank of Nova Scotia (The)
1.38%, 07/15/16	200	201,954
BNP Paribas SA
1.25%, 12/12/16	125	125,216
Branch Banking & Trust Co.
1.45%, 10/03/16 (Call 09/03/16)	100	100,769
Capital One Financial Corp.
3.15%, 07/15/16	100	103,424
Citigroup Inc.
3.95%, 06/15/16	250	261,241
Fifth Third Bancorp
3.63%, 01/25/16	150	155,157
Goldman Sachs Group Inc. (The)
3.63%, 02/07/16	325	335,637
JPMorgan Chase & Co.
3.45%, 03/01/16	350	361,957
Morgan Stanley
3.80%, 04/29/16	200	207,931
PNC Funding Corp.
2.70%, 09/19/16 (Call 08/19/16)[a]	100	103,013
Royal Bank of Canada
2.30%, 07/20/16	200	204,984
Toronto-Dominion Bank (The)
2.38%, 10/19/16	150	154,253

Security	Principal (000s)	Value

Wells Fargo & Co.
1.25%, 07/20/16	$300	$301,598

		2,927,810
BEVERAGES — 5.07%
Anheuser-Busch InBev Finance Inc.
0.80%, 01/15/16	100	100,220
Coca-Cola Co. (The)
1.80%, 09/01/16	150	153,092
Diageo Capital PLC
0.63%, 04/29/16	100	99,745
PepsiCo Inc.
2.50%, 05/10/16	150	154,026

		507,083
CHEMICALS — 1.79%
Ecolab Inc.
3.00%, 12/08/16	100	103,648
Praxair Inc.
0.75%, 02/21/16	75	75,129

		178,777
COMMERCIAL SERVICES — 0.54%
Western Union Co. (The)
5.93%, 10/01/16	50	54,152

		54,152
COMPUTERS — 3.07%
Hewlett-Packard Co.
3.00%, 09/15/16	100	103,234
International Business Machines Corp.
2.00%, 01/05/16	200	203,644

		306,878
COSMETICS & PERSONAL CARE — 0.76%
Procter & Gamble Co. (The)
1.45%, 08/15/16	75	76,029

		76,029
DIVERSIFIED FINANCIAL SERVICES — 10.70%
American Express Credit Corp.
2.80%, 09/19/16	200	206,635
Countrywide Financial Corp.
6.25%, 05/15/16	100	107,490
Credit Suisse USA Inc.
5.38%, 03/02/16	75	79,481
Ford Motor Credit Co. LLC
4.21%, 04/15/16[b]	200	208,660

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2016 CORPORATE ETF

October 31, 2014

Security	Principal (000s)	Value

General Electric Capital Corp.
2.95%, 05/09/16	$200	$206,688
HSBC Finance Corp.
5.50%, 01/19/16	100	105,594
International Lease Finance Corp.
6.75%, 09/01/16[c]	50	53,687
Nomura Holdings Inc.
2.00%, 09/13/16	100	101,107

		1,069,342
ELECTRIC — 3.40%
Dayton Power & Light Co. (The)
1.88%, 09/15/16	35	35,458
Dominion Gas Holdings LLC
1.05%, 11/01/16	100	99,967
Duke Energy Corp.
2.15%, 11/15/16	125	127,672
Southern Co. (The)
1.95%, 09/01/16	75	76,350

		339,447
ELECTRONICS — 1.03%
Thermo Fisher Scientific Inc.
3.20%, 03/01/16	100	103,126

		103,126
FOOD — 0.78%
Mondelez International Inc.
4.13%, 02/09/16	75	78,084

		78,084
GAS — 0.82%
Sempra Energy
6.50%, 06/01/16	75	81,455

		81,455
HEALTH CARE — SERVICES — 0.76%
Cigna Corp.
2.75%, 11/15/16	25	25,785
Ventas Realty LP
1.55%, 09/26/16	50	50,406

		76,191
INSURANCE — 3.16%
American International Group Inc.
5.60%, 10/18/16	50	54,291
Berkshire Hathaway Finance Corp.
0.95%, 08/15/16	100	100,414

Security	Principal (000s)	Value

MetLife Inc.
6.75%, 06/01/16	$100	$109,114
Prudential Financial Inc.
3.00%, 05/12/16	50	51,579

		315,398
MACHINERY — 2.28%
Caterpillar Financial Services Corp.
2.05%, 08/01/16	125	127,672
John Deere Capital Corp.
0.75%, 01/22/16	100	100,260

		227,932
MANUFACTURING — 0.76%
3M Co.
1.38%, 09/29/16	75	75,978

		75,978
MEDIA — 2.98%
Comcast Corp.
5.90%, 03/15/16	150	160,596
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
3.50%, 03/01/16	35	36,185
Walt Disney Co. (The)
1.35%, 08/16/16	100	101,161

		297,942
MINING — 1.26%
Rio Tinto Finance USA PLC
1.38%, 06/17/16	125	125,862

		125,862
OFFICE & BUSINESS EQUIPMENT — 0.54%
Xerox Corp.
6.40%, 03/15/16	50	53,694

		53,694
OIL & GAS — 4.96%
Anadarko Petroleum Corp.
5.95%, 09/15/16	75	81,462
BP Capital Markets PLC
3.20%, 03/11/16	100	103,246
ConocoPhillips Canada Funding Co. I
5.63%, 10/15/16	75	81,828
Devon Energy Corp.
1.20%, 12/15/16	75	75,968

56	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2016 CORPORATE ETF

October 31, 2014

Security	Principal (000s)	Value

Total Capital International SA
1.00%, 08/12/16	$100	$100,429
Transocean Inc.
5.05%, 12/15/16	50	52,494

		495,427
PHARMACEUTICALS — 5.58%
Express Scripts Holding Co.
3.13%, 05/15/16	125	129,110
GlaxoSmithKline Capital Inc.
0.70%, 03/18/16	100	100,114
Johnson & Johnson
0.70%, 11/28/16	75	75,067
Merck & Co. Inc.
0.70%, 05/18/16	100	100,020
Mylan Inc./PA
1.35%, 11/29/16	50	50,085
Sanofi
2.63%, 03/29/16	100	102,817

		557,213
PIPELINES — 2.54%
Enterprise Products Operating LLC
3.20%, 02/01/16	75	77,218
ONEOK Partners LP
3.25%, 02/01/16 (Call 01/01/16)	75	76,893
TransCanada PipeLines Ltd.
0.75%, 01/15/16[b]	100	99,979

		254,090
REAL ESTATE INVESTMENT TRUSTS — 0.78%
HCP Inc.
3.75%, 02/01/16	75	77,682

		77,682
RETAIL — 3.10%
CVS Health Corp.
1.20%, 12/05/16	50	50,106
Home Depot Inc. (The)
5.40%, 03/01/16	150	159,511
Wal-Mart Stores Inc.
0.60%, 04/11/16	100	100,091

		309,708
SEMICONDUCTORS — 0.51%
Intel Corp.
1.95%, 10/01/16	50	51,046

		51,046

Security	Principal or Shares (000s)	Value

SOFTWARE — 1.06%
Oracle Corp.
5.25%, 01/15/16	$100	$105,680

		105,680
TELECOMMUNICATIONS — 7.01%
AT&T Inc.
2.40%, 08/15/16	100	102,445
Cisco Systems Inc.
5.50%, 02/22/16	150	159,590
Deutsche Telekom International Finance BV
5.75%, 03/23/16	75	79,956
Telefonica Emisiones SAU
3.99%, 02/16/16	100	103,807
Verizon Communications Inc.
2.00%, 11/01/16	250	254,305

		700,103

TOTAL CORPORATE BONDS & NOTES
(Cost: $9,885,516)		9,857,092

SHORT-TERM INVESTMENTS — 3.29%

MONEY MARKET FUNDS — 3.29%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[a,d,e]	244	244,035
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[a,d,e]	14	14,115
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[a,d]	71	71,040

		329,190

TOTAL SHORT-TERM INVESTMENTS
(Cost: $329,190)		329,190

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2016 CORPORATE ETF

October 31, 2014

Value

TOTAL INVESTMENTS IN SECURITIES — 101.94%
(Cost: $10,214,706)	$10,186,282
Other Assets, Less Liabilities — (1.94)%	(193,752)

NET ASSETS — 100.00%	$9,992,530

[a]	Affiliated issuer. See Note 2.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

58	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBONDS® MAR 2018 CORPORATE ETF

October 31, 2014

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES — 86.87%

ADVERTISING — 0.14%
Interpublic Group of Companies Inc. (The)
2.25%, 11/15/17	$100	$100,639

		100,639
AEROSPACE & DEFENSE — 0.99%
General Dynamics Corp.
1.00%, 11/15/17	150	148,345
L-3 Communications Corp.
1.50%, 05/28/17	150	148,789
United Technologies Corp.
1.80%, 06/01/17	300	305,009
5.38%, 12/15/17	100	111,931

		714,074
AGRICULTURE — 0.59%
Archer-Daniels-Midland Co.
5.45%, 03/15/18	100	112,034
Bunge Ltd. Finance Corp.
3.20%, 06/15/17	75	77,633
Lorillard Tobacco Co.
2.30%, 08/21/17[a]	50	50,582
Philip Morris International Inc.
1.13%, 08/21/17	100	99,595
Reynolds American Inc.
6.75%, 06/15/17	75	84,523

		424,367
AUTO MANUFACTURERS — 0.90%
American Honda Finance Corp.
1.20%, 07/14/17	100	99,782
Toyota Motor Credit Corp.
1.13%, 05/16/17	150	149,786
1.38%, 01/10/18	300	298,756
1.75%, 05/22/17	100	101,402

		649,726
AUTO PARTS & EQUIPMENT — 0.14%
Johnson Controls Inc.
1.40%, 11/02/17	100	99,352

		99,352
BANKS — 28.78%
Australia & New Zealand Banking Group Ltd./New York NY
1.25%, 06/13/17	250	250,050

Security	Principal (000s)	Value

Bank of America Corp.
2.00%, 01/11/18	$850	$849,248
5.70%, 05/02/17	500	545,685
5.75%, 12/01/17	300	334,023
6.00%, 09/01/17	450	501,542
Bank of Montreal
1.30%, 07/14/17 (Call 06/14/17)	200	199,989
1.40%, 09/11/17	250	249,705
Bank of New York Mellon Corp. (The)
1.35%, 03/06/18 (Call 02/06/18)	375	369,079
Bank of Nova Scotia (The)
1.38%, 12/18/17 (Call 11/18/17)	450	447,708
BB&T Corp.
1.45%, 01/12/18 (Call 12/12/17)	75	74,369
1.60%, 08/15/17 (Call 07/14/17)	200	200,041
BNP Paribas SA
2.38%, 09/14/17	300	305,966
Branch Banking & Trust Co.
1.00%, 04/03/17 (Call 03/03/17)	250	248,204
Capital One Financial Corp.
6.75%, 09/15/17	150	170,816
Capital One N.A./Mclean VA
1.50%, 09/05/17 (Call 08/05/17)	250	248,808
Citigroup Inc.
6.00%, 08/15/17	200	223,310
6.13%, 11/21/17	850	958,211
Commonwealth Bank of Australia/New York NY
1.90%, 09/18/17	500	506,151
Compass Bank
1.85%, 09/29/17 (Call 08/29/17)	250	250,535
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/NY
1.70%, 03/19/18	250	249,930
CorpBanca SA
3.13%, 01/15/18	200	201,000
Credit Suisse/New York NY
1.38%, 05/26/17	600	599,438
6.00%, 02/15/18	190	213,047
Deutsche Bank AG/London
1.35%, 05/30/17	250	249,040
6.00%, 09/01/17	375	419,276
Fifth Third Bank/Cincinnati OH
1.45%, 02/28/18 (Call 01/28/18)	200	197,441

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2018 CORPORATE ETF

October 31, 2014

Security	Principal (000s)	Value

Goldman Sachs Group Inc. (The)
2.38%, 01/22/18	$1,050	$1,061,292
6.25%, 09/01/17	450	505,165
HSBC USA Inc.
1.30%, 06/23/17	200	200,144
1.63%, 01/16/18	300	300,247
Intesa Sanpaolo SpA
3.88%, 01/16/18	250	260,541
JPMorgan Chase Bank N.A.
6.00%, 10/01/17	750	838,826
KeyBank N.A./Cleveland OH
1.65%, 02/01/18	250	248,440
Manufacturers & Traders Trust Co.
1.40%, 07/25/17 (Call 06/25/17)	250	250,310
Morgan Stanley
5.95%, 12/28/17	200	224,239
Series F
5.55%, 04/27/17	600	656,951
MUFG Union Bank N.A.
2.13%, 06/16/17	250	254,510
National Bank of Canada
1.45%, 11/07/17 (Call 10/07/17)	250	248,373
PNC Bank N.A.
6.00%, 12/07/17[b]	250	282,874
Royal Bank of Canada
1.25%, 06/16/17	250	249,793
1.50%, 01/16/18	250	249,621
Societe Generale SA
2.75%, 10/12/17	250	258,301
State Street Corp.
4.96%, 03/15/18	150	163,217
Sumitomo Mitsui Banking Corp.
1.50%, 01/18/18	250	246,445
1.80%, 07/18/17	250	250,975
SunTrust Banks Inc.
6.00%, 09/11/17	150	166,856
Svenska Handelsbanken AB
1.63%, 03/21/18[a]	500	498,303
Toronto-Dominion Bank (The)
1.13%, 05/02/17	250	249,281
U.S. Bancorp/MN
1.65%, 05/15/17 (Call 04/15/17)	250	252,762
U.S. Bank N.A./Cincinnati OH
1.38%, 09/11/17 (Call 08/11/17)	250	250,223

Security	Principal (000s)	Value

UBS AG/Stamford CT
1.38%, 08/14/17	$250	$249,067
5.88%, 12/20/17	500	563,116
Wachovia Corp.
5.75%, 02/01/18	550	619,969
Wells Fargo & Co.
1.50%, 01/16/18	300	298,799
5.63%, 12/11/17	750	840,710
Wells Fargo Bank N.A.
6.00%, 11/15/17	250	282,165
Westpac Banking Corp.
1.20%, 05/19/17	250	249,549
1.60%, 01/12/18	350	350,233

		20,683,909
BEVERAGES — 1.62%
Anheuser-Busch Companies LLC
5.50%, 01/15/18	75	83,459
Anheuser-Busch InBev Finance Inc.
1.25%, 01/17/18	400	394,910
Coca-Cola Co. (The)
1.65%, 03/14/18	250	251,568
Diageo Capital PLC
5.75%, 10/23/17	250	280,657
PepsiCo Inc.
1.25%, 08/13/17	150	149,705

		1,160,299
BIOTECHNOLOGY — 1.07%
Amgen Inc.
1.25%, 05/22/17	250	248,797
2.13%, 05/15/17[a]	250	254,240
Biogen Idec Inc.
6.88%, 03/01/18	100	114,740
Celgene Corp.
1.90%, 08/15/17	150	151,131

		768,908
CHEMICALS — 1.36%
Air Products & Chemicals Inc.
1.20%, 10/15/17	100	99,216
Airgas Inc.
1.65%, 02/15/18 (Call 01/15/18)	100	98,707
Eastman Chemical Co.
2.40%, 06/01/17	250	254,580

60	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2018 CORPORATE ETF

October 31, 2014

Security	Principal (000s)	Value

Ecolab Inc.
1.45%, 12/08/17	$75	$74,453
Monsanto Co.
1.15%, 06/30/17	150	149,365
PPG Industries Inc.
6.65%, 03/15/18	75	86,294
RPM International Inc.
6.50%, 02/15/18	100	113,198
Sherwin-Williams Co. (The)
1.35%, 12/15/17	100	99,325

		975,138
COMMERCIAL SERVICES — 0.28%
Synchrony Financial
1.88%, 08/15/17 (Call 07/15/17)	100	100,402
Western Union Co. (The)
2.88%, 12/10/17	100	103,044

		203,446
COMPUTERS — 2.20%
Apple Inc.
1.05%, 05/05/17	250	250,111
Computer Sciences Corp.
6.50%, 03/15/18	50	55,387
Hewlett-Packard Co.
2.60%, 09/15/17	355	363,191
5.50%, 03/01/18	150	167,057
International Business Machines Corp.
5.70%, 09/14/17	600	672,628
NetApp Inc.
2.00%, 12/15/17	75	75,722

		1,584,096
COSMETICS & PERSONAL CARE — 0.07%
Avon Products Inc.
5.75%, 03/01/18	50	51,199

		51,199
DIVERSIFIED FINANCIAL SERVICES — 8.40%
Air Lease Corp.
5.63%, 04/01/17	50	53,797
American Express Co.
6.15%, 08/28/17	600	675,591
7.00%, 03/19/18	750	873,985
Bear Stearns Companies Inc. (The)
6.40%, 10/02/17	650	734,811
7.25%, 02/01/18	450	523,832

Security	Principal (000s)	Value

Charles Schwab Corp. (The)
6.38%, 09/01/17	$100	$113,704
Discover Financial Services
6.45%, 06/12/17	150	167,434
Ford Motor Credit Co. LLC
1.72%, 12/06/17	200	198,694
2.38%, 01/16/18	700	707,490
3.00%, 06/12/17	200	206,503
General Electric Capital Corp.
2.30%, 04/27/17	450	462,414
5.63%, 09/15/17	745	833,250
Janus Capital Group Inc.
6.70%, 06/15/17	100	111,749
National Rural Utilities Cooperative Finance Corp.
5.45%, 02/01/18	200	223,420
NYSE Euronext
2.00%, 10/05/17	150	151,528

		6,038,202
ELECTRIC — 3.06%
American Electric Power Co. Inc.
1.65%, 12/15/17 (Call 11/15/17)	100	100,141
Appalachian Power Co. Series K
5.00%, 06/01/17	100	108,829
Berkshire Hathaway Energy Co.
1.10%, 05/15/17	250	248,246
CMS Energy Corp.
5.05%, 02/15/18	75	82,173
Dominion Resources Inc./VA Series A
1.40%, 09/15/17	75	74,680
Duke Energy Corp.
1.63%, 08/15/17	200	200,831
Edison International
3.75%, 09/15/17	75	79,417
Exelon Generation Co. LLC
6.20%, 10/01/17	75	83,943
Nisource Finance Corp.
6.40%, 03/15/18	105	119,628
Oncor Electric Delivery Co. LLC
5.00%, 09/30/17	150	165,264
Pacific Gas & Electric Co.
5.63%, 11/30/17	75	84,033

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2018 CORPORATE ETF

October 31, 2014

Security	Principal (000s)	Value

PECO Energy Co.
5.35%, 03/01/18	$250	$279,803
Southern Co. (The)
1.30%, 08/15/17	100	99,694
TransAlta Corp.
1.90%, 06/03/17	250	249,545
Virginia Electric and Power Co.
5.95%, 09/15/17	200	225,817

		2,202,044
ELECTRONICS — 0.62%
Amphenol Corp.
1.55%, 09/15/17	100	100,077
Honeywell International Inc.
5.30%, 03/01/18	75	83,484
Koninklijke Philips NV
5.75%, 03/11/18	100	112,100
Tech Data Corp.
3.75%, 09/21/17	50	52,268
Thermo Fisher Scientific Inc.
1.85%, 01/15/18	100	99,942

		447,871
ENVIRONMENTAL CONTROL — 0.16%
Waste Management Inc.
6.10%, 03/15/18	100	113,449

		113,449
FOOD — 1.60%
Campbell Soup Co.
3.05%, 07/15/17	100	104,034
ConAgra Foods Inc.
1.90%, 01/25/18	225	224,028
Delhaize Group SA
6.50%, 06/15/17	75	83,839
Kraft Foods Group Inc.
2.25%, 06/05/17	125	127,401
Kroger Co. (The)
6.40%, 08/15/17	100	112,915
Mondelez International Inc.
6.13%, 02/01/18	105	119,062
Sysco Corp.
5.25%, 02/12/18	250	277,026
Unilever Capital Corp.
0.85%, 08/02/17	100	98,995

		1,147,300

Security	Principal (000s)	Value

FOREST PRODUCTS & PAPER — 0.17%
Domtar Corp.
10.75%, 06/01/17	$100	$121,000

		121,000
HEALTH CARE — PRODUCTS — 0.52%
CareFusion Corp.
1.45%, 05/15/17	100	99,327
Covidien International Finance SA
6.00%, 10/15/17	175	196,373
CR Bard Inc.
1.38%, 01/15/18	75	74,176

		369,876
HEALTH CARE — SERVICES — 1.55%
Aetna Inc.
1.50%, 11/15/17 (Call 10/15/17)	150	149,238
Laboratory Corp. of America Holdings
2.20%, 08/23/17	100	101,526
UnitedHealth Group Inc.
1.40%, 10/15/17	250	250,562
6.00%, 02/15/18	250	283,306
WellPoint Inc.
1.88%, 01/15/18	105	105,053
5.88%, 06/15/17	200	222,182

		1,111,867
HOUSEHOLD PRODUCTS & WARES — 0.31%
Clorox Co. (The)
5.95%, 10/15/17	100	111,978
Kimberly-Clark Corp.
6.13%, 08/01/17	100	112,868

		224,846
HOUSEWARES — 0.14%
Newell Rubbermaid Inc.
2.05%, 12/01/17	100	100,231

		100,231
INSURANCE — 2.93%
American International Group Inc.
5.45%, 05/18/17	150	164,862
5.85%, 01/16/18	600	675,639
Berkshire Hathaway Finance Corp.
1.60%, 05/15/17	250	252,856
Berkshire Hathaway Inc.
1.55%, 02/09/18	300	300,109

62	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2018 CORPORATE ETF

October 31, 2014

Security	Principal (000s)	Value

Hartford Financial Services Group Inc. (The)
4.00%, 10/15/17	$100	$106,984
Kemper Corp.
6.00%, 05/15/17	100	109,379
MetLife Inc.
1.76%, 12/15/17	125	125,901
Principal Financial Group Inc.
1.85%, 11/15/17	100	100,318
Prudential Financial Inc. Series D
6.00%, 12/01/17	105	118,430
Voya Financial Inc.
2.90%, 02/15/18	150	154,234

		2,108,712
INTERNET — 0.90%
Amazon.com Inc.
1.20%, 11/29/17	150	148,463
Baidu Inc.
2.25%, 11/28/17	200	201,548
eBay Inc.
1.35%, 07/15/17	200	198,564
Symantec Corp.
2.75%, 06/15/17 (Call 05/15/17)	100	101,296

		649,871
LEISURE TIME — 0.14%
Carnival Corp.
1.88%, 12/15/17	100	99,496

		99,496
LODGING — 0.14%
Wyndham Worldwide Corp.
2.50%, 03/01/18 (Call 02/01/18)	100	100,909

		100,909
MACHINERY — 1.47%
Caterpillar Financial Services Corp.
1.25%, 08/18/17	250	248,959
Series G
1.25%, 11/06/17	250	247,493
John Deere Capital Corp.
1.20%, 10/10/17	250	248,978
2.80%, 09/18/17	150	156,418

Security	Principal (000s)	Value

Roper Industries Inc.
1.85%, 11/15/17	$150	$150,920

		1,052,768
MANUFACTURING — 1.35%
3M Co.
1.00%, 06/26/17	100	99,681
Eaton Corp.
1.50%, 11/02/17	200	199,171
General Electric Co.
5.25%, 12/06/17	500	556,496
Tyco Electronics Group SA
6.55%, 10/01/17	100	113,705

		969,053
MEDIA — 2.39%
Comcast Corp.
5.88%, 02/15/18	105	119,184
6.30%, 11/15/17	250	285,339
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
1.75%, 01/15/18	250	249,081
Thomson Reuters Corp.
1.65%, 09/29/17	100	100,248
Time Warner Cable Inc.
5.85%, 05/01/17	425	469,842
Viacom Inc.
3.50%, 04/01/17	125	131,148
6.13%, 10/05/17	100	112,762
Walt Disney Co. (The)
1.10%, 12/01/17	250	248,177

		1,715,781
METAL FABRICATE & HARDWARE — 0.14%
Precision Castparts Corp.
1.25%, 01/15/18	100	99,070

		99,070
MINING — 0.91%
Freeport-McMoRan Inc.
2.38%, 03/15/18	225	225,845
Goldcorp Inc.
2.13%, 03/15/18	100	99,665
Rio Tinto Finance USA PLC
1.63%, 08/21/17 (Call 07/21/17)	150	150,689

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2018 CORPORATE ETF

October 31, 2014

Security	Principal (000s)	Value

Teck Resources Ltd.
2.50%, 02/01/18	$175	$174,410

		650,609
OFFICE & BUSINESS EQUIPMENT — 0.25%
Pitney Bowes Inc.
5.75%, 09/15/17	162	179,052

		179,052
OIL & GAS — 4.44%
Anadarko Petroleum Corp.
6.38%, 09/15/17	255	287,338
Apache Corp.
1.75%, 04/15/17	150	150,929
BP Capital Markets PLC
1.38%, 11/06/17	250	248,774
Canadian Natural Resources Ltd.
5.70%, 05/15/17	200	220,204
Chevron Corp.
1.10%, 12/05/17 (Call 11/05/17)	300	298,022
ConocoPhillips Co.
1.05%, 12/15/17 (Call 11/15/17)	100	98,746
Devon Energy Corp.
1.88%, 05/15/17 (Call 11/13/14)	75	76,898
Encana Corp.
5.90%, 12/01/17	100	111,788
Marathon Oil Corp.
6.00%, 10/01/17	200	224,537
Murphy Oil Corp.
2.50%, 12/01/17	100	101,121
Nabors Industries Inc.
6.15%, 02/15/18	200	223,719
Phillips 66
2.95%, 05/01/17	225	233,696
Rowan Companies Inc.
5.00%, 09/01/17	94	100,861
Shell International Finance BV
1.13%, 08/21/17	100	99,843
Southwestern Energy Co.
7.50%, 02/01/18	100	116,331
Total Capital Canada Ltd.
1.45%, 01/15/18	250	249,155
Transocean Inc.
6.00%, 03/15/18	250	266,765

Security	Principal (000s)	Value

Valero Energy Corp.
6.13%, 06/15/17	$75	$83,225

		3,191,952
OIL & GAS SERVICES — 0.26%
FMC Technologies Inc.
2.00%, 10/01/17	100	100,361
Weatherford International Ltd./Bermuda
6.00%, 03/15/18	75	83,801

		184,162
PHARMACEUTICALS — 4.15%
AbbVie Inc.
1.75%, 11/06/17	700	701,595
Actavis Inc.
1.88%, 10/01/17	250	247,212
AmerisourceBergen Corp.
1.15%, 05/15/17	100	99,497
AstraZeneca PLC
5.90%, 09/15/17	150	169,288
Bristol-Myers Squibb Co.
0.88%, 08/01/17	100	98,957
Cardinal Health Inc.
1.70%, 03/15/18	100	99,160
Express Scripts Holding Co.
1.25%, 06/02/17	250	248,280
GlaxoSmithKline Capital PLC
1.50%, 05/08/17	300	302,958
Johnson & Johnson
5.55%, 08/15/17	200	224,833
McKesson Corp.
1.40%, 03/15/18	75	73,688
Medco Health Solutions Inc.
7.13%, 03/15/18	75	87,316
Merck & Co. Inc.
6.00%, 09/15/17	250	282,849
Pfizer Inc.
1.10%, 05/15/17[a]	250	249,987
Zoetis Inc.
1.88%, 02/01/18	100	99,363

		2,984,983
PIPELINES — 1.38%
Buckeye Partners LP
6.05%, 01/15/18	50	55,387

64	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2018 CORPORATE ETF

October 31, 2014

Security	Principal (000s)	Value

DCP Midstream Operating LP
2.50%, 12/01/17 (Call 11/01/17)	$200	$203,823
Enterprise Products Operating LLC Series L
6.30%, 09/15/17	100	112,923
Kinder Morgan Energy Partners LP
5.95%, 02/15/18	275	307,458
ONEOK Partners LP
2.00%, 10/01/17 (Call 09/01/17)	200	201,254
Southern Natural Gas Co. LLC
5.90%, 04/01/17[c]	100	109,846

		990,691
REAL ESTATE INVESTMENT TRUSTS — 1.92%
American Tower Corp.
4.50%, 01/15/18	275	293,336
Equity Commonwealth
6.65%, 01/15/18 (Call 07/15/17)	50	54,152
HCP Inc.
6.70%, 01/30/18	155	178,007
Health Care REIT Inc.
2.25%, 03/15/18	305	308,085
Hospitality Properties Trust
6.70%, 01/15/18 (Call 07/15/17)	100	109,736
Kimco Realty Corp.
4.30%, 02/01/18 (Call 11/01/17)	75	80,206
Simon Property Group LP
2.15%, 09/15/17 (Call 06/15/17)	150	152,996
Ventas Realty LP/Ventas Capital Corp.
2.00%, 02/15/18 (Call 01/15/18)	205	205,899

		1,382,417
RETAIL — 2.91%
Costco Wholesale Corp.
1.13%, 12/15/17	100	99,308
CVS Health Corp.
5.75%, 06/01/17	150	166,326
Darden Restaurants Inc.
6.45%, 10/15/17	50	55,333
Dollar General Corp.
4.13%, 07/15/17	100	103,897
Kohl’s Corp.
6.25%, 12/15/17	100	112,824
Lowe’s Companies Inc.
1.63%, 04/15/17 (Call 03/15/17)	100	100,893

Security	Principal (000s)	Value

Macy’s Retail Holdings Inc.
7.45%, 07/15/17	$100	$115,593
McDonald’s Corp.
5.35%, 03/01/18	250	279,371
Nordstrom Inc.
6.25%, 01/15/18	100	113,769
Staples Inc.
2.75%, 01/12/18 (Call 12/13/17)[a]	50	50,510
Starbucks Corp.
6.25%, 08/15/17	75	84,447
Target Corp.
5.38%, 05/01/17	300	330,193
Wal-Mart Stores Inc.
5.38%, 04/05/17	300	330,851
Walgreen Co.
1.80%, 09/15/17	150	150,451

		2,093,766
SEMICONDUCTORS — 0.63%
Altera Corp.
1.75%, 05/15/17	100	100,565
Intel Corp.
1.35%, 12/15/17	350	349,124

		449,689
SOFTWARE — 0.74%
Autodesk Inc.
1.95%, 12/15/17	100	100,689
Dun & Bradstreet Corp. (The)
3.25%, 12/01/17	100	103,348
Fidelity National Information Services Inc.
1.45%, 06/05/17	75	74,673
Oracle Corp.
1.20%, 10/15/17	250	249,046

		527,756
TELECOMMUNICATIONS — 3.90%
AT&T Inc.
1.40%, 12/01/17	500	497,568
5.50%, 02/01/18	450	502,645
British Telecommunications PLC
5.95%, 01/15/18	200	225,345
Nippon Telegraph & Telephone Corp.
1.40%, 07/18/17	100	99,808

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2018 CORPORATE ETF

October 31, 2014

Security	Principal or Shares (000s)	Value

Qwest Corp.
6.50%, 06/01/17	$100	$110,875
Telefonica Emisiones SAU
6.22%, 07/03/17	125	139,448
Verizon Communications Inc.
1.35%, 06/09/17	750	748,237
5.50%, 02/15/18	75	84,183
Vodafone Group PLC
1.50%, 02/19/18	400	394,292

		2,802,401
TOYS, GAMES & HOBBIES — 0.14%
Mattel Inc.
1.70%, 03/15/18	100	98,999

		98,999
TRANSPORTATION — 0.88%
Burlington Northern Santa Fe LLC
5.65%, 05/01/17	100	110,687
5.75%, 03/15/18	75	84,890
CSX Corp.
6.25%, 03/15/18	100	114,465
Ryder System Inc.
2.50%, 03/01/18 (Call 02/01/18)	75	76,296
United Parcel Service Inc.
1.13%, 10/01/17	250	248,950

		635,288
WATER — 0.23%
American Water Capital Corp.
6.09%, 10/15/17	150	166,576

		166,576

TOTAL CORPORATE BONDS & NOTES
(Cost: $62,323,563)		62,425,840

INVESTMENT COMPANIES — 10.60%
iShares iBonds Mar 2018 Corporate ex-Financials ETF[b]	77	7,619,150

TOTAL INVESTMENT COMPANIES
(Cost: $7,493,476)		7,619,150

SHORT-TERM INVESTMENTS — 3.20%

MONEY MARKET FUNDS — 3.20%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[b,d,e]	810	810,043

Security	Shares (000s)	Value

BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[b,d,e]	78	$77,672
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,d]	1,413	1,412,595

		2,300,310

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,300,310)		2,300,310

TOTAL INVESTMENTS IN SECURITIES — 100.67%
(Cost: $72,117,349)		72,345,300
Other Assets, Less Liabilities — (0.67)%		(479,916)

NET ASSETS — 100.00%		$71,865,384

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

66	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBONDS ® DEC 2018 CORPORATE ETF

October 31, 2014

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES — 96.12%

AGRICULTURE — 2.38%
Altria Group Inc.
9.70%, 11/10/18	$75	$96,525
Philip Morris International Inc.
5.65%, 05/16/18	125	141,493

		238,018
AUTO MANUFACTURERS — 0.50%
Toyota Motor Credit Corp.
2.00%, 10/24/18	50	50,366

		50,366
BANKS — 25.99%
Bank of America Corp.
6.88%, 04/25/18	325	376,171
Bank of Nova Scotia (The)
2.05%, 10/30/18	150	150,354
BNP Paribas SA
2.40%, 12/12/18	150	150,829
Citigroup Inc.
1.75%, 05/01/18[a]	300	296,892
Goldman Sachs Group Inc. (The)
6.15%, 04/01/18	300	338,492
JPMorgan Chase & Co.
1.63%, 05/15/18	400	395,867
Morgan Stanley
6.63%, 04/01/18	200	229,054
Royal Bank of Canada
2.20%, 07/27/18	200	203,108
Toronto-Dominion Bank (The)
2.63%, 09/10/18	175	179,707
Wells Fargo & Co.
1.50%, 01/16/18	275	273,899

		2,594,373
BEVERAGES — 4.28%
Anheuser-Busch InBev Finance Inc.
1.25%, 01/17/18	75	74,046
Coca-Cola Co. (The)
1.65%, 11/01/18	200	200,090
PepsiCo Inc.
7.90%, 11/01/18	125	153,603

		427,739

Security	Principal (000s)	Value

CHEMICALS — 1.15%
E.I. du Pont de Nemours & Co.
6.00%, 07/15/18	$100	$114,761

		114,761
COMPUTERS — 3.69%
Apple Inc.
1.00%, 05/03/18	125	122,544
EMC Corp./MA
1.88%, 06/01/18	125	123,614
International Business Machines Corp.
7.63%, 10/15/18	100	121,850

		368,008
DIVERSIFIED FINANCIAL SERVICES — 8.39%
American Express Co.
1.55%, 05/22/18	225	221,475
Ford Motor Credit Co. LLC
2.88%, 10/01/18[a]	200	203,166
General Electric Capital Corp.
5.63%, 05/01/18	150	169,714
International Lease Finance Corp.
7.13%, 09/01/18[b]	50	56,437
Jefferies Group LLC
5.13%, 04/13/18	50	54,436
National Rural Utilities Cooperative Finance Corp.
10.38%, 11/01/18	100	131,868

		837,096
ELECTRIC — 5.42%
Duke Energy Corp.
2.10%, 06/15/18 (Call 05/15/18)	150	151,647
Nevada Power Co.
6.50%, 08/01/18	150	175,340
Southern Co. (The)
2.45%, 09/01/18	100	101,806
Southwestern Electric Power Co. Series F
5.88%, 03/01/18	100	112,232

		541,025
FOOD — 1.00%
ConAgra Foods Inc.
1.90%, 01/25/18	100	99,568

		99,568

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2018 CORPORATE ETF

October 31, 2014

Security	Principal (000s)	Value

FOREST PRODUCTS & PAPER — 0.90%
International Paper Co.
7.95%, 06/15/18	$75	$89,533

		89,533
HEALTH CARE — PRODUCTS — 1.24%
CR Bard Inc.
1.38%, 01/15/18	50	49,451
Medtronic Inc.
1.38%, 04/01/18	75	74,173

		123,624
INSURANCE — 4.98%
American International Group Inc.
5.85%, 01/16/18	150	168,910
Berkshire Hathaway Finance Corp.
5.40%, 05/15/18	200	225,396
Voya Financial Inc.
2.90%, 02/15/18	100	102,822

		497,128
MACHINERY — 3.02%
Caterpillar Financial Services Corp. Series G
2.45%, 09/06/18[a]	100	102,074
John Deere Capital Corp.
1.95%, 12/13/18	150	149,890
Roper Industries Inc.
2.05%, 10/01/18[a]	50	49,797

		301,761
MANUFACTURING — 0.88%
Ingersoll-Rand Global Holding Co. Ltd.
6.88%, 08/15/18	75	87,800

		87,800
MEDIA — 2.22%
Comcast Corp.
5.70%, 05/15/18	100	113,429
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
1.75%, 01/15/18	50	49,816
Time Warner Cable Inc.
6.75%, 07/01/18	50	58,146

		221,391

Security	Principal (000s)	Value

MINING — 2.52%
Freeport-McMoRan Inc.
2.38%, 03/15/18	$100	$100,376
Rio Tinto Finance USA PLC
2.25%, 12/14/18 (Call 11/14/18)	150	150,991

		251,367
OFFICE & BUSINESS EQUIPMENT — 0.40%
Xerox Corp.
6.35%, 05/15/18	35	39,908

		39,908
OIL & GAS — 5.92%
BP Capital Markets PLC
1.38%, 05/10/18	125	123,032
Chevron Corp.
1.72%, 06/24/18 (Call 05/24/18)	75	75,387
Shell International Finance BV
2.00%, 11/15/18	150	151,231
Suncor Energy Inc.
6.10%, 06/01/18	100	114,562
Total Capital SA
2.13%, 08/10/18	125	126,300

		590,512
PHARMACEUTICALS — 4.44%
GlaxoSmithKline Capital Inc.
5.65%, 05/15/18	150	170,108
Merck & Co. Inc.
1.30%, 05/18/18	125	123,890
Pfizer Inc.
1.50%, 06/15/18	150	149,482

		443,480
PIPELINES — 2.28%
Enterprise Products Operating LLC
6.65%, 04/15/18	100	115,420
Kinder Morgan Energy Partners LP
5.95%, 02/15/18	100	111,803

		227,223
REAL ESTATE INVESTMENT TRUSTS — 2.21%
Boston Properties LP
3.70%, 11/15/18 (Call 08/15/18)	100	105,956
HCP Inc.
6.70%, 01/30/18	100	114,843

		220,799

68	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2018 CORPORATE ETF

October 31, 2014

Security	Principal or Shares (000s)	Value

RETAIL — 3.41%
Home Depot Inc. (The)
2.25%, 09/10/18 (Call 08/10/18)	$75	$76,313
Target Corp.
6.00%, 01/15/18	100	113,732
Wal-Mart Stores Inc.
1.95%, 12/15/18	150	150,899

		340,944
SOFTWARE — 2.67%
Microsoft Corp.
1.63%, 12/06/18	125	124,638
Oracle Corp.
5.75%, 04/15/18	125	141,791

		266,429
TELECOMMUNICATIONS — 5.47%
AT&T Inc.
5.50%, 02/01/18	200	223,398
Verizon Communications Inc.
8.75%, 11/01/18	200	248,956
Vodafone Group PLC
1.50%, 02/19/18	75	73,930

		546,284
TRANSPORTATION — 0.76%
Ryder System Inc.
2.45%, 11/15/18 (Call 10/15/18)	75	75,456

		75,456

TOTAL CORPORATE BONDS & NOTES
(Cost: $9,679,338)		9,594,593

SHORT-TERM INVESTMENTS — 8.34%

MONEY MARKET FUNDS — 8.34%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[c,d,e]	516	516,005
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	30	29,845

Security	Shares (000s)	Value

BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	287	$286,940

		832,790

TOTAL SHORT-TERM INVESTMENTS
(Cost: $832,790)		832,790

TOTAL INVESTMENTS IN SECURITIES — 104.46%
(Cost: $10,512,128)		10,427,383
Other Assets, Less Liabilities — (4.46)%		(445,634)

NET ASSETS — 100.00%		$9,981,749

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	69

Schedule of Investments

iSHARES® iBONDS® MAR 2020 CORPORATE ETF

October 31, 2014

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES — 86.81%

AEROSPACE & DEFENSE — 1.15%
Boeing Capital Corp.
4.70%, 10/27/19	$150	$167,714
L-3 Communications Corp.
5.20%, 10/15/19	70	77,523
Lockheed Martin Corp.
4.25%, 11/15/19	50	54,295

		299,532
AGRICULTURE — 1.29%
Altria Group Inc.
9.25%, 08/06/19	125	162,937
Bunge Ltd. Finance Corp.
8.50%, 06/15/19	70	86,811
Lorillard Tobacco Co.
8.13%, 06/23/19	70	85,753

		335,501
BANKS — 27.16%
Australia & New Zealand Banking Group Ltd./New York NY
2.25%, 06/13/19	100	100,268
Bank of America Corp.
2.65%, 04/01/19[a]	350	353,373
7.63%, 06/01/19	200	241,822
Bank of New York Mellon Corp. (The)
2.20%, 05/15/19 (Call 04/15/19)	250	250,441
2.30%, 09/11/19 (Call 08/11/19)	65	64,974
Bank of Nova Scotia (The)
2.05%, 06/05/19	150	148,966
Barclays Bank PLC
5.13%, 01/08/20	350	393,901
BB&T Corp.
6.85%, 04/30/19	200	239,157
Capital One Financial Corp.
2.45%, 04/24/19 (Call 03/24/19)	300	299,894
Citigroup Inc.
2.50%, 07/29/19	100	100,362
2.55%, 04/08/19	350	351,778
8.50%, 05/22/19	200	251,112
Comerica Inc.
2.13%, 05/23/19 (Call 04/23/19)	100	99,510

Security	Principal (000s)	Value

Credit Suisse/New York NY
5.30%, 08/13/19	$200	$225,685
5.40%, 01/14/20	260	292,394
Fifth Third Bank/Cincinnati OH
2.38%, 04/25/19 (Call 03/25/19)	200	201,391
Goldman Sachs Group Inc. (The)
2.55%, 10/23/19	100	99,544
5.38%, 03/15/20	300	335,756
HSBC USA Inc.
2.25%, 06/23/19	100	100,314
JPMorgan Chase & Co.
4.95%, 03/25/20	500	555,943
Morgan Stanley
2.38%, 07/23/19	100	99,319
5.63%, 09/23/19	600	679,696
PNC Funding Corp.
5.13%, 02/08/20[b]	300	338,985
Royal Bank of Scotland Group PLC
6.40%, 10/21/19[a]	200	233,218
Toronto-Dominion Bank (The)
2.25%, 11/05/19	100	99,867
U.S. Bancorp/MN
2.20%, 04/25/19 (Call 03/25/19)	200	200,768
UBS AG/Stamford CT
2.38%, 08/14/19	250	250,071
Wells Fargo & Co.
2.13%, 04/22/19[a]	250	250,070
Westpac Banking Corp.
4.88%, 11/19/19	200	223,223

		7,081,802
BEVERAGES — 1.09%
Anheuser-Busch InBev Worldwide Inc.
5.38%, 01/15/20	250	283,714

		283,714
BIOTECHNOLOGY — 0.95%
Amgen Inc.
2.20%, 05/22/19 (Call 04/22/19)	150	148,657
Celgene Corp.
2.25%, 05/15/19	100	99,323

		247,980

70	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2020 CORPORATE ETF

October 31, 2014

Security	Principal (000s)	Value

CHEMICALS — 3.09%
Dow Chemical Co. (The)
8.55%, 05/15/19	$230	$289,259
LyondellBasell Industries NV
5.00%, 04/15/19 (Call 01/15/19)	200	219,358
Monsanto Co.
2.13%, 07/15/19	75	74,821
Potash Corp. of Saskatchewan Inc.
4.88%, 03/30/20	100	111,266
Praxair Inc.
4.50%, 08/15/19	100	110,597

		805,301
COMMERCIAL SERVICES — 0.39%
Synchrony Financial
3.00%, 08/15/19 (Call 07/15/19)	100	100,970

		100,970
COMPUTERS — 0.60%
International Business Machines Corp.
8.38%, 11/01/19	100	129,425
Lexmark International Inc.
5.13%, 03/15/20	25	26,522

		155,947
COSMETICS & PERSONAL CARE — 0.09%
Avon Products Inc.
4.60%, 03/15/20	25	23,718

		23,718
DIVERSIFIED FINANCIAL SERVICES — 5.17%
American Express Credit Corp.
2.25%, 08/15/19	100	100,096
Ameriprise Financial Inc.
5.30%, 03/15/20	150	170,919
Ford Motor Credit Co. LLC
8.13%, 01/15/20	100	125,135
General Electric Capital Corp.
5.50%, 01/08/20	200	230,813
6.00%, 08/07/19	275	322,327
Jefferies Group LLC
8.50%, 07/15/19	100	124,020
Legg Mason Inc.
2.70%, 07/15/19	100	100,401
NASDAQ OMX Group Inc. (The)
5.55%, 01/15/20	50	55,191

Security	Principal (000s)	Value

Nomura Holdings Inc.
6.70%, 03/04/20	$100	$119,010

		1,347,912
ELECTRIC — 2.81%
CMS Energy Corp.
8.75%, 06/15/19	125	158,657
Dominion Resources Inc./VA
5.20%, 08/15/19	100	113,424
Exelon Generation Co. LLC
5.20%, 10/01/19	100	111,249
NextEra Energy Capital Holdings Inc.
2.40%, 09/15/19 (Call 08/15/19)	25	25,047
2.70%, 09/15/19 (Call 08/15/19)	100	101,311
Public Service Electric & Gas Co. Series I
1.80%, 06/01/19 (Call 05/01/19)	100	98,875
Southern Co. (The)
2.15%, 09/01/19 (Call 08/01/19)	125	124,324

		732,887
ELECTRICAL COMPONENTS & EQUIPMENT — 0.65%
Emerson Electric Co.
4.88%, 10/15/19	150	169,053

		169,053
ENTERTAINMENT — 0.32%
International Game Technology
7.50%, 06/15/19	75	82,935

		82,935
ENVIRONMENTAL CONTROL — 0.42%
Republic Services Inc.
5.00%, 03/01/20	100	110,782

		110,782
FOOD — 2.43%
Kellogg Co.
4.15%, 11/15/19	100	108,217
Kraft Foods Group Inc.
5.38%, 02/10/20	100	113,443
Kroger Co. (The)
6.15%, 01/15/20	100	116,495
Mondelez International Inc.
5.38%, 02/10/20	150	170,164
Safeway Inc.
5.00%, 08/15/19	75	75,937

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2020 CORPORATE ETF

October 31, 2014

Security	Principal (000s)	Value

Tyson Foods Inc.
2.65%, 08/15/19 (Call 07/15/19)	$50	$50,467

		634,723
HAND & MACHINE TOOLS — 0.38%
Kennametal Inc.
2.65%, 11/01/19 (Call 10/01/19)	100	99,590

		99,590
HEALTH CARE — PRODUCTS — 1.11%
Boston Scientific Corp.
6.00%, 01/15/20	50	57,285
CareFusion Corp.
6.38%, 08/01/19	100	115,752
Life Technologies Corp.
6.00%, 03/01/20	100	115,434

		288,471
HEALTH CARE — SERVICES — 0.39%
Quest Diagnostics Inc.
2.70%, 04/01/19	100	101,004

		101,004
HOLDING COMPANIES — DIVERSIFIED — 0.19%
FS Investment Corp.
4.00%, 07/15/19	50	50,193

		50,193
INSURANCE — 4.32%
Aflac Inc.
8.50%, 05/15/19	200	252,576
Allstate Corp. (The)
7.45%, 05/16/19	100	122,531
American Financial Group Inc./OH
9.88%, 06/15/19	100	129,670
American International Group Inc.
2.30%, 07/16/19 (Call 06/16/19)	100	100,620
Berkshire Hathaway Inc.
2.10%, 08/14/19	100	100,279
Hartford Financial Services Group Inc. (The)
5.50%, 03/30/20	125	141,116
Lincoln National Corp.
8.75%, 07/01/19	125	158,834
Prudential Financial Inc.
7.38%, 06/15/19	100	121,843

		1,127,469

Security	Principal (000s)	Value

INTERNET — 1.15%
Baidu Inc.
2.75%, 06/09/19	$200	$200,569
eBay Inc.
2.20%, 08/01/19 (Call 07/01/19)	100	98,141

		298,710
IRON & STEEL — 0.30%
Vale Overseas Ltd.
5.63%, 09/15/19[a]	70	78,409

		78,409
MACHINERY — 1.10%
Caterpillar Financial Services Corp.
2.10%, 06/09/19	150	150,206
John Deere Capital Corp.
1.70%, 01/15/20	50	48,468
Roper Industries Inc.
6.25%, 09/01/19	75	87,324

		285,998
MANUFACTURING — 0.38%
3M Co.
1.63%, 06/15/19	100	98,839

		98,839
MEDIA — 4.82%
Comcast Corp.
5.15%, 03/01/20[a]	100	113,910
5.70%, 07/01/19	50	57,771
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
5.20%, 03/15/20	200	223,692
Time Warner Cable Inc.
5.00%, 02/01/20	350	391,538
Time Warner Inc.
2.10%, 06/01/19	100	98,498
4.88%, 03/15/20	100	110,079
Viacom Inc.
5.63%, 09/15/19	100	113,470
Walt Disney Co. (The)
1.85%, 05/30/19	150	149,095

		1,258,053
MINING — 2.64%
Barrick Gold Corp.
6.95%, 04/01/19[a]	125	143,447

72	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2020 CORPORATE ETF

October 31, 2014

Security	Principal (000s)	Value

BHP Billiton Finance USA Ltd.
6.50%, 04/01/19	$175	$207,408
Freeport-McMoRan Inc.
3.10%, 03/15/20	100	99,614
Newmont Mining Corp.
5.13%, 10/01/19	100	108,888
Rio Tinto Finance USA Ltd.
9.00%, 05/01/19	100	128,199

		687,556
OFFICE & BUSINESS EQUIPMENT — 0.65%
Xerox Corp.
5.63%, 12/15/19	150	169,639

		169,639
OIL & GAS — 4.51%
BP Capital Markets PLC
2.24%, 05/10/19[a]	150	149,863
Cenovus Energy Inc.
5.70%, 10/15/19	75	85,339
ConocoPhillips
6.00%, 01/15/20	100	117,362
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc.
6.13%, 06/15/19 (Call 06/15/16)	65	70,931
Pride International Inc.
8.50%, 06/15/19	75	92,646
Shell International Finance BV
4.30%, 09/22/19	100	110,281
4.38%, 03/25/20	150	166,133
Talisman Energy Inc.
7.75%, 06/01/19	100	118,508
Total Capital International SA
2.10%, 06/19/19	150	150,009
Valero Energy Corp.
6.13%, 02/01/20	100	115,026

		1,176,098
PACKAGING & CONTAINERS — 0.39%
Rock-Tenn Co.
3.50%, 03/01/20	100	101,662

		101,662
PHARMACEUTICALS — 1.78%
Abbott Laboratories
5.13%, 04/01/19	100	111,984

Security	Principal (000s)	Value

Actavis Inc.
6.13%, 08/15/19	$25	$28,211
Express Scripts Holding Co.
2.25%, 06/15/19	200	198,793
Merck Sharp & Dohme Corp.
5.00%, 06/30/19	25	28,076
Teva Pharmaceutical Finance IV LLC
2.25%, 03/18/20	100	98,211

		465,275
PIPELINES — 2.70%
EnLink Midstream Partners LP
2.70%, 04/01/19 (Call 03/01/19)	50	50,186
Enterprise Products Operating LLC
5.25%, 01/31/20	125	140,764
Kinder Morgan Energy Partners LP
6.85%, 02/15/20[a]	50	58,923
Magellan Midstream Partners LP
6.55%, 07/15/19	100	117,102
Plains All American Pipeline LP/PAA Finance Corp.
5.75%, 01/15/20[a]	100	115,090
Williams Partners LP
5.25%, 03/15/20	200	222,604

		704,669
REAL ESTATE INVESTMENT TRUSTS — 3.78%
Boston Properties LP
5.88%, 10/15/19	150	173,015
Digital Realty Trust LP
5.88%, 02/01/20[a]	75	83,705
Duke Realty LP
8.25%, 08/15/19	100	124,218
HCP Inc.
2.63%, 02/01/20 (Call 11/01/19)	150	148,301
Simon Property Group LP
5.65%, 02/01/20 (Call 11/01/19)	200	231,389
Ventas Realty LP/Ventas Capital Corp.
4.00%, 04/30/19 (Call 01/30/19)	125	133,251
Weyerhaeuser Co.
7.38%, 10/01/19	75	90,816

		984,695
RETAIL — 1.44%
AutoNation Inc.
5.50%, 02/01/20	100	108,968

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2020 CORPORATE ETF

October 31, 2014

Security	Principal (000s)	Value

Costco Wholesale Corp.
1.70%, 12/15/19	$150	$146,753
TJX Companies Inc. (The)
6.95%, 04/15/19	100	119,685

		375,406
SOFTWARE — 1.07%
CA Inc.
5.38%, 12/01/19	100	110,728
Oracle Corp.
5.00%, 07/08/19	150	168,754

		279,482
TELECOMMUNICATIONS — 4.31%
America Movil SAB de CV
5.00%, 10/16/19	100	111,598
5.00%, 03/30/20	200	220,916
Cisco Systems Inc.
4.45%, 01/15/20	200	220,787
Orange SA
5.38%, 07/08/19	200	225,664
Telefonica Emisiones SAU
5.88%, 07/15/19	200	229,336
Verizon Communications Inc.
6.35%, 04/01/19	100	116,647

		1,124,948
TOYS, GAMES & HOBBIES — 0.19%
Mattel Inc.
2.35%, 05/06/19	50	49,749

		49,749
TRANSPORTATION — 1.41%
Burlington Northern Santa Fe LLC
4.70%, 10/01/19	50	55,527
Ryder System Inc.
2.45%, 09/03/19 (Call 08/03/19)	100	99,463
2.55%, 06/01/19 (Call 05/01/19)	100	100,219
United Parcel Service Inc.
5.13%, 04/01/19	100	113,334

		368,543
TRUCKING & LEASING — 0.19%
GATX Corp.
2.60%, 03/30/20 (Call 02/28/15)	50	49,506

		49,506
TOTAL CORPORATE BONDS & NOTES
(Cost: $22,333,961)		22,636,721

Security	Shares (000s)	Value

INVESTMENT COMPANIES — 12.15%
iShares iBonds Mar 2020 Corporate ex-Financials ETF[a,b]	32	$3,167,628

TOTAL INVESTMENT COMPANIES
(Cost: $3,047,085)		3,167,628

SHORT-TERM INVESTMENTS — 6.72%

MONEY MARKET FUNDS — 6.72%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[b,c,d]	1,328	1,328,113
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[b,c,d]	127	127,347
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	297	296,574

		1,752,034

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,752,034)		1,752,034

TOTAL INVESTMENTS IN SECURITIES — 105.68%
(Cost: $27,133,080)		27,556,383
Other Assets, Less Liabilities — (5.68)%		(1,480,782)

NET ASSETS — 100.00%		$26,075,601

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

74	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBONDS® MAR 2023 CORPORATE ETF

October 31, 2014

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES — 85.84%

ADVERTISING — 0.68%
Omnicom Group Inc.
3.63%, 05/01/22	$175	$178,350

		178,350
AEROSPACE & DEFENSE — 1.81%
Embraer SA
5.15%, 06/15/22[a]	50	53,375
General Dynamics Corp.
2.25%, 11/15/22 (Call 08/15/22)	100	94,923
Raytheon Co.
2.50%, 12/15/22 (Call 09/15/22)	100	96,457
United Technologies Corp.
3.10%, 06/01/22	225	228,434

		473,189
AGRICULTURE — 1.48%
Altria Group Inc.
2.85%, 08/09/22	250	241,928
Philip Morris International Inc.
2.63%, 03/06/23	100	96,497
Reynolds American Inc.
3.25%, 11/01/22	50	48,676

		387,101
AUTO PARTS & EQUIPMENT — 0.41%
Delphi Corp.
5.00%, 02/15/23 (Call 02/15/18)	100	107,000

		107,000
BANKS — 11.97%
Bank of America Corp.
3.30%, 01/11/23	425	417,358
Bank of Montreal
2.55%, 11/06/22 (Call 10/06/22)	100	96,024
BNP Paribas SA
3.25%, 03/03/23	100	100,111
Citigroup Inc.
3.38%, 03/01/23[a]	100	99,426
4.05%, 07/30/22	100	102,712
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands
3.95%, 11/09/22	250	253,879
Goldman Sachs Group Inc. (The)
3.63%, 01/22/23	275	274,807

Security	Principal (000s)	Value

JPMorgan Chase & Co.
3.20%, 01/25/23	$550	$544,699
Morgan Stanley
3.75%, 02/25/23	150	151,660
4.88%, 11/01/22	275	293,579
MUFG Americas Holdings Corp.
3.50%, 06/18/22	100	102,667
PNC Financial Services Group Inc. (The)
2.85%, 11/09/22[b,c]	100	97,400
Sumitomo Mitsui Banking Corp.
3.20%, 07/18/22	250	251,964
U.S. Bancorp/MN
2.95%, 07/15/22 (Call 06/15/22)	100	98,272
Wells Fargo & Co. Series M
3.45%, 02/13/23	250	248,843

		3,133,401
BEVERAGES — 2.89%
Anheuser-Busch InBev Finance Inc.
2.63%, 01/17/23	254	243,087
Anheuser-Busch InBev Worldwide Inc.
2.50%, 07/15/22	150	143,627
Diageo Investment Corp.
2.88%, 05/11/22	150	148,900
Molson Coors Brewing Co.
3.50%, 05/01/22[a]	100	100,562
PepsiCo Inc.
2.75%, 03/01/23	125	121,140

		757,316
BIOTECHNOLOGY — 0.58%
Amgen Inc.
3.63%, 05/15/22 (Call 02/15/22)	100	102,064
Celgene Corp.
3.25%, 08/15/22	50	50,052

		152,116
BUILDING MATERIALS — 0.27%
Owens Corning
4.20%, 12/15/22 (Call 09/15/22)	70	70,306

		70,306
CHEMICALS — 2.24%
Dow Chemical Co. (The)
3.00%, 11/15/22 (Call 08/15/22)	180	175,412

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2023 CORPORATE ETF

October 31, 2014

Security	Principal (000s)	Value

E.I. du Pont de Nemours & Co.
2.80%, 02/15/23	$100	$97,573
Eastman Chemical Co.
3.60%, 08/15/22 (Call 05/15/22)	170	172,081
Praxair Inc.
2.20%, 08/15/22 (Call 05/15/22)	150	142,377

		587,443
COMMERCIAL SERVICES — 0.69%
Block Financial LLC
5.50%, 11/01/22 (Call 05/01/22)[a]	75	81,346
Equifax Inc.
3.30%, 12/15/22 (Call 09/15/22)	100	98,009

		179,355
COMPUTERS — 0.55%
Hewlett-Packard Co.
4.05%, 09/15/22	50	51,066
International Business Machines Corp.
1.88%, 08/01/22	100	93,033

		144,099
COSMETICS & PERSONAL CARE — 0.48%
Avon Products Inc.
5.00%, 03/15/23	10	9,300
Colgate-Palmolive Co.
1.95%, 02/01/23	125	116,916

		126,216
DIVERSIFIED FINANCIAL SERVICES — 5.29%
American Express Co.
2.65%, 12/02/22	100	97,261
Capital One Bank USA N.A.
3.38%, 02/15/23	250	247,150
CME Group Inc./IL
3.00%, 09/15/22	150	149,638
Ford Motor Credit Co. LLC
4.25%, 09/20/22	200	210,191
General Electric Capital Corp.
3.10%, 01/09/23	350	350,383
3.15%, 09/07/22[a]	150	151,829
Invesco Finance PLC
3.13%, 11/30/22	100	99,085
Jefferies Group LLC
5.13%, 01/20/23	75	78,794

		1,384,331

Security	Principal (000s)	Value

ELECTRIC — 4.41%
Consumers Energy Co.
2.85%, 05/15/22 (Call 02/15/22)	$125	$125,211
Dominion Resources Inc./VA Series B
2.75%, 09/15/22 (Call 06/15/22)	100	97,472
Duke Energy Progress Inc.
2.80%, 05/15/22 (Call 02/15/22)	200	199,945
Exelon Generation Co. LLC
4.25%, 06/15/22 (Call 03/15/22)	100	103,754
Kansas City Power & Light Co.
3.15%, 03/15/23 (Call 12/15/22)	100	100,111
Oncor Electric Delivery Co. LLC
7.00%, 09/01/22	50	63,132
PPL Capital Funding Inc.
3.50%, 12/01/22 (Call 09/01/22)	150	151,908
Public Service Co. of Colorado
2.50%, 03/15/23 (Call 09/15/22)[a]	125	121,175
Puget Energy Inc.
5.63%, 07/15/22 (Call 04/15/22)	100	114,654
TransAlta Corp.
4.50%, 11/15/22 (Call 08/15/22)	75	76,063

		1,153,425
ELECTRONICS — 0.83%
Agilent Technologies Inc.
3.20%, 10/01/22 (Call 07/01/22)	100	97,033
Jabil Circuit Inc.
4.70%, 09/15/22[a]	50	50,375
Thermo Fisher Scientific Inc.
3.15%, 01/15/23 (Call 10/15/22)	70	68,585

		215,993
ENGINEERING & CONSTRUCTION — 0.38%
ABB Finance USA Inc.
2.88%, 05/08/22	100	99,602

		99,602
ENVIRONMENTAL CONTROL — 0.65%
Republic Services Inc.
3.55%, 06/01/22 (Call 03/01/22)	70	71,570
Waste Management Inc.
2.90%, 09/15/22 (Call 06/15/22)	100	97,895

		169,465

76	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2023 CORPORATE ETF

October 31, 2014

Security	Principal (000s)	Value

FOOD — 1.62%
ConAgra Foods Inc.
3.20%, 01/25/23 (Call 10/25/22)	$173	$167,089
Kraft Foods Group Inc.
3.50%, 06/06/22	200	204,633
Tyson Foods Inc.
4.50%, 06/15/22 (Call 03/15/22)	50	53,445

		425,167
HEALTH CARE — PRODUCTS — 0.37%
Baxter International Inc.
2.40%, 08/15/22	100	95,896

		95,896
HEALTH CARE — SERVICES — 2.44%
Aetna Inc.
2.75%, 11/15/22 (Call 08/15/22)	200	192,501
Laboratory Corp. of America Holdings
3.75%, 08/23/22 (Call 05/23/22)	100	101,752
UnitedHealth Group Inc.
2.88%, 03/15/23	150	147,151
WellPoint Inc.
3.30%, 01/15/23	200	198,086

		639,490
HOME BUILDERS — 0.19%
NVR Inc.
3.95%, 09/15/22 (Call 06/15/22)	50	50,743

		50,743
HOME FURNISHINGS — 0.29%
Whirlpool Corp.
3.70%, 03/01/23	75	75,617

		75,617
INSURANCE — 3.16%
American International Group Inc.
4.88%, 06/01/22	200	222,189
Berkshire Hathaway Finance Corp.
3.00%, 05/15/22	100	100,440
Berkshire Hathaway Inc.
3.00%, 02/11/23	50	49,983
Fidelity National Financial Inc.
5.50%, 09/01/22	50	54,005
Hartford Financial Services Group Inc. (The)
5.13%, 04/15/22	125	139,491

Security	Principal (000s)	Value

MetLife Inc.
3.05%, 12/15/22	$125	$124,336
Primerica Inc.
4.75%, 07/15/22	75	81,627
Voya Financial Inc.
5.50%, 07/15/22	50	56,397

		828,468
INTERNET — 0.34%
Amazon.com Inc.
2.50%, 11/29/22 (Call 08/29/22)	70	65,419
eBay Inc.
2.60%, 07/15/22 (Call 04/15/22)	25	23,436

		88,855
MACHINERY — 0.93%
Caterpillar Inc.
2.60%, 06/26/22 (Call 03/26/22)	100	97,519
Deere & Co.
2.60%, 06/08/22 (Call 03/08/22)	150	147,004

		244,523
MANUFACTURING — 1.86%
3M Co.
2.00%, 06/26/22	100	95,628
Eaton Corp.
2.75%, 11/02/22	200	193,905
General Electric Co.
2.70%, 10/09/22	200	197,258

		486,791
MEDIA — 3.91%
21st Century Fox America Inc.
3.00%, 09/15/22	150	147,365
Comcast Corp.
3.13%, 07/15/22	150	152,890
Discovery Communications LLC
3.30%, 05/15/22	75	74,829
NBCUniversal Media LLC
2.88%, 01/15/23	150	147,842
Reed Elsevier Capital Inc.
3.13%, 10/15/22 (Call 07/15/22)	100	97,657
Time Warner Entertainment Co. LP
8.38%, 03/15/23	100	133,522
Time Warner Inc.
3.40%, 06/15/22	170	172,229

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2023 CORPORATE ETF

October 31, 2014

Security	Principal (000s)	Value

Walt Disney Co. (The)
2.35%, 12/01/22	$100	$97,086

		1,023,420
METAL FABRICATE & HARDWARE — 0.18%
Precision Castparts Corp.
2.50%, 01/15/23 (Call 10/15/22)	50	48,283

		48,283
MINING — 2.31%
Barrick Gold Corp.
3.85%, 04/01/22	100	95,545
Freeport-McMoRan Inc.
3.88%, 03/15/23 (Call 12/15/22)	175	173,274
Goldcorp Inc.
3.70%, 03/15/23 (Call 12/15/22)	145	140,575
Rio Tinto Finance USA PLC
2.88%, 08/21/22 (Call 05/21/22)[a]	100	97,401
Southern Copper Corp.
3.50%, 11/08/22[a]	50	49,705
Teck Resources Ltd.
3.75%, 02/01/23 (Call 11/01/22)[a]	50	46,929

		603,429
OIL & GAS — 6.64%
Apache Corp.
3.25%, 04/15/22 (Call 01/15/22)	100	100,421
BP Capital Markets PLC
2.50%, 11/06/22	175	165,634
Cenovus Energy Inc.
3.00%, 08/15/22 (Call 05/15/22)	100	96,585
Chevron Corp.
2.36%, 12/05/22 (Call 09/05/22)	150	144,302
Continental Resources Inc./OK
5.00%, 09/15/22 (Call 03/15/17)	150	157,125
Devon Energy Corp.
3.25%, 05/15/22 (Call 02/15/22)[a]	70	69,516
EOG Resources Inc.
2.63%, 03/15/23 (Call 12/15/22)	100	96,775
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc.
6.88%, 02/15/23 (Call 02/15/18)	65	73,450
Marathon Oil Corp.
2.80%, 11/01/22 (Call 08/01/22)	170	164,481
Murphy Oil Corp.
4.00%, 06/01/22 (Call 03/01/22)	50	48,928

Security	Principal (000s)	Value

Occidental Petroleum Corp.
2.70%, 02/15/23 (Call 11/15/22)	$100	$96,493
Phillips 66
4.30%, 04/01/22	200	213,677
Pioneer Natural Resources Co.
3.95%, 07/15/22 (Call 04/15/22)	50	50,371
Rowan Companies Inc.
4.88%, 06/01/22 (Call 03/01/22)	25	25,527
Shell International Finance BV
2.38%, 08/21/22	150	144,181
Transocean Inc.
3.80%, 10/15/22 (Call 07/15/22)[a]	100	89,855

		1,737,321
OIL & GAS SERVICES — 0.56%
National Oilwell Varco Inc.
2.60%, 12/01/22 (Call 09/01/22)	100	95,038
Weatherford International Ltd./Bermuda
4.50%, 04/15/22 (Call 01/15/22)	50	51,287

		146,325
PACKAGING & CONTAINERS — 0.58%
Packaging Corp. of America
3.90%, 06/15/22 (Call 03/15/22)	75	76,036
Rock-Tenn Co.
4.00%, 03/01/23 (Call 12/01/22)	75	76,117

		152,153
PHARMACEUTICALS — 5.05%
AbbVie Inc.
2.90%, 11/06/22	220	214,083
Actavis Inc.
3.25%, 10/01/22 (Call 07/01/22)	225	215,347
Cardinal Health Inc.
3.20%, 03/15/23	75	73,997
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23	150	146,868
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	150	148,651
McKesson Corp.
2.85%, 03/15/23 (Call 12/15/22)	70	67,044
Merck & Co. Inc.
2.40%, 09/15/22 (Call 06/15/22)	150	144,400
Novartis Capital Corp.
2.40%, 09/21/22	150	145,940

78	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2023 CORPORATE ETF

October 31, 2014

Security	Principal (000s)	Value

Teva Pharmaceutical Finance Co. BV
2.95%, 12/18/22	$100	$96,587
Zoetis Inc.
3.25%, 02/01/23 (Call 11/01/22)	70	69,325

		1,322,242
PIPELINES — 4.08%
DCP Midstream Operating LP
3.88%, 03/15/23 (Call 12/15/22)[a]	70	69,802
Energy Transfer Partners LP
3.60%, 02/01/23 (Call 11/01/22)	100	98,005
Enterprise Products Operating LLC
3.35%, 03/15/23 (Call 12/15/22)	100	99,172
Kinder Morgan Energy Partners LP
3.45%, 02/15/23 (Call 11/15/22)	150	143,665
ONEOK Partners LP
3.38%, 10/01/22 (Call 07/01/22)	135	131,880
Plains All American Pipeline LP/PAA Finance Corp.
2.85%, 01/31/23 (Call 10/31/22)	70	66,984
Spectra Energy Capital LLC
3.30%, 03/15/23 (Call 12/15/22)	100	94,823
TransCanada PipeLines Ltd.
2.50%, 08/01/22	125	118,749
Western Gas Partners LP
4.00%, 07/01/22 (Call 04/01/22)	100	103,014
Williams Companies Inc. (The)
3.70%, 01/15/23 (Call 10/15/22)	100	93,677
Williams Partners LP
3.35%, 08/15/22 (Call 05/15/22)	50	49,041

		1,068,812
REAL ESTATE INVESTMENT TRUSTS — 4.45%
American Tower Corp.
3.50%, 01/31/23	70	67,634
AvalonBay Communities Inc.
2.85%, 03/15/23 (Call 12/15/22)	100	96,130
Boston Properties LP
3.85%, 02/01/23 (Call 11/01/22)	100	103,239
DDR Corp.
4.63%, 07/15/22 (Call 04/15/22)	100	106,083
Digital Realty Trust LP
3.63%, 10/01/22 (Call 07/01/22)	50	48,789
Duke Realty LP
3.88%, 10/15/22 (Call 07/15/22)	100	101,472

Security	Principal (000s)	Value

Essex Portfolio LP
3.38%, 01/15/23 (Call 10/15/22)	$125	$123,587
Health Care REIT Inc.
3.75%, 03/15/23 (Call 12/15/22)	100	99,397
Host Hotels & Resorts LP
4.75%, 03/01/23 (Call 12/01/22)	75	79,734
Kilroy Realty LP
3.80%, 01/15/23 (Call 10/15/22)	75	75,335
Simon Property Group LP
2.75%, 02/01/23 (Call 11/01/22)	150	145,301
Ventas Realty LP/Ventas Capital Corp.
3.25%, 08/15/22 (Call 05/15/22)	70	68,419
Weingarten Realty Investors
3.38%, 10/15/22 (Call 07/15/22)	50	49,417

		1,164,537
RETAIL — 2.60%
AutoZone Inc.
3.70%, 04/15/22 (Call 01/15/22)	50	51,325
CVS Health Corp.
2.75%, 12/01/22 (Call 09/01/22)	200	193,709
Kohl’s Corp.
3.25%, 02/01/23 (Call 11/01/22)	50	48,465
Lowe’s Companies Inc.
3.12%, 04/15/22 (Call 01/15/22)	100	101,982
Macy’s Retail Holdings Inc.
2.88%, 02/15/23 (Call 11/15/22)	50	48,101
QVC Inc.
4.38%, 03/15/23[a]	120	120,167
Staples Inc.
4.38%, 01/12/23 (Call 10/12/22)	50	49,965
Walgreen Co.
3.10%, 09/15/22[a]	70	68,160

		681,874
SAVINGS & LOANS — 0.38%
People’s United Financial Inc.
3.65%, 12/06/22 (Call 09/06/22)	100	100,650

		100,650
SEMICONDUCTORS — 1.02%
Broadcom Corp.
2.50%, 08/15/22	75	71,233
Intel Corp.
2.70%, 12/15/22	100	97,748

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2023 CORPORATE ETF

October 31, 2014

Security	Principal (000s)	Value

Maxim Integrated Products Inc.
3.38%, 03/15/23 (Call 12/15/22)	$100	$97,083

		266,064
SOFTWARE — 1.38%
Fiserv Inc.
3.50%, 10/01/22 (Call 07/01/22)	100	100,776
Microsoft Corp.
2.13%, 11/15/22	100	96,331
Oracle Corp.
2.50%, 10/15/22	170	163,971

		361,078
TELECOMMUNICATIONS — 3.20%
America Movil SAB de CV
3.13%, 07/16/22	200	197,302
AT&T Inc.
2.63%, 12/01/22 (Call 09/01/22)[a]	100	95,145
Motorola Solutions Inc.
3.50%, 03/01/23	70	67,855
Rogers Communications Inc.
3.00%, 03/15/23 (Call 12/15/22)[a]	75	72,221
Telefonaktiebolaget LM Ericsson
4.13%, 05/15/22	70	72,950
Verizon Communications Inc.
2.45%, 11/01/22 (Call 08/01/22)	150	140,550
Vodafone Group PLC
2.95%, 02/19/23	200	190,539

		836,562
TEXTILES — 0.38%
Mohawk Industries Inc.
3.85%, 02/01/23 (Call 11/01/22)	100	100,448

		100,448
TRANSPORTATION — 2.31%
Burlington Northern Santa Fe LLC
3.00%, 03/15/23 (Call 12/15/22)	195	192,090
3.05%, 09/01/22 (Call 06/01/22)	50	49,885
FedEx Corp.
2.63%, 08/01/22	50	48,561
Norfolk Southern Corp.
3.00%, 04/01/22 (Call 01/01/22)	50	49,954
Union Pacific Corp.
2.95%, 01/15/23 (Call 10/15/22)	70	70,225

Security	Principal or Shares (000s)	Value

United Parcel Service Inc.
2.45%, 10/01/22	$200	$194,580

		605,295

TOTAL CORPORATE BONDS & NOTES
(Cost: $22,155,949)		22,472,751

INVESTMENT COMPANIES — 11.90%
iShares iBonds Mar 2023 Corporate ex-Financials ETF[c]	32	3,115,350

TOTAL INVESTMENT COMPANIES
(Cost: $2,974,253)		3,115,350

SHORT-TERM INVESTMENTS — 6.67%

MONEY MARKET FUNDS — 6.67%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[c,d,e]	1,256	1,256,281
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	120	120,459
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	368	368,420

		1,745,160

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,745,160)		1,745,160

TOTAL INVESTMENTS IN SECURITIES — 104.41%
(Cost: $26,875,362)		27,333,261
Other Assets, Less Liabilities — (4.41)%		(1,154,868)

NET ASSETS — 100.00%		$26,178,393

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

80	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

October 31, 2014

	iShares iBonds Mar 2016 Corporate ex-Financials ETF	iShares iBonds Mar 2018 Corporate ex-Financials ETF	iShares iBonds Mar 2020 Corporate ex-Financials ETF

ASSETS
Investments, at cost:
Unaffiliated	$33,469,372	$158,229,046	$53,658,019
Affiliated (Note 2)	2,543,014	8,427,319	1,655,009

Total cost of investments	$36,012,386	$166,656,365	$55,313,028

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$33,528,190	$158,138,736	$53,399,028
Affiliated (Note 2)	2,543,014	8,427,319	1,655,009

Total fair value of investments	36,071,204	166,566,055	55,054,037
Receivables:
Investment securities sold	—	354,699	—
Interest	220,646	1,133,213	561,360

Total Assets	36,291,850	168,053,967	55,615,397

LIABILITIES
Payables:
Investment securities purchased	—	1,006,931	—
Collateral for securities on loan (Note 1)	1,371,018	4,112,728	1,596,188
Investment advisory fees (Note 2)	2,966	13,857	4,598

Total Liabilities	1,373,984	5,133,516	1,600,786

NET ASSETS	$34,917,866	$162,920,451	$54,014,611

Net assets consist of:
Paid-in capital	$34,809,883	$162,954,233	$54,730,860
Undistributed net investment income	18,962	191,566	99,062
Undistributed net realized gain (accumulated net realized loss)	30,203	(135,038)	(556,320)
Net unrealized appreciation (depreciation)	58,818	(90,310)	(258,991)

NET ASSETS	$34,917,866	$162,920,451	$54,014,611

Shares outstanding[b]	350,000	1,650,000	550,000

Net asset value per share	$99.77	$98.74	$98.21

[a]	Securities on loan with values of $1,334,788, $3,986,973 and $1,543,937, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	81

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

October 31, 2014

	iShares iBonds Mar 2023 Corporate ex-Financials ETF	iShares iBonds Mar 2016 Corporate ETF	iShares iBonds Dec 2016 Corporate ETF

ASSETS
Investments, at cost:
Unaffiliated	$52,582,558	$31,897,143	$9,781,931
Affiliated (Note 2)	2,716,233	9,026,755	432,775

Total cost of investments	$55,298,791	$40,923,898	$10,214,706

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$51,739,507	$31,955,750	$9,754,079
Affiliated (Note 2)	2,716,233	9,063,712	432,203

Total fair value of investments	54,455,740	41,019,462	10,186,282
Receivables:
Investment securities sold	467,984	—	—
Interest	405,364	218,889	65,246

Total Assets	55,329,088	41,238,351	10,251,528

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	2,481,545	845,750	258,150
Investment advisory fees (Note 2)	4,237	2,789	848

Total Liabilities	2,485,782	848,539	258,998

NET ASSETS	$52,843,306	$40,389,812	$9,992,530

Net assets consist of:
Paid-in capital	$53,821,841	$40,270,382	$10,015,826
Undistributed net investment income	109,280	19,890	5,354
Undistributed net realized gain (accumulated net realized loss)	(244,764)	3,976	(226)
Net unrealized appreciation (depreciation)	(843,051)	95,564	(28,424)

NET ASSETS	$52,843,306	$40,389,812	$9,992,530

Shares outstanding[b]	550,000	400,000	100,000

Net asset value per share	$96.08	$100.97	$99.93

[a]	Securities on loan with values of $2,398,613, $819,995 and $251,251, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

82	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

October 31, 2014

	iShares iBonds Mar 2018 Corporate ETF	iShares iBonds Dec 2018 Corporate ETF	iShares iBonds Mar 2020 Corporate ETF

ASSETS
Investments, at cost:
Unaffiliated	$62,040,508	$9,679,338	$21,999,784
Affiliated (Note 2)	10,076,841	832,790	5,133,296

Total cost of investments	$72,117,349	$10,512,128	$27,133,080

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$62,142,966	$9,594,593	$22,297,736
Affiliated (Note 2)	10,202,334	832,790	5,258,647

Total fair value of investments	72,345,300	10,427,383	27,556,383
Receivables:
Investment securities sold	—	—	47,694
Interest	520,767	101,056	230,386

Total Assets	72,866,067	10,528,439	27,834,463

LIABILITIES
Payables:
Investment securities purchased	107,695	—	301,458
Collateral for securities on loan (Note 1)	887,715	545,850	1,455,460
Investment advisory fees (Note 2)	5,273	840	1,944

Total Liabilities	1,000,683	546,690	1,758,862

NET ASSETS	$71,865,384	$9,981,749	$26,075,601

Net assets consist of:
Paid-in capital	$71,553,508	$10,052,865	$25,597,669
Undistributed net investment income	81,358	13,733	49,566
Undistributed net realized gain (accumulated net realized loss)	2,567	(104)	5,063
Net unrealized appreciation (depreciation)	227,951	(84,745)	423,303

NET ASSETS	$71,865,384	$9,981,749	$26,075,601

Shares outstanding[b]	700,000	100,000	250,000

Net asset value per share	$102.66	$99.82	$104.30

[a]	Securities on loan with values of $863,618, $526,874 and $1,344,262, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	83

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

October 31, 2014

iShares iBonds Mar 2023 Corporate ETF

ASSETS
Investments, at cost:
Unaffiliated	$22,062,733
Affiliated (Note 2)	4,812,629

Total cost of investments	$26,875,362

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$22,375,351
Affiliated (Note 2)	4,957,910

Total fair value of investments	27,333,261
Receivables:
Investment securities sold	23,174
Interest	200,651

Total Assets	27,557,086

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	1,376,740
Investment advisory fees (Note 2)	1,953

Total Liabilities	1,378,693

NET ASSETS	$26,178,393

Net assets consist of:
Paid-in capital	$25,667,505
Undistributed net investment income	58,177
Accumulated net realized loss	(5,188)
Net unrealized appreciation	457,899

NET ASSETS	$26,178,393

Shares outstanding[b]	250,000

Net asset value per share	$104.71

[a]	Securities on loan with a value of $1,336,120. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

84	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended October 31, 2014

	iShares iBonds Mar 2016 Corporate ex-Financials ETF	iShares iBonds Mar 2018 Corporate ex-Financials ETF	iShares iBonds Mar 2020 Corporate ex-Financials ETF

NET INVESTMENT INCOME
Interest — unaffiliated	$263,170	$2,497,545	$1,246,359
Interest — affiliated (Note 2)	88	401	66
Securities lending income — affiliated (Note 2)	1,034	11,372	7,707

Total investment income	264,292	2,509,318	1,254,132

EXPENSES
Investment advisory fees (Note 2)	34,444	168,133	56,129

Total expenses	34,444	168,133	56,129

Net investment income	229,848	2,341,185	1,198,003

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	30,746	(97,451)	(496,195)

Net realized gain (loss)	30,746	(97,451)	(496,195)

Net change in unrealized appreciation/depreciation	57,527	966,531	1,375,112

Net realized and unrealized gain	88,273	869,080	878,917

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$318,121	$3,210,265	$2,076,920

See notes to financial statements.

FINANCIAL STATEMENTS	85

Statements of Operations (Continued)

iSHARES® TRUST

Year ended October 31, 2014

	iShares iBonds Mar 2023 Corporate ex-Financials ETF	iShares iBonds Mar 2016 Corporate ETF	iShares iBonds Dec 2016 Corporate ETF[a]

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$—	$43,862	$—
Interest — unaffiliated	1,325,982	209,078	29,539
Interest — affiliated (Note 2)	51	117	329
Securities lending income — affiliated (Note 2)	9,196	901	55

Total investment income	1,335,229	253,958	29,923

EXPENSES
Investment advisory fees (Note 2)	45,034	28,046	4,270

Total expenses	45,034	28,046	4,270
Less investment advisory fees waived (Note 2)	—	(7,509)	(27)

Net expenses	45,034	20,537	4,243

Net investment income	1,290,195	233,421	25,680

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(211,371)	3,976	(226)

Net realized gain (loss)	(211,371)	3,976	(226)

Net change in unrealized appreciation/depreciation	1,426,407	(19,049)	(28,424)

Net realized and unrealized gain (loss)	1,215,036	(15,073)	(28,650)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,505,231	$218,348	$(2,970)

[a]	For the period from May 28, 2014 (commencement of operations) to October 31, 2014.

See notes to financial statements.

86	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended October 31, 2014

	iShares iBonds Mar 2018 Corporate ETF	iShares iBonds Dec 2018 Corporate ETF[a]	iShares iBonds Mar 2020 Corporate ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$94,678	$—	$65,594
Interest — unaffiliated	657,017	67,692	417,952
Interest — affiliated (Note 2)	1,741	1	4,077
Securities lending income — affiliated (Note 2)	5,305	67	3,268

Total investment income	758,741	67,760	490,891

EXPENSES
Investment advisory fees (Note 2)	43,264	4,267	17,631

Total expenses	43,264	4,267	17,631
Less investment advisory fees waived (Note 2)	(7,889)	(79)	(3,399)

Net expenses	35,375	4,188	14,232

Net investment income	723,366	63,572	476,659

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	3,446	(104)	5,063

Net realized gain (loss)	3,446	(104)	5,063

Net change in unrealized appreciation/depreciation	(56,727)	(84,745)	206,981

Net realized and unrealized gain (loss)	(53,281)	(84,849)	212,044

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$670,085	$(21,277)	$688,703

[a]	For the period from May 28, 2014 (commencement of operations) to October 31, 2014.

See notes to financial statements.

FINANCIAL STATEMENTS	87

Statements of Operations (Continued)

iSHARES® TRUST

Year ended October 31, 2014

iShares iBonds Mar 2023 Corporate ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$86,825
Interest — unaffiliated	419,664
Interest — affiliated (Note 2)	3,583
Securities lending income — affiliated (Note 2)	2,076

Total investment income	512,148

EXPENSES
Investment advisory fees (Note 2)	14,893

Total expenses	14,893
Less investment advisory fees waived (Note 2)	(3,218)

Net expenses	11,675

Net investment income	500,473

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	873

Net realized gain	873

Net change in unrealized appreciation/depreciation	354,847

Net realized and unrealized gain	355,720

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$856,193

See notes to financial statements.

88	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares iBonds Mar 2016 Corporate ex-Financials ETF		iShares iBonds Mar 2018 Corporate ex-Financials ETF
	Year ended October 31, 2014	Period from April 17, 2013[a] to October 31, 2013	Year ended October 31, 2014	Period from April 17, 2013[a] to October 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$229,848	$79,176	$2,341,185	$942,414
Net realized gain (loss)	30,746	(543)	(97,451)	(469,943)
Net change in unrealized appreciation/depreciation	57,527	1,291	966,531	(1,056,841)

Net increase (decrease) in net assets resulting from operations	318,121	79,924	3,210,265	(584,370)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(229,632)	(60,430)	(2,335,749)	(756,284)

Total distributions to shareholders	(229,632)	(60,430)	(2,335,749)	(756,284)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	9,981,158	34,793,532	24,693,512	192,609,756
Cost of shares redeemed	(9,964,807)	—	(34,464,591)	(19,452,088)

Net increase (decrease) in net assets from capital share transactions	16,351	34,793,532	(9,771,079)	173,157,668

INCREASE (DECREASE) IN NET ASSETS	104,840	34,813,026	(8,896,563)	171,817,014

NET ASSETS
Beginning of period	34,813,026	—	171,817,014	—

End of period	$34,917,866	$34,813,026	$162,920,451	$171,817,014

Undistributed net investment income included in net assets at end of period	$18,962	$18,746	$191,566	$186,130

SHARES ISSUED AND REDEEMED
Shares sold	100,000	350,000	250,000	1,950,000
Shares redeemed	(100,000)	—	(350,000)	(200,000)

Net increase (decrease) in shares outstanding	—	350,000	(100,000)	1,750,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	89

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares iBonds Mar 2020 Corporate ex-Financials ETF		iShares iBonds Mar 2023 Corporate ex-Financials ETF
	Year ended October 31, 2014	Period from April 17, 2013[a] to October 31, 2013	Year ended October 31, 2014	Period from April 17, 2013[a] to October 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,198,003	$506,790	$1,290,195	$544,456
Net realized loss	(496,195)	(60,125)	(211,371)	(33,393)
Net change in unrealized appreciation/depreciation	1,375,112	(1,634,103)	1,426,407	(2,269,458)

Net increase (decrease) in net assets resulting from operations	2,076,920	(1,187,438)	2,505,231	(1,758,395)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,188,620)	(417,111)	(1,278,914)	(446,457)

Total distributions to shareholders	(1,188,620)	(417,111)	(1,278,914)	(446,457)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	19,495,334	59,488,796	9,619,308	44,202,533
Cost of shares redeemed	(24,253,270)	—	—	—

Net increase (decrease) in net assets from capital share transactions	(4,757,936)	59,488,796	9,619,308	44,202,533

INCREASE (DECREASE) IN NET ASSETS	(3,869,636)	57,884,247	10,845,625	41,997,681

NET ASSETS
Beginning of period	57,884,247	—	41,997,681	—

End of period	$54,014,611	$57,884,247	$52,843,306	$41,997,681

Undistributed net investment income included in net assets at end of period	$99,062	$89,679	$109,280	$97,999

SHARES ISSUED AND REDEEMED
Shares sold	200,000	600,000	100,000	450,000
Shares redeemed	(250,000)	—	—	—

Net increase (decrease) in shares outstanding	(50,000)	600,000	100,000	450,000

[a]	Commencement of operations.

See notes to financial statements.

90	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares iBonds Mar 2016 Corporate ETF		iShares iBonds Dec 2016 Corporate ETF
	Year ended October 31, 2014	Period from July 9, 2013[a] to October 31, 2013	Period from May 28, 2014[a] to October 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$233,421	$43,264	$25,680
Net realized gain (loss)	3,976	370	(226)
Net change in unrealized appreciation/depreciation	(19,049)	114,613	(28,424)

Net increase (decrease) in net assets resulting from operations	218,348	158,247	(2,970)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(222,479)	(34,316)	(20,326)

Total distributions to shareholders	(222,479)	(34,316)	(20,326)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	25,251,847	15,018,165	10,015,826

Net increase in net assets from capital share transactions	25,251,847	15,018,165	10,015,826

INCREASE IN NET ASSETS	25,247,716	15,142,096	9,992,530

NET ASSETS
Beginning of period	15,142,096	—	—

End of period	$40,389,812	$15,142,096	$9,992,530

Undistributed net investment income included in net assets at end of period	$19,890	$8,948	$5,354

SHARES ISSUED
Shares sold	250,000	150,000	100,000

Net increase in shares outstanding	250,000	150,000	100,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	91

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares iBonds Mar 2018 Corporate ETF		iShares iBonds Dec 2018 Corporate ETF
	Year ended October 31, 2014	Period from July 9, 2013[a] to October 31, 2013	Period from May 28, 2014[a] to October 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$723,366	$87,453	$63,572
Net realized gain (loss)	3,446	853	(104)
Net change in unrealized appreciation/depreciation	(56,727)	284,678	(84,745)

Net increase (decrease) in net assets resulting from operations	670,085	372,984	(21,277)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(664,893)	(64,568)	(49,839)

Total distributions to shareholders	(664,893)	(64,568)	(49,839)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	56,514,024	15,037,752	10,052,865

Net increase in net assets from capital share transactions	56,514,024	15,037,752	10,052,865

INCREASE IN NET ASSETS	56,519,216	15,346,168	9,981,749

NET ASSETS
Beginning of period	15,346,168	—	—

End of period	$71,865,384	$15,346,168	$9,981,749

Undistributed net investment income included in net assets at end of period	$81,358	$22,885	$13,733

SHARES ISSUED
Shares sold	550,000	150,000	100,000

Net increase in shares outstanding	550,000	150,000	100,000

[a]	Commencement of operations.

See notes to financial statements.

92	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares iBonds Mar 2020 Corporate ETF		iShares iBonds Mar 2023 Corporate ETF
	Year ended October 31, 2014	Period from July 9, 2013[a] to October 31, 2013	Year ended October 31, 2014	Period from July 9, 2013[a] to October 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$476,659	$84,562	$500,473	$99,755
Net realized gain (loss)	5,063	1,414	873	(6,061)
Net change in unrealized appreciation/depreciation	206,981	216,322	354,847	103,052

Net increase in net assets resulting from operations	688,703	302,298	856,193	196,746

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(443,589)	(68,066)	(460,848)	(81,203)

Total distributions to shareholders	(443,589)	(68,066)	(460,848)	(81,203)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	15,568,488	10,027,767	15,639,287	10,028,218

Net increase in net assets from capital share transactions	15,568,488	10,027,767	15,639,287	10,028,218

INCREASE IN NET ASSETS	15,813,602	10,261,999	16,034,632	10,143,761

NET ASSETS
Beginning of period	10,261,999	—	10,143,761	—

End of period	$26,075,601	$10,261,999	$26,178,393	$10,143,761

Undistributed net investment income included in net assets at end of period	$49,566	$16,496	$58,177	$18,552

SHARES ISSUED
Shares sold	150,000	100,000	150,000	100,000

Net increase in shares outstanding	150,000	100,000	150,000	100,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	93

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Mar 2016 Corporate ex-Financials ETF

	Year ended Oct. 31, 2014	Period from Apr. 17, 2013[a] to Oct. 31, 2013
Net asset value, beginning of period	$99.47	$99.50

Income from investment operations:
Net investment income[b]	0.67	0.34
Net realized and unrealized gain (loss)[c]	0.29	(0.12)

Total from investment operations	0.96	0.22

Less distributions from:
Net investment income	(0.66)	(0.25)

Total distributions	(0.66)	(0.25)

Net asset value, end of period	$99.77	$99.47

Total return	0.97%	0.23%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$34,918	$34,813
Ratio of expenses to average net assets[e]	0.10%	0.10%
Ratio of net investment income to average net assets[e]	0.67%	0.63%
Portfolio turnover rate[f]	16%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

94	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Mar 2018 Corporate ex-Financials ETF

	Year ended Oct. 31, 2014	Period from Apr. 17, 2013[a] to Oct. 31, 2013
Net asset value, beginning of period	$98.18	$99.50

Income from investment operations:
Net investment income[b]	1.37	0.66
Net realized and unrealized gain (loss)[c]	0.55	(1.47)

Total from investment operations	1.92	(0.81)

Less distributions from:
Net investment income	(1.36)	(0.51)

Total distributions	(1.36)	(0.51)

Net asset value, end of period	$98.74	$98.18

Total return	1.97%	(0.81)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$162,920	$171,817
Ratio of expenses to average net assets[e]	0.10%	0.10%
Ratio of net investment income to average net assets[e]	1.39%	1.25%
Portfolio turnover rate[f]	15%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	95

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Mar 2020 Corporate ex-Financials ETF

	Year ended Oct. 31, 2014	Period from Apr. 17, 2013[a] to Oct. 31, 2013
Net asset value, beginning of period	$96.47	$99.50

Income from investment operations:
Net investment income[b]	2.08	0.98
Net realized and unrealized gain (loss)[c]	1.70	(3.22)

Total from investment operations	3.78	(2.24)

Less distributions from:
Net investment income	(2.04)	(0.79)

Total distributions	(2.04)	(0.79)

Net asset value, end of period	$98.21	$96.47

Total return	3.96%	(2.24)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$54,015	$57,884
Ratio of expenses to average net assets[e]	0.10%	0.10%
Ratio of net investment income to average net assets[e]	2.13%	1.89%
Portfolio turnover rate[f]	43%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

96	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Mar 2023 Corporate ex-Financials ETF

	Year ended Oct. 31, 2014	Period from Apr. 17, 2013[a] to Oct. 31, 2013
Net asset value, beginning of period	$93.33	$99.50

Income from investment operations:
Net investment income[b]	2.71	1.37
Net realized and unrealized gain (loss)[c]	2.73	(6.50)

Total from investment operations	5.44	(5.13)

Less distributions from:
Net investment income	(2.69)	(1.04)

Total distributions	(2.69)	(1.04)

Net asset value, end of period	$96.08	$93.33

Total return	5.93%	(5.14)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$52,843	$41,998
Ratio of expenses to average net assets[e]	0.10%	0.10%
Ratio of net investment income to average net assets[e]	2.86%	2.73%
Portfolio turnover rate[f]	8%	1%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	97

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Mar 2016 Corporate ETF

	Year ended Oct. 31, 2014	Period from Jul. 9, 2013[a] to Oct. 31, 2013
Net asset value, beginning of period	$100.95	$99.95

Income from investment operations:
Net investment income[b]	0.84	0.29
Net realized and unrealized gain[c]	0.06	0.94

Total from investment operations	0.90	1.23

Less distributions from:
Net investment income	(0.88)	(0.23)

Total distributions	(0.88)	(0.23)

Net asset value, end of period	$100.97	$100.95

Total return	0.91%	1.22%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$40,390	$15,142
Ratio of expenses to average net assets[e]	0.07%	0.07%
Ratio of expenses to average net assets prior to waived fees[e]	0.10%	0.10%
Ratio of net investment income to average net assets[e]	0.83%	0.92%
Portfolio turnover rate[f]	2%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

98	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares iBonds Dec 2016 Corporate ETF

Period from May 28, 2014[a] to Oct. 31, 2014
Net asset value, beginning of period	$100.01

Income from investment operations:
Net investment income[b]	0.26
Net realized and unrealized loss[c]	(0.14)

Total from investment operations	0.12

Less distributions from:
Net investment income	(0.20)

Total distributions	(0.20)

Net asset value, end of period	$99.93

Total return	0.12%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$9,993
Ratio of expenses to average net assets[e]	0.10%
Ratio of expenses to average net assets prior to waived fees[e]	0.10%
Ratio of net investment income to average net assets[e]	0.60%
Portfolio turnover rate[f]	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	99

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Mar 2018 Corporate ETF

	Year ended Oct. 31, 2014	Period from Jul. 9, 2013[a] to Oct. 31, 2013
Net asset value, beginning of period	$102.31	$99.95

Income from investment operations:
Net investment income[b]	1.72	0.58
Net realized and unrealized gain[c]	0.41	2.21

Total from investment operations	2.13	2.79

Less distributions from:
Net investment income	(1.78)	(0.43)

Total distributions	(1.78)	(0.43)

Net asset value, end of period	$102.66	$102.31

Total return	2.11%	2.80%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$71,865	$15,346
Ratio of expenses to average net assets[e]	0.08%	0.07%
Ratio of expenses to average net assets prior to waived fees[e]	0.10%	0.10%
Ratio of net investment income to average net assets[e]	1.67%	1.85%
Portfolio turnover rate[f]	3%	3%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

100	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares iBonds Dec 2018 Corporate ETF

Period from May 28, 2014[a] to Oct. 31, 2014
Net asset value, beginning of period	$100.28

Income from investment operations:
Net investment income[b]	0.64
Net realized and unrealized loss[c]	(0.60)

Total from investment operations	0.04

Less distributions from:
Net investment income	(0.50)

Total distributions	(0.50)

Net asset value, end of period	$99.82

Total return	0.04%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$9,982
Ratio of expenses to average net assets[e]	0.10%
Ratio of expenses to average net assets prior to waived fees[e]	0.10%
Ratio of net investment income to average net assets[e]	1.49%
Portfolio turnover rate[f]	3%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	101

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Mar 2020 Corporate ETF

	Year ended Oct. 31, 2014	Period from Jul. 9, 2013[a] to Oct. 31, 2013
Net asset value, beginning of period	$102.62	$99.95

Income from investment operations:
Net investment income[b]	2.81	0.85
Net realized and unrealized gain[c]	1.59	2.50

Total from investment operations	4.40	3.35

Less distributions from:
Net investment income	(2.72)	(0.68)

Total distributions	(2.72)	(0.68)

Net asset value, end of period	$104.30	$102.62

Total return	4.36%	3.36%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$26,076	$10,262
Ratio of expenses to average net assets[e]	0.08%	0.07%
Ratio of expenses to average net assets prior to waived fees[e]	0.10%	0.10%
Ratio of net investment income to average net assets[e]	2.70%	2.68%
Portfolio turnover rate[f]	9%	6%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

102	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Mar 2023 Corporate ETF

	Year ended Oct. 31, 2014	Period from Jul. 9, 2013[a] to Oct. 31, 2013
Net asset value, beginning of period	$101.44	$99.95

Income from investment operations:
Net investment income[b]	3.48	1.00
Net realized and unrealized gain[c]	3.18	1.30

Total from investment operations	6.66	2.30

Less distributions from:
Net investment income	(3.39)	(0.81)

Total distributions	(3.39)	(0.81)

Net asset value, end of period	$104.71	$101.44

Total return	6.68%	2.33%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$26,178	$10,144
Ratio of expenses to average net assets[e]	0.08%	0.07%
Ratio of expenses to average net assets prior to waived fees[e]	0.10%	0.10%
Ratio of net investment income to average net assets[e]	3.36%	3.20%
Portfolio turnover rate[f]	3%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	103

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Former Name	Diversification Classification
iBonds Mar 2016 Corporate ex-Financials	iSharesBond Mar 2016 Corporate ex-Financials Term ETF	Non-diversified
iBonds Mar 2018 Corporate ex-Financials	iSharesBond Mar 2018 Corporate ex-Financials Term ETF	Non-diversified
iBonds Mar 2020 Corporate ex-Financials	iSharesBond Mar 2020 Corporate ex-Financials Term ETF	Non-diversified
iBonds Mar 2023 Corporate ex-Financials	iSharesBond Mar 2023 Corporate ex-Financials Term ETF	Non-diversified
iBonds Mar 2016 Corporate	iSharesBond Mar 2016 Corporate Term ETF	Non-diversified
iBonds Dec 2016 Corporate[a]	iSharesBond Dec 2016 Corporate Term ETF	Non-diversified
iBonds Mar 2018 Corporate	iSharesBond Mar 2018 Corporate Term ETF	Non-diversified
iBonds Dec 2018 Corporate[a]	iSharesBond Dec 2018 Corporate Term ETF	Non-diversified
iBonds Mar 2020 Corporate	iSharesBond Mar 2020 Corporate Term ETF	Non-diversified
iBonds Mar 2023 Corporate	iSharesBond Mar 2023 Corporate Term ETF	Non-diversified

[a]	The Fund commenced operations on May 28, 2014.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946).

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant

104	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

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iSHARES® TRUST

to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Fixed income investments are valued at the last available bid price received from independent pricing services. In determining the value of a fixed income investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

NOTES TO FINANCIAL STATEMENTS	105

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of October 31, 2014. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
iBonds Mar 2016 Corporate ex-Financials
Assets:
Corporate Bonds & Notes	$—	$33,528,190	$—	$33,528,190
Money Market Funds	2,543,014	—	—	2,543,014

	$2,543,014	$33,528,190	$—	$36,071,204

iBonds Mar 2018 Corporate ex-Financials
Assets:
Corporate Bonds & Notes	$—	$158,138,736	$—	$158,138,736
Money Market Funds	8,427,319	—	—	8,427,319

	$8,427,319	$158,138,736	$—	$166,566,055

iBonds Mar 2020 Corporate ex-Financials
Assets:
Corporate Bonds & Notes	$—	$53,399,028	$—	$53,399,028
Money Market Funds	1,655,009	—	—	1,655,009

	$1,655,009	$53,399,028	$—	$55,054,037

iBonds Mar 2023 Corporate ex-Financials
Assets:
Corporate Bonds & Notes	$—	$51,739,507	$—	$51,739,507
Money Market Funds	2,716,233	—	—	2,716,233

	$2,716,233	$51,739,507	$—	$54,455,740

iBonds Mar 2016 Corporate
Assets:
Corporate Bonds & Notes	$—	$32,162,139	$—	$32,162,139
Investment Companies	7,541,695	—	—	7,541,695
Money Market Funds	1,315,628	—	—	1,315,628

	$8,857,323	$32,162,139	$—	$41,019,462

106	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
iBonds Dec 2016 Corporate
Assets:
Corporate Bonds & Notes	$—	$9,857,092	$—	$9,857,092
Money Market Funds	329,190	—	—	329,190

	$329,190	$9,857,092	$—	$10,186,282

iBonds Mar 2018 Corporate
Assets:
Corporate Bonds & Notes	$—	$62,425,840	$—	$62,425,840
Investment Companies	7,619,150	—	—	7,619,150
Money Market Funds	2,300,310	—	—	2,300,310

	$9,919,460	$62,425,840	$—	$72,345,300

iBonds Dec 2018 Corporate
Assets:
Corporate Bonds & Notes	$—	$9,594,593	$—	$9,594,593
Money Market Funds	832,790	—	—	832,790

	$832,790	$9,594,593	$—	$10,427,383

iBonds Mar 2020 Corporate
Assets:
Corporate Bonds & Notes	$—	$22,636,721	$—	$22,636,721
Investment Companies	3,167,628	—	—	3,167,628
Money Market Funds	1,752,034	—	—	1,752,034

	$4,919,662	$22,636,721	$—	$27,556,383

iBonds Mar 2023 Corporate
Assets:
Corporate Bonds & Notes	$—	$22,472,751	$—	$22,472,751
Investment Companies	3,115,350	—	—	3,115,350
Money Market Funds	1,745,160	—	—	1,745,160

	$4,860,510	$22,472,751	$—	$27,333,261

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis. Dividend income and capital gain distributions from other iShares funds held, if any, are recognized on the ex-dividend date.

NOTES TO FINANCIAL STATEMENTS	107

Notes to Financial Statements (Continued)

iSHARES® TRUST

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of October 31, 2014, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of October 31, 2014 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

108	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table is a summary of each Fund’s securities lending agreements which are subject to offset under an MSLA as of October 31, 2014:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
iBonds Mar 2016 Corporate ex-Financials	$1,334,788	$1,334,788	$—
iBonds Mar 2018 Corporate ex-Financials	3,986,973	3,986,973	—
iBonds Mar 2020 Corporate ex-Financials	1,543,937	1,543,937	—
iBonds Mar 2023 Corporate ex-Financials	2,398,613	2,398,613	—
iBonds Mar 2016 Corporate	819,995	819,995	—
iBonds Dec 2016 Corporate	251,251	251,251	—
iBonds Mar 2018 Corporate	863,618	863,618	—
iBonds Dec 2018 Corporate	526,874	526,874	—
iBonds Mar 2020 Corporate	1,344,262	1,344,262	—
iBonds Mar 2023 Corporate	1,336,120	1,336,120	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.10% based on the average daily net assets of each Fund.

BFA has contractually agreed to waive a portion of its investment advisory fees for the iShares iBonds Mar 2016 Corporate ETF, iShares iBonds Dec 2016 Corporate ETF, iShares iBonds Mar 2018 Corporate ETF, iShares iBonds Dec 2018 Corporate ETF, iShares iBonds Mar 2020 Corporate ETF and iShares iBonds Mar 2023 Corporate ETF through the termination date of each Fund, in an amount equal to each Fund’s pro rata share of the fees and expenses attributable to each Fund’s investments in other funds advised by BFA or its affiliates.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Effective January 1, 2014, each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to

NOTES TO FINANCIAL STATEMENTS	109

Notes to Financial Statements (Continued)

iSHARES® TRUST

effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2014 (i) each Fund retains 75% of securities lending income and (ii) the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in calendar year 2013 and pursuant to a securities lending agreement, (i) each Fund will receive for the remainder of that calendar year 80% of securities lending income and (ii) the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended October 31, 2014, each Fund paid to BTC the following amounts in total for securities lending agent services and collateral investment fees:

iShares ETF	Fees Paid to BTC
iBonds Mar 2016 Corporate ex-Financials	$446
iBonds Mar 2018 Corporate ex-Financials	4,906
iBonds Mar 2020 Corporate ex-Financials	3,346
iBonds Mar 2023 Corporate ex-Financials	3,981
iBonds Mar 2016 Corporate	390

iShares ETF	Fees Paid to BTC
iBonds Dec 2016 Corporate	$24
iBonds Mar 2018 Corporate	2,256
iBonds Dec 2018 Corporate	29
iBonds Mar 2020 Corporate	1,371
iBonds Mar 2023 Corporate	923

Prior to January 1, 2014, each Fund retained 65% of securities lending income and paid no collateral investment fees.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain Funds, in order to improve their portfolio liquidity and their ability to track their respective underlying index, may invest in shares of other iShares funds that invest in securities in each Fund’s respective underlying index.

110	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended October 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares or Principal Held at Beginning of Year (000s)	Shares or Principal Purchased (000s)	Shares or Principal Sold (000s)	Shares or Principal Held at End of Year (000s)	Value at End of Year	Dividend or Interest Income
iBonds Mar 2016 Corporate
iShares iBonds Mar 2016 Corporate ex-Financials ETF	45	31	—	76	$7,541,695	$43,862
PNC Funding Corp. 4.25%, 09/21/15	—	200	—	200	206,389	57

					$7,748,084	$43,919

iBonds Dec 2016 Corporate
PNC Funding Corp. 2.70%, 09/19/16	—	100	—	100	$103,013	$328

iBonds Mar 2018 Corporate
iShares iBonds Mar 2018 Corporate ex-Financials ETF	47	30	—	77	$7,619,150	$94,678
PNC Bank N.A. 6.00%, 12/07/17	—	250	—	250	282,874	1,696

					$7,902,024	$96,374

iBonds Mar 2020 Corporate
iShares iBonds Mar 2020 Corporate ex-Financials ETF	32	—	—	32	$3,167,628	$65,594
PNC Funding Corp. 5.13%, 02/08/20	100	200	—	300	338,985	4,063

					$3,506,613	$69,657

iBonds Mar 2023 Corporate
iShares iBonds Mar 2023 Corporate ex-Financials ETF	32	—	—	32	$3,115,350	$86,825
PNC Financial Services Group Inc. (The) 2.85%, 11/09/22	100	—	—	100	97,400	3,564

					$3,212,750	$90,389

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

NOTES TO FINANCIAL STATEMENTS	111

Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2014 were as follows:

iShares ETF	Purchases	Sales
iBonds Mar 2016 Corporate ex-Financials	$5,256,164	$10,970,929
iBonds Mar 2018 Corporate ex-Financials	23,763,696	35,758,117
iBonds Mar 2020 Corporate ex-Financials	23,802,153	26,611,155
iBonds Mar 2023 Corporate ex-Financials	13,117,132	3,773,266
iBonds Mar 2016 Corporate	12,692,933	595,468
iBonds Dec 2016 Corporate	10,186,086	215,732
iBonds Mar 2018 Corporate	42,312,517	1,223,407
iBonds Dec 2018 Corporate	10,053,663	296,820
iBonds Mar 2020 Corporate	12,572,355	1,593,047
iBonds Mar 2023 Corporate	11,694,140	504,081

In-kind transactions (see Note 4) for the year ended October 31, 2014 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
iBonds Mar 2016 Corporate ex-Financials	$4,865,473	$—
iBonds Mar 2018 Corporate ex-Financials	4,766,140	—
iBonds Mar 2016 Corporate	9,780,341	—
iBonds Mar 2018 Corporate	14,719,948	—
iBonds Mar 2020 Corporate	4,818,258	—
iBonds Mar 2023 Corporate	4,096,364	—

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

112	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

5.	MARKET AND CREDIT RISK

In the normal course of business, each Fund’s investment activities exposes it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct or indirect investment in fixed income instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

Each Fund invests a substantial amount of its assets in fixed-income securities. Changes in market interest rates or economic conditions, including the decision in December 2013 by the Federal Reserve Bank to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Given the environment of historically low interest rates, each Fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit

NOTES TO FINANCIAL STATEMENTS	113

Notes to Financial Statements (Continued)

iSHARES® TRUST

risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of October 31, 2014 were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
iBonds Mar 2016 Corporate	$370	$—	$(370)
iBonds Mar 2018 Corporate	1,732	—	(1,732)
iBonds Mar 2020 Corporate	1,414	—	(1,414)

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 was as follows:

iShares ETF	2014	2013
iBonds Mar 2016 Corporate ex-Financials
Ordinary income	$229,632		$60,430

iBonds Mar 2018 Corporate ex-Financials
Ordinary income	$2,335,749		$756,284

iBonds Mar 2020 Corporate ex-Financials
Ordinary income	$1,188,620		$417,111

iBonds Mar 2023 Corporate ex-Financials
Ordinary income	$1,278,914		$446,457

iBonds Mar 2016 Corporate
Ordinary income	$222,479		$34,316

iBonds Dec 2016 Corporate
Ordinary income	$20,326	$	N/A

114	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF	2014	2013
iBonds Mar 2018 Corporate
Ordinary income	$664,893		$64,568

iBonds Dec 2018 Corporate
Ordinary income	$49,839	$	N/A

iBonds Mar 2020 Corporate
Ordinary income	$443,589		$68,066

iBonds Mar 2023 Corporate
Ordinary income	$460,848		$81,203

As of October 31, 2014, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
iBonds Mar 2016 Corporate ex-Financials	$48,100	$1,065	$—	$58,818	$107,983
iBonds Mar 2018 Corporate ex-Financials	191,566	—	(134,318)	(91,030)	(33,782)
iBonds Mar 2020 Corporate ex-Financials	99,062	—	(497,622)	(317,689)	(716,249)
iBonds Mar 2023 Corporate ex-Financials	109,280	—	(244,764)	(843,051)	(978,535)
iBonds Mar 2016 Corporate	21,309	2,557	—	95,564	119,430
iBonds Dec 2016 Corporate	5,354	—	(226)	(28,424)	(23,296)
iBonds Mar 2018 Corporate	87,757	—	—	224,119	311,876
iBonds Dec 2018 Corporate	13,733	—	(104)	(84,745)	(71,116)
iBonds Mar 2020 Corporate	54,417	212	—	423,303	477,932
iBonds Mar 2023 Corporate	58,177	—	(5,188)	457,899	510,888

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2014, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
iBonds Mar 2018 Corporate ex-Financials	$134,318
iBonds Mar 2020 Corporate ex-Financials	497,622
iBonds Mar 2023 Corporate ex-Financials	244,764
iBonds Dec 2016 Corporate	226
iBonds Dec 2018 Corporate	104
iBonds Mar 2023 Corporate	5,188

NOTES TO FINANCIAL STATEMENTS	115

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended October 31, 2014, the Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
iBonds Mar 2016 Corporate ex-Financials	$543
iBonds Mar 2023 Corporate	873

As of October 31, 2014, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
iBonds Mar 2016 Corporate ex-Financials	$36,012,386	$62,726	$(3,908)	$58,818
iBonds Mar 2018 Corporate ex-Financials	166,657,085	385,312	(476,342)	(91,030)
iBonds Mar 2020 Corporate ex-Financials	55,371,726	157,965	(475,654)	(317,689)
iBonds Mar 2023 Corporate ex-Financials	55,298,791	100,321	(943,372)	(843,051)
iBonds Mar 2016 Corporate	40,923,898	104,925	(9,361)	95,564
iBonds Dec 2016 Corporate	10,214,706	561	(28,985)	(28,424)
iBonds Mar 2018 Corporate	72,121,181	351,201	(127,082)	224,119
iBonds Dec 2018 Corporate	10,512,128	—	(84,745)	(84,745)
iBonds Mar 2020 Corporate	27,133,080	444,975	(21,672)	423,303
iBonds Mar 2023 Corporate	26,875,362	480,250	(22,351)	457,899

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2014, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

116	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares iBonds Mar 2016 Corporate ex-Financials ETF, iShares iBonds Mar 2018 Corporate ex-Financials ETF, iShares iBonds Mar 2020 Corporate ex-Financials ETF, iShares iBonds Mar 2023 Corporate ex-Financials ETF, iShares iBonds Mar 2016 Corporate ETF, iShares iBonds Dec 2016 Corporate ETF, iShares iBonds Mar 2018 Corporate ETF, iShares iBonds Dec 2018 Corporate ETF, iShares iBonds Mar 2020 Corporate ETF and iShares iBonds Mar 2023 Corporate ETF (the “Funds”) at October 31, 2014, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 19, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	117

Tax Information (Unaudited)

iSHARES® TRUST

Under Section 871(k)(1)(C) of the Internal Revenue Code, the Funds hereby designate the following maximum amounts allowable as interest-related dividends for the fiscal year ended October 31, 2014:

iShares ETF	Interest- Related Dividends
iBonds Mar 2016 Corporate ex-Financials	$174,563
iBonds Mar 2018 Corporate ex-Financials	1,871,959
iBonds Mar 2020 Corporate ex-Financials	877,001
iBonds Mar 2023 Corporate ex-Financials	1,018,669

iShares ETF	Interest- Related Dividends
iBonds Mar 2016 Corporate	$135,373
iBonds Mar 2018 Corporate	494,551
iBonds Mar 2020 Corporate	321,375
iBonds Mar 2023 Corporate	358,040

118	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares iBonds Mar 2016 Corporate ex-Financials ETF, iShares iBonds Mar 2018 Corporate ex-Financials ETF, iShares iBonds Mar 2020 Corporate ex-Financials ETF and iShares iBonds Mar 2023 Corporate ex-Financials ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine a Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine a Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds were lower than the median of the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

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Board Review and Approval of Investment Advisory

Contract (Continued)

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In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential

120	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board further noted management’s assertion that future economies of scale for each Fund had been taken into consideration by fixing the investment advisory fee rate at the low end of the market place, effectively giving Fund shareholders, from inception, the benefits of lower fees. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rates incorporate potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially similar investment objectives and strategies as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	121

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares iBonds Mar 2016 Corporate ETF, iShares iBonds Mar 2018 Corporate ETF, iShares iBonds Mar 2020 Corporate ETF and iShares iBonds Mar 2023 Corporate ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

to determine a Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine a Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds were within range of the median of the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment

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Board Review and Approval of Investment Advisory

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performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board further noted management’s assertion that future economies of scale for each Fund had been taken into consideration by fixing the investment advisory fee rate at the low end of the market place, effectively giving Fund shareholders, from inception, the benefits of lower fees. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rates incorporate potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially similar investment objectives and strategies as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other

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Contract (Continued)

iSHARES® TRUST

significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III. iShares iBonds Dec 2016 Corporate ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the

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extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including any advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine each iShares fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine the Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund were within range of the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group.

Because the Fund has not commenced operations as of December 31, 2013, the Board did not review any performance information for the Fund.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services to be Provided by BFA — The Board noted that the Fund had not commenced operations as of December 31, 2013, and reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio

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iSHARES® TRUST

management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and its Affiliates — While the Board reviewed information about the profitability of the iShares complex to BlackRock based on fees payable to BFA and its affiliates (including fees under advisory contracts with iShares funds), and all other sources of revenue and expense to BFA and its affiliates from iShares funds’ operations for the last calendar year, the Board did not consider the profitability of the Fund to BFA and its affiliates since the Fund had not commenced operations as of December 31, 2013. The Board noted that it expects to receive profitability information from BFA on at least an annual basis following the Fund’s launch and thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale with respect to the iShares funds that are in operation was focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board further noted management’s assertion that future economies of scale for the Fund had been taken into consideration by fixing the investment advisory fee rate at the low end of the market place, effectively giving Fund shareholders, from inception, the benefits of a lower fee. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services to be provided to the Fund, as well as other significant differences in the

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iSHARES® TRUST

approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses to be borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA, since the Fund has not commenced operations as of December 31, 2013. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

IV. iShares iBonds Dec 2018 Corporate ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the

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Contract (Continued)

iSHARES® TRUST

additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including any advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine each iShares fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine the Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund were within range of the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group.

Because the Fund has not commenced operations as of December 31, 2013, the Board did not review any performance information for the Fund.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services to be Provided by BFA — The Board noted that the Fund had not commenced operations as of December 31, 2013, and reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance

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iSHARES® TRUST

record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and its Affiliates — While the Board reviewed information about the profitability of the iShares complex to BlackRock based on fees payable to BFA and its affiliates (including fees under advisory contracts with iShares funds), and all other sources of revenue and expense to BFA and its affiliates from iShares funds’ operations for the last calendar year, the Board did not consider the profitability of the Fund to BFA and its affiliates since the Fund had not commenced operations as of December 31, 2013. The Board noted that it expects to receive profitability information from BFA on at least an annual basis following the Fund’s launch and thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale with respect to the iShares funds that are in operation was focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board further noted management’s assertion that future economies of scale for the Fund had been taken into consideration by fixing the investment advisory fee rate at the low end of the market place, effectively giving Fund shareholders, from inception, the benefits of a lower fee. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in

130	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

terms of the different, generally more extensive services to be provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses to be borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA, since the Fund has not commenced operations as of December 31, 2013. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

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Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
iBonds Mar 2016 Corporate ex-Financials	$0.664124	$—	$—	$0.664124	100%	—%	—%		100%
iBonds Mar 2018 Corporate ex-Financials	1.361135	—	—	1.361135	100	—	—		100
iBonds Mar 2020 Corporate ex-Financials	2.043432	—	—	2.043432	100	—	—		100
iBonds Mar 2023 Corporate ex-Financials	2.676846	—	0.015388	2.692234	99	—	1		100
iBonds Mar 2016 Corporate	0.869739	—	0.009695	0.879434	99	—	1		100
iBonds Mar 2018 Corporate	1.780931	—	0.001432	1.782363	100	—	0	[a]	100
iBonds Mar 2020 Corporate	2.712560	—	0.006997	2.719557	100	—	0	[a]	100
iBonds Mar 2023 Corporate	3.359677	—	0.027532	3.387209	99	—	1		100

[a]	Rounds to less than 1%.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

132	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares iBonds Mar 2016 Corporate ex-Financials ETF

Period Covered: July 1, 2013 through September 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	9	2.85%
Greater than 0.5% and Less than 1.0%	86	27.22
Between 0.5% and –0.5%	221	69.93

	316	100.00%

iShares iBonds Mar 2018 Corporate ex-Financials ETF

Period Covered: July 1, 2013 through September 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	5	1.58%
Greater than 0.5% and Less than 1.0%	79	25.00
Between 0.5% and –0.5%	232	73.42

	316	100.00%

iShares iBonds Mar 2020 Corporate ex-Financials ETF

Period Covered: July 1, 2013 through September 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	132	41.77%
Between 0.5% and –0.5%	184	58.23

	316	100.00%

iShares iBonds Mar 2023 Corporate ex-Financials ETF

Period Covered: July 1, 2013 through September 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	1	0.32%
Greater than 0.5% and Less than 1.0%	129	40.82
Between 0.5% and –0.5%	185	58.54
Less than –0.5% and Greater than –1.0%	1	0.32

	316	100.00%

SUPPLEMENTAL INFORMATION	133

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares iBonds Mar 2016 Corporate ETF

Period Covered: October 1, 2013 through September 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	20	7.94%
Between 0.5% and –0.5%	229	90.87
Less than –0.5% and Greater than –1.0%	3	1.19

	252	100.00%

iShares iBonds Dec 2016 Corporate ETF

Period Covered: July 1, 2014 through September 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	64	100.00%

iShares iBonds Mar 2018 Corporate ETF

Period Covered: October 1, 2013 through September 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	2	0.79%
Greater than 1.0% and Less than 1.5%	3	1.19
Greater than 0.5% and Less than 1.0%	119	47.22
Between 0.5% and –0.5%	127	50.40
Less than –0.5% and Greater than –1.0%	1	0.40

	252	100.00%

iShares iBonds Dec 2018 Corporate ETF

Period Covered: July 1, 2014 through September 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	63	98.44%
Less than –0.5%	1	1.56

	64	100.00%

134	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares iBonds Mar 2020 Corporate ETF

Period Covered: October 1, 2013 through September 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	1	0.40%
Greater than 0.5% and Less than 1.0%	114	45.24
Between 0.5% and –0.5%	137	54.36

	252	100.00%

iShares iBonds Mar 2023 Corporate ETF

Period Covered: October 1, 2013 through September 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	93	36.90%
Between 0.5% and –0.5%	152	60.32
Less than –0.5% and Greater than –1.0%	7	2.78

	252	100.00%

SUPPLEMENTAL INFORMATION	135

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 294 funds (as of October 31, 2014) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (57)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (43)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Director of iShares MSCI Russia Capped ETF, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

136	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (59)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (65)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (71)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

TRUSTEE AND OFFICER INFORMATION	137

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (59)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (53)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (75)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).

Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since

2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (50)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

138	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Manish Mehta (43)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI

(2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Edward B. Baer (46)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock, Inc. (since 2006); Director of Legal & Compliance, BlackRock, Inc. (2004-2006).

Eilleen M. Clavere (62)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock, Inc. (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Scott Radell (45)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (51)	Vice President (since 2007).	Managing Director, BlackRock, Inc. (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

TRUSTEE AND OFFICER INFORMATION	139

Notes:

140	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	141

Notes:

142	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed or issued by Barclays Capital Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2014 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-107-1014

Item 2. Code of Ethics.

iShares Trust (the “Registrant”) adopted a new code of ethics on July 1, 2011 that applies to persons appointed by the Registrant’s Board of Trustees as the President and/or Chief Financial Officer, and any persons performing similar functions. For the fiscal year ended October 31, 2014, there were no amendments to any provision of the former and new codes of ethics, nor were there any waivers granted from any provision of the former and new codes of ethics. A copy of the new code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Charles A. Hurty, John E. Kerrigan, Robert H. Silver and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the thirty-three series of the Registrant for which the fiscal year-end is October 31, 2014 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years, were $364,800 for the fiscal year ended October 31, 2013 and $426,550 for the fiscal year ended October 31, 2014.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended October 31, 2013 and October 31, 2014 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Funds’ tax returns and excise tax calculations, were $108,360 for the fiscal year ended October 31, 2013 and $121,341 for the fiscal year ended October 31, 2014.

(d)	All Other Fees – There were no other fees billed for the fiscal years ended October 31, 2013 and October 31, 2014 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The Registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the Registrant or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) There were no services described in (b) through (d) above (including services required by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended October 31, 2014 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Funds, and rendered to the Registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the Registrant for the last two fiscal years were, $4,590,602 for the fiscal year ended October 31, 2013 and $3,462,153 for the fiscal year ended October 31, 2014.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services do not compromise the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, Robert H. Silver, John E. Martinez and Madhav V. Rajan.

Item 6. Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The President (the Registrant’s Principal Executive Officer) and Chief Financial Officer (the Registrant’s Principal Financial Officer) have concluded that, based on their evaluation as of a date within 90 days of the filing date of this report, the disclosure controls and procedures of the Registrant (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are reasonably designed to achieve the purposes described in Section 4(a) of the attached certification.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1) Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable to the Registrant.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Manish Mehta
Manish Mehta, President (Principal Executive Officer)
Date:	December 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Manish Mehta
Manish Mehta, President (Principal Executive Officer)
Date:	December 23, 2014

By:	/s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)
Date:	December 23, 2014